UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2020

PENN VIRGINIA CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	1-13283	23-1184320
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

16285 Park Ten Place Suite 500 Houston, Texas	77084
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 722-6500

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	PVAC	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry Into a Material Definitive Agreement.

Background

On November 2, 2020, Penn Virginia Corporation, a Virginia corporation (the “Company”), entered into the following agreements:

•

a Contribution Agreement (the “Contribution Agreement”), by and among the Company, PV Energy Holdings, L.P., a Delaware limited partnership and newly formed subsidiary of the Company (the “Partnership”), and JSTX Holdings, LLC, a Delaware limited liability company (“Purchaser”) and affiliate of Juniper Capital Advisors, L.P. (“Juniper”), pursuant to which, among other things, upon the satisfaction of the terms and conditions set forth therein, (i) the Company will contribute to the Partnership all of its equity interests in Penn Virginia Holding Corp., a Delaware corporation (“Holdings”), that will be converted into a limited liability company prior to the closing date of the Transactions (as defined below) (the “Closing Date”), in exchange for a number of newly issued common units representing limited partner interests of the Partnership (the “Common Units”) equal to the number of shares of the Company’s common stock, par value $0.01 (the “Common Stock”), outstanding as of the Closing Date and (ii) Purchaser will contribute to the Partnership, as a capital contribution, $150,000,000 in exchange for 17,142,857 newly issued Common Units. In addition, Purchaser will acquire 171,429 shares of newly designated Series A Preferred Stock, par value $0.01, of the Company (the “Preferred Stock”) (which Preferred Stock will be a non-economic voting interest), at a price equal to the par value of the shares acquired; and

•

a Contribution Agreement (the “Asset Agreement” and, together with the Contribution Agreement, the “Transaction Agreements”), by and among Rocky Creek Resources, LLC, a Delaware limited liability company and affiliate of Juniper (“Rocky Creek”), the Company and the Partnership, pursuant to which the Company will purchase certain oil and gas leasehold and other real and personal property interests in Lavaca County, Texas and Fayette County, Texas and assume certain liabilities from Rocky Creek, in exchange for 4,959,000 newly issued Common Units at a price per unit of $7.74, or $38,382,660 in the aggregate (the “Purchase Price”), subject to adjustment as set forth therein. In addition Rocky Creek will acquire 49,590 shares of Preferred Stock at a price equal to the par value of the shares acquired.

The transactions contemplated by the Contribution Agreement are herein referred to as the “Equity Transaction” and the transactions contemplated by the Asset Agreement are herein referred to as the “Asset Transaction,” and together the “Transactions.” The Common Units to be issued in the Transactions are referred to herein as the “Purchased Units,” and the Preferred Stock to be issued in the Transactions is referred to herein as the “Purchased Preferred Stock”. Collectively, the Purchased Units and the Purchased Preferred Stock are referred to herein as the “Purchased Securities.”

Contribution Agreement

Under the Contribution Agreement, each of the Company, the Partnership, and the Purchaser has made customary representations and warranties and agreed to customary covenants. The Equity Transaction is subject to various closing conditions, including (i) the approval of the Company’s shareholders (the “Company Shareholders”) relating to (A) the issuance of the Purchased Securities in the Equity Transaction and (B) the issuance of the Purchased Securities in the Asset Transaction, in each case by the holders of a majority of all votes cast at a meeting of the Company Shareholders held to vote on such matter, in each case for purposes of complying with applicable Nasdaq listing rules (collectively, whether or not presented as a single proposal, the “Shareholder Proposal” and such approval, the “Shareholder Approval”), (ii) the absence of specified adverse laws or orders, (iii) the expiration of any applicable waiting period (or extension thereof) under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (iv) no material adverse effect having occurred with respect to the Company and its subsidiaries, as applicable, (v) the Second Lien Credit Agreement Amendment (as defined below) remaining in full force and effect, (vi) the Company having obtained the necessary consents, waivers, or amendments with respect to the Company’s Credit Agreement, dated as of September 12, 2016, by and among Holdings, as borrower, the Company, the subsidiary guarantors party thereto, the lenders party thereto and Wells Fargo Bank, National Association, as administrative agent (the “RBL”), and (vii) the filing of all notices and other documents relating to the listing of the Common Stock for which the

Purchased Units may be exchanged upon redemption pursuant to the Partnership Agreement (as defined below). Each party’s obligation to consummate the Equity Transaction is also subject to certain additional customary conditions, including (i) the accuracy of the representations and warranties of the other party, subject to certain materiality qualifiers, and (ii) performance in all material respects by the other party of its obligations under the Contribution Agreement. The closing of the transactions contemplated under the Contribution Agreement is also conditioned upon the contemporaneous closing of the transactions contemplated under the Asset Agreement (such closings, collectively, the “Closing”).

Prior to, but not after, the Shareholder Approval is obtained, the Board of Directors of the Company (the “Board”) may withdraw, modify or qualify its recommendation that the Company Shareholders approve the Shareholder Proposal (a “Change in Recommendation”) if the Board determines in good faith, after consultation with its outside legal advisors and financial advisors, that the failure to make such a Change in Recommendation would be inconsistent with the fiduciary duties owed by the Board to the Company Shareholders under applicable law, subject to providing Purchaser and Rocky Creek at least three business days’ notice.

The Contribution Agreement contains certain termination rights, including, for both the Company and the Purchaser (i) if the closing of the Equity Transaction is not consummated by May 2, 2021, (ii) upon mutual written consent, (iii) if the consummation of the Equity Transaction is prohibited by law, (iv) if the Asset Agreement is terminated for any reason, (v) if the Shareholder Approval is not obtained, and (vi) if there is a breach of a representation, warranty, covenant or other agreement by the other party which has not been cured within 30 days following written notice from the other party of such breach. The Contribution Agreement also contains termination rights for (i) the Purchaser if the Board effects a Change in Recommendation and (ii) the Company if the Board effects a Change in Recommendation to enter into an alternative proposal. The Contribution Agreement further provides that, upon termination of the Contribution Agreement under certain circumstances, the Company would be required to pay Purchaser a termination fee equal to $7,500,000 or reimburse Purchaser for certain expenses. In the event the Company is required to reimburse Purchaser’s expenses, the expense reimbursement under the Contribution Agreement and Asset Agreement will not exceed $2,826,000 in aggregate.

In connection with the transactions contemplated by the Contribution Agreement, Juniper Capital III, L.P., the parent of Purchaser, executed a limited guarantee (the “Limited Guarantee”), dated as of November 2, 2020, pursuant to which Juniper Capital III, L.P. agreed to guarantee Purchaser’s obligations contained in the Contribution Agreement, subject to the terms and conditions contained in the Limited Guarantee.

Asset Agreement

Under the Asset Agreement, all of Rocky Creek’s right, title and interest to its oil and gas interests and associated assets (including seismic data) located within Lavaca County, Texas, and certain of its assets located in Fayette County, Texas will be contributed to the Partnership, except for Rocky Creek’s royalty and override owning subsidiary and a customary list of exclusions (the “Assets”). The Company will also assume all of the liabilities associated with the Assets except a customary subset of retained liabilities, including those relating to (i) certain tax matters, (ii) excluded assets, (iii) pre-closing personal injury or death, (iv) pre-closing transport or disposal of hazardous materials offsite, (v) pre-effective time mispayment of royalties, (vi) certain employee matters, (vii) scheduled litigation (or litigation that should have been scheduled), (viii) civil fines or criminal liability and (ix) debt or hedge contracts.

Each of the Company, the Partnership and Rocky Creek has made customary representations and warranties, and, Rocky Creek, subject to certain limitations, will indemnify the Company for breaches of its representations, warranties, covenants or agreements, and its retained liabilities. Rocky Creek’s indemnification obligations will be supported after the closing by an indemnity escrow, half of which will be released 180 days after the Closing Date, with remaining amounts to be released one year after the Closing Date. Rocky Creek’s indemnification obligations are subject to certain customary limitations, including thresholds, deductibles and survival periods.

Additionally, the Asset Transaction is subject to various closing conditions, which are substantially similar to the closing conditions contained in the Contribution Agreement, with the exception that, with respect to the Assets, (i) the total cost of certain title defects, environmental liabilities and casualty losses and (ii) the value of assets excluded pursuant to the Asset Agreement as of the Closing Date must be, in the aggregate, less than 25% of the unadjusted value of the Common Units issued to Rocky Creek pursuant to the Asset Agreement. The closing of the transactions contemplated under the Asset Agreement is also conditioned upon the contemporaneous closing of the transactions contemplated by the Contribution Agreement.

2

The Asset Agreement also contains provisions relating to the Board’s ability to effect a Change in Recommendation and termination provisions, that are, in each case, substantially similar to the corresponding provisions in the Contribution Agreement. The Asset Agreement further provides that, upon termination of the Asset Agreement under certain circumstances, the Company would be required to pay Rocky Creek a termination fee equal to $1,919,133 or reimburse Rocky Creek for certain expenses. In the event the Company is required to reimburse Rocky Creek’s expenses, the expense reimbursement under the Asset Agreement and Contribution Agreement will not exceed $2,826,000 in aggregate.

Other Ancillary Agreements

The Contribution Agreement contemplates the execution by the parties of various agreements at the Closing, including, among others:

•	a certificate of designation establishing the Preferred Stock and containing the powers, designations, preferences and rights of the Preferred Stock;

•

an amended and restated partnership agreement of the Partnership (the “Partnership Agreement”) defining the rights of the parties thereto, including the Company, and pursuant to which, beginning 180 days after closing, Purchaser and Rocky Creek will have the right to redeem or exchange the Purchased Units (together with 1/100 of a share of Preferred Stock for each Common Unit redeemed or exchanged) for shares of Common Stock or, at the Partnership’s election, cash; and

•

an investor and registration rights agreement providing for, collectively with the Certificate of Designation, certain rights and obligations with respect to the governance of the Company, including rights to nominate a number of members of the Board based on Juniper’s beneficial ownership and certain registration rights with respect to the Common Stock issuable upon redemption of the Purchased Units pursuant to the Partnership Agreement.

Director Designation Rights and Post-Closing Governance

At the Closing, the Board will be increased from four members to nine members, and Juniper will designate five new members to the Board. So long as Juniper and its permitted transferees continuously own a threshold amount of the Total Shares (as defined below), Juniper will have certain director designation rights, and the Board will be composed of directors, as specified below:

•

at least 50% of the Total Shares (i) up to five directors (who may all be affiliates or employees of Juniper or its affiliates (“Investor Affiliated Directors”)) designated by Juniper, (ii) three independent directors that are not affiliated with Juniper (“Non-Affiliated Directors”) and (iii) the Chief Executive Officer (“CEO”);

•

at least 40%, but less than 50%, of the Total Shares (i) up to four directors (who may all be Investor Affiliated Directors) designated by Juniper, (ii) three Non-Affiliated Directors, (iii) the CEO and (iv) one Non-Affiliated Director as recommended by the Nominating & Governance Committee (the “Governance Committee”);

•

at least 30%, but less than 40%, of the Total Shares (i) up to three directors (who may all be Investor Affiliated Directors) designated by Juniper, (ii) three Non-Affiliated Directors and (iii) the CEO;

•

at least 20%, but less than 30%, of the Total Shares (i) up to two directors (who may all be Investor Affiliated Directors) designated by Juniper, (ii) three Non-Affiliated Directors and (iii) the CEO; and

•	at least 10%, but less than 20%, of the Total Shares (i) up to one director designated by Juniper (who may be an Investor Affiliated Director), (ii) three Non-Affiliated Directors and (iii) the CEO.

3

“Total Shares” means (i) the number of shares of Common Stock issuable upon redemption or exchange of Common Units for Common Stock pursuant to the Partnership Agreement plus (ii) the number of shares of Common Stock then-outstanding.

Subject to compliance with applicable law and stock exchange rules, (i) if Juniper owns at least 50% of the Total Shares, the Governance Committee will include at least one Non-Affiliated Director and (ii) if Juniper owns less than 50%, the Governance Committee will include at least one Investor Affiliated Director and one Non-Affiliated Director (who shall not be the director referred to in clause (iv) of the second bullet above).

Juniper has agreed to vote in favor of the nominees proposed by the Governance Committee at the Company’s 2021 annual meeting (which shall include Mr. Henke, as the Chief Executive Officer, and the Company’s other current Board members or their replacements).

The Contribution Agreement and Asset Agreement are attached hereto as Exhibit 2.1 and Exhibit 2.2, respectively, and are incorporated into this Item 1.01 by reference. The foregoing summary of the Transaction Agreements has been included to provide investors and security holders with information regarding the terms of the Transaction Agreements and is qualified in its entirety by the terms and conditions of the applicable Transaction Agreement. It is not intended to provide any other factual information about the parties thereto or their respective subsidiaries and affiliates. The Transaction Agreements contain representations and warranties by each of the parties thereto, which were made only for purposes of the applicable Transaction Agreement and as of dates specified therein. The representations, warranties and covenants in the Transaction Agreements were made solely for the benefit of the contracting parties thereto; may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties thereto instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Transaction Agreements, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Second Lien Credit Agreement Amendment

On November 2, 2020, the Company entered into the Amendment No. 1 to Credit Agreement (the “Second Lien Credit Agreement Amendment”) to its Credit Agreement dated as of September 29, 2017 (the “Credit Agreement”), among the Company, Holdings, as borrower, the lenders from time to time party thereto and Jefferies Finance LLC, as administrative agent and collateral agent. Upon the consummation of the Transactions and the satisfaction of certain other conditions precedent set forth therein, including the prepayment of $50.0 million of outstanding advances under the Credit Agreement and the prepayment of $100.0 million of outstanding loans under the RBL (less all applicable costs, fees and expenses in connection with the Transactions and the Credit Agreement and RBL), the Second Lien Credit Agreement Amendment provides that, in addition to other changes described therein, the Credit Agreement will be automatically amended (the “Amendment Effective Date”) to (1) extend the maturity date of the Credit Agreement to September 29, 2024 (the “Maturity Date”), (2) increase the margin applicable to advances under the Credit Agreement as further described below; (3) impose certain limitations on capital expenditures, acquisitions and investments if the Asset Coverage Ratio (as defined therein) at the end of any fiscal quarter is less than 1.25 to 1.00 and (4) require maximum and, in certain circumstances as described therein, minimum hedging arrangements. In addition, upon the consummation of the Transactions and the satisfaction of certain other conditions precedent, the guarantee of the Company will be released and the Partnership will become a guarantor.

Upon the Amendment Effective Date, the Company will be required to make quarterly amortization payments equal to $1,875,000, and outstanding borrowings under the Credit Agreement will bear interest at a rate equal to, at the option of the borrower, either (a) customary reference rate based on the prime rate plus an applicable margin of 8.25% or (b) a customary London interbank offered rate plus an applicable margin of 7.25%; provided that the applicable margin will increase to 9.25% and 8.25% respectively during any quarter in which the quarterly amortization payment is not made. Interest on reference rate borrowings is payable quarterly in arrears and is computed on the basis of a year of 365/366 days, and interest on eurocurrency borrowings is payable every one or three months (including in three month intervals if the Borrower selects a six month interest period), at the election of the Borrower, and is computed on the basis of a 360-day year.

4

After the Amendment Effective Date, Holdings has the right, to the extent permitted under the Credit Agreement and the Intercreditor Agreement (as defined therein), to prepay loans under the Credit Agreement at any time, subject to the following prepayment premiums (in addition to customary “breakage” costs with respect to eurocurrency loans): during the year after the Amendment Effective Date, 102% of the amount being prepaid; during year two after the Amendment Effective Date, 101% of the amount being prepaid; and thereafter, no premium. The Credit Agreement also provides for the following prepayment premiums in the event of a change in control that results in an offer of prepayment that is accepted by the lenders under the Credit Agreement: during years one and two after the Amendment Effective Date, 102% of the amount being prepaid; during year three after the Amendment Effective Date, 101% of the amount being prepaid; and thereafter, no premium.

The foregoing description of the Second Lien Credit Agreement Amendment is a summary, does not purport to be complete and is qualified in its entirety by reference to the full text of the Second Lien Credit Agreement Amendment, a copy of which is filed as Exhibit 10.1 to this Form 8-K and incorporated by reference herein.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this Current Report on Form 8-K pertaining to the Second Lien Credit Agreement Amendment is incorporated by reference into this Item 2.03 of this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit Title or Description

2.1	Contribution Agreement, dated as of November 2, 2020, by and among Penn Virginia Corporation, PV Energy Holdings, L.P. and JSTX Holdings, LLC*

2.2	Contribution Agreement, dated as of November 2, 2020, by and among Penn Virginia Corporation, PV Energy Holdings, L.P. and Rocky Creek Resources, LLC *

10.1	Amendment No. 1 to Credit Agreement, dated as of November 2, 2020, by and among Penn Virginia Corporation, Penn Virginia Holding Corp. as borrower, the lenders from time to time party thereto and Jefferies Finance LLC, as administrative agent and collateral agent

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

*

This filing excludes schedules and exhibits pursuant to Item 601(b)(2) of Regulation S-K, which the registrant agrees to furnish supplementally to the Securities and Exchange Commission upon its request.

Forward-Looking Statements

The information contained herein includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact, included in this presentation that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future are forward-looking statements. Words such as “estimate,” “project,” “predict,” “believe,” “expect,” “anticipate,” “potential,” “create,” “intend,” “could,” “may,” “foresee,” “plan,” “will,” “guidance,” “look,” “outlook,” “goal,” “future,” “assume,” “forecast,” “build,” “focus,” “work,” “continue” or the negative of such terms or other variations thereof and words and terms of similar substance used in connection with any discussion of future plans, actions, or events identify forward-looking statements. However, the absence of these words does not mean that the statements are not forward-looking.

5

There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in the information contained herein. These include the expected timing and likelihood of completion of the Transactions, including the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the Transactions that could reduce anticipated benefits or cause the parties to abandon the Transactions; the ability to successfully integrate the assets to be acquired in the Transactions; the occurrence of any event, change or other circumstances that could give rise to the termination of the contribution agreements related to the Transactions; the possibility that shareholders of the Company may not approve the issuance of equity in the Transactions; the risk that the parties may not be able to satisfy the conditions to the Transactions in a timely manner or at all; the risk that any announcements relating to the Transactions could have adverse effects on the market price of the Common Stock, the ability of the Company to retain customers and retain and hire key personnel and maintain relationships with its suppliers and customers and on the Company’s operating results and business generally; the risk the pending Transactions could distract management from ongoing business operations or cause the Company to incur substantial costs; and other important factors that could cause actual results to differ materially from those projected. All such factors are difficult to predict and are beyond the Company’s control, including those detailed in the Company’s annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K that are available on the Company’s website at www.pennvirginia.com and on the website of the Securities and Exchange Commission (the “SEC”) at www.sec.gov. All forward-looking statements are based on assumptions that the Company believes to be reasonable but that may not prove to be accurate. Any forward-looking statement speaks only as of the date on which such statement is made, and the Company undertakes no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

Additional Information and Where to Find It

In connection with the Transactions, the Company will file a proxy statement and other documents with the SEC. Investors and security holders are urged to carefully read the definitive proxy statement when it becomes available because it will contain important information regarding the Transactions.

A definitive proxy statement will be sent to shareholders of the Company relating to the approval of, among other things, the issuance of the Company’s equity securities in the Transactions. This presentation is not a substitute for any proxy statement or any other document which the Company may file with the SEC in connection with the proposed Transactions. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS. Investors and security holders may obtain a free copy of the definitive proxy statement (when available) and other documents filed by the Company with the SEC at the SEC’s website, www.sec.gov. The definitive proxy statement (when available) and such other documents relating to the Company may also be obtained free-of-charge by directing a request to Penn Virginia Corporation, Attn: Clay Jeansonne, 16285 Park Ten Place, Suite 500, Houston, TX 77084, or from the Company’s website, www.pennvirginia.com.

Participants in the Solicitation

The Company and certain of its directors, executive officers and other members of management and employees may, under the rules of the SEC, be deemed to be “participants” in the solicitation of proxies in connection with the proposed Transactions. Information concerning the interests of the persons who may be “participants” in the solicitation will be set forth in the definitive proxy statement when it is filed with the SEC. Information about the Company’s executive officers and directors can be found in the above-referenced proxy statement when it becomes available and in the Company’s proxy statement relating to its 2020 Annual Meeting of Shareholders filed with the SEC on April 7, 2020.

6

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PENN VIRGINIA CORPORATION

Date: November 5, 2020

	By:	/s/ Katherine Ryan
Katherine Ryan
Vice President, Chief Legal Counsel
and Corporate Secretary

7

Exhibit 2.1

EXECUTION VERSION

CONTRIBUTION AGREEMENT

dated as of November 2, 2020

by and among

PENN VIRGINIA CORPORATION

and

PV ENERGY HOLDINGS, L.P.

and

JSTX HOLDINGS, LLC

TABLE OF CONTENTS

(cont’d)

Exhibits

Exhibit A:	Form of Investor Agreement
Exhibit B:	Form of Interest Assignment Agreement
Exhibit C:	Form of A&R LP Agreement
Exhibit D:	Form of Certificate of Designation

ii

CONTRIBUTION AGREEMENT

This Contribution Agreement (this “Agreement”) is dated as of November 2, 2020, among Penn Virginia Corporation, a Virginia corporation (the “Company”), PV Energy Holdings, L.P., a Delaware limited partnership (the “Partnership”), and JSTX Holdings, LLC, a Delaware limited liability company (“Purchaser”).

WHEREAS, for purposes of completing the transactions contemplated by this Agreement, (a) the Company formed PV Energy Holdings GP, LLC, a Delaware limited liability company (the “General Partner”), and the Company owns one hundred percent (100%) of the outstanding limited liability company membership interests in the General Partner, and (b) the General Partner and the Company formed the Partnership, the Company owns one hundred percent (100%) of the outstanding limited partner interests in the Partnership, and the General Partner owns one hundred percent (100%) of the outstanding general partner interests in the Partnership;

WHEREAS, subject to the terms and conditions of this Agreement, the Company and Purchaser desire to make the contributions specified in this Agreement, in each case in exchange for the consideration specified in this Agreement;

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(a)(2) of the Securities Act and Rule 506 promulgated thereunder, (a) the Company proposes to issue to Purchaser, and Purchaser desires to receive from the Company, the Purchased Preferred Stock (as defined below) and (b) the Partnership proposes to issue to Purchaser, and Purchaser desires to receive from the Partnership as consideration for the contributions specified in this Agreement, the Purchased Units (as defined below);

WHEREAS, in connection with the consummation of the contributions specified in this Agreement in exchange for the Purchased Units and the Purchased Preferred Stock, the Company and Purchaser will enter into the Investor Agreement (as defined below) to provide Purchaser and its Affiliates with, among other things, certain rights and obligations with respect to the management of the Company and registration rights with respect to shares of Common Stock issuable upon the exchange or redemption of the Purchased Units and the Purchased Preferred Stock in accordance with the terms set forth in the A&R LP Agreement;

WHEREAS, as an inducement to the Company entering into this Agreement, concurrently with the execution and delivery of this Agreement, Juniper Capital III, L.P., a Delaware limited partnership (“Purchaser Parent”), has delivered to the Company and the Partnership an unconditional guaranty dated as of the date hereof from Purchaser Parent in favor of the Company and the Partnership with the respect to the obligations and liabilities of Purchaser arising under, or in connection with, this Agreement (the “Guaranty”); and

WHEREAS, contemporaneously with entering into this Agreement, the Second Lien Credit Agreement Amendment has been obtained.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and Purchaser agree as follows:

ARTICLE I.

DEFINITIONS

1.1 Definitions. As used in this Agreement, the following terms have the meanings set forth in this Section 1.1:

“A&R LP Agreement” means the Amended and Restated Agreement of Limited Partnership of the Partnership, to be dated as of the Closing Date, by and among the General Partner, the Company, Purchaser and RCR, substantially in the form of Exhibit C attached hereto.

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 under the Securities Act; provided, that no portfolio company of Juniper Capital III, L.P. or its Affiliates shall be considered or otherwise deemed an Affiliate of Purchaser other than RCR.

“Agreement” shall have the meaning ascribed to such term in the preamble.

“Annual Compensation Opportunity” means, for any particular employee in any year, such employee’s base salary and target bonus for such year.

“Board of Directors” means the board of directors of the Company.

“Board Recommendation” shall have the meaning ascribed to such term in Section 4.2(c).

“Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Capital Stock” shall have the meaning ascribed to such term in Section 3.1(d)(i).

“Certificate of Designation” means the Certificate of Designation establishing the Series A Preferred Stock, substantially in the form of Exhibit D attached hereto.

“Change in Recommendation” shall have the meaning ascribed to such term in Section 4.2(c).

“Closing” means the closing of the contributions contemplated in Section 2.1.

“Closing Date” means the date on which the Closing actually occurs.

“Code” means the Internal Revenue Code of 1986.

“Collective Bargaining Agreement” shall have the meaning ascribed to such term in Section 3.1(l)(ii).

2

“Commission” means the United States Securities and Exchange Commission.

“Common Stock” means the common stock of the Company, par value $0.01 per share, and any other class of securities into which such securities may hereafter be reclassified or changed.

“Common Units” shall have the meaning ascribed to such term in Section 2.1.

“Company” shall have the meaning ascribed to such term in the preamble.

“Company Alternative Proposal” means any proposal or offer (whether or not in writing) made by any Person or Persons other than Purchaser or any of its Affiliates, with respect to any (i) merger, amalgamation, consolidation, share exchange, other business combination, recapitalization or similar transaction involving the Company, (ii) sale, lease, contribution or other disposition, directly or indirectly (including by way of merger, amalgamation, consolidation, share exchange, other business combination, recapitalization, partnership, joint venture, sale of capital stock of, or other equity interests in, the Company or any of its Subsidiaries or otherwise), of any business or assets of the Company or any of its Subsidiaries representing 20% or more of the consolidated revenues, consolidated net income or consolidated assets of the Company or securities convertible into or exchangeable for or representing 20% or more of the total outstanding voting power of the Company, (iii) transaction in which any Person (or the stockholders of any Person) shall acquire, directly or indirectly, beneficial ownership, or the right to acquire beneficial ownership, or formation of any group which beneficially owns or has the right to acquire beneficial ownership of, 20% or more of the total outstanding voting power of the Company or (iv) combination of the foregoing (in each case, other than the transactions contemplated by this Agreement).

“Company Benefit Plan” means (a) each “employee benefit plan” (within the meaning of section 3(3) of ERISA), whether or not subject to ERISA, and (b) each other employment agreement, bonus, incentive, compensation, deferred compensation, stock option, stock purchase or other equity or equity-based compensation, profit sharing, savings, pension, retirement, supplemental retirement, disability, insurance, vacation, post-retirement or employment health or medical, severance, change in control, retention or termination and other similar fringe, welfare or other employee benefit plan, program, policy or arrangement (whether or not in writing), in each case, (i) which is sponsored, maintained or contributed to by the Company or any Company Subsidiary for the benefit of or relating to any Company Personnel or (ii) with respect to which the Company or any Company Subsidiary has any liability.

“Company Bylaws” shall have the meaning ascribed to such term in Section 3.1(a).

“Company Charter” shall have the meaning ascribed to such term in Section 3.1(a).

“Company Disclosure Letter” shall have the meaning ascribed to such term in Section 3.1.

3

“Company Independent Petroleum Engineers” shall have the meaning ascribed to such term in Section 3.1(p)(i).

“Company Material Adverse Effect” means any fact, circumstance, effect, change, event or development that (a) would reasonably be expected to prevent, materially delay or materially impair the ability of the Company or the Company Subsidiaries to consummate the transactions contemplated by this Agreement or (b) materially adversely affects the business, properties, financial condition or results of operations of the Company and the Company Subsidiaries, taken as a whole, excluding with respect to clause (b) only any fact, circumstance, effect, change, event or development to the extent that it results from or arises out of (i) changes in condition or developments generally applicable to the oil and gas industry in the United States or any area or areas where the assets of the Company or Company Subsidiaries are located, including any increase in operating costs or capital expenses or any reduction in drilling activity or production, changes in Law or regulation affecting such industries, (ii) general economic or political conditions or securities, credit, financial or other capital markets conditions (including changes generally in supply, demand, price levels, interest rates, changes in the price of any commodity (including Hydrocarbons) or general market prices, changes in the cost of fuel, sand or proppants and changes in exchange rates), in each case in the United States or any foreign jurisdiction, (iii) any failure, in and of itself, by the Company to meet any internal or published projections, forecasts, estimates or predictions in respect of revenues, earnings, production or other financial or operating metrics for any period (it being understood that the facts or occurrences giving rise to or contributing to such failure may be deemed to constitute, or be taken into account in determining whether there has been or will be, a Company Material Adverse Effect), (iv) the execution and delivery of this Agreement or the Rocky Creek Contribution Agreement or the public announcement of the transactions contemplated hereby or thereby, including the impact thereof on the relationships, contractual or otherwise, of the Company or any of the Company Subsidiaries with employees, labor unions, customers, suppliers or partners, other than with respect to any representation or warranty that is intended to address the consequences of the execution or delivery of this Agreement or the Rocky Creek Contribution Agreement or the announcement of the transactions contemplated hereby or thereby, (v) any change, in and of itself, in the market price or trading volume of the Company’s securities (it being understood that the facts or occurrences giving rise to or contributing to such change may be deemed to constitute, or be taken into account in determining whether there has been or will be, a Company Material Adverse Effect), (vi) any change in applicable Law, the accounting standards promulgated by the Council of Petroleum Accountants Society or GAAP (or authoritative interpretation thereof), (vii) geopolitical conditions, the outbreak or escalation of hostilities, any acts of war, sabotage or terrorism, or any escalation or worsening of any such acts of war, sabotage or terrorism threatened or underway as of the date of this Agreement, (viii) any epidemic, pandemic, disease outbreak (including the COVID-19 virus) or other public health crisis or public health event, or the worsening of any of the foregoing, (ix) natural declines in well performance or reclassification or recalculation of reserves in the ordinary course of business, (x) seasonal reductions in revenues and/or earnings of the Company or any of the Company Subsidiaries in the ordinary course of their respective businesses, (xi) any Proceeding brought or threatened by the Company Shareholders (whether on behalf of the Company or otherwise) asserting

4

allegations of breach of fiduciary duty relating to (A) this Agreement or violations of securities Laws in connection with the Company Reporting Documents or (B) otherwise arising out of or relating to this Agreement or the Rocky Creek Contribution Agreement and the transactions contemplated hereby or thereby or (xii) any actions taken or omitted to be taken by a party to this Agreement at the written direction of the other party, provided any such directed action or omission is not contemplated or required by the express terms of this Agreement (for the avoidance of doubt any action by, or omission of, a party for which such party sought or requested, and the other party provided, consent shall not be deemed to be “at the written direction of” such party), except in the case of clauses (i), (ii), (vi), and (vii), to the extent such effect has a materially disproportionate effect on the Company and the Company Subsidiaries, taken as a whole, relative to other similarly situated Persons in the industries in which the Company and the Company Subsidiaries operate.

“Company Material Contract” shall have the meaning ascribed to such term in Section 3.1(r)(ii).

“Company Permit” shall have the meaning ascribed to such term in Section 3.1(v).

“Company Personnel” means any current or former director, officer, consultant, independent contractor or employee of the Company or any Company Subsidiary.

“Company Property” shall have the meaning ascribed to such term in Section 3.1(t)(ii).

“Company PSU Award” means each restricted stock unit that is (i) subject in whole or in part to performance-based vesting and (ii) payable in shares of Common Stock or the value of which is determined with reference to the value of Common Stock.

“Company Related Party Transaction” shall have the meaning ascribed to such term in Section 3.1(z).

“Company Reporting Documents” shall have the meaning ascribed to such term in Section 3.1(g)(i).

“Company Reserve Report” shall have the meaning ascribed to such term in Section 3.1(p)(i).

“Company RSU Award” means each restricted stock unit that is (i) subject solely to service-based vesting and (ii) payable in shares of Common Stock or the value of which is determined with reference to the value of Common Stock.

“Company Shareholders” means the holders of shares of Common Stock.

“Company Special Severance Plan” means the Company 2017 Special Severance Plan, as amended and restated effective July 18, 2018, and as subsequently amended and restated on August 17, 2020.

5

“Company Stock Plans” means, collectively, the Penn Virginia Corporation 2016 Management Incentive Plan and the Penn Virginia Corporation 2019 Management Incentive Plan.

“Company Subsidiaries” shall have the meaning ascribed to such term in Section 3.1(a).

“Company Voting Debt” shall have the meaning ascribed to such term in Section 3.1(d)(ii).

“Confidentiality Agreement” means the confidentiality agreement dated April 13, 2020 between Purchaser Parent and the Company.

“Consent” shall have the meaning ascribed to such term in Section 3.1(f)(ii).

“Contracts” means any contracts, agreements, licenses, sublicenses, subcontracts, commitments, sale or purchase orders, indentures, notes, bonds, loans, mortgages, deeds of trust, instruments, operating agreements, unitization, pooling, and communitization agreements, joint development agreements, exploration agreements, participation agreements, declarations and orders, area of mutual interest agreements, joint venture agreements, farmin and farmout agreements, exchange agreements, purchase and sale agreements, and similar agreements to those referenced above and all other arrangements or undertakings of any nature, whether written or oral, including any exhibits, annexes, appendices or attachments thereto, and any amendments, modifications, supplements, extensions or renewals thereof; provided, however, the defined term “Contracts” shall not include the Oil and Gas Leases, Rights-of-Way or other instruments of record constituting any party’s chain of title to any Oil and Gas Properties.

“Conversions” shall have the meaning ascribed to such term in Section 4.10.

“Credit Agreement” means that certain Credit Agreement, dated as of September 12, 2016, by and among Penn Virginia Holding Corp., as borrower, the Company, the subsidiary guarantors party thereto, the lenders party thereto and Wells Fargo Bank, National Association, as administrative agent, as the same may be amended, supplemented or amended and restated from time to time.

“Credit Agreement Amendment” means the written consent to, and/or waivers of default or amendment of, the Credit Agreement in connection with the transactions contemplated by this Agreement, the other Transaction Documents, the Rocky Creek Contribution Agreement and the Transaction Documents (as defined in the Rocky Creek Contribution Agreement) from the Required Lenders (or the Administrative Agent with the consent in writing of the Required Lenders) (for purposes of this definition, “Required Lenders” and “Administrative Agent” shall have the meaning given to such terms in the Credit Agreement).

6

“Defensible Title” means that title of the Company and the Company Subsidiaries in and to the Oil and Gas Properties from which the Company and the Company Subsidiaries derive any interest in and to the Wells or Future Locations set forth on the Company Reserve Report that, as of the Closing Date, and subject to Permitted Liens:

(a) entitles the Company or one or more of its Subsidiaries, in the aggregate, to receive a Net Revenue Interest in each Well or Future Location set forth in the Company Reserve Report not less than the Net Revenue Interest percentage shown for such Oil and Gas Property in the Company Reserve Report throughout the productive life of each such Oil and Gas Property, except, in each case, (i) any decreases in connection with those operations in which the Company or a Company Subsidiary may elect after the date hereof to be a non-consenting co-owner, and (ii) any decreases resulting from the establishment or amendment, after the date hereof, of pools or units, and (iii) decreases required to allow other owners of Working Interests in such Oil and Gas Properties to make up past underproduction or pipelines to make up past under deliveries;

(b) as to any Well or Future Location, obligates the Company and the Company Subsidiaries, in the aggregate, to bear a Working Interest no greater than the Working Interest percentage shown for such Well or Future Location in the Company Reserve Report without increase throughout the productive life of such Well or Future Location, except (i) increases that are accompanied by at least a proportionate increase in the Company’s and the Company Subsidiaries’ aggregate Net Revenue Interest in the applicable Well or Future Location, and (ii) for increases resulting from contribution requirements with respect to defaulting or non-consenting co-owners under applicable operating agreements or Laws that are accompanied by at least a proportionate increase in the Company’s and the Company Subsidiaries’ aggregate Net Revenue Interest in the applicable Well or Future Location; and

(c) is free and clear of Liens, conditions, encroachments, easements, rights of way, restrictions, burdens and/or irregularities.

“Derivative Transaction” means any swap transaction, option, warrant, forward purchase or sale transaction, futures transaction, cap transaction, floor transaction or collar transaction relating to one or more currencies, commodities, bonds, equity securities, loans, interest rates, catastrophe events, weather-related events, credit-related events or conditions or any indexes, or any other similar transaction (including any put, call, or other option with respect to any of these transactions) or combination of any of these transactions, including collateralized mortgage obligations or other similar instruments or any debt or equity instruments evidencing or embedding any such types of transactions, and any related credit support, collateral or other similar arrangements related to such transactions.

“Environmental Claims” means any and all administrative, regulatory or judicial suits, actions, other Proceedings, demands, investigations, Judgments, directives, Liens or written notices of noncompliance or violation by or from any Person alleging liability of any kind or nature (including liability or responsibility for the costs of enforcement proceedings, investigations, cleanup, governmental response, removal or remediation, natural resource damages, property damages, personal injuries, medical monitoring, penalties, contribution, indemnification and injunctive relief) arising out of, based on or resulting from (a) the presence or Release of, or exposure to, any Hazardous Material at any location or (b) the failure to comply with any Environmental Law.

7

“Environmental Laws” means any Law, Judgment, legally binding agreement or Permit issued, promulgated or entered into by or with any Governmental Entity relating to pollution, the environment (including ambient air, surface water, ground water, land surface or subsurface strata), natural resources, (including the protection of endangered or threatened species) or occupational health and workplace safety, including any and all Laws and Permits relating to emissions, discharges, Releases or threatened Releases of Hazardous Materials or otherwise relating to the treatment, storage, disposal, transport or handling of Hazardous Materials.

“Environmental Permits” means any Permits required under Environmental Laws.

“ERISA” means the Employee Retirement Income Security Act of 1974.

“ERISA Affiliate” means any trade or business (whether or not incorporated) that is treated together with the Company or a Company Subsidiary as a single employer under Section 414 of the Code.

“Exchange Act” means the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder.

“Expense Reimbursement” shall have the meaning ascribed to such term in Section 5.3(b).

“Filed Company Contract” shall have the meaning ascribed to such term in Section 3.1(r)(i).

“Filed Company Reporting Documents” shall have the meaning ascribed to such term in Section 3.1.

“Fraud” means, with respect to a party, an actual and intentional fraud with respect to the making of the representations and warranties expressly set forth in this Agreement or any closing certificate contemplated hereby, and does not include any other form of fraud or misrepresentation (whether reckless, negligent, constructive or otherwise).

“Future Location” means the Oil and Gas Properties encumbering the lands on which any each future well location is listed or identified in the Company Reserve Report, including any proved undeveloped, probable undeveloped, continent or otherwise.

“GAAP” shall have the meaning ascribed to such term in Section 3.1(g)(ii).

“General Partner” shall have the meaning ascribed to such term in the recitals.

8

“Governmental Entity” means any court, administrative agency or commission or other governmental or arbitral body or authority or instrumentality, whether federal, state, local, municipal, tribal or foreign, and any applicable industry self-regulatory organization.

“Guaranty” shall have the meaning ascribed to such term in the recitals.

“Hazardous Materials” means any petroleum or hydrocarbons, petroleum products, petroleum substances, hydraulic fracturing chemicals, natural gas, crude oil, or any components, fractions or derivatives thereof, radioactive materials or wastes, asbestos in any form, polychlorinated biphenyls, urea formaldehyde, radon, hazardous or toxic substances and any other pollutant, contaminant, chemical, material, substance or waste that is prohibited, limited or regulated under any Environmental Law.

“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, together with all rules and regulations promulgated thereunder.

“HSR Fees” shall have the meaning ascribed to such term in Section 4.3.

“Hydrocarbons” means crude oil, natural gas, condensate, drip gas and natural gas liquids, coalbed gas, ethane, propane, iso-butane, nor-butane, gasoline, scrubber liquids and other liquid or gaseous hydrocarbons or other substances (including minerals or gases), or any combination thereof, produced or associated therewith.

“Imbalances” means any over-production, under-production, over-delivery, under-delivery or similar imbalance of Hydrocarbons produced from or allocated to the Oil and Gas Properties, regardless of whether such over-production, under-production, over-delivery, under-delivery or similar imbalance arises at the wellhead, pipeline, gathering system, transportation system, processing plant or other location, including any imbalances under gas balancing or similar agreements, imbalances under processing agreements and imbalances under gathering or transportation agreements.

“Indebtedness” means, with respect to any Person, without duplication, (i) all obligations of such Person for borrowed money, or with respect to deposits or advances of any kind to such Person, (ii) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (iii) all capitalized lease obligations of such Person or obligations of such Person to pay the deferred and unpaid purchase price of property or equipment, (iv) all guarantees and arrangements having the economic effect of a guarantee of such Person of any Indebtedness of any other Person, (v) all obligations or undertakings of such Person to maintain or cause to be maintained the financial position or covenants of any other Person or to purchase the obligations or property of any other Person, (vi) net cash payment obligations of such Person under swaps, options, derivatives and other hedging agreements or arrangements that will be payable upon termination thereof (assuming they were terminated on the date of determination) or (vii) letters of credit, bank guarantees and other similar contractual obligations entered into by or on behalf of such Person; provided, however, that trade payables shall not constitute Indebtedness for the purposes of this Agreement.

9

“Intellectual Property” means any and all proprietary, industrial and intellectual property rights, under the law of any jurisdiction or rights under international treaties, both statutory and common law rights, including: (i) patents and applications for same, and extensions, divisions, continuations, continuations-in-part, reexaminations, and reissues thereof; (ii) trademarks, service marks, trade names, slogans, domain names, logos, trade dress and other identifiers of source, and registrations and applications for registrations thereof (including all goodwill associated with the foregoing); (iii) copyrights, moral rights, database rights, other rights in works of authorship and registrations and applications for registration of the foregoing; and (iv) trade secrets, know-how, and rights in confidential information, including designs, formulations, concepts, compilations of information, methods, techniques, procedures, and processes, whether or not patentable.

“Interest Assignment Agreement” means the Interest Assignment Agreement, to be dated as of the Closing Date, by and between the Company and the Partnership, substantially in the form of Exhibit B attached hereto.

“Investor Agreement” means the Investor and Registration Rights Agreement, to be dated as of the Closing Date, by and among the Company and Purchaser, substantially in the form of Exhibit A attached hereto.

“IRS” means the U.S. Internal Revenue Service.

“Judgment” shall have the meaning ascribed to such term in Section 3.1(f).

“Knowing and Intentional Breach” means a material breach that is a consequence of an act undertaken by the breaching party with the Knowledge that the undertaking of such act would, or would be reasonably expected to, cause a material breach of this Agreement.

“Knowledge” means (a) with respect to the Company, the actual knowledge of the executive officers of the Company, and (b) with respect to Purchaser, the actual knowledge of Edward Geiser or Tim Gray, in each of (a) and (b) after making due inquiry of the other executives and managers of such Person having primary responsibility for such matter.

“Law” means any federal, state, local, municipal, foreign or other law, statute, constitution, principle of common law, resolution, ordinance, code, order, edict, decree, rule, regulation, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Entity.

“Leased Real Property” shall have the meaning ascribed to such term in Section 3.1(t)(ii).

“Liens” means pledges, liens, claims, charges, mortgages, encumbrances and security interests of any kind or nature whatsoever.

“Nasdaq” means the Nasdaq Global Select Market.

10

“Net Revenue Interest” means, with respect to each of the Oil and Gas Properties, the Company and Company Subsidiaries’ interest (expressed as a percentage or a decimal) in and to the Hydrocarbons produced and saved or sold from or allocated to such Oil and Gas Property, in each case, after giving effect to all Production Burdens binding on such Oil and Gas Property or otherwise payable out of Hydrocarbon production therefrom.

“Non-Party Affiliates” shall have the meaning ascribed to such term in Section 6.14.

“Oil and Gas Leases” means all Hydrocarbon and mineral leases and subleases, royalties, overriding royalties, net profits interests, mineral fee interests, carried interests, and other rights to Hydrocarbons in place, and mineral servitudes, and all leases, subleases, licenses or other occupancy or similar agreements under which a Person acquires or obtains operating rights in and to Hydrocarbons or any other real property which is material to the operation of such Person’s business.

“Oil and Gas Properties” means all interests in and rights with respect to (a) material oil, gas, mineral, and similar properties of any kind and nature, including working, leasehold and mineral interests and operating rights and royalties, overriding royalties, production payments, net profit interests and other non-working interests and non-operating interests (including all Oil and Gas Leases, operating agreements, unitization and pooling agreements and orders, division orders, transfer orders, mineral deeds, royalty deeds, and in each case, interests thereunder), surface interests, fee interests, reversionary interests, reservations and concessions and (b) all Wells located on or producing from such leases and properties.

“Organizational Documents” means (a) with respect to a corporation, the charter, articles or certificate of incorporation, as applicable, and bylaws thereof, (b) with respect to a limited liability company, the certificate of formation or organization, as applicable, and the operating or limited liability company agreement thereof, (c) with respect to a partnership, the certificate of formation and the partnership agreement, and (d) with respect to any other Person the organizational, constituent and/or governing documents and/or instruments of such Person.

“Outside Date” shall have the meaning ascribed to such term in Section 5.1(d).

“Owned Real Property” shall have the meaning ascribed to such term in Section 3.1(t)(i).

“Partnership” shall have the meaning ascribed to such term in the preamble.

“PBGC” means the Pension Benefit Guaranty Corporation referred to and defined in ERISA and any successor entity performing similar functions.

“Permits” means any governmental franchises, licenses, permits, authorizations, variances, exemptions, orders, registrations, clearances and approvals.

11

“Permitted Liens” means: (a) to the extent not applicable to the transactions contemplated by this Agreement or otherwise waived prior to the Closing, preferential purchase rights, rights of first refusal, purchase options and similar rights granted pursuant to any Contracts or Oil and Gas Leases, including joint operating agreements, joint ownership agreements, stockholders agreements, organic documents and other similar agreements and documents; (b) contractual or statutory mechanic’s, materialmen’s, warehouseman’s, journeyman’s and carrier’s liens and other similar Liens arising in the ordinary course of business for amounts not yet delinquent and Liens for Taxes or assessments or other governmental charges that are not yet delinquent or, in all instances, if delinquent, that are being contested in good faith in the ordinary course of business and for which adequate reserves have been established in accordance with GAAP by the applicable party; (c) Production Burdens payable to third parties that are deducted in the calculation of discounted present value in the Company Reserve Report and any Production Burdens payable to third parties affecting any Oil and Gas Property that was acquired subsequent to the date of the Company Reserve Report so long as such Production Burdens do not reduce the Net Revenue Interest of the Company and any Company Subsidiaries, in the aggregate, in the applicable Oil and Gas Properties below that set forth in the Company Reserve Report; (d) Liens arising in the ordinary course of business under operating agreements, joint venture agreements, partnership agreements, Oil and Gas Leases, farm-out agreements, division orders, contracts for the sale, purchase, transportation, processing or exchange of oil, gas or other Hydrocarbons, unitization and pooling declarations and agreements, area of mutual interest agreements, development agreements, joint ownership arrangements and other agreements that are customary in the oil and gas business; provided, however, that, in each case, such Lien (i) secures obligations that are not Indebtedness or a deferred purchase price and are not delinquent and (ii) would not be reasonably expected to have a material adverse effect on the value, use or operation of the property encumbered thereby; (e) such Liens as Purchaser may have expressly waived in writing; (f) all easements, zoning restrictions, Rights-of-Way, servitudes, permits, surface leases and other similar rights in respect of surface operations, and easements for pipelines, streets, alleys, highways, telephone lines, power lines, railways and other easements and Rights-of-Way, on, over or in respect of any of the properties of the Company or any Company Subsidiaries that are customarily granted in the oil and gas industry and do not materially interfere with the operation, value or use of the property or asset affected; (g) any Lien discharged at or prior to the Closing (including Liens securing any Indebtedness that will be paid off in connection with the Closing); (h) Liens that are imposed or promulgated by applicable Law or any Governmental Entity with respect to real property, including zoning, building or similar restrictions and do not materially interfere with the operation, value or use of the property or asset affected; (i) Liens, exceptions, defects or irregularities in title, easements, imperfections of title, claims, charges, security interests, Rights-of-Way, covenants, restrictions and other similar matters that (i) would be accepted by a reasonably prudent purchaser of oil and gas interests in the geographic area where such oil and gas interests are located, (ii) would not reduce the collective Net Revenue Interest share of the Company and any of the Company Subsidiaries in any Oil and Gas Property below the Net Revenue Interest shown in the Company Reserve Report with respect to such Oil and Gas Property, or (iii) increase the collective Working Interest of the Company and the Company Subsidiaries in any Oil and Gas Property above the Working

12

Interest shown on the Company Reserve Report with respect to such Oil and Gas Property (without at least a proportionate increase in the collective Net Revenue Interest of the Company and the Company Subsidiaries from the Net Revenue Interest shown for the applicable Oil and Gas Property in the Company Reserve Report); (j) Liens arising in the ordinary course of business under the Credit Agreement and the Second Lien Credit Agreement; (k) Liens relating to intercompany borrowings among the Company and its wholly-owned Subsidiaries; (l) all secured obligations related to the Credit Agreement and the Second Lien Credit Agreement, including all hedges and letters of credit allowed to be secured by the collateral securing the Credit Agreement and the Second Lien Credit Agreement; (m) Liens arising under or pursuant to the Organizational Documents of the Company or any of the Company Subsidiaries; and (n) Liens existing on the date of this Agreement securing any Indebtedness reflected on the most recent balance sheet included in the Filed Company Reporting Documents.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, Governmental Entity or other entity of any kind.

“Pre-Existing Confidentiality Agreement” shall have the meaning ascribed to such term in Section 4.2(e).

“Preferred Stock” shall have the meaning ascribed to such term in Section 3.1(d)(i).

“Proceeding” means any action, charge, arbitration, audit, hearing, investigation, inquiry, litigation, or suit (whether civil, criminal, administrative or investigative) commenced, brought, conducted, or heard by or before, or otherwise involving, any Governmental Entity.

“Production Burdens” means any royalties (including lessor’s royalties), overriding royalties, production payments, net profit interests or other burdens upon, measured by or payable out of oil, gas or mineral production.

“Proxy Statement” shall have the meaning ascribed to such term in Section 4.2(a).

“Purchase Price” shall have the meaning ascribed to such term in Section 2.1.

“Purchased Preferred Stock” shall have the meaning ascribed to such term in Section 2.1.

“Purchased Units” shall have the meaning ascribed to such term in Section 2.1.

“Purchaser” shall have the meaning ascribed to such term in the preamble.

“Purchaser Material Adverse Effect” means any fact, circumstance, effect, change, event or development that would reasonably be expected to prevent, materially delay or materially impair the ability of Purchaser to consummate the transactions contemplated by this Agreement.

13

“Purchaser Parent” shall have the meaning ascribed to such term in the recitals.

“RCR” means Rocky Creek Resources, LLC, a Delaware limited liability company, and the contributor under the Rocky Creek Contribution Agreement.

“Release” means any actual or threatened release, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, migrating, depositing, dumping or disposing into the indoor or outdoor or within any building, structure, facility or fixture.

“Representatives” means, with respect to a specified Person, the officers, directors, managers or other equivalent governing body, employees, agents, advisors, consultants, legal counsel, accountants, financial advisors and other representatives of such Person.

“Requisite Shareholder Approval” means the approval of the Shareholder Proposal by the affirmative vote of the holders of at least a majority of all the votes cast on such proposal at the Shareholder Meeting where a quorum is present.

“Rights-of-Way” shall have the meaning ascribed to such term in Section 3.1(o).

“Rocky Creek Closing” means the closing of the transactions contemplated by the Rocky Creek Contribution Agreement.

“Rocky Creek Contribution Agreement” means that certain Contribution Agreement, dated as of the date hereof, by and between the Company, the Partnership and RCR.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“Second Lien Credit Agreement” means that certain Credit Agreement dated as of September 29, 2017, among Penn Virginia Holding Corp., as borrower, the lenders from time to time party thereto and Jefferies Finance LLC, as administrative agent and collateral agent, as amended, supplemented or amended and restated from time to time.

“Second Lien Credit Agreement Amendment” means the written consent to, and/or waivers of default or amendment of, the Second Lien Credit Agreement in connection with the transactions contemplated by this Agreement, the other Transaction Documents the Rocky Creek Contribution Agreement and the Transaction Documents (as defined in the Rocky Creek Contribution Agreement) from the Required Lenders (or the Administrative Agent with the consent in writing of the Required Lenders) (for purposes of this definition, “Required Lenders” and “Administrative Agent” shall have the meaning given to such terms in the Second Lien Credit Agreement).

“Securities Act” means the Securities Act of 1933 and the rules and regulations of the Commission promulgated thereunder.

14

“Series A Preferred Stock” shall have the meaning ascribed to such term in Section 2.1.

“Shareholder Meeting” shall have the meaning ascribed to such term in Section 4.2(b).

“Shareholder Proposal” means the shareholder proposal to be included in the Proxy Statement relating to (a) the approval of the transactions contemplated by this Agreement and (b) the approval of the transactions contemplated by the Rocky Creek Contribution Agreement, in each case, for purposes of complying with applicable Nasdaq listing rules and whether or not presented as a single proposal.

“Solvent” when used with respect to any Person, means that, as of any date of determination, (a) the amount of the “fair saleable value” of the assets of such Person will, as of such date, exceed (i) the sum of the value of all “liabilities of such Person, including contingent and other liabilities” as of such date, and the capital of such Person as computed in accordance with applicable Law as of such date, as such quoted terms are generally determined in accordance with applicable Laws governing determinations of the insolvency of debtors, and (ii) the amount that shall be required to pay the probable liabilities of such Person on its existing debts (including contingent and other liabilities) as such debts become absolute and mature, (b) such Person shall not have, as of such date, an unreasonably small amount of capital for the operation of the businesses in which it is engaged or proposed to be engaged after such date, and (c) such Person shall be able to pay its liabilities, including contingent and other liabilities, as they mature. For purposes of this definition, “not have an unreasonably small amount of capital for the operation of the businesses in which it is engaged or proposed to be engaged” and “able to pay its liabilities, including contingent and other liabilities, as they mature” mean that such Person shall be able to generate enough cash from operations, asset dispositions or refinancings, or a combination thereof, to meet its obligations as they become due.

“Subsidiary” means, with respect to any Person, any corporation, general or limited partnership, limited liability company, joint venture or other entity, whether incorporated or unincorporated, of which such Person (either alone or through or together with any other Subsidiary), owns, directly or indirectly, (a) more than 50% of the stock or other equity interests, the holders of which are generally entitled to vote for the election of the board of directors or other governing body of such corporation or other legal entity, (b) a general partner interest that has the power to direct the policies, management and affairs of such Person or (c) a managing member interest that has the power to direct the policies, management and affairs of such Person.

“Tax” means any and all taxes, duties, levies or other similar governmental assessments, charges and fees of any kind, including, but not limited to, income, estimated, business, occupation, corporate, gross receipts, transfer, stamp, employment, occupancy, license, severance, capital, production, ad valorem, escheat or unclaimed property, excise, property, sales, use, turnover, value added and franchise taxes, deductions, withholdings and custom duties, imposed directly or through withholding by any Governmental Entity, whether disputed or not, together with all interest, penalties, and additions to tax imposed with respect thereto.

15

“Tax Return” means any return, declaration, statement, report, schedule, form, claim for refund, information return or other document (including any related or supporting information) filed or required to be filed with any Governmental Entity in connection with the determination, assessment, collection or administration of any Taxes, including any schedule or attachment thereto and any amendment thereof.

“Termination Expenses” shall have the meaning ascribed to such term in Section 5.3(d).

“Termination Fee” shall have the meaning ascribed to such term in Section 5.3(a).

“Transaction Documents” means this Agreement, the Investor Agreement, the Interest Assignment Agreement, the A&R LP Agreement, the Certificate of Designation and all exhibits and schedules hereto and thereto.

“Transaction Litigation” shall have the meaning ascribed to such term in Section 4.8.

“Treasury Regulations” means the regulations promulgated by the U.S. Department of the Treasury pursuant to and in respect of provisions of the Code. All references herein to sections of the Treasury Regulations shall include any corresponding provision or provisions of succeeding, similar, substitute, temporary or final Treasury Regulations.

“VSCA” means the Virginia Stock Corporation Act.

“WARN Act” means the Worker Adjustment Retraining Notification Act of 1988, as amended, and any other applicable Law governing employment losses.

“Wells” means all oil or gas wells, whether producing, operating, shut-in or temporarily abandoned, located on an Oil and Gas Lease or any pooled, communitized or unitized acreage that includes all or a part of such Oil and Gas Lease or otherwise associated with an Oil and Gas Property of the Company or any of its Subsidiaries, together with all oil, gas and mineral production from such well.

“Working Interest” means, with respect to any of the Oil and Gas Properties, the interest (expressed as a percentage or a decimal) that is burdened with the obligation to bear and pay costs and expenses of maintenance, development and operations for that Oil and Gas Property, in each case, without regard to the effect of any Production Burdens binding on such Oil and Gas Property or otherwise payable out of Hydrocarbon production therefrom.

16

ARTICLE II.

CONTRIBUTION AND CLOSING

2.1 Closing. On the Closing Date, on the terms and subject to the conditions set forth herein, (a) the Company agrees to contribute to the Partnership, as a capital contribution, the equity interests in the resulting entity following the Conversion of Penn Virginia Holding Corp., a Delaware corporation, in exchange for the issuance by the Partnership to the Company of a number of common units representing limited partner interests in the Partnership (“Common Units”) equal to the number of shares of Common Stock outstanding at the Closing, and (b) Purchaser agrees to contribute to the Partnership, as a capital contribution, $150,000,000 (the “Purchase Price”) in exchange for the issuance by the Partnership to Purchaser of an aggregate of 17,142,857 Common Units (the “Purchased Units”). In addition, at the Closing, the Company shall issue to Purchaser a number of shares of Series A Preferred Stock, par value $0.01 per share, of the Company (the “Series A Preferred Stock”) equal to the quotient obtained by dividing the number of Purchased Units by 100 (the “Purchased Preferred Stock”), and Purchaser shall separately pay to the Company an amount of cash equal to the number of shares of Purchased Preferred Stock multiplied by the par value for such shares. On the third Business Day that is on or following the satisfaction or waiver of the covenants and conditions set forth in Section 2.3 (other than those conditions which, by their terms, are to be satisfied or waived at the Closing, but subject to the satisfaction or waiver thereof), the Closing shall occur at the offices of Kirkland & Ellis LLP, 609 Main Street, Houston, Texas 77002 or such other location as the parties shall mutually agree. The Company, the Partnership and Purchaser agree that the Closing may occur via delivery of facsimiles, emailed pdfs or photocopies and cross receipts.

2.2 Deliveries.

(a) On the Closing Date, the Company and the Partnership shall deliver or cause to be delivered to Purchaser the following:

(i) evidence of the Purchased Units and the Purchased Preferred Stock having been issued in book-entry form to Purchaser;

(ii) the Investor Agreement duly executed by the Company;

(iii) the certificate of the Company contemplated by Section 2.3(b)(iii);

(iv) (A) a certificate of the Company’s Secretary, dated as of the Closing Date, certifying (1) the Company Charter and the Company Bylaws, as then in effect and attached thereto, including, in the case of the Company Bylaws, the amendment contemplated by Section 2.2(a)(ix), (2) the resolutions adopted by the Board of Directors (a) authorizing the transactions contemplated hereby and (b) increasing the size of the Board of Directors from four to nine and filling five of the vacancies caused by such increase with individuals designated by the Permitted Series A Owners (as defined in the Certificate of Designation) and (3) as to the signatures and authority of the Persons signing the Transaction Documents and related documents on behalf of the Company, and (B) a certificate executed by an authorized officer of the General Partner and dated as of the Closing Date,

17

certifying (1) the Partnership’s and the General Partner’s respective Organizational Documents, as then in effect and attached thereto, (2) the resolutions adopted by the General Partner authorizing the transactions contemplated hereby and (3) as to the signatures and authority of the Persons signing the Transaction Documents and related documents on behalf of the Partnership;

(v) a cross-receipt, duly executed by (A) the Partnership, acknowledging receipt from Purchaser of the Purchase Price and (B) the Company, acknowledging receipt from Purchaser of the aggregate par value for the Purchased Preferred Stock;

(vi) the Interest Assignment Agreement duly executed by the Company and the Partnership;

(vii) the A&R LP Agreement duly executed by the Company and the General Partner;

(viii) a copy of the Certificate of Designation file stamped by the State Corporation Commission of the Commonwealth of Virginia evidencing that the same has been accepted for filing and filed with the State Corporation Commission of the Commonwealth of Virginia;

(ix) an amendment to the Company Bylaws deleting Section 3.12(b) thereof in its entirety;

(x) copies of the applicable instruments file stamped by the appropriate Governmental Entities, at least one day prior to the Closing Date, evidencing the Conversions;

(xi) a certificate in compliance with the requirements of Treasury Regulation section 1.1445-2(b)(2) to the effect that the Company is not a “foreign person” within the meaning of Treasury Regulation section 1.1445-2(a)(1); and

(xii) such additional documents as Purchaser may reasonably request them to execute in order to implement or document the Closing or give effect to the transactions contemplated by this Agreement.

(b) On the Closing Date, Purchaser shall deliver or cause to be delivered to the Company or the Partnership, as applicable, the following:

(i) payment of (A) the Purchase Price in cash by wire transfer of immediately available funds to an account designated in advance of the Closing Date by the Partnership, and (B) the aggregate par value for the Purchased Preferred Stock in cash by wire transfer of immediately available funds to an account designated in advance of the Closing Date by the Company;

(ii) the certificate of Purchaser contemplated by Section 2.3(c)(iii);

18

(iii) the Investor Agreement duly executed by Purchaser and RCR;

(iv) a valid Internal Revenue Service Form W-9;

(v) a counterpart of the A&R LP Agreement duly executed by Purchaser and RCR;

(vi) a cross-receipt, duly executed by Purchaser, acknowledging Purchaser’s receipt of the Purchased Units and the Purchased Preferred Stock; and

(vii) such additional documents as the Company may reasonably request it to execute in order to implement or document the Closing or give effect to the transactions contemplated by this Agreement.

2.3 Closing Conditions.

(a) Mutual Closing Conditions. The obligations of the Company and the Partnership, on the one hand, and Purchaser, on the other hand, to effect the Closing is subject to the satisfaction or, to the extent permitted by applicable Law, waiver by the Company (on behalf of itself and the Partnership) and Purchaser, at or prior to the Closing of the following conditions:

(i) no temporary restraining order, preliminary or permanent injunction or other judgment or order issued by any Governmental Entity and no Law shall be in effect restraining, enjoining, making illegal or otherwise prohibiting the consummation of the transactions contemplated by this Agreement;

(ii) the Requisite Shareholder Approval shall have been obtained;

(iii) all waiting periods (and extensions thereof) applicable to the transactions contemplated by this Agreement under the HSR Act shall have expired or been terminated;

(iv) the Company shall have timely filed all required notices and other documents related to the listing of the Common Stock for which the Purchased Units and Purchased Preferred Stock may be exchanged or redeemed;

(v) (A) the Second Lien Credit Agreement Amendment shall remain in full force and effect and (B) the Company shall have obtained the Credit Agreement Amendment and such Credit Agreement Amendment shall be in such form as is reasonably acceptable to Purchaser and the Company; and

(vi) the Rocky Creek Closing shall have occurred or shall occur contemporaneously with the Closing.

19

(b) Purchaser Closing Conditions. The obligations of Purchaser to effect the Closing are also subject to the satisfaction or, to the extent permitted by applicable Law, waiver by Purchaser at or prior to the Closing of the following conditions:

(i) (A) the representations and warranties of the Company set forth in Section 3.1 (other than Sections 3.1(c), 3.1(d), 3.1(e), 3.1(i)(i) or 3.1(x)) shall be true and correct (without giving effect to any limitation as to “materiality” or “Company Material Adverse Effect” set forth therein) as of the date of this Agreement and as of the Closing Date as though made on and as of such date (except to the extent that such representation or warranty speaks to an earlier date, in which case as of such earlier date), except where the failure of such representations and warranties to be true and correct would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (B) the representations and warranties of the Company set forth in Sections 3.1(i)(i) and 3.1(x) shall be true and correct as of the date of this Agreement and as of the Closing Date and (C) the representations and warranties of the Company set forth in Sections 3.1(c), 3.1(d) and 3.1(e) shall be true and correct (without giving effect as to any limitation as to “materiality” or “Company Material Adverse Effect” set forth therein) in all material respects as of the date of this Agreement and as of the Closing Date as though made on and as of such date (except to the extent that such representation or warranty speaks to an earlier date, in which case as of such earlier date);

(ii) the Company shall have performed and complied with, in all material respects, its obligations, covenants and agreements required to be performed by it pursuant to this Agreement at or prior to the Closing;

(iii) the Company shall have delivered to Purchaser a certificate signed on behalf of the Company by an executive officer and dated as of the Closing Date certifying that the conditions set forth in Section 2.3(b)(i) and Section 2.3(b)(ii) have been satisfied; and

(iv) since the date of this Agreement, there shall not have occurred a Company Material Adverse Effect.

(c) Company Closing Conditions. The obligation of the Company and the Partnership to effect the Closing is also subject to the satisfaction or, to the extent permitted by applicable Law, waiver by the Company (on behalf of itself and the Partnership) at or prior to the Closing of the following conditions:

(i) (A) the representations and warranties of Purchaser set forth in Section 3.2 shall be true and correct in all material respects (other than Sections 3.2(b) or 3.2(f) which shall be true and correct in all respects) as of the date of this Agreement and as of the Closing Date as though made on and as of such date (except to the extent that such representation or warranty speaks to an earlier date, in which case as of such earlier date);

(ii) Purchaser shall have performed and complied with, in all material respects, its obligations, covenants and agreements required to be performed by it pursuant to this Agreement at or prior to the Closing; and

20

(iii) Purchaser shall have delivered to the Company a certificate signed on behalf of Purchaser by an executive officer and dated as of the Closing Date certifying that the conditions set forth in Section 2.3(c)(i) and Section 2.3(c)(ii) have been satisfied.

ARTICLE III.

REPRESENTATIONS AND WARRANTIES

3.1 Representations and Warranties of the Company. The Company represents and warrants to Purchaser that the statements contained in this Section 3.1 are true and correct, except (i) as set forth in the Company Reporting Documents publicly available and filed with or furnished to the Commission since July 1, 2019 (the “Filed Company Reporting Documents”) (excluding any disclosures in the Filed Company Reporting Documents under the heading “Risk Factors” and in any section related to forward-looking statements and in any other disclosures that are similarly predictive or forward-looking in nature (other than any historical factual information contained within such headings, statements or disclosure)) or (ii) as set forth in the disclosure letter delivered by the Company to Purchaser prior to the execution and delivery by the Company of this Agreement (the “Company Disclosure Letter”). The Company Disclosure Letter shall be arranged in numbered and lettered sections corresponding to the numbered and lettered sections contained in this Section 3.1, and the disclosure in any section shall be deemed to qualify other sections in this Section 3.1 to the extent (and only to the extent) that it is reasonably apparent from the face of such disclosure that such disclosure also qualifies or applies to such other sections. The mere inclusion of an item in the Company Disclosure Letter as an exception to a representation or warranty is not deemed an admission that such item represents a material exception or material fact, event or circumstance or that such item has had or would reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

(a) Organization, Standing and Power. Each of the Company and each of the Company’s Subsidiaries, including the Partnership and the General Partner (collectively, the “Company Subsidiaries”), is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is organized (in the case of good standing, to the extent such jurisdiction recognizes such concept), with all requisite entity power and authority to own, operate or lease its properties and assets and to carry on its business as now being conducted, except where the failure to be so organized, existing or in good standing, or to have such power or authority, has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. The Company and each Company Subsidiary is duly qualified or licensed to do business in each jurisdiction where the nature of its business or the ownership, operation or leasing of its properties and assets makes such qualification necessary, other than in such jurisdictions where the failure to be so qualified or licensed has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. The Company has made available to Purchaser, prior to execution of this Agreement, true and correct copies of the articles of incorporation of the Company in effect as of the date of this Agreement (the “Company Charter”) and the bylaws of the Company in effect as of the date of this Agreement (the “Company Bylaws”), as well as the Organizational Documents of each of the Company Subsidiaries. Neither the Company nor any Company Subsidiary is in material violation of any of the provisions of such Organizational Documents.

21

(b) Company Subsidiaries.

(i) All the outstanding shares of capital stock or voting securities of, or other equity interests in, each Company Subsidiary have been validly issued and are fully paid and nonassessable and are (other than qualifying shares and shares held by natural persons pursuant to requirements of Law of non-U.S. jurisdictions) wholly-owned by the Company, by another Company Subsidiary or by the Company and another Company Subsidiary, free and clear of all Liens, and free of any other restriction (including any restriction on the right to vote, sell or otherwise dispose of such capital stock, voting securities or other equity interests), except for restrictions imposed by applicable securities Laws and, in each case, except for Permitted Liens. Section 3.1(b) of the Company Disclosure Letter sets forth, as of the date of this Agreement, a true and complete list of the Company Subsidiaries, together with (A) the jurisdiction of incorporation or organization, as the case may be, of each Company Subsidiary, (B) the type of and percentage of interest held (including capital account balances for any entity treated as a partnership for U.S. federal income tax purposes from such entity’s most recently filed relevant Tax Return), directly or indirectly, by the Company in each Company Subsidiary, (C) the names of and the type of and percentage of interest held (including capital account balances for any entity treated as a partnership for U.S. federal income tax purposes from such entity’s most recently filed relevant Tax Return) by any Person other than the Company or a Company Subsidiary in each Company Subsidiary and (D) the U.S. federal income Tax classification of each Company Subsidiary.

(ii) Except for the capital stock and voting securities of, and other equity interests in, the Company Subsidiaries, neither the Company nor any Company Subsidiary owns, directly or indirectly, any capital stock or voting securities of, or other equity interests in, or any interest convertible into or exchangeable or exercisable for, any capital stock or voting securities of, or other equity interests in, any firm, corporation, partnership, company, limited liability company, trust, joint venture, association or other entity other than ordinary course investments in publicly traded securities constituting one percent or less of a class of outstanding securities of any entity.

(c) Issuance of the Purchased Units and Purchased Preferred Stock. The Purchased Units have been duly authorized and, when such Purchased Units have been issued and paid for in accordance with this Agreement, will be duly and validly issued, fully paid (to the extent required under the A&R LP Agreement) and nonassessable (except as such non-assessability may be affected by Sections 17-303(a), 17-607, and 17-804 of the Delaware Revised Uniform Limited Partnership Act, as amended) and free and clear of all Liens (other than (i) Liens created by Purchaser or any of its Affiliates and (ii) transfer restrictions under applicable securities Laws and the A&R LP Agreement). The Purchased Preferred Stock has been duly authorized and, when the Purchased Preferred Stock has been issued and paid for in accordance with this Agreement, will be duly and validly issued, fully paid and nonassessable and free and clear of all Liens (other than (i) Liens created by Purchaser or any of its Affiliates and (ii) transfer restrictions under applicable securities Laws, the Investor Agreement and the Certificate of Designation).

22

(d) Capital Structure.

(i) The authorized capital stock of the Company consists of 45,000,000 shares of Common Stock, and 5,000,000 shares of preferred stock, par value $0.01 per share (the “Preferred Stock” and, together with the Common Stock, the “Capital Stock”). At the close of business on October 30, 2020, (A) 15,200,435 shares of Common Stock were issued and outstanding, none of which were subject to vesting or other forfeiture conditions or repurchase by the Company, (B) zero shares of Preferred Stock were issued and outstanding, and (C) 1,424,600 shares of Common Stock were reserved and available for issuance pursuant to the Company Stock Plans, of which (1) 319,280 shares were issuable upon settlement of outstanding Company RSU Awards, and (2) 373,190 shares were issuable upon settlement of outstanding Company PSU Awards (assuming maximum levels of performance are achieved). Except as set forth in this Section 3.1(d)(i), at the close of business on October 30, 2020, no shares of capital stock or voting securities of, or other equity interests in, the Company were issued, reserved for issuance or outstanding. From the close of business on October 30, 2020, to the date of this Agreement, there have been no issuances by the Company of shares of capital stock or voting securities of, or other equity interests in, the Company, other than the issuance of shares of Common Stock upon the settlement of the Company RSU Awards and Company PSU Awards, in each case outstanding at the close of business on October 30, 2020 and disclosed in Section 3.1(d)(i) of the Company Disclosure Letter, and in accordance with their terms in effect at such time.

(ii) All outstanding shares of Capital Stock are, and all shares of Capital Stock that may be issued upon the settlement of Company RSU Awards and Company PSU Awards will be, when issued, duly authorized, validly issued, fully paid and nonassessable and not subject to, or issued in violation of, any purchase option, call option, right of first refusal, preemptive right, subscription right or any similar right under any provision of the VSCA, the Company Charter, the Company Bylaws or any Contract to which the Company or any Company Subsidiary is a party or otherwise bound (including the Company Stock Plans). Except as set forth above in this Section 3.1(d), there are not issued, reserved for issuance or outstanding, and there are no outstanding obligations of the Company or any Company Subsidiary to issue, deliver or sell, or cause to be issued, delivered or sold, (A) any capital stock or voting securities of, or other equity interests in, the Company or any Company Subsidiary or any securities of the Company or any Company Subsidiary convertible into or exchangeable or exercisable for any capital stock or voting securities of, or other equity interests in, the Company or any Company Subsidiary, (B) any warrants, calls, options or other rights to acquire from the Company or any Company Subsidiary, or any other obligation of the Company or any Company Subsidiary to issue, deliver or sell, or cause to be issued, delivered or sold, any capital stock or voting securities of, or other equity interests

23

in, the Company or any Company Subsidiary or (C) any rights issued by or other obligations of the Company or any Company Subsidiary that are linked in any way to the price of any capital stock or voting securities of, or other equity interests in, the Company or any Company Subsidiary, the value of the Company, any Company Subsidiary or any part of the Company or any Company Subsidiary or any dividends or other distributions declared or paid on any capital stock or voting securities of, or other equity interests in, the Company or any Company Subsidiary. Except pursuant to the Company Stock Plans, there are not any outstanding obligations of the Company or any Company Subsidiary to repurchase, redeem or otherwise acquire any capital stock or voting securities of, or other equity interests in, the Company or any Company Subsidiary or any securities, interests, warrants, calls, options or other rights referred to in clause (A), (B) or (C) of the immediately preceding sentence. There are no debentures, bonds, notes or other Indebtedness of the Company having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matters on which shareholders of the Company may vote (collectively, “Company Voting Debt”). Neither the Company nor any Company Subsidiary is a party to any voting agreement with respect to the voting of any capital stock or voting securities of, or other equity interests in, the Company or any Company Subsidiary (other than the Credit Agreement and the Second Lien Credit Agreement). Except for this Agreement and, with respect to the Company Subsidiaries, the Credit Agreement and the Second Lien Credit Agreement, neither the Company nor any Company Subsidiary is a party to any agreement pursuant to which any Person is entitled to elect, designate or nominate any director of the Company or any Company Subsidiary.

(e) Authority; Execution and Delivery; Enforceability.

(i) Each of the Company and the Partnership has all requisite corporate and limited partnership, as applicable, power and authority to execute and deliver this Agreement and the other Transaction Documents to which it is a party, to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby.

(ii) The Board of Directors has adopted resolutions, by unanimous vote at a meeting duly called at which a quorum of directors of the Company was present, (A) approving and adopting this Agreement and the other Transaction Documents to which the Company is a party, (B) determining that entering into this Agreement and the other Transaction Documents to which the Company is a party and the consummation of the transactions contemplated hereby and thereby, are in the best interests of the Company and the Company Shareholders and (C) subject to Section 4.2(c), recommending that the Company Shareholders approve the Shareholder Proposal. The Company, in its capacity as the sole member of the General Partner, has adopted resolutions approving and adopting this Agreement and the other Transaction Documents to which the Partnership is a party. The resolutions referenced in this Section 3.1(e)(ii) have not been amended or withdrawn as of the date of this Agreement.

24

(iii) Other than receipt of the Requisite Shareholder Approval, no other corporate or limited partnership proceedings on the part of each of the Company or the Partnership are necessary to authorize, adopt or approve this Agreement and the other Transaction Documents to which it is a party or to consummate the transactions contemplated hereby or thereby.

(iv) Each of the Company and the Partnership has, or at Closing will have, duly executed and delivered this Agreement and the other Transaction Documents to which it is a party and, assuming the due authorization, execution and delivery by the other parties thereto, each of this Agreement and such other Transaction Documents constitutes, or will constitute, its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization or similar Laws affecting creditors’ rights generally and by general principles of equity.

(v) Assuming the accuracy of Purchaser’s representations and warranties in Section 3.2(g), the Company and the Board of Directors have taken all actions required to be taken by them to exempt this Agreement and the transactions contemplated hereby from Article 14 and Article 14.1 of the VSCA, and there are no other anti-takeover statutes or regulations applicable to this Agreement or the transactions contemplated hereby.

(f) No Conflicts; Consents.

(i) The execution and delivery by each of the Company and the Partnership of this Agreement and the other Transaction Documents to which it is or will be a party to does not, and the performance by each of the Company and the Partnership of its obligations hereunder or thereunder and the consummation of the transactions contemplated hereby or thereby will not, violate, conflict with, result in a breach of any provision of or the loss of any material benefit under, constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, result in the termination of or a right of termination, cancellation or amendment under, give rise to an obligation to make an offer to purchase or redeem any Indebtedness or capital stock, voting securities or other equity interests under, accelerate the performance required by, or result in the creation of any Lien upon any of the properties or assets of the Company or any Company Subsidiary under, any provision of (A) the Company Charter or the Company Bylaws as currently in effect, (B) any Contract (other than the Credit Agreement and the Second Lien Credit Agreement) to which the Company or any Company Subsidiary is a party or by which any of their respective properties or assets is bound or (C) subject to the filings and other matters referred to in Section 3.1(f)(ii), any judgment, order or decree of a Governmental Entity (“Judgment”) or Law, in each case applicable to the Company or any Company Subsidiary or their respective properties or assets, other than, in the case of clauses (B) and (C) above, any matters that have not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

25

(ii) No consent, waiver or Permit (“Consent”) of or from, or registration, declaration, notice or filing made to or with, any Governmental Entity is required to be obtained or made by or with respect to the Company or any Company Subsidiary in connection with the execution, delivery, and performance of this Agreement by the Company or the Partnership or the other Transaction Documents to which the Company or the Partnership is party or the consummation by the Company or the Partnership of the transactions contemplated hereby or thereby, other than (A) the filing with the Commission of the Proxy Statement in definitive form, (B) the filing with the Commission of such reports and other filings under, and such other compliance with, the Exchange Act and the Securities Act, and under state securities, takeover and “blue sky” laws, in each case as may be required in connection with this Agreement and such other Transaction Documents and the transactions contemplated hereby and thereby, (C) compliance with, and filings and the expiration or early termination of the applicable waiting period under, the HSR Act, (D) such Consents of or from, or registrations, declarations, notices or filings to or with Nasdaq as are required to permit the listing of the Common Stock into which the Purchased Units may be exchanged in accordance with the terms set forth in the A&R LP Agreement, (E) the filing of the Certificate of Designation with the State Corporation Commission of the Commonwealth of Virginia and (F) such other Consents the failure of which to make or obtain would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

(g) Reporting Documents; Undisclosed Liabilities.

(i) The Company has furnished or filed all reports, schedules, forms, statements and other documents (including exhibits and other information incorporated therein) required to be furnished or filed by the Company with the Commission since January 1, 2019 (such documents, together with any exhibits and schedules thereto and other information incorporated therein as they have been supplemented, modified or amended since the time of filing, excluding the Proxy Statement, being collectively referred to as the “Company Reporting Documents”).

(ii) Each Company Reporting Document (A) at the time filed, complied as to form in all material respects with the published rules and regulations of the Commission with respect thereto at the time of such filing, and (B) did not at the time it was filed (or if amended or superseded by a filing or amendment prior to the date of this Agreement, then at the time of such filing or amendment) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Each of the consolidated financial statements of the Company included in the Company Reporting Documents complied at the time it was filed as to form in all material respects with applicable accounting requirements and the published rules and regulations of the Commission with respect thereto, was prepared in accordance with United States generally accepted accounting principles (“GAAP”) (except, as indicated in the notes thereto, in the case of unaudited statements, as permitted by

26

the rules and regulations of the Commission) applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and fairly presented in all material respects the consolidated financial position of the Company and its consolidated Subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the respective periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments and except as indicated in the notes to such financial statements or, in the case of unaudited statements, as permitted by Form 10-Q of the Commission).

(iii) Neither the Company nor any Company Subsidiary has any liabilities or obligations of any nature (whether accrued, absolute, contingent or otherwise) that would be required to be reflected in financial statements prepared in accordance with GAAP, except for: (A) liabilities reflected or reserved against in the Company’s consolidated balance sheets (or the notes thereto) included in the Company Reporting Documents, (B) normal and recurring liabilities that have been incurred by the Company or any Subsidiary since June 30, 2020 in the ordinary course of business, (C) liabilities incurred in connection with the transactions contemplated hereby, and (D) liabilities which would not reasonably be expected to have, individually or in the aggregate a Company Material Adverse Effect.

(iv) With respect to each annual report on Form 10-K and each quarterly report on Form 10-Q included in the Company Reporting Documents, the chief executive officer and chief financial officer of the Company have made all certifications required by the Sarbanes-Oxley Act of 2002 and any related rules and regulations promulgated by the Commission, and the statements contained in any such certifications are true and correct as of their respective dates. As of the date hereof, the Company has not received notice from any Governmental Entity challenging or questioning the accuracy, completeness, form or manner of filing of such certificates. As of the date hereof, there are no outstanding or unresolved comments received by the Company from the Commission with respect to any of the Company Reporting Documents. As of the date hereof, to the Knowledge of the Company, none of the Company Reporting Documents is the subject of ongoing Commission review or investigation.

(v) The “disclosure controls and procedures” (as defined in Rules 13a-15(e) and 15d-15(e) under the Exchange Act) utilized by the Company are reasonably designed to ensure that all information (both financial and non-financial) required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Commission and that all such information required to be disclosed is accumulated and communicated to the management of the Company, as appropriate, to allow timely decisions regarding required disclosure and to enable the principal executive officer and principal financial officer of the Company to make the certifications required under the Exchange Act with respect to such reports.

27

(h) Information Supplied. None of the information supplied or to be supplied by the Company for inclusion or incorporation by reference in the Proxy Statement will, at the time it is first published, distributed or disseminated to the Company Shareholders, or as of the time of the Shareholder Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided that no representation is made by the Company with respect to statements made or incorporated by reference therein based on information supplied in writing by or on behalf of Purchaser or Purchaser Parent specifically for inclusion or incorporation by reference therein.

(i) Absence of Certain Changes or Events.

(i) Since June 30, 2020, there has not occurred any Company Material Adverse Effect or any fact, circumstance, effect, change, event or development that has had or would reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

(ii) From June 30, 2020 to the date of this Agreement, (A) each of the Company and each Company Subsidiary has conducted its respective business in the ordinary course in all material respects, except for commercially reasonable actions taken outside the ordinary course in response to material changes in commodity prices or the coronavirus disease of 2019 pandemic that did not have, and would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the business, results of operations or financial condition of the Company and the Company Subsidiaries, taken as a whole, (B) during such period there has not been any material damage, destruction or other casualty loss with respect to any material asset or property owned, leased or otherwise used by the Company or any of its Subsidiaries, including the material Oil and Gas Properties of the Company and its Subsidiaries, whether or not covered by insurance, and (C) the Company and its Subsidiaries did not authorize or make capital expenditures that were in any material respect in excess of the capital expenditures that were scheduled to be made during such period, as set forth in Section 3.1(i) of the Company Disclosure Letter (except for capital expenditures, if any, that were necessary to repair damage resulting from insured casualty events where there was a reasonable basis for a claim of insurance).

(j) Taxes.

(i) Each of the Company and each Company Subsidiary has timely filed, taking into account any extensions of time for filing, all material Tax Returns required to have been filed by it, and such Tax Returns are accurate and complete in all material respects. Each of the Company and each Company Subsidiary has paid all material Taxes that are due and payable by it (other than Taxes that are being contested in good faith by appropriate Proceedings and for which adequate reserves have been established in accordance with GAAP in the financial statements included in the Filed Company Reporting Documents). There is no

28

outstanding material claim, assessment or deficiency against the Company or any Company Subsidiary for any Tax that has been asserted or threatened in writing by any Governmental Entity (except for any such claim, assessment or deficiency that is being contested in good faith by appropriate Proceedings and for which adequate reserves have been established in accordance with GAAP in the financial statements included in the Filed Company Reporting Documents). All material withholding Tax requirements imposed on or with respect to the Company or any of the Company Subsidiaries have been satisfied in full.

(ii) There are no material disputes, examinations or Proceedings pending or threatened in writing in respect of any Taxes or Tax Return of the Company or any Company Subsidiary. No requests for waivers of the time to assess any material Taxes, or to file any material Tax Return, in each case, of the Company or any Company Subsidiary are pending or in force.

(iii) Other than for Taxes not yet delinquent or that are being contested in good faith by appropriate Proceedings and for which adequate reserves have been established in accordance with GAAP in the financial statements included in the Filed Company Reporting Documents, there are no Liens with respect to material Taxes against any of the properties or assets of the Company or any Company Subsidiary. No written or, to the Knowledge of the Company, other claim has been received by the Company or any Company Subsidiary from a Governmental Entity in a jurisdiction in which the Company or such Company Subsidiary does not file Tax Returns stating that the Company or such Company Subsidiary is, or may be, subject to material taxation by such jurisdiction. Neither the Company nor any Company Subsidiary is a party to, or is otherwise bound by, any material Tax sharing, allocation or indemnification Contract (other than (A) a Contract exclusively between or among the Company and wholly-owned Company Subsidiaries or (B) any Tax sharing, allocation or indemnification provisions contained in any Contract entered into in the ordinary course of business and not primarily relating to Taxes (e.g., leases, credit agreements or other commercial agreements)). Neither the Company nor any Company Subsidiary has any material liability for Taxes of any Person (other than the Company or any Company Subsidiary) under any applicable Law, including Treasury Regulations section 1.1502-6 (or any similar provision of state, local or foreign Law), or as a transferee or successor. Prior to the Conversions, neither the Company nor any Company Subsidiary has any items of income, gain, loss or deduction that are deferred in accordance with Treasury Regulation section 1.1502-13.

(iv) Neither the Company nor any Company Subsidiary has participated in, or been a party to, a transaction that, as of the date of this Agreement, constitutes a “listed transaction,” as defined in Treasury Regulations section 1.6011-4(b)(2).

(v) Neither the Company nor any Company Subsidiary has constituted a “distributing corporation” or a “controlled corporation” (or a successor thereto) in a distribution of stock intended to qualify for tax-free treatment under section 355 of the Code (A) in the two years prior to the date of this Agreement or (B) as part of a “plan” or “series of related transactions” (within the meaning of section 355(e) of the Code) in conjunction with the transactions contemplated hereby.

29

(vi) None of the assets of the Company or any Company Subsidiary is properly treated as held in a partnership (or arrangement properly treated as a partnership) for U.S. federal income tax purposes.

(k) Employee Benefits.

(i) Section 3.1(k)(i) of the Company Disclosure Letter sets forth a true and complete list of each material Company Benefit Plan.

(ii) With respect to each material Company Benefit Plan, the Company has made available to Purchaser true and complete copies, to the extent applicable, of (A) such Company Benefit Plan (or a summary if no plan document exists), including any amendment thereto, and a summary plan description thereof, (B) each trust, insurance, annuity or other funding Contract related thereto, (C) the most recent audited financial statements and actuarial or other valuation reports prepared with respect thereto and (D) the most recently received IRS determination letter or opinion.

(iii) Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, each Company Benefit Plan (and any related trust or other funding vehicle) has been maintained and administered in compliance with its terms and applicable Law (including ERISA and the Code). Each Company Benefit Plan that is intended to be “qualified” within the meaning of section 401(a) of the Code is so qualified and has received a favorable determination letter from the IRS or is entitled to rely upon a favorable opinion issued by the IRS, and, except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, there are no circumstances or any events that have occurred that would reasonably be expected to cause the loss of such qualified status of any such Company Benefit Plan. Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, there are no pending or, to the Knowledge of the Company, threatened claims by, on behalf of or against any Company Benefit Plan or any trust related thereto that could result in any liability to the Company or any of the Company Subsidiaries, and no audit or other Proceeding by a Governmental Entity is pending or, to the Knowledge of the Company, threatened with respect to any Company Benefit Plan.

(iv) Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (A) all contributions or other amounts payable by the Company or the Company Subsidiaries as of the date of this Agreement with respect to each Company Benefit Plan in respect of current or prior plan years have been paid or accrued in accordance with GAAP, (B) neither the Company nor any Company Subsidiary has

30

engaged in a transaction with respect to any Company Benefit Plan that, assuming the taxable period of such transaction expired as of the date of this Agreement, could subject the Company or any Company Subsidiary to any Tax or penalty imposed by either Section 4975 of the Code or Section 502(i) of ERISA, and (C) neither the Company nor any Company Subsidiary has incurred or reasonably expects to incur a Tax or penalty imposed by Section 4980F of the Code or Section 502 of ERISA.

(v) Each Company Benefit Plan that is a “nonqualified deferred compensation plan” (as defined under Section 409A(d)(1) of the Code) is in documentary compliance with, and has been operated and administered in compliance with, Section 409A of the Code and the guidance provided thereunder, in each case, in all material respects.

(vi) Since September 12, 2016, neither the Company, any Company Subsidiary nor any of their respective ERISA Affiliates has maintained, sponsored, participated in or contributed to (or been obligated to maintain, sponsor, participate in or contribute to), (A) an employee benefit plan subject to section 412 or 430 of the Code or section 302 or Title IV of ERISA, (B) a “multiemployer plan” (as defined in section 3(37) of ERISA), or (C) a “multiple employer plan” as defined in section 210 of ERISA or section 413(c) of the Code. No material liability under section 302 or Title IV of ERISA or section 412, 430 or 4971 of the Code has been incurred by the Company or any ERISA Affiliate that has not been satisfied in full (other than any liability for premiums to the PBGC arising in the ordinary course of business, all of which have been timely paid) and no condition exists that could reasonably be expected to result in any such material liability to the Company or any ERISA Affiliate. No material liability (1) as a result of a failure to comply with the continuation coverage requirements of Part 6 of Title I of ERISA, section 4980(B) of the Code or similar state law, or (2) under corresponding or similar provisions of foreign Laws or regulations has been incurred by the Company or any ERISA Affiliate that has not been satisfied in full and no condition exists that could reasonably be expected to result in any such liability to the Company or any ERISA Affiliate. The Company has not been required to post any security under ERISA or section 436 of the Code with respect to any Company Benefit Plan, and no fact or event exists that could reasonably be expected to give rise to any such lien or requirement to post any such security with respect to any Company Benefit Plan.

(vii) Neither the Company nor any Company Subsidiary has any material liability for providing health, medical or life insurance or other welfare benefits (whether or not insured) with respect to any Company Personnel (or any of their beneficiaries) after retirement or other termination of employment or service, other than coverage or benefits required to be provided under Part 6 of Title I of ERISA, section 4980(B)(f) of the Code or any other applicable Law, the full cost of which is borne by such Company Personnel (or any of their beneficiaries).

31

(viii) None of the execution and delivery of this Agreement, the performance by either party of its obligations hereunder or the consummation of the transactions contemplated hereby (alone or in combination with any other event) will (A) accelerate the time of payment or vesting, or trigger any payment or funding, or increase the compensation or benefits under any Company Benefit Plan or increase the amount of compensation due to any Company Personnel, (B) entitle any Company Personnel to bonus, change in control, severance pay or any other payment, (C) cause the Company to transfer or set aside any assets to fund any benefits under any Company Benefit Plan, (D) limit or restrict the right to amend, terminate, or transfer the assets of any Company Benefit Plan, or (E) result in any amount failing to be deductible under section 280G of the Code. No Company Benefit Plan provides for the gross-up or reimbursement of Taxes under section 4999 of the Code or section 409A of the Code.

(l) Labor and Employment Matters.

(i) The Company has made available to Purchaser a true and complete list identifying all employees of the Company or any Company Subsidiary as of a date within five Business Days prior to the date hereof and specifying with respect to each such employee, as of such date, the employee’s: (A) job title, (B) primary work location, (C) date of hire, (D) base salary or regular hourly wage rate, as applicable, (E) classification as full-time or part-time and as exempt or non-exempt under the Fair Labor Standards Act, and (F) whether the employee is subject to any agreement with the Company or any Company Subsidiary that makes the relationship between the employee and the Company or any Company Subsidiary anything other than an “at-will” relationship.

(ii) Neither the Company nor any Company Subsidiary is a party to or bound by any collective bargaining agreement or other Contract with any labor union, works council or similar organization (“Collective Bargaining Agreement”) with respect to any current or former employees of or any individuals providing services to the Company or any Company Subsidiary. Additionally, (A) there is no pending or, to the Knowledge of the Company, threatened strike, lockout, slowdown or work stoppage by or with respect to any current or former employees of the Company or any Company Subsidiary, (B) to the Knowledge of the Company, there are no activities or Proceedings of any labor union or similar organization to organize any employees of the Company or any Company Subsidiary, and no demand for recognition as the exclusive bargaining representative of any employees has been made by or on behalf of any labor union or similar organization, and (C) no employees of the Company or any Company Subsidiary are represented by any labor union or similar organization with respect to their employment with the Company or any Company Subsidiary. There is no unfair labor practice pending or, to the Knowledge of the Company, threatened against or involving the Company or any Company Subsidiary.

32

(iii) Except for instances of noncompliance that would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, the Company and the Company Subsidiaries are, and have for the past three years been, in compliance with all applicable Laws relating to labor, employment and employment practices, including, without limitation, those relating to labor management relations, wages, hours, overtime, non-discrimination, non-retaliation, sexual harassment, civil rights, affirmative action, work authorization, recordkeeping, immigration, safety and health and continuation coverage under group health plans. Except for matters that would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, as of the date of this Agreement, there is no suit, action or other Proceeding pending or, to the Knowledge of the Company, threatened against the Company or any Company Subsidiary with respect to any former or current employee or non-employee worker of the Company or any Company Subsidiary that involves any alleged violation or breach by the Company or any Company Subsidiary of any applicable Law or Contract. During the past three years, neither the Company nor any Company Subsidiary has been the subject of any material charge, audit or investigation, pertaining to employment or employment practices, brought or conducted by any Governmental Entity.

(iv) To the Knowledge of the Company, no employee of the Company or any Company Subsidiary is in any material respect in violation of any term of any employment agreement, nondisclosure agreement, common law nondisclosure obligation, fiduciary duty, non-competition agreement, restrictive covenant or other similar obligation: (A) to the Company or any Company Subsidiary or (B) to a former employer of any such employee relating (1) to the right of any such employee to be employed by the Company or any Company Subsidiary or (2) to the knowledge or use of trade secrets or proprietary information. To the Knowledge of the Company, during the past three years, no allegations of sexual harassment have been made against (A) any officer of the Company or any Company Subsidiary or (B) an employee of the Company or any Company Subsidiary at a level of Vice President or above. During the past three years, neither the Company nor any Company Subsidiary has entered into a settlement agreement in relation to allegations relating to sexual harassment by (A) any officer of the Company or any Company Subsidiary or (B) an employee of the Company or any Company Subsidiary at a level of Vice President or above.

(v) In the one year period immediately preceding the date of this Agreement, neither the Company nor any Company Subsidiary has implemented any plant closing or layoff of employees governed by the WARN Act.

(m) Litigation. As of the date of this Agreement, there is no suit, action or other Proceeding pending or, to the Knowledge of the Company, threatened against the Company or any Company Subsidiary that has had or would reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, nor is there any Judgment outstanding against or, to the Knowledge of the Company, written demand or investigation by any Governmental Entity involving the Company or any Company Subsidiary or any of their respective properties or assets that has had or would reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

33

(n) Compliance with Applicable Laws. Except for matters that have not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, the Company and the Company Subsidiaries are in, and since July 1, 2018 have been in, compliance with all applicable Laws and the Company Permits. To the Knowledge of the Company, except for matters that have not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, there is no demand or investigation by or before any Governmental Entity pending or, to the Knowledge of the Company, threatened alleging that the Company or any Company Subsidiary is not in compliance with any applicable Law or Company Permit. This Section 3.1(n) does not relate to Tax matters or environmental matters, which are the subjects of Section 3.1(j) and Section 3.1(q), respectively.

(o) Rights-of-Way. Each of the Company and the Company Subsidiaries has such Consents, easements, rights-of-way, Permits and licenses from each Person (collectively, “Rights-of-Way”) as are sufficient to conduct its business in the manner currently conducted, except for such Rights-of-Way the absence of which have not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. Each of the Company and the Company Subsidiaries has fulfilled and performed all its material obligations with respect to such Rights-of-Way and conducts its business in a manner that does not violate any of the Rights-of-Way and no event has occurred that allows, or after notice or lapse of time would allow, revocation or termination thereof or would result in any impairment of the rights of the holder of any such Rights-of-Way, except for such violations, revocations, terminations and impairments that would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. All pipelines operated by the Company and the Company Subsidiaries are located within the boundaries of Rights-of-Way or Oil and Gas Properties, and there are no gaps (including any gap arising as a result of any breach by the Company or any of the Company Subsidiaries of the terms of any Rights-of-Way) in the Rights-of-Way or Oil and Gas Properties other than gaps that would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

(p) Oil and Gas Matters.

(i) Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, and except for property (A) sold or otherwise disposed of in the ordinary course of business since the date of the reserve report prepared by DeGolyer and MacNaughton, Inc. (the “Company Independent Petroleum Engineers”) relating to the Company interests referred to therein as of December 31, 2019 (the “Company Reserve Report”), (B) reflected in the Company Reserve Report or in the Filed Company Reporting Documents as having been sold or otherwise disposed of, other than sales or dispositions after the date hereof in accordance with Section 4.1(b), or (C) acquired since the date of the Company Reserve Report, all Oil and Gas Properties of the Company and the Company Subsidiaries are reflected in the Company Reserve Report. Except for properties described in clause (A) or (B) of the preceding sentence, the Company and the Company Subsidiaries have Defensible Title in all material respects to all Oil and Gas Properties reflected in (or forming the basis of the reserves reflected in) the Company Reserve Report.

34

(ii) Except for any such matters that have not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, the factual, non-interpretive data supplied to the Company Independent Petroleum Engineers by or on behalf of the Company and the Company Subsidiaries that was material to such firm’s estimates of oil and gas reserves attributable to the Oil and Gas Properties of the Company and the Company Subsidiaries in connection with the preparation of the Company Reserve Report was, as of the time provided, accurate in all respects. Except for any such matters that would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, the oil and gas reserve estimates of the Company set forth in the Company Reserve Report are derived from reports that have been prepared by the Company Independent Petroleum Engineers, and such reserve estimates fairly reflect, in all respects, the oil and gas reserves of the Company at the dates indicated therein and are in accordance with Commission guidelines applicable thereto applied on a consistent basis throughout the periods involved. Except for changes generally affecting the oil and gas exploration, development and production industry (including changes in commodity prices) and normal depletion by production, as of the date of this Agreement there has been no change in respect of the matters addressed in the Company Reserve Report that would reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

(iii) Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (A) all rentals, shut-ins and similar payments owed to any Person or individual under (or otherwise with respect to) any Oil and Gas Leases of the Company or any Company Subsidiary have been properly and timely paid, (B) all Production Burdens with respect to any Oil and Gas Properties owned or held by the Company or any of the Company Subsidiaries have been timely and properly paid (in each case, except such Production Burdens (1) as are being currently paid prior to delinquency in the ordinary course of business or (2) the amount or validity of which is being contested in good faith by appropriate proceeding and for which appropriate reserves have been established) and (C) none of the Company or any of the Company Subsidiaries (and, to the Company’s Knowledge, no third party operator) has violated any provision of, or taken or failed to take any act that, with or without notice, lapse of time, or both, would constitute a default under the provisions of any Oil and Gas Lease (or entitle the lessor thereunder to cancel or terminate such Oil and Gas Lease) included in the Oil and Gas Properties owned or held by the Company or any of the Company Subsidiaries.

35

(iv) All material proceeds from the sale of Hydrocarbons produced from the Oil and Gas Properties of the Company and the Company Subsidiaries are being received by them in a timely manner other than awaiting preparation and approval of division order title opinions for recently drilled Wells. Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, as of the Closing Date, neither the Company nor any Company Subsidiary is obligated by virtue of a take or pay payment, advance payment, production payment or other similar payment obligation (other than Production Burdens established in any Oil and Gas Leases) requiring the delivery of Hydrocarbons, or proceeds from the sale thereof, attributable to the Company’s or any Company Subsidiary’s interest in any Oil and Gas Properties at some future time without receiving payment therefor at or after the time of delivery.

(v) All of the Wells and all water, CO2, injection or other wells located on the Oil and Gas Leases of the Company and the Company Subsidiaries or otherwise associated with an Oil and Gas Property of the Company or the Company Subsidiaries have been drilled, completed and operated in all material respects within the limits permitted by the applicable contracts entered into by the Company or any of the Company Subsidiaries related to such wells and applicable Law, and all drilling and completion (and plugging and abandonment) of such wells and all related development, production and other operations have been conducted in all material respects in compliance with all applicable Law. No Wells located on or attributable to the Oil and Gas Properties of the Company and the Company Subsidiaries are subject to any material penalty on allowables or otherwise produced any material volumes in excess of its applicable allowables.

(vi) None of the material Oil and Gas Properties of the Company or the Company Subsidiaries is subject to any preferential purchase, consent or similar right that would become operative as a result of the consummation of the transactions contemplated hereby.

(vii) Except as set forth on Section 3.1(p)(vii) of the Company Disclosure Letter and other than Wells that have been plugged and abandoned in all material respects in accordance with all applicable Laws, there are no dry holes, or shut in or otherwise inactive Wells that are located on lands burdened by the Oil and Gas Properties or on lands pooled or unitized therewith that the Company or any Company Subsidiary is currently obligated by applicable Law to plug and abandon.

(viii) Except as reflected in the Company’s consolidated balance sheets (or the notes thereto) included in the Company Reporting Documents, to the Knowledge of the Company, as of the date hereof there are no material Imbalances.

(q) Environmental Matters. Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (A) each of the Company and each Company Subsidiary has been and is in compliance with all applicable Environmental Laws, and neither the Company nor any Company Subsidiary has received any written communication alleging that the Company or any Company Subsidiary is in violation of, or has any liability under, any Environmental Law; (B) each of the Company and each Company Subsidiary possesses and is in compliance with all Environmental Permits required for the conduct of its respective operations and all such Environmental Permits are valid and in good standing; (C) there are no Environmental

36

Claims pending or, to the Knowledge of the Company, threatened against the Company or any Company Subsidiary; (D) neither the Company nor any Company Subsidiary is subject to any Judgment pursuant to or in connection with any Environmental Law; (E) there has been no Release of any Hazardous Material at any of the properties that are owned, leased or operated by the Company or any Company Subsidiary, or to the Knowledge of the Company, at any properties formerly owned, leased or operated by the Company or any Company Subsidiary, that would reasonably be expected to form the basis of any Environmental Claim against the Company or any Company Subsidiary; and (F) neither the Company nor any Company Subsidiary has retained or assumed, either contractually or by operation of Law, any liabilities or obligations that would reasonably be expected to form the basis of any Environmental Claim against the Company or any Company Subsidiary.

(r) Contracts.

(i) As of the date of this Agreement, neither the Company nor any Company Subsidiary is a party to any Contract required to be filed by the Company as a “material contract” pursuant to Item 601(b)(10) of Regulation S-K under the Securities Act (a “Filed Company Contract”) that has not been so filed.

(ii) Except with respect to Contracts solely among the Company and any wholly-owned Company Subsidiary or Company Subsidiaries, or solely among any wholly-owned Company Subsidiaries, Section 3.1(r)(ii) of the Company Disclosure Letter sets forth, as of the date of this Agreement, a true and complete list of:

(A) each non-competition Contract or similar Contract containing terms that expressly limit or otherwise restrict the ability of the Company or any Company Subsidiary to compete in any line of business or in any geographic area in a manner that would be reasonably likely to be material to the Company and the Company Subsidiaries, taken as a whole; provided that a Contract shall not constitute a non-competition Contract pursuant to this Section 3.1(r)(ii)(A) solely because such Contract is a surface use agreement or similar Contract containing customary setback provisions or solely because such Contract is a confidentiality agreement or similar Contract containing customary confidentiality provisions;

(B) each loan and credit agreement or other Contract pursuant to which any Indebtedness for borrowed money in excess of $2,500,000 of the Company or any Company Subsidiary is outstanding or may be incurred;

(C) each partnership, joint venture or similar agreement to which the Company or any Company Subsidiary is a party relating to the formation, creation, operation, management or control of any partnership or joint venture, in each case material to the Company and the Company Subsidiaries, taken as a whole, other than any customary joint operating agreements, unit agreements or participation agreements affecting the Oil and Gas Properties of the Company or any Company Subsidiary;

37

(D) each joint development agreement, exploration agreement, participation, farmout, farmin or program agreement or similar contract requiring the Company or any of the Company Subsidiaries to make expenditures that would reasonably be expected to be in excess of $2,500,000 in the aggregate during the 12-month period following the date of this Agreement, other than customary joint operating agreements and continuous development obligations under Oil and Gas Leases;

(E) each Contract for any Derivative Transaction;

(F) any Contract that provides for the sale by the Company or any of the Company Subsidiaries of Hydrocarbons or the gathering of the Company’s or the Company Subsidiaries’ Hydrocarbons that (1) has a remaining term of greater than 60 days and does not allow the Company or such Company Subsidiary to terminate it without penalty on 60 days’ notice; provided, however, that this clause (1) shall not include Contracts providing for the storage of Hydrocarbons with payment obligations of less than $300,000, individually, or $1,000,000, in the aggregate, (2) contains a “take-or-pay” clause or any similar material prepayment or forward sale arrangement or obligation (excluding “gas balancing” arrangements associated with customary joint operating agreements) to deliver Hydrocarbons at some future time without then or thereafter receiving full payment therefor, or (3) covers or commits volumes in excess of 50 MMcf of gaseous Hydrocarbons per day, or 20,000 barrels of liquid Hydrocarbons per day;

(G) other than in the ordinary course, each Contract to which the Company or any Company Subsidiary is a party involving the future disposition or acquisition of assets or properties with a fair market value in excess of $2,500,000;

(H) each Contract that is a transportation or processing agreement to which the Company or any Company Subsidiary is a party involving the transportation or processing of more than 50 MMcf of gaseous Hydrocarbons per day, or 5,000 barrels of liquid Hydrocarbons per day;

(I) each Contract to which the Company or any Company Subsidiary is a party for the purchase or sale of minerals or mineral rights having a value in excess of $2,500,000;

(J) each acquisition or divestiture Contract to which the Company or any Company Subsidiary is a party that contains “earn-out” or other similar contingent payment obligations (other than asset retirement obligations, plugging and abandonment obligations and other reserves of the Company set forth in the Company Reserve Report), that would be reasonably expected to result in annual payments in excess of $2,500,000;

38

(K) each Contract with any supplier or vendor under which the Company or any Company Subsidiary is obligated to purchase goods or services (other than transportation or processing services) involving consideration in excess of $2,500,000 (except with respect to the purchase of items of inventory, casing or fuel in the ordinary course of business) or that is not terminable without penalty upon notice of 90 days or less;

(L) each Collective Bargaining Agreement to which the Company or any Company Subsidiary is a party or is subject;

(M) each Contract for the lease of personal property or real property (other than Oil and Gas Properties) involving aggregate payments in excess of $5,000,000 in any calendar year that are not terminable without penalty within 60 days, other than contracts related to drilling rigs;

(N) each Contract under which the Company or any of its Subsidiaries has advanced or loaned any amount of money to any of the following: (1) an executive officer or director of the Company or any Company Subsidiary; (2) a beneficial owner (within the meaning of Section 13(d) of the Exchange Act) of 5% or more of the Common Stock; or (3) an Affiliate, “associate” or member of the “immediate family” (as such terms are respectively defined in Rules 12b-2 and 16a-1 of the Exchange Act) of any of the Persons described in the foregoing clauses (1) or (2);

(O) each Contract that contains any “most favored nation” or most favored customer provision, call or put option, preferential right or right of first or last offer, negotiation or refusal, in each case other than those contained in (1) any agreement in which such provision is solely for the benefit of the Company or any of the Company Subsidiaries, (2) customary royalty pricing provisions in Oil and Gas Leases or (3) customary preferential rights in joint operating agreements, unit agreements or participation agreements affecting the business or the Oil and Gas Properties of the Company or any of the Company Subsidiaries, to which the Company or any of the Company Subsidiaries or any of their respective Affiliates is subject, and is material to the business of the Company and the Company Subsidiaries, taken as a whole; and

(P) each Contract relating to a Company Related Party Transaction.

Each Contract of the type described in this Section 3.1(r)(ii) and each Filed Company Contract is referred to herein as a “Company Material Contract.”

39

(iii) A complete and correct copy of each of the Company Material Contracts existing as of the date of this Agreement has been made available to Purchaser prior to the date hereof. Except for matters which have not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (A) each Company Material Contract is a valid, binding and legally enforceable obligation of the Company or one of the Company Subsidiaries, as the case may be, and, to the Knowledge of the Company, of the other parties thereto, except, in each case, as enforcement may be limited by bankruptcy, insolvency, reorganization or similar Laws affecting creditors’ rights generally and by general principles of equity, (B) each such Company Material Contract is in full force and effect (except for expiration in accordance with the terms thereof) and (C) neither the Company nor any Company Subsidiary is (with or without notice or lapse of time, or both) in breach or default under any such Company Material Contract and, to the Knowledge of the Company, no other party to any such Company Material Contract is (with or without notice or lapse of time, or both) in breach or default thereunder and no event has occurred that with the lapse of time or the giving of notice or both would constitute a default thereunder by the Company or any Company Subsidiary, or, to the Knowledge of the Company, any other party thereto. Except as set forth on Section 3.1(r)(iii) of the Company Disclosure Letter, there are no disputes pending or, to the Knowledge of the Company, threatened with respect to any Company Material Contract and neither the Company nor any Company Subsidiary has received any written notice of the intention of any other party to any Company Material Contract to terminate for default, convenience or otherwise any Company Material Contract, nor to the Knowledge of the Company, is any such party threatening to do so, in each case except as has not had or would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

(s) Derivative Transactions.

(i) Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, all Derivative Transactions entered into by the Company or any of the Company Subsidiaries or for the account of any of its customers as of the date of this Agreement were entered into in accordance with applicable Laws, and in accordance with the investment, securities, commodities, risk management and other policies, practices and procedures employed by the Company and the Company Subsidiaries, and were entered into with counterparties believed at the time to be financially responsible and able to understand (either alone or in consultation with their advisers) and to bear the risks of such Derivative Transactions.

(ii) Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, the Company and each of the Company Subsidiaries have duly performed in all respects all of their respective obligations under the Derivative Transactions to the extent that such obligations to perform have accrued, and there are no breaches, violations, collateral deficiencies, requests for collateral or demands for payment, or defaults or allegations or assertions of such by any party thereunder.

40

(iii) The Filed Company Reporting Documents accurately summarize, in all material respects, the outstanding positions under any Derivative Transaction of the Company and the Company Subsidiaries, including Hydrocarbon and financial positions under any Derivative Transaction of the Company attributable to the production and marketing of the Company and the Company Subsidiaries, as of the dates reflected therein. Section 3.1(s)(iii) of the Company Disclosure Letter lists, as of the date of this Agreement, the aggregate net position by month and type of all open Derivative Transactions to which the Company or any of the Company Subsidiaries is a party.

(t) Properties.

(i) Except where the failure to do so has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, the Company or a Company Subsidiary has good and indefeasible fee simple title to each of the material real properties (except for any of the Company’s or any Company Subsidiaries’ Oil and Gas Properties, which are subject to Section 3.1(p) and shall not constitute a Company Property for the purposes of this Agreement) the Company owns (the “Owned Real Property”), in each case free and clear of all conditions, encroachments, easements, rights of way, restrictions and Liens, except for Permitted Liens.

(ii) Except where the failure to do so has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, the Company or a Company Subsidiary has a valid leasehold interest in each of the material real properties (except for any of the Company’s or any Company Subsidiaries’ Oil and Gas Properties, which are subject to Section 3.1(p) and shall not constitute a Company Property for the purposes of this Agreement) the Company leases (the “Leased Real Property”, and each parcel of Owned Real Property or Leased Real Property, a “Company Property”), in each case free and clear of all conditions, encroachments, easements, rights of way, restrictions and Liens, except for Permitted Liens. Except for matters that have not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, neither the Company nor any Company Subsidiary has received notice to the effect that there are any condemnation, expropriation or other Proceedings that are pending or, to the Knowledge of the Company, threatened with respect to any material portion of any of the Company Properties. Except for the owners of any Leased Real Property, no Person other than the Company or a Company Subsidiary has any ownership interest in any of the Company Properties.

(iii) Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (A) neither the Company nor any Company Subsidiary has leased, subleased or otherwise granted to any Person the right to use or occupy any Company Property or any portion thereof, (B) there are no outstanding options, rights of first offer or rights of first refusal to purchase or lease any Company Property or any portion thereof or interest therein, (C) there are no boundary disputes relating to any Company Property and no encroachments materially and adversely affecting the use of any Company Property and (D) with respect to each Company Property, all material buildings, structures, fixtures and improvements are in all respects adequate and sufficient and in satisfactory condition to support the operations of the Company and each Company Subsidiary as presently conducted.

41

(iv) Each of the Company and each Company Subsidiary has complied with the terms of all leases pursuant to which the Company or a Company Subsidiary has a leasehold interest in the Leased Real Property, and all such leases are in full force and effect, except for such noncompliance or failure to be in full force and effect that would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

(u) Intellectual Property. Except for matters that have not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (A) each of the Company and each Company Subsidiary owns, or is validly licensed or otherwise has the right to use, all Intellectual Property used in or necessary for the conduct of its business as currently conducted, free and clear of all Liens (other than Permitted Liens), (B) as of the date of this Agreement, no suits, actions or other Proceedings are pending or, to the Knowledge of the Company, threatened that the Company or any Company Subsidiary is infringing, misappropriating or otherwise violating the rights of any Person with respect to any Intellectual Property, (C) the operation of the business of each of the Company and each Company Subsidiary as presently conducted does not infringe, misappropriate or otherwise violate any Intellectual Property of any Person and has not, during the past the past three years, infringed, misappropriated or otherwise violated any Intellectual Property of any Person, (D) as of the date of this Agreement, to the Knowledge of the Company, no Person is infringing, misappropriating or otherwise violating the rights of the Company or any Company Subsidiary with respect to any Intellectual Property owned by the Company or any Company Subsidiary, (E) the Company and each Company Subsidiary have taken reasonable measures to protect the confidentiality of trade secrets and confidential information used in the businesses of each of the Company and each Company Subsidiary as presently conducted, and (F) each of the Company and each Company Subsidiary protects the operation and security of their software and systems (and the data therein) and there have been no breaches or outages of same. The Intellectual Property used in or necessary for the conduct of the business of each of the Company and each Company Subsidiary will continue to be owned by or licensed to the Company or respective Company Subsidiary, as applicable, on identical terms and conditions immediately following the consummation of the transactions contemplated hereby, as are in effect immediately prior to such consummation, in all material respects.

(v) Permits. Each of the Company and each Company Subsidiary has, and at all times since July 1, 2018 has had, all requisite power and authority and possesses all Permits and has paid all fees and assessments due and payable in connection with such Permits, in each case, as necessary to enable each of the Company and each Company Subsidiary to own, lease or otherwise hold its properties and assets and to conduct its business as presently conducted (collectively, the “Company Permits”), except where the failure to have such power or authority or to possess the Company Permits has not had and

42

would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. All Company Permits are in full force and effect and no suspension or cancellation of any of the Company Permits is pending or, to the Knowledge of the Company, threatened, and the Company and its Subsidiaries are in compliance with the terms of the Company Permits, except where the failure to be in full force and effect or failure to so comply has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

(w) Insurance. The Company and its Subsidiaries have obtained and maintained in full force and effect insurance, underwritten by financially reputable insurance companies, in such amounts, on such terms and covering such risks as is reasonably adequate and customary for their business and operations. Section 3.1(w) of the Company Disclosure Letter sets forth a complete and correct list of all insurance policies maintained by the Company and each of its Subsidiaries for the last three years. Except in each case as has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, as of the date of this Agreement, (A) all material insurance policies of the Company and the Company Subsidiaries are in full force and effect and (B) all premiums due thereon have been paid. Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, as of the date of this Agreement, no written notice of cancellation or termination has been received with respect to any material insurance policy of the Company.

(x) Brokers’ Fees and Expenses. Except as set forth on Schedule 3.1(x) of the Company Disclosure Letter, no broker, investment banker, financial advisor or other Person is entitled to any broker’s, finder’s, financial advisor’s or other similar fee or commission in connection with any of the transactions contemplated hereby based upon arrangements made by or on behalf of the Company or any Company Subsidiary. The estimated aggregate amount of such fees and expenses has been disclosed to Purchaser by the Company prior to the date of this Agreement.

(y) Regulatory Matters.

(i) Neither the Company nor any Company Subsidiary is required to be registered as an investment company under the Investment Company Act of 1940.

(ii) All natural gas pipeline systems and related facilities constituting the Company’s and the Company Subsidiaries’ properties are (A) “gathering facilities” that are exempt from regulation by the U.S. Federal Energy Regulatory Commission under the Natural Gas Act of 1938 and (B) not subject to rate regulation or comprehensive nondiscriminatory access regulation under the Laws of any state or other local jurisdiction.

43

(z) Related Party Transactions. As of the date of this Agreement, neither the Company nor any of the Company Subsidiaries is party to any transaction or arrangement under which any (A) present or former executive officer or director of the Company or any of the Company Subsidiaries, (B) beneficial owner of 5% or more of the Common Stock or (C) Affiliate, “associate” or member of the “immediate family” (as such terms are respectively defined in Rules 12b-2 and 16a-1 of the Exchange Act) of any of the foregoing is a party to any actual or proposed loan, lease or other Contract or transaction with or binding upon the Company or any of the Company Subsidiaries or owns or has any interest in any of their respective properties or assets, in each case that have not been disclosed by the Company pursuant to Item 404 of Regulation S-K promulgated under the Exchange Act (any Contract, transaction or other arrangement of the type described in this sentence, a “Company Related Party Transaction”) in the Company Reporting Documents.

(aa) Bankruptcy. There are no bankruptcy, reorganization or receivership proceedings pending, being contemplated by, or, to the Knowledge of the Company, threatened against the Company or any of its Subsidiaries. Neither the Company nor any of its Subsidiaries is the subject of any pending, contemplated or threatened insolvency Proceeding of any character. Neither the Company nor any of its Subsidiaries has made an assignment for the benefit of creditors or taken any action with a view to or that could constitute a valid basis for the institution of any such insolvency Proceedings. The Company and each of its Subsidiaries were, individually and on a consolidated basis, at all times Solvent during the two years prior to the Closing Date.

(bb) Registration and Transfer Requirements. The Common Stock is registered pursuant to Section 12(b) of the Exchange Act and is listed on the Nasdaq, and the Company has not taken (and, to the Knowledge of the Company, no Person has taken) any action designed to, or which to the Knowledge of the Company, is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the Commission is contemplating terminating (or seeking to terminate) such registration or listing.

(cc) Private Placement. Assuming the accuracy of Purchaser’s representations and warranties set forth in Section 3.2, no registration under the Securities Act is required for the offer and sale of the Purchased Units by the Partnership to Purchaser or the Purchased Preferred Stock by the Company to Purchaser, in each case, as contemplated hereby.

(dd) No Integrated Offering. Assuming the accuracy of Purchaser’s representations and warranties set forth in Section 3.2, neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause the offering of the Purchased Units or the Purchased Preferred Stock to be integrated with prior offerings by the Company for purposes of (i) the Securities Act which would require the registration of any such securities under the Securities Act, or (ii) any applicable stockholder approval provisions of the Nasdaq.

(ee) No General Solicitation. Neither the Partnership nor any Person acting on behalf of the Partnership has offered or sold any of the Purchased Units by any form of general solicitation or general advertising (as those terms are used in Regulation D promulgated under the Securities Act). Neither the Company nor any Person acting on behalf of the Company has offered or sold any of the Purchased Preferred Stock by any form of general solicitation or general advertising (as those terms are used in Regulation D promulgated under the Securities Act).

44

3.2 Representations and Warranties of Purchaser. Purchaser hereby represents and warrants to the Company that the statements contained in this Section 3.2 are true and correct.

(a) Organization, Standing and Power. Purchaser is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is organized (in the case of good standing, to the extent such jurisdiction recognizes such concept) with all requisite entity power and authority to own, operate or lease its properties and assets and to carry on its business as now being conducted, except where the failure to be so organized, existing or in good standing or have such power or authority has not had and would not reasonably be expected to have, individually or in the aggregate, a Purchaser Material Adverse Effect. Purchaser is duly qualified or licensed to do business in each jurisdiction where the nature of its business or the ownership, operation or leasing of its properties and assets makes such qualification necessary, other than in such jurisdictions where the failure to be so qualified or licensed has not had and would not reasonably be expected to have, individually or in the aggregate, a Purchaser Material Adverse Effect. Purchaser has made available to the Company, prior to the execution of this Agreement, true and correct copies of its Organizational Documents. Purchaser is not in material violation of any of the provisions of its Organizational Documents.

(b) Authority; Execution and Delivery; Enforceability.

(i) Purchaser has all requisite limited liability company power and authority to execute and deliver this Agreement and the other Transaction Documents to which it is or will be a party to, to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby.

(ii) The execution and delivery of this Agreement and the other Transaction Documents to which it is or will be a party to and the consummation of the transactions contemplated hereby and thereby have, or at Closing will have, been duly authorized by all necessary limited liability company action by Purchaser.

(iii) No other limited liability company proceedings on the part of Purchaser is necessary to authorize, adopt or approve this Agreement or the other Transaction Documents to which it is a party or to consummate the transactions contemplated hereby or thereby.

(iv) Purchaser has, or at Closing will have, duly executed and delivered this Agreement and the other Transaction Documents to which it is a party and, assuming the due authorization, execution and delivery by the other parties thereto, each of this Agreement and such other Transaction Documents constitutes, or will constitute, a legal, valid and binding obligation, enforceable against Purchaser in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization or similar Laws affecting creditors’ rights generally and by general principles of equity.

45

(c) No Conflicts; Consents.

(i) The execution and delivery by Purchaser of this Agreement and the other Transaction Documents to which it is or will be a party to does not, and the performance by Purchaser of its obligations hereunder and thereunder and the consummation of the transactions contemplated hereby and thereby will not, violate, conflict with, result in a breach of any provision of or the loss of any material benefit under, constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, result in the termination of or a right of termination, cancellation or amendment under, give rise to an obligation to make an offer to purchase or redeem any Indebtedness or capital stock, voting securities or other equity interests under, accelerate the performance required by, or result in the creation of any Lien upon any of the properties or assets of Purchaser under, any provision of (A) the Organizational Documents of Purchaser as currently in effect, (B) any Contract to which Purchaser is a party or by which any of their respective properties or assets is bound or (C) subject to the filings and other matters referred to in Section 3.2(c)(ii), any Judgment or Law, in each case applicable to Purchaser or its properties or assets, other than, in the case of clauses (B) and (C) above, any matters that have not had and would not reasonably be expected to have, individually or in the aggregate, a Purchaser Material Adverse Effect.

(ii) No Consent of or from, or registration, declaration, notice or filing made to or with, any Governmental Entity, is required to be obtained or made by or with respect to Purchaser in connection with the execution, delivery and performance of this Agreement or the other Transaction Documents to which it is a party by Purchaser or the consummation by Purchaser of the transactions contemplated hereby or thereby, other than (A) the filing with the Commission of such reports and other filings under, and such other compliance with, the Exchange Act and the Securities Act, and under state securities, takeover and “blue sky” laws, in each case as may be required in connection with this Agreement and such other Transaction Documents and the transactions contemplated hereby and thereby, (B) compliance with, and filings and the expiration or early termination of the applicable waiting period under, the HSR Act, and (C) such other Consents the failure of which to make or obtain would not reasonably be expected to have, individually or in the aggregate, a Purchaser Material Adverse Effect.

(d) Information Supplied. None of the information supplied or to be supplied in writing by Purchaser or Purchaser Parent for inclusion or incorporation by reference in the Proxy Statement will, at the time it is first published, distributed or disseminated to the Company Shareholders, or as of the time of the Shareholder Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading; provided that no representation is made by Purchaser or Purchaser Parent with respect to statements made or incorporated by reference therein based on information supplied by the Company for inclusion or incorporation by reference therein.

46

(e) Litigation. As of the date of this Agreement, there is no suit, action or other Proceeding pending or, to the Knowledge of Purchaser, threatened against Purchaser that has had or would reasonably be expected to have, individually or in the aggregate, a Purchaser Material Adverse Effect, nor is there any Judgment outstanding against or, to the Knowledge of Purchaser, written demand or investigation by any Governmental Entity involving Purchaser or its properties or assets that has had or would reasonably be expected to have, individually or in the aggregate, a Purchaser Material Adverse Effect.

(f) Brokers’ Fees and Expenses. No broker, investment banker, financial advisor or other Person, other than BofA Securities, Inc., the fees and expenses of which will be paid by Purchaser, is entitled to any broker’s, finder’s, financial advisor’s or other similar fee or commission in connection with any of the transactions contemplated by this Agreement based upon arrangements made by or on behalf of Purchaser.

(g) Purchaser Ownership of Common Stock. Purchaser does not own any capital stock of the Company or any Company Subsidiary. In the past three years, Purchaser has not been the “beneficial owner” (as such term is defined in Article 14 of the VSCA) of more than 10% of any class of the outstanding voting shares of the Company, and Purchaser has never been an “interested shareholder” (as such term is defined in Article 14 of the VSCA) with respect to the Company.

(h) Guaranty. Concurrently with the execution of this Agreement, Purchaser Parent delivered to the Company and the Partnership the duly executed Guaranty. The Guaranty (i) has not been amended, restated or otherwise modified or waived prior to the execution and delivery of this Agreement, and the commitments contained therein have not been withdrawn, rescinded, amended, restated or otherwise modified in any respect prior to the execution and delivery of this Agreement and (ii) to the Knowledge of Purchaser, no such withdrawal, rescission, amendment, restatement, modification or waiver is contemplated. As of the date of this Agreement, the Guaranty is in full force and effect and constitutes a legal, valid and binding obligation, enforceable against Purchaser Parent in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization or similar Laws affecting creditors’ rights generally and by general principles of equity. At the Closing, Purchaser will have sufficient funds to pay all of Purchaser’s obligations under this Agreement, including the payment of the Purchase Price and the aggregate par value for the Purchased Preferred Stock. As of the date of this Agreement, no event has occurred or circumstance exists which, with or without notice, lapse of time or both, would, or would reasonably be expected to, constitute a breach or default on the part of Purchaser Parent under the Guaranty or, to the Knowledge of Purchaser, otherwise result in any portion of the Purchase Price to be unavailable. As of the date of this Agreement there are no side letters or other agreements, Contracts, arrangements or understandings (written or oral) directly or indirectly related to the funding of the Purchase Price.

47

(i) Own Account. Purchaser understands that each of the Purchased Units and the Purchased Preferred Stock are “restricted securities,” as defined in Section (a)(3) of Rule 144 of the Securities Act, and have not been registered under the Securities Act or any applicable state securities law. Purchaser is acquiring each of the Purchased Units and the Purchased Preferred Stock as principal for its own account and not with a view to or for distributing or reselling such Purchased Units and Purchased Preferred Stock or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Purchased Units and Purchased Preferred Stock in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other Persons to distribute or regarding the distribution of such Purchased Units and Purchased Preferred Stock in violation of the Securities Act or any applicable state securities law. Purchaser is acquiring the Purchased Units and the Purchased Preferred Stock hereunder in the ordinary course of its business.

(j) Purchaser Status. At the time Purchaser was offered the Purchased Units and the Purchased Preferred Stock, it was, as of the date hereof it is and as of the Closing Date it will be, an “accredited investor” as defined in Rule 501 of Regulation D promulgated under the Securities Act.

(k) Experience of Purchaser. Purchaser has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Purchased Units and the Purchased Preferred Stock, and has so evaluated the merits and risks of such investment. Purchaser is able to bear the economic risk of an investment in the Purchased Units and the Purchased Preferred Stock and is able to afford a complete loss of such investment.

(l) General Solicitation. Purchaser is not purchasing the Purchased Units and the Purchased Preferred Stock as a result of any advertisement, article, notice or other communication regarding the Purchased Units and the Purchased Preferred Stock published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

ARTICLE IV.

OTHER AGREEMENTS OF THE PARTIES

4.1 Conduct of Business.

(a) Conduct of the Business by Purchaser. From and after the date hereof and prior to the Closing, except as may otherwise be required by applicable Law, Purchaser agrees that it shall not, directly or indirectly, take any action or omit to take any action which is intended to or which would reasonably be expected to (i) materially adversely affect or materially delay the ability of Purchaser to either (A) subject to Section 4.3, obtain any necessary approvals of any Governmental Entity necessary for the consummation of the transactions contemplated by this Agreement, or (B) perform its covenants or agreements under this Agreement, (ii) result in new or additional required approvals from any Governmental Entity in connection with the transactions contemplated by this Agreement or (iii) otherwise have, individually or in the aggregate, a Purchaser Material Adverse Effect.

48

(b) Conduct of the Business by the Company. Except for matters set forth in Section 4.1(b) of the Company Disclosure Letter or otherwise expressly permitted or expressly required by this Agreement or with the prior written consent of Purchaser (which shall not be unreasonably withheld, conditioned or delayed), from the date of this Agreement to the Closing, the Company shall, and shall cause each Company Subsidiary to, use commercially reasonable efforts to (i) conduct its business in the ordinary course in all material respects and (ii) preserve intact its business organization and materially advantageous business relationships; provided that no action by the Company or any Company Subsidiary with respect to matters specifically addressed by the immediately succeeding sentence, including clauses (i) through (xx) thereof, shall be deemed a breach of this sentence unless such action constitutes a breach of the immediately succeeding sentence. In addition, and without limiting the generality of the foregoing, except (x) for matters set forth in Section 4.1(b) of the Company Disclosure Letter or otherwise expressly permitted or expressly required by this Agreement, (y) with the prior written consent of Purchaser (which shall not be unreasonably withheld, conditioned or delayed), or (z) as required by applicable Law, from the date of this Agreement to the Closing, the Company shall not, and shall not permit any Company Subsidiary to, do any of the following:

(i) (A) declare, set aside or pay any dividends on, or make any other distributions, whether in cash, stock or property or any combination thereof, in respect of, any of its capital stock, voting securities or other equity interests, other than dividends and distributions by a direct or indirect wholly-owned Company Subsidiary, (B) other than with respect to a wholly-owned Company Subsidiary, split, reverse split, combine, consolidate, subdivide or reclassify any of its capital stock, voting securities or other equity interests, or securities convertible into or exchangeable or exercisable for any capital stock, voting securities or other equity interests or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for its capital stock, voting securities or other equity interests, other than as permitted by Section 4.1(b)(ii), or (C) repurchase, redeem or otherwise acquire, or offer to repurchase, redeem or otherwise acquire, any capital stock or voting securities of, or other equity interests in, the Company or any Company Subsidiary or any securities of the Company or any Company Subsidiary convertible into or exchangeable or exercisable for any capital stock or voting securities of, or other equity interests in, the Company or any Company Subsidiary, or any warrants, calls, options or other rights to acquire any such capital stock, voting securities or other equity interests, other than (1) the withholding of shares of Common Stock to satisfy Tax obligations with respect to awards granted pursuant to the Company Stock Plans and (2) the acquisition by the Company of awards granted pursuant to the Company Stock Plans in connection with the forfeiture of such awards;

49

(ii) issue, deliver, sell, grant, pledge or otherwise encumber or subject to any Lien (other than Permitted Liens) (A) any shares of capital stock of the Company or any Company Subsidiary (other than, in the case of a wholly-owned Company Subsidiary, to the Company or another wholly-owned Company Subsidiary), (B) any other voting securities of or other equity interests in the Company or any Company Subsidiary, (C) any securities convertible into or exchangeable or exercisable for any capital stock or voting securities of, or other equity interests in, the Company or any Company Subsidiary, (D) any warrants, calls, options or other rights to acquire any capital stock or voting securities of, or other equity interests in, the Company or any Company Subsidiary, (E) any rights issued by the Company or any Company Subsidiary that are linked in any way to the price of any class of the Capital Stock, or other equity interest in the Company, or any shares of capital stock of, or other equity interest in, any Company Subsidiary, the value of the Company, any Company Subsidiary or any part of the Company or any Company Subsidiary or any dividends or other distributions declared or paid on any shares of capital stock of, or other equity interest in, the Company or any Company Subsidiary or (F) any Company Voting Debt, in each case other than (1) the issuance of shares of the Common Stock upon the settlement of Company RSU Awards and Company PSU Awards, in each case outstanding on the date of this Agreement as reflected in Section 3.1(d)(i) and in accordance with their terms on the date of this Agreement, (2) the issuance, delivery, sale, grant, pledge, encumbrance or subjecting to any Lien of any of the foregoing (A) through (F) of a Company Subsidiary, in favor of or to the Company or a wholly-owned Company Subsidiary and (3) as collateral securing obligations under the Credit Agreement or Second Lien Credit Agreement;

(iii) amend (whether by merger, consolidation or otherwise) the Company Charter or the Company Bylaws;

(iv) except as required pursuant to the terms of any Company Benefit Plan in accordance with its terms as in effect as of the date hereof, (A) grant to any Company Personnel any increase in compensation (including, but not limited to, incentive, severance, change-in-control or retention compensation), except as set forth in Section 4.1(b)(iv) of the Company Disclosure Letter, (B) grant any new equity awards to any Company Personnel, (C) enter into any employment, change in control, termination, severance or retention agreement with any Company Personnel, except as set forth in Section 4.1(b)(iv) of the Company Disclosure Letter, (D) establish, adopt, enter into, materially modify or terminate any Company Benefit Plan (or any plan or agreement that would be a Company Benefit Plan if in existence on the date of this Agreement); provided, however, that the Company shall not modify in any respect the Company Special Severance Plan, the Company 2019 Management Incentive Plan, the Company 2016 Management Incentive Plan, or any outstanding Company RSU Award or Company PSU Award, (E) take any action to accelerate the time of vesting or payment of any material compensation or benefits under any Company Benefit Plan, (F) except as may be required by GAAP, materially change any actuarial or other assumptions used to calculate funding obligations with respect to any material Company Benefit Plan or materially change the manner in which contributions to such plans are made or the basis on which such contributions are determined, (G) forgive any loans to directors, officers, employees or other “service providers” (as defined on Section

50

409A of the Code) of the Company or any Company Subsidiary, (H) grant any gross-up, make-whole or indemnification with respect to or related to Sections 409A or 4999 of the Code, (I) hire or promote (in each case, other than to replace any employee of the Company or any Company Subsidiary with an Annual Compensation Opportunity less than or equal to $150,000 whose employment terminates on or after the date hereof) any employee of the Company or any Company Subsidiary, (J) terminate the employment (other than for cause) of any officer of the Company or any Company Subsidiary, except as set forth in Section 4.1(b)(iv) of the Company Disclosure Letter, (K) enter into, terminate, amend, extend, or replace any Collective Bargaining Agreement, or (L) recognize or certify any labor union, works council or other similar organization or group of employees of the Company or any Company Subsidiary as the bargaining representative for any employees of the Company or any Company Subsidiary;

(v) make any change in financial accounting methods, principles or practices, except insofar as may have been required by a change in GAAP (after the date of this Agreement);

(vi) directly or indirectly acquire or agree to acquire in any transaction (whether by means of merger, share exchange, consolidation, tender offer, asset purchase or otherwise) any equity interest in or business of any firm, corporation, partnership, company, limited liability company, trust, joint venture, association or other entity or division thereof or any properties or assets other than (A) the acquisition or lease (or renewal of a lease) of Oil and Gas Properties for which the consideration is less than $5,000,000 individually or in the aggregate (it being understood that the consideration for any lease (or renewal of a lease) of an Oil and Gas Property will be calculated as the aggregate of all bonus or other up-front payments made to the lessor at execution of such lease or renewal as an inducement thereto), (B) strategic investments as to which the aggregate amount of the consideration paid or transferred by the Company and the Company Subsidiaries in connection with all such transactions would not exceed $5,000,000 individually or in the aggregate or (C) asset swaps of substantially equivalent value for which the value of the consideration or properties subject to such transaction is less than $5,000,000 in the aggregate;

(vii) directly or indirectly sell, lease, transfer, swap, farmout, license, encumber with Liens (except for Permitted Liens), discontinue or otherwise dispose of, or agree to sell, lease, transfer, swap, farmout, license, encumber with Liens (except for Permitted Liens), discontinue or otherwise dispose of, any portion of its assets or properties; other than (A) sales, leases, swaps or dispositions for which the consideration is less than $5,000,000 in the aggregate, (B) the sale of Hydrocarbons in the ordinary course of business, or (C) the sale or other disposition of equipment that is surplus, obsolete or replaced made in the ordinary course of business;

51

(viii) authorize or make capital expenditures that are in the aggregate more than 5% in excess of the aggregate amount of capital expenditures scheduled to be made in the capital expenditure budget set forth in Section 4.1(b)(viii) of the Company Disclosure Letter; provided, however, that the Company or any Company Subsidiary may make such expenditures to repair damage resulting from insured casualty events where there is a reasonable basis for a claim of insurance;

(ix) make any loans or advances to any other Person, other than (A) routine expense advances to its employees in the ordinary course of business, (B) loans or advances in the form of trade credit granted to customers in the ordinary course of business, (C) pursuant to customary provisions in joint operating agreements and (D) intercompany loans or advances between the Company or any of its wholly-owned Subsidiaries;

(x) waive, settle, release, assign, or compromise or offer to waive, settle, release, assign or compromise any pending or threatened adverse suit, action, or other Proceeding, whether civil, criminal, administrative or investigative, other than settlements, releases or compromises (or offers therefor) that (A) with respect to the payment of monetary damages, involve only the payment of monetary damages (1) equal to or lesser than the amounts specifically reserved with respect thereto on the most recent balance sheet included in the Filed Company Reporting Documents or (2) that do not exceed $5,000,000 in the aggregate, and (B) with respect to any non-monetary terms and conditions therein, as would not result in any material restriction on the future activity or conduct of the Company or its Subsidiaries or a finding or admission of a violation of Law or criminal wrongdoing by the Company or its Subsidiaries;

(xi) incur, create or assume any Indebtedness, other than (A) guarantees by the Company of Indebtedness of any wholly-owned Company Subsidiary and guarantees by any Company Subsidiary of Indebtedness of the Company or any other wholly-owned Company Subsidiary, or (B) Indebtedness incurred under the Credit Agreement (as existing on the date of this Agreement) in the ordinary course of business;

(xii) cancel, modify or waive any debts or claims held by the Company or any Company Subsidiary having in each case a value in excess of $5,000,000 in the aggregate;

(xiii) except as expressly permitted in this Section 4.1(b) (including as set forth on Section 4.1(b) of the Company Disclosure Letter), (A) waive, release, or assign any material rights or claims under any Company Material Contract (other than any Contract with respect to a Derivative Transaction), (B) materially modify or terminate any Company Material Contract (other than any Contract with respect to a Derivative Transaction), other than intercompany transactions, (C) enter into any Contract (other than Contracts entered into or in connection with any action taken in compliance with or permitted under this Section 4.1(b)) that would be a Company Material Contract (other than a Contract with respect to a Derivative Transaction) if it had been entered into prior to the date of this Agreement, or (D) waive, release, or assign any material rights or claims under, renew, modify or terminate, or enter into any Derivative Transaction or, to the extent not already covered by the foregoing, engage in any unscheduled settlement, winddown, termination or monetization of any Derivative Transaction;

52

(xiv) fail to use reasonable best efforts to maintain, with financially reputable insurance companies, insurance in such amounts and against such risks and losses as is maintained by it at present;

(xv) enter into any new line of business outside of its existing business;

(xvi) adopt a plan of complete or partial liquidation or dissolution;

(xvii) take any actions or omit to take any actions that would or would reasonably be expected to (A) result in any of the conditions set forth in Section 2.3 not being satisfied, (B) result in new or additional required approvals from any Governmental Entity in connection with the transactions contemplated by this Agreement or (C) prevent or materially impede, interfere with, hinder or delay the consummation of the transactions contemplated by this Agreement;

(xviii) in each case, other than in the ordinary course of business, as otherwise contemplated by this Agreement or as may be necessary in order to cause any Company Subsidiary to be treated as a disregarded entity for U.S. federal income tax purposes in connection with Section 4.10, (A) make, change or rescind any material method of Tax accounting, (B) make, change or rescind any material election relating to Taxes (including any election for any joint venture, partnership, limited liability company or other investment where the Company or any Company Subsidiary controls the decision to make such binding election, but excluding any elections that must be made periodically and is made consistent with past practice), (C) make a request for a Tax ruling or enter into a closing agreement, or settle or compromise any audit, assessment, Tax claim or other controversy, in each case relating to material Taxes, (D) file any material amended Tax Return, (E) surrender any material right to claim a refund or offset of any Taxes or (F) change the classification of the Company or any Company Subsidiary for U.S. federal income tax purposes;

(xix) enter into, amend, or waive, release, or assign any rights or claims under any Company Related Party Transaction; or

(xx) enter into any Contract, commitment or arrangement to do any of the foregoing.

Notwithstanding the foregoing provisions (viii) or (xx) (solely as provision (xx) relates to Contracts, commitments or arrangements with respect to the actions described in provision (viii)) of this Section 4.1(b), the Company may take the actions otherwise prohibited by such provisions, and cause any of the Company Subsidiaries to take such actions, to the extent that the Company determines in good faith that such actions are reasonably necessary in response to an emergency that is an imminent threat to the safety or health of any individual, material property or the environment (and, to the extent reasonably practicable, shall consult with Purchaser in advance in connection therewith), whether caused by war, terrorism, weather events, outages, well control events, environmental hazards, other operating risks or otherwise, or any public health events (including any epidemic, pandemic, disease outbreak (including the COVID-19 virus) or other public health crisis).

53

(c) Requests for Approval. Notwithstanding anything to the contrary in Section 6.4, the Company will deliver requests for approval of any action restricted by Section 4.1(b) to the following individuals who have full authority to grant or deny such requests on behalf of the Purchaser: Edward Geiser and Tim Gray at egeiser@juncap.com and tgray@juncap.com, respectively.

(d) No Control of the Company’s Business. Purchaser acknowledges and agrees that (i) nothing contained in this Agreement is intended to give Purchaser, directly or indirectly, the right to control or direct the operations of the Company or any Company Subsidiary prior to the Closing and (ii) prior to the Closing, the Company shall exercise, consistent with the terms and conditions of this Agreement, complete control and supervision over its and the Company Subsidiaries’ respective operations.

4.2 Company Shareholder Approval.

(a) As promptly as reasonably practicable following the date of this Agreement, but in any event within 10 Business Days following the date on which the Company has received the information required to be provided by Purchaser and its Affiliates pursuant to this Agreement and the Rocky Creek Contribution Agreement, including Section 6.22 of the Rocky Creek Contribution Agreement, the Company shall prepare and file with the Commission a proxy statement in preliminary form containing the information specified in Schedule 14A of the Exchange Act with respect to (i) the transactions contemplated by this Agreement and (ii) the transactions contemplated by the Rocky Creek Contribution Agreement (the “Proxy Statement”). Purchaser will, and will cause its Affiliates to, as promptly as reasonably practicable after the date of this Agreement, use their respective commercially reasonable efforts to provide the Company with all information concerning Purchaser and its Affiliates required to be included in the Proxy Statement or such other filings required to be filed with the Commission by the Company. The Company shall cause the Proxy Statement and all other documents that it is responsible for filing with the Commission in connection with the transactions contemplated by this Agreement and the Rocky Creek Contribution Agreement to comply in all material respects with the applicable requirements of the Exchange Act and the rules and regulations promulgated thereunder. The Company shall as promptly as practicable notify Purchaser and RCR of the receipt of any oral or written comments from the Commission relating to the Proxy Statement and any request by the Commission for any amendment to the Proxy Statement or for additional information. The Company shall cooperate and provide Purchaser and RCR jointly with a reasonable opportunity to review and comment on the Proxy Statement (including each amendment or supplement thereto) and all responses to requests for additional information by and replies to comments of the Commission, including the proposed final version of any such document or responses, and give due consideration to all comments reasonably proposed jointly by Purchaser and RCR in respect of such documents and responses prior

54

to filing such with or sending such to the Commission, and the Company will provide Purchaser and RCR with copies of all such filings made and correspondence with the Commission. The Company shall not file the Proxy Statement (including each amendment or supplement thereto) or respond to the Commission prior to receiving the approval of Purchaser and RCR, which approval shall not be unreasonably withheld, conditioned or delayed. The Company will use its commercially reasonable efforts to respond promptly to any comments made by the Commission with respect to the Proxy Statement. The Company shall advise Purchaser and RCR, promptly after receipt of notice thereof, of the clearance of the Proxy Statement by the Commission. The Company will cause the Proxy Statement to be transmitted to the Company Shareholders as promptly as practicable following the date on which the Commission confirms it has no further comments on the Proxy Statement.

(b) The Company will take, in accordance with applicable Law, Nasdaq listing rules and the Company Charter and Company Bylaws, all action necessary to call, hold and convene a special meeting of the Company Shareholders (including any permitted adjournment or postponement, the “Shareholder Meeting”) to consider and vote upon the Shareholder Proposal as promptly as reasonably practicable after the filing of the Proxy Statement in definitive form with the Commission. The Company shall solicit the Requisite Shareholder Approval (which shall include hiring a proxy solicitor), except to the extent the Board of Directors has made a Change in Recommendation in accordance with Section 4.2(c). Once the Shareholder Meeting has been called and noticed, the Company will not postpone or adjourn the Shareholder Meeting without the consent of Purchaser, which consent will not be unreasonably withheld, conditioned or delayed, other than, (1) for the absence of a quorum, (2) to allow reasonable additional time for the filing and mailing of any supplemental or amended disclosure that the Company has determined in good faith, after consultation with its outside legal advisors, is necessary under applicable Law and for such supplemental or amended disclosure to be disseminated to and reviewed by the Company Shareholders prior to the Shareholder Meeting or (3) an adjournment or postponement to solicit additional proxies from Company Shareholders, as long as, in the case of clauses (1) or (3) of this sentence, the Shareholder Meeting is not adjourned or postponed more than an aggregate of 15 calendar days; provided, however, that the Company shall consult with Purchaser and RCR prior to any such adjournment or postponement of the Shareholder Meeting. In the event that, during the three Business Days prior to the date that the Shareholder Meeting is then scheduled to be held, the Company delivers a notice of an intent to make a Change in Recommendation, Purchaser and RCR may jointly direct the Company to postpone the Shareholder Meeting for up to four Business Days and the Company shall promptly, and in any event no later than the next Business Day, postpone the Shareholder Meeting in accordance with Purchaser’s and RCR’s joint direction.

(c) The Board of Directors shall recommend in the Proxy Statement that the Company Shareholders approve the Shareholder Proposal (the “Board Recommendation”). Notwithstanding the immediately preceding sentence, at any time prior to obtaining the Requisite Shareholder Approval at the Shareholder Meeting, the Board of Directors may (i) fail to include the Board Recommendation in the Proxy Statement, (ii) withdraw, modify or qualify in any manner the Board Recommendation or, (iii) (A) if a Company Alternative

55

Proposal shall have been publicly announced or publicly known (including through media reports), fail to publicly reaffirm the Board Recommendation within five Business Days after Purchaser so requests in writing or (B) in the case of a Company Alternative Proposal that is structured as a tender offer or exchange offer for outstanding Common Stock, fail to recommend, in a Solicitation/Recommendation Statement on Schedule 14D-9, against acceptance of such tender offer or exchange offer by the Company Shareholders on or prior to ten Business Days after commencement of such tender offer or exchange offer (any such action or failure to act in foregoing (i), (ii) or (iii) a “Change in Recommendation”) only if the Board of Directors determines in good faith, after consultation with its outside legal advisors and financial advisors, that a failure to make a Change in Recommendation would be inconsistent with its fiduciary duties under applicable Law; provided that prior to making any Change in Recommendation, the Company shall provide Purchaser and RCR with written notice of such proposed Change in Recommendation and the basis therefor at least three Business Days in advance of such proposed Change in Recommendation.

(d) If at any time prior to the Closing Date, any event, circumstance or information relating to (x) the Company or (y) Purchaser, RCR or either of their respective Affiliates should be discovered by the Company, Purchaser or RCR, as applicable, that should be set forth in an amendment or supplement to the Proxy Statement or any other filings to be made by the Company with the Commission, so that such documents would not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, the party that discovers such information shall promptly notify the other party, and an appropriate amendment or supplement describing such information shall be promptly filed with the Commission by the Company and, to the extent required by Law, disseminated to the Company Shareholders; provided, that no information received by any party pursuant to this Section 4.2(d) shall operate as a waiver or otherwise affect any representation, warranty or agreement given or made hereunder or under the Rocky Creek Contribution Agreement by any party, and no such information shall be deemed to change, supplement or amend this Agreement (including the Company Disclosure Letter or any other schedules hereto) or the Rocky Creek Contribution Agreement (including any schedules thereto).

(e) The Company shall promptly, and in any event within one Business Day after receipt of any Company Alternative Proposal, advise Purchaser (orally and in writing) of such Company Alternative Proposal (including providing the identity of the Person making or submitting such Company Alternative Proposal and any and all terms and conditions of such Company Alternative Proposal that would reasonably be relevant to an evaluation thereof (including price, consideration mix and financing requirements of such Company Alternative Proposal) except to the extent disclosure of such information would breach a confidentiality obligation in effect prior to the execution of this Agreement (a “Pre-Existing Confidentiality Agreement”), in which event the Company shall confirm in writing to Purchaser and RCR that exclusion of information is required for the Company to comply with such Pre-Existing Confidentiality Agreement), and (y) if it is in writing, a copy of such Company Alternative Proposal and any related draft agreements (which may be redacted, if necessary, to remove the identity of the Person making the proposal in order to comply with a Pre-Existing Confidentiality Agreement, in which event the Company shall confirm in writing to Purchaser and RCR that exclusion of information is required for the Company to comply with such Pre-Existing Confidentiality Agreement) and (z) if oral, a reasonably detailed summary thereof, including all relevant financial and other terms thereof, in each case including any modifications thereto.

56

4.3 Filings; Other Actions. Subject to the terms and conditions of this Agreement, each of the parties shall use its reasonable best efforts to consummate and make effective, as soon as reasonably possible, the transactions contemplated by this Agreement on the terms specified in this Agreement and the Exhibits hereto, including negotiating in good faith such additional and/or different terms, to the extent required by Law and/or the rules of Nasdaq, so that Purchaser receives the rights specified in the Certificate of Designation attached hereto as Exhibit D. Without limiting the foregoing sentence, following the execution of this Agreement, the Company, on the one hand, and Purchaser, on the other hand, will cooperate and consult with the other and use reasonable best efforts to prepare and file all necessary documentation, to effect all necessary applications, notices, petitions, filings and other documents, and to obtain all necessary permits, consents, orders, approvals and authorizations of, or any exemption by, all third parties and Governmental Entities, and the expiration or termination of any applicable waiting period, necessary or advisable to consummate the transactions contemplated by this Agreement, and to perform the covenants contemplated by this Agreement. The parties agree to make any necessary filings under the HSR Act no later than ten Business Days after the execution of this Agreement, and the payment of any filing fees under the HSR Act (the “HSR Fees”) shall be borne by Purchaser. Such filings shall specifically request early termination of the waiting period under the HSR Act. Each party shall execute and deliver both before and after the Closing such further certificates, agreements and other documents and take such other actions as the other parties may reasonably request to consummate or implement such transactions or to evidence such events or matters. Each party hereto agrees to keep the other party apprised of the status of matters referred to in this Section 4.3. Purchaser shall promptly furnish the Company, and the Company shall promptly furnish Purchaser, to the extent permitted by applicable Law, with copies of written communications received by it or its Subsidiaries from, or delivered by any of the foregoing to, any Governmental Entity in respect of the transactions contemplated by this Agreement. Notwithstanding anything else in this Agreement, Purchaser shall use commercially reasonable efforts to take, or cause to be taken, any and all steps and to make, or cause to be made, any and all undertakings necessary to avoid or eliminate each and every impediment under any antitrust Law applicable to the Company or the transactions contemplated by this Agreement that may be asserted by any Governmental Entity with respect to the transactions so as to enable the Closing to occur as promptly as practicable (and in any event, no later than the Outside Date); provided, however, that Purchaser shall not be required to take any action which may have an adverse material effect on the value or economics (other than the costs and time associated with the exercise of reasonable efforts required by this Section 4.3, including responding to requests for additional information by Governmental Entities) of the transaction for Purchaser, and shall not be required to take any such action unless such action is expressly conditioned upon and is only effective after Closing.

4.4 Securities Laws Disclosure; Publicity. The Company shall (a) by 9:30 a.m. (New York City time) on the Business Day immediately following the date hereof, issue a press release disclosing the material terms of the transactions contemplated hereby, and (b) file a Current Report on Form 8-K, including the Transaction Documents as exhibits thereto, with the Commission within the time required by the Exchange Act. Except with respect to any Change in

57

Recommendation, the Company and Purchaser shall consult with each other in issuing any other press releases with respect to the transactions contemplated hereby, and neither the Company nor Purchaser shall issue any such press release nor otherwise make any such public statement without the prior consent of the Company, with respect to any press release of Purchaser, or without the prior consent of Purchaser, with respect to any press release of the Company, which consent shall not be unreasonably conditioned, withheld or delayed, except if such disclosure is required by Law; provided, however that no party shall be required to seek the consent of any other party to this Agreement to disclose information with respect to the transactions contemplated hereby that has previously been publicly disclosed in accordance with this Agreement.

4.5 Use of Proceeds. The Partnership shall use the net proceeds from the sale of the Purchased Units hereunder for general partnership purposes, including to repay a portion of the borrowings outstanding under (a) the Credit Agreement and (b) the Second Lien Credit Agreement as provided in the Second Lien Credit Agreement Amendment.

4.6 Listing of Common Stock. The Company shall timely file all required notices and other documents related to the listing of the Common Stock for which the Purchased Units and Purchased Preferred Stock may be exchanged.

4.7 Certain Transactions; Access to Information and Confidentiality(a) .

(a) Purchaser covenants that neither it, nor any Affiliate (including RCR and its equityholders) acting on its behalf or pursuant to any understanding with it, will execute any purchases or sales, including short sales, of any of the Company’s securities during the period commencing with the execution of this Agreement and ending at such time that the transactions contemplated by this Agreement are first publicly announced pursuant to the initial press release as described in Section 4.4. Purchaser covenants that until such time as the transactions contemplated by this Agreement are publicly disclosed by the Company pursuant to the initial press release as described in Section 4.4, Purchaser will maintain the confidentiality of the existence and terms of this transaction and the information included in the Transaction Documents.

(b) Subject to applicable Law, the Company shall, and shall cause the Company Subsidiaries to, afford to Purchaser, Purchaser Parent and their respective Affiliates and Representatives reasonable access during normal business hours throughout the period from the date of this Agreement to the earlier of the Closing or the termination of this Agreement pursuant to Section 5.1, to its properties (to the extent and only to the extent the Company or the Company Subsidiaries has the right to permit access to such properties), books, Contracts, commitments, personnel and records as Purchaser may reasonably request in connection with the activities related to the completion of the transactions contemplated by this Agreement, including determining whether the conditions in Section 2.3(b)(i), Section 2.3(b)(ii) and Section 2.3(b)(iv) will be satisfied at Closing; provided, however, that the Company may withhold (v) any personnel records of the Company or the Company Subsidiaries, including those relating to individual performance or evaluation records, medical histories or other information the disclosure of which would violate applicable Law or that in the Company’s good faith opinion could subject the Company or the Company Subsidiaries to the risk of liability, (w) any

58

valuations of assets and any pricing assumptions, forward pricing estimates, price decks or pricing studies related thereto, (x) any document or information that is subject to the terms of a confidentiality agreement with a third party (provided that the Company shall, or shall cause the applicable Company Subsidiary to, use its reasonable best efforts to obtain the required consent of such third party to such access or disclosure), (y) any document or information subject to any attorney-client privilege or attorney work product doctrine (provided that the Company shall use its reasonable best efforts to allow for such access or disclosure (or as much of it as possible) in a manner that does not result in a loss of attorney-client privilege or attorney work product determination) or (z) any document or information if, in the judgment of the Company, the sharing of such document or information violates applicable Law; and provided, further, that Purchaser shall have no right to undertake any sampling, monitoring or testing, including sampling of any environmental media, at any of the properties of the Company or the Company Subsidiaries without the express written approval of the Company, such approval being in the sole discretion of the Company. From and after the date of this Agreement until the earlier of the Closing and termination of this Agreement pursuant to Section 5.1, the Company shall continue to provide access to Purchaser, Purchaser Parent and their respective Affiliates and Representatives to the electronic data room relating to the transactions contemplated hereby maintained by or on behalf of it to which Purchaser, Purchaser Parent and their respective Affiliates and Representatives were provided access prior to the date of this Agreement.

(c) Each of Purchaser and the Company acknowledges that all information provided to it and any of its Affiliates and its or their Representatives by the Company or Purchaser and their respective Representatives, as the case may be, in connection with this Agreement and the transactions contemplated hereby is subject to the terms of the Confidentiality Agreement, the terms of which are hereby expressly incorporated herein by reference as if such provisions were set forth herein; provided, that prior to the termination of this Agreement, nothing contained in the Confidentiality Agreement shall restrict (i) Purchaser from taking actions contemplated by this Agreement to consummate the transactions contemplated hereby, (ii) Purchaser from complying with its obligations under this Agreement or (iii) the ability of Purchaser to propose adjustments or revisions to the terms of this Agreement to the Board of Directors; and provided further, that the Confidentiality Agreement shall be deemed terminated at the Closing if the Closing occurs.

4.8 Transaction Litigation. In the event any proceeding by any Governmental Entity or other Person is commenced or, to the Knowledge of the Company or to the Knowledge of Purchaser, as applicable, threatened that questions the validity or legality of the transactions contemplated by this Agreement or seeks damages or injunctive relief in connection therewith, including stockholder litigation (“Transaction Litigation”), the Company or Purchaser, as applicable, shall promptly (and in any event, within one Business Day) notify the other party orally and in writing of such Transaction Litigation and shall keep the other party reasonably informed with respect to the status thereof. The Company or Purchaser, as applicable, shall give the other party a reasonable opportunity to participate in the defense or settlement of any Transaction Litigation at the other party’s sole cost and expense and shall consider in good faith the other party’s advice with respect to such Transaction Litigation; provided, that the Company or Purchaser, as applicable, shall not cease to defend any such Transaction Litigation without the

59

prior written consent of the other party, which consent shall not be unreasonable withheld, conditioned or delayed; provided, further, that the Company or Purchaser, as applicable, shall not consent to the entry of any judgment, offer or agree to settle, or take any other material action with respect to such Transaction Litigation without the prior written consent of the other party, which consent shall not be unreasonable withheld, conditioned or delayed. Without limiting in any way the parties’ obligations under Section 4.3, each of Purchaser and the Company shall cooperate, shall cause its Subsidiaries to cooperate and shall use its reasonable best efforts to cause its Representatives to cooperate in the defense against any Transaction Litigation.

4.9 Credit Agreement Amendment and Second Lien Credit Agreement Amendment.

(a) The Company shall use its reasonable best efforts to negotiate and enter into the Credit Agreement Amendment as promptly as practicable. The Company shall keep Purchaser informed on a current basis and in reasonable detail of the status of its efforts to enter into the Credit Agreement Amendment and provide to Purchaser copies of drafts of the Credit Agreement Amendment. The Company shall afford Purchaser and its counsel the opportunity to be present at, and to participate in, all conferences with the lenders or administrative agent under the Credit Agreement in connection with entry into the Credit Agreement Amendment.

(b) Prior to the Closing, the Company shall not amend, rescind, supplement, supersede or otherwise modify the Second Lien Credit Agreement Amendment in effect on the date hereof.

4.10 Corporate Conversions. Prior to the Closing, the Company shall cause all of its corporate Subsidiaries to become limited liability companies that will be disregarded for U.S. federal income tax purposes (the “Conversions”). The Company shall use reasonable efforts to have each Conversion effected in a manner that qualifies under Code Section 332. The Company shall adopt (and cause each converting Subsidiary to adopt) a plan of liquidation for purposes of Code Section 332, and shall comply with the record-keeping requirements of Treasury Regulation section 1.332-6.

4.11 Company Benefit Plans. Purchaser and the Company hereby agree that, notwithstanding anything to the contrary in this Agreement or any other Transaction Documents, the consummation of the transactions contemplated by this Agreement shall constitute a “Qualified Liquidity Event” and a “Change in Control” for purpose of the Company Stock Plans and the Company Special Severance Plan, pursuant to the terms of such plans as in effect on the date hereof.

4.12 Tax Treatment. Purchaser and the Company intend that, for U.S. federal income tax purposes, the contributions of Purchaser and the Company contemplated by Section 2.1 shall be treated as transfers governed by Code Section 721.

60

ARTICLE V.

TERMINATION

5.1 Termination. This Agreement may be terminated at any time prior to the Closing:

(a) by mutual written consent of the Company and Purchaser;

(b) by written notice from either the Company or Purchaser if any Governmental Entity with lawful jurisdiction shall have issued a final order, decree or ruling or taken any other final action restraining, enjoining or otherwise prohibiting the transactions contemplated by this Agreement and such order, decree, ruling or other action is or shall have become final and non-appealable;

(c) by written notice from either the Company or Purchaser if the Rocky Creek Contribution Agreement is terminated for any reason;

(d) by written notice from either the Company or Purchaser if the Closing does not occur by 11:59 p.m. on May 2, 2021 (the “Outside Date”); provided, however, that the right to terminate this Agreement pursuant to this Section 5.1(d) shall not be available to any party whose failure to fulfill any obligations under this Agreement shall have been the cause of, or shall have resulted in, the failure of the Closing to occur on or prior to such date;

(e) by written notice from either the Company or Purchaser if the Shareholder Meeting (including any adjournments or postponements thereof) shall have concluded and the Requisite Shareholder Approval shall not have been obtained;

(f) by written notice from the Company if there have been one or more inaccuracies in or breaches of one or more representations, warranties, covenants or agreements made by Purchaser in this Agreement such that the conditions in Section 2.3(c)(i) or Section 2.3(c)(ii) would not be satisfied and which have not been cured by Purchaser within 30 days after receipt by Purchaser of written notice from the Company requesting such inaccuracies or breaches to be cured;

(g) by written notice from Purchaser if there have been one or more inaccuracies in or breaches of one or more representations, warranties, covenants or agreements made by the Company in this Agreement such that the conditions in Section 2.3(b)(i) or Section 2.3(b)(ii) would not be satisfied and which have not been cured by the Company within 30 days after receipt by the Company of written notice from Purchaser requesting such inaccuracies or breaches to be cured;

(h) by written notice from Purchaser if a Change in Recommendation shall have occurred (whether or not such Change in Recommendation is permitted by this Agreement); or

(i) by written notice from the Company if a Change in Recommendation shall have occurred and the Board of Directors desires to enter into the Company Alternative Proposal that is the subject of such Change in Recommendation.

61

5.2 Certain Effects of Termination. In the event that this Agreement is terminated pursuant to Section 5.1:

(a) except as set forth in Section 5.2(b) and Section 5.3, this Agreement shall become null and void and have no further force or effect with no liability or obligation hereunder on the part of any party or its Affiliates, officers, directors, managers, members, employees, agents or equityholders, except the parties shall not be released from any liability arising from or in connection with any Fraud or any Knowing and Intentional Breach of the representations, warranties, covenants or agreements of such party set forth in this Agreement occurring prior to the termination of this Agreement and the non-breaching party shall be entitled to pursue any and all legally available remedies and to seek the recovery of all losses; and

(b) regardless of any purported termination of this Agreement, this Section 5.2, Section 5.3 and the provisions of Article VI shall remain operative and in full force and effect as between the Company and Purchaser.

5.3 Termination Fee; Expense Reimbursement.

(a) Without limiting any other rights or obligations set forth in this Agreement, the Company shall pay, or cause to be paid, to Purchaser an amount equal to $7,500,000 (such amount, the “Termination Fee”) in the event:

(i) this Agreement is terminated pursuant to Section 5.1(h),

(ii) this Agreement is terminated pursuant to Section 5.1(i),

(iii) (A) this Agreement is terminated pursuant to Section 5.1(c), and (B) pursuant to the Rocky Creek Contribution Agreement, the Termination Fee (as defined in the Rocky Creek Contribution Agreement) is payable to RCR; or

(iv) (A) after the date hereof and prior to the Outside Date, a Company Alternative Proposal is publicly made to the Company or is made directly to the Company Shareholders or otherwise becomes publicly known or any Person has publicly announced an intention (whether or not conditional) to make a Company Alternative Proposal, and such Company Alternative Proposal or intended Company Alternative Proposal has not been publicly withdrawn without qualification at least five Business Days prior to (1) the Outside Date or, (2) if this Agreement is terminated pursuant to Section 5.1(e), the date of such termination, (B) Purchaser or the Company, as applicable, terminates this Agreement pursuant to (1) Section 5.1(d) and the condition in Section 2.3(a)(ii) has not been satisfied prior to such termination or (2) Section 5.1(g), and (C) within 12 months of such termination, the Company enters into a definitive agreement (other than a confidentiality agreement) with respect to a Company Alternative Proposal (or the Company publicly approves or recommends to the Company Shareholders or otherwise does not oppose, in the case of a tender or exchange offer, a Company Alternative Proposal), in any case which is ultimately consummated regardless of whether outside such 12-month period, or consummates a Company Alternative Proposal; provided that the amount of the Termination Fee payable pursuant to this Section 5.3(a)(iv) shall be reduced by the amount of any Expense Reimbursement previously paid to Purchaser pursuant to Section 5.3(b).

62

(b) Without limiting any other rights or obligations set forth in this Agreement, in the event this Agreement is terminated pursuant to (i) Section 5.1(e) and a Change in Recommendation has not occurred or (ii) Section 5.1(c), and, pursuant to the Rocky Creek Contribution Agreement, the Expense Reimbursement (as defined in the Rocky Creek Contribution Agreement) is payable to RCR, the Company shall pay, or cause to be paid, to Purchaser an amount equal to Purchaser’s and its Affiliates’ reasonable and documented, third-party costs and expenses, including reasonable legal fees and expenses and other professional fees and expenses, incurred since March 1, 2020 in connection with Purchaser’s or its Affiliates’ pursuit of an acquisition of all or any portion of the Company (the “Expense Reimbursement”); provided, however, that the Expense Reimbursement, together with the Expense Reimbursement (as defined in the Rocky Creek Contribution Agreement) payable under the Rocky Creek Contribution Agreement, shall not exceed (A) $2,826,000 in the aggregate, plus (B) any and all fees and expenses (including documented attorney’s fees and expenses) reasonably incurred by Purchaser or its Affiliates in an action to enforce the payment of the Expense Reimbursement together with the Expense Reimbursement (as defined in the Rocky Creek Contribution Agreement) and its and their rights under and in accordance with this Agreement and the Rocky Creek Contribution Agreement; provided, however, that such fees and expenses under this clause (B) shall not exceed $1,000,000.

(c) Any payment contemplated by this Section 5.3 shall be made by wire transfer of immediately available funds to such accounts as directed by Purchaser and (i) in the case of Section 5.3(a)(i), Section 5.3(a)(ii), Section 5.3(a)(iii) or Section 5.3(b), shall be made within two Business Days following the termination of this Agreement, and (ii) in the case of Section 5.3(a)(iv), shall be made within two Business Days following consummation of such Company Alternative Proposal.

(d) The Company acknowledges and agrees that the agreements contained in this Section 5.3 are an integral part of the transactions contemplated by this Agreement and that, without these agreements, Purchaser would not enter into this Agreement. Accordingly, if the Company fails promptly to pay the amount due pursuant to this Section 5.3, and, in order to obtain such payment, Purchaser commences a Proceeding that results in a judgment in its favor for such payment, the Company shall pay to Purchaser its costs and expenses (including reasonable attorneys’ fees and expenses) in connection with such Proceeding, together with interest on the amount of such payment from the date such payment was required to be made until the date of payment at the prime rate as published by The Wall Street Journal in effect on the date such payment was required to be made (such costs, expenses and interest, the “Termination Expenses”). In no event shall the Company be obligated to pay more than one Termination Fee under this Agreement. Notwithstanding anything to the contrary in this Agreement, in the event that the Termination Fee becomes due and payable and it (and any Termination Expenses, if applicable) is actually paid to Purchaser in accordance with this Section 5.3, payment of such Termination Fee (and any Termination Expenses, if applicable) shall be the sole and exclusive remedy of Purchaser and its Affiliates against the Company and the Company

63

Subsidiaries and any of their respective former, current, or future equityholders, Representatives or Affiliates, for any loss or damage suffered based upon, arising out of or relating to this Agreement, the negotiation, execution or performance hereof or the transactions contemplated by this Agreement, the failure of the Closing to be consummated and any breach of any covenant or agreement or otherwise in respect of this Agreement, except in the case of Fraud or any Knowing and Intentional Breach of this Agreement. Solely for purposes of establishing the basis for the amount thereof and, without in any way increasing the amount of the Termination Fee, expanding the circumstances in which the Termination Fee is to be paid or restricting or modifying the other rights of Purchaser hereunder, in the event of the valid termination of this Agreement under circumstances in which the Termination Fee (and any Termination Expenses, if applicable) is due and payable pursuant to this Section 5.3 and is actually paid, it is agreed that the Termination Fee (and any Termination Expenses, if applicable) shall be liquidated damages, and not a penalty, and the payment thereof in such circumstances is supported by due and sufficient consideration; provided that no payment of a Termination Fee (and any Termination Expenses, if applicable) shall be considered in lieu of, or a replacement or substitution for, damages incurred in the event of any Fraud or any Knowing and Intentional Breach of this Agreement.

(e) While Purchaser may pursue both a grant of specific performance or other equitable remedy under Section 6.13 and, following termination of this Agreement, the payment of the Termination Fee (and any Termination Expenses, if applicable), under no circumstances shall Purchaser be permitted or entitled to receive both a grant of specific performance or other equitable relief and any money damages (including the Termination Fee and, if applicable, the Termination Expenses) in connection with this Agreement or any termination of this Agreement.

ARTICLE VI.

MISCELLANEOUS

6.1 Fees and Expenses. Except as otherwise specifically provided in this Agreement, including Section 5.3(b), each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement, whether or not the transactions contemplated hereby are consummated; provided, however, that if the Closing occurs, then (a) the Company shall pay all transfer agent fees (including, without limitation, any fees required for same-day processing of any instruction letter delivered by the Company) levied in connection with the delivery of any Purchased Units or Purchased Preferred Stock to Purchaser and (b) the Company shall pay, or cause to be paid, to Purchaser an amount equal to the HSR Fee plus Purchaser’s and its Affiliates’ reasonable and documented, third-party costs and expenses, including reasonable legal fees and expenses and other professional fees and expenses, incurred since March 1, 2020 in connection with Purchaser’s or its Affiliate’s pursuit of an acquisition of all or any portion of the Company.

64

6.2 Survival; Limitation on Liability. The representations and warranties of the parties contained in this Agreement and any certificate delivered hereunder shall terminate as of Closing. All of the covenants or other agreements of the parties contained in this Agreement shall survive until fully performed or fulfilled, unless and to the extent that non-compliance with such covenants or agreements is waived in writing by the party entitled to such performance. The Company shall not be liable hereunder to Purchaser or any other Person for any punitive, exemplary, treble, special, indirect, incidental or consequential damages (including any loss of earnings or profits).

6.3 Entire Agreement. The Transaction Documents, together with the exhibits and schedules thereto, the Confidentiality Agreement and the Guaranty contain the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

6.4 Notices. All notices and other communications hereunder shall be in writing and shall be deemed given (a) upon personal delivery to the party to be notified; (b) when received by the party to be notified when sent by email or (c) when delivered by an courier (with confirmation of delivery), in each case to the party to be notified at the following address:

To the Company or the Partnership:

Penn Virginia Corporation

16285 Park Ten Place, Suite 500

Houston, Texas 77084

Attention:   Russell T. Kelley, Jr.

                   Katie Ryan

Email:         rusty.kelley@pennvirginia.com

                     katie.ryan@pennvirginia.com

with copies to (which copy shall not constitute notice):

Kirkland & Ellis LLP

609 Main Street

Houston, Texas 77002

Attention:   Sean T. Wheeler, P.C.

   Debbie P. Yee, P.C.

   Melissa Kalka

Email:        sean.wheeler@kirkland.com

                  debbie.yee@kirkland.com

                  melissa.kalka@kirkland.com

To Purchaser:

c/o Juniper Capital Advisors, L.P.

Wortham Tower

2727 Allen Parkway, Suite 1850

Houston, Texas 77019 Attention: Tim Gray

Email: tgray@juncap.com

65

with copies to (which copy shall not constitute notice):

Bracewell LLP

711 Louisiana Street, Suite 2300

Houston, Texas 77002

Attention:   William S. Anderson

                    Jason M. Jean

Email: will.anderson@bracewell.com

            jason.jean@bracewell.com

or to such other address or electronic mail address as any party shall specify by written notice so given.

6.5 Amendments; Waivers. No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Company and Purchaser or, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

6.6 Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

6.7 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder (other than by merger) without the prior written consent of Purchaser. Purchaser may not assign this Agreement or any rights or obligations hereunder to any Person without the prior written consent of the Company, except that Purchaser may assign any or all of its rights hereunder to an Affiliate of such Purchaser; provided that (a) such Affiliate agrees with the Company in writing to be bound by the provisions of the Transaction Documents that apply to “Purchaser” and (b) no such assignment by Purchaser shall relieve Purchaser of its obligations hereunder without the prior written consent of the Company.

6.8 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in Section 6.14.

6.9 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations,

66

enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective affiliates, directors, officers, stockholders, partners, members, employees or agents) shall be commenced exclusively in the Court of Chancery of the State of Delaware and any appellate court thereof, or, if the Court of Chancery of the State of Delaware or the Delaware Supreme Court determines that the Court of Chancery does not have or should not exercise subject matter jurisdiction over such matter, any Delaware state court or any federal court located in the State of Delaware and any appellate court thereof. Each party hereby irrevocably submits to the exclusive jurisdiction of the Court of Chancery of the State of Delaware and any appellate court thereof, or, if the Court of Chancery of the State of Delaware or the Delaware Supreme Court determines that the Court of Chancery does not have or should not exercise subject matter jurisdiction over such matter, any Delaware state court or any federal court located in the State of Delaware and any appellate court thereof for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. If either party shall commence an action, suit or proceeding to enforce any provisions of this Agreement, then the prevailing party in such action, suit or proceeding shall be reimbursed by the other party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

6.10 Waiver of Jury Trial; Waiver of Immunity.

(a) EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

(b) To the extent that any party has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, each such party hereby irrevocably waives such immunity in respect of its obligations with respect to this Agreement; provided, however, that this provision does not, and shall not be deemed to, modify the exclusive jurisdiction provisions in Section 6.9.

67

6.11 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

6.12 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

6.13 Remedies.

(a) Each party hereto hereby acknowledges and agrees that the rights of each party to consummate the transactions contemplated hereby are special, unique and of extraordinary character and that, if any party violates or fails or refuses to perform any covenant or agreement made by it herein, the non-breaching party may be without an adequate remedy at law and the non-breaching party would be irreparably harmed. Subject to Section 6.14, and prior to the earlier of any valid termination of the Agreement pursuant to Article V or the Closing, the parties acknowledge and agree that (i) the parties shall be entitled to specific performance, an injunction or other equitable relief (without posting of bond or other security or needing to prove irreparable harm or damages) to prevent breaches of the provisions of this Agreement and to enforce specifically this Agreement and the terms and provisions hereof in any action instituted in the courts described in Section 6.9, in addition to any other remedy to which such Person may be entitled, at law or in equity and (ii) the right of specific performance and other equitable relief is an integral part of the transactions contemplated by this Agreement and without that right as provided in this Section 6.13, none of the parties would have entered into this Agreement. The parties hereto agree not to assert that a remedy of specific performance or other equitable relief is unenforceable, invalid, contrary to Law or inequitable for any reason, and not to assert that a remedy of monetary damages would provide an adequate remedy or that the parties otherwise have an adequate remedy at Law.

(b) Notwithstanding anything in this Agreement to the contrary, following the Closing and except as provided in Section 6.1, (i) in no event shall the Company be liable for any indemnification or other payment to Purchaser under or in connection with this Agreement and (ii) in no event shall Purchaser have any right to seek indemnification, payment or any other recourse of any type, under or in connection with, this Agreement or from any Non-Party Affiliates.

68

6.14 Non-Recourse. Notwithstanding anything that may be expressed or implied in this Agreement or any document, agreement, or instrument delivered contemporaneously herewith, and notwithstanding the fact that any party may be a partnership or limited liability company, each party hereto, by its acceptance of the benefits of this Agreement, the other Transaction Documents and the Guaranty, covenants, agrees and acknowledges that no Persons other than the parties and Purchaser Parent pursuant to the Guaranty shall have any obligation hereunder and that it has no rights of recovery hereunder against, and no recourse hereunder or under any documents, agreements, or instruments delivered contemporaneously herewith or in respect of any oral representations made or alleged to be made in connection herewith or therewith shall be had against, any former, current or future director, officer, agent, Affiliate, manager, investment manager, investment advisor, assignee, incorporator, controlling Person, fiduciary, representative or employee of any party (or any of their successors or permitted assignees), against any former, current, or future general or limited partner, manager, stockholder or member of any party (or any of their successors or permitted assignees) or any Affiliate thereof or against any former, current or future director, officer, agent, employee, Affiliate, manager, investment manager, investment advisor, assignee, incorporator, controlling Person, fiduciary, representative, general or limited partner, stockholder, manager or member of any of the foregoing (such Persons, collectively, “Non-Party Affiliates”), but in each case not including the parties or Purchaser Parent pursuant to the Guaranty, whether by or through attempted piercing of the corporate veil, by or through a claim (whether in tort, contract or otherwise) by or on behalf of such party against such Persons and entities, by the enforcement of any assessment or by any legal or equitable proceeding, or by virtue of any statute, regulation or other applicable Law, or otherwise; it being expressly agreed and acknowledged that no personal liability whatsoever shall attach to, be imposed on, or otherwise be incurred by any such Persons, as such, for any obligations of the applicable party under this Agreement or the transactions contemplated hereby, under any documents or instruments delivered contemporaneously herewith, in respect of any oral representations made or alleged to be made in connection herewith or therewith, or for any claim (whether in tort, contract or otherwise) based on, in respect of, or by reason of, such obligations or their creation. The Non-Party Affiliates are express third party beneficiaries of the terms of this Section 6.14.

6.15 Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.

6.16 Construction and Interpretation.

(a) The term “or” when used in the Agreement is not exclusive, unless the context requires otherwise. The parties agree that each of them and/or their respective counsel have reviewed and participated in the drafting of the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents or any amendments thereto.

(b) The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement will refer to this Agreement as a whole and not to any particular provision of this Agreement, and section and subsection references are to this Agreement unless otherwise specified. The headings in this Agreement are included for convenience of reference only and will not limit or otherwise affect the meaning or interpretation of this Agreement. Whenever the words “include,” “includes” or “including”

69

are used in this Agreement, they will be deemed to be followed by the words “without limitation.” The phrases “the date of this Agreement,” “the date hereof” and terms of similar import, unless the context otherwise requires, will be deemed to refer to the date set forth in the first paragraph of this Agreement. The meanings given to terms defined herein will be equally applicable to both the singular and plural forms of such terms. Except as otherwise specified herein, references to agreements, policies, standards, guidelines or instruments, or to statutes or regulations, are to such agreements, policies, standards, guidelines or instruments, or statutes or regulations, as amended or supplemented from time to time (or to successors thereto). All accounting terms used herein and not expressly defined herein shall have the meanings given to them under GAAP.

6.17 Investigation by Purchaser; No Other Representations or Warranties.

(a) Purchaser has conducted its own independent review and analysis of the businesses, assets, condition, operations and prospects of the Company and the Company Subsidiaries. In entering into this Agreement, Purchaser has relied solely upon its own investigation and analysis and the representations and warranties of the Company set forth in Section 3.1 and the Company Disclosure Letter, and Purchaser acknowledges that, except for the representations and warranties of the Company expressly set forth in Section 3.1, none of the Company or the Company Subsidiaries nor any of their respective Representatives makes any representation or warranty, either express or implied, as to the accuracy or completeness of any of the information provided or made available to Purchaser or any of its Representatives, and that Purchaser is not executing or authorizing the execution of this Agreement in reliance upon any such representation or warranty not explicitly set forth in Section 3.1. Without limiting the generality of the foregoing, Purchaser acknowledges that none of the Company or the Company Subsidiaries nor any of their respective Representatives or any other Person has made any express or any implied representations or warranties to Purchaser with respect to (A) the Company or the Company Subsidiaries, their respective businesses, operations, assets, liabilities, financial condition, results of operations, future operating or financial results, estimates, projections, forecasts, plans or prospects (including the reasonableness of the assumptions underlying such estimates, projections, forecasts, plans or prospects) or the accuracy or completeness of any information regarding the Company or the Company Subsidiaries or (B) any material, documents or information relating to the Company or the Company Subsidiaries furnished or provided to Purchaser or its Representatives or made available to Purchaser or its Representatives in any “data rooms,” “virtual data rooms,” management presentations or in any other form in expectation of, or in connection with, this Agreement or the transactions contemplated hereby, except as expressly and specifically covered by a representation or warranty set forth in Section 3.1.

(b) Purchaser has received from the Company and its Representatives certain projections and other forecasts, including projected financial statements, cash flow items and other data of the Company and the Company Subsidiaries and certain business plan information of the Company and the Company Subsidiaries. Purchaser acknowledges that there are uncertainties inherent in attempting to make such projections and other forecasts and plans and accordingly is not relying on them, that Purchaser is familiar with such

70

uncertainties, that Purchaser is taking full responsibility for making its own evaluation of the adequacy and accuracy of all projections and other forecasts and plans so furnished to it, and that Purchaser and its Representatives shall have no claim against any Person with respect thereto. Accordingly, Purchaser acknowledges that, without limiting the generality of this Section 6.17, neither the Company nor any Person acting on behalf of the Company has made any representation or warranty with respect to such projections and other forecasts and plans.

(c) Except for the representations and warranties of the Company contained in Section 3.1, the Company Disclosure Letter or any certificate delivered by the Company pursuant to this Agreement, neither the Company nor any other Person on behalf of the Company makes any other express or implied representation or warranty with respect to the Company or any of the Company Subsidiaries with respect to any other information provided to Purchaser in connection with the transactions contemplated hereby, including any information, documents, projections, forecasts or other material made available to Purchaser in certain “data rooms” or management presentations in expectation of, or in connection with, the transactions contemplated hereby.

(Signature Pages Follow)

71

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

PENN VIRGINIA CORPORATION

By:	/s/ Darrin J. Henke
Name: Darrin J. Henke
Title: President and Chief Executive Officer

PV ENERGY HOLDINGS, L.P.

By: PV Energy Holdings GP, LLC, its general partner

By:	/s/ Darrin J. Henke
Name: Darrin J. Henke
Title: President and Chief Executive Officer

JSTX HOLDINGS, LLC

By:	/s/ Edward Geiser
Name: Edward Geiser
Title: Authorized Signatory

SIGNATURE PAGE TO CONTRIBUTION AGREEMENT

Exhibit A

Form of Investor Agreement

[See Attached.]

EXHIBIT A

Exhibit A

INVESTOR AND REGISTRATION RIGHTS AGREEMENT

This Investor and Registration Rights Agreement (including all exhibits hereto and as may be amended, supplemented or amended and restated from time to time in accordance with the terms hereof, this “Agreement”) is made and entered into as of [●], by and among Penn Virginia Corporation, a Virginia corporation (the “Company”), and each of the Holders party hereto.

WHEREAS, this Agreement is entered into in connection with (1) (x) the issuance and sale by the Company of a number of shares of its preferred stock, par value $0.01 per share, designated as Series A Preferred Stock (the “Preferred Stock”), and (y) the issuance of a number of Common Units of PV Energy Holdings, L.P., a Delaware limited partnership and a subsidiary of the Company (the “Partnership”) to JSTX Holdings, LLC, a Delaware limited liability company (“JSTX”), in exchange for a capital contribution to the Partnership equal to $150,000,000, pursuant to that certain Contribution Agreement, dated as of November 2, 2020, by and among the Company, the Partnership and JSTX (the “Contribution Agreement”) and (2) (x) the issuance and sale by the Company of a number of shares of Preferred Stock and (y) the issuance of a number of Common Units of the Partnership, to Rocky Creek Resources LLC, a Delaware limited liability company (“Rocky Creek”), in exchange for the contribution of certain assets, pursuant to that certain Contribution Agreement, dated as of November 2, 2020, by and among Rocky Creek, the Partnership and the Company (the “Asset Contribution Agreement”);

WHEREAS, the Company has agreed to provide the registration and other rights set forth in this Agreement for the benefit of the Investor and each of the Holders; and

WHEREAS, as a condition to the obligations of JSTX, Rocky Creek and the Company under each of the Contribution Agreement and the Asset Contribution Agreement, as applicable, the parties hereto hereby agree to execute and deliver this Agreement.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I

DEFINITIONS

Section 1.01 Definitions. As used in this Agreement, the terms set forth below shall have the following meanings:

“Affiliate” means, with respect to any Person, any other Person that directly or indirectly controls, is controlled by, or is under common control with, such Person. The term “control” (including the terms “controlled by” and “under common control with”) as used in this definition means the possession, directly or indirectly (including through one or more intermediaries), of the power or a authority to direct or cause the direction of management, whether through the ownership of voting securities, by contract or otherwise. For purposes of this Agreement, no member of the Investor Group shall be an Affiliate of the Company or any of its subsidiaries, and neither the Company nor any of its subsidiaries shall be an Affiliate of any member of the Investor Group.

“Articles of Incorporation” means the Second Amended and Restated Articles of Incorporation of the Company, dated as of September 9, 2016, as such articles of incorporation may be amended, supplemented or amended and restated from time to time in accordance with the terms thereof.

“beneficially own” (and related terms such as “beneficial ownership” and “beneficial owner”) shall have the meaning given to such term in Rule 13d-3 under the Exchange Act, and any Person’s beneficial ownership of securities shall be calculated in accordance with the provisions of such Rule. For the avoidance of doubt, a Holder will be deemed to beneficially own such shares of Common Stock for which the Company or the Partnership, as applicable, may redeem or exchange for such Holder’s Common Units and shares of Preferred Stock.

“Board” means the Board of Directors of the Company.

“Business Day” means any day, other than a Saturday or Sunday or a day on which commercial banks in New York City are required by law to be closed.

“Certificate of Designation” means the certificate of designation establishing the Preferred Stock.

“Chief Executive Officer” means the executive holding the position of Chief Executive Officer of the Company.

“Closing Date” means the date of consummation of the transactions contemplated by the Contribution Agreement and the Asset Contribution Agreement.

“Commission” means the Securities and Exchange Commission.

“Common Stock” means the Company’s common stock, par value $0.01 per share.

“Common Units” means the common units representing limited partner interests in the Partnership.

“Counsel to the Holders” means with respect to any Underwritten Offering or Piggyback Offering, the counsel selected by the Required Holders.

“Effective Date” means the date that a Registration Statement filed pursuant to this Agreement is first declared effective by the Commission.

“Effectiveness Period” means the period beginning on the Effective Date for a Registration Statement and ending at the time all Registrable Securities covered by such Registration Statement (or if such Registration Statement becomes unavailable, another Registration Statement) have ceased to be Registrable Securities.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

2

“Form S-1” means Form S-1 under the Securities Act, or any other form hereafter adopted by the Commission for the general registration of securities under the Securities Act.

“Form S-3” means Form S-3 under the Securities Act, or any other form hereafter adopted by the Commission having substantially the same usage as Form S-3.

“Form S-4” means Form S-4 under the Securities Act, or any other form hereafter adopted by the Commission having substantially the same usage as Form S-4.

“Form S-8” means Form S-8 under the Securities Act, or any other form hereafter adopted by the Commission having substantially the same usage as Form S-8.

“Governance Committee” means the Nominating and Governance Committee of the Board.

“Holder” or “Holders” means JSTX, Rocky Creek and any additional parties identified on the signature pages of any joinder agreement executed and delivered pursuant to Section 2.13. A Person shall cease to be a Holder hereunder at such time as it ceases to hold any Registrable Securities.

“Independent Director” means a director who qualifies as “independent” under the rules of the Nasdaq or the rules of such other national securities exchange on which the Common Stock is then listed or trading.

“Investor” means, collectively, JSTX and Rocky Creek, and their respective successors and permitted assigns in accordance with this Agreement, the Limited Partnership Agreement and the Certificate of Designation.

“Investor Affiliated Director” means a director designated by the Investor who is an Affiliate, or is employed by or otherwise serves as an officer or director (or equivalent position), of any member of the Investor Group.

“Investor Directors” means the persons listed on Exhibit A hereto, or any other person designated to replace such persons in accordance with the terms hereof, and includes both Investor Affiliated Directors and Investor Non-Affiliated Directors.

“Investor Non-Affiliated Director” means a director designated by the Investor who is not an Affiliate of, or employed by, any member of the Investor Group.

“Investor Group” means Juniper Capital Advisors, L.P., a Delaware limited partnership, Juniper Capital Investment Management, L.P., a Delaware limited partnership, the Holders and each of their respective controlled Affiliates.

“Limited Partnership Agreement” means the Amended and Restated Agreement of Limited Partnership, dated as of the date hereof, of the Partnership, as the same may be amended or supplemented from time to time.

“Nasdaq” means the Nasdaq Global Select Market.

3

“Non-Affiliated Directors” means a director who qualifies as “independent” under the rules of the Nasdaq or the rules of such other national securities exchange on which the Common Stock is then listed or trading and who is not (i) an Investor Director or (ii) otherwise an Affiliate of the Investor Group, or employed by or otherwise serves as an officer or director of a member of the Investor Group.

“Permitted Transferee” of a Holder means any Person who is permitted to be a transferee pursuant to a “Permitted Transfer” under Section 10.02 of the Limited Partnership Agreement as though such Holder were a Limited Partner for purposes thereof.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Portfolio Company” means any entity (existing and future) managed or advised by Juniper Capital Advisors, L.P., a Delaware limited partnership, or Juniper Capital Investment Management, L.P., a Delaware limited partnership.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Prospectus” means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Registration Expenses” means all fees and expenses incident to the Company’s performance under or compliance with this Agreement to effect the registration of Registrable Securities on a Registration Statement pursuant to Section 2.01 or an Underwritten Offering covered under this Agreement, including, without limitation, all registration, filing, securities exchange listing and Nasdaq fees, all registration, filing, qualification and other fees and expenses of complying with securities or blue sky laws, fees of the Financial Industry Regulatory Authority, fees of transfer agents and registrars, reasonable fees and expenses incurred in connection with any “road show” for an Underwritten Offering, all word processing, duplicating and printing expenses, any transfer taxes not otherwise attributable to the sale of Registrable Securities, the fees and disbursements of counsel, independent public accountants and independent petroleum engineers for the Company, including the expenses of any special audits or “cold comfort” letters required by or incident to such performance and compliance, and the fees and disbursements of Counsel to the Holders.

4

“Registrable Securities” means, collectively, (a) the Common Stock issued or that may be issuable to a Holder upon redemption or exchange of the Common Units owned by such Holder pursuant to the terms of the Limited Partnership Agreement and (b) any additional shares of Common Stock paid, issued or distributed in respect of any such shares by way of a stock dividend, stock split or distribution, or in connection with a combination of shares, and any security into which such Common Stock shall have been converted or exchanged in connection with a recapitalization, reorganization, reclassification, merger, consolidation, exchange, distribution or otherwise; provided, however, that as to any Registrable Securities, such securities shall cease to constitute Registrable Securities upon the earliest to occur of: (i) when a Registration Statement covering such Registrable Securities becomes or has been declared effective by the Commission and such Registrable Securities have been sold or disposed of pursuant to such effective Registration Statement; (ii) when such Registrable Securities have been sold or disposed of pursuant to Rule 144 under the Securities Act (or any successor or similar provision adopted by the Commission then in effect); (iii) when such Registrable Securities are no longer subject to the restrictions on trading under the provisions of Rule 144 under the Securities Act, including volume and manner of sale restrictions, and the current public information requirement of Rule 144(e) no longer applies; or (iv) when such Registrable Securities have been sold or disposed of in a private transaction in which the transferor’s rights under this Agreement are not assigned to the transferee of such securities pursuant to Section 2.13.

“Registration Statement” means any one or more registration statements of the Company filed under the Securities Act that covers the resale of any of the Registrable Securities pursuant to the provisions of this Agreement (including without limitation any registration statement relating to the offer and sale of Registrable Securities by Holders on a continuous or delayed basis pursuant to Rule 415), amendments and supplements to such registration statements, including post-effective amendments, and all exhibits and all reports incorporated by reference or deemed to be incorporated by reference in such registration statements.

“Required Holders” means the Holder or collective Holders of greater than 50% of the Registrable Securities.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 158” means Rule 158 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

5

“Selling Expenses” means all (a) underwriting fees, discounts and selling commissions allocable to the sale of Registrable Securities, and (b) transfer taxes allocable to the sale of the Registrable Securities.

“Selling Holder” means a Holder who is selling Registrable Securities under a Registration Statement pursuant to the terms of this Agreement.

“Selling Shareholder Questionnaire” means a selling shareholder questionnaire reasonably adopted by the Company from time to time.

“Step Down Event” means the First Step Down Event, Second Step Down Event, Third Step Down Event, Fourth Step Down Event or Fifth Step Down Event, each as defined in the Certificate of Designation.

“Subject Policy” means (a) the Company’s Corporate Governance Principles, the Company’s Code of Business Conduct and Ethics, and the Policy Regarding Special Trading Procedures, in each case, in effect as of the date hereof (as each may be amended, supplemented or restated after the date hereof) and (b) each subsequent policy of the Board, in the case of each of clauses (a) and (b), as required by applicable law that is in effect and applicable to all non-employee directors serving on the Board.

“Trading Day” means a day during which trading in the Common Stock occurs in the Trading Market, or if the Common Stock is not listed on a Trading Market, a Business Day.

“Trading Market” means the Nasdaq or whichever national securities exchange on which the Common Stock is listed or quoted for trading on the date in question.

The terms set forth below shall have the meanings ascribed to them in the following sections of this Agreement:

Defined Term	Section Reference

Advice	Section 2.16
Agreement	Preamble
Asset Contribution Agreement	Recitals
Board Designation Expiration Date	Section 3.01(e)
Company	Preamble
Contribution Agreement	Preamble
Election Meeting	Section 3.01(b)(i)
Grace Period	Section 2.03(a)
Indemnified Party	Section 2.10
Indemnifying Party	Section 2.10
Independent Interests	Section 3.07
Information	Section 3.07
JSTX	Recitals
Losses	Section 2.08
Other Holder	Section 2.04(a)
Other Investments	Section 3.06
Partnership	Preamble

6

Defined Term	Section Reference

Piggyback Notice	Section 2.04(a)
Piggyback Offering	Section 2.04(a)
Post-Offering Lock-up Period	Section 2.07(a)
Preferred Stock	Recitals
Renounced Business Opportunity	Section 3.06
Representatives	Section 3.07
Required Information	Section 3.01(b)(ii)
Transfer	Section 2.07(a)
Underwritten Offering	Section 2.02(a)

ARTICLE II

REGISTRATION RIGHTS

Section 2.01 Shelf Registration.

(a) Within 60 days of the Closing Date, the Company shall prepare and file a Registration Statement with the Commission.

(b) The Registration Statement filed with the Commission pursuant to this Section 2.01 shall be on Form S-3 or, if Form S-3 is not then available to the Company, on Form S-1 or such other form of registration statement as is then available to effect a registration for resale of the Registrable Securities, covering the Registrable Securities, and shall contain a Prospectus in such form as to permit any selling Holder covered by such Registration Statement to sell such Registrable Securities pursuant to Rule 415 at any time beginning on the Effective Date for such Registration Statement. The Company shall use reasonable best efforts to cause a Registration Statement filed pursuant to this Section 2.01 to be declared effective as soon as reasonably practicable thereafter; provided, however, that in no event shall the Registration Statement be declared effective prior to the date that is 180 days after the date of this Agreement.

(c) During the Effectiveness Period, the Company shall use its reasonable best efforts to cause a Registration Statement filed pursuant to this Section 2.01 to remain effective, and to be supplemented and amended to the extent necessary to ensure that such Registration Statement is available or, if not available, that another Registration Statement is available for the resale of the Registrable Securities without interruption until all Registrable Securities have ceased to be Registrable Securities. As soon as practicable following the Effective Date of a Registration Statement, but in any event within three Business Days of such date, the Company shall notify the Holders of the effectiveness of such Registration Statement. At the time it becomes effective, a Registration Statement (including the documents incorporated therein by reference) will comply as to form in all material respects with all applicable requirements of the Securities Act and the Exchange Act and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of any prospectus contained in such Registration Statement, in the light of the circumstances under which a statement is made).

7

(d) A Registration Statement shall provide for the distribution or resale pursuant to any method or combination of methods legally available to, and requested by, the Holders.

Section 2.02 Procedures For Underwritten Offerings.

(a) At any time and from time to time after the effectiveness of a Registration Statement filed in accordance with Section 2.01, the Holders may request to sell all or any portion of their Registrable Securities included thereon in an underwritten offering that is registered pursuant to such Registration Statement (an “Underwritten Offering”); provided, that the Holders will be entitled to make such request only if the total offering price of the Registrable Securities to be sold in such offering (before deduction of underwriting discounts) is reasonably expected to exceed, in the aggregate, $25 million.

(b) In connection with any Underwritten Offering, the Company shall select one or more investment banking firms of national standing to be the managing underwriter or underwriters with the consent of the Selling Holders, which consent shall not be unreasonably withheld, conditioned or delayed.

(c) As a condition for inclusion of a Selling Holder’s Registrable Securities in an Underwritten Offering, the Selling Holder shall agree to enter into an underwriting agreement with the underwriters and complete and execute all questionnaires, powers of attorney, indemnities and other documents reasonably required under the terms of such underwriting agreement; provided, that the underwriting agreement is in customary form and reasonably acceptable to the Selling Holders; and provided further, that no Selling Holder shall be required to make any representations or warranties to the Company or the underwriters (other than representations and warranties regarding (i) such Selling Holder’s ownership of its Registrable Securities to be sold or transferred, (ii) such Selling Holder’s power and authority to effect such transfer and (iii) such matters pertaining to compliance with securities laws as may be reasonably requested). If any Selling Holder disapproves of the terms of an underwriting, such Selling Holder may elect to withdraw therefrom by notice to the Company and the managing underwriter; provided, that any such withdrawal must be made no later than the time of pricing of such Underwritten Offering. If all Selling Holders withdraw from an Underwritten Offering prior to the pricing of such Underwritten Offering or if the Registration Statement relating to an Underwritten Offering is suspended pursuant to Section 2.03, then such abandoned or suspended, as applicable, Underwritten Offering will not be considered an Underwritten Offering under this Section 2.02.

(d) If the managing underwriter or underwriters for an Underwritten Offering advises the Company that the total amount of Registrable Securities or other shares of Common Stock to be included in such Underwritten Offering is such as to materially adversely affect the success of such Underwritten Offering, the number of Registrable Securities or other shares of Common Stock to be included in such offering will be reduced as follows: first, the Company shall reduce or eliminate the Common Stock to be included by any Person other than a Selling Holder or the Company; second, the Company shall reduce or eliminate any Common Stock to be included by the Company; and third, the Company shall reduce the number of Registrable Securities to be included by Selling Holders on a pro rata basis based on the total number of Registrable Securities requested by the Selling Holders to be included in the Underwritten Offering.

8

(e) The Company will not be required to undertake an Underwritten Offering pursuant to this Section 2.02 if:

(i) the Company has undertaken an Underwritten Offering, whether for its own account or pursuant to this Agreement, within the 180 days preceding the date of the request for such Underwritten Offering pursuant to this Section 2.02 is given to the Company; and

(ii) the number of Underwritten Offerings previously made pursuant to this Section 2.02 in the immediately preceding 12-month period shall exceed three; provided, that an Underwritten Offering shall not be considered made for purposes of this clause (ii) unless the offering has resulted in the disposition by the Selling Holders of at least 75% of the amount of Registrable Securities requested to be included.

Section 2.03 Grace Periods.

(a) Notwithstanding anything to the contrary herein:

(i) the Company shall be entitled to postpone the filing or effectiveness of, or, at any time after a Registration Statement has been declared effective by the Commission suspend the use of, a Registration Statement (including the Prospectus included therein) if in the good faith judgment of the Board, (A) such registration, offering or use would reasonably be expected to materially affect in an adverse manner, or materially interfere with any bona fide material financing of the Company or any material transaction under consideration by the Company or would require the disclosure of information that has not been, and is not otherwise required to be, disclosed to the public and the premature disclosure of which would materially affect the Company in an adverse manner; (B) the Company is in possession of material non-public information, the disclosure of which would not be, in the good faith opinion of the Board, in the best interests of the Company; or (C) the Company must amend or supplement the affected registration statement or the related prospectus so that such registration statement or prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the case of the prospectus in light of the circumstances under which they were made, not misleading (the period of a postponement or suspension as described in clause (A) and/or a delay described in clause (B) or this clause (C), a “Grace Period”); provided however, that in the event such Registration Statement relates to an Underwritten Offering pursuant to Section 2.02, then the Holders initiating such Underwritten Offering shall be entitled to withdraw the request for the Underwritten Offering and, if such request is withdrawn, it shall not count against the limits imposed pursuant to Section 2.02 and the Company shall pay all Registration Expenses in connection with such registration.

(b) The Company shall promptly (i) notify the Holders in writing of the existence of the Grace Period (provided that the Company shall not disclose the content of such material non-public information to any Holder, without the express consent of such Holder) or the need to file a post-effective amendment, as applicable, and the date on which such Grace Period began or will begin, and (ii) notify the Holders in writing of the date on which the Grace Period ends.

9

(c) The duration of any one Grace Period shall not exceed 45 days, and the aggregate of all Grace Periods in total during any 365 day period shall not exceed 60 days. For purposes of determining the length of a Grace Period, the Grace Period shall be deemed to begin on and include the date the Holders receive the notice referred to in clause (i) of Section 2.03(b) and shall end on and include the later of the date the Holders receive the notice referred to in clause (iii) of Section 2.03(b) and the date referred to in such notice.

Section 2.04 Piggyback Registration.

(a) If at any time, and from time to time, the Company proposes to conduct an underwritten offering of Common Stock for its own account or for the account of other holders of Common Stock entitled to participate in such offering (“Other Holders”), then the Company shall give written notice (the “Piggyback Notice”) of such underwritten offering to the Holders at least ten Business Days prior to the earlier of the date of filing of the registration statement or the date of filing of the preliminary prospectus supplement for such underwritten offering. Such Piggyback Notice shall include the number of shares of Common Stock to be offered, the proposed date of such underwritten offering, any proposed means of distribution of such shares of Common Stock, any proposed managing underwriter of such shares of Common Stock and a good faith estimate by the Company of the proposed maximum offering price of such shares of Common Stock (as such price would appear on the front cover page of a registration statement), and shall offer the Holders the opportunity to sell such amount of Registrable Securities as such Holders may request on the same terms and conditions as the Company or such Other Holders (a “Piggyback Offering”). Subject to Section 2.04(b), the Company will include in each Piggyback Offering all Registrable Securities for which the Company has received written requests for inclusion within five Business Days after the date the Piggyback Notice is given; provided, however, that in the case of a “takedown” of Common Stock registered under a shelf registration statement previously filed by the Company, such Registrable Securities are covered by an existing and effective Registration Statement that may be utilized for the offering and sale of the Registrable Securities requested to be offered.

(b) The Company will cause the managing underwriter or underwriters of the proposed offering to permit the Selling Holders that have requested Registrable Securities to be included in the Piggyback Offering to include all such Registrable Securities on the same terms and conditions as any similar securities, if any, of the Company or the Other Holders. Notwithstanding the foregoing, if the managing underwriter or underwriters of such underwritten offering advises the Company and the Selling Holders in writing that, in its view, the total amount of shares of Common Stock that the Company, such Selling Holders and any Other Holders propose to include in such offering is such as to materially adversely affect the success of such underwritten offering, then:

10

(i) if such Piggyback Offering is an underwritten primary offering by the Company for its own account, the Company will include in such Piggyback Offering: (A) first, all shares of Common Stock to be offered by the Company; (B) second, the shares of Common Stock requested to be included in such Piggyback Offering by the Selling Holders (pro rata among the Selling Holders based on the number of shares of Common Stock each requested to be included); and (C) third, the shares of Common Stock requested to be included in such Piggyback Offering by all Other Holders (pro rata among the Other Holders based on the number of shares of Common Stock each requested to be included); or

(ii) if such Piggyback Offering is an underwritten secondary offering for the account of Other Holders exercising “demand” rights pursuant to a prior registration rights agreement, the Company will include in such registration: (A) first, the shares of Common Stock of the Other Holders exercising “demand” rights requested to be included therein (pro rata among such Other Holders based on the number of shares of Common Stock each requested to be included); (B) second, the shares of Common Stock proposed to be included in the registration by the Company; and (C) third, the shares of Common Stock requested to be included in such Piggyback Offering by the Selling Holders and any Other Holders entitled to participate therein (pro rata among such Selling Holders and Other Holders based on the number of shares of Common Stock requested to be included); and

in each case, the total amount of securities to be included in such Piggyback Offering is the full amount that, in the view of such managing underwriter, can be sold without materially adversely affecting the success of such Piggyback Offering.

(c) If at any time after giving the Piggyback Notice and prior to the time sales of securities are confirmed pursuant to the Piggyback Offering, the Company determines for any reason to delay the Piggyback Offering, the Company may, at its election, give notice of its determination to the Selling Holders, and in the case of such a determination, will be relieved of its obligation to register any Registrable Securities in connection with the abandoned or delayed Piggyback Offering, without prejudice.

(d) Any Selling Holder may withdraw its request for inclusion of its Registrable Securities in a Piggyback Offering by giving written notice to the Company, at least three Business Days prior to the anticipated date of the filing by the Company of a prospectus supplement under Rule 424 (which shall be the preliminary prospectus supplement, if one is used in the “takedown”) with respect to such offering, of its intention to withdraw from that registration; provided, however, that (i) the Holder’s request be made in writing and (ii) the withdrawal will be irrevocable and, after making the withdrawal, the Holder will no longer have any right to include its Registrable Securities in that Piggyback Offering.

Section 2.05 Registration Procedures. If and when the Company is required to effect any registration under the Securities Act as provided in Section 2.01 or any Underwritten Offering as provided in Section 2.02, the Company shall use its reasonable best efforts to:

(a) prepare and file with the Commission the requisite Registration Statement to effect such registration and thereafter use its reasonable best efforts to cause such Registration Statement to become and remain effective, subject to the limitations contained herein;

11

(b) prepare and file with the Commission such amendments and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and to comply with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by such Registration Statement until such time as all of such Registrable Securities have been disposed of in accordance with the method of disposition set forth in such Registration Statement, subject to the limitations contained herein;

(c) (i) before filing a Registration Statement or Prospectus or any amendments or supplements thereto, at the Company’s expense, furnish to each Holder whose securities are covered by such Registration Statement copies of all such documents, other than documents that are incorporated by reference into such Registration Statement or Prospectus, proposed to be filed and such other documents reasonably requested by such Holders (which may be furnished by email), and afford Counsel to the Holders a reasonable opportunity to review and comment on such documents and (ii) in connection with the preparation and filing of each such Registration Statement pursuant to this Agreement, (A) upon reasonable advance notice to the Company and subject to the confidentiality obligations set forth in Section 3.07, give each of the foregoing such reasonable access to all financial and other records, corporate documents and properties of the Company as shall be necessary, in the reasonable opinion of Counsel to the Holders and such underwriters, to conduct a reasonable due diligence investigation for purposes of the Securities Act and the Exchange Act, and (B) upon reasonable advance notice to the Company and subject to the confidentiality obligations set forth in Section 3.07, during normal business hours, provide such reasonable opportunities to discuss the business of the Company with its officers, directors, employees and the independent public accountants who have certified its financial statements as shall be necessary, in the reasonable opinion of Counsel to the Holders and such underwriters, to conduct a reasonable due diligence investigation for purposes of the Securities Act and the Exchange Act;

(d) notify each Holder, promptly after the Company receives notice thereof, of (i) any correspondence from the Commission relating to such Registration Statement or Prospectus, (ii) the time when such Registration Statement has been declared effective, and (iii) the time when a supplement to any Prospectus forming a part of such Registration Statement has been filed;

(e) with respect to any offering of Registrable Securities furnish to each Selling Holder, without charge, such number of copies of the applicable Registration Statement, each amendment and supplement thereto, the Prospectus included in such Registration Statement (including each preliminary Prospectus, final Prospectus, and any other Prospectus (including any Prospectus filed under Rule 424, Rule 430A or Rule 430B promulgated under the Securities Act and any “issuer free writing prospectus” as such term is defined under Rule 433 promulgated under the Securities Act)), all exhibits and other documents filed therewith and such other documents as such Selling Holder may reasonably request including in order to facilitate the disposition of the Registrable Securities owned by such Selling Holder a copy of any and all comment letters, transmittal letters or other correspondence to or received from, the Commission or any other governmental authority relating to such Registration Statement, Prospectus or offer;

12

(f) (i) register or qualify all Registrable Securities covered by such Registration Statement under such other securities or blue sky laws of such states or other jurisdictions of the United States of America as the Holders covered by such Registration Statement shall reasonably request in writing, (ii) keep such registration or qualification in effect for so long as such Registration Statement remains in effect and (iii) take any other action that may be necessary or reasonably advisable to enable the Holders to consummate the disposition in such jurisdictions of the securities to be sold by the Holders, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this subsection (f) be obligated to be so qualified, to subject itself to taxation in such jurisdiction or to consent to general service of process in any such jurisdiction;

(g) cause all Registrable Securities included in such Registration Statement to be registered with or approved by such other federal or state governmental agencies or authorities as necessary upon the opinion of counsel to the Company or Counsel to the Holders of Registrable Securities included in such Registration Statement to enable such Holder or Holders thereof to consummate the disposition of such Registrable Securities in accordance with their intended method of distribution thereof;

(h) with respect to any Underwritten Offering, obtain a signed:

(i) opinion of outside counsel for the Company (including a customary 10b-5 statement), dated the date of the closing under the underwriting agreement and addressed to the underwriters, reasonably satisfactory (based on the customary form and substance of opinions of issuers’ counsel customarily given in such an offering) in form and substance to such underwriters, if any;

(ii) “comfort” letter, dated the date of the underwriting agreement and another dated the date of the closing under the underwriting agreement and addressed to the underwriters and signed by the independent public accountants who have certified the Company’s financial statements included or incorporated by reference in such Registration Statement, reasonably satisfactory (based on the customary form and substance of “cold comfort” letters of issuers’ independent public accountants customarily given in such an offering) in form and substance to such underwriters covering substantially the same matters with respect to such Registration Statement (and the Prospectus included therein) as are customarily covered in accountants’ comfort letters delivered to underwriters in such types of offerings of securities;

(iii) certificate of the chief financial officer or other appropriate executive officer of the Company, dated the date of the underwriting agreement and another dated the date of the closing under the underwriting agreement and addressed to the underwriters, if reasonably requested by the underwriters for the purpose of certifying certain financial information not addressed in the comfort letter referred to in clause (ii) immediately above; and

13

(iv) letter, dated the date of the underwriting agreement and another dated the date of the closing under the underwriting agreement and addressed to the underwriters and signed by the Company’s independent petroleum engineers, reasonably satisfactory (based on the customary form and substance of such letters of issuers’ independent petroleum engineers customarily given in such an offering) in form and substance to such underwriters covering substantially the same matters with respect to such Registration Statement (and the Prospectus included therein) as are customarily covered in petroleum engineers’ letters delivered to underwriters in such types of offerings of securities;

(i) notify each Holder of Registrable Securities included in such Registration Statement at any time when a Prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the Prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made and for which the Company chooses to suspend the use of the Registration Statement and Prospectus in accordance with the terms of this Agreement, at the written request of any such Holder, promptly prepare and furnish to it a reasonable number of copies of a supplement to or an amendment of such Prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such Prospectus, as supplemented or amended, shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

(j) notify the Holders of Registrable Securities included in such Registration Statement promptly of any request by the Commission for the amending or supplementing of such Registration Statement or Prospectus or for additional information relating thereto;

(k) advise the Holders of Registrable Securities included in such Registration Statement promptly after the Company receives notice or obtains knowledge of any order suspending the effectiveness of a Registration Statement relating to the Registrable Securities and promptly use its reasonable best efforts to obtain the withdrawal;

(l) otherwise comply with all applicable rules and regulations of the Commission and any other governmental agency or authority having jurisdiction over the offering of Registrable Securities, and make available to its shareholders, as soon as reasonably practicable, an earnings statement covering the period of at least 12 months, but not more than 18 months, beginning with the first full calendar month after the Effective Date of such Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 and which requirement will be deemed satisfied if the Company timely files complete and accurate information on Form 10-Q and 10-K and Current Reports on Form 8-K under the Exchange Act and otherwise complies with Rule 158;

(m) provide and cause to be maintained a transfer agent and registrar for the Registrable Securities included in a Registration Statement no later than the Effective Date thereof;

14

(n) enter into such agreements (including an underwriting agreement in customary form) and take such other actions as the Holders beneficially owning a majority of the Registrable Securities included in a Registration Statement or the underwriters, if any, shall reasonably request in order to expedite or facilitate the disposition of such Registrable Securities, including customary indemnification, and provide reasonable cooperation, including causing at least one (1) executive officer and a senior financial officer to attend and participate in “road shows” and other information meetings organized by the underwriters, if any, as reasonably requested; provided, however, that the Company shall have no obligation to participate in more than two “road shows” in any 12-month period and such participation shall not unreasonably interfere with the business operations of the Company;

(o) if requested by the managing underwriter(s) or the Holders beneficially owning a majority of the Registrable Securities being sold in connection with an Underwritten Offering, promptly incorporate in a prospectus supplement or post-effective amendment such information relating to the plan of distribution for such shares of Registrable Securities provided to the Company in writing by the managing underwriters and the Holders of a majority of the Registrable Securities being sold and that is required to be included therein relating to the plan of distribution with respect to such Registrable Securities, including without limitation, information with respect to the number of Registrable Securities being sold to such underwriters, the purchase price being paid therefor by such underwriters and with respect to any other terms of the Underwritten Offering of the Registrable Securities to be sold in such offering, and make any required filings with respect to such information relating to the plan of distribution as soon as practicable after notified of the information;

(p) if reasonably required by the Company’s transfer agent, promptly deliver any authorizations, certificates and directions required by the transfer agent which authorize the transfer agent to transfer such Registrable Securities without legend upon sale by the Holder of such Registrable Securities under the Registration Statement; and

(q) otherwise use its reasonable best efforts to take all other steps necessary to effect the registration of such Registrable Securities contemplated hereby.

In addition, at least 10 Trading Days prior to the first anticipated filing date of a Registration Statement for any registration under this Agreement, the Company will notify each Holder of the information the Company requires from that Holder, including any update to or confirmation of the information contained in the Selling Shareholder Questionnaire, if any, which shall be completed and delivered to the Company promptly upon request and, in any event, within five Trading Days prior to the applicable anticipated filing date. Each Holder further agrees that it shall not be entitled to be named as a selling securityholder in the Registration Statement or use the Prospectus for offers and resales of Registrable Securities at any time, unless such Holder has returned to the Company a completed and signed Selling Shareholder Questionnaire and a response to any requests for further information as described in the previous sentence and, if an Underwritten Offering, entered into an underwriting agreement with the underwriters in accordance with Section 2.02(c) and Section 2.07. If a Holder of Registrable Securities returns a Selling Shareholder Questionnaire or a request for further information, in either case, after its respective deadline, the Company shall be permitted to exclude such Holder from being a selling security holder in the Registration Statement or any pre-effective or post-effective amendment thereto. Each Holder acknowledges and agrees that the information in the Selling Shareholder Questionnaire or request for further information as described in this Section 2.05 will be used by the Company in the preparation of the Registration Statement and hereby consents to the inclusion of such information in the Registration Statement.

15

Section 2.06 Registration Expenses. The Company shall pay all reasonable Registration Expenses as determined reasonably and in good faith by the Board, including, in the case of an Underwritten Offering, the Registration Expenses of an Underwritten Offering, regardless of whether any sale is made pursuant to such Underwritten Offering. Each Selling Holder shall pay its pro rata share of all Selling Expenses in connection with any sale of its Registrable Securities hereunder. For the avoidance of doubt, each Selling Holder’s pro rata allocation of Selling Expenses shall be the percentage derived by dividing (i) the number of Registrable Securities sold by such Selling Holder in connection with such sale by (ii) the aggregate number of Registrable Securities sold by all Selling Holders in connection with such sale.

Section 2.07 Post-Offering Lock-up.

(a) In connection with any Underwritten Offering, Piggyback Offering or other underwritten public offering of equity securities by the Company, except with the written consent of the underwriters managing such offering, no Holder who participates in such offering or who beneficially owns 10% or more of the outstanding shares of Common Stock at such time shall (a) offer, pledge, sell, contract to sell, grant any option, right or warrant to purchase, give, assign, hypothecate, pledge, encumber, grant a security interest in, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend or otherwise transfer or dispose of (including through any hedging or other similar transaction) any economic, voting or other rights in or to any equity securities of the Company, or otherwise transfer or dispose of any equity securities of the Company, directly or indirectly, or (b) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of equity securities of the Company (any such transaction described in clause (a) or (b) above, a “Transfer”), without prior written consent from the Company, during the seven (7) days prior to and the 90-day period beginning on the date of closing of such offering (the “Post-Offering Lock-up Period”), except as part of such offering; provided, that nothing herein will prevent any Holder from making a Transfer of Registrable Securities to a Permitted Transferee that is otherwise in compliance with the applicable securities laws, so long as such Permitted Transferee agrees to be bound by the restrictions set forth in this Section 2.07(a). Each such Holder agrees to execute a lock-up agreement in favor of the Company’s underwriters to such effect and, in any event, that the Company’s underwriters in any relevant offering shall be third party beneficiaries of this Section 2.07(a). The provisions of this Section 2.07(a) will no longer apply to a Holder once such Holder ceases to hold Registrable Securities.

(b) In connection with any Underwritten Offering, the Company shall not effect any Transfer of equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, without prior written consent from the Selling Holders, during the Post-Offering Lock-up Period, except as part of such offering. The Company agrees to execute a lock-up agreement in favor of the Selling Holders’ underwriters to such effect and, in any event, that the Selling Holders’ underwriters in any relevant offering shall be third party beneficiaries to this Section 2.07(b). Notwithstanding the foregoing, the Company may (i) effect a public sale or distribution of securities of the type described above and during the periods described above if such sale or distribution is made pursuant to registrations on Form S-4 or Form

16

S-8 or as part of any registration of securities offering and sale to employees, directors or consultants of the company and its subsidiaries pursuant to any employee stock plan or other employee benefit plan arrangement and (ii) Transfer shares of Preferred Stock and issue shares of Common Stock in connection with the redemption or exchange of Common Units at any time in accordance with the terms of the Limited Partnership Agreement.

Section 2.08 Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify, defend and hold harmless each Holder, the officers, directors, agents, partners, members, managers, stockholders, Affiliates, employees and investment managers of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, partners, members, managers, stockholders, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable costs of preparation and investigation and reasonable attorneys’ fees) and expenses (collectively, “Losses”), to which any of them may become subject, that arise out of or are based upon (a) any untrue or alleged untrue statement of a material fact contained in any Registration Statement contemplated herein, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus thereto or (b) any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that (i) such untrue statements, alleged untrue statements, omissions or alleged omissions are based upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was provided by such Holder expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto, or (ii) in the case of an occurrence of an event of the type specified in Section 2.05(i), related to the use by a Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated and defined in Section 2.16, but only if and to the extent that following the receipt of the Advice the misstatement or omission giving rise to such Loss would have been corrected. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of an Indemnified Party, shall survive the transfer of the Registrable Securities by the Holders, and shall be in addition to any liability which the Company may otherwise have.

Section 2.09 Indemnification by Holders. Each Holder shall, severally and not jointly, indemnify and hold harmless the Company, its respective directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus, or any form of

17

prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading (a) to the extent, but only to the extent, that such untrue statements or omissions are based upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein; (b) to the extent, but only to the extent, that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was provided by such Holder expressly for use therein or (c) in the case of an occurrence of an event of the type specified in Section 2.05(i), to the extent, but only to the extent, related to the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 2.16, but only if and to the extent that following the receipt of the Advice the misstatement or omission giving rise to such Loss would have been corrected. In no event shall the liability of any Selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Selling Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of an Indemnified Party, shall survive the transfer of the Registrable Securities by the Holders, and shall be in addition to any liability which the Holder may otherwise have.

Section 2.10 Conduct of Indemnification Proceedings.

(a) If any Proceeding shall be brought or asserted against any Person entitled to indemnity under this Section 2.10 (an “Indemnified Party”), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all reasonable fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that such failure shall have materially and adversely prejudiced the Indemnifying Party.

(b) An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (a) the Indemnifying Party has agreed in writing to pay such fees and expenses; (b) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (c) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that in the reasonable judgment of such counsel a conflict of interest exists if the same counsel were to represent such Indemnified Party and the Indemnifying Party; provided, that the Indemnifying Party shall not be liable for the reasonable and documented fees and expenses of more than one separate firm of attorneys at any time for all Indemnified Parties. The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld, delayed or conditioned. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

18

(c) Subject to the terms of this Agreement, all reasonable and documented fees and expenses of the Indemnified Party (including reasonable and documented fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section 2.10) shall be paid to the Indemnified Party, as incurred, with reasonable promptness after receipt of written notice thereof to the Indemnifying Party; provided, that the Indemnified Party shall promptly reimburse the Indemnifying Party for that portion of such fees and expenses applicable to such actions for which such Indemnified Party is finally judicially determined not to be entitled to indemnification hereunder. The failure to deliver written notice to the Indemnifying Party within a reasonable time of the commencement of any such action shall not relieve such Indemnifying Party of any liability to the Indemnified Party under this Section 2.10, except to the extent that the Indemnifying Party is materially and adversely prejudiced in its ability to defend such action.

Section 2.11 Contribution.

(a) If a claim for indemnification under Section 2.08 or Section 2.09 is unavailable to an Indemnified Party or insufficient to hold an Indemnified Party harmless for any Losses, then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission.

(b) The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 2.11 were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 2.11, no Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the net proceeds actually received by such Holder from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

Section 2.12 Rule 144 and Rule 144A; Other Exemptions. With a view to making available to the Holders of Registrable Securities the benefits of Rule 144 and Rule 144A promulgated under the Securities Act and other rules and regulations of the Commission that may at any time permit a Holder of Registrable Securities to sell securities of the Company without registration, until the earlier of (a) such time as when no Registrable Securities remain outstanding and (b) such time as the Company is no longer subject to the reporting requirements of Section 13

19

or 15(d) of the Exchange Act, the Company covenants that it will (i) file in a timely manner all reports and other documents required, if any, to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted thereunder or (ii) make available information necessary to comply with Rule 144 and Rule 144A, if available with respect to resales of the Registrable Securities under the Securities Act, at all times, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (A) Rule 144 and Rule 144A promulgated under the Securities Act (if available with respect to resales of the Registrable Securities), as such rules may be amended from time to time or (B) any other rules or regulations now existing or hereafter adopted by the Commission. Upon the reasonable request of any Holder of Registrable Securities, the Company will deliver to such Holder a written statement as to whether it has complied with such information requirements, and, if not, the specific reasons for non-compliance.

Section 2.13 Transfer of Registration Rights. The rights of the Holders to cause the Company to register Registrable Securities under this Article II may not be transferred or assigned, in whole or in part, without the written consent of the Company; provided, however, that a Holder may assign such rights pursuant to this Article II in connection with a transfer of Registrable Securities to a Permitted Transferee so long as (a) such transfer or assignment is effected in accordance with applicable securities laws, (b) the transferee executes a joinder to this Agreement pursuant to which such transferee agrees to be bound by the terms set forth in this Article II, and (c) the Company is given written notice prior to such transfer or assignment, stating the name and address of each such transferee or assignee and identifying the Registrable Securities with respect to which such registration rights are being transferred or assigned; provided, however, that any rights assigned hereunder shall apply only in respect of the Registrable Securities that are transferred or assigned and not in respect of any other securities that the transferee or assignee may hold.

Section 2.14 Cooperation by Holders. The Company shall have no obligation to include Registrable Securities of a Holder in any Registration Statement or Underwritten Offering if such Holder has failed to timely furnish such information as the Company may, from time to time, reasonably request in writing regarding such Holder and the distribution of such Registrable Securities that the Company determines, after consultation with its counsel, is reasonably required in order for any Registration Statement, Prospectus or prospectus supplement, as applicable, to comply with the Securities Act.

Section 2.15 Compliance. Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it (unless an exemption therefrom is available) in connection with sales of Registrable Securities pursuant to any Registration Statement and shall sell the Registrable Securities only in accordance with a method of distribution described in such Registration Statement.

Section 2.16 Discontinued Disposition. By its acquisition of Registrable Securities, each Holder agrees that, upon receipt of a notice from the Company of the occurrence of a Grace Period or any event of the kind described in Section 2.05(i), such Holder will forthwith discontinue disposition of such Registrable Securities under a Registration Statement until it is advised in writing (the “Advice”) by the Company that the use of the applicable Prospectus (as it may have been supplemented or amended) may be resumed. The Company may provide appropriate stop orders to enforce the provisions of this Section 2.16.

20

Section 2.17 Preservation of Rights. The Company shall not grant any registration rights to third parties which are more favorable than or inconsistent with the rights granted hereunder unless any such more favorable rights are concurrently added to the rights granted hereunder.

ARTICLE III

GOVERNANCE

Section 3.01 Board Designees and Composition.

(a) In accordance with the Certificate of Designation, on the Closing Date the Investor Directors listed under the header “Investor Directors” in Exhibit A hereto were appointed to the Board. On the Closing Date and following the appointment of the Investor Directors to the Board in accordance with the Certificate of Designation, the Board is comprised of the individuals set forth on Exhibit A hereto.

(b) Subject to Section 3.02, from and after the Closing Date until the Board Designation Expiration Date, the manner for selecting nominees for election to the Board who are not Investor Directors will be as follows:

(i) In connection with each annual or special meeting of shareholders of the Company at which directors are to be elected (each such annual or special meeting, an “Election Meeting”):

(A) prior to the First Step Down Event, the Board shall be comprised of up to five Investor Directors (in accordance with the Certificate of Designation) and the remaining nominations will be comprised of three Non-Affiliated Directors and the Chief Executive Officer;

(B) after the First Step Down Event but prior to the Second Step Down Event, the Board shall be comprised of up to four Investor Directors (in accordance with the Certificate of Designation) and the remaining nominations will be comprised of four Non-Affiliated Directors and the Chief Executive Officer;

(C) after the Second Step Down Event but prior to the Third Step Down Event, the Board shall be comprised of up to three Investor Directors (in accordance with the Certificate of Designation) and the remaining nominations will be comprised of three Non-Affiliated Directors and the Chief Executive Officer;

(D) after the Third Step Down Event but prior to the Fourth Step Down Event, the Board shall be comprised of up to two Investor Directors (in accordance with the Certificate of Designation) and the remaining nominations will be comprised of three Non-Affiliated Directors and the Chief Executive Officer; or

21

(E) after the Fourth Step Down Event but prior to the Fifth Step Down Event, the Board shall be comprised of one Investor Director (in accordance with the Certificate of Designation) and the remaining nominations will be comprised of three Non-Affiliated Directors and the Chief Executive Officer.

(ii) The Investor shall provide to the Company such information about the Investor Directors at such times as the Company may reasonably request in order to ensure compliance with the applicable stock exchange rules and the applicable securities laws (the “Required Information”). The Investor shall also provide to the Company, upon reasonable request from the Company and in connection with providing the Required Information, evidence reasonably satisfactory to the Company that the Holders beneficially own the number of shares of Common Stock and/or Common Units that would be required to designate the number of Investor Directors pursuant to the Certificate of Designation then serving on the Board or then being designated to the Board in connection with the Certificate of Designation.

(iii) The Investor agrees to give prompt notice to the Company if the Total Series A Ownership (as defined in the Certificate of Designation) is no longer equal to at least 10%.

(c) From and after the Closing Date until the Board Designation Expiration Date, the Company shall take all necessary action to cause the Board to include the Investor Director(s) entitled to be designated by the Investor pursuant to the Certificate of Designation and otherwise to reflect the Board composition contemplated by Section 3.01(b).

(d) If at any time the number of Investor Directors serving on the Board exceeds the total number of Investor Directors the Investor is entitled to designate pursuant to the Certificate of Designation, then (i) the Investor shall promptly (and in any event prior to the time the Board next takes any action, whether at a meeting or by written consent) cause one or more such Investor Director(s) to resign from the Board such that, following such resignation(s), the number of Investor Directors serving on the Board does not exceed the total number of Investor Directors the Investor is entitled to designate pursuant to the Certificate of Designation and (ii) the number of members comprising the Board shall automatically be reduced to the number of members contemplated by the applicable provision of Section 3.01(b) and Section 4(h) of the Certificate of Designation.

(e) Neither the Company nor the Board shall be permitted to increase or decrease the number of individuals comprising the Board or amend or modify the designation rights set forth in the Certificate of Designation or Section 3.01(b) without first having received the affirmative vote of 75% of the directors then on the Board; provided, that the foregoing shall not prohibit any decreases to the number of individuals comprising the Board as set forth in Section 4 of the Certificate of Designation and Section 3.01(b).

22

(f) On the earlier to occur of (the “Board Designation Expiration Date”) (i) the Fifth Step Down Event and (ii) such date that the Investor delivers a written waiver of its rights under this Section 3.01 or the Certificate of Designation to the Company (which shall be irrevocable), the Investor will have no further rights under this Section 3.01.

(g) Each Investor Director shall be entitled to the same expense reimbursement and advancement, exculpation and indemnification in connection with his or her role as a director as the other non-employee members of the Board. Each Investor Non-Affiliated Director shall be also entitled to any retainer, equity compensation or other fees or compensation paid to the non-employee directors of the Company for their services as a director, including any service on any committee of the Board. The Company shall enter into its standard form of director indemnification agreement with each Investor Director prior to such Investor Director commencing service on the Board.

Section 3.02 Selection of Investor Directors; Committees.

(a) The parties hereto agree that the Investor Directors listed on Exhibit A to this Agreement are qualified for service pursuant to the requirements of this Agreement.

(b) On the Closing Date and during the term of this Agreement, the Company will take all necessary action such that the composition of all committees of the Board shall comply with applicable law and stock exchange rules (including with respect to director independence requirements) and, subject to the foregoing, (i) prior to the First Step Down Event, include at least one Non-Affiliated Director and (ii) after the First Step Down Event, include at least one Investor Affiliated Director and one Non-Affiliated Director (who shall not be the replacement director appointed pursuant to Section 4(h)(i) of the Certificate of Designation). Prior to the First Step Down Event, the Investor Affiliated Directors serving on the Governance Committee shall consult in good faith with the Non-Affiliated Directors on the Governance Committee in respect of any and all Non-Affiliated Directors nominated by the Governance Committee to serve on the Board. After the First Step Down Event, the Non-Affiliated Directors serving on the Governance Committee shall consult in good faith with the Investor Affiliated Directors on the Governance Committee in respect of any and all Non-Affiliated Directors nominated by the Governance Committee to serve on the Board.

(c) Notwithstanding anything to the contrary herein, neither an Investor Director nor a Non-Affiliated Director shall be entitled to serve on the Board if the Board or the Governance Committee reasonably determines that (i) the election of such Person to the Board would cause the Company not to be in compliance with applicable law or such Person does not satisfy all applicable Securities and Exchange Commission and stock exchange requirements regarding service as a regular director of the Company or (ii) such Person has been involved in any of the events that would be required to be disclosed in a registration statement on Form S-1 pursuant to Item 401(f) of Regulation S-K under the Securities Act or is subject to any order, decree or judgment of any governmental entity prohibiting service as a director of any public company. In any such case described in clauses (i) or (ii) of the immediately preceding sentence, the designation of such proposed Investor Director or the nomination of such proposed Non-Affiliated Director, as applicable, shall be withdrawn and, subject to the requirements of this Section 3.02(c), the Investor or the Board, as applicable, shall be permitted to designate a replacement therefor (which replacement will also be subject to the requirements of this Section 3.02(c)). The Company hereby agrees that the Persons listed on Exhibit A to this Agreement would not be prohibited from serving on the Board pursuant to clause (i) or clause (ii) of the first sentence of this Section 3.02(c) as of the date hereof.

23

(d) Each Investor Director shall agree to, and be subject to, each Subject Policy. For the avoidance of doubt, no Subject Policy shall modify any of the rights and obligations of the parties to this Agreement, the Contribution Agreement, the Asset Contribution Agreement or any other agreement entered into between the parties hereto or the Certificate of Designation in connection with the transactions contemplated by this Agreement, the Contribution Agreement and Asset Contribution Agreement, or the Certificate of Designation.

Section 3.03 Voting With Respect to Election Meetings. From the date of this Agreement until immediately after the Company’s 2021 annual meeting of the shareholders and subject to Section 3.02(c), the Investor and each Holder agree to, and agree to cause their respective Affiliates to (i) cause all voting securities of the Company held by such Persons or over which any such Person otherwise has voting discretion or control to be present at any Election Meeting either in person or by proxy; and (ii) vote such voting securities beneficially owned by such Person or over which such Person otherwise has voting discretion or control (A) in favor of all director nominees nominated by the Board (including, for the avoidance of doubt, nominations recommended by the Governance Committee with respect to the Chief Executive Officer and the initial Non-Affiliated Directors serving on the Board as of the date hereof (or if any such individual is no longer serving on the Board, such individual’s replacement), (B) against any other nominees, and (C) against the removal of any director (other than an Investor Director), unless the Governance Committee so recommends in favor of such removal (such recommendation not to be made without the approval of a majority of the Non-Affiliated Directors).

Section 3.04 Related Party Transaction Policy. The Investor acknowledges that it has reviewed, and that it intends to use reasonable best efforts to adhere to, the Company’s Related Person Transaction Policies and Procedures as in effect as of the date hereof or as may be amended, supplemented or restated after the date hereof to the extent required by applicable law.

Section 3.05 Information Rights. From and after the date hereof until the Board Designation Expiration Date:

(a) the Company shall permit the Investor and its Representatives to visit and inspect the Company’s properties, to examine its books of accounts and records and to discuss its affairs, finances and accounts with the officers of the Company, upon reasonable advance request, during normal business hours, for a proper purpose reasonably related to the investment of the Investor’s and its Affiliates’ in the Company; provided, that any such information shall be subject to Section 3.07. Any expenses incurred by the Investor pursuant to this Section 3.05(a) shall be borne 100% by the Investor; and

24

(b) the Investor shall be permitted to disclose to its Representatives on a need to know basis the Information disclosed to the Investor Directors as members of the Board; provided, that such Investor Directors shall be subject to their fiduciary duties as directors with respect to disclosing Information, which duties shall include, without limitation, a restriction on sharing Information regarding (A) any prospective business opportunities presented to the Board and (B) information subject to confidentiality by the Company with third parties if the Company has identified to the Investor or the Board that such information is confidential and the disclosure thereof by the Investor Directors would cause a breach of such confidentiality obligation and any such Representative shall, enter into a customary and reasonable mutually acceptable confidentiality agreement with the Company. The Investor agrees to be liable to the Company for any breach of confidentiality or use of Information by its Representatives.

Section 3.06 Corporate Opportunities. The Company, on behalf of itself and the Company subsidiaries, to the fullest extent permitted by applicable law, (a) acknowledges and affirms that the Investor Group, (i) has participated (directly or indirectly) and will continue to participate (directly or indirectly) in private equity, venture capital and other direct investments in corporations, joint ventures, limited liability companies and other entities (“Other Investments”), including Other Investments engaged in various aspects of businesses similar to those engaged in by the Company and its subsidiaries (and related services businesses) that may, are or will be competitive with the Company’s or any of its subsidiaries’ businesses or that could be suitable for the Company’s or any of its subsidiaries’ interests, (ii) does business with clients, customers, vendors or lessors of any of the Company or its Affiliates or any other Person with which any of the Company or its Affiliates has a business relationship, (iii) has interests in, participates with, aids and maintains seats on the board of directors or similar governing bodies of, or serves as officers of, Other Investments, (iv) may develop or become aware of business opportunities for Other Investments, and (v) may or will, as a result of or arising from the matters referenced in this Section 3.06, the nature of the Investor Group’s businesses and other factors, have conflicts of interest or potential conflicts of interest, (b) hereby renounces and disclaims any interest or expectancy in any business opportunity (including any Other Investments or any other opportunities that may arise in connection with the circumstances described in the foregoing clauses (a)(i) through (a)(v) (each, a “Renounced Business Opportunity”)), and (c) acknowledges and affirms that no member of the Investor Group shall have any obligation to communicate or offer any Renounced Business Opportunity to the Company or any of its subsidiaries, and any member of the Investor Group may pursue a Renounced Business Opportunity. The Company agrees that in the event that the Investor Group or any member thereof, or any of its officers, directors, employees, partners and agents thereof acquires knowledge of a potential transaction or matter which may constitute a corporate opportunity for both (A) any member of the Investor Group and (B) the Company or its subsidiaries, a member of the Investor Group (or such director, officer, employee, partner or agent) shall not have any duty to offer or communicate information regarding such corporate opportunity to the Company or its subsidiaries unless such opportunity was learned, discovered or sourced solely in the course of (x) such Person acting in such Person’s capacity as a director of the Company or (y) such Person’s receipt of Information pursuant to the rights set forth in Section 3.05(a). Notwithstanding anything to the contrary in the foregoing, the Company shall not be prohibited from pursuing any Renounced Business Opportunity as a result of this Section 3.06. Nothing in this Section 3.06 is intended to, or shall, limit Article X of the Articles of Incorporation.

25

Section 3.07 Confidentiality. The Investor shall hold, and cause the Investor Group and its and their respective directors, managers, officers, employees, agents, consultants, accountants, attorneys, and financial advisors (“Representatives”) to hold, in strict confidence, unless disclosure to a regulatory authority is necessary in connection with any necessary regulatory approval, examination or inspection or unless disclosure is required by judicial or administrative process or by other requirement of law or the applicable requirements of any regulatory agency or relevant stock exchange (in which case, other than in connection with a disclosure in connection with a routine audit or examination by, or document request from, a regulatory or self-regulatory authority, bank examiner or auditor, the party disclosing such information shall provide the other party with prior written notice of such permitted disclosure), all non-public information of the Company (whether such information is oral, written or electronic), including records, books, contracts, instruments, computer data, analyses, summaries, notes, forecasts, studies, documents and other data, in whatever form maintained (collectively, “Information”), concerning the Company or any of its subsidiaries furnished to it or the Investor Directors by or on behalf of the Company or any of its subsidiaries (except to the extent that such information can be shown by the party receiving such Information to have been (a) already in the Investor Group’s possession prior to it being furnished to the Investor Group by or on behalf of the Company, provided that such information is not known by the Investor Group, after reasonable inquiry, to be subject to a legal, contractual or fiduciary obligation of confidentiality to the Company, (b) generally available to the public other than as a result of a disclosure by the Investor Group or its Representatives in violation of the terms hereof, (c) available to the Investor Group from a source other than Company, provided that such source is not known by the Investor Group to be bound by a legal, contractual or fiduciary obligation of confidentiality to the Company or (d) is developed by the Investor Group or its Representatives without reliance on or use of any Information) and no such party shall release or disclose such Information to any other person, except its Representatives, or use such Information other than in connection with evaluating and taking actions with respect to such Person’s ownership interest in the Company. Notwithstanding the foregoing in this Section 3.07, the Company understands and acknowledges that members of the Investor Group and their Representatives (x) are actively engaged in the business of oil and natural gas exploration, development and operations in various locations throughout the United States, (y) presently own (or represent entities that own) oil and gas interests or have leads, prospects, information, or ideas on properties or leaseholds that may relate to or involve all or some portion of the Information, or lands adjacent or adjoining to such properties which have been or may be acquired by a member of the Investor Group and/or its Representatives independently of the Company and the Information (the “Independent Interests”), and (z) who review the Information may retain mental impressions of such Information, which are indistinguishable from generalized industry knowledge, and that the use of such mental impressions in connection with the Independent Interests is not prohibited by this Section 3.07; provided, that the Investor acknowledges that the intent of this Section 3.07 is to ensure the confidentiality of Information and to preclude use of or reliance on Information other than for the purpose permitted in this Section 3.07. For purposes of clarification, no Portfolio Company shall be deemed to have been provided with Information solely as a result of any Investor Director (whether such Person has been provided with or has knowledge of Information) serving on the board or as an officer of such Portfolio Company so long as any such Investor Director does not provide Information to any director, officer or employee of such Portfolio Company that is not also an Investor Director and any such director, officer or employee of such Portfolio Company does not act at the direction of or with the encouragement from such Investor Director with respect to such Information.

Section 3.08 Transfer of Article III Rights. The rights of the Investor pursuant to this Article III may not be transferred or assigned, in whole or in part, without the written consent of the Company.

26

ARTICLE IV

MISCELLANEOUS

Section 4.01 Further Assurances. Each of the parties hereto shall execute all such further instruments and documents and take all such further action as any other party hereto may reasonably require in order to effectuate the terms and purposes of this Agreement.

Section 4.02 Remedies. Any Person having rights under any provision of this Agreement shall be entitled to enforce such rights specifically to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement.

Section 4.03 No Inconsistent Agreements. The Company shall not hereafter enter into any agreement with respect to its securities which is inconsistent with, abrogates or violates the rights granted to the Investor or any Holders in this Agreement, without the consent of the Investor or such Holders.

Section 4.04 Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, or waived unless the same shall be in writing and signed by the Company (and approved by the majority of the Non-Affiliated Directors if such amendment, modification, supplement or waiver is sought prior to the First Step Down Event) and the Investor (or solely for purposes of Article II, the Required Holders); provided, however, that no amendment, modification, supplement, or waiver of any provision of Article II that disproportionately and adversely affects, alters, or changes the interests of any Holder pursuant to Article II shall be effective against such Holder without the prior written consent of such Holder; and provided, further, that the waiver of any provision with respect to any Registration Statement or offering may be given by any Holder entitled to participate in such offering or, if such offering shall have been commenced, having elected to participate in such offering. No waiver of any terms or conditions of this Agreement shall operate as a waiver of any other breach of such terms and conditions or any other term or condition, nor shall any failure to enforce any provision hereof operate as a waiver of such provision or of any other provision hereof. No written waiver hereunder, unless it by its own terms explicitly provides to the contrary, shall be construed to effect a continuing waiver of the provisions being waived and no such waiver in any instance shall constitute a waiver in any other instance or for any other purpose or impair the right of the party against whom such waiver is claimed in all other instances or for all other purposes to require full compliance with such provision. The failure of any party hereto to enforce any provision of this Agreement shall not be construed as a waiver of such provision and shall not affect the right of such party thereafter to enforce each provision of this Agreement in accordance with its terms.

27

Section 4.05 Notices. Any notice or other communication required or which may be given hereunder shall be in writing and shall be sent by certified or regular mail, by private national courier service (return receipt requested, postage prepaid), by personal delivery, by electronic mail or by facsimile transmission. Such notice or communication shall be deemed given (i) if mailed, two days after the date of mailing, (ii) if sent by national courier service, one Business Day after being sent, (iii) if delivered personally, when so delivered, (iv) if sent by electronic mail, on the Business Day such electronic mail is transmitted, or (v) if sent by facsimile transmission, on the Business Day such facsimile is transmitted, in each case as follows:

(a) If to the Company:

Penn Virginia Corporation

Attn:         Katie Ryan

16285 Park Ten Place, Suite 500

Houston, TX 77084

Tel: (713) 722-6500

E-mail:     katie.ryan@pennvirginia.com

with a copy (which shall not constitute notice) to:

Kirkland & Ellis LLP

Attn:         Sean Wheeler

                 Debbie Yee

                 Melissa Kalka

609 Main St.

Houston, TX 77002

Tel: (713) 836-3600

E-mail:     sean.wheeler@kirkland.com

                 debbie.yee@kirkland.com

                 melissa.kalka@kirkland.com

(b) If to the Investor or any Holder:

c/o Juniper Capital Advisors, L.P.

Attn:         Edward Geiser

                 Tim Gray

Wortham Tower

2727 Allen Pkwy #1850

Houston, TX 77019

Tel: (713) 335-4700

E-mail:     egeiser@juncap.com

                 tgray@juncap.com

28

with a copy (which shall not constitute notice) to:

Bracewell LLP

Attn:         Jason Jean

                 Troy Harder

711 Louisiana Street,

Suite 2300

Houston, TX 77002

Tel: (713) 223-2300

E-mail:     jason.jean@bracewell.com

                 troy.harder@bracewell.com

If any time period for giving notice or taking action hereunder expires on a day which is a Saturday, Sunday or legal holiday in the State of New York or the jurisdiction in which the Company’s principal office is located, the time period shall automatically be extended to the Business Day immediately following such Saturday, Sunday or legal holiday.

Section 4.06 Successors and Assigns. Subject to Section 2.13, this Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns (including any trustee in bankruptcy). No assignment or delegation of any of the Company’s rights, interests or obligations under Article II shall be effective against any Holder without the prior written consent of the Required Holders.

Section 4.07 Execution and Counterparts. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or .pdf signature page were an original thereof.

Section 4.08 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective affiliates, directors, officers, stockholders, partners, members, employees or agents) shall be commenced exclusively in the Court of Chancery of the State of Delaware and any appellate court thereof, or, if the Court of Chancery of the State of Delaware or the Delaware Supreme Court determines that the Court of Chancery does not have or should not exercise subject matter jurisdiction over such matter, any Delaware state court or any federal court located in the State of Delaware and any appellate court thereof. Each party hereby irrevocably submits to the exclusive jurisdiction of the Court of Chancery of the State of Delaware and any appellate court thereof, or, if the Court of Chancery of the State of Delaware or the Delaware Supreme Court determines that the Court of Chancery does not have or should not exercise subject matter jurisdiction over such matter, any Delaware state court or any federal court located in the State of Delaware and any appellate court thereof for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action

29

or proceeding is improper or is an inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. If either party shall commence an action, suit or proceeding to enforce any provisions of this Agreement, then the prevailing party in such action, suit or proceeding shall be reimbursed by the other party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

Section 4.09 Waiver of Jury Trial.

(a) EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

(b) To the extent that any party has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, each such party hereby irrevocably waives such immunity in respect of its obligations with respect to this Agreement; provided, however, that this provision does not, and shall not be deemed to, modify the exclusive jurisdiction provisions in Section 4.08.

Section 4.10 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

Section 4.11 Descriptive Headings. Interpretation; No Strict Construction. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a substantive part of this Agreement. Whenever required by the context, any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular forms of nouns, pronouns, and verbs shall include the plural and vice versa. Reference to any agreement, document, or instrument means such agreement, document, or instrument as amended or otherwise modified from time to time in accordance with the terms thereof, and, if applicable, hereof. The words “include”, “includes” or “including” in this Agreement shall be deemed to be followed by “without limitation”. The use of the words “or,” “either” or “any” shall not be exclusive. The parties hereto have participated jointly in the negotiation and drafting of this

30

Agreement. If an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement. All references to laws, rules, regulations and forms in this Agreement shall be deemed to be references to such laws, rules, regulations and forms, as amended from time to time or, to the extent replaced, the comparable successor thereto in effect at the time. All references to agencies, self-regulatory organizations or governmental entities in this Agreement shall be deemed to be references to the comparable successors thereto from time to time.

Section 4.12 Entire Agreement. This Agreement and any certificates, documents, instruments and writings that are delivered pursuant hereto, and the Certificate of Designation constitutes the entire agreement and understanding of the parties hereto in respect of the subject matter hereof and supersedes all prior understandings, agreements or representations by or among the parties hereto, written or oral, to the extent they relate in any way to the subject matter hereof.

Section 4.13 Termination.

(a) The rights and obligations of the Company and any Holder under Article II (other than those set forth in Section 2.07 (Post-Offering Lock-Up), which shall terminate at the expiration of the time periods set forth therein) shall terminate on the date such Holder no longer beneficially owns any Registrable Securities.

(b) The rights and obligations of the Company and the Investor Group under Article III shall terminate on the Board Designation Expiration Date.

(c) The terms of this Article IV shall not be terminable.

(d) Notwithstanding anything to the contrary in this Section 4.13, this Agreement (or any article or provision herein) may be terminated upon the mutual written consent of the parties hereto.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

31

IN WITNESS WHEREOF, the parties hereto have executed this Investor and Registration Rights Agreement as of the date first written above.

PENN VIRGINIA CORPORATION

By:

Name:
Title:

Signature Page to Investor and Registration Rights Agreement

JSTX HOLDINGS, LLC

By:
Name:	Edward Geiser
Title:	Authorized Signatory

ROCKY CREEK RESOURCES LLC

By:
Name:	Edward Geiser
Title:	Authorized Signatory

Signature Page to Investor and Registration Rights Agreement

Exhibit A

Board of Directors

Initial Investor Directors

Edward Geiser - Chairman

Kevin Cumming

Joshua Schmidt

Temitope Ogunyomi

Tim Gray

Non-Affiliated Directors

Darin G. Holderness

TJ Thom Cepak

Jeffrey E. Wojahn

Chief Executive Officer

Darrin J. Henke

Exhibit A to Investor and Registration Rights Agreement

Exhibit B

Form of Interest Assignment Agreement

[See Attached.]

EXHIBIT B

Exhibit B

INTEREST ASSIGNMENT AGREEMENT

This Interest Assignment Agreement (this “Agreement”) dated as of [●], is by and between Penn Virginia Corporation, a Virginia corporation (“Contributor”), and PV Energy Holdings, L.P., a Delaware limited partnership (the “Partnership”). Each of Contributor and the Partnership are sometimes referred to herein individually as a “Party” and collectively as the “Parties.”

WHEREAS, Contributor owns one hundred percent (100%) of the outstanding equity interests (the “Contributed Interests”) in [●], a Delaware limited liability company, which is the entity resulting from the conversion of Penn Virginia Holding Corp., a Delaware corporation, from a corporation to a limited liability company;

WHEREAS, pursuant to that certain Contribution Agreement dated as of [●], 2020, by and among Contributor, the Partnership and JSTX Holdings, LLC, a Delaware limited liability company, (the “Contribution Agreement”), Contributor agreed to, among other things, contribute, assign, transfer and convey the Contributed Interests to the Partnership, and the Partnership agreed to accept such contribution, assignment, transfer and conveyance of the Contributed Interests.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1. Contributed Interests Assignment. Subject to and in accordance with the terms and conditions of the Contribution Agreement, Contributor hereby contributes, assigns, transfers, conveys and delivers to the Partnership the Contributed Interests, and the Partnership hereby agrees to acquire, accept and assume from Contributor, the Contributed Interests and all rights, liabilities and obligations related thereto, in exchange for the issuance by the Partnership to Contributor of a number of common units representing limited partner interests in the Partnership (“Common Units”).

2. Books and Records. On the Effective Date, (a) Contributor shall cause the Contributed Interests to be delivered via book entry form on the books and records of Contributor, and (b) the Partnership shall reflect the issuance to Contributor of the Common Units, which have been duly authorized, via book entry form on the books and records of the Partnership.

3. Contribution Agreement. This Agreement is delivered pursuant to, and is hereby made subject to, the terms and conditions of the Contribution Agreement. In the event that any provision of this Agreement is construed to conflict with any provision of the Contribution Agreement, the provisions of the Contribution Agreement shall be deemed controlling to the extent of such conflict.

4. Tax Treatment. The Parties intend that, for U.S. federal income tax purposes, the contributions, assignments, transfers, and conveyances of Contributor contemplated by this Agreement shall be treated as transfers governed by section 721 of the Internal Revenue Code of 1986, as amended.

5. Further Assurances. From time to time following the date hereof, at the request of either Party and without further consideration, the other Party shall execute and deliver to such requesting Party such instruments and documents and take such other action (but without incurring any material financial obligation) as such requesting Party may reasonably request to consummate more fully and effectively the transactions contemplated by this Agreement.

6. Assignment and Successors and Assigns. The rights and obligations contained in this Agreement shall not be assigned by any Party without the prior written consent of the other Party to this Agreement, and any such action without the required consent shall be void ab initio.

7. Incorporated Provisions. Section 6.3 (Entire Agreement), Section 6.4 (Notices), Section 6.5 (Amendments; Waivers), Section 6.6 (Headings), Section 6.9 (Governing Law), Section 6.10 (Waiver of Jury Trial; Waiver of Immunity) and Section 6.11 (Execution) of the Contribution Agreement are hereby incorporated into this Agreement, mutatis mutandis, as though set out in their entirety in this Paragraph 7.

[Signature Pages Follow]

2

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date set forth above.

THE PARTNERSHIP: PV ENERGY HOLDINGS, L.P. By: PV Energy Holdings GP LLC, its general partner

By:

Name:

Title:

(Signature Pages Continue)

[Signature Page to Interests Assignment Agreement]

CONTRIBUTOR: PENN VIRGINIA CORPORATION

By:
Name:
Title:

(Signature Pages Concluded)

[Signature Page to Interests Assignment Agreement]

Exhibit C

Form of A&R LP Agreement

[See Attached.]

EXHIBIT C

Exhibit C

AMENDED AND RESTATED

AGREEMENT OF LIMITED PARTNERSHIP

OF

PV ENERGY HOLDINGS, L.P.

Dated as of [●]

THE UNITS REPRESENTED BY THIS AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY OTHER APPLICABLE SECURITIES LAWS. SUCH UNITS MAY NOT BE SOLD, ASSIGNED, PLEDGED OR OTHERWISE DISPOSED OF AT ANY TIME WITHOUT EFFECTIVE REGISTRATION UNDER SUCH ACT AND LAWS OR EXEMPTION THEREFROM, AND COMPLIANCE WITH THE OTHER SUBSTANTIAL RESTRICTIONS ON TRANSFERABILITY SET FORTH HEREIN, AND IN THE INVESTOR AND REGISTRATION RIGHTS AGREEMENT, DATED AS OF THE DATE HEREOF, AMONG PENN VIRGINIA CORPORATION AND OTHER PARTIES HERETO.

i

ii

iii

Section 16.13	Right of Offset	54
Section 16.14	Effectiveness	54
Section 16.15	Confidentiality	54
Section 16.16	Corporate Expense Reimbursement.	54
Section 16.17	Entire Agreement	56
Section 16.18	Remedies	56
Section 16.19	Descriptive Headings; Interpretation	56

Schedules

Schedule 1	–	Initial Schedule of Limited Partners

Exhibits

Exhibit A	–	Form of Joinder Agreement

iv

AMENDED AND RESTATED

AGREEMENT OF LIMITED PARTNERSHIP

OF PV ENERGY HOLDINGS, L.P.

This AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP (this “Agreement”) of PV Energy Holdings, L.P., a Delaware limited partnership (the “Partnership”), dated as of [•], is adopted, executed and agreed to by and among PV Energy Holdings GP LLC, a Delaware limited liability company, as the sole general partner of the Partnership, and each of the Limited Partners (as defined herein) set forth on the signature pages hereto.

WHEREAS, the Partnership was formed as a limited partnership pursuant to and in accordance with the Delaware Act (as defined herein) by filing a Certificate of Limited Partnership of the Partnership (the “Certificate”) with the Secretary of State of the State of Delaware on October 30, 2020;

WHEREAS, the General Partner, as the sole general partner of the Partnership, entered into an Agreement of Limited Partnership of the Partnership, dated as of October 30, 2020 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time to but excluding the date hereof, together with all schedules, exhibits and annexes thereto, the “Initial Limited Partnership Agreement”), with Penn Virginia Corporation, a Virginia corporation (the “Corporation”), as the sole limited partner of the Partnership;

WHEREAS, immediately prior to the Effective Time (as defined herein), the Corporation was the sole limited partner of the Partnership and holder of all of the issued and outstanding Common Units (as defined herein); and

WHEREAS, the parties are entering into this Agreement to amend and restate the Initial Limited Partnership Agreement as of the Effective Time to reflect (a) the consummation of the transactions contemplated by the Contribution Agreement and the Asset Contribution Agreement (each as defined herein) and the admission of JSTX and RCR (each as defined herein) as Limited Partners, and (b) the rights and obligations of the Partners that are enumerated and agreed upon in the terms of this Agreement effective as of the Effective Time, at which time the Initial Limited Partnership Agreement shall be superseded entirely by this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants, rights and obligations set forth herein and other good and valuable consideration, the receipt and sufficiency of which each Partner (as defined herein) hereby acknowledges and confesses, the parties hereto hereby agree as follows:

ARTICLE I

DEFINITIONS

The following definitions shall be applied to the terms used in this Agreement for all purposes, unless otherwise clearly indicated to the contrary.

“Additional Limited Partner” has the meaning set forth in Section 12.02.

1

“Adjusted Capital Account Deficit” means, with respect to the Capital Account of any Partner as of the end of any Taxable Year, the amount by which the balance in such Capital Account is less than zero. For this purpose, such Partner’s Capital Account balance shall be:

(a)	reduced for any items described in Treasury Regulations Sections 1.704- 1(b)(2)(ii)(d)(4), (5), and (6); and

(b)

increased for any amount such Partner is obligated to contribute or is treated as being obligated to contribute to the Partnership pursuant to Treasury Regulations Sections 1.704-1(b)(2)(ii)(c) (relating to partner liabilities to a partnership) or 1.704-2(g)(1) and 1.704-2(i) (relating to minimum gain).

“Adjustment Surrender” has the meaning set forth in Section 3.03(c)(i).

“Admission Date” has the meaning set forth in Section 10.06.

“Affiliate” (and, with a correlative meaning, “Affiliated”) means, with respect to a specified Person, each other Person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the Person specified. As used in this definition and the definition of Majority Partners, “control” (including with correlative meanings, “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract, or otherwise. Notwithstanding the foregoing, solely for purposes of this Agreement, (a) no Limited Partner nor any Affiliate thereof shall be deemed an Affiliate of the Corporation or its Subsidiaries and (b) the Corporation and its Subsidiaries shall not be deemed an Affiliate of any Limited Partner or any Affiliate thereof.

“Agreement” has the meaning set forth in the preamble to this Agreement.

“Allocable Margin Tax Liability” has the meaning set forth in Section 9.03.

“Applicable Share” has the meaning set forth in Section 9.03.

“Appraisers” has the meaning set forth in Section 15.02.

“Asset Contribution Agreement” means that certain Contribution Agreement, dated as of November 2, 2020, by and among the Corporation, RCR, the Partnership, and the other parties signatory thereto (as may be amended or supplemented from time to time).

“Assets” has the meaning set forth in the Asset Contribution Agreement.

“Assignee” means a Person to whom a Limited Partner Interest has been transferred but who has not become a Limited Partner pursuant to Article XII.

“Assumed Tax Liability” means, with respect to any Limited Partner for the applicable quarter, an amount equal to the cumulative amount of U.S. federal, state, and local income taxes (including any applicable estimated taxes) for the current Taxable Year, and all prior Taxable Years, determined taking into account the character of income and loss allocated as it affects the

2

Assumed Tax Rate, that the General Partner estimates would be due from such Limited Partner as of the date of the relevant Tax Advance, assuming that such Limited Partner (i) earned solely the items of income, gain, deduction, loss, and/or credit allocated to such Limited Partner pursuant to Article V and (ii) is subject to tax at the Assumed Tax Rate. The General Partner shall reasonably determine the Assumed Tax Liability for each Partner based on such assumptions as the General Partner deems necessary.

“Assumed Tax Rate” means, for any Taxable Year, the highest combined marginal rate of U.S. federal, state, and local income tax (including any tax rate imposed under Section 1411 of the Code) applicable to an individual resident in Houston, TX, determined by applying the rates applicable to ordinary income (in cases where taxes are being determined on ordinary income allocated to a Limited Partner) and capital gains (in cases where taxes are being determined on capital gains allocated to a Limited Partner); provided, however, that the Assumed Tax Rate shall not exceed 40%.

“Available Cash” shall mean, as of any relevant date on which a determination is being made by the General Partner regarding a potential distribution pursuant to Section 4.01(a), the amount of cash and cash equivalents which the General Partner determines is available for distribution, taking into account (a) all debts, liabilities, and obligations of the Partnership and any reserves for any expenditures, working capital needs, or other capital requirements or contingencies, all as reasonably determined by the General Partner and (b) any restrictions on distributions contained in any agreement to which the Partnership is bound.

“Base Rate” means, on any date, a variable rate per annum equal to the rate of interest most recently published by The Wall Street Journal as the “prime rate” at large U.S. money center banks.

“Black-Out Period” means any “black-out” or similar period under the Corporation’s policies covering trading in the Corporation’s securities to which the applicable Redeemed Partner is subject, which period restricts the ability of such Redeemed Partner to immediately resell shares of Common Stock to be delivered to such Redeemed Partner in connection with a Share Settlement.

“Book Value” means, with respect to any Partnership property, the Partnership’s adjusted basis for U.S. federal income tax purposes, adjusted from time to time to reflect the adjustments required or permitted by Treasury Regulations Sections 1.704-1(b)(2)(iv)(d)-(g) and 1.704-1(b)(2)(iv)(s); provided, that if any noncompensatory options are outstanding upon the occurrence of any adjustment described herein, the Partnership shall adjust the Book Values of its properties in accordance with Treasury Regulations Sections 1.704-1(b)(2)(iv)(f)(1) and 1.704-1(b)(2)(iv)(h)(2).

“Business Day” means any day other than a Saturday, a Sunday, or a day on which national banking associations located in Houston, Texas are closed.

“Capital Account” means the capital account maintained for a Partner in accordance with Section 5.01.

“Capital Contribution” means, with respect to any Partner, the amount of any cash, cash equivalents, promissory obligations or the Fair Market Value of other property that such Partner contributes (or is deemed to contribute) to the Partnership pursuant to Article III.

3

“Capital Stock” means all classes and series of capital stock of the Corporation, including the Common Stock and the Series A Preferred Stock.

“Cash Settlement” means immediately available funds in U.S. dollars in an amount equal to the product of (a) the Share Settlement and (b) the Common Unit Redemption Price.

“Certificate” has the meaning set forth in the recitals to this Agreement.

“Certificate of Designation” has the meaning set forth in the Contribution Agreement.

“Change of Control Transaction” means (a) a sale of all or substantially all of the Partnership’s assets determined on a consolidated basis, (b) a sale of a majority of the Partnership’s outstanding Units (other than (i) to the Corporation or (ii) in connection with a Redemption or Direct Exchange in accordance with Article XI), or (c) a sale of a majority of the outstanding voting securities of any Material Subsidiary of the Partnership; in any such case, whether by merger, recapitalization, consolidation, reorganization, combination or otherwise; provided, however, that neither (w) a transaction solely between the Partnership or any of its wholly-owned Subsidiaries, on the one hand, and the Partnership or any of its wholly-owned Subsidiaries, on the other hand, nor (x) a transaction solely for the purpose of changing the jurisdiction of domicile of the Partnership, nor (y) a transaction solely for the purpose of changing the form of entity of the Partnership, nor (z) a sale of a majority of the outstanding shares of Common Stock, whether by merger, recapitalization, consolidation, reorganization, combination or otherwise, shall in each case of clauses (w), (x), (y) and (z) constitute a Change of Control Transaction.

“Closing” has the meaning set forth in the Contribution Agreement.

“Code” means the United States Internal Revenue Code of 1986 and any successor statute, as amended from time to time.

“Common Stock” means the Common Stock, par value $0.01 per share, of the Corporation.

“Common Unit” means a Unit representing a fractional part of the Limited Partner Interests of the Limited Partners and having the rights and obligations specified with respect to the Common Units in this Agreement.

“Common Unit Redemption Price” means the average of the volume-weighted closing price for a share of Common Stock on the Stock Exchange or automated or electronic quotation system on which the Common Stock trades, as reported by Bloomberg, L.P., or its successor, for each of the five (5) consecutive full Trading Days ending on and including the last full Trading Day immediately prior to the Redemption Notice Date, subject to appropriate and equitable adjustment for any stock splits, reverse splits, stock dividends or similar events affecting the Common Stock. If the Common Stock no longer trades on a securities exchange or automated or electronic quotation system, then the Common Unit Redemption Price shall be the fair market value of one share of Common Stock, as determined by (a) prior to the occurrence of the First Step Down Event (as defined in the Investor and Registration Rights Agreement), a majority of the Non-Affiliated Directors in good faith and (b) thereafter, the Corporate Board, that would be obtained in an arms-length transaction between an informed and willing buyer and an informed and willing seller, with neither party having any compulsion to buy or sell, and without regard to the particular circumstances of the buyer or seller.

4

“Contribution Agreement” means that certain Contribution Agreement, dated as of November 2, 2020, by and among the Corporation, JSTX, and the Partnership (as may be amended or supplemented from time to time).

“Corporate Board” means the Board of Directors of the Corporation.

“Corporation” has the meaning set forth in the recitals to this Agreement, together with its successors and assigns.

“Credit Agreement” means any credit facility or obligation of the Partnership or any of its Subsidiaries, as borrower, as may be subsequently amended, restated, supplemented or otherwise modified from time to time, and including any one or more refinancings or replacements thereof, in whole or in part, with any other debt facility or debt obligation.

“Delaware Act” means the Delaware Revised Uniform Limited Partnership Act, 6 Del.L. § 17-101, et seq., as it may be amended from time to time, and any successor thereto.

“Depletable Property” means each separate oil and gas property as defined in Code Section 614.

“Depreciation” means, for each Taxable Year or other Fiscal Period, an amount equal to the depreciation, amortization or other cost recovery deduction (excluding depletion) allowable for U.S. federal income tax purposes with respect to property for such Taxable Year or other Fiscal Period, except that (a) if the Book Value of any such property differs from its adjusted tax basis for U.S. federal income tax purposes, and if such difference is being eliminated by use of the “remedial method” pursuant to Treasury Regulations Section 1.704-3(d), Depreciation for such Taxable Year or other Fiscal Period shall be the amount of book basis recovered for such Taxable Year or other Fiscal Period under the rules prescribed by Treasury Regulations Section 1.704-3(d)(2), and (b) with respect to any other such property, the Book Value of which differs from its adjusted tax basis at the beginning of such Taxable Year or other Fiscal Period, Depreciation shall be an amount which bears the same ratio to such beginning Book Value as the U.S. federal income tax depreciation, amortization, or other cost recovery deduction for such Taxable Year or other Fiscal Period bears to such beginning adjusted tax basis; provided, however, that if the adjusted tax basis of any property at the beginning of such Taxable Year or other Fiscal Period is zero dollars ($0.00), Depreciation with respect to such property shall be determined with reference to such beginning Book Value using any reasonable method selected by the General Partner.

“Designated Individual” has the meaning set forth in Section 9.04(a).

“Direct Exchange” has the meaning set forth in Section 11.03(a).

“Discount” has the meaning set forth in Section 6.05.

5

“Distribution” (and, with a correlative meaning, “Distribute”) means each distribution made by the Partnership to a Limited Partner with respect to such Limited Partner’s Units, whether in cash, property, or securities of the Partnership and whether by liquidating distribution or otherwise; provided, however, that none of the following shall be a Distribution: (a) any recapitalization that does not result in the distribution of cash or property to Limited Partners or any exchange of securities of the Partnership, and any subdivision (by Unit split or otherwise) or any combination (by reverse Unit split or otherwise) of any outstanding Units, (b) any other payment made by the Partnership to a Limited Partner in redemption of all or a portion of such Limited Partner’s Units, or (c) any amounts payable pursuant to Section 6.05.

“Effective Time” has the meaning set forth in Section 16.14.

“Equity Plan” means any stock or equity purchase plan, restricted stock or equity plan or other similar equity compensation plan now or hereafter adopted by the Partnership or the Corporation.

“Equity Securities” means (a) with respect to the Partnership or any of its Subsidiaries, (i) Units or other equity interests in the Partnership or any Subsidiary of the Partnership (including other classes or groups thereof having such relative rights, powers and duties as may from time to time be established by the General Partner pursuant to the provisions of this Agreement, including rights, powers and/or duties senior to existing classes and groups of Units and other equity interests in the Partnership or any Subsidiary of the Partnership), (ii) obligations, evidences of indebtedness or other securities or interests convertible or exchangeable into Units or other equity interests in the Partnership or any Subsidiary of the Partnership, and (iii) warrants, options or other rights to purchase or otherwise acquire Units or other equity interests in the Partnership or any Subsidiary of the Partnership and (b) with respect to the Corporation, any and all shares, interests, participation or other equivalents (however designated) of corporate stock, including all common stock and preferred stock, or warrants, options or other rights to acquire any of the foregoing, including any debt instrument convertible or exchangeable into any of the foregoing.

“Event of Withdrawal” means the expulsion, bankruptcy or dissolution of a Partner or the occurrence of any other event that terminates the continued partnership of a Partner in the Partnership. “Event of Withdrawal” shall not include an event that does not terminate the existence of such Partner under applicable state law (or, in the case of a trust that is a Partner, does not terminate the trusteeship of the fiduciaries under such trust with respect to all the Limited Partner Interests of such trust that is a Limited Partner).

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exchange Election Notice” has the meaning set forth in Section 11.03(b).

“Fair Market Value” means, with respect to any asset, its fair market value determined according to Article XV.

“Fiscal Period” means any interim accounting period within a Taxable Year established by the Partnership and which is permitted or required by Code Section 706.

“Fiscal Year” means the Partnership’s annual accounting period established pursuant to Section 8.02.

6

“General Partner” means PV Energy Holdings GP LLC, a Delaware limited liability company, and its successors and permitted assigns as general partner of the Partnership. The General Partner, in its capacity as such, has no obligation to make Capital Contributions or right to receive Distributions under this Agreement.

“General Partner Interest” means the non-economic management interest of the General Partner in the Partnership (in its capacity as a general partner without reference to any Limited Partner Interest held by it) and includes any and all rights, powers and benefits to which the General Partner is entitled as provided in this Agreement, together with all obligations of the General Partner to comply with the terms and provisions of this Agreement. The General Partner Interest does not include any rights to Profits or Losses or any rights to receive Distributions from operations or upon the liquidation or winding-up of the Partnership.

“Governmental Entity” means any legislature, court, tribunal, authority, agency, commission, division, board, bureau, branch, official, or other instrumentality of the United States, or any domestic state, county, city, or other political subdivision, governmental department, or similar governing entity, and including any governmental body exercising similar powers of authority and jurisdiction, in each case with jurisdiction over the Partnership or its business.

“Indemnified Person” has the meaning set forth in Section 7.04(a).

“Initial Limited Partnership Agreement” has the meaning set forth in the recitals to this Agreement.

“Investment Company Act” means the U.S. Investment Company Act of 1940, as amended from time to time.

“Investor and Registration Rights Agreement” means that certain Investor and Registration Rights Agreement, dated as of the date hereof, by and among the Corporation, JSTX and RCR (together with any joinder thereto from time to time by any successor or assign to any party to such Agreement).

“Joinder” means a joinder to this Agreement, in form and substance substantially similar to Exhibit A to this Agreement.

“JSTX” means JSTX Holdings, LLC, a Delaware limited liability company.

“Law” means any applicable constitutional provision, statute, act, code (including the Code), law, regulation, rule, order, or decree of a Governmental Entity.

“Limited Partner” means, as of any date of determination, (a) each of the partners named on the Schedule of Limited Partners and (b) any Person admitted to the Partnership as a Substituted Limited Partner or Additional Limited Partner in accordance with Article XII, but in each case only so long as such Person is shown on the Partnership’s books and records as the owner of one or more Units.

“Limited Partner Interest” means the interest of a Partner in Profits, Losses and Distributions.

7

“Losses” means items of Partnership loss or deduction determined according to Section 5.01(b).

“Majority Partners” means the Limited Partners (which may include the General Partner if it is also a Limited Partner) holding a majority of the Units then outstanding; provided that, if as of any date of determination, a majority of the Units are then held by the General Partner or any of its Affiliates controlled by the Corporation, then “Majority Partners” shall mean the Limited Partners holding a majority of the Units (excluding Units held by the General Partner or any of its Affiliates controlled by the Corporation) then outstanding.

“Market Price” means, with respect to a share of Common Stock as of a specified date, the last sale price per share of Common Stock, regular way, or if no such sale took place on such day, the average of the closing bid and asked prices per share of Common Stock, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the Stock Exchange or, if the Common Stock is not listed or admitted to trading on any Stock Exchange, the last quoted price, or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System or, if such system is no longer in use, the principal other automated quotation system that may then be in use or, if the Common Stock is not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Common Stock selected by the Corporate Board or, in the event that no trading price is available for the shares of Common Stock, the fair market value of a share of Common Stock, as determined in good faith by the Corporate Board.

“Material Subsidiary” means any direct or indirect Subsidiary of the Partnership that, as of any date of determination, represents more than (a) 50% of the consolidated net tangible assets of the Partnership or (b) 50% of the consolidated net income of the Partnership before interest, taxes, depreciation and amortization.

“Non-Affiliated Directors” has the meaning set forth in the Investor and Registration Rights Agreement.

“Officer” has the meaning set forth in Section 6.01(b).

“Optionee” means a Person to whom a stock option is granted under any Stock Option Plan.

“Other Agreements” has the meaning set forth in Section 10.04.

“Partner” means the General Partner or any Limited Partner.

“Partner Minimum Gain” means “partner nonrecourse debt minimum gain” as defined in Treasury Regulations Section 1.704-2(i)(3).

“Partnership” has the meaning set forth in the preamble to this Agreement.

“Partnership Directives” has the meaning set forth in Section 16.16(c).

8

“Partnership Employee” means an employee of, or other service provider to, the Partnership or any Subsidiary, in each case acting in such capacity.

“Partnership Level Taxes” has the meeting set forth in Section 9.04(b).

“Partnership Minimum Gain” means “partnership minimum gain” determined pursuant to Treasury Regulations Section 1.704-2(d).

“Partnership Representative” has the meaning set forth in Section 9.04(a).

“Percentage Interest” means, with respect to a Partner at a particular time, such Partner’s percentage interest in the Partnership determined by dividing such Partner’s Units by the total Units of all Partners at such time. The Percentage Interest of each Partner shall be calculated to the 4th decimal place, and the Percentage Interest with respect to the General Partner Interest shall at all times be zero.

“Permitted Transfer” has the meaning set forth in Section 10.02.

“Person” means any individual, corporation, limited liability company, partnership, joint venture, association, joint stock company, trust, enterprise, unincorporated organization, or Governmental Entity.

“Pro rata,” “proportional,” “in proportion to,” and other similar terms, means, with respect to the holder of Units, pro rata based upon the number of such Units held by such holder as compared to the total number of Units outstanding.

“Profits” means items of Partnership income and gain determined according to Section 5.01(b).

“RCR” means Rocky Creek Resources, LLC, a Delaware limited liability company.

“Reclassification Event” means any of the following: (a) any reclassification or recapitalization of Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination or any transaction subject to Section 3.04), (b) any merger, consolidation or other combination involving the Corporation, or (c) any sale, conveyance, lease, or other disposal of all or substantially all the properties and assets of the Corporation to any other Person, in each of clauses (a), (b) or (c), as a result of which holders of Capital Stock shall be entitled to receive cash, securities or other property for their shares of Capital Stock.

“Redeemed Partner” has the meaning set forth in Section 11.01(a).

“Redeemed Units” has the meaning set forth in Section 11.01(a).

“Redemption” has the meaning set forth in Section 11.01(a).

“Redemption Date” has the meaning set forth in Section 11.01(a).

9

“Redemption Notice” has the meaning set forth in Section 11.01(a).

“Redemption Notice Date” has the meaning set forth in Section 11.01(a).

“Redemption Right” has the meaning set forth in Section 11.01(a).

“Regulatory Allocations” has the meaning set forth in Section 5.03(g).

“Reimbursable Expenses” has the meaning set forth Section 16.16(a).

“Related Person” has the meaning set forth in Section 7.01(c).

“Relative” means, with respect to any natural person: (a) such natural person’s spouse; (b) any lineal descendant, parent, grandparent, great grandparent or sibling or any lineal descendant of such sibling (in each case whether by blood or legal adoption); and (c) the spouse of a natural person described in clause (b) of this definition.

“Reporting Partner” has the meaning set forth in Section 9.03.

“Required Preferred Shares” means a number of shares of Series A Preferred Stock equal to one one-hundredth (1/100th) of a share for each Common Unit that is (a) surrendered in accordance with Section 3.03(c)(i), (b) issued in accordance with Section 3.03(c)(ii), (c) Transferred in accordance with Article X, or (d) otherwise redeemed or exchanged in accordance with Article XI.

“Retraction Notice” has the meaning set forth in Section 11.01(b).

“Schedule of Limited Partners” has the meaning set forth in Section 3.01(b).

“SEC” means the U.S. Securities and Exchange Commission, including any governmental body or agency succeeding to the functions thereof.

“Securities Act” means the U.S. Securities Act of 1933, as amended, and applicable rules and regulations thereunder, and any successor to such statute, rules or regulations. Any reference herein to a specific section, rule or regulation of the Securities Act shall be deemed to include any corresponding provisions of future Law.

“Series A Preferred Stock” means the Series A Preferred Stock, par value $0.01 per share, of the Corporation.

“Services” has the meaning set forth in Section 16.16(a).

“Services Personnel” has the meaning set forth in Section 16.16(a).

“Settlement Method Notice” has the meaning set forth in Section 11.01(b).

“Share Settlement” means a number of shares of Common Stock equal to the number of Redeemed Units.

10

“Simulated Basis” means, with respect to each Depletable Property, the Book Value of such property. For purposes of such computation, the Simulated Basis of each Depletable Property (including any additions to such Simulated Basis resulting from expenditures required to be capitalized in such Simulated Basis) shall be allocated to each Partner in accordance with such Partner’s relative Percentage Interest as of the time such Depletable Property (or such addition to such Simulated Basis resulting from expenditures required to be capitalized in such Simulated Basis) is acquired (or expended) by the Partnership, and shall be reallocated among the Partners in accordance with the such Partners’ Percentage Interest as determined immediately following the occurrence of an event giving rise to an adjustment to the Book Value of the Partnership’s Depletable Properties.

“Simulated Depletion” means, with respect to each Depletable Property, a depletion allowance computed in accordance with U.S. federal income tax principles and in a manner specified in Treasury Regulations Section 1.704-1(b)(2)(iv)(k)(2). For purposes of computing Simulated Depletion with respect to any Depletable Property, in no event shall such allowance, in the aggregate, exceed the Simulated Basis of such Depletable Property.

“Simulated Gain” means the excess, if any, of the amount realized from the sale or other disposition of a Depletable Property over the Book Value of such Depletable Property and determined pursuant to Treasury Regulations Section 1.704-1(b)(2)(iv)(k)(2).

“Simulated Loss” means the excess, if any, of the Book Value of a Depletable Property over the amount realized from the sale or other disposition of such Depletable Property and determined pursuant to Treasury Regulations Section 1.704-1(b)(2)(iv)(k)(2).

“Sponsor Person” has the meaning set forth in Section 7.04(d).

“Stand-Alone Margin Tax Liability” has the meaning set forth in Section 9.03.

“Stock Exchange” means the Nasdaq Global Select Market or such other principal United States securities exchange on which the Common Stock is listed or admitted to trading.

“Stock Option Plan” means any stock option plan now or hereafter adopted by the Partnership or by the Corporation.

“Subsidiary” means, with respect to a Person, any Person, whether incorporated or unincorporated, of which (a) at least 50% of the securities or ownership interests having by their terms ordinary voting power to elect a majority of the board of directors or other Persons performing similar functions, (b) a general partner interest, or (c) a managing member interest, is directly or indirectly owned or controlled by the subject Person or by one or more of its respective Subsidiaries. For purposes hereof, references to a “Subsidiary” of the Partnership shall be given effect only at such times that the Partnership has one or more Subsidiaries, and, unless otherwise indicated, the term “Subsidiary” refers to a Subsidiary of the Partnership.

“Substituted Limited Partner” means a Person that is admitted as a Limited Partner to the Partnership pursuant to Section 12.01 with all of the rights of a Limited Partner and who is shown as a Limited Partner on the books and records of the Partnership.

11

“Tax Advance” has the meaning set forth in Section 4.01(b)(ii).

“Taxable Year” means the Partnership’s accounting period for U.S. federal income tax purposes determined pursuant to Section 9.02.

“Total Separate Company Margin Tax Liability” has the meaning set forth in Section 9.03.

“Trading Day” means a day on which the Stock Exchange or such other principal United States securities exchange on which the Common Stock is listed or admitted to trading is open for the transaction of business (unless such trading shall have been suspended for the entire day).

“Transfer” (and, with a correlative meaning, “Transferring”) means any sale, transfer, assignment, pledge, encumbrance, or other disposition of (whether directly or indirectly, whether with or without consideration and whether voluntarily or involuntarily or by operation of Law) any interest (legal or beneficial) in any Equity Securities of the Partnership; provided however, that the following shall not constitute a Transfer hereunder: (a) any direct or indirect transfer of any equity or other interest (legal or beneficial) in any Partner unless substantially all of the assets of such Partner consist solely of Units or (b) without limitation of clause (a) above, with respect to (i) any Person that directly or indirectly holds any equity or other interests (legal or beneficial) in any Partner and constitutes a fund or similar pooled investment vehicle, any transfer of limited partnership interests or similar equity interests in such Person or (ii) the Corporation, any transfer of equity interests in the Corporation.

“Transfer Agent” means (a) with respect to any Common Units, the Partnership or such other Person as determined by the General Partner, and (b) with respect to any shares of Series A Preferred Stock, American Stock Transfer & Trust Company or any successor transfer agent, or such other Person as determined by the General Partner.

“Treasury Regulations” means the regulations promulgated by the U.S. Department of the Treasury pursuant to and in respect of provisions of the Code and any corresponding provisions of succeeding regulations.

“Unit” means a Limited Partner Interest of a Limited Partner or a permitted Assignee in the Partnership and shall include Common Units, but shall not include the General Partner Interest.

“Value” means (a) for any Stock Option Plan, the Market Price for the trading day immediately preceding the date of exercise of a stock option under such Stock Option Plan and (b) for any Equity Plan other than a Stock Option Plan, the Market Price for the trading day immediately preceding the Vesting Date.

“Vesting Date” has the meaning set forth in Section 3.10(c).

ARTICLE II

ORGANIZATIONAL MATTERS

Section 2.01 Formation of Partnership. The Partnership was formed on October 30, 2020 pursuant to the provisions of the Delaware Act.

12

Section 2.02 Amended and Restated Limited Partnership Agreement. The Partners hereby execute this Agreement for the purpose of continuing the affairs of the Partnership and the conduct of its business in accordance with the provisions of the Delaware Act. The Partners hereby agree that during the term of the Partnership set forth in Section 2.06, the rights and obligations of the Partners with respect to the Partnership will be determined in accordance with the terms and conditions of this Agreement and the Delaware Act. On any matter upon which this Agreement is silent, the Delaware Act shall control. No provision of this Agreement shall be in violation of the Delaware Act and, to the extent any provision of this Agreement is in violation of the Delaware Act, such provision shall be void and of no effect to the extent of such violation without affecting the validity of the other provisions of this Agreement; provided, however, that where the Delaware Act provides that a provision of the Delaware Act shall apply “unless otherwise provided in a limited partnership agreement” or words of similar effect, the relevant provisions of this Agreement shall in each instance control; provided, further, that notwithstanding the foregoing, Section 17-212 of the Delaware Act shall not apply or be incorporated into this Agreement.

Section 2.03 Name. The name of the Partnership shall be “PV Energy Holdings, L.P.” The General Partner in its sole discretion may change the name of the Partnership at any time and from time to time. Notification of any such change shall be given to all of the Partners and, to the extent practicable, to all of the holders of any Equity Securities then outstanding. The Partnership’s business may be conducted under its name and/or any other name or names deemed advisable by the General Partner.

Section 2.04 Purpose. The primary business and purpose of the Partnership shall be to engage in such activities as are permitted under the Delaware Act and determined from time to time by the General Partner in accordance with the terms and conditions of this Agreement.

Section 2.05 Principal Office; Registered Office. The principal office of the Partnership shall be at 16285 Park Ten Place, Suite 500, Houston, Texas 77084, or such other place as the General Partner may from time to time designate. The address of the registered office of the Partnership in the State of Delaware shall be 1209 Orange Street, Wilmington, Delaware 19801, and the registered agent for service of process on the Partnership in the State of Delaware at such registered office shall be CT Corporation System. The General Partner may from time to time change the Partnership’s registered agent and registered office in the State of Delaware.

Section 2.06 Term. The term of the Partnership commenced upon the filing of the Certificate in accordance with the Delaware Act and shall continue in existence until termination and dissolution of the Partnership in accordance with the provisions of Article XIV.

Section 2.07 No Joint Venture. Except for U.S. federal income tax purposes, the Partners intend that the Partnership not be a joint venture, and that no Partner be a joint venturer of any other Partner by virtue of this Agreement, and neither this Agreement nor any other document entered into by the Partnership or any Partner relating to the subject matter hereof shall be construed to suggest otherwise.

13

ARTICLE III

PARTNERS; UNITS; CAPITALIZATION

Section 3.01 Partners.

(a) The Corporation previously was admitted as a Limited Partner and shall remain a Limited Partner of the Partnership and the General Partner previously was admitted as the sole general partner of the Partnership and shall remain the sole general partner of the Partnership, in each case, upon the Effective Time. At the Effective Time and concurrently with the contributions described in Section 3.03(a), JSTX and RCR shall be admitted to the Partnership as Limited Partners.

(b) The Partnership shall maintain a schedule setting forth: (i) the name and address of each Limited Partner and (ii) the aggregate number of outstanding Units and the number and class of Units held by each Limited Partner (such schedule, the “Schedule of Limited Partners”). The applicable Schedule of Limited Partners in effect as of the Effective Time (after giving effect to the contributions described in Section 3.03) is set forth as Schedule 1 to this Agreement. The Schedule of Limited Partners shall be the definitive record of ownership of each Unit of the Partnership and all relevant information with respect to each Limited Partner. The Partnership shall be entitled to recognize the exclusive right of a Person registered on its records as the owner of Units for all purposes and shall not be bound to recognize any equitable or other claim to or interest in Units on the part of any other Person, whether or not it shall have express or other notice thereof, except as otherwise provided by the Delaware Act.

(c) No Limited Partner shall be required or, except as approved by the General Partner and in accordance with the other provisions of this Agreement, permitted to loan any money or property to the Partnership or borrow any money or property from the Partnership.

Section 3.02 Units. Interests in the Partnership shall be represented by Units, or such other securities of the Partnership, in each case as the General Partner may establish in its discretion in accordance with the terms and subject to the restrictions hereof. Immediately after the Effective Time, the Units will be comprised of a single class of Common Units. Without limiting the foregoing, to the extent required pursuant to Section 3.04(a), the General Partner may create one or more classes or series of Common Units or preferred Units solely to the extent they have substantially the same rights to dividends and distributions (including distributions upon liquidation) and other economic rights as a class of common stock of the Corporation or class or series of preferred stock of the Corporation.

Section 3.03 New Limited Partner Contribution; the Corporation’s Capital Contribution; Asset Contribution Agreement Matters.

(a) New Limited Partner Contributions. Pursuant to the Contribution Agreement, at the Closing, JSTX contributed to the Partnership, as a Capital Contribution, cash in exchange for the number of Common Units set forth next to JSTX’s name on Schedule 1, which are hereby issued and outstanding as of the Effective Time. Pursuant to the Asset Contribution Agreement, at the Closing, RCR contributed to the Partnership, as a Capital Contribution, the Assets in exchange for the number of Common Units set forth next to RCR’s name on Schedule 1, which are hereby issued and outstanding as of the Effective Time.

14

(b) The Corporation’s Contribution. Pursuant to the Contribution Agreement, at the Closing, the Corporation contributed to the Partnership, as a Capital Contribution, the equity interests in the resulting entity following the conversion of Penn Virginia Holding Corp. from a Delaware corporation to a Delaware limited liability company, in exchange for the number of Common Units set forth next to the Corporation’s name on Schedule 1, which are hereby issued and outstanding as of the Effective Time.

(c) Asset Contribution Agreement Matters.

(i) Following the Effective Time, in connection with (A) the delivery by RCR to the Partnership of any Common Units included in the Adjustment Securities (as defined in the Asset Contribution Agreement) pursuant to Section 3.5 (Post-Closing Adjustment) of the Asset Contribution Agreement, (B) the release and delivery by the Transfer Agent to the Partnership of any Common Units included in the Defect Deposit Securities (as defined in the Asset Contribution Agreement) pursuant to Section 10.6 (Defect Deposit) of the Asset Contribution Agreement or (C) the release and delivery by the Transfer Agent to the Partnership of any Common Units included in the Indemnity Securities (as defined in the Asset Contribution Agreement) in connection with the satisfaction of any claim for indemnification pursuant to Section 11.13 (Indemnity Escrow) of the Asset Contribution Agreement (any such delivery of Common Units, an “Adjustment Surrender”), (1) any such Common Units delivered to the Partnership by RCR or the Transfer Agent in satisfaction of such Adjustment Surrender shall be surrendered to the Partnership and cancelled and Schedule 1 shall be updated accordingly without approval required from any Partner, and (2) simultaneously therewith, the Required Preferred Shares shall be surrendered to the Corporation and cancelled in exchange for a payment by the Corporation to RCR in an amount equal to the aggregate par value of the Required Preferred Shares so surrendered. Such surrender and cancellation of the Common Units and the Required Preferred Shares shall be treated as having occurred for all purposes as of the Effective Time. Any Partner required to surrender Common Units pursuant to this Section 3.03(c)(i) agrees to take all such actions and execute any documents, instruments or certificates to effect the surrender and cancellation of the Common Units and the Required Preferred Shares as may reasonably be requested by the General Partner, the Corporation or the Transfer Agent.

(ii) If, following the Effective Time, the Partnership is required to issue additional Common Units to RCR pursuant to the terms of the Asset Contribution Agreement (including pursuant to Section 3.5 (Post-Closing Adjustment), Section 7.2 (Preferential Rights to Purchase) or Section 7.3 (Required Consents) of the Asset Contribution Agreement), the Partnership shall so issue such additional Common Units to RCR (and the Corporation shall issue to RCR the applicable Required Preferred Shares in exchange for the aggregate par value thereof) and Schedule 1 shall be updated accordingly without approval required from any Partner. Any additional Common Units (or Required Preferred Shares) issued as provided in this Section 3.03(c)(ii) shall be treated as having been issued and outstanding for all purposes as of the Effective Time. The General Partner shall cause the Partnership to take all such actions and execute such documents, instruments or certificates to effect the issuance of the Common Units and Required Preferred Shares as provided in this Section 3.03(c)(ii).

15

(iii) For purposes of clarity, (A) certain Common Units (and corresponding shares of Series A Preferred Stock (as determined pursuant to the Asset Contribution Agreement)) that have been issued to and are held by RCR as of the Effective Time are held in escrow with the Transfer Agent as of the Effective Time as part of the Indemnity Escrow (as defined in the Asset Contribution Agreement) or, if applicable, the Defect Deposit Escrow (as defined in the Asset Contribution Agreement), and shall be released and delivered from escrow as provided in the Asset Contribution Agreement, and (B) if any Common Units (and corresponding shares of Series A Preferred Stock (as determined pursuant to the Asset Contribution Agreement)) are released and delivered from escrow to RCR pursuant to the Asset Contribution Agreement, such release and delivery shall not be deemed to be a Transfer or an additional issuance of such Common Units or shares of Series A Preferred Stock for purposes hereof and no update to Schedule 1 shall be required on account of such release and delivery.

Section 3.04 Authorization and Issuance of Additional Units.

(a) If at any time the Corporation issues a share of its Common Stock or any other Equity Security of the Corporation, (i) the Partnership shall issue to the Corporation one Common Unit (if the Corporation issues a share of Common Stock), or such other Equity Security of the Partnership (if the Corporation issues Equity Securities other than Common Stock) corresponding to the Equity Securities issued by the Corporation, and with substantially the same rights to dividends and distributions (including distributions upon liquidation) and other economic rights as those of such Equity Securities of the Corporation and (ii) the net proceeds received by the Corporation with respect to the corresponding share of Common Stock or other Equity Security, if any, shall be concurrently contributed by the Corporation to the Partnership as a Capital Contribution; provided, that if the Corporation issues any shares of Common Stock in order to directly purchase from another Limited Partner (other than the Corporation) a number of Common Units (and the Required Preferred Shares) pursuant to Section 11.03(a), then the Partnership shall not issue any new Common Units in connection therewith and the Corporation shall not be required to transfer such net proceeds to the Partnership (it being understood that such net proceeds shall instead be transferred to such other Limited Partner as consideration for such purchase). Notwithstanding the foregoing, this Section 3.04(a) shall not apply to (i) (A) the issuance and distribution to holders of shares of Common Stock of rights to purchase Equity Securities of the Corporation under a “poison pill” or similar shareholders rights plan or (B) the issuance under the Corporation’s Equity Plans or Stock Option Plans of any warrants, options, other rights to acquire Equity Securities of the Corporation or rights or property that may be converted into or settled in Equity Securities of the Corporation, but shall in each of the foregoing cases apply to the issuance of Equity Securities of the Corporation in connection with the exercise or settlement of such rights, warrants, options or other rights or property, (ii) the issuance of Equity Securities pursuant to any Equity Plan (other than a Stock Option Plan) that are restricted, subject to forfeiture or otherwise unvested upon issuance, but shall apply on the applicable Vesting Date with respect to such Equity Securities or (iii) the issuance of any Required Preferred Shares in connection with the issuance of Common Units to any Limited Partner. Except pursuant to Article XI, (x) the Partnership may not

16

issue any additional Common Units to the Corporation or any of its Subsidiaries unless substantially simultaneously the Corporation or such Subsidiary issues or sells an equal number of shares of the Corporation’s Common Stock to another Person, and (y) the Partnership may not issue any other Equity Securities of the Partnership to the Corporation or any of its Subsidiaries unless substantially simultaneously the Corporation or such Subsidiary issues or sells, to another Person, an equal number of shares of a new class or series of Equity Securities of the Corporation or such Subsidiary with substantially the same rights to dividends and distributions (including distributions upon liquidation) and other economic rights as those of such Equity Securities of the Partnership.

(b) The Partnership shall only be permitted to issue additional Units or other Equity Securities in the Partnership to the Persons and on the terms and conditions provided for in Section 3.02, Section 3.03(c)(ii), this Section 3.04 and Section 3.11.

(c) The Partnership shall not in any manner effect any subdivision (by equity split, equity distribution, reclassification, recapitalization or otherwise) or combination (by reverse equity split, reclassification, recapitalization or otherwise) of the outstanding Common Units unless accompanied by an identical subdivision or combination, as applicable, of the outstanding Capital Stock, with corresponding changes made with respect to any other exchangeable or convertible securities. The Corporation shall not in any manner effect any subdivision (by stock split, stock dividend, reclassification, recapitalization or otherwise) or combination (by reverse stock split, reclassification, recapitalization or otherwise) of the outstanding Capital Stock unless accompanied by an identical subdivision or combination, as applicable, of the outstanding Common Units, with corresponding changes made with respect to any other exchangeable or convertible securities. The Partnership shall not in any manner effect any subdivision (by equity split, equity distribution, reclassification, recapitalization or otherwise) or combination (by reverse equity split, reclassification, recapitalization or otherwise) of any outstanding Equity Securities of the Partnership (other than the Common Units) unless accompanied by an identical subdivision or combination, as applicable, of the corresponding Equity Securities of the Corporation, with corresponding changes made with respect to any other exchangeable or convertible securities. The Corporation shall not in any manner effect any subdivision (by stock split, stock dividend, reclassification, recapitalization or otherwise) or combination (by reverse stock split, reclassification, recapitalization or otherwise) of any outstanding Equity Securities of the Corporation (other than the Capital Stock) unless accompanied by an identical subdivision or combination, as applicable, of the corresponding Equity Securities of the Partnership, with corresponding changes made with respect to any other exchangeable or convertible securities.

Section 3.05 Repurchases or Redemptions. The Corporation or any of its Subsidiaries may not redeem, repurchase or otherwise acquire (i) any shares of Common Stock unless substantially simultaneously the Partnership redeems, repurchases or otherwise acquires from the Corporation an equal number of Common Units for the same price per security or (ii) any other Equity Securities of the Corporation unless substantially simultaneously the Partnership redeems, repurchases or otherwise acquires from the Corporation an equivalent number of Equity Securities of the Partnership of a corresponding class or series with substantially the same rights to dividends and distributions (including distributions upon liquidation) and other economic rights as those of such Equity Securities of the Corporation for the same price per security. The Partnership may not redeem, repurchase or otherwise acquire (A) any Common Units from the Corporation or any

17

of its Subsidiaries unless substantially simultaneously the Corporation or such Subsidiary redeems, repurchases or otherwise acquires an equal number of shares of Common Stock for the same price per security from holders thereof, or (B) any other Equity Securities of the Partnership from the Corporation or any of its Subsidiaries unless substantially simultaneously the Corporation or such Subsidiary redeems, repurchases or otherwise acquires for the same price per security an equivalent number of Equity Securities of the Corporation of a corresponding class or series with substantially the same rights to dividends and distributions (including distribution upon liquidation) and other economic rights as those of such Equity Securities of the Corporation. Notwithstanding the foregoing, (x) to the extent that any consideration payable by the Corporation in connection with the redemption or repurchase of any shares of Common Stock or other Equity Securities of the Corporation or any of its Subsidiaries consists (in whole or in part) of shares of Common Stock or such other Equity Securities (including, for the avoidance of doubt, in connection with the cashless exercise of an option or warrant), then the redemption or repurchase of the corresponding Common Units or other Equity Securities of the Partnership shall be effectuated in an equivalent manner, and (y) this Section 3.05 shall not apply with respect to any shares of Series A Preferred Stock that are surrendered pursuant to Section 3.03(c)(i) or redeemed pursuant to Article XI.

Section 3.06 Certificates Representing Units; Lost, Stolen or Destroyed Certificates; Registration and Transfer of Units.

(a) Units shall not be certificated unless otherwise determined by the General Partner. If the General Partner determines that one or more Units shall be certificated, each such certificate shall be signed by or in the name of the Partnership, by the Chief Executive Officer and any other officer designated by the General Partner, representing the number of Units held by such holder. Such certificate shall be in such form (and shall contain such legends) as the General Partner may determine. Any or all of such signatures on any certificate representing one or more Units may be a facsimile, engraved or printed, to the extent permitted by applicable Law. The General Partner agrees that it shall not elect to treat any Unit as a “security” within the meaning of Article 8 of the Uniform Commercial Code unless thereafter all Units then outstanding are represented by one or more certificates.

(b) If Units are certificated, the General Partner may direct that a new certificate representing one or more Units be issued in place of any certificate theretofore issued by the Partnership alleged to have been lost, stolen or destroyed, upon delivery to the General Partner of an affidavit of the owner or owners of such certificate, setting forth such allegation. The General Partner may require the owner of such lost, stolen or destroyed certificate, or such owner’s legal representative, to give the Partnership a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of any such new certificate.

(c) Upon surrender to the Partnership or the transfer agent of the Partnership, if any, of a certificate for one or more Units, duly endorsed or accompanied by appropriate evidence of succession, assignment or authority to transfer, in compliance with the provisions hereof, the Partnership shall issue a new certificate representing one or more Units to the Person entitled thereto, cancel the old certificate and record the transaction upon its books. Subject to the provisions of this Agreement, the General Partner may prescribe such additional rules and regulations as it may deem appropriate relating to the issue, Transfer and registration of Units.

18

Section 3.07 Negative Capital Accounts. No Partner shall be required to pay to any other Partner or the Partnership any deficit or negative balance which may exist from time to time in such Partner’s Capital Account (including upon and after dissolution of the Partnership).

Section 3.08 No Withdrawal. No Person shall be entitled to withdraw any part of such Person’s Capital Contribution or Capital Account or to receive any Distribution from the Partnership, except as expressly provided in this Agreement.

Section 3.09 Loans From Partners. Loans by Partners to the Partnership shall not be considered Capital Contributions. Subject to the provisions of Section 3.01(c), the amount of any such advances shall be a debt of the Partnership to such Partner and shall be payable or collectible in accordance with the terms and conditions upon which such advances are made.

Section 3.10 Tax Treatment of Corporate Stock Option Plans and Equity Plans.

(a) Options Granted to Persons other than Partnership Employees. If at any time or from time to time, in connection with any Stock Option Plan, a stock option granted for shares of Common Stock to a Person other than a Partnership Employee is duly exercised, notwithstanding the amount of the Capital Contribution actually made pursuant to Section 3.04(a), solely for U.S. federal (and applicable state and local) income tax purposes, the Corporation shall be deemed to have contributed to the Partnership as a Capital Contribution, in lieu of the Capital Contribution actually made and in consideration of additional Common Units, an amount equal to the Value of a share of Common Stock as of the date of such exercise multiplied by the number of shares of Common Stock then being issued by the Corporation in connection with the exercise of such stock option.

(b) Options Granted to Partnership Employees. If at any time or from time to time, in connection with any Stock Option Plan, a stock option granted for shares of Common Stock to a Partnership Employee is duly exercised, solely for U.S. federal (and applicable state and local) income tax purposes, the following transactions shall be deemed to have occurred:

(i) The Corporation shall sell to the Optionee, and the Optionee shall purchase from the Corporation, the number of shares of Common Stock equal to the number of shares of Common Stock as to which such stock option is being exercised multiplied by the following: (x) the exercise price payable by the Optionee in connection with the exercise of such stock option divided by (y) the Value of a share of Common Stock at the time of such exercise.

(ii) The Corporation shall sell to the Partnership (or, if the Optionee is an employee of, or other service provider to, a Subsidiary, the Corporation shall sell to such Subsidiary), and the Partnership (or such Subsidiary, as applicable) shall purchase from the Corporation, a number of shares of Common Stock equal to the excess of (x) the number of shares of Common Stock as to which such stock option is being exercised over (y) the number of shares of Common Stock sold pursuant to Section 3.10(b)(i) hereof. The purchase price per share of Common Stock for such sale of shares of Common Stock to the Partnership (or such Subsidiary) shall be the Value of a share of Common Stock as of the date of exercise of such stock option.

19

(iii) The Partnership shall transfer to the Optionee (or, if the Optionee is an employee of, or other service provider to, a Subsidiary, the Subsidiary shall transfer to the Optionee) at no additional cost to such Partnership Employee and as additional compensation to such Partnership Employee, the number of shares of Common Stock described in Section 3.10(b)(ii).

(iv) The Corporation shall be deemed to have contributed any amounts received by the Corporation pursuant to Section 3.10(b)(i) and any amount deemed to be received by the Partnership pursuant to Section 3.10(b)(ii) in connection with the exercise of such stock option.

The transactions described in this Section 3.10(b) are intended to comply with the provisions of Treasury Regulations Section 1.1032-3 and shall be interpreted consistently therewith.

(c) Restricted Stock Granted to Partnership Employees. If at any time or from time to time, in connection with any Equity Plan (other than a Stock Option Plan), any shares of Common Stock are issued to a Partnership Employee (including any shares of Common Stock that are subject to forfeiture in the event such Partnership Employee terminates his or her employment with the Partnership or any Subsidiary) in consideration for services performed for the Partnership or any Subsidiary, on the date (such date, the “Vesting Date”) that the Value of such shares is includible in taxable income of such Partnership Employee, the following events will be deemed to have occurred solely for U.S. federal (and applicable state and local) income tax purposes: (i) the Corporation shall be deemed to have sold such shares of Common Stock to the Partnership (or, if such Partnership Employee is an employee of, or other service provider to, a Subsidiary, to such Subsidiary) for a purchase price equal to the Value of such shares of Common Stock, (ii) the Partnership (or such Subsidiary) shall be deemed to have delivered such shares of Common Stock to such Partnership Employee, (iii) the Corporation shall be deemed to have contributed the purchase price for such shares of Common Stock to the Partnership as a Capital Contribution, and (iv) in the case where such Partnership Employee is an employee of a Subsidiary, the Partnership shall be deemed to have contributed such amount to the capital of the Subsidiary.

(d) Future Stock Incentive Plans. Nothing in this Agreement shall be construed or applied to preclude or restrain the Corporation from adopting, modifying or terminating stock incentive plans for the benefit of employees, directors or other business associates of the Corporation, the Partnership or any of their respective Affiliates. The Partners acknowledge and agree that, in the event that any such plan is adopted, modified or terminated by the Corporation, amendments to this Section 3.10 may become necessary or advisable and that any approval or consent to any such amendments requested by the Corporation shall be deemed granted by the General Partner without the requirement of any further consent or acknowledgement of any other Partner.

(e) Anti-dilution adjustments. For all purposes of this Section 3.10, the number of shares of Common Stock and the corresponding number of Common Units shall be determined after giving effect to all anti-dilution or similar adjustments that are applicable, as of the date of exercise or vesting, to the option, warrant, restricted stock or other equity interest that is being exercised or becomes vested under the applicable Stock Option Plan or other Equity Plan and applicable award or grant documentation.

20

Section 3.11 Dividend Reinvestment Plan, Cash Option Purchase Plan, Stock Incentive Plan or Other Plan. Except as may otherwise be provided in this Article III, all amounts received or deemed received by the Corporation in respect of any dividend reinvestment plan, cash option purchase plan, stock incentive or other stock or subscription plan or agreement, either (a) shall be utilized by the Corporation to effect open market purchases of shares of Common Stock, or (b) if the Corporation elects instead to issue new shares of Common Stock with respect to such amounts, shall be contributed by the Corporation to the Partnership in exchange for additional Units. Upon such contribution, the Partnership will issue to the Corporation a number of Units equal to the number of new shares of Common Stock so issued.

ARTICLE IV

DISTRIBUTIONS

Section 4.01 Distributions.

(a) Available Cash; Other Distributions. To the extent permitted by applicable Law and hereunder, Distributions to Limited Partners may be declared by the General Partner out of Available Cash or other funds or property legally available therefor in such amounts and on such terms (including the payment dates of such Distributions) as the General Partner shall determine using such record date as the General Partner may designate; such Distributions shall be made to the Limited Partners as of the close of business on such record date on a pro rata basis in accordance with each Limited Partner’s Percentage Interest as of the close of business on such record date; provided, however, that the General Partner shall have the obligation to make Distributions as set forth in Section 4.01(b) and Section 14.02; and provided further that, notwithstanding any other provision herein to the contrary, no Distributions shall be made to any Limited Partner to the extent such Distribution would violate Section 17-607 of the Delaware Act. Promptly following the designation of a record date and the declaration of a Distribution pursuant to this Section 4.01(a), the General Partner shall give notice to each Limited Partner of the record date, the amount and the terms of the Distribution and the payment date thereof. In furtherance of the foregoing, it is intended that the General Partner shall, to the extent permitted by applicable Law and hereunder, have the right in its sole discretion to make Distributions to the Limited Partners pursuant to this Section 4.01(a) in such amounts as shall enable the Corporation to pay dividends or to meet its obligations (to the extent such obligations are not otherwise able to be satisfied as a result of the Distributions required to be made pursuant to Section 4.01(b) or reimbursements required to be made pursuant to Section 6.05).

(b) Tax Distributions and Tax Advances. With respect to any tax period (or the portion thereof) ending after the date hereof:

(i) The Partnership shall make distributions to all Limited Partners pro rata, in accordance with each Limited Partner’s Percentage Interest, on a quarterly basis and in such amounts as necessary to enable the Corporation to timely satisfy all of its U.S. federal, state and local and non-U.S. tax liabilities.

21

(ii) If a Partner (other than the Corporation) has an Assumed Tax Liability for the relevant quarter in excess of the sum of the cumulative amount of cash distributed under Section 4.01(a) and Section 4.01(b) and any Tax Advances remitted to such Partner through such date, the Partnership shall, to the extent permitted by applicable Law, and subject to the availability of funds and any restrictions contained in any agreement to which the Partnership or any of its Subsidiaries is bound, make advances to such Partner in an amount equal to such excess (a “Tax Advance”) to enable such Partner (or any direct or indirect owner of such Partner) to timely satisfy its U.S. federal, state and local and non-U.S. tax liabilities, including estimated tax liabilities. Any such Tax Advance shall be treated as an advance against and, thus, shall reduce (without duplication), any future distributions that would otherwise be made to such Partner pursuant to Section 4.01(a) and Section 14.02(d). Notwithstanding the foregoing, such Partner may choose to decline any Tax Advance payable to such Partner pursuant to this Section 4.01(b)(ii). If there is a Tax Advance outstanding with respect to a Partner who (A) elects to participate in a Redemption (including, for the avoidance of doubt, any Direct Exchange at the option of the Corporation pursuant to Section 11.03), or (B) Transfers Units pursuant to the provisions of Article X, then in each case, as a condition to such Redemption or Transfer, such Partner shall indemnify and hold harmless the Partnership against such Tax Advance, and shall be required to promptly pay to the Partnership (but in all events within fifteen (15) days after the Redemption Date or the date of the applicable Transfer, as the case may be) an amount of cash equal to the proportionate share of such Tax Advance relating to its Common Units subject to the Redemption or Transfer (determined at the time of the Redemption or Transfer based on the number of Common Units subject to the Redemption or Transfer as compared to the total number of Common Units held by such Partner), provided that, in the case of a Transfer described in the foregoing clause (B), such Partner shall not be required to pay such amount of cash equal to the proportionate share of such Tax Advance relating to its Common Units subject to such Transfer if the transferee is credit worthy (based on the reasonable judgment of the General Partner) and agrees to assume (pursuant to terms reasonably acceptable to the General Partner) such Partner’s obligation to repay to the Partnership such amount equal to the proportionate share of such Partner’s existing Tax Advance relating to such Common Units subject to the Transfer, and such Partner shall be relieved from any liabilities associated with and the obligation to repay its existing Tax Advance relating to such Common Units subject to such Transfer. The obligations of each Partner pursuant to the preceding sentence shall survive the withdrawal of any Partner or the transfer of any Partner’s Units in the Partnership and shall apply to any current or former Partner. For the avoidance of doubt, any repayment of a Tax Advance pursuant to the previous sentence shall not be treated as a Capital Contribution.

22

Section 4.02 Restricted Distributions. Notwithstanding any provision to the contrary contained in this Agreement, the Partnership shall not make any Distribution to any Partner on account of any Limited Partner Interest if such Distribution would violate any applicable Law or the terms of the Credit Agreement or other debt financing of the Partnership or its Subsidiaries.

ARTICLE V

CAPITAL ACCOUNTS; ALLOCATIONS; TAX MATTERS

Section 5.01 Capital Accounts.

(a) The Partnership shall maintain a separate Capital Account for each Partner according to the rules of Treasury Regulations Section 1.704-1(b)(2)(iv). For this purpose, the Partnership may (in the discretion of the General Partner), upon the occurrence of the events specified in Treasury Regulations Section 1.704-1(b)(2)(iv)(f), increase or decrease the Capital Accounts in accordance with the rules of such Treasury Regulations and Treasury Regulations Section 1.704-1(b)(2)(iv)(g) to reflect a revaluation of Partnership property.

(b) For purposes of computing the amount of any item of Partnership income, gain, loss or deduction to be allocated pursuant to this Article V and to be reflected in the Capital Accounts of the Partners, the determination, recognition and classification of any such item shall be the same as its determination, recognition and classification for U.S. federal income tax purposes (including any method of depreciation, cost recovery or amortization used for this purpose); provided, however, that:

(i) The computation of all items of income, gain, loss and deduction shall include those items described in Code Section 705(a)(l)(B) or Code Section 705(a)(2)(B) and Treasury Regulations Section 1.704-1(b)(2)(iv)(i), without regard to the fact that such items are not includable in gross income or are not deductible for U.S. federal income tax purposes.

(ii) If the Book Value of any Partnership property is adjusted pursuant to Treasury Regulations Section 1.704-1(b)(2)(iv)(e) or (f), the amount of such adjustment shall be taken into account as gain or loss from the disposition of such property.

(iii) Items of income, gain, loss or deduction attributable to the disposition of Partnership property having a Book Value that differs from its adjusted basis for tax purposes shall be computed by reference to the Book Value of such property.

(iv) In lieu of the depreciation, amortization and other cost recovery deductions (excluding depletion) taken into account in computing Profits or Losses, there shall be taken into account Depreciation for such Taxable Year or other Fiscal Period.

(v) To the extent an adjustment to the adjusted tax basis of any Partnership asset pursuant to Code Sections 732(d), 734(b) or 743(b) is required, pursuant to Treasury Regulations Section 1.704-1(b)(2)(iv)(m), to be taken into account in determining Capital Accounts, the amount of such adjustment to the Capital Accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis).

23

(vi) Simulated Gains with respect to Depletable Properties shall be taken into account in computing Profits and Losses in lieu of actual gains on such Depletable Properties.

(vii) Items specifically allocated under Section 5.03 shall be excluded from the computation of Profits and Losses.

Section 5.02 Allocations. After giving effect to the allocations under Section 5.03, Profits and Losses (or items thereof) for any Taxable Year or other Fiscal Period shall be allocated among the Capital Accounts of the Partners in such a manner that, after adjusting for all Capital Contributions and distributions through the end of such Taxable Year or other Fiscal Period, the Capital Account balance of each Partner, immediately after making such allocation, is as nearly as possible equal to (a) the amount such Partner would receive pursuant to Section 14.02(d) if all of the assets of the Partnership on hand at the end of such Taxable Year or other Fiscal Period were sold for cash equal to their Book Values, all liabilities of the Partnership were satisfied in cash in accordance with their terms (limited with respect to each nonrecourse liability to the Book Value of the assets securing such liability), and all remaining or resulting cash were distributed, in accordance with Section 14.02(d), to the Partners, minus (b) such Partner’s share of the Partnership Minimum Gain and Partner Minimum Gain, computed immediately prior to the hypothetical sale of assets, and the amount any such Partner is treated as obligated to contribute to the Partnership, computed immediately after the hypothetical sale of assets. Notwithstanding any contrary provision in this Agreement, the General Partner shall make appropriate adjustments to allocations of Profits and Losses to (or, if necessary, allocate items of gross income, gain, loss or deduction of the Partnership among) the Partners such that, to the maximum extent possible, the Capital Accounts of the Partners are proportionate to their Percentage Interests. In each case, such adjustments or allocations shall occur, to the maximum extent possible, in the Taxable Year or other Fiscal Period of the event requiring such adjustments or allocations.

Section 5.03 Regulatory and Special Allocations.

(a) Partner nonrecourse deductions (as defined in Treasury Regulations Section 1.704-2(i)(2)) attributable to partner nonrecourse debt (as defined in Treasury Regulations Section 1.704-2(b)(4)) shall be allocated in the manner required by Treasury Regulations Section 1.704-2(i). If there is a net decrease during a Taxable Year in Partner Minimum Gain, Profits for such Taxable Year (and, if necessary, for subsequent Taxable Years) shall be allocated to the Partners in the amounts and of such character as determined according to Treasury Regulations Section 1.704-2(i)(4). This Section 5.03(a) is intended to be a partner nonrecourse debt minimum gain chargeback provision that complies with the requirements of Treasury Regulations Section 1.704-2(i), and shall be interpreted in a manner consistent therewith.

(b) Nonrecourse deductions (as determined according to Treasury Regulations Section 1.704-2(b)(1)) for any Taxable Year shall be allocated pro rata among the Partners in accordance with their Percentage Interests. Except as otherwise provided in Section 5.03(a), if there is a net decrease in the Partnership Minimum Gain during any Taxable Year, each Partner shall be allocated Profits for such Taxable Year (and, if necessary, for subsequent Taxable Years) in the amounts and of such character as determined according to Treasury Regulations Section 1.704-2(f). This Section 5.03(b) is intended to be a minimum gain chargeback provision that complies with the requirements of Treasury Regulations Section 1.704-2(f), and shall be interpreted in a manner consistent therewith.

24

(c) If any Partner that unexpectedly receives an adjustment, allocation or Distribution described in Treasury Regulations Section 1.704-1(b)(2)(ii)(d)(4), (5) and (6) has an Adjusted Capital Account Deficit as of the end of any Taxable Year, computed after the application of Sections 5.03(a) and 5.03(b) but before the application of any other provision of this Article V, then Profits for such Taxable Year shall be allocated to such Partner in proportion to, and to the extent of, such Adjusted Capital Account Deficit. This Section 5.03(c) is intended to be a qualified income offset provision as described in Treasury Regulations Section 1.704-1(b)(2)(ii)(d) and shall be interpreted in a manner consistent therewith.

(d) If the allocation of Losses to a Partner as provided in Section 5.02 would create or increase an Adjusted Capital Account Deficit, there shall be allocated to such Partner only that amount of Losses as will not create or increase an Adjusted Capital Account Deficit. The Losses that would, absent the application of the preceding sentence, otherwise be allocated to such Partner shall be allocated to the other Partners in accordance with their relative Percentage Interests, subject to this Section 5.03(d).

(e) Profits and Losses described in Section 5.01(b)(v) shall be allocated in a manner consistent with the manner that the adjustments to the Capital Accounts are required to be made pursuant to Treasury Regulations Section 1.704-1(b)(2)(iv)(j) and (m).

(f) Simulated Depletion for each Depletable Property and Simulated Loss upon the disposition of a Depletable Property shall be allocated among the Partners in proportion to their shares of the Simulated Basis in such property.

(g) The allocations set forth in Section 5.03(a) through and including Section 5.03(e) (the “Regulatory Allocations”) are intended to comply with certain requirements of Sections 1.704-1(b) and 1.704-2 of the Treasury Regulations. The Regulatory Allocations may not be consistent with the manner in which the Partners intend to allocate Profit and Loss of the Partnership or make Distributions. Accordingly, notwithstanding the other provisions of this Article V, but subject to the Regulatory Allocations, income, gain, deduction and loss shall be reallocated among the Partners so as to eliminate the effect of the Regulatory Allocations and thereby cause the respective Capital Accounts of the Partners to be in the amounts (or as close thereto as possible) they would have been if Profit and Loss (and such other items of income, gain, deduction and loss) had been allocated without reference to the Regulatory Allocations. In general, the Partners anticipate that this will be accomplished by specially allocating other Profit and Loss (and such other items of income, gain, deduction and loss) among the Partners so that the net amount of the Regulatory Allocations and such special allocations to each such Partner is zero.

Section 5.04 Tax Allocations.

(a) The income, gains, losses, deductions and credits of the Partnership will be allocated, for U.S. federal (and applicable state and local) income tax purposes, among the Partners in accordance with the allocation of such income, gains, losses, deductions and credits among the Partners for computing their Capital Accounts; provided, that if any such allocation is not permitted by the Code or other applicable Law, the Partnership’s subsequent income, gains, losses, deductions and credits will be allocated among the Partners so as to reflect as nearly as possible the allocation set forth herein in computing their Capital Accounts.

25

(b) Items of Partnership taxable income, gain, loss, deduction and depletion with respect to any property contributed to the capital of the Partnership shall be allocated among the Partners in accordance with Code Section 704(c) so as to take account of any variation between the adjusted basis of such property to the Partnership for U.S. federal income tax purposes and its Book Value using the “traditional allocation method”, as described in Treasury Regulations Section 1.704-3(b).

(c) If the Book Value of any Partnership asset is adjusted pursuant to Section 5.01(b), subsequent allocations of items of taxable income, gain, loss and deduction with respect to such asset shall take account of any variation between the adjusted basis of such asset for U.S. federal income tax purposes and its Book Value under Code Section 704(c) in the manner determined in good faith by the General Partner.

(d) If, as a result of an exercise of a noncompensatory option to acquire an interest in the Partnership, a Capital Account reallocation is required under Treasury Regulations Section 1.704-1(b)(2)(iv)(s)(3), the Partnership shall make corrective allocations pursuant to Treasury Regulations Section 1.704-1(b)(4)(x).

(e) Allocations of tax credits, tax credit recapture, and any items related thereto shall be allocated to the Partners pro rata as determined by the General Partner taking into account the principles of Treasury Regulations Section 1.704-1(b)(4)(ii).

(f) For purposes of determining a Partner’s pro rata share of the Partnership’s “excess nonrecourse liabilities” within the meaning of Treasury Regulations Section 1.752-3(a)(3), each Partner’s interest in income and gain shall be in proportion to its Percentage Interest.

(g) Cost and percentage depletion deductions with respect each Depletable Property shall be computed separately by the Partners rather than the Partnership. For purposes of such computations, the U.S. federal income tax basis of each Depletable Property shall be allocated to each Partner in accordance with such Partner’s Percentage Interest as of the time such Depletable Property is acquired by the Partnership, and shall be reallocated among the Partners in accordance with such Partner’s Percentage Interest as determined immediately following the occurrence of an event giving rise to an adjustment to the Book Values of the Partnership’s Depletable Properties pursuant to the definition of Book Value (or at the time of any material additions to the U.S. federal income tax basis of such Depletable Property). Such allocations are intended to be applied in accordance with the “partners’ interests in partnership capital” under Code Section 613A(c)(7)(D); provided that the Partners understand and agree that the General Partner may authorize special allocations of tax basis, income, gain, deduction or loss, as computed for U.S. federal income tax purposes, in order to eliminate differences between Simulated Basis and adjusted U.S. federal income tax basis with respect to Depletable Properties, in such manner as determined consistent with the principles of Code Section 704(c), the Treasury Regulations thereunder, and the portions of the Treasury Regulations under Code Section 704(b) that apply the principles of Code Section 704(c), using the “traditional allocation method,” as described in Treasury Regulations Section

26

1.704-3(b). For the purposes of applying Code Section 704(c) to Depletable Properties (i) the amount by which any Partner’s Capital Account is adjusted for Simulated Depletion shall be treated as an amount of book depletion allocated to such Partner and (ii) the amount of cost depletion computed by such Partner under Code Section 613A(c)(7)(D) shall be treated as an amount of tax depletion allocated to such Partner.

(h) For purposes of the separate computation of gain or loss by each Partner on a taxable disposition of Depletable Property, the amount realized from such disposition shall be allocated (i) first, to the Partners in an amount equal to the Simulated Basis in such Depletable Property and in the same proportion as their shares thereof were allocated and (ii) second, any remaining amount realized shall be allocated consistent with the allocation of Simulated Gains; provided, however, that the Partners understand and agree that the General Partner may authorize special allocations of tax basis, income, gain, deduction or loss, as computed for U.S. federal income tax purposes, in order to eliminate differences between Simulated Basis and adjusted U.S. federal income tax basis with respect to Depletable Properties, in such manner as determined by the General Partner consistent with the principles of Code Section 704(c), the Treasury Regulations thereunder, and the portions of the Treasury Regulations under Code Section 704(b) that apply the principles of Code Section 704(c), using the “traditional allocation method,” as described in Treasury Regulations Section 1.704-3(b). The provisions of this Section 5.05(h) and the other provisions of this Agreement relating to allocations under Code Section 613A(c)(7)(D) are intended to comply with Treasury Regulations Section 1.704-1(b)(4)(v) and shall be interpreted and applied in a manner consistent with such Treasury Regulations.

(i) Each Partner shall, in a manner consistent with this Article V, separately keep records of its share of the adjusted tax basis in each Depletable Property, adjust such share of the adjusted tax basis for any cost or percentage depletion allowable with respect to such property and use such adjusted tax basis in the computation of its cost depletion or in the computation of its gain or loss on the disposition of such property by the Partnership. Upon the request of the Partnership, each Partner may advise the Partnership of its adjusted tax basis in each Depletable Property and any depletion computed with respect thereto, both as computed in accordance with the provisions of this subsection. The Partnership may rely on such information and, if it is not provided by the Partner, may make such reasonable assumptions as it shall determine with respect thereto.

(j) Allocations pursuant to this Section 5.04 are solely for purposes of U.S. federal (and applicable state and local) income taxes and shall not affect, or in any way be taken into account in computing, any Partner’s Capital Account or share of Profits, Losses, Distributions or other Partnership items pursuant to any provision of this Agreement.

Section 5.05 Withholding; Indemnification and Reimbursement for Payments on Behalf of a Partner. The Partnership and its Subsidiaries may withhold from distributions, allocations or portions thereof, if it is required to do so by any applicable Law, and each Partner hereby authorizes the Partnership and its Subsidiaries to withhold or pay on behalf of, or with respect to, such Partner any amount of U.S. federal, state, or local or non-U.S. taxes that the General Partner determines, in good faith, that the Partnership or any of its Subsidiaries is required to withhold or pay with respect to any amount distributable or allocable to such Partner pursuant to this Agreement. In addition, if the Partnership is obligated to pay any other amount to a Governmental Entity (or otherwise makes a payment to a Governmental Entity) that is specifically attributable to a Partner

27

(including U.S. federal income taxes as a result of Partnership obligations arising in connection with a U.S. federal income tax audit of the Partnership with respect to items of income, gain, loss deduction or credit allocable or attributable to such Partner, state personal property taxes, and state unincorporated business taxes), then such tax shall be treated as an amount of taxes withheld or paid with respect to such Partner pursuant to this Section 5.05. For all purposes under this Agreement, any amounts withheld or paid with respect to a Partner pursuant to this Section 5.05 shall be treated as having been distributed to such Partner at the time such withholding or payment is made. Further, to the extent that the cumulative amount of such withholding or payment for any period exceeds the distributions to which such Partner is entitled for such period, such Partner shall indemnify the Partnership in full for the amount of such excess. The General Partner may offset Distributions to which a Partner is otherwise entitled under this Agreement against such Partner’s obligation to indemnify the Partnership under this Section 5.05. A Partner’s obligation to indemnify the Partnership under this Section 5.05 shall survive such Partner ceasing to be a partner in the Partnership and the termination, dissolution, liquidation and winding up of the Partnership, and for purposes of this Section 5.05, the Partnership shall be treated as continuing in existence. The Partnership may pursue and enforce all rights and remedies it may have against each Partner under this Section 5.05, including instituting a lawsuit to collect amounts owed under such indemnity with interest accruing from the date such withholding or payment is made by the Partnership at a rate per annum equal to the sum of the Base Rate (but not in excess of the highest rate per annum permitted by Law). Each Partner hereby agrees to furnish to the Partnership such information and forms as required or reasonably requested in order to comply with any laws and regulations governing withholding of tax or in order to claim any reduced rate of, or exemption from, withholding to which the Partner is legally entitled.

Section 5.06 Tax Treatment. Notwithstanding anything to the contrary, the Partnership and the Partners intend to follow the tax treatment described in Section 4.12 of the Contribution Agreement and Section 6.7(g) of the Asset Contribution Agreement, as applicable.

ARTICLE VI

MANAGEMENT

Section 6.01 Authority of General Partner.

(a) Except for situations in which the approval of any Limited Partner(s) is specifically required by this Agreement, (i) all management powers over the business and affairs of the Partnership shall be exclusively vested in the General Partner and (ii) the General Partner shall conduct, direct and exercise full control over all activities of the Partnership. Except as otherwise expressly provided for herein and subject to the other provisions of this Agreement, no Limited Partner has the right or power to participate in the management or affairs of the Partnership, nor does any Limited Partner have the power to sign for or bind the Partnership or deal with third parties on behalf of the Partnership without the consent of the General Partner.

(b) The day-to-day business and operations of the Partnership shall be overseen and implemented by officers of the Partnership (each, an “Officer” and collectively, the “Officers”), subject to the limitations imposed by the General Partner. An Officer may, but need not, be a Partner. Each Officer shall be appointed by the General Partner and shall hold office until his or her successor shall be duly designated and shall qualify or until his or her death or until he or she

28

shall resign or shall have been removed in the manner hereinafter provided. Any one Person may hold more than one office. Subject to the other provisions in this Agreement, the salaries or other compensation, if any, of the Officers shall be fixed from time to time by the General Partner. The authority and responsibility of the Officers shall include, but not be limited to, such duties as the General Partner may, from time to time, delegate to them and the carrying out of the Partnership’s business and affairs on a day-to-day basis. An Officer may also perform one or more roles as an officer of the General Partner. The General Partner may remove any Officer from office at any time, with or without cause. If any vacancy shall occur in any office, for any reason whatsoever, then the General Partner shall have the right to appoint a new Officer to fill the vacancy.

(c) The General Partner shall have the power and authority to effectuate the sale, lease, transfer, exchange or other disposition of any, all or substantially all of the assets of the Partnership (including the exercise or grant of any conversion, option, privilege or subscription right or any other right available in connection with any assets at any time held by the Partnership) or the merger, consolidation, reorganization or other combination of the Partnership with or into another entity.

(d) Notwithstanding any other provision of this Agreement, neither the General Partner nor any Officer authorized by the General Partner shall have the authority, on behalf of the Partnership, either directly or indirectly, without the prior approval of each Partner, to take any action that would result in the failure of the Partnership to be taxable as a partnership for purposes of U.S. federal income tax, or take any position inconsistent with treating the Partnership as a partnership for purposes of U.S. federal income tax, except as required by Law.

Section 6.02 Actions of the General Partner. The General Partner may act through any Officer or through any other Person or Persons to whom authority and duties have been delegated pursuant to Section 6.01.

Section 6.03 Transfer and Withdrawal of General Partner.

(a) The General Partner shall not have the right to transfer or assign the General Partner Interest, and the General Partner shall not have the right to withdraw from the Partnership; provided, that, without the consent of any of the Limited Partners, the General Partner may in good faith, at the General Partner’s expense, be reconstituted as or converted into a corporation, partnership or other form of entity (any such reconstituted or converted entity being deemed to be the General Partner for all purposes hereof) by merger, consolidation, conversion or otherwise, or transfer or assign the General Partner Interest (in whole or in part) to one of its Affiliates that is a wholly owned Subsidiary of the Corporation so long as such other entity or Affiliate shall have assumed in writing the obligations of the General Partner under this Agreement. In the event of an assignment or other transfer of all of the General Partner Interest in accordance with this Section 6.03, such assignee or transferee shall be substituted in the General Partner’s place as general partner of the Partnership and immediately thereafter the General Partner shall withdraw as a general partner of the Partnership (but shall remain entitled to exculpation and indemnification pursuant to Section 6.07 and Section 7.04 with respect to events occurring on or prior to such date).

29

(b) Except as otherwise contemplated by Section 6.03(a), no assignee or transferee shall become the general partner of the Partnership by virtue of such assignee’s or transferee’s receiving all or a portion of any interest in the Partnership from the General Partner or another assignee or transferee from the General Partner without the written consent of all of the Partners to such substitution, which consent may be given or withheld, or made subject to such conditions as each Partner deems appropriate in its sole discretion.

Section 6.04 Transactions Between Partnership and General Partner. The General Partner may cause the Partnership to contract and deal with the General Partner, or any Affiliate of the General Partner, provided such contracts and dealings are (i) on terms comparable to and competitive with those available to the Partnership from others dealing at arm’s length, (ii) are approved by the Partners holding a majority of the Units (excluding Units held by the General Partner and its controlled Affiliates) then outstanding and (iii) are otherwise permitted by the Credit Agreement.

Section 6.05 Reimbursement for Expenses. The Limited Partners acknowledge and agree that the General Partner is and will continue to be a wholly owned Subsidiary of the Corporation, whose Common Stock is and will continue to be publicly traded, and therefore the General Partner and the Corporation will have access to the public capital markets and that such status and the services performed by the General Partner will inure to the benefit of the Partnership and all Limited Partners; therefore, the General Partner and the Corporation shall be reimbursed by the Partnership for any reasonable out-of-pocket expenses incurred on behalf of the Partnership, including all fees, expenses and costs of the Corporation being a public company (including public reporting obligations, proxy statements, stockholder meetings, stock exchange fees, transfer agent fees, SEC and FINRA filing fees and offering expenses) and maintaining its corporate existence. In the event that (i) shares of Common Stock are sold to underwriters in any public offering after the Effective Time at a price per share that is lower than the price per share for which such shares of Common Stock are sold to the public in such public offering after taking into account underwriters’ discounts or commissions and brokers’ fees or commissions (including, for the avoidance of doubt, any deferred discounts or commissions and brokers’ fees or commissions payable in connection with or as a result of the closing of such public offering) (such difference, the “Discount”) and (ii) the proceeds from such public offering are used to fund the Cash Settlement for any Redeemed Units or otherwise contributed to the Partnership, the Partnership shall reimburse the Corporation for such Discount by treating such Discount as an additional Capital Contribution made by the Corporation to the Partnership, issuing Common Units in respect of such deemed Capital Contribution in accordance with Section 11.02, and increasing the Corporation’s Capital Account by the amount of such Discount. To the extent practicable, expenses incurred by the General Partner or the Corporation on behalf of or for the benefit of the Partnership shall be billed directly to and paid by the Partnership and, if and to the extent any reimbursements to the General Partner or the Corporation or any of their respective Affiliates by the Partnership pursuant to this Section 6.05 constitute gross income to such Person (as opposed to the repayment of advances made by such Person on behalf of the Partnership), such amounts shall be treated as “guaranteed payments” within the meaning of Code Section 707(c).

Section 6.06 [Reserved].

30

Section 6.07 Limitation of Liability of the General Partner.

(a) Except as otherwise provided herein or in an agreement entered into by such Person and the Partnership, neither the General Partner nor any of the General Partner’s Affiliates shall be liable to the Partnership or to any Partner that is not the General Partner for any act or omission performed or omitted by the General Partner in its capacity as the general partner of the Partnership pursuant to authority granted to the General Partner by this Agreement; provided, however, that, except as otherwise provided herein, such limitation of liability shall not apply to the extent the act or omission was attributable to the General Partner’s bad faith, willful misconduct or violation of Law in which the General Partner acted with knowledge that its conduct was unlawful. The General Partner may exercise any of the powers granted to it by this Agreement and perform any of the duties imposed upon it hereunder either directly or by or through its agents, and shall not be responsible for any misconduct or negligence on the part of any such agent (so long as such agent was selected in good faith and with reasonable care). The General Partner shall be entitled to rely upon the advice of legal counsel, independent public accountants and other experts, including financial advisors, and any act of or failure to act by the General Partner in good faith reliance on such advice shall in no event subject the General Partner to liability to the Partnership or any Partner that is not the General Partner.

(b) Whenever this Agreement or any other agreement contemplated herein provides that the General Partner shall act in a manner which is, or provide terms which are, “fair and reasonable” to the Partnership or any Partner that is not the General Partner, the General Partner shall determine such appropriate action or provide such terms considering, in each case, the relative interests of each party to such agreement, transaction or situation and the benefits and burdens relating to such interests, any customary or accepted industry practices, and any applicable United States generally accepted accounting practices or principles.

(c) Whenever in this Agreement or any other agreement contemplated herein, the General Partner is permitted or required to take any action or to make a decision in its “sole discretion” with “complete discretion” or under a grant of similar authority or latitude, the General Partner shall be entitled to consider such interests and factors as it desires, including its own interests, and shall, to the fullest extent permitted by applicable Law, have no duty or obligation to give any consideration to any interest of or factors affecting the Partnership or other Partners.

(d) Whenever in this Agreement the General Partner is permitted or required to take any action or to make a decision in its “reasonable discretion,” “good faith” or under another express standard, the General Partner shall act under such express standard and, to the fullest extent permitted by applicable Law, shall not be subject to any other or different standards imposed by this Agreement or any other agreement contemplated herein, and, notwithstanding anything contained herein to the contrary, so long as the General Partner acts in good faith, the resolution, action or terms so made, taken or provided by the General Partner shall not constitute a breach of this Agreement or any other agreement contemplated herein or impose liability upon the General Partner or any of the General Partner’s Affiliates.

Section 6.08 Investment Company Act. The General Partner shall use its best efforts to ensure that the Partnership shall not be subject to registration as an investment company pursuant to the Investment Company Act.

31

Section 6.09 Outside Activities of the Corporation and the General Partner. The Corporation shall not, and shall not cause or permit the General Partner to, directly or indirectly, enter into or conduct any business or operations, other than, as applicable, in connection with (a) the ownership, acquisition and disposition of Common Units and the General Partner Interest, (b) the management of the business and affairs of the Partnership and its Subsidiaries, (c) the operation of the Corporation as a reporting company with a class (or classes) of securities registered under Section 12 or 15(d) of the Exchange Act and listed on a securities exchange, (d) the offering, sale, syndication, private placement or public offering of stock, bonds, securities or other interests, (e) financing or refinancing of any type related to the Partnership, its Subsidiaries or their assets or activities, and (f) such activities as are incidental to the foregoing; provided, however, that, except as otherwise provided herein, the net proceeds of any sale of Equity Securities of the Corporation pursuant to the preceding clauses (d) and (e) shall be made available to the Partnership as Capital Contributions and the proceeds of any other financing raised by the Corporation pursuant to the preceding clauses (d) and (e) shall be made available to the Partnership as loans or otherwise as deemed appropriate by the Corporation and, provided further, that the Corporation may, in its sole and absolute discretion, from time to time hold or acquire assets in its own name or otherwise other than through the Partnership and its Subsidiaries so long as the Corporation takes all necessary measures to ensure that the economic benefits and burdens of such assets are otherwise vested in the Partnership or its Subsidiaries, through assignment, mortgage loan or otherwise. Nothing contained herein shall be deemed to prohibit the General Partner from executing any guarantee of indebtedness of the Partnership or its Subsidiaries.

Section 6.10 Standard of Care. Except to the extent otherwise expressly set forth in this Agreement, the General Partner shall, in connection with the performance of its duties in its capacity as the General Partner, have the same fiduciary duties to the Partnership and the Partners as would be owed to a Virginia corporation and its stockholders by its directors, and shall be entitled to the benefit of the same presumptions in carrying out such duties as would be afforded to a director of a Virginia corporation (as such duties and presumptions are defined, described and explained under the Laws of the Commonwealth of Virginia as in effect from time to time). The provisions of this Agreement, to the extent that they restrict or eliminate the duties (including fiduciary duties) and liabilities of the General Partner otherwise existing at law or in equity, are agreed by the Partners to replace, to the fullest extent permitted by applicable Law, such other duties and liabilities of the General Partner.

ARTICLE VII

RIGHTS AND OBLIGATIONS OF PARTNERS

Section 7.01 Limitation of Liability and Duties of Partners; Investment Opportunities.

(a) Except as provided in this Agreement or in the Delaware Act, no Partner (including the General Partner) shall be obligated personally for any debt, obligation, or liability solely by reason of being a Partner or acting as the General Partner of the Partnership; provided that, in the case of the General Partner, this sentence shall not in any manner limit the liability of the General Partner to the Partnership or any Partner (other than the General Partner) attributable to a breach by the General Partner of any obligations of the General Partner under this Agreement. Notwithstanding anything contained herein to the contrary, the failure of the Partnership to observe any formalities or requirements relating to the exercise of its powers or management of its business and affairs under this Agreement or the Delaware Act shall not be grounds for imposing personal liability on the Partners for liabilities of the Partnership.

32

(b) In accordance with the Delaware Act and the laws of the State of Delaware, a Partner may, under certain circumstances, be required to return amounts previously distributed to such Partner. It is the intent of the Partners that no Distribution to any Partner pursuant to Article IV shall be deemed a return of money or other property paid or distributed in violation of the Delaware Act. The payment of any such money or Distribution of any such property to a Partner shall be deemed to be a compromise within the meaning of Section 17-502(b) of the Delaware Act, and, to the fullest extent permitted by Law, any Partner receiving any such money or property shall not be required to return any such money or property to the Partnership or any other Person. However, if any court of competent jurisdiction holds that, notwithstanding the provisions of this Agreement, any Partner is obligated to make any such payment, such obligation shall be the obligation of such Partner and not of any other Partner.

(c) Notwithstanding any other provision of this Agreement (subject to Section 6.07 and except as set forth in Section 6.10, in each case with respect to the General Partner), to the extent that, at law or in equity, any Partner (or such Partner’s Affiliate or any manager, managing member, general partner, director, officer, employee, agent, fiduciary or trustee of such Partner or of any Affiliate of such Partner (each Person described in this parenthetical, a “Related Person”)) has duties (including fiduciary duties) to the Partnership, to another Partner (including the General Partner), to any Person who acquires an interest in a Limited Partner Interest or to any other Person bound by this Agreement, all such duties (including fiduciary duties) are hereby eliminated, to the fullest extent permitted by law, and replaced with the duties or standards expressly set forth herein, if any. The elimination of duties (including fiduciary duties) to the Partnership, each of the Partners (including the General Partner), each other Person who acquires an interest in a Limited Partner Interest and each other Person bound by this Agreement and replacement thereof with the duties or standards expressly set forth herein, if any, are approved by the Partnership, each of the Partners (including the General Partner), each other Person who acquires an interest in a Limited Partner Interest and each other Person bound by this Agreement.

(d) Subject to Section 3.06 (Corporate Opportunities) of the Investor and Registration Rights Agreement, and notwithstanding any duty (including any fiduciary duty) otherwise applicable at law or in equity, the doctrine of corporate opportunity, or any analogous doctrine, will not apply to any Partner (including the General Partner) or to any Related Person of such Partner, and no Partner (or any Related Person of such Partner) that acquires knowledge of a potential transaction, agreement, arrangement or other matter that may be an opportunity for the Partnership or the Partners will have any duty to communicate or offer such opportunity to the Partnership or the Partners, or to develop any particular investment, and such Person will not be liable to the Partnership or the Partners for breach of any fiduciary or other duty by reason of the fact that such Person pursues or acquires for, or directs such opportunity to, another Person or does not communicate such investment opportunity to the Partners. Subject to Section 3.06 (Corporate Opportunities) of the Investor and Registration Rights Agreement, notwithstanding any duty (including any fiduciary duty) otherwise applicable at law or in equity, neither the Partnership nor any Partner has any rights or obligations by virtue of this Agreement or the relationships created hereby in or to such independent ventures or the income or profits or losses derived therefrom, and the pursuit of any such ventures outside the Partnership, even if competitive with the activities of the Partnership or the Partners, will not be deemed wrongful or improper.

33

Section 7.02 Lack of Authority. No Partner, other than the General Partner or a duly appointed and authorized Officer, in each case in its capacity as such, has the authority or power to act for or on behalf of the Partnership, to do any act that would be binding on the Partnership or to make any expenditure on behalf of the Partnership. The Partners hereby consent to the exercise by the General Partner of the powers conferred on the General Partner by Law and this Agreement.

Section 7.03 No Right of Partition. No Partner, other than the General Partner, shall have the right to seek or obtain partition by court decree or operation of Law of any Partnership property, or the right to own or use particular or individual assets of the Partnership.

Section 7.04 Indemnification.

(a) Subject to Section 5.05, the Partnership hereby agrees to indemnify and hold harmless any Person (each an “Indemnified Person”) to the fullest extent permitted under the Delaware Act, as the same now exists or may hereafter be amended, substituted, or replaced (but, in the case of any such amendment, substitution, or replacement only to the extent that such amendment, substitution, or replacement permits the Partnership to provide broader indemnification rights than the Partnership is providing immediately prior to such amendment), against all expenses, liabilities, and losses (including attorneys’ fees, judgments, fines, excise taxes or penalties) reasonably incurred or suffered by such Person (or one or more of such Person’s Affiliates) by reason of the fact that such Person is or was a Partner or is or was serving as the General Partner, Officer, employee, Partnership Representative, Designated Individual or other agent of the Partnership or is or was serving at the request of the Partnership as a manager, officer, director, principal, member, employee, or agent of another corporation, partnership, joint venture, limited liability company, trust, or other enterprise; provided, however, that no Indemnified Person shall be indemnified for any expenses, liabilities, and losses suffered that are attributable to such Indemnified Person’s or its Affiliates’ bad faith, willful misconduct or violation of Law in which such Indemnified Person acted with knowledge that its conduct was unlawful; provided, further, that no Indemnified Person shall be indemnified for any expenses, liabilities and losses suffered that are attributable to any proceeding among Partners. Expenses, including attorneys’ fees, incurred by any such Indemnified Person in defending a proceeding shall be paid by the Partnership in advance of the final disposition of such proceeding, including any appeal therefrom, upon receipt of an undertaking by or on behalf of such Indemnified Person to repay such amount if it shall ultimately be determined that such Indemnified Person is not entitled to be indemnified by the Partnership.

(b) The right to indemnification and the advancement of expenses conferred in this Section 7.04 shall not be exclusive of any other right which any Person may have or hereafter acquire under any statute, agreement, bylaw, action by the General Partner, or otherwise.

34

(c) The Partnership may maintain, or cause to be maintained, directors’ and officers’ liability insurance, or substantially equivalent insurance, at its expense, to protect any Indemnified Person against any expense, liability, or loss described in Section 7.04(a) whether or not the Partnership would have the power to indemnify such Indemnified Person against such expense, liability, or loss under the provisions of this Section 7.04; provided, however, that the Partnership’s inability to obtain, directly or indirectly, such insurance shall in no way limit or waive its obligations pursuant to this Section 7.04. The Partnership shall use its commercially reasonable efforts to purchase and maintain, or cause to be purchased and maintained, property and casualty insurance in types and at levels customary for companies of similar size engaged in similar lines of business, as determined in good faith by the General Partner.

(d) Notwithstanding anything contained herein to the contrary (including in this Section 7.04), the Partnership agrees that any indemnification and advancement of expenses available to any current or former Indemnified Person from any investment fund that is an Affiliate of the Partnership who served as a director of the Partnership or as a Partner of the Partnership by virtue of such Person’s service as a member, director, partner, or employee of any such fund prior to or following the Effective Time (any such Person, a “Sponsor Person”) shall be secondary to the indemnification and advancement of expenses to be provided by the Partnership pursuant to this Section 7.04 which shall be provided out of and to the extent of Partnership assets only and no Partner (unless such Partner otherwise agrees in writing or is found in a final decision by a court of competent jurisdiction to have personal liability on account thereof) shall have personal liability on account thereof or shall be required to make additional Capital Contributions to help satisfy such indemnity of the Partnership and the Partnership (i) shall be the primary indemnitor of first resort for such Sponsor Person pursuant to this Section 7.04 and (ii) shall be fully responsible for the advancement of all expenses and the payment of all damages or liabilities with respect to such Sponsor Person which are addressed by this Section 7.04.

(e) If this Section 7.04 or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Partnership shall nevertheless indemnify and hold harmless each Indemnified Person pursuant to this Section 7.04 to the fullest extent permitted by any applicable portion of this Section 7.04 that shall not have been invalidated and to the fullest extent permitted by applicable Law.

Section 7.05 Limited Partners’ Right to Act. For matters that require the approval of the Limited Partners, the Limited Partners shall act through meetings and written consents as described in paragraphs (a) and (b) below:

(a) Except as otherwise expressly provided by this Agreement, acts by the Limited Partners holding a majority of the outstanding Units, voting together as a single class, shall be the acts of the Limited Partners. Any Limited Partner entitled to vote at a meeting of Limited Partners may authorize another person or persons to act for it by proxy. An electronic mail or similar transmission by the Limited Partner, or a photographic, facsimile or similar reproduction of a writing executed by the Limited Partner shall (if stated thereon) be treated as a proxy executed in writing for purposes of this Section 7.05(a). No proxy shall be voted or acted upon after eleven (11) months from the date thereof, unless the proxy provides for a longer period. A proxy shall be revocable unless the proxy form conspicuously states that the proxy is irrevocable and that the proxy is coupled with an interest. Should a proxy designate two or more Persons to act as proxies, unless that instrument shall provide to the contrary, a majority of such Persons present at any meeting at which their powers thereunder are to be exercised shall have and may exercise all the powers of voting or giving consents thereby conferred, or, if only one be present, then such powers may be exercised by that one; or, if an even number attend and a majority do not agree on any particular issue, the Partnership shall not be required to recognize such proxy with respect to such issue if such proxy does not specify how the votes that are the subject of such proxy are to be voted with respect to such issue.

35

(b) The actions by the Limited Partners permitted hereunder may be taken at a meeting called by the General Partner or by the Limited Partners holding a majority of the Units entitled to vote on such matter on at least forty eight (48) hours’ prior written notice to the other Limited Partners entitled to vote, which notice shall state the purpose or purposes for which such meeting is being called. The actions taken by the Limited Partners entitled to vote or consent at any meeting (as opposed to by written consent), however called and noticed, shall be as valid as though taken at a meeting duly held after regular call and notice if (but not until), either before, at or after the meeting, the Limited Partners entitled to vote or consent as to whom it was improperly held signs a written waiver of notice or a consent to the holding of such meeting or an approval of the minutes thereof. The actions by the Limited Partners entitled to vote or consent may be taken by vote of the Limited Partners entitled to vote or consent at a meeting or by written consent, so long as such consent is signed by Limited Partners having not less than the minimum number of Units that would be necessary to authorize or take such action at a meeting at which all Limited Partners entitled to vote thereon were present and voted. Prompt notice of the action so taken, which shall state the purpose or purposes for which such consent is required and may be delivered via email, without a meeting shall be given to those Limited Partners entitled to vote or consent who have not consented in writing; provided, however, that the failure to give any such notice shall not affect the validity of the action taken by such written consent. Any action taken pursuant to such written consent of the Limited Partners shall have the same force and effect as if taken by the Limited Partners at a meeting thereof.

Section 7.06 Inspection Rights. The Partnership shall permit each Partner and each of its designated representatives to visit and inspect, upon reasonable advance notice and during business hours, (a) the books and records of the Partnership, including its partner ledger and a list of its Partners and (b) the books and records of its Subsidiaries, in each case, only to the extent such visitation and inspection would be permitted under Section 3.05 (Information Rights) of the Investor and Registration Rights Agreement and subject to any restrictions contained therein as though such Partner were deemed to be a part of the “Investor Group” (as defined therein).

ARTICLE VIII

BOOKS, RECORDS, ACCOUNTING AND REPORTS

Section 8.01 Records and Accounting. The Partnership shall keep, or cause to be kept, appropriate books and records with respect to the Partnership’s business, including all books and records necessary to provide any information, lists and copies of documents required to be provided pursuant to Section 9.01 or pursuant to applicable Laws. All matters concerning (a) the determination of the relative amount of allocations and Distributions among the Limited Partners pursuant to Articles III and IV and (b) accounting procedures and determinations, and other determinations not specifically and expressly provided for by the terms of this Agreement, shall be determined by the General Partner, whose determination shall be final and conclusive as to all of the Limited Partners absent manifest clerical error.

36

Section 8.02 Fiscal Year. The Fiscal Year of the Partnership shall end on December 31 of each year or such other date as may be established by the General Partner; provided that the Partnership shall have the same Fiscal Year for accounting purposes as its Taxable Year for U.S. federal income tax purposes.

ARTICLE IX

TAX MATTERS

Section 9.01 Preparation of Tax Returns. The General Partner shall arrange, at the Partnership’s expense, for the preparation and timely filing of all tax returns required to be filed by the Partnership and its Subsidiaries. The General Partner shall use reasonable efforts to cause the Partnership to send to each Person who was a Partner at any time during a Taxable Year, a completed IRS Schedule K-1 by April 15 following the end of such Taxable Year. The General Partner also shall timely provide each Partner all other information reasonably requested by a Partner and necessary for the preparation of such Partner’s U.S. federal (and applicable state and local) income tax returns. In addition, the General Partner shall cause the Partnership to provide each such Person a good faith estimate of the amounts to be included on such IRS Schedule K-1 for the relevant Taxable Year by February 28 following the end of such Taxable Year. Subject to the terms and conditions of this Agreement, the General Partner shall have the authority to prepare the tax returns of the Partnership using the elections set forth in Section 9.02 and such other permissible methods and elections as it determines in its reasonable discretion.

Section 9.02 Tax Elections. The Partnership and any eligible Subsidiary shall make an election pursuant to Code Section 754 and shall not thereafter revoke such election at any time. In addition, the Partnership and each eligible Subsidiary shall make the following elections on the appropriate forms or tax returns:

(a) to adopt the calendar year as its Taxable Year, if permitted under the Code;

(b) to adopt the accrual method of accounting for U.S. federal income tax purposes; and

(c) to elect to amortize the organizational expenses as permitted by Code Section 709(b).

Each Partner will upon request supply any information reasonably necessary to give proper effect to any such elections.

Section 9.03 Texas Margin Tax Sharing Arrangement. If applicable Law requires (a) a Partner (the “Reporting Partner”) and (b) the Partnership to participate in the filing of a Texas margin tax combined group report, the Partners agree that the Partnership shall be responsible for the Partnership’s Texas margin tax liability as determined prior to the application of any tax credits or similar tax assets generated by and available to any entity included in the combined group, other than the Partnership (the “Allocable Margin Tax Liability”). The Partnership’s Allocable Margin Tax Liability shall be equal to (i) the Partnership’s Texas margin tax liability determined on a separate company basis (the “Stand-Alone Margin Tax Liability”), adjusted upward (if a positive number) or downward (if a negative number) by (ii) the Partnership’s Applicable Share, multiplied by the difference between (A) the sum of the Texas margin tax liability (determined on a separate

37

company basis) of each separate company in the combined group (the “Total Separate Company Margin Tax Liability”) and (B) the combined group’s Texas margin tax liability; provided, that the Partnership shall not receive any downward adjustment to its Stand-Alone Margin Tax Liability for any tax credits or similar tax assets generated by and available to any entity included in the combined group, other than the Partnership. For purposes of this Section 9.03, the term “Applicable Share” means the proportion, expressed as a percentage, that the Partnership’s Stand-Alone Margin Tax Liability bears to the Total Separate Company Margin Tax Liability.

Section 9.04 Tax Controversies.

(a) The General Partner shall be designated and may, on behalf of the Partnership, at any time, and without further notice to or consent from any Partner, act as the “partnership representative” of the Partnership, within the meaning given to such term in Code Section 6223 (the “Partnership Representative”) and the Partnership Representative shall be permitted to name the designated individual as described in Treasury Regulation Section 301.6223-1(b)(3) (the “Designated Individual”). The Partnership Representative and Designated Individual shall have the rights and obligations to take all actions authorized and required, respectively, by the Code and the Treasury Regulations for the Partnership Representative and Designated Individual, and each is authorized and required to represent the Partnership (at the Partnership’s expense) in connection with all examinations of the Partnership’s affairs by tax authorities, including resulting administrative and judicial proceedings, and to expend Partnership funds for professional services reasonably incurred in connection therewith. Each Partner agrees to cooperate with the Partnership Representative and Designated Individual and to do or refrain from doing any or all things reasonably requested by the Partnership Representative or Designated Individual with respect to the conduct of such proceedings. The Partnership Representative shall use reasonable efforts to (i) notify each of the other Partners promptly following receipt of any notice of tax examination of the Partnership by U.S. federal, state or local authorities, and (ii) keep all Partners informed of material developments with respect to any contacts by or discussions with the tax authorities regarding such tax examination.

(b) Each Partner agrees to indemnify and hold harmless the Partnership from and against any liability with respect to its share of any tax deficiency paid or payable by the Partnership that is allocable to the Partner with respect to an audited or reviewed taxable year for which such Partner was a partner of the Partnership (for the avoidance of doubt, including any applicable interest and penalties) (“Partnership Level Taxes”); such obligation will survive such Partner’s ceasing to be a partner of the Partnership and/or the termination, dissolution, liquidation and winding up of the Partnership. In connection with any audit, examination, or other proceeding, the Partnership Representative shall use reasonable efforts to reduce the amount of any “imputed underpayment” within the meaning of Code Section 6225 (or any similar or analogous provision under state or local tax law) payable by the Partnership by taking into account the tax status of the each Partner (and its direct and indirect owners, to the extent applicable) and to take into account any such reduction pursuant to Code Section 6225(c) (or any similar or analogous provision under state or local tax law) actually obtained by reason of the tax status of such Partner (and its applicable direct and indirect owners) in determining the portion, if any, of the imputed underpayment amount allocable to such Partner.

38

ARTICLE X

RESTRICTIONS ON TRANSFER OF UNITS

Section 10.01 Transfers by Partners. No holder of Units may Transfer any interest in any Units, except Transfers (a) pursuant to and in accordance with Section 10.02 or (b) approved in writing by the General Partner, which approval, if sought prior to the First Step Down Event (as defined in the Investor and Registration Rights Agreement), shall require the affirmative vote of a majority of the Non-Affiliated Directors. Notwithstanding the foregoing, “Transfer” shall not include an event that does not terminate the existence of such Limited Partner under applicable state law (or, in the case of a trust that is a Limited Partner, does not terminate the trusteeship of the fiduciaries under such trust with respect to all the Limited Partner Interests of such trust that is a Limited Partner).

Section 10.02 Permitted Transfers. The restrictions contained in Section 10.01 shall not apply to any Transfer (each, a “Permitted Transfer”) (a) by a Limited Partner to an Affiliate of such Limited Partner, (b) by any transferee pursuant to clause (a) of this sentence, JSTX or RCR to their respective direct or indirect holders of equity interests, (c) by any transferee pursuant to clause (b) of this sentence to any Affiliate of such transferee or any trust, family partnership, or family limited liability company, the sole beneficiaries, partners, or members of which are such transferee or Relatives of such transferee, (d) pursuant to an Adjustment Surrender in accordance with Section 3.03(c)(ii) or (e) pursuant to a Redemption or Direct Exchange in accordance with Article XI hereof; provided, however, that (i) the restrictions contained in this Agreement will continue to apply to Units after any Permitted Transfer of such Units and (ii) in the case of the foregoing clauses (a), (b), and (c), the transferees of the Units so Transferred shall agree in writing to be bound by the provisions of this Agreement, and the transferor will deliver a written notice to the Partnership and the Partners, which notice will disclose in reasonable detail the identity of the proposed transferee. All Permitted Transfers shall also be subject to the restrictions on the transfer of rights provided under the Investor and Registration Rights Agreement and the Certificate of Designation. In the case of a Permitted Transfer (other than a Redemption, Direct Exchange or Adjustment Surrender) by any Limited Partner (other than the Corporation) of Common Units to a transferee in accordance with this Section 10.02, such Limited Partner (or any subsequent transferee of such Limited Partner) shall be required to also transfer the Required Preferred Shares and, in the case of a Redemption, Direct Exchange or Adjustment Surrender, the Required Preferred Shares shall be cancelled. All Permitted Transfers are subject to the additional limitations set forth in Section 10.07(b).

Section 10.03 Restricted Units Legend. The Units have not been registered under the Securities Act and, therefore, in addition to the other restrictions on Transfer contained in this Agreement, cannot be sold unless subsequently registered under the Securities Act or an exemption from such registration is then available. All Units issued to any Person shall bear a legend, or be evidenced by notations in a book entry system including a legend, in substantially the following form:

39

“THE SECURITIES REPRESENTED BY THIS [CERTIFICATE][BOOK ENTRY] HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR ANY STATE SECURITIES LAW AND MAY NOT BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION UNLESS A TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION. THE SECURITIES REPRESENTED BY THIS [CERTIFICATE][BOOK ENTRY] ARE ALSO SUBJECT TO THE RESTRICTIONS (INCLUDING RESTRICTIONS ON TRANSFER) SET FORTH IN (1) THE AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF PV ENERGY HOLDINGS, L.P., AS MAY BE AMENDED AND MODIFIED FROM TIME TO TIME, (2) THE INVESTOR AND REGISTRATION RIGHTS AGREEMENT, DATED AS OF [•], BY AND AMONG THE CORPORATION AND THE OTHER PARTIES THERETO, AND (3) THE SECOND AMENDED AND RESTATED ARTICLES OF INCORPORATION OF PENN VIRGINIA CORPORATION (A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE CORPORATION AND SHALL BE PROVIDED FREE OF CHARGE TO ANY UNITHOLDER MAKING A REQUEST THEREFOR). PV ENERGY HOLDINGS, L.P. RESERVES THE RIGHT TO REFUSE THE TRANSFER OF SUCH SECURITIES UNTIL SUCH CONDITIONS HAVE BEEN FULFILLED WITH RESPECT TO ANY TRANSFER. A COPY OF SUCH CONDITIONS SHALL BE FURNISHED BY PV ENERGY HOLDINGS, L.P. TO THE HOLDER HEREOF UPON WRITTEN REQUEST AND WITHOUT CHARGE.”

The Partnership acting in good faith may make any necessary modifications to the legend set forth in this Section 10.03 for such legends to comply with applicable Law and to achieve the purpose and intent of the transfer restrictions such Units are subject to.

Section 10.04 Transfer. Prior to Transferring any Units (other than (i) in connection with a Redemption or Direct Exchange in accordance with Article XI or (ii) pursuant to a Change of Control Transaction), the Transferring holder of Units shall cause the prospective transferee to be bound by this Agreement and any other agreements executed by the holders of Units and relating to such Units in the aggregate (collectively, the “Other Agreements”), and shall cause the prospective transferee to execute and deliver to the Partnership a Joinder (or other counterpart to this Agreement acceptable to the General Partner) and counterparts of any applicable Other Agreements. Any Transfer or attempted Transfer of any Units in violation of any provision of this Agreement (including any prohibited indirect Transfers) (a) shall be void, and (b) the Partnership shall not record such Transfer on its books or treat any purported transferee of such Units as the owner of such securities for any purpose.

Section 10.05 Assignee’s Rights.

(a) The Transfer of a Limited Partner Interest in accordance with this Agreement shall be effective as of the date of its assignment (assuming compliance with all of the conditions to such Transfer set forth herein), and such Transfer shall be shown on the books and records of the Partnership. Profits, Losses and other Partnership items shall be allocated between the transferor and the Assignee according to Code Section 706, using any permissible method as determined in the reasonable discretion of the General Partner. Distributions made before the effective date of such Transfer shall be paid to the transferor, and Distributions made after such date shall be paid to the Assignee.

40

(b) Unless and until an Assignee becomes a Limited Partner pursuant to Article XII, the Assignee shall not be entitled to any of the rights granted to a Limited Partner hereunder or under applicable Law, other than the rights granted specifically to Assignees pursuant to this Agreement; provided, however, that, without relieving the transferring Limited Partner from any such limitations or obligations as more fully described in Section 10.06, such Assignee shall be bound by any limitations and obligations of a Limited Partner contained herein that a Limited Partner would be bound on account of the Assignee’s Limited Partner Interest (including the obligation to make Capital Contributions on account of such Limited Partner Interest), including any such limitations and obligations set forth in the Investor and Registration Rights Agreement and the Certificate of Designation.

Section 10.06 Assignor’s Rights and Obligations. Any Limited Partner who shall Transfer any Limited Partner Interest in a manner in accordance with this Agreement shall cease to be a Limited Partner with respect to such Units or other interest and shall no longer have any rights or privileges, or, except as set forth in this Section 10.06, duties, liabilities or obligations, of a Limited Partner with respect to such Units or other interest (it being understood, however, that the applicable provisions of Section 7.01 and Section 7.04 shall continue to inure to such Person’s benefit), except that unless and until the Assignee (if not already a Limited Partner) is admitted as a Substituted Limited Partner in accordance with the provisions of Article XII (the “Admission Date”), (i) such assigning Limited Partner shall retain all of the duties, liabilities and obligations of a Limited Partner with respect to such Units or other interest, and (ii) the General Partner may, in its sole discretion, reinstate all or any portion of the rights and privileges of such Limited Partner with respect to such Units or other interest for any period of time prior to the Admission Date. Nothing contained herein shall relieve any Limited Partner who Transfers any Units or other interest in the Partnership from any liability of such Limited Partner to the Partnership with respect to such Limited Partner Interest that may exist on the Admission Date or that is otherwise specified in the Delaware Act and incorporated into this Agreement or for any liability to the Partnership or any other Person for any materially false statement made by such Limited Partner (in its capacity as such) or for any present or future breaches of any representations, warranties or covenants by such Limited Partner (in its capacity as such) contained herein or in the other agreements with the Partnership.

Section 10.07 Overriding Provisions.

(a) Any Transfer in violation of this Article X shall be null and void ab initio, and the provisions of Sections 10.05 and 10.06 shall not apply to any such Transfers. For the avoidance of doubt, any Person to whom a Transfer is made or attempted in violation of this Article X shall not become a Limited Partner, shall not be entitled to vote on any matters coming before the Limited Partners and shall not have any other rights in or with respect to any rights of a Limited Partner of the Partnership. The approval of any Transfer in any one or more instances shall not limit or waive the requirement for such approval in any other or future instance. The General Partner shall promptly amend the Schedule of Limited Partners to reflect any Permitted Transfer pursuant to this Article X.

41

(b) Notwithstanding anything contained herein to the contrary (including, for the avoidance of doubt, the provisions of Section 10.01 and Section 10.02 and Article XI and Article XII), in no event shall any Limited Partner Transfer any Units to the extent such Transfer would:

(i) result in the violation of the Securities Act, or any other applicable U.S. federal or state or non-U.S. Laws;

(ii) subject the Partnership to registration as an investment company under the Investment Company Act;

(iii) in the reasonable determination of the General Partner, be a violation of or a default (or an event that, with notice or the lapse of time or both, would constitute a default) under, or result in an acceleration of any indebtedness under, any promissory note, mortgage, loan agreement, indenture or similar instrument or agreement to which the Partnership or the General Partner is a party; provided that the payee or creditor to whom the Partnership or the General Partner owes such obligation is not an Affiliate of the Partnership or the General Partner;

(iv) be a Transfer to a Person who is not legally competent or who has not achieved his or her majority age under applicable Law (excluding trusts for the benefit of minors); or

(v) result in the Partnership having more than one hundred (100) partners, within the meaning of Treasury Regulations Section 1.7704-1(h)(1) (determined pursuant to the rules of Treasury Regulations Section 1.7704-1(h)(3)), or cause the Partnership to be treated as other than a partnership or disregarded entity for U.S. federal income tax purposes or, without limiting the generality of the foregoing, cause the Partnership to be treated as a “publicly traded partnership” or to be taxed as a corporation pursuant to Code Section 7704 and any applicable Treasury Regulations issued thereunder.

ARTICLE XI

REDEMPTION AND EXCHANGE RIGHTS

Section 11.01 Redemption Right of a Limited Partner.

(a) Each Limited Partner (other than the Corporation) shall be entitled to cause the Partnership to redeem (a “Redemption”) all or any portion of its Common Units (the “Redemption Right”) at any time on or after the date that is 180 days after the Effective Time. A Limited Partner desiring to exercise its Redemption Right (the “Redeemed Partner”) shall exercise such right by giving written notice (the “Redemption Notice”) to the Partnership with a copy to the Corporation (the date of the delivery of such Redemption Notice, the “Redemption Notice Date”). The Redemption Notice shall specify the number of Common Units (the “Redeemed Units”) that the Redeemed Partner intends to have the Partnership redeem. The Redemption shall be completed on the date that is three (3) Business Days following delivery of the applicable Redemption Notice, unless the Partnership elects to make the redemption payment by means of a Cash Settlement, in which case the Redemption shall be completed as promptly as practicable following delivery of the applicable Redemption Notice, but in any event, no more than ten (10) Business Days after delivery of such Redemption Notice (unless and to the extent that the General Partner in its sole discretion agrees in writing to waive such time periods) (the date of such completion, the “Redemption Date”); provided, that the Partnership, the Corporation and the Redeemed Partner may change the number of Redeemed Units and/or the Redemption Date specified in such

42

Redemption Notice to another number and/or date by mutual agreement signed in writing by each of them; provided further, that a Redemption Notice may be conditioned on the closing of an underwritten distribution of the shares of Common Stock that may be issued in connection with such proposed Redemption. Unless the Redeemed Partner has timely delivered a Retraction Notice as provided in Section 11.01(b) or has delayed a Redemption as provided in Section 11.01(c) or the Corporation has elected to effect a Direct Exchange as provided in Section 11.03, on the Redemption Date (to be effective immediately prior to the close of business on the Redemption Date), (i) the Redeemed Partner shall transfer and surrender the Redeemed Units to the Partnership and the Required Preferred Shares to the Corporation, in each case free and clear of all liens and encumbrances, (ii) the Partnership shall (x) cancel the Redeemed Units, (y) transfer to the Redeemed Partner the consideration to which the Redeemed Partner is entitled under Section 11.01(b), and (z) if the Units are certificated, issue to the Redeemed Partner a certificate for a number of Common Units equal to the difference (if any) between the number of Common Units evidenced by the certificate surrendered by the Redeemed Partner pursuant to clause (i) of this Section 11.01(a) and the Redeemed Units and (iii) the Corporation shall cancel such shares of Required Preferred Shares.

(b) In exchange for its Redeemed Units, a Redeemed Partner shall be entitled to receive the Share Settlement or, at the Partnership’s election, the Cash Settlement from the Partnership. Within one (1) Business Day of delivery of the Redemption Notice, the Partnership shall give written notice (the “Settlement Method Notice”) to the Redeemed Partner (with a copy to the Corporation) of its intended settlement method; provided that if the Partnership does not timely deliver a Settlement Method Notice, the Partnership shall be deemed to have elected the Share Settlement method. The Redeemed Partner may retract its Redemption Notice by giving written notice (the “Retraction Notice”) to the Partnership (with a copy to the Corporation) at any time prior to 5:00 p.m., New York City time, on the Business Day after delivery of the Settlement Method Notice. The timely delivery of a Retraction Notice shall terminate all of the Redeemed Partner’s, the Partnership’s and the Corporation’s rights and obligations under this Section 11.01 arising from the retracted Redemption Notice without prejudice to the Redeemed Partner’s right to issue further Redemption Notices in the future.

(c) Notwithstanding anything to the contrary in Section 11.01(b), in the event the Partnership elects a Share Settlement in connection with a Redemption, a Redeemed Partner shall be entitled, at any time prior to the consummation of a Redemption, to revoke its Redemption Notice or delay the consummation of a Redemption if any of the following conditions exists: (i) any registration statement pursuant to which the resale of the Common Stock to be registered for such Redeemed Partner at or immediately following the consummation of the Redemption shall have ceased to be effective pursuant to any action or inaction by the SEC or no such resale registration statement has yet become effective; (ii) the Corporation shall have failed to cause any related prospectus to be supplemented by any required prospectus supplement necessary to effect such Redemption; (iii) the Corporation shall have exercised its right to defer, delay or suspend the filing or effectiveness of a registration statement and such deferral, delay or suspension shall affect the ability of such Redeemed Partner to have the resale of its Common Stock registered at or immediately following the consummation of the Redemption; (iv) the Corporation shall have disclosed to such Redeemed Partner any material non-public information concerning the Corporation, the receipt of which results in such Redeemed Partner being prohibited or restricted from selling Common Stock at or immediately following the Redemption without disclosure of

43

such information (and the Corporation does not permit disclosure); (v) any stop order relating to the registration statement pursuant to which the Common Stock was to be registered by such Redeemed Partner at or immediately following the Redemption shall have been issued by the SEC; (vi) there shall have occurred a material disruption in the securities markets generally or in the market or markets in which the Common Stock is then traded; (vii) there shall be in effect an injunction, a restraining order or a decree of any nature of any Governmental Entity that restrains or prohibits the Redemption; (viii) the Corporation shall have failed to comply in all material respects with its obligations under the Investor and Registration Rights Agreement, and such failure shall have affected the ability of such Redeemed Partner to consummate the resale of Common Stock to be received upon such redemption pursuant to an effective registration statement; or (ix) the Redemption Date would occur three (3) Business Days or less prior to, or during, a Black-Out Period; provided further, that in no event shall the Redeemed Partner seeking to delay the consummation of such Redemption and relying on any of the matters contemplated in clauses (i) through (ix) above have controlled or intentionally materially influenced any facts, circumstances, or Persons in connection therewith (except in the good faith performance of his or her duties as an officer or director of the Corporation) in order to provide such Redeemed Partner with a basis for such delay or revocation. If a Redeemed Partner delays the consummation of a Redemption pursuant to this Section 11.01(c), the Redemption Date shall occur on the third (3rd) Business Day following the date on which the conditions giving rise to such delay cease to exist (or such earlier day as the Corporation, the Partnership and such Redeemed Partner may agree in writing).

(d) The amount of the Share Settlement or the Cash Settlement that a Redeemed Partner is entitled to receive under Section 11.01(b) shall not be adjusted on account of any Distributions previously made with respect to the Redeemed Units or dividends previously paid with respect to Common Stock; provided, however, that if a Redeemed Partner causes the Partnership to redeem Redeemed Units and the Redemption Date occurs subsequent to the record date for any Distribution with respect to the Redeemed Units but prior to payment of such Distribution, the Redeemed Partner shall be entitled to receive such Distribution with respect to the Redeemed Units on the date that it is made notwithstanding that the Redeemed Partner transferred and surrendered the Redeemed Units to the Partnership prior to such date.

(e) In the event of a distribution (by dividend or otherwise) by the Corporation to all holders of Common Stock of evidences of its indebtedness, securities, or other assets (including Equity Securities of the Corporation), but excluding any cash dividend or distribution of any such assets received by the Corporation in respect of its Units, then in exchange for its Redeemed Units, a Redeemed Partner shall be entitled to receive, in addition to the consideration set forth in Section 11.01(b), the amount of such security, securities or other property that the Redeemed Partner would have received if such Redemption Right had been exercised and the Redemption Date had occurred immediately prior to the record date or effective time of any such transaction, taking into account any adjustment as a result of any subdivision (by any split, distribution or dividend, reclassification, reorganization, recapitalization or otherwise) or combination (by reverse split, reclassification, recapitalization or otherwise) of such security, securities or other property that occurs after such record date or effective time. For the avoidance of doubt, subsequent to any such transaction, this Article XI shall apply mutatis mutandis with respect to any such security, securities or other property received by holders of Common Stock in such transaction.

44

(f) If a Reclassification Event occurs, the General Partner or its successor, as the case may be, shall, as and to the extent necessary, amend this Agreement in compliance with Section 16.02, and enter into any necessary supplementary or additional agreements, to ensure that, following the effective date of the Reclassification Event: (i) the rights of holders of Common Units (other than the Corporation) set forth in this Section 11.01 provide that each Common Unit is redeemable for the same amount and same type of property, securities or cash (or combination thereof) that one share of Common Stock becomes exchangeable for or converted into as a result of the Reclassification Event (taking into account any adjustment as a result of any subdivision (by any split, distribution or dividend, reclassification, reorganization, recapitalization or otherwise) or combination (by reverse split, reclassification, recapitalization or otherwise) of such security, securities or other property that occurs after the record date or effective time for such Reclassification Event) and (ii) the Corporation or the successor to the Corporation, as applicable, is obligated to deliver such property, securities or cash upon such redemption. The Corporation shall not consummate or agree to consummate any Reclassification Event unless the successor Person, if any, becomes obligated to comply with the obligations of the Corporation (in whatever capacity) under this Agreement.

(g) In connection with a Reclassification Event referred to in clause (b) and (c) of the definition thereof, the Corporation and the General Partner shall have the right to require each Limited Partner (other than the Corporation) to effect a Redemption of some or all of such Limited Partner’s Common Units and the Required Preferred Shares (in each case, free and clear of all liens), with such Redemption to be effective immediately prior to the effectiveness of the Reclassification Event.

Section 11.02 Contribution of the Corporation. Subject to Section 11.03, in connection with the exercise of a Redeemed Partner’s Redemption Rights under Section 11.01(a), the Corporation shall contribute to the Partnership the consideration the Redeemed Partner is entitled to receive under Section 11.01(b). Unless the Redeemed Partner has timely delivered a Retraction Notice as provided in Section 11.01(b) or has delayed a Redemption as provided in Section 11.01(c), or the Corporation has elected to effect a Direct Exchange as provided in Section 11.03, on the Redemption Date (to be effective immediately prior to the close of business on the Redemption Date) (i) the Corporation shall make its Capital Contribution to the Partnership (in the form of the Share Settlement or the Cash Settlement, as applicable) required under this Section 11.02, and (ii) the Partnership shall issue to the Corporation a number of Common Units equal to the number of Redeemed Units surrendered by the Redeemed Partner. Notwithstanding any other provisions of this Agreement to the contrary, in the event that the Partnership elects a Cash Settlement, the Corporation shall only be obligated to contribute to the Partnership an amount in respect of such Cash Settlement equal to the net proceeds (after deduction of any underwriters’ discounts or commissions and brokers’ fees or commissions) from the sale by the Corporation of a number of shares of Common Stock equal to the number of Redeemed Units to be redeemed with such Cash Settlement; provided that the Corporation’s Capital Account shall be increased by an amount equal to any such discounts, commissions and fees relating to such sale of shares of Common Stock in accordance with Section 6.05.

45

Section 11.03 Exchange Right of the Corporation.

(a) Notwithstanding anything to the contrary in this Article XI, the Corporation may, in its sole and absolute discretion, elect to effect on the Redemption Date the exchange of Redeemed Units for the Share Settlement or Cash Settlement, at the Corporation’s option, through a direct exchange of such Redeemed Units and such consideration between the Redeemed Partner and the Corporation (a “Direct Exchange”). Upon such Direct Exchange pursuant to this Section 11.03, the Corporation shall acquire the Redeemed Units and shall be treated for all purposes of this Agreement as the owner of such Units.

(b) The Corporation may, at any time prior to a Redemption Date, deliver written notice (an “Exchange Election Notice”) to the Partnership and the Redeemed Partner setting forth its election to exercise its right to consummate a Direct Exchange; provided that such election does not prejudice the ability of the parties to consummate a Redemption or Direct Exchange on the Redemption Date. An Exchange Election Notice may be revoked by the Corporation at any time; provided that any such revocation does not prejudice the ability of the parties to consummate a Redemption on the Redemption Date. The right to consummate a Direct Exchange in all events shall be exercisable for all the Redeemed Units that would have otherwise been subject to a Redemption. Except as otherwise provided by this Section 11.03, a Direct Exchange shall be consummated pursuant to the same timeframe and in the same manner as the relevant Redemption would have been consummated if the Corporation had not delivered an Exchange Election Notice.

Section 11.04 Reservation of Shares of Common Stock; Listing. At all times the Corporation shall reserve and keep available out of its authorized but unissued Common Stock, solely for the purpose of issuance upon a Redemption or Direct Exchange, such number of shares of Common Stock as shall be issuable upon any such Redemption or Direct Exchange pursuant to Share Settlements; provided that nothing contained herein shall be construed to preclude the Corporation from satisfying its obligations in respect of any such Redemption or Direct Exchange by delivery of purchased Common Stock (which may or may not be held in the treasury of the Corporation) or the delivery of cash pursuant to a Cash Settlement. The Corporation shall deliver Common Stock that has been registered under the Securities Act with respect to any Redemption or Direct Exchange to the extent a registration statement is effective and available for such shares. The Corporation shall use its commercially reasonable efforts to list the Common Stock required to be delivered upon any such Redemption or Direct Exchange prior to such delivery upon each national securities exchange upon which the outstanding shares of Common Stock are listed at the time of such Redemption or Direct Exchange (it being understood that any such shares may be subject to transfer restrictions under applicable securities Laws). The Corporation covenants that all Common Stock issued upon a Redemption or Direct Exchange will, upon issuance, be validly issued, fully paid and non-assessable.

Section 11.05 Effect of Exercise of Redemption or Exchange Right. This Agreement shall continue notwithstanding the consummation of a Redemption or Direct Exchange and all governance or other rights set forth herein shall be exercised by the remaining Partners and the Redeemed Partner (to the extent of such Redeemed Partner’s remaining interest in the Partnership). No Redemption or Direct Exchange shall relieve such Redeemed Partner of any prior breach of this Agreement.

46

Section 11.06 Tax Treatment. Unless otherwise required by applicable Law, the parties hereto acknowledge and agree that a Redemption or a Direct Exchange, as the case may be, shall be treated as a direct exchange between the Corporation and the Redeemed Partner for U.S. federal (and applicable state and local) income tax purposes. The issuance of shares of Common Stock or other securities upon a Redemption or Direct Exchange shall be made without charge to the Redeemed Partner for any stamp or other similar tax in respect of such issuance.

Section 11.07 No Restrictions. Except for the lock-up period described in Section 11.01(a), there are no limitations on the Redemption Right of any Redeemed Partner and this Agreement does not contractually restrict the ability of any Limited Partner or the Affiliates of such Limited Partner to transfer its or their Common Stock.

ARTICLE XII

ADMISSION OF LIMITED PARTNERS

Section 12.01 Substituted Limited Partners. Subject to the provisions of Article X, in connection with the Permitted Transfer of a Limited Partner Interest hereunder, the transferee shall become a Substituted Limited Partner on the effective date of such Transfer, which effective date shall not be earlier than the date of compliance with the conditions to such Transfer, and such admission shall be shown on the books and records of the Partnership.

Section 12.02 Additional Limited Partners. Subject to the provisions of Article III and Article X, any Person may be admitted to the Partnership as an additional Limited Partner (any such Person, an “Additional Limited Partner”) only upon furnishing to the General Partner (a) a Joinder (or other counterpart to this Agreement acceptable to the General Partner) and counterparts of any applicable Other Agreements and (b) such other documents or instruments as may be reasonably necessary or appropriate to effect such Person’s admission as a Limited Partner (including entering into such documents as the General Partner may deem appropriate in its reasonable discretion). Such admission shall become effective on the date on which the General Partner determines in its reasonable discretion that such conditions have been satisfied and when any such admission is shown on the books and records of the Partnership.

ARTICLE XIII

WITHDRAWAL AND RESIGNATION; TERMINATION OF RIGHTS

Section 13.01 Withdrawal and Resignation of Limited Partners. No Limited Partner shall have the power or right to withdraw or otherwise resign as a Limited Partner from the Partnership prior to the dissolution and winding up of the Partnership pursuant to Article XIV. Any Limited Partner, however, that attempts to withdraw or otherwise resign as a Limited Partner from the Partnership without the prior written consent of the General Partner upon or following the dissolution and winding up of the Partnership pursuant to Article XIV, but prior to such Limited Partner receiving the full amount of Distributions from the Partnership to which such Limited Partner is entitled pursuant to Article XIV, shall be liable to the Partnership for all damages (including all lost profits and special, indirect and consequential damages) directly or indirectly caused by the withdrawal or resignation of such Partner. Upon a Transfer of all of a Limited Partner’s Units in a Transfer permitted by this Agreement, subject to the provisions of Section 10.06, such Limited Partner shall cease to be a Partner.

47

ARTICLE XIV

DISSOLUTION AND LIQUIDATION

Section 14.01 Dissolution. The Partnership shall not be dissolved by the admission of Additional Limited Partners or Substituted Limited Partners or the attempted withdrawal or resignation of a Partner. The Partnership shall dissolve, and its affairs shall be wound up, upon:

(a) the unanimous decision of the General Partner together with all the Partners to dissolve the Partnership;

(b) a Change of Control Transaction that is not approved by the Majority Partners;

(c) a dissolution of the Partnership under Section 17-801(4) of the Delaware Act; or

(d) the entry of a decree of judicial dissolution of the Partnership under Section 17-802 of the Delaware Act.

Except as otherwise set forth in this Article XIV, the Partnership is intended to have perpetual existence. An Event of Withdrawal shall not cause a dissolution of the Partnership and the Partnership shall continue in existence subject to the terms and conditions of this Agreement.

Section 14.02 Liquidation and Termination. On dissolution of the Partnership, the General Partner shall act as liquidator or may appoint one or more Persons as liquidator. The liquidators shall proceed diligently to wind up the affairs of the Partnership and make final distributions as provided herein and in the Delaware Act. The costs of liquidation shall be borne as a Partnership expense. Until final distribution, the liquidators shall continue to operate the Partnership properties with all of the power and authority of the General Partner. The steps to be accomplished by the liquidators are as follows:

(a) as promptly as possible after dissolution and again after final liquidation, the liquidators shall cause a proper accounting to be made by a recognized firm of certified public accountants of the Partnership’s assets, liabilities and operations through the last day of the calendar month in which the dissolution occurs or the final liquidation is completed, as applicable;

(b) the liquidators shall cause notice of liquidation to be mailed to each known creditor of and claimant against the Partnership;

(c) the liquidators shall pay, satisfy or discharge from Partnership funds, or otherwise make adequate provision for payment and discharge thereof (including the establishment of a cash fund for contingent liabilities in such amount and for such term as the liquidators may reasonably determine): first, all expenses incurred in liquidation; and second, all of the debts, liabilities and obligations of the Partnership; and

(d) all remaining assets of the Partnership shall be distributed to the Partners in accordance with Section 4.01 by the end of the Taxable Year during which the liquidation of the Partnership occurs (or, if later, by ninety (90) days after the date of the liquidation). The distribution of cash and/or property to the Partners in accordance with the provisions of this Section 14.02 and Section 14.03 below constitutes a complete return to the Partners of their Capital Contributions, a complete distribution to the Partners of their interest in the Partnership and all the Partnership’s property and constitutes a compromise to which all Partners have consented within the meaning of the Delaware Act. To the extent that a Partner returns funds to the Partnership, it has no claim against any other Partner for those funds.

48

Section 14.03 Deferment; Distribution in Kind. Notwithstanding the provisions of Section 14.02, but subject to the order of priorities set forth therein, if upon dissolution of the Partnership the liquidators determine that an immediate sale of part or all of the Partnership’s assets would be impractical or would cause undue loss (or would otherwise not be beneficial) to the Partners, the liquidators may, in their sole discretion, defer for a reasonable time the liquidation of any assets except those necessary to satisfy Partnership liabilities (other than loans to the Partnership by Partners) and reserves. Subject to the order of priorities set forth in Section 14.02, the liquidators may, in their sole discretion, distribute to the Partners, in lieu of cash, either (a) all or any portion of such remaining Partnership assets in-kind in accordance with the provisions of Section 14.02(d), (b) as tenants in common and in accordance with the provisions of Section 14.02(d), undivided interests in all or any portion of such Partnership assets or (c) a combination of the foregoing. Any such Distributions in kind shall be subject to (x) such conditions relating to the disposition and management of such assets as the liquidators deem reasonable and equitable and (y) the terms and conditions of any agreements governing such assets (or the operation thereof or the holders thereof) at such time. Any Partnership assets distributed in kind will first be written up or down to their Fair Market Value, thus creating Profit or Loss (if any), which shall be allocated in accordance with Article V. The liquidators shall determine the Fair Market Value of any property distributed in accordance with the valuation procedures set forth in Article XV.

Section 14.04 Cancellation of Certificate. On completion of the distribution of Partnership assets as provided herein, the Partnership is terminated (and the Partnership shall not be terminated prior to such time), and the General Partner (or such other Person or Persons as the Delaware Act may require or permit) shall file a certificate of cancellation with the Secretary of State of Delaware, cancel any other filings made pursuant to this Agreement that are or should be canceled and take such other actions as may be necessary to terminate the Partnership. The Partnership shall be deemed to continue in existence for all purposes of this Agreement until it is terminated pursuant to this Section 14.04.

Section 14.05 Reasonable Time for Winding Up. A reasonable time shall be allowed for the orderly winding up of the business and affairs of the Partnership and the liquidation of its assets pursuant to Sections 14.02 and 14.03 in order to minimize any losses otherwise attendant upon such winding up.

Section 14.06 Return of Capital. The liquidators shall not be personally liable for the return of Capital Contributions or any portion thereof to the Partners (it being understood that any such return shall be made solely from Partnership assets).

49

ARTICLE XV

VALUATION

Section 15.01 Determination. “Fair Market Value” of a specific Partnership asset will mean the amount which the Partnership would receive in an all-cash sale of such asset in an arms-length transaction with a willing unaffiliated third party, with neither party having any compulsion to buy or sell, consummated on the day immediately preceding the date on which the event occurred which necessitated the determination of the Fair Market Value (and after giving effect to any transfer taxes payable in connection with such sale), as such amount is determined by the General Partner (or, if pursuant to Section 14.02, the liquidators) in its good faith judgment using all factors, information and data it deems to be pertinent.

Section 15.02 Dispute Resolution. If any Limited Partner or Limited Partners dispute the accuracy of any determination of Fair Market Value in accordance with Section 15.01, and the General Partner and such Limited Partner(s) are unable to agree on the determination of the Fair Market Value of any asset of the Partnership, the General Partner (with the approval of a majority of the Non-Affiliated Directors) and such Limited Partner(s) shall each select a nationally recognized investment banking firm experienced in valuing securities of closely-held companies such as the Partnership in the Partnership’s industry (the “Appraisers”), who shall each determine the Fair Market Value of the asset or the Partnership (as applicable) in accordance with the provisions of Section 15.01. The Appraisers shall be instructed to give written notice of their determination of the Fair Market Value of the asset or the Partnership (as applicable) within thirty (30) days of their appointment as Appraisers. If Fair Market Value as determined by an Appraiser is higher than Fair Market Value as determined by the other Appraiser by 10% or more, and the General Partner and such Limited Partner(s) do not otherwise agree on a Fair Market Value, the original Appraisers shall designate a third Appraiser meeting the same criteria used to select the original two, and the Fair Market Value shall be the average of the Fair Market Values determined by all three Appraisers, unless the General Partner and such Limited Partner(s) otherwise agree on a Fair Market Value. If Fair Market Value as determined by an Appraiser is within 10% of the Fair Market Value as determined by the other Appraiser (but not identical), and the General Partner and such Limited Partner(s) do not otherwise agree on a Fair Market Value, the General Partner shall select the Fair Market Value of one of the Appraisers. The fees and expenses of the Appraisers shall be borne by the Partnership.

ARTICLE XVI

GENERAL PROVISIONS

Section 16.01 Power of Attorney.

(a) Each Limited Partner who is an individual hereby constitutes and appoints the General Partner (or the liquidator, if applicable) with full power of substitution, as his or her true and lawful agent and attorney-in-fact, with full power and authority in his, her or its name, place and stead, to:

(i) execute, swear to, acknowledge, deliver, file and record in the appropriate public offices (A) this Agreement, all certificates and other instruments and all amendments thereof which the General Partner deems appropriate or necessary to form, qualify, or continue the qualification of, the Partnership as a limited partnership in the State of Delaware and in all other jurisdictions in which the Partnership may conduct business or own property; (B) all instruments which the General Partner deems appropriate or necessary to reflect any amendment, change, modification or restatement of this Agreement in accordance with its terms; (C) all conveyances and other instruments or documents which the General Partner deems appropriate or necessary to reflect the dissolution and liquidation of the Partnership pursuant to the terms of this Agreement, including a certificate of cancellation; and (D) all instruments relating to the admission, withdrawal or substitution of any Partner pursuant to Article XII or Article XIII; and

50

(ii) sign, execute, swear to and acknowledge all ballots, consents, approvals, waivers, certificates and other instruments appropriate or necessary, in the reasonable judgment of the General Partner, to evidence, confirm or ratify any vote, consent, approval, agreement or other action which is made or given by the Partners hereunder or is consistent with the terms of this Agreement, in the reasonable judgment of the General Partner, to effectuate the terms of this Agreement.

(b) The foregoing power of attorney is irrevocable and coupled with an interest, and shall survive the death, disability, incapacity, dissolution, bankruptcy, insolvency or termination of any Limited Partner who is an individual and the transfer of all or any portion of his, her or its Limited Partner Interest and shall extend to such Limited Partner’s heirs, successors, assigns and personal representatives.

Section 16.02 Amendments. This Agreement may be amended or modified solely by the General Partner. Notwithstanding the foregoing, no amendment or modification (a) to this Section 16.02 or to Article XI (whether directly to Article XI or to any other provision of this Agreement that indirectly affects the rights and obligations in Article XI as of the date hereof) may be made without the prior written consent of each of the Partners (and with respect to the written consent of the Corporation in its capacity as a Partner sought prior to the First Step Down Event (as defined in the Investor and Registration Rights Agreement), only to the extent such amendment or modification is approved by a majority of the Non-Affiliated Directors), (b) that modifies the limited liability of any Partner, or increases the liabilities or obligations of any Partner, in each case, may be made without the consent of each such affected Partner, (c) that materially alters or changes any rights, preferences or privileges of any Limited Partner Interests in a manner that is different or prejudicial relative to any other Limited Partner Interests, may be made without the approval of a majority in interest of the Partners holding the Limited Partner Interests affected in such a different or prejudicial manner (excluding any such Limited Partner Interests held by the General Partner or any affiliates controlled by the General Partner); provided, clause (a) above will apply independent of this clause (c), (d) that materially alters or changes any rights, preferences or privileges of a holder of any class of Limited Partner Interests in a manner that is different or prejudicial relative to any other holder of the same class of Limited Partner Interests, may be made without the approval of the holder of Limited Partner Interests affected in such a different or prejudicial manner; provided, clause (a) above will apply independent of this clause (d), and (e) to any of the terms and conditions of this Agreement which terms and conditions expressly require the approval or action of certain Persons may be made without obtaining the consent of the requisite number or specified percentage of such Persons who are entitled to approve or take action on such matter; provided, that the General Partner, acting alone, may amend this Agreement to reflect (i) the surrender of Common Units in the event of an Adjustment Surrender and (ii) the issuance of additional Units or Equity Securities in accordance with Section 3.04 or as contemplated by Section 3.03(c)(ii).

51

Section 16.03 Title to Partnership Assets. Partnership assets shall be deemed to be owned by the Partnership as an entity, and no Partner, individually or collectively, shall have any ownership interest in such Partnership assets or any portion thereof. The Partnership shall hold title to all of its property in the name of the Partnership and not in the name of any Partner. All Partnership assets shall be recorded as the property of the Partnership on its books and records, irrespective of the name in which legal title to such Partnership assets is held. The Partnership’s credit and assets shall be used solely for the benefit of the Partnership, and no asset of the Partnership shall be transferred or encumbered for, or in payment of, any individual obligation of any Partner.

Section 16.04 Addresses and Notices. Any notice provided for in this Agreement will be in writing and will be either personally delivered, or received by certified mail, return receipt requested, or sent by reputable overnight courier service (charges prepaid) to the Partnership at the address set forth below and to any other recipient and to any Partner at such address as indicated by the Partnership’s records, or at such address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party. Notices will be deemed to have been given hereunder (a) when delivered personally to the party to be notified, (b) when received by the party to be notified when sent by email, (c) three (3) days after deposit in the U.S. mail to the address required herein and (d) one (1) day after deposit with a reputable overnight courier service. The Partnership’s address is:

to the Partnership:

PV Energy Holdings, L.P.

16285 Park Ten Place, Suite 500

Houston, Texas 77084

Attention:   Russell T. Kelley, Jr.

                   Katie Ryan

Email:        rusty.kelley@pennvirginia.com

                   katie.ryan@pennvirginia.com

with a copy (which copy shall not constitute notice) to:

Kirkland & Ellis LLP

609 Main Street

Houston, Texas 77002

Attention:   Sean T. Wheeler, P.C.

                   Debbie P. Yee, P.C.

                   Melissa Kalka

Email:        sean.wheeler@kirkland.com

                    debbie.yee@kirkland.com

                   melissa.kalka@kirkland.com

52

Section 16.05 Binding Effect; Intended Beneficiaries. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives and permitted assigns.

Section 16.06 Creditors. None of the provisions of this Agreement shall be for the benefit of or enforceable by any creditors of the Partnership or any of its Affiliates, and no creditor who makes a loan to the Partnership or any of its Affiliates may have or acquire (except pursuant to the terms of a separate agreement executed by the Partnership in favor of such creditor) at any time as a result of making the loan any direct or indirect interest in Partnership Profits, Losses, Distributions, capital or property other than as a secured creditor.

Section 16.07 Waiver. No failure by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof shall constitute a waiver of any such breach or any other covenant, duty, agreement or condition.

Section 16.08 Counterparts. This Agreement may be executed in separate counterparts, each of which will be an original and all of which together shall constitute one and the same agreement binding on all the parties hereto.

Section 16.09 Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware. Any dispute relating hereto shall be heard in the state or federal courts of the State of Delaware, and the parties agree to jurisdiction and venue therein.

Section 16.10 Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable Law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable Law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or the effectiveness or validity of any provision in any other jurisdiction, and this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

Section 16.11 Further Action. The parties shall execute and deliver all documents, provide all information and take or refrain from taking such actions as may be reasonably necessary or appropriate to achieve the purposes of this Agreement.

Section 16.12 Delivery by Electronic Transmission. This Agreement and any signed agreement or instrument entered into in connection with this Agreement or contemplated hereby, and any amendments hereto or thereto, to the extent signed and delivered by means of an electronic transmission, including by a facsimile machine or via email, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto or to any such agreement or instrument, each other party hereto or thereto shall re-execute original forms thereof and deliver them to all other parties. No party hereto or to any such agreement or instrument shall raise the use of electronic transmission by a facsimile machine or via email to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through such electronic transmission as a defense to the formation of a contract and each such party forever waives any such defense.

53

Section 16.13 Right of Offset. Whenever the Partnership is to pay any sum (other than pursuant to Article IV) to any Partner, any amounts that such Partner owes to the Partnership which are not the subject of a good faith dispute may be deducted from that sum before payment. For the avoidance of doubt, the distribution of Units to the Corporation shall not be subject to this Section 16.13.

Section 16.14 Effectiveness. This Agreement shall be effective immediately upon the Closing (the “Effective Time”). The Initial Limited Partnership Agreement shall govern the rights and obligations of the Partnership and the other parties to this Agreement in their capacity as Partners prior to the Effective Time.

Section 16.15 Confidentiality. To the extent any Limited Partner is not a party to the Investor and Registration Rights Agreement or such Investor and Registration Rights Agreement shall no longer be effective, each Partner agrees to execute a confidentiality agreement containing confidentiality provisions that are no more onerous to the recipient of information than those in Section 3.07 (Confidentiality) of the Investor and Registration Rights Agreement, including in connection with, and as a condition to, any Transfer contemplated by this Agreement.

Section 16.16 Corporate Expense Reimbursement.

(a) The Limited Partners acknowledge and agree that (x) all services, work, actions, activities and omissions of the directors, officers, managers, employees, consultants, independent contractors, advisors and other service providers of the Corporation (the “Services Personnel”) and (y) the performance of all obligations pursuant to the terms of any contracts, agreements, leases, subleases, licenses, sublicenses, purchase orders, indentures, notes, bonds, operating agreements, subscriptions, insurance policies, and all other arrangements or undertakings that are binding on the Corporation (collectively, the “Services”), in each case, are for the benefit of the Partnership and its Subsidiaries. In furtherance of the foregoing, the Partnership shall reimburse the Corporation for all costs, expenses, taxes, liabilities, obligations and expenditures incurred by the Corporation in connection with the provision of the Services, including but not limited, to (the “Reimbursable Expenses”):

(i) salaries, wages, fees, commissions, bonuses and other compensation and all employment benefits, perquisites and expenses of the Services Personnel (including any payroll taxes), plus general and administrative expenses to the extent associated with the Services Personnel (including the cost of workers’ compensation coverage, unemployment insurance and any other work-related insurance related coverages with respect to periods in which the Services Personnel are providing the Services); provided, however, that Reimbursable Expenses shall not include any equity-based compensation, which is addressed in Section 3.04(a) and Section 3.10;

54

(ii) any payments or expenses incurred for insurance coverage, including allocable portions of premiums, and negotiated instruments (including surety bonds and performance bonds) provided by underwriters with respect to the assets or the business of the Corporation and its Subsidiaries, including the Partnership;

(iii) any taxes directly relating to the performance of the Services or receipt of payments under this Agreement and other direct operating expenses paid by the Corporation for the benefit of the Partnership and its Subsidiaries; and

(iv) any interest, penalties, and other payments required in the performance of the Services.

(b) Reimbursable Expenses shall be for actual costs incurred by the Corporation and shall be charged to the Partnership “at cost” without mark-up or premium. The Partnership shall pay or cause to be paid, on behalf of the Corporation, all Reimbursable Expenses. The Partnership shall also promptly reimburse the Corporation for any Reimbursable Expenses paid by the Corporation. For the avoidance of doubt, any Reimbursable Expenses, paid by, caused to be paid by or reimbursed by the Partnership on behalf of or to the Corporation shall not be a Distribution under this Agreement. Payments of Reimbursable Expenses shall be made by wire transfer of immediately available funds.

(c) The Partnership shall, in its sole discretion, have the authority to make all employment-related decisions with respect to the Service Personnel in connection with their provision of Services hereunder (the “Partnership Directives”), including (i) directing the general scope, manner and method of activities that the Service Providers will perform on behalf of the Partnership and its Subsidiaries, (ii) directing and managing the Service Personnel in connection with such Services, (iii) setting policies and procedures and codes of conduct applicable with respect to the Service Personnel in connection with the provision of the Services, to the extent such policies and procedures are not already maintained by the Corporation, and (iv) requesting that the Corporation terminate any particular Service Personnel’s Services hereunder (in which case the Corporation shall terminate the employment or service of such Service Personnel within five Business Days following receipt of such request (and, for the avoidance of doubt, the Partnership shall reimburse the Corporation as a Reimbursable Expense for any and all termination or severance obligations and any other costs or liabilities (other than equity-based compensation) incurred by the Corporation or related to such Service Personnel’s termination)).

(d) To the maximum extent permitted by applicable Law, in no event shall the Corporation have any liability or obligation under any provision of this Agreement, including any liability or obligation for consequential or other indirect damages, including for any loss of profits, revenue, business reputation or opportunity, any diminution of value, or any damages (each of which is hereby disclaimed), arising from or related to the Service Personnel, Partnership Directives, the Services provided hereunder or otherwise under this Agreement, and the Partnership shall indemnify, defend and hold harmless the Corporation from any and all liabilities and obligations that arise from or are related to the Service Personnel, Partnership Directives, the Services or to any actions or omissions of the Partnership in connection with the Services provided hereunder (including any action or omission by the Corporation at the direction of the Partnership in accordance with this Agreement). The Corporation does not guarantee or warrant the Services to be provided hereunder, the Services shall be provided on an “as is” and “with all faults” basis and there are no, and the Partnership is not relying on any, express or implied warranties or guarantees of any kind, including any warranty of merchantability, non-infringement or fitness for a particular purpose, and all such warranties not expressly set forth herein are expressly disclaimed.

55

Section 16.17 Entire Agreement. This Agreement and those documents expressly referred to herein (including the Investor and Registration Rights Agreement, the Asset Contribution Agreement and the Contribution Agreement) embody the complete agreement and understanding among the parties and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way. For the avoidance of doubt, the Initial Limited Partnership Agreement is superseded by this Agreement as of the Effective Time and shall be of no further force and effect thereafter.

Section 16.18 Remedies. Each Partner shall have all rights and remedies set forth in this Agreement and all rights and remedies which such Person has been granted at any time under any other agreement or contract and all of the rights which such Person has under any Law. Any Person having any rights under any provision of this Agreement or any other agreements contemplated hereby shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by Law.

Section 16.19 Descriptive Headings; Interpretation. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a substantive part of this Agreement. Whenever required by the context, any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa. The use of the word “including” in this Agreement shall be by way of example rather than by limitation. Reference to any agreement, document or instrument means such agreement, document or instrument as amended or otherwise modified from time to time in accordance with the terms thereof, and if applicable hereof. Without limiting the generality of the immediately preceding sentence, no amendment or other modification to any agreement, document or instrument that requires the consent of any Person pursuant to the terms of this Agreement or any other agreement will be given effect hereunder unless such Person has consented in writing to such amendment or modification. Wherever required by the context, references to a Fiscal Year shall refer to a portion thereof. The use of the words “or,” “either” and “any” shall not be exclusive. The serial comma is sometimes included and sometimes omitted. Its inclusion or omission shall not affect the interpretation of any phrase. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement. Wherever a conflict exists between this Agreement and any other agreement, this Agreement shall control but solely to the extent of such conflict.

[Signature Pages Follow]

56

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed on their behalf this Amended and Restated Agreement of Limited Partnership as of the date first written above.

GENERAL PARTNER:

PV ENERGY HOLDINGS GP LLC

By:
Name: Darrin J. Henke
Title: President and Chief Executive Officer

[Signature Page to Amended and Restated Agreement of Limited Partnership]

LIMITED PARTNERS:

Penn Virginia Corporation

By:
Name: [●]
Title: [●]

JSTX Holdings, LLC

By:
Name: Edward Geiser
Title: Authorized Signatory

Rocky Creek Resources, LLC

By:
Name: Edward Geiser
Title: Authorized Signatory

[Signature Page to Amended and Restated Agreement of Limited Partnership]

SCHEDULE 1*

SCHEDULE OF LIMITED PARTNERS

Partner	Common Units	Percentage Interest	Additional Cash Capital Contributions	Additional Non- Cash Capital Contributions
Penn Virginia Corporation	[●]	[●]	—	—
JSTX Holdings, LLC	17,142,857	[●]	—	—
Rocky Creek Resources, LLC	[●]	[●]	—	—
Total:	[●]	100.0000%	—	—

*

This Schedule of Limited Partners shall be updated from time to time to reflect any adjustment with respect to any subdivision (by Unit split or otherwise) or any combination (by reverse Unit split or otherwise) of any outstanding Common Units, or to reflect any additional issuances of Common Units pursuant to this Agreement.

**	Subject to additional issuances of Common Units in accordance with Section 3.03(c)(ii).

Exhibit A

FORM OF JOINDER AGREEMENT

This JOINDER AGREEMENT, dated as of _________________, 20___ (this “Joinder”), is delivered pursuant to that certain Amended and Restated Agreement of Limited Partnership of PV Energy Holdings, L.P. (the “Partnership”), dated as of [•] (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Partnership Agreement”). Capitalized terms used but not otherwise defined herein have the respective meanings set forth in the Partnership Agreement.

1.

Joinder to the Partnership Agreement. Upon the execution of this Joinder by the undersigned and delivery hereof to the General Partner, the undersigned hereby is and hereafter will be a Limited Partner under the Partnership Agreement and a party thereto, with all the rights, privileges and responsibilities of a Limited Partner thereunder. The undersigned hereby agrees that it shall comply with and be fully bound by the terms of the Partnership Agreement as if it had been a signatory thereto as of the date thereof.

2.	Incorporation by Reference. All terms and conditions of the Partnership Agreement are hereby incorporated by reference in this Joinder as if set forth herein in full.

3.	Address. All notices under the Partnership Agreement to the undersigned shall be direct to:

[Name]

[Address]

[City, State, Zip Code]

Attn:

E-mail:

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Joinder as of the day and year first above written.

[NAME OF NEW PARTNER]

By:
Name:
Title:

Acknowledged and agreed as of the date first set forth above:

PV ENERGY HOLDINGS GP LLC

By:
Name:
Title:

Exhibit D

Form of Certificate of Designation

[See Attached.]

EXHIBIT D

Exhibit D

CERTIFICATE OF DESIGNATION OF

SERIES A PREFERRED STOCK OF

PENN VIRGINIA CORPORATION

Penn Virginia Corporation, a corporation organized and existing under the laws of Virginia (the “Corporation”), hereby certifies that, pursuant to the provisions of Title 13.1, Chapter 9 of the Code of Virginia, on November 2, 2020, the board of directors of the Corporation (the “Board”) adopted the resolution shown immediately below, which resolution is now, and at all times since its date of adoption has been, in full force and effect:

RESOLVED, that pursuant to the provisions of the Second Amended and Restated Articles of Incorporation of the Corporation (as such may be amended, modified or restated from time to time, the “Second Amended and Restated Articles of Incorporation”) (which authorizes 5,000,000 shares of preferred stock, par value $0.01 per share (the “Preferred Stock”)), and the authority thereby vested in the Board, a series of Preferred Stock be, and it hereby is, created, and that the designation and number of shares of such series, and the voting and other powers, preferences and relative, participating, optional or other rights, and the qualifications, limitations and restrictions thereof are as set forth in the Second Amended and Restated Articles of Incorporation and this Certificate of Designation, as it may be amended from time to time (the “Certificate of Designation”) as follows:

SECTION 1. Designation and Number of Shares. Pursuant to the Second Amended and Restated Articles of Incorporation, there is hereby created out of the authorized and unissued shares of Preferred Stock a series of Preferred Stock consisting of 300,000 shares of Preferred Stock designated as “Series A Preferred Stock” (the “Series A Preferred Stock”).

SECTION 2. Permitted Owners. Shares of the Series A Preferred Stock may be issued only to, and registered in the name of, JSTX Holdings, LLC and Rocky Creek Resources, LLC (collectively, the “Investors”), their respective successors and permitted assigns in accordance with Section 6 (including all subsequent successors and permitted assigns) (the Investors together with such persons, collectively, the “Permitted Series A Owners”).

SECTION 3. Voting.

(a) Each one one-hundredth (1/100th) of a share of Series A Preferred Stock shall entitle the holder thereof to one vote on all matters submitted to a vote of the holders of common stock, par value $0.01 per share, of the Corporation (the “Common Stock”), as adjusted to account for any subdivision (by stock split, subdivision, exchange, stock dividend, reclassification, recapitalization or otherwise) or combination (by reverse stock split, exchange, reclassification, recapitalization or otherwise) or similar reclassification or recapitalization of the outstanding shares of Common Stock into a greater or lesser number of shares of Common Stock occurring after the date of this Certificate of Designation.

(b) Except as otherwise provided herein or in any other Certificate of Designation creating a class or series of preferred stock or any similar stock, or by applicable law, the holders of Series A Preferred Stock, the holders of shares of Common Stock, and the holders of any other class or series of capital stock of the Corporation entitled to vote generally together with the Common Stock shall vote together as one class on all matters submitted to a vote of the holders of such Common Stock.

(c) Except as otherwise required by law, the Second Amended and Restated Articles of Incorporation or this Certificate of Designation, for so long as any shares of Series A Preferred Stock shall remain outstanding, the Corporation shall not, without the prior vote or written consent of the holders of a majority of the shares of Series A Preferred Stock then outstanding, voting separately as a single class, amend, alter or repeal any provision of the Second Amended and Restated Articles of Incorporation or this Certificate of Designation, whether by merger, consolidation or otherwise, if such amendment, alteration or repeal would adversely alter or change the powers, preferences or relative, participating, optional or other or special rights of the Series A Preferred Stock. Any action required or permitted to be taken at any meeting of the holders of Series A Preferred Stock may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of the outstanding Series A Preferred Stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares of Series A Preferred Stock were present and voted and shall be delivered to the Corporation by delivery to its registered office in the State of Virginia, its principal place of business, or an officer or agent of the Corporation having custody of the book in which minutes of proceedings of shareholders are recorded. Delivery made to the Corporation’s registered office shall be by hand or by certified or registered mail, return receipt requested. Prompt written notice of the taking of corporate action without a meeting by less than unanimous written consent of the holders of Series A Preferred Stock shall, to the extent required by law, be given to those holders of Series A Preferred Stock who have not consented in writing and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for notice of such meeting had been the date that written consents signed by a sufficient number of holders of Series A Preferred Stock to take the action were delivered to the Corporation.

(d) The holders of Series A Preferred Stock shall not have any voting rights except as set forth herein, in the Second Amended and Restated Articles of Incorporation, in the Investor and Registration Rights Agreement, dated as of [●], by and among the Corporation and the other parties thereto (the “IRRA”), or as provided by applicable law.

SECTION 4. Board Representation.

(a) Effective as of the date of this Certificate of Designation, the Board shall increase the size of the Board by five directors (to nine total directors) and, immediately thereafter, the Board shall cause five of such newly created directorships to be filled with five individuals designated by the Permitted Series A Owners (in such capacity, each an “Investor Director” and together with any other person designated to replace any such person in accordance with the terms of this Section 4, and including both Investor Affiliated Directors and Investor Non-Affiliated Directors, the “Investor Directors”), all of whom may be Investor Affiliated Directors, by written consent or other written instrument delivered to the Corporation.

2

(b) In addition to the vote in Section 3(a), from and after the date of this Certificate of Designation, for so long as the Permitted Series A Owners have the right to redeem or exchange Common Units (as defined below) for Common Stock pursuant to the Limited Partnership Agreement (as defined below) in such percentages relative to the number of shares of Common Stock then outstanding as set forth below, the holders of a majority of the total number of outstanding shares of Series A Preferred Stock (the “Permitted Series A Owner Majority”) shall have the exclusive right, voting separately as a class and to the exclusion of the Common Stock and any other class or series of capital stock of the Corporation, to designate to the Board the following number of Investor Directors:

(i) up to five Investor Directors, all of whom may be Investor Affiliated Directors, until such time as (A) the number of shares of Common Stock then issuable to the Permitted Series A Owners upon redemption or exchange of the Common Units for Common Stock pursuant to the Limited Partnership Agreement, plus (B) the aggregate number of shares of Common Stock then held by the Permitted Series A Owners (such sum, the “Total Series A Ownership”) continuously held is less than or equal to 50% of (1) the number of shares of Common Stock then issuable to the Permitted Series A Owners upon redemption or exchange of the Common Units for Common Stock pursuant to the Limited Partnership Agreement plus (2) the number of shares of Common Stock then outstanding (such sum, the “Total Shares”) (the “First Step Down Event”);

(ii) up to four Investor Directors, each of whom may be Investor Affiliated Directors, until such time as the Total Series A Ownership continuously held is less than 40% of the Total Shares (the “Second Step Down Event”);

(iii) up to three Investor Directors, each of whom may be an Investor Affiliated Director, until such time as the Total Series A Ownership continuously held is less than 30% of the Total Shares (the “Third Step Down Event”);

(iv) up to two Investor Directors, each of whom may be an Investor Affiliated Director, until such time as the Total Series A Ownership continuously held is less than 20% of the Total Shares (the “Fourth Step Down Event”); and

(v) one Investor Director, who may be an Investor Affiliated Director, until such time as the Total Series A Ownership continuously held is less than 10% of the Total Shares (the “Fifth Step Down Event,” and together with the First Step Down Event, the Second Step Down Event, the Third Step Down Event and the Fourth Step Down Event, each a “Step Down Event”).

(c) The Corporation shall take all actions within its power to cause all Investor Directors designated pursuant to this Section 4 to be included in the slate of nominees recommended by the Board for election as directors at each annual or special meeting called for the purpose of electing directors (and/or in connection with any election by written consent). Notwithstanding anything to the contrary herein, the Investor Directors designated pursuant to this Section 4 shall be elected by the Permitted Series A Owner Majority, voting separately as a class and to the exclusion of the Common Stock and any other class or series of capital stock of the Corporation, and may be elected, at the option of the Permitted Series A Owner Majority, either (i) by written consent of the Permitted Series A Owner Majority or (ii) at annual or special meetings called for the purpose of electing directors.

3

(d) From and after the date of this Certificate of Designation, for so long as the Permitted Series A Owners have the right to designate directors pursuant to Section 4(b), the size of the Board shall not be decreased in a manner that would limit such designation rights.

(e) Each Investor Director designated pursuant to this Section 4 shall serve until his or her successor is designated or his or her earlier death, disability, resignation or removal. Any vacancy or newly created directorship in the position of an Investor Director may be filled only by the Permitted Series A Owner Majority, and may be filled with immediate effect by written consent of the Permitted Series A Owner Majority, subject to the fulfillment of the requirements set forth in Section 4(g). Subject to Section 4(h), each Investor Director may, during his or her term of office, be removed at any time, with or without cause, by and only by the Permitted Series A Owner Majority.

(f) At all times while an Investor Director is serving as a member of the Board, and following any such Investor Director’s death, disability, resignation or removal, such Investor Director shall be entitled to all rights to indemnification and exculpation as are then made available to any other member of the Board.

(g) Each Investor Director shall satisfy the requirements set forth in Sections 3.02(c) and 3.02(d) of the IRRA.

(h) Upon the occurrence of any Step Down Event, such Investor Directors then serving on the Board in excess of the entitled number pursuant to Section 4(b) (as selected by the Permitted Series A Owner Majority) shall promptly (and in any event prior to the time the Board next takes any action, whether at a meeting or by written consent) resign from the Board and the number of directors comprising the Board shall automatically be reduced consistent with Section 3.01(d) of the IRRA, and the corresponding right to designate directors pursuant to the applicable subsection of Section 4(b) shall automatically terminate, such that:

(i) upon the occurrence of the First Step Down Event (but prior to the Second Step Down Event), if there are five Investor Affiliated Directors then serving on the Board, one Investor Affiliated Director shall promptly resign, and such vacancy shall be filled by the Board based on the recommendation of the Nominating and Governance Committee, but in any event such replacement director shall be a Non-Affiliated Director, and the right to designate directors pursuant to Section 4(b)(i) shall automatically terminate;

(ii) upon the occurrence of the Second Step Down Event (but prior to the Third Step Down Event), (x) if there are four Investor Directors then serving on the Board, one Investor Director shall promptly resign and (y) any director elected to fill a vacancy pursuant to Section 4(h)(i), shall promptly resign, and the size of the Board shall automatically be reduced by two directors (to seven total directors) and the right to designate directors pursuant to Section 4(b)(ii) shall automatically terminate;

(iii) upon the occurrence of the Third Step Down Event (but prior to the Fourth Step Down Event), if there are three Investor Directors then serving on the Board, one Investor Director shall promptly resign, the size of the Board shall automatically be reduced by one director (to six total directors) and the right to designate directors pursuant to Section 4(b)(iii) shall automatically terminate;

4

(iv) upon the occurrence of the Fourth Step Down Event (but prior to the Fifth Step Down Event), if there are two Investor Directors then serving on the Board, one Investor Director shall promptly resign, the size of the Board shall automatically be reduced by one director (to five total directors) and the right to designate directors pursuant to Section 4(b)(iv) shall automatically terminate; and

(v) upon the occurrence of the Fifth Step Down Event, if there is an Investor Director then serving on the Board, that remaining Investor Director shall promptly resign from the Board, unless the Non-Affiliated Directors, by a majority vote, determine otherwise, and the right to designate directors pursuant to Section 4(b) shall automatically terminate.

(i) If, following the redemption or exchange of Common Units for Common Stock pursuant to the Limited Partnership Agreement, or after termination of this Certificate of Designation or such time as no shares of Series A Preferred Stock remain outstanding, the Permitted Series A Owners would continue to satisfy the ownership percentages set forth in Section 4(b) as a result of their continuous ownership of Common Stock relative to the Total Shares, the Permitted Series A Owners may request the Corporation to enter into such agreements reflecting the rights set forth in this Section 4, which the Corporation and the Permitted Series A Owners shall enter into as promptly as practicable after such request (but in any event, no later than 30 days after such request).

SECTION 5. Dividends; Non-Economic Interest. Notwithstanding anything to the contrary in the Second Amended and Restated Articles of Incorporation and this Certificate of Designation, (i) dividends shall not be declared or paid on the Series A Preferred Stock and (ii) the Series A Preferred Stock shall otherwise be non-economic interests in the Corporation in all respects.

SECTION 6. Transfer of Series A Preferred Stock.

(a) Subject to Section 7(c), a holder of Series A Preferred Stock may surrender shares of Series A Preferred Stock (or fractions thereof) to the Corporation for no consideration at any time. Following the surrender of any shares of Series A Preferred Stock (or fractions thereof) to the Corporation, the Corporation will take all actions necessary to retire such shares (or fractions) and such shares (or fractions) shall not be re-issued by the Corporation.

(b) A holder of Series A Preferred Stock may transfer shares of Series A Preferred Stock (or fractions thereof) to any transferee (other than the Corporation) only if, and only to the extent, (i) such transfer would be permitted by the Limited Partnership Agreement (as defined below) and (ii) such holder also simultaneously transfers one Common Unit for each one one-hundredth (1/100th) of a share of Series A Preferred Stock transferred to such transferee in compliance with the Amended and Restated Agreement of Limited Partnership of PV Energy Holdings, L.P., a Delaware limited partnership (the “Partnership”), dated [●], as such agreement may be further amended, restated, amended and restated, supplemented or otherwise modified from time to time (the “Limited Partnership Agreement”). The transfer restrictions described in this Section 6(b) are referred to as the “Restrictions.”

5

(c) Any purported transfer of shares of Series A Preferred Stock (or fractions thereof) in violation of the Restrictions shall be null and void. If, notwithstanding the Restrictions, a person shall, voluntarily or involuntarily, purportedly become or attempt to become, the purported owner (“Purported Owner”) of shares of Series A Preferred Stock (or fractions thereof) in violation of the Restrictions, then the Purported Owner shall not obtain any rights in and to such shares of Series A Preferred Stock (or fractions thereof) (the “Restricted Shares”), and the purported transfer of the Restricted Shares to the Purported Owner shall not be recognized by the Corporation’s transfer agent (the “Transfer Agent”).

(d) The Board may, with the approval of a majority of the Non-Affiliated Directors if such approval is sought before the First Step Down Event, and to the extent permitted by law, from time to time establish, modify, amend or rescind, by bylaw or otherwise, regulations and procedures that are consistent with the provisions of this Section 6 for determining whether any transfer or acquisition of shares of Series A Preferred Stock would violate the Restrictions and for the orderly application, administration and implementation of the provisions of this Section 6. Any such procedures and regulations shall be kept on file with the Secretary of the Corporation and with its Transfer Agent and shall be made available for inspection by any prospective transferee and, upon written request, shall be mailed to holders of shares of Series A Preferred Stock.

SECTION 7. Conversion; Redemption; Cancellation of Series A Preferred Stock.

(a) The Series A Preferred Stock is not convertible into any other security of the Corporation.

(b) To the extent that any Permitted Series A Owner exercises its right pursuant to the Limited Partnership Agreement to have its Common Units redeemed by the Partnership in accordance with the Limited Partnership Agreement, then simultaneously with the payment of the consideration due under the Limited Partnership Agreement to such Permitted Series A Owner, the Corporation shall cancel for no consideration a number of shares of Series A Preferred Stock (or fractions thereof) registered in the name of the redeeming or exchanging Permitted Series A Owner equal to one one-hundredth (1/100th) of the number of Common Units held by such Permitted Series A Owner that are redeemed or exchanged in such redemption or exchange transaction. The Corporation will at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of issuance upon redemption or exchange of the Common Units for Common Stock pursuant to the Limited Partnership Agreement, such number of shares of Common Stock that shall be issuable upon any such redemption or exchange pursuant to the Limited Partnership Agreement; provided that nothing contained herein shall be construed to preclude the Corporation from satisfying its obligations in respect of any such redemption of Common Units pursuant to the Limited Partnership Agreement by delivering to the holder of Common Units upon such redemption cash in lieu of shares of Common Stock in the amount permitted by and as provided in the Limited Partnership Agreement. All shares of Common Stock that shall be issued upon any such redemption or exchange will, upon issuance in accordance with the Limited Partnership Agreement, be validly issued, fully paid and nonassessable.

6

(c) In the event of an Adjustment Surrender (as defined in the Limited Partnership Agreement), the Corporation shall cancel in exchange for the aggregate par value thereof a number of shares of Series A Preferred Stock (or fractions thereof) registered in the name of the applicable Permitted Series A Owner equal to one one-hundredth (1/100th) of the number of Common Units surrendered to the Partnership by such Permitted Series A Owner pursuant to Section 3.03(c)(i) of the Limited Partnership Agreement.

(d) In the event that no Permitted Series A Owner owns any Common Units that are redeemable or exchangeable pursuant to the Limited Partnership Agreement, then all shares of Series A Preferred Stock (and fractions thereof) will be cancelled for no consideration, and the Corporation will take all actions necessary to retire such shares (and fractions thereof) and such shares (and fractions thereof) shall not be re-issued by the Corporation.

SECTION 8. Restrictive Legend. Unless otherwise determined by the Board, shares of the Series A Preferred Stock shall be issued in book-entry form and shall not be certificated. All book entries representing shares of Series A Preferred Stock shall bear a legend substantially in the following form (or in such other form as the Board may determine):

THE SECURITIES REPRESENTED BY THIS BOOK ENTRY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR ANY STATE SECURITIES LAWS AND MAY NOT BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION. THE SECURITIES REPRESENTED BY THIS BOOK ENTRY ARE ALSO SUBJECT TO THE RESTRICTIONS (INCLUDING RESTRICTIONS ON TRANSFER) SET FORTH IN (1) THE SECOND AMENDED AND RESTATED ARTICLES OF INCORPORATION OF PENN VIRGINIA CORPORATION (A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE CORPORATION AND SHALL BE PROVIDED FREE OF CHARGE TO ANY SHAREHOLDER MAKING A REQUEST THEREFOR), (2) THE AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF PV ENERGY HOLDINGS, L.P., DATED AS OF [●], AND (3) THE INVESTOR AND REGISTRATION RIGHTS AGREEMENT, DATED AS OF [●], BY AND AMONG THE CORPORATION AND THE OTHER PARTIES THERETO.

SECTION 9. Fractional Shares. The Series A Preferred Stock may be issued in fractions of one one-hundredth (1/100th) of a share which shall entitle the holder, in proportion to such holder’s fractional shares, to exercise voting rights and to have the benefit of all other rights of holders of Series A Preferred Stock, including those set forth in Section 11.

SECTION 10. Cancellation. At any time when there are no longer any shares of Series A Preferred Stock outstanding, this Certificate of Designation automatically will be deemed null and void.

7

SECTION 11. Liquidation, Dissolution or Winding Up of the Corporation.

(a) In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, after payment or provision for payment of the debts and other liabilities of the Corporation, the holder of the Series A Preferred Stock shall be entitled to receive, out of the assets of the Corporation or proceeds thereof available for distribution to shareholders of the Corporation, before any distribution of such assets or proceeds is made to or set aside for the holders of Common Stock of the Corporation and any other stock of the Corporation ranking junior to the Series A Preferred Stock as to such distribution, payment in full in an amount equal to $0.01 per share of Series A Preferred Stock. To the extent a holder owns a fraction of a Series A Preferred Stock, such holder’s number of Series A Preferred Stock (and all fractions thereof) will be rounded up to the next whole number of Series A Preferred Stock solely for purposes of this Section 11.

(b) For purposes of this Section 11, the merger or consolidation of the Corporation with any other corporation or other entity, including a merger or consolidation in which the holders of Series A Preferred Stock receive cash, securities or other property for their shares, or the sale, lease or exchange (for cash, securities or other property) of all or substantially all of the assets of the Corporation, shall not constitute a liquidation, dissolution or winding up of the Corporation.

SECTION 12. Other Rights. The shares of Series A Preferred Stock shall not have any rights, preferences, privileges or voting powers or relative, participating, optional or other special rights, or qualifications, limitations or restrictions thereof, other than as set forth herein, in the Second Amended and Restated Articles of Incorporation, in the IRRA or as provided by applicable law.

SECTION 13. Definitions. As used in this Certificate of Designation, the terms set forth below shall have the following meanings:

“Affiliate” means, with respect to any Person, any other Person that directly or indirectly controls, is controlled by, or is under common control with, such Person. The term “control” (including the terms “controlled by” and “under common control with”) as used in this definition means the possession, directly or indirectly (including through one or more intermediaries), of the power or a authority to direct or cause the direction of management, whether through the ownership of voting securities, by contract or otherwise. For purposes of this Certificate of Designation, no member of the Investor Group shall be an Affiliate of the Corporation or any of its subsidiaries, and neither the Corporation nor any of its subsidiaries shall be an Affiliate of any member of the Investor Group.

“Investor Affiliated Director” means a director designated by the Permitted Series A Owners who is an Affiliate, or is employed by or otherwise serves as an officer or director (or equivalent position), of any member of the Investor Group.

“Investor Group” means Juniper Capital Advisors, L.P., a Delaware limited partnership, Juniper Capital Investment Management, L.P., a Delaware limited partnership, the Permitted Series A Owners and each of their respective controlled Affiliates.

8

“Investor Non-Affiliated Director” means a director designated by the Permitted Series A Owners who is not an Affiliate of, or employed by, any member of the Investor Group.

“Non-Affiliated Directors” means a director who qualifies as “independent” under the rules of the Nasdaq Global Select Market or the rules of such other national securities exchange on which the Common Stock is then listed or trading and who is not (i) an Investor Director or (ii) otherwise an Affiliate of the Investor Group, or employed by or otherwise serves as an officer or director of a member of the Investor Group.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

[signature page follows]

9

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Designation to be signed by the undersigned duly authorized officer this [●] day of [●].

PENN VIRGINIA CORPORATION

By:
Name:
Title:

[Signature Page to Series A Preferred Stock Certificate of Designation]

Exhibit 2.2

Execution Version

CONTRIBUTION AGREEMENT

by and among

ROCKY CREEK RESOURCES, LLC

as Contributor

PENN VIRGINIA CORPORATION

as Corporation

and

PV ENERGY HOLDINGS, L.P.

as the Partnership

Dated as of November 2, 2020

TABLE OF CONTENTS

1.	DEFINITIONS; INTERPRETATION		1

	1.1	Definitions	1
	1.2	Interpretation	41

2.	CONTRIBUTION		42

	2.1	Contribution of Assets	42
	2.2	Consideration	42
	2.3	Adjustments to Consideration	44
	2.4	Closing Statement	48
	2.5	Transfer Agent	48
	2.6	Withholding	48

3.	CLOSING		49

	3.1	Closing	49
	3.2	Effective Date	49
	3.3	Corporation Deliverables	49
	3.4	Contributor Deliverables	51
	3.5	Post-Closing Adjustment	52

4.	REPRESENTATIONS AND WARRANTIES OF CORPORATION		54

	4.1	Representations	54

5.	REPRESENTATIONS AND WARRANTIES OF CONTRIBUTOR		61

	5.1	Representations	61

6.	COVENANTS OF THE PARTIES		70

	6.1	Operations During the Interim Period	70
	6.2	Access and Assistance	73
	6.3	Further Assurances	74
	6.4	Books and Records	74
	6.5	Use of Contributor Marks	74
	6.6	Fees and Expenses	75
	6.7	Tax Matters	75
	6.8	Casualty or Condemnation Loss	77
	6.9	Amendment to the Schedules	78
	6.10	Recording and Filing	79
	6.11	Notice to Remitters of Proceeds	79
	6.12	Calculation of Hydrocarbon Inventory	80
	6.13	Suspense Funds	80
	6.14	Securities Laws Disclosure; Publicity	81
	6.15	Replacement of Bonds, Letters of Credit, Guarantees and Security Deposits	82
	6.16	Operatorship	82

i

	6.17	Corporation Shareholder Approval.	82
	6.18	Listing of Corporation Common Stock	85
	6.19	Credit Agreement Amendment and Second Lien Credit Agreement Amendment	85
	6.20	Corporation Conversions	86
	6.21	Matocha Well	86
	6.22	Financial Statements	87

7.	CONSENTS; PREFERENTIAL PURCHASE RIGHTS		87

	7.1	Customary Post-Closing Consents	87
	7.2	Preferential Rights to Purchase	88
	7.3	Required Consents	89

8.	TITLE		90

	8.1	Exclusive Rights, Obligations, Representations, Warranties and Remedies	90
	8.2	Title Review	91
	8.3	Allocated Value	91
	8.4	Defect Notice	91
	8.5	Election of Title Remedies by Contributor	92
	8.6	Title Defect Amount	95
	8.7	Title Defect Amount Limit	96
	8.8	Title Benefit	96
	8.9	Individual Title Threshold	98
	8.10	Title Dispute Resolution	98
	8.11	Special Warranty of Title	100
	8.12	New Leases; Replacement Leases	100

9.	ENVIRONMENTAL MATTERS		101

	9.1	Exclusive Rights, Obligations, Representations, Warranties and Remedies	101
	9.2	Environmental Assessment	102
	9.3	NORM and Hazardous Materials	103
	9.4	Environmental Liability Notice	103
	9.5	Environmental Liability Notice - Details	103
	9.6	Contributor’s and Corporation’s Remedy	104
	9.7	Individual Environmental Threshold	106
	9.8	No Agreement	106

10.	TITLE AND ENVIRONMENTAL DEDUCTIBLE; DEFECT DEPOSIT		107

	10.1	Title Deductible	107
	10.2	Environmental Deductible	108
	10.3	Deductibles	108
	10.4	Exceptions	109
	10.5	Retraction	109
	10.6	Defect Deposit	110

11.	ASSUMPTION; INDEMNIFICATION; WAIVERS		110

	11.1	Corporation Assumption of Assumed Obligations	110
	11.2	Retained Obligations	111
	11.3	Contributor Indemnity	111
	11.4	Corporation Indemnity	111
	11.5	Express Negligence Rule	112
	11.6	Limitations on Liability	112
	11.7	Procedures	115
	11.8	Waiver of Non-Compensatory Damages	118
	11.9	Disclaimer of Application of Anti-Indemnity Statutes	118
	11.10	Certain Disclaimers	118
	11.11	Exclusive Remedy and Release	120
	11.12	Tax Treatment	120
	11.13	Indemnity Escrow	120

12.	CONDITIONS PRECEDENT TO CLOSING		122

	12.1	Corporation’s and the Partnership’s Conditions Precedent	122
	12.2	Contributor’s Conditions Precedent	124

13.	TERMINATION		126

	13.1	Termination Rights	126
	13.2	Effect of Termination	127
	13.3	Remedies upon Termination	127
	13.4	Termination Fee; Expense Reimbursement	128
	13.5	Return of Documentation and Confidentiality.	130

14.	MISCELLANEOUS		131

	14.1	Notices	131
	14.2	Assignment	132
	14.3	Rights of Third Parties	132
	14.4	Counterparts	132
	14.5	Entire Agreement	133
	14.6	Disclosure Schedule	133
	14.7	Amendments	133
	14.8	Severability	133
	14.9	Governing Law and Venue; Wavier of Jury Trial	134
	14.10	Waivers	134
	14.11	Conspicuous	135
	14.12	Time of Essence	135
	14.13	Cash Payments	135
	14.14	No Recourse	135

Exhibits and Schedules

Exhibit A-1 – Leases

Exhibit A-2 – Lease Area

Exhibit B – Wells

Exhibit C – Units

Exhibit D – Surface Interest

Exhibit E – Form of Assignment and Bill of Sale

Exhibit F – Form of Letters-in-Lieu

Exhibit G – Form of Investor Rights Agreement

Exhibit H – Form of A&R LP Agreement

Exhibit I – Form of Interest Assignment Agreement

Exhibit J – Form of Certificate of Designation

Schedule EA – Excluded Assets

Schedule HLS – Hydrocarbon Lease Standards

Schedule PE – Permitted Liens

Schedule 5.1(d) – Consents and Preferential Purchase Rights

Schedule 5.1(f) – Litigation

Schedule 5.1(g) – Taxes

Schedule 5.1(h)(i) – Material Contracts

Schedule 5.1(h)(ii) – Material Breach or Default

Schedule 5.1(h)(iii) – Credit Support

Schedule 5.1(k) – Environmental Matters

Schedule 5.1(m) – Commitments

Schedule 5.1(n) – Imbalances

Schedule 5.1(o) – Suspense Funds

Schedule 5.1(q) – Inactive Wells

Schedule 6.1 – Interim Operations

Schedule 6.4 – Electronic Records

Schedule 6.15 – Replacement of Bonds

CONTRIBUTION AGREEMENT

This Contribution Agreement (as amended or otherwise modified from time to time in accordance with the terms hereof, this “Agreement”) is entered into as of November 2, 2020 (the “Execution Date”), by and among:

(A)	Rocky Creek Resources, LLC, a Delaware limited liability company (“Contributor”);

(B)	Penn Virginia Corporation, a Virginia corporation (“Corporation”); and

(C)	PV Energy Holdings, L.P., a Delaware limited partnership (the “Partnership”).

In this Agreement, Contributor, Corporation and the Partnership are each referred to as a “Party” and collectively as the “Parties”.

WHEREAS, Contributor owns certain oil and gas leasehold and other real and personal property interests in Lavaca County, Texas, and Fayette County, Texas, such interests as more fully described and defined below as the “Assets”; and

WHEREAS, in accordance with and subject to the terms and conditions of this Agreement, the Partnership desires to receive from Contributor, and Contributor desires to contribute to the Partnership or its designated Affiliate that is treated as disregarded as separate from the Partnership for U.S. federal income tax purposes, the Assets in exchange for the Consideration (as defined below), and to undertake the other actions contemplated by this Agreement (the “Transaction”); and

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(a)(2) of the Securities Act and Rule 506 promulgated thereunder, (a) the Partnership proposes to issue to Contributor, and Contributor desires to receive from the Partnership as consideration for the Assets, Partnership Common Units (as defined below) and (b) in connection with such contribution of the Assets, Corporation proposes to issue and sell to Contributor, and Contributor desires to acquire from Corporation as consideration for the cash payments described herein, shares of Corporation Series A Preferred Stock (as defined below).

NOW, THEREFORE, in consideration of the above and of the mutual covenants and promises contained in this Agreement, the Parties agree as follows:

1.	DEFINITIONS; INTERPRETATION

1.1	Definitions.

In this Agreement, the following terms have the following given meanings:

“A&R LP Agreement” means the Amended and Restated Agreement of Limited Partnership of the Partnership, to be dated as of the Closing Date, by and among the General Partner, Corporation, the Partnership, Contributor and JSTX, substantially in the form of Exhibit H attached hereto.

“Abstract Plant” means all of the personal property assets previously belonging to H. Slocum Harvey, and wife, Gwendolyn Poole Harvey, and Peoples Abstract Company, Inc. (and also the entity previously known as Lavaca County Abstract Company), Macklin K. Johnson, and wife, Alice F. Johnson, and currently owned by Delago Resources, LLC, being all of the assets of the abstract plant, including all maps, survey tract books, abstracts of titles, all indexes, specifically including the general direct and reverse indexes, judgment indexes, tax liens and other liens indexes, as well as indexes for abstracts and files and any and all other indices, all files on title policies and all transaction files, all card files having title information on cards together with all personal property used in and pertaining to the businesses previously operated as Peoples Abstract Company and/or Lavaca County Abstract Company, including the furniture, fixtures, typewriters, adding machines, file cabinets, tables, desks, chairs, shelving, racks and other cabinets, but not any building fixtures, situated in the building located at 111 East Second Street in Hallettsville, Lavaca County, Texas, said personal property assets being the same items described in the Bill of Sale dated March 21, 1995, from H. Slocum Harvey, et ux, et al, to Macklin K. Johnson recorded at Volume 63, Page 836, Official Records of Lavaca County, Texas.

“Adjustment Cash Payment” has the meaning set forth in Section 2.3.

“AFE” means authorizations for expenditures and other approved capital commitments, individually in excess of $100,000 net to Contributor’s Working Interest in relation to the Assets.

“Affiliate” means with respect to any Person, any other Person that, directly or indirectly, controls, is controlled by or is under common control with, such specified Person through one or more intermediaries or otherwise. Notwithstanding anything to the contrary contained herein, (a) other than for purposes of Section 6.6, Section 13.4(b) and Section 14.14, no member of the Juniper Group will be deemed to be an Affiliate of Contributor for any purpose of this Agreement, (b) Contributor will not be deemed to be an Affiliate of Corporation or the Partnership for any purpose of this Agreement and vice versa, and (c) no member of the Juniper Group will be deemed to be an Affiliate of Corporation or the Partnership for any purpose of this Agreement and vice versa. For purposes of this definition, “control” shall mean (i) the ownership, legally or beneficially, directly or indirectly, of more than 50% of the voting shares or membership interest of any company, corporation or business entity or (ii) the power or authority, through ownership of voting securities, by contract or otherwise, to direct the management, activities or policies of any company, corporation or business entity.

“Adjustment Securities” has the meaning set forth in Section 2.3.

“Agreement” has the meaning set forth in the preamble.

2

“Allocated Value” means:

(a)	for each Lease, the portion of the Consideration amount allocated to such Lease set forth on Exhibit A-1; and

(b)	for each Well, the portion of the Consideration amount allocated to such Well set forth on Exhibit B.

“Applicable Title Benefit Value” means an amount equal to the aggregate of all Title Benefits Amounts.

“Assets” means all of Contributor’s right, title and interest in and to:

(a)	the Properties;

(b)	the Facilities;

(c)

all surface fee interests, easements, servitudes, rights-of-way, surface leases, licenses, authorizations, permits (other than Permits) and other surface rights or interests appurtenant to, to the extent used or held for use in connection with the use, ownership or operation of the Properties or other Assets, including those described on Exhibit D (“Surface Interests”);

(d)

all Hydrocarbons within, on, under or produced from or attributable to the Properties on and after the Effective Date, and all proceeds or accounts receivable resulting from or attributable to the sale of any such Hydrocarbons;

(e)	the Hydrocarbon Inventory and all proceeds or accounts receivable resulting from or attributable to the sale of any Hydrocarbons Inventory;

(f)

the Material Contracts and any other Contracts which are not Material Contracts but (i) to which Contributor is a party or in which Contributor otherwise holds an interest or (ii) by which any of the Properties are otherwise bound or subject, limited, in each case, to the extent that such Material Contracts and other Contracts are used in connection with, or relate to, any other Asset (including the use, ownership or operation thereof);

(g)	any refunds or credits or similar Tax assets attributable to any Tax Assumed Obligations;

(h)	all reversionary interests, carried interests, options, convertible interests and net profits interests that are attributable to or derived from the Properties;

(i)	all Permits to the extent that they are used in connection with the use, ownership or operation of any other Asset;

3

(j)

all geological, geophysical and other seismic data and information relating to any other Asset to the extent such data and information is transferable without penalty or payment to any Third Party, or if transferable with penalty or payment to any Third Party, for which Corporation has paid or agreed in writing to pay such penalties or payments (“G&G Data”);

(k)

all rights, claims, demands, causes of action, suits, actions, judgements, damages, awards, recoveries, settlements, indemnities, warranties, rights to insurance proceeds, refunds, reimbursements, audit rights, duties, obligations, liabilities and other intangible rights in favor of or owed to Contributor or its Affiliates, in each case, to the extent relating to any other Asset or any Assumed Obligation and to the extent not relating to, covering or offsetting any Retained Obligation or any other matter for which Contributor has an indemnity obligation hereunder;

(l)

all trade credits, accounts, receivables, instruments, general intangibles and other proceeds, benefits, income or revenues attributable to any other Asset (including from the sale of any Hydrocarbons) but only insofar as arising or accruing after the Effective Date;

(m)	all obligations, rights and benefits arising from or in connection with any Pipeline Imbalance or Well Imbalance; and

(n)	the Records,

but excepting, excluding, and reserving to Contributor, in all such instances, the Excluded Assets. For purposes of clarity, any reference herein to the Properties, the Facilities, any Surface Interest, any Contract, any Permit, the Records or any of the other Assets shall be deemed to except and exclude any Excluded Assets.

“Assignment” means an assignment and bill of sale substantially in the form attached hereto as Exhibit E.

“Assumed Obligations” means all Liabilities, known or unknown, arising from or related or attributable to the Assets, whether arising prior to, on or after the Effective Date and whether arising from acts, omissions, events or conditions occurring prior to, on or after the Effective Date, including such Liabilities:

(a)	with respect to the condition, use, ownership, or operation of the Assets, including all obligations imposed on a lessee, all Operating Expenses:

(b)	for the plugging and abandoning (and replugging) of the Wells;

(c)	for any surface restoration or environmental clean-up or Environmental Liability with respect to the Assets;

4

(d)

any underpayment, mis-payment or non-payment of, or other failure to properly pay or account for, Burdens with respect to the Assets or with respect to any holder of a Burden or Working Interest with respect to any Asset;

(e)

for the balancing, gathering, processing, storage, compression, dehydration, treating, disposal, fractionation or transportation of Hydrocarbons or any water produced from the Assets or otherwise relating to the marketing of Hydrocarbons produced from the Assets; and

(f)

for Production Taxes for which the Partnership is liable in accordance with Section 6.7 and any other Taxes attributable to the ownership or operation of the Assets (or the production of Hydrocarbons therefrom) for any Tax period (or portion thereof) beginning on or after the Effective Date (“Tax Assumed Obligations”);

provided, however that the Assumed Obligations shall not include (i) any Retained Obligations, (ii) any matter with respect to which, and to the extent that, Corporation is entitled to indemnification from Contributor under Section 11 and Corporation has delivered a specific written claim for indemnity under Section 11 to Contributor prior to the expiration of the applicable survival period set forth in Section 11.6, but only to the extent of the specific amounts for which Contributor is responsible, or (iii) any matter with respect to which, and to the extent that, Corporation is entitled to recovery for a breach of the special warranty of Defensible Title set forth in the Assignment in accordance with Section 8.11 and Corporation has timely delivered a specific written claim thereunder, but only to the extent of the specific amounts for which Contributor is responsible.

“Bankruptcy Proceeding” means (a) commencement of a voluntary case under any Debtor Relief Laws, (b) filing of a petition seeking to take advantage of any Debtor Relief Laws, (c) consenting to or failing to contest in a timely and appropriate manner to any petition filed against a Party in an involuntary case under any Debtor Relief Laws, (d) applying for or consent to, or failing to contest in a timely and appropriate manner, the appointment of, or the taking of possession by, a receiver, custodian, trustee, or liquidator of itself or of a substantial part of its property, domestic or foreign, (e) admitting in writing its inability to pay its debts as they become due, (f) making a general assignment for the benefit of creditors, (g) taking any corporate action for the purpose of authorizing any of the foregoing, or (h) commencement of a case or other proceeding against a Party or any affiliate thereof in any court of competent jurisdiction seeking (i) relief under any Debtor Relief Laws, or (ii) the appointment of a trustee, receiver, custodian, liquidator or the like for such Party or any affiliate thereof or for all or any substantial part of their respective assets, domestic or foreign, and such case or proceeding shall continue without dismissal or stay for a period of 60 consecutive days, or an order granting the relief requested in such case or proceeding (including, but not limited to, an order for relief under such federal bankruptcy laws) shall be entered.

“Board of Directors” means the board of directors of Corporation.

5

“Board Recommendation” shall have the meaning ascribed to such term in Section 6.17(c).

“Burden” means any and all royalties (including lessor’s royalty), overriding royalties, production payments, net profits interests and other burdens upon, measured by or payable out of production of Hydrocarbons from or allocated to the Properties or the proceeds thereof (excluding, for the avoidance of doubt, any Taxes).

“Business Day” means any day that is not a Saturday, Sunday or legal holiday in the State of Texas, and that is not otherwise a federal holiday in the United States of America.

“Casualty Loss” has the meaning set forth in Section 6.8.

“Casualty Loss Threshold” has the meaning set forth in Section 6.8.

“CERCLA” means Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended.

“Certificate of Designation” means the Certificate of Designation establishing the Corporation Series A Preferred Stock, substantially in the form of Exhibit J attached hereto.

“Change in Recommendation” shall have the meaning ascribed to such term in Section 6.17(c).

“Chosen Courts” has the meaning set forth in Section 14.9.

“Claim Notice” has the meaning set forth in Section 11.7(a)(ii).

“Clean Air Act” means the Clean Air Act, as amended.

“Closing” has the meaning set forth in Section 3.1.

“Closing Amount” has the meaning set forth in Section 2.3.

“Closing Date” has the meaning set forth in Section 3.1.

“Code” means the Internal Revenue Code of 1986, as amended.

“Commission” means the United States Securities and Exchange Commission.

“Confidentiality Agreement” means that certain confidentiality agreement between Juniper Capital Advisors, L.P. and Corporation dated April 13, 2020.

“Consents” means those consents, approvals, or authorizations to assignment required for or in connection with the execution, delivery or performance of this Agreement or any Transaction Document by Contributor, including for the transfer of the Assets to Corporation and the consummation of the Transaction.

6

“Contract” means any contract, agreement, instrument, lease, license or commitment, whether written or oral; provided, however, that the term “Contract” shall not include any (a) master service contract, blanket agreement or similar contract or (b) Lease, Surface Interest, easement, right-of-way, surface agreement, Permit, conveyance or other instrument of any kind to the extent creating or evidencing an interest in real property.

“Contributor” has the meaning given to such term in the preamble.

“Contributor Audit Firm” has the meaning set forth in Section 6.22(b).

“Contributor Indemnified Parties” has the meaning set forth in Section 11.3(c).

“Contributor Marks” has the meaning set forth in Section 6.5.

“Contributor Material Adverse Effect” means an event or circumstance that, individually or in the aggregate, results in, or would reasonably be expected to result in (x) Contributor suffering Liabilities with respect to the Assets in an amount greater than or equal to $7,676,532, or (y) the impairment or hindrance of, Contributor’s consummation of the transactions contemplated by this Agreement in any material respect; provided, however, that, none of the following, individually or in the aggregate, shall be deemed to constitute, give rise to, cause, or create a Contributor Material Adverse Effect under Clause (x): (a) entering into this Agreement or the announcement of the transactions contemplated by this Agreement; (b) any action or omission of Contributor under the terms of this Agreement or at the prior written request of Corporation; (c) changes in general market, economic, financial, or political conditions (including changes in commodity prices, fuel supply, or transportation markets, interests, or rates) in the area in which the Assets are located, the United States, or worldwide; (d) changes in conditions or developments generally applicable to the oil and gas industry in the area where the Assets are located; (e) acts of God, including hurricanes, tornados, storms, epidemics, pandemics or disease outbreaks (including the COVID-19 virus) or other naturally occurring events or phenomena; (f) civil unrest, any outbreak of disease or hostilities, terrorist activities or war, or any similar disorder; (g) a change in Laws and any interpretations thereof from and after the Closing Date; (h) any reclassification or recalculation of reserves in the ordinary course of business; (i) changes in service costs generally applicable to the oil and gas industry in the United States; and (j) natural declines in well performance.

“Conversions” has the meaning set forth in Section 6.20.

“COPAS” has the meaning set forth in Section 2.3(c).

“Corporation” has the meaning set forth in the preamble.

7

“Corporation Alternative Proposal” means any proposal or offer (whether or not in writing) made by any Person or Persons other than Juniper NewCo or any of its Affiliates, with respect to any (i) merger, amalgamation, consolidation, share exchange, other business combination, recapitalization or similar transaction involving the Corporation, (ii) sale, lease, contribution or other disposition, directly or indirectly (including by way of merger, amalgamation, consolidation, share exchange, other business combination, recapitalization, partnership, joint venture, sale of capital stock of, or other equity interests in, the Corporation or any of its Subsidiaries or otherwise), of any business or assets of the Corporation or any of its Subsidiaries representing 20% or more of the consolidated revenues, consolidated net income or consolidated assets of the Corporation or securities convertible into or exchangeable for or representing 20% or more of the total outstanding voting power of the Corporation, (iii) transaction in which any Person (or the stockholders of any Person) shall acquire, directly or indirectly, beneficial ownership, or the right to acquire beneficial ownership, or formation of any group which beneficially owns or has the right to acquire beneficial ownership of, 20% or more of the total outstanding voting power of the Corporation or (iv) combination of the foregoing (in each case, other than the transactions contemplated by the JSTX Contribution Agreement).

“Corporation Bylaws” means the bylaws of Corporation in effect as of the Execution Date.

“Corporation Capital Stock” means the Corporation Common Stock and the Corporation Preferred Stock.

“Corporation Charter” means the articles of incorporation of Corporation in effect as of the Execution Date.

“Corporation Common Stock” means the common stock, par value $0.01 per share, of Corporation.

“Corporation Disclosure Letter” has the meaning given the term “Company Disclosure Letter” in the JSTX Contribution Agreement.

“Corporation Indemnified Parties” has the meaning set forth in Section 11.3.

“Corporation Material Adverse Effect” means an event or circumstance that, individually or in the aggregate, results in, or would reasonably be expected to result in, (x) a material adverse effect on the business, properties, financial condition, or results of operations of Corporation and its Affiliates, or (y) the impairment or hindrance of, Corporation’s consummation of the transactions contemplated by this Agreement in any material respect; provided, however, that, none of the following, individually or in the aggregate, shall be deemed to constitute, give rise to, cause, or create a Corporation Material Adverse Effect under Clause (x): (a) entering into this Agreement or the announcement of the transactions contemplated by this Agreement; (b) any action or omission of Corporation under the terms of this Agreement or at the prior written request of Contributor; (c) changes in general market, economic, financial, or political conditions

8

(including changes in commodity prices, fuel supply, or transportation markets, interests, or rates) in the area in which the assets and properties of Corporation and its Affiliates are located, the United States, or worldwide; (d) changes in conditions or developments generally applicable to the oil and gas industry in the area where the assets and properties of Corporation and its Affiliates are located; (e) acts of God, including hurricanes, tornados, storms, epidemics, pandemics or disease outbreaks (including the COVID-19 virus) or other naturally occurring events or phenomena; (f) civil unrest, any outbreak of disease or hostilities, terrorist activities or war, or any similar disorder; (g) a change in Laws and any interpretations thereof from and after the Closing Date; (h) any reclassification or recalculation of reserves in the ordinary course of business; (i) changes in service costs generally applicable to the oil and gas industry in the United States; (j) natural declines in well performance; (k) any change, in and of itself, in the market price or trading volume of Corporation Common Stock or any other securities of Corporation or any of its Affiliates (it being understood that the events or circumstances giving rise to or contributing to such change may be deemed to constitute, or may be taken into account in determining whether there has been or will be a Corporation Material Adverse Effect); and (l) any Legal Proceeding brought or threatened by Corporation Shareholders (whether on behalf of Corporation or otherwise) asserting allegations of breach of fiduciary duty relating to (i) this Agreement or violations of securities Laws in Corporation Reporting Documents or (ii) otherwise arising out of or relating to this Agreement or the transactions contemplated hereby.

“Corporation Preferred Stock” has the meaning set forth in Section 4.1(p)(i).

“Corporation PSU Award” means each restricted stock unit that is (i) subject in whole or in part to performance-based vesting and (ii) payable in shares of Corporation Common Stock or the value of which is determined with reference to the value of Corporation Common Stock.

“Corporation Reporting Documents” means, collectively, all reports, schedules, forms, statements and other documents (including exhibits and other information incorporated therein) required to be furnished or filed by the Corporation with the Commission since January 1, 2019. together with any exhibits and schedules thereto and other information incorporated therein as they have been supplemented, modified or amended since the time of filing, excluding the Proxy Statement (as such term is defined in the JSTX Contribution Agreement).

“Corporation RSU Award” means each restricted stock unit that is (i) subject solely to service-based vesting and (ii) payable in shares of Corporation Common Stock or the value of which is determined with reference to the value of Corporation Common Stock.

“Corporation Series A Preferred Stock” means the Series A Preferred Stock, par value $0.01 per share, of Corporation.

“Corporation Shareholders” means the holders of shares of Corporation Common Stock.

9

“Corporation Stock Plans” means, collectively, the Penn Virginia Corporation 2016 Management Incentive Plan and the Penn Virginia Corporation 2019 Management Incentive Plan.

“Corporation Subsidiaries” has the meaning set forth in Section 4.1(q)(i).

“Corporation Voting Debt” has the meaning set forth in Section 4.1(p)(ii).

“Credit Agreement” means that certain Credit Agreement, dated as of September 12, 2016, by and among Penn Virginia Holding Corp., as borrower, Corporation, the subsidiary guarantors party thereto, the lenders party thereto and Wells Fargo Bank, National Association, as administrative agent, as the same may be amended, supplemented or amended and restated from time to time.

“Credit Agreement Amendment” means the written consent to, and/or waivers of default or amendment of, the Credit Agreement in connection with the transactions contemplated by this Agreement, the other Transaction Documents, the JSTX Contribution Agreement and the Transaction Documents (as defined in the JSTX Contribution Agreement) from the Required Lenders (or the Administrative Agent with the consent in writing of the Required Lenders) (for purposes of this definition, “Required Lenders” and “Administrative Agent” shall have the meaning given to such terms in the Credit Agreement).

“Cure Period” has the meaning set forth in Section 8.5(b).

“Current Tax Period” has the meaning set forth in Section 6.7(a)(i).

“Customary Post-Closing Consents” means all rights to consent by, required notices to, filings with or other actions by any Governmental Authority in connection with the contribution or conveyance of the Assets or interest therein or sale of Hydrocarbons therefrom if the same are customarily obtained subsequent to such contribution or conveyance.

“Debt Contract” means any indenture, mortgage or deed of trust, loan, credit or note purchase agreement, sale-lease back agreement, guaranty, bond, letter of credit, security interest or similar agreement entered into by Contributor or its Affiliates creating indebtedness on the part of Contributor or its Affiliates for borrowed money or the deferred purchase price of property acquired by, or for services rendered to, Contributor or its Affiliates.

“Debtor Relief Laws” means the Bankruptcy Code of the United States of America, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief laws of the United States of America or other applicable jurisdictions from time to time in effect.

“Defect Asset” has the meaning set forth in Section 8.4(b).

10

“Defect Deposit” means a number of Partnership Common Units equal to (x) the Defect Deposit Amount divided by (y) the Execution Date Per Share Value (together with a corresponding number of shares of Corporation Series A Preferred Stock in accordance with Section 2.2(b)).

“Defect Deposit Amount” means, except with respect to any Excluded Asset, the sum of (without duplication):

(a)

to the extent the Title Deductible is exceeded, (i) all Title Defect Amounts attributable to all Disputed Title Matters that exceed the Individual Title Threshold and are disputed but not finally determined as of Closing, plus (ii) all Title Defect Amounts attributable to all Title Defects that exceed the Individual Title Threshold that Contributor has elected to cure during the Cure Period and have not been cured as of Closing, minus (iii) the Applicable Title Benefit Value; plus

(b)

to the extent the Environmental Deductible is exceeded, all Lowest Cost Responses attributable to all Disputed Environmental Matters that exceed the Individual Environmental Threshold and are disputed but not finally determined as of Closing.

“Defect Deposit Escrow” means, with respect to the Defect Deposit Securities, the escrow account created by the Transfer Agent in the name of Contributor, which shall include the label “Defect Deposit Securities” in the title of such account and shall hold the Defect Deposit Securities of Contributor.

“Defect Deposit Securities” means the Partnership Common Units included in the Defect Deposit (together with a corresponding number of shares of Corporation Series A Preferred Stock in accordance with Section 2.2(b)).

“Defect Notice” has the meaning set forth in Section 8.2.

“Defensible Title” means Contributor’s title with respect to the Leases and Wells (based on title that is deducible of record or other documentation pursuant to joint operating agreements sufficient to prevail against competing claims or interests) which, as of the Effective Date and (x) with respect to the special warranty of Defensible Title set forth in the Assignments pursuant to Section 8.11, immediately prior to Closing, and (y) with respect to all other provisions of this Agreement, the expiration of the Examination Period, and subject to any Permitted Encumbrances, in respect of each:

(a)	Lease:

(i)

entitles Contributor to receive, throughout the duration of the productive life of such Lease, a Net Revenue Interest in such Lease for each Target Formation for such Lease that is not less than the Net Revenue Interest shown on Exhibit A-1 in respect of such Lease, except for:

11

(A)	decreases in connection with those operations in which Contributor or its successors or assigns may from and after the Execution Date elect to be a non-consenting co-owner;

(B)	decreases resulting from the establishment or amendment from and after the Execution Date of pools or units; or

(C)	decreases required pursuant to joint operating agreements to allow other Working Interest owners to make up past underproduction or pipelines to make up past under deliveries;

(ii)

obligates Contributor to bear a Working Interest in such Lease for each Target Formation for such Lease not greater than the Working Interest shown on Exhibit A-1 in respect of such Lease, without increase throughout the productive life of such Lease, except as shown on Exhibit A-1 in respect of such Lease, except for (A) increases after the Execution Date resulting from contribution requirements with respect to defaulting co-owners under applicable operating agreements and (B) increases to the extent such increases are accompanied by at least a proportionate increase in Contributor’s Net Revenue Interest in such Lease for such Target Formation;

(iii)	as to Contributor’s interest in such Lease is free from Liens (other than Permitted Encumbrances); and

(iv)

results in the amount of Net Mineral Acres covered by or attributable to Contributor’s interest in such Lease in each Target Formation for such Lease to be not less than the amount of Net Mineral Acres set forth for such Lease on Exhibit A-1;

(b)	Well:

(i)

entitles Contributor to receive, throughout the duration of the productive life of such Well, a Net Revenue Interest in such Well for each Target Formation for such Well that is not less than the Net Revenue Interest shown on Exhibit B in respect of such Well, except for (A) decreases in connection with those operations in which Contributor or its successors or assigns may from and after the Execution Date elect to be a non-consenting co-owner, (B) decreases resulting from the establishment or amendment from and after the Execution Date of pools or units or (C) decreases required to allow other Working Interest owners to make up past underproduction or pipelines to make up past under deliveries;

12

(ii)

obligates Contributor to bear a Working Interest in such Well for each Target Formation for such Well not greater than the Working Interest shown on Exhibit B in respect of such Well throughout the productive life of such Well, except for (A) increases after the Execution Date resulting from contribution requirements with respect to defaulting co-owners under applicable operating agreements and (B) increases to the extent such increases are accompanied by at least a proportionate increase in Contributor’s Net Revenue Interest in such Well for such Target Formation; and

(iii)	as to Contributor’s interest in such Well, is free from Liens (other than Permitted Encumbrances).

“Direct Claim” has the meaning set forth in Section 11.7(d).

“Disagreement Notice” has the meaning set forth in Section 3.5(a).

“Disclosed Matter” has the meaning set forth in Section 6.9.

“Disputed Environmental Matters” has the meaning set forth in Section 9.8.

“Disputed Title Matters” has the meaning set forth in Section 8.10(a).

“Dollars” or “$” means United States of America dollars.

“Effective Date” means September 1, 2020, as of 12:01 a.m., Central Time.

“Embargoed Jurisdiction” means a jurisdiction with which, in general, no commerce may be conducted, directly or indirectly under United States Law or any other applicable Law.

“Environmental Arbitrator” has the meaning set forth in Section 9.8(b)(i).

“Environmental Assessment” has the meaning set forth in Section 9.2.

“Environmental Deductible” means an amount equal to $767,654.

“Environmental Law” means any Law in effect as of or prior to the end of the Examination Period relating to the environment, public or worker health and safety (as it pertains to management of or exposure to Hazardous Materials), Hazardous Materials (including the use, handling, transportation, production, Release, treatment, storage, recycling, or disposal thereof), Hydrocarbons (including the use, handling, transportation, production, Release, treatment, storage, recycling, or disposal thereof), or the environmental conditions at, on, under, or about any property, facility or asset, including soil, sediment, surface water, groundwater, and indoor and ambient air conditions or the reporting, response to or remediation of environmental contamination required by a

13

Governmental Authority, including the Clean Air Act, the Federal Water Pollution Control Act, as amended, the Rivers and Harbors Act of 1899, as amended, the Oil Pollution Act of 1990, as amended, the Safe Drinking Water Act, as amended, the CERCLA, the Superfund Amendments and Reauthorization Act of 1986, as amended, the RCRA, the Hazardous and Solid Waste Amendments Act of 1984, as amended, the Toxic Substances Control Act, as amended, the Endangered Species Act, as amended, the Occupational Safety and Health Act, as amended, and the Hazardous Materials Transportation Act, as amended, any counterparts under state or local laws, and any regulations promulgated thereunder.

“Environmental Liability” means (a) any written notice from a Governmental Authority or any other Person asserting or alleging a violation of, or Liability under, an Environmental Law attributable to the use, ownership or operation of any Asset, (b) a condition on or affecting any Asset that violates (or with notice or the passage of time will violate) or causes the owner or operator thereof to violate (or with notice or the passage of time to be in violation of) any Environmental Law, or (c) a condition on or otherwise affecting or arising from any Asset with respect to which remedial or corrective action is (or if reported to a Governmental Authority would be) required under any Environmental Law. For the avoidance of doubt, (i) the fact that a Well is no longer capable of producing sufficient quantities of Hydrocarbons to continue to be classified as a “producing well” or that such a Well should be temporarily abandoned or permanently plugged and abandoned shall not, in each case, form the basis of an Environmental Liability (except to the extent any such failure to plug and abandon a Well constitutes a current violation of Environmental Law), (ii) the fact that a pipe is temporarily not in use shall not form the basis of an Environmental Liability and (iii) except with respect to equipment (A) that causes or has caused any environmental pollution or contamination where remediation is currently (or if reported to a Governmental Authority would be) required under Environmental Laws or (B) the use or condition of which is a violation of Environmental Law, the physical condition of any surface or subsurface production equipment (including water or oil tanks, separators or other ancillary equipment) shall not form the basis of an Environmental Liability.

“Environmental Liability Notice” has the meaning set forth in Section 9.4.

“Equity Consideration” means the Partnership Common Units to be issued as consideration pursuant to Section 2.2, as adjusted pursuant to Section 2.3 and Section 3.5. For purposes of clarity, the “Equity Consideration” shall be deemed to include the corresponding number of shares of Corporation Series A Preferred Stock applicable to such Partnership Common Units in accordance with Section 2.2(b).

“Examination Period” has the meaning set forth in Section 8.2.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

14

“Excepted Matters” means:

(a)	any breach of any Fundamental Representation or Section 5.1(g);

(b)

any breach of any covenant or agreement of Contributor under this Agreement that is to be performed following the Closing (but excluding, for the avoidance of doubt, any Non-Fundamental Representations);

(c)	the Retained Obligations; and

(d)	Fraud.

“Excluded Assets” means:

(a)	the Excluded Records;

(b)

all rights (including audit rights), interests, revenues, proceeds, income, receivables, refunds, benefits, damages, warranties, indemnities, releases, claims and causes of action of Contributor or any of its Affiliates arising under or with respect to any Contract (including Material Contracts) or in respect of the Assets to the extent (i) attributable to the period of time prior to the Effective Date except to the extent covering or relating to an Assumed Obligation or to the extent Contributor already received an upward adjustment to the Consideration for such amounts, or (ii) to the extent related to, covering or offsetting the other Excluded Assets or the Retained Obligations or any other matter for which Contributor has an indemnification obligation hereunder;

(c)

any joint venture audits to the extent such audits relate to any Retained Obligations or to any other obligations, rights, revenues or proceeds that are retained by Contributor hereunder (including pursuant to Section 6.11);

(d)	all rights and interests of Contributor or its Affiliates (to the extent such rights and interests do not relate to any Assumed Obligation):

(i)	under any indemnity agreement; or

(ii)	to any condemnation proceeds or awards;

(e)	the leases, assets, properties, rights and other interests set forth on Schedule EA;

(f)

for purposes of clarity, all fee mineral interests, royalty interests, overriding royalty interests and other interests in Hydrocarbons currently or in the future owned or held by RCR Investments, LLC;

15

(g)	all rights and interests of Contributor or its Affiliates under any bond or similar instrument;

(h)	any Contracts between Contributor, on the one hand, and any of its Affiliates, on the other hand, that relate to, or are binding on, the Assets;

(i)	any Contracts to the extent that they relate to any other Excluded Assets;

(j)	any refunds or credits or similar Tax assets attributable to any Tax Retained Obligations;

(k)	all of Contributor’s proprietary or licensed computer software, patents, trade secrets, copyrights, names, trademarks, logos and other intellectual property;

(l)

all Third Party geological, geophysical and other seismic data or information to the extent transferable with penalty or payment to any Third Party for which Corporation has not paid or agreed in writing to pay such penalties or payments;

(m)	subject to Section 6.8, all rights to insurance proceeds related to any casualty, condemnation or other matter, event or condition with respect to the Assets arising prior to the Closing;

(n)

all overhead costs and expenses paid by non-operators to Contributor or any of its Affiliates pursuant to any applicable joint operating agreement or associated with the Assets relating to periods prior to the Effective Date;

(o)

all data that cannot be disclosed to Corporation as a result of confidentiality arrangements under Contracts with Third Parties for which consent to such disclosure has not been obtained; provided, that Contributor has used reasonable efforts to obtain such consent;

(p)	all property, rights and assets of Contributor not included within the definition of Assets;

(q)

all Assets excluded from the Assets to be acquired by Corporation at Closing pursuant to Section 7, Section 8 or Section 9; provided, however, that, if any such Asset is subsequently transferred to Corporation pursuant to this Agreement, such Asset shall not be an Excluded Asset from and after the time of such transfer;

(r)

any portion of a Contract to the extent such portion binds or applies to (i) any asset or interest of Contributor that is not a Property or (ii) any asset or interest of Corporation that is not an Asset;

16

(s)	all Hedging Contracts; and

(t)	the Abstract Plant.

“Excluded Records” means:

(a)	all corporate, financial, income and franchise Tax and legal records of Contributor that relate to Contributor’s business generally;

(b)

any records to the extent disclosure or transfer is restricted by any Third Party license agreement, other Third Party Contract or applicable Law; provided that Contributor shall use commercially reasonable efforts to obtain the waiver of any such restrictions without obligation to incur any costs with respect thereto (unless Corporation agrees in writing to pay such costs);

(c)	except for G&G Data or to the extent incorporated within and required to operate the Facilities, all computer software, intellectual property licenses and related information and Contracts;

(d)

all records and correspondence protected by or subject to attorney-client privilege, all legal records and legal files of Contributor and all other work product of and attorney-client communications with any of Contributor’s legal counsel, including all engagements and similar letters and agreements, other than copies of:

(i)	title opinions;

(ii)	Material Contracts and other Contracts (and files related thereto) constituting part of the Assets;

(iii)	Leases and Surface Interests (and files related thereto); and

(iv)	records and files to the extent relating to any of the Assumed Obligations, including any litigation matters included as part of the Assumed Obligations;

(e)	personnel records;

(f)	records relating to the contribution of the Assets by Contributor, including bids received from and records of negotiations with Third Parties;

(g)	any records to the extent relating solely to the other Excluded Assets;

(h)	any records to the extent relating solely to any Retained Obligations; and

17

(i)	internal projections, opinions, forecasts and similar evaluative reports or documents.

“Execution Date” has the meaning set forth in the preamble.

“Execution Date Per Share Value” has the meaning set forth in Section 2.2(a).

“Expense Reimbursement” has the meaning set forth in Section 13.4(b).

“Facilities” means all facilities, infrastructure, equipment and other immovable, movable and mixed real and personal property (excepting and reserving the Hydrocarbon Inventory), fixtures and improvements located on or under, or owned or used (or held for use) in connection with the ownership, development or operation of, the Properties (including the production, gathering, treating, storing, transportation or marketing of Hydrocarbons therefrom), including all pipelines, flowlines, gathering, treating and processing systems, platforms, offices, buildings, compressors, injection facilities, pumping units, engines, meters, tanks, machinery, tools, pulling machines, utility lines, freshwater ponds, frac pits, towers, roads, communication systems (including all SCADA systems and installed measurement equipment), computers and automation equipment.

“FERC” has the meaning set forth in Section 5.1(u).

“Final Settlement Date” means the earliest of:

(a)	the date Corporation and Contributor agree in writing to the Final Settlement Statement;

(b)	the Revised Settlement Date should Corporation not deliver a Disagreement Notice to Contributor on or before the Revised Settlement Date; or

(c)	the date the Settlement Statement Arbitrator determines the Final Settlement Statement in accordance with Section 3.5(b).

“Final Settlement Statement” means either:

(a)	the Final Settlement Statement agreed or deemed final and binding in accordance with Section 3.5(a); or

(b)	the Final Settlement Statement issued by the Settlement Statement Arbitrator in accordance with Section 3.5(b).

“Fraud” means actual fraud by a Party (as determined pursuant to a final, non-appealable order of a court of competent jurisdiction) with regard to the representations and warranties made by such Party in this Agreement (as modified by the Schedules hereto), which involves a knowing and intentional misrepresentation by such Party of such representations or a knowing and intentional concealment of facts with respect to such representations, with the intent of inducing any other Party to enter into this Agreement and upon which such other Party has relied to its detriment (as opposed to any fraud claim based on constructive knowledge, negligent misrepresentation or a similar theory under applicable Law).

18

“Fundamental Representations” means (a) those representations or warranties of Corporation in Sections 4.1(a), 4.1(b), 4.1(c)(i), 4.1(c)(ii), 4.1(j), 4.1(l), 4.1(p) and 4.1(q), and (b) those representations or warranties of Contributor in Sections 5.1(a), 5.1(b), 5.1(c)(i), 5.1(c)(ii), 5.1(i) and 5.1(j).

“G&G Data” has the meaning set forth in the definition of “Assets.”

“GAAP” means generally accepted accounting principles of the United States, consistently applied.

“General Partner” means PV Energy Holdings GP, LLC, a Delaware limited liability company, or any successor thereof serving as the general partner of the Partnership.

“Governmental Authority” means any national, state, tribal, county or municipal government, domestic or foreign, any agency, board, bureau, commission, court, department or other instrumentality of any such government, or any arbitrator (public or private), in any case, that has jurisdiction over a Party or any of its respective properties or assets.

“Governmental Transfer Forms” means any applicable governmental transfer forms or designations of operators required by Governmental Authorities with jurisdiction over the Assets.

“Hazardous Material” means:

(a)	any “hazardous substance,” as defined by CERCLA;

(b)	any “hazardous waste” or “solid waste,” in either case as defined by RCRA or any applicable state counterpart;

(c)

any solid, hazardous, dangerous or toxic chemical, material, waste or substance, NORM or any contaminant or pollutant, as those or similar terms are defined or regulated by, or that may form the basis for liability under, any Environmental Law;

(d)	any asbestos containing materials in any form or condition;

(e)	any polychlorinated biphenyls in any form or condition; or

(f)	any hazardous air pollutant which is so designated by the Clean Air Act or the U.S. Environmental Protection Agency.

19

“Hedging Contract” means any contract to which Contributor or any of its Affiliates are a party with respect to any swap, forward, future, put, call, floor, cap, collar, option or derivative transaction or operation or similar agreement, whether exchange traded, “over-the-counter” or otherwise, involving, or settled by reference to, one or more rates, currencies, commodities (including Hydrocarbons), equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions.

“Hydrocarbons” means crude oil, natural gas, casinghead gas, condensate, sulphur, natural gas liquids, plant products and other liquid or gaseous hydrocarbons produced in association therewith, including coalbed methane gas, CO2, helium, nitrogen and all other minerals of every kind and character that may be covered by or included in any of the Assets.

“Hydrocarbon Inventory” means all inventories of Hydrocarbons (i.e., those Hydrocarbons stored in stock tanks or other storage but excluding line fill and non-merchantable inventory in tank bottoms) located on or attributable to the Leases and Wells as of the Effective Date and that Contributor has not sold or transferred prior to Closing (provided Corporation does not receive and retain the proceeds of any such products sold by Contributor).

“Hydrocarbon Inventory Contract Price” has the meaning set forth in Section 2.3(a)(iv).

“Hydrocarbon Lease Standards” means the criteria for each Hydrocarbon lease covering a New Lease or Replacement Lease, as set forth on Schedule HLS.

“Indebtedness” means, with respect to any Person, without duplication, (i) all obligations of such Person for borrowed money, or with respect to deposits or advances of any kind to such Person, (ii) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (iii) all capitalized lease obligations of such Person or obligations of such Person to pay the deferred and unpaid purchase price of property or equipment, (iv) all guarantees and arrangements having the economic effect of a guarantee of such Person of any Indebtedness of any other Person, (v) all obligations or undertakings of such Person to maintain or cause to be maintained the financial position or covenants of any other Person or to purchase the obligations or property of any other Person, (vi) net cash payment obligations of such Person under swaps, options, derivatives and other hedging agreements or arrangements that will be payable upon termination thereof (assuming they were terminated on the date of determination) or (vii) letters of credit, bank guarantees and other similar contractual obligations entered into by or on behalf of such Person; provided, however, that trade payables shall not constitute Indebtedness for the purposes of this Agreement.

“Indemnified Party” has the meaning set forth in Section 11.7(a).

“Indemnifying Party” has the meaning set forth in Section 11.7(a)(i).

20

“Indemnity Cap” means, as of any determination time, the Indemnity Escrow Balance as of such time.

“Indemnity Deductible” means an amount equal to $767,654.

“Indemnity Escrow” means, with respect to the Indemnity Securities, the escrow account created with the Transfer Agent in the name of Contributor, which shall include the label “Indemnity Securities” in the title of such account and shall hold the Indemnity Securities of Contributor. The Parties agree that upon reasonable request by the Transfer Agent for the Parties to enter into a customary escrow agreement in advance of Closing to govern the terms of such escrow account, the Parties will cooperate in good faith to enter into such agreement.

“Indemnity Escrow Amount” means the number of Partnership Common Units equal to 10% of the unadjusted Consideration (together with a corresponding number of shares of Corporation Series A Preferred Stock in accordance with Section 2.2(b)).

“Indemnity Escrow Balance” means, as of any determination time, the number of Partnership Common Units held by the Transfer Agent as of such time (together with a corresponding number of shares of Corporation Series A Preferred Stock in accordance with Section 2.2(b)).

“Indemnity Escrow First Release Date” has the meaning set forth in Section 11.13(c).

“Indemnity Escrow Second Release Date” has the meaning set forth in Section 11.13(b).

“Indemnity Securities” means the Partnership Common Units that are placed into the Indemnity Escrow at the Closing in respect of the Indemnity Escrow Amount (together with a corresponding number of shares of Corporation Series A Preferred Stock in accordance with Section 2.2(b)).

“Individual Environmental Threshold” means an amount equal to $75,000.

“Individual Indemnity Threshold” means an amount equal to $75,000.

“Individual Title Threshold” means an amount equal to $30,000.

“Interest Assignment Agreement” means the Interest Assignment Agreement to be dated as of the Closing Date, by and between Corporation and the Partnership, substantially in the form of Exhibit I attached hereto.

“Interim Period” means the period from the Execution Date through and including the Closing Date.

21

“Investor Rights Agreement” means the Investor and Registration Rights Agreement, to be dated as of the Closing Date, by and among Corporation, Contributor and JSTX, substantially in the form of Exhibit G attached hereto.

“JSTX” means JSTX Holdings, LLC, a Delaware limited liability company, and the contributing party under the JSTX Contribution Agreement.

“JSTX Contribution Agreement” means that certain Contribution Agreement, dated as of November 2, 2020, by and among Corporation, the Partnership and JSTX, as amended or otherwise modified from time to time in accordance therewith.

“Juniper Group” means any Person directly or indirectly controlled or advised by Juniper Capital II Holdings, LLC, Juniper Capital III Holdings, LLC, Juniper Capital Advisors, L.P., Juniper Capital II GP, LP, Juniper Capital III GP, LP, or Juniper Capital Advisors GP, LLC, or any of their respective Affiliates (including JSTX), and each investor in any of the foregoing; provided, however, Juniper Group shall be deemed to exclude Contributor and all of its subsidiaries. For purposes of this definition, “control” shall mean the ownership, legally or beneficially, directly or indirectly, of more than 50% of the voting shares or membership interest of any company, corporation or business entity.

“Knowing and Intentional Breach” means a material breach that is a consequence of an act undertaken by the breaching party with the Knowledge that the undertaking of such act would, or would be reasonably expected to, cause a material breach of this Agreement.

“Knowledge” means (a) with respect to Corporation, the actual knowledge of the executive officers of Corporation as of the Execution Date and (b) with respect to Contributor, the actual knowledge of the following people (and, as used with respect to Contributor’s representations and warranties in Section 5, after reasonable inquiry of such Person’s direct reports): Sean Fitzgerald and Michael Rozenfeld.

“Lands” means all lands covered by the Leases or the lands pooled, unitized, communitized or consolidated therewith.

“Law” means any applicable federal, state, local or foreign law (including common law), statute, ordinance, regulation, judicial or arbitral award, rule, writ, binding determination, code, decree, Permit, Order, or other applicable requirement or rule of law.

“Leases” means (a) the Hydrocarbon leases listed on Exhibit A-1 and (b) any other Hydrocarbon lease that covers the lands located within the boundaries of the area depicted on Exhibit A-2, in each case, together with all leasehold estates and other interests created thereby, and any lands unitized, communitized or pooled with such leases.

“Legal Proceeding” means any judicial, administrative, regulatory, arbitral or other action, appeal, suit, litigation, mediation, investigation, inquiry, proceeding, demand, claim (including any counterclaim) or cause of action by or before a Governmental Authority, whether at law or in equity.

22

“Liabilities” means any and all claims (whether Third-Party or intra-Party), obligations, actions, cause of actions, liabilities, indebtedness, damages, losses, awards, fines, penalties, Taxes, settlements, costs and expenses (including reasonable attorneys’ and consultants’ fees and expenses) (whether known, unknown, fixed, unfixed, disclosed, undisclosed, matured, unmatured, accrued, unaccrued, asserted, unasserted, liquidated, unliquidated, absolute, contingent, direct, indirect, conditional, unconditional, secured, unsecured, vicarious, derivative, due, joint, several or secondary).

“Liens” means any lien, mortgage, security interest, pledge, deposit, restriction, burden, charge, adverse claim, encumbrance, obligation, rights of a vendor under any title retention or conditional sale agreement, or lease or other arrangement substantially equivalent thereto, preferential arrangement or restriction or limitation of any kind, including any restriction on the use, voting, transfer, receipt of income or other exercise of any attributes of ownership (including any contract granting any of the foregoing).

“Lowest Cost Response” means the response required or permitted under applicable Environmental Laws that corrects, removes or otherwise fully satisfies the applicable Environmental Liability (for current and future use consistent in all material respects with the same manner as currently used) in the most effective cost manner (considered as a whole) as compared to any other response that is required or permitted under Environmental Laws in effect as of the end of the Examination Period (considered as a whole taking into consideration any negative impact thereof may have on the operations of the relevant Assets and any potential additional Liabilities that may reasonably be expected to arise as a result thereof). The Lowest Cost Response shall not include (a) the costs or expenses of any Party’s or its respective Affiliate’s employees, (b) expenses for matters that are costs of doing business that would be incurred with no Environmental Liabilities (e.g., those costs that would ordinarily be incurred in the day-to-day operations of the Assets or in connection with permit renewal and/or amendment activities), or (c) general and administrative costs and expenses of a Party or its Party’s respective Affiliates.

“Material Contracts” means any of the following Contracts (x) to which Contributor is a party (or bound as a successor in interest) that are used or held for use in connection with, or relate to, the Properties, or (y) by which any Property is otherwise bound, and by which Corporation as owner of the Assets would be bound following the Closing (in each case, other than any such Contracts that will be terminated (or amended such that the same no longer burden, relate to or concern the Assets) prior to or at Closing):

(a)	any Contract with any Affiliate of Contributor;

(b)

any Contracts that would reasonably be expected to involve obligations of, or payments from, Contributor after the Effective Date in a calendar year in excess of $100,000 or $250,000 over the term of such Contract;

23

(c)

any Contracts that would reasonably be expected to result in aggregate revenues to Contributor after the Effective Date in a calendar year in excess of $100,000 or $250,000 over the term of such Contract;

(d)

participation agreements, joint development agreements, exploration agreements (including joint exploration agreements), purchase, farmin and farmout agreements, partnership agreements, joint venture agreements, development agreements, operating agreements (including joint operating agreements and unit operating agreements), unit agreements or dedication agreements (including acreage, well, or volume dedications) or other similar agreement or any Contract that contains any take or pay payment, advance payment, production payment, or other similar payment to deliver Hydrocarbons, or proceeds from the sale thereof, at some future time without receiving full payment therefor;

(e)

any Contracts for the sale (including any calls upon production, option to purchase or similar right), purchase, exchange, balancing, gathering, processing, storage, compression, dehydration, treating, disposal, fractionation or transportation of Hydrocarbons or any water produced from the Assets or otherwise relating to the marketing of Hydrocarbons produced from the Assets, other than Contracts that are subject to cancellation on not more than sixty (60) days’ notice, in each case without penalty to Contributor;

(f)

any Contract that provides for a call upon, option to purchase or similar right under any agreement with respect to the Hydrocarbons produced from the Assets or otherwise relating to the marketing of Hydrocarbons produced from the Assets;

(g)	any Contract where the primary purpose thereof was to indemnify another Person;

(h)	any Contract that provides for an irrevocable power of attorney that will be in effect after the Closing Date;

(i)	any Contract for, or that contemplates, the sale, lease, farmout, assignment, exchange, transfer or disposition of Contributor’s interest in the Assets;

(j)

a non-competition agreement or similar agreement that purports to restrict, limit, or prohibit Contributor from engaging in any line of business or the manner in which, or the locations at which, Contributor conducts business, including area of mutual interest agreements, or that would obligate Contributor after the date hereof to sell any interest in any Property, purchase any leasehold interest or other material asset, or employ and pay for a drilling rig;

24

(k)	any Debt Contract encumbering any Property that will not be terminated at or prior to the Closing;

(l)	plant agreements, injection agreements, repressuring or recycling agreements, or saltwater or other disposal agreements; or

(m)

any Contract that constitutes an area of mutual interest agreement or any other agreement that purports to restrict, limit or prohibit the manner in which, or the locations in which, Contributor conducts business within or adjacent to the Properties that will be binding on the Properties or Corporation after the Closing.

“Matocha Lease” means each of the Leases ascribed to the Matocha Unit as set forth on Exhibit A-1 as of the Execution Date.

“Matocha Well” means the permitted well on the Matocha lease with the API Number 42-285-34137, as further described on Exhibit B.

“Maximum Adjustment Securities Value” has the meaning set forth in Section 2.3.

“Nasdaq” means the Nasdaq Global Select Market.

“Net Mineral Acres” means, with respect to each Lease:

(a)	the number of gross acres in the land covered by such Lease; multiplied by

(b)	the undivided mineral interest in Hydrocarbons in such lands covered by the terms of such Lease; multiplied by

(c)	Contributor’s Working Interest in such Lease;

provided that, if items (b) or (c) vary as to different areas of such lands (including Target Formations) covered by such Lease, a separate calculation shall be done for each such area as if it were a separate Lease. For the avoidance of doubt, “Net Mineral Acres” shall be calculated separately for each applicable Target Formation covering a Lease as to which a number of Net Mineral Acres that is greater than zero is set forth on Exhibit A-1 and shall only apply for any Target Formation(s) as to which the Net Mineral Acres applicable to such Target Formation is greater than zero on Exhibit A-1.

“Net Revenue Interest” means:

(a)

with respect to any Lease, Contributor’s interest (expressed as a percentage or decimal fraction) in and to all Hydrocarbons produced, saved or sold from or allocated to such Lease, net of all Burdens; and

25

(b)	with respect to any Well, Contributor’s interest (expressed as a percentage or decimal fraction) in and to all Hydrocarbons produced, saved or sold from or allocated to such Well, net of all Burdens.

“New Lease” means any Lease identified as a “New Lease” on Exhibit A-1.

“New Lease Costs” means any costs or expenses paid by Contributor to Third Parties after the Effective Date and prior to Closing as consideration for obtaining a Hydrocarbon lease covering the lands applicable to a New Lease.

“Non-Fundamental Representations” means those representations and warranties of Corporation in Section 4 and of Contributor in Section 5, but not including any Fundamental Representations.

“NORM” means naturally occurring radioactive material.

“Notice” has the meaning set forth in Section 14.1.

“Operating Expenses” means all operating expenses (including costs of insurance) and all other capital expenditures incurred in the ordinary course of business with respect to the ownership and operation of the Assets and, where applicable, in accordance with the relevant operating agreement or unit agreement or pooling order, if any, and including any amounts billed by the applicable Third-Party operator to Contributor in respect of overhead or general and administrative costs (excluding any lease bonus, broker fees, lease option payments, lease extension payments or other lease renewal or acquisition costs), development costs and expenditures relating to title, permitting, drilling, completing, fracturing, testing, deepening, plugging back, side tracking, reworking, and operating the Properties and costs associated with gathering, transporting, shipping, handling, processing and marketing of Hydrocarbons; provided, however, that Operating Expenses shall not include any cost or expense arising from or attributable to (a) Contributor’s or any of its Affiliates’ overhead or general and administrative expenses, (b) any Well Imbalances or Pipeline Imbalances, (c) any Title Defect or Environmental Liability or the curing or remediation of any Title Defect or Environmental Liability, (d) Taxes, (e) any Replacement Costs or New Lease Costs, (f) personal injury or death, property damage (except ordinary course liquidated damages under a Lease or Surface Interest), torts, breach of contract or fine or penalty arising from a violation of any Law, (g) plugging and abandonment, closing pits and restoring the surface around the Wells or such facilities and pits except with respect to any Well drilled in accordance with the terms hereof after the Execution Date, (h) obligations to pay Burdens, Working Interests, or other interest owners revenues or proceeds attributable to sales of Hydrocarbons relating to the Assets, including suspense funds, (i) obligations with respect to Hedging Contracts, (j) any breach by Contributor of its representations and warranties set forth in Section 5 or covenants in this Agreement, (k) claims for indemnification or reimbursement from any Third Party with respect to costs of the types described in the preceding clauses (b) through (j), whether such claims are made pursuant to contract or otherwise, and (l) the matters covered by the indemnities in Section 11.3.

26

“Order” means any order, judgment, injunction, decree, ruling, sentence, subpoena, writ or award issued, made, entered or rendered by any Governmental Authority.

“Organizational Documents” means, with respect to a particular Person (other than a natural person), the certificate or articles of incorporation, by-laws, partnership agreement, regulations, limited liability company agreement or similar organizational document or agreement, as applicable, of such Person.

“Outside Date” has the meaning set forth in Section 13.1(b)(i).

“Partnership” has the meaning given to such term in the preamble.

“Partnership Common Units” means common units representing limited partnership interests in the Partnership.

“Party” and “Parties” have the respective meanings given to such terms in the preamble.

“Party Affiliate” has the meaning set forth in Section 14.14.

“Per Share Value” means, (a) with respect to shares of Corporation Common Stock, the VWAP of the shares of Corporation Common Stock for the 15 consecutive trading days immediately prior to the date of valuation of such shares of Corporation Common Stock and (b) with respect to Partnership Common Units, the VWAP of the shares of Corporation Common Stock issuable upon exchange of Partnership Common Units for the 15 consecutive trading days immediately prior to the date of valuation of such equity interests.

“Permits” means any authorizations, approvals, licenses, registrations, permits, consents, orders, franchises, exemptions, variances, waivers, privilege, applications, certificates and related instruments or rights issued by, or filings with, any Governmental Authority.

“Permitted Encumbrances” means:

(a)	Liens for Taxes not yet due and payable as of the Closing Date or Taxes being contested in good faith in appropriate proceedings and set forth on Schedule PE;

(b)

operators’, materialmen’s, mechanics’, carriers’, workmen’s, landlords’ and repairmen’s Liens and other similar Liens arising in the ordinary course of business with respect to the operation of the Assets and with respect to which the underlying obligation is not delinquent or is being contested in good faith and set forth on Schedule PE;

27

(c)	Burdens, if the net cumulative effect of such Burdens do not operate to individually or in the aggregate:

(i)	reduce Contributor’s Net Revenue Interest in a Lease for the applicable Target Formation(s) to an amount less than the Net Revenue Interest set forth on Exhibit A-1 for such Lease;

(ii)	reduce Contributor’s Net Revenue Interest in a Well for the applicable Target Formation(s) to an amount less than the Net Revenue Interest set forth on Exhibit B for such Well;

(iii)

increase Contributor’s Working Interest in a Lease for the applicable Target Formation(s) to an amount greater than the Working Interest set forth on Exhibit A-1 for such Lease (except to the extent the Net Revenue Interest in such Lease for such Target Formation(s) is greater than the Net Revenue Interest set forth on Exhibit A-1 in the same or greater proportion as any increase in such Working Interest); or

(iv)

increase Contributor’s Working Interest in a Well for the applicable Target Formation(s) to an amount greater than the Working Interest set forth on Exhibit B for such Well (except to the extent the Net Revenue Interest in such Well for such Target Formation(s) is greater than the Net Revenue Interest set forth on Exhibit B in the same or greater proportion as any increase in such Working Interest);

(d)	the terms and conditions of all Leases and Material Contracts set forth on Schedule 5.1(h)(i), provided such terms and conditions do not operate to individually or in the aggregate:

(i)	reduce Contributor’s Net Revenue Interest in a Lease for the applicable Target Formation(s) to an amount less than the Net Revenue Interest set forth on Exhibit A-1 for such Lease;

(ii)	reduce Contributor’s Net Revenue Interest in a Well for the applicable Target Formation(s) to an amount less than the Net Revenue Interest set forth on Exhibit B for such Well;

(iii)

increase Contributor’s Working Interest in a Lease for the applicable Target Formation(s) to an amount greater than the Working Interest set forth on Exhibit A-1 for such Lease (except to the extent the Net Revenue Interest in such Lease for such Target Formation(s) is greater than the Net Revenue Interest set forth on Exhibit A-1 in the same or greater proportion as any increase in such Working Interest); or

28

(iv)

increase Contributor’s Working Interest in a Well for the applicable Target Formation(s) to an amount greater than the Working Interest set forth on Exhibit B for such Well (except to the extent the Net Revenue Interest in such Well for such Target Formation(s) is greater than the Net Revenue Interest set forth on Exhibit B in the same or greater proportion as any increase in such Working Interest);

(v)

result in the amount of Net Mineral Acres covered by or attributable to Contributor’s interest in such Lease for the applicable Target Formation(s) to be less than the amount of Net Mineral Acres set forth for such Lease on Exhibit A-1; or

(vi)	materially interfere with the ownership, operation or use of the Assets as currently owned, operated or used;

(e)	Preferential Purchase Rights, Consents and required Third Party consents to assignment, to the extent set forth on Schedule 5.1(d), subject to compliance with Sections 7.2 and 7.3;

(f)

(i) all approvals or rights to consent by, required notices to, filings with or other actions by Governmental Authorities in connection with the sale or conveyance of oil and gas leases or interests therein if they are customarily obtained subsequent to the sale or conveyance (including, for purposes of clarity, any Customary Post-Closing Consents) and (ii) all Soft Consents;

(g)	defects or irregularities arising out of any Legal Proceeding that is set forth on Schedule 5.1(f);

(h)

easements, rights-of-way, servitudes, surface leases and other rights in respect of surface operations, pipelines, grazing, logging, canals, ditches, reservoirs or the like and conditions, covenants or other restrictions, and easements for streets, alleys, highways, pipelines, telephone lines, power lines, railways and other easements and rights-of-way on, over or in respect of any of the Assets, which do not individually or in the aggregate materially detract from the value of, or materially interfere with the ownership, operation or use of, the Assets;

(i)

all liens or encumbrances created under mortgages, deeds of trust or similar instruments not created by Contributor or any of its Affiliates that cover the surface estate (including residential mortgage liens and any such liens covering any fee interests encumbered by any Surface Interests) and with respect to which no applicable mortgagee or lienholder has initiated foreclosure or similar proceedings;

29

(j)	defects or irregularities arising out of the lack of recorded powers of attorney from any Person to execute and deliver documents on behalf of such Person;

(k)	defects or irregularities arising out of improper or incomplete acknowledgement, witness or attestation;

(l)

all applicable Laws (including zoning and planning ordinances and municipal regulations) and rights reserved to or vested in any Governmental Authority to control or regulate, in whole or in part, any of the Assets in any manner, and all obligations and duties under all applicable laws, rules, and orders of any such Governmental Authority or under any franchise, grant, license, or permit issued by any such Governmental Authority,

(m)

defects or irregularities arising out of lack of authorization with respect to documents executed by (i) an officer or director presumed under applicable Law to have such authority or (ii) other Persons presumed under applicable Law to have such authority (unless Corporation provides evidence that such action was not authorized and results in or is reasonably likely to result in another Person’s superior claim of title to the relevant Asset);

(n)	defects or irregularities that have been cured or remedied by applicable statutes of limitation prior to Closing;

(o)	any Liens, defects, burdens or irregularities applicable to, arising with respect to or otherwise affecting any depth or formation other than the applicable Target Formation(s);

(p)	any matter waived in writing by Corporation or that is deemed to have been waived by Corporation pursuant to the terms of Section 8;

(q)	all Liens or defects that are released or cured prior to or at Closing;

(r)	conventional rights of reassignment obligating Contributor to reassign its interest in any portion of a Property to a Third Party upon final intention to abandon or release such Property;

(s)	defects based on or arising out of the failure of a Lease to hold after the Closing Date a specified number of Net Mineral Acres after the primary term of such Lease has expired;

(t)

defects based on or arising out of the failure of Contributor to enter into, be party to, or be bound by, pooling provisions or any pooling agreement, production sharing agreement, production handling agreement or similar agreement with respect to any horizontal Well that crosses more than one Lease or tract, provided such provisions or agreements do not operate to individually or in the aggregate:

30

(i)	reduce Contributor’s Net Revenue Interest in a Lease for the applicable Target Formation(s) to an amount less than the Net Revenue Interest set forth on Exhibit A-1 for such Lease;

(ii)	reduce Contributor’s Net Revenue Interest in a Well for the applicable Target Formation(s) to an amount less than the Net Revenue Interest set forth on Exhibit B for such Well;

(iii)

increase Contributor’s Working Interest in a Lease for the applicable Target Formation(s) to an amount greater than the Working Interest set forth on Exhibit A-1 for such Lease (except to the extent the Net Revenue Interest in such Lease for such Target Formation(s) is greater than the Net Revenue Interest set forth on Exhibit A-1 in the same or greater proportion as any increase in such Working Interest);

(iv)

increase Contributor’s Working Interest in a Well for the applicable Target Formation(s) to an amount greater than the Working Interest set forth on Exhibit B for such Well (except to the extent the Net Revenue Interest in such Well for such Target Formation(s) is greater than the Net Revenue Interest set forth on Exhibit B in the same or greater proportion as any increase in such Working Interest);

(v)

result in the amount of Net Mineral Acres covered by or attributable to Contributor’s interest in such Lease for the applicable Target Formation(s) to be less than the amount of Net Mineral Acres set forth for such Lease on Exhibit A-1; or

(vi)	with respect to Contracts only, materially interfere with the ownership, operation or use of the Assets as currently owned, operated or used;

(u)

any other defects, irregularities and Liens affecting any of the Assets (except for any defects, irregularities or Liens which are liquidated in amount or secure any unpaid amounts owed to a Third Party) to the extent they do not, individually or in the aggregate, operate to:

(i)	reduce Contributor’s Net Revenue Interest in a Lease for the applicable Target Formation(s) to an amount less than the Net Revenue Interest set forth on Exhibit A-1 for such Lease;

31

(ii)	reduce Contributor’s Net Revenue Interest in a Well for the applicable Target Formation(s) to an amount less than the Net Revenue Interest set forth on Exhibit B for such Well;

(iii)

increase Contributor’s Working Interest in a Lease for the applicable Target Formation(s) to an amount greater than the Working Interest set forth on Exhibit A-1 for such Lease (except to the extent the Net Revenue Interest in such Lease for such Target Formation(s) is greater than the Net Revenue Interest set forth on Exhibit A-1 in the same or greater proportion as any increase in such Working Interest);

(iv)

increase Contributor’s Working Interest in a Well for the applicable Target Formation(s) to an amount greater than the Working Interest set forth on Exhibit B for such Well (except to the extent the Net Revenue Interest in such Well for such Target Formation(s) is greater than the Net Revenue Interest set forth on Exhibit B in the same or greater proportion as any increase in such Working Interest);

(v)

result in the amount of Net Mineral Acres covered by or attributable to Contributor’s interest in such Lease for the applicable Target Formation(s) to be less than the amount of Net Mineral Acres set forth for such Lease on Exhibit A-1; or

(vi)	with respect to Contracts only, materially interfere with the ownership, operation or use of the Assets as currently owned, operated or used; and

(v)	the terms and conditions of this Agreement and any other agreement, document or instrument to be delivered hereunder or in connection herewith.

“Person” means any individual, firm, corporation, partnership, limited liability company, incorporated or unincorporated association, joint venture, joint stock company, Governmental Authority or any other entity of any kind.

“Pipeline Imbalance” means any marketing imbalance between the quantity of Hydrocarbons attributable to the Properties required to be delivered by Contributor under any Contract relating to the purchase and sale, gathering, transportation, storage, processing (including any production handling and processing at a separation facility) or marketing of Hydrocarbons and the quantity of Hydrocarbons attributable to the Assets actually delivered by Contributor pursuant to such Contract, together with any appurtenant rights and obligations concerning production balancing at the delivery point into the relevant sale, gathering, transportation, storage or processing facility.

“Phase II ESA” has the meaning set forth in Section 9.2.

32

“Pre-Existing Confidentiality Agreement” has the meaning set forth in Section 6.17(e).

“Preferential Purchase Right” means preferential purchase right, right of first refusal, right of first offer, tag-along sale right, or similar right of a Person that would be triggered by the execution, delivery or performance of this Agreement or any Transaction Documents.

“Preferred Stock Payment Amount” has the meaning set forth in Section 2.2(b)(ii).

“Production Taxes” means all ad valorem, property, production, excise, net proceeds, severance, sales, use and similar Taxes assessed against or with respect to the Assets or based upon or measured by the acquisition of the Assets, the ownership of the Assets or the production or processing of Hydrocarbons or the receipt of proceeds therefrom, including all estimated Taxes, deficiency assessments, additions to Tax, penalties and interest with respect thereto, whether disputed or otherwise, but in each case excluding franchise, margin, income or similar Taxes and Transfer Taxes.

“Prohibited Party” means Persons that are subject to applicable economic sanctions or export control sanctions, including (a) Persons on (i) the United States Treasury Department’s List of Specially Designated Nationals and Blocked Persons or Consolidated Sanctions List, (ii) the United States Commerce Department’s Denied Persons List, Entity List or Unverified List, (iii) the United States State Department’s Debarred List or (iv) the European Union Consolidated List; (b) any government agency of an Embargoed Jurisdiction and any entity owned or controlled by or acting on behalf of a government of an Embargoed Jurisdiction; (c) individuals who reside in Embargoed Jurisdictions; (d) organizations that are headquartered in, registered in or organized under the laws of Embargoed Jurisdictions; (e) to that extent that economic sanctions of jurisdictions other than the United States or the European Union apply to activity of Contributor or any of its Affiliates, individuals and organizations that are sanctioned by those jurisdictions; and (f) individuals that act on behalf of a Prohibited Party and organizations that are owned (50% or more) or controlled by or act on behalf of a Prohibited Party.

“Properties” means the Leases, Wells, Lands and Units.

“Proxy Statement” shall have the meaning ascribed to such term in Section 6.17(a).

“Consideration” has the meaning set forth in Section 2.2(a).

“RCRA” means the Resource Conservation and Recovery Act of 1976, as amended.

“Records” means, other than the Excluded Records, all of the books, records, correspondence, files, data and information, in each case whether written or electronically stored, relating to the Assets, including all title records, prospect information, title opinions, title commitments, abstracts, property ownership reports, well files, logs, pressure data, injection profiles, well tests, projection and injection records, maps, engineering data and

33

reports, environmental and safety information and records, third-party licenses, operational records, technical records, production and processing records, division order, lease, land and right-of-way files, Tax records with respect to the Assets (other than income, franchise or similar Tax records), authorizations for expenditures, production, accounting and operation records (including those reflecting current ownership decks), revenue and joint interest billing account information, and contract files (including Material Contracts, Leases and Contracts that constitute part of the Assets).

“Release” means any release, spilling, leaking, pumping, pouring, emitting, discarding, abandoning, emptying, discharging, disposing, migrating, injecting, escaping, leaching or dumping.

“Replacement Costs” means any costs or expenses paid by Contributor to Third Parties after the Effective Date and prior to Closing for (a) obtaining a Hydrocarbon lease to replace a Lease (i.e., a Hydrocarbon Lease that covers the same lands as a Lease set forth on Exhibit A-1 as of the Execution Date (a “Replacement Lease”)) or (b) extending or renewing the term of any Lease set forth on Exhibit-A-1 as of the Execution Date, in each case, other than with respect to any New Lease.

“Replacement Lease” has the meaning set forth in the definition of “Replacement Costs”.

“Representatives” means the directors, officers, partners, investors, members, managers, employees, agents, or advisors (including attorneys, accountants, consultants, bankers, financial advisors, brokers, and any representatives of those advisors) of a Person.

“Required Consent” means any Consent containing language (a) to the effect that the sale or transfer of the applicable Asset or the execution, delivery or other performance of this Agreement without such Consent would, (i) result in the termination (automatically or at the election of the holder thereof) of the applicable Asset, (ii) cause Corporation (as Contributor’s successor-in-interest) to be subject to any monetary fee or other Liability or a material loss of rights under the applicable Asset and/or (iii) cause such sale or transfer to be void or (b) that does not provide, by its express terms, that such Consent cannot be unreasonably withheld, conditioned or delayed; provided that, for purposes of clarity, the term Required Consent shall not include any Customary Post-Closing Consent or Soft Consent.

“Required Corporate Approvals” means any consent, waiver, approval, authorization, filing or notice required by or in compliance with the (i) VSCA, (ii) the Exchange Act, (iii) the Securities Act, (iv) applicable state securities, takeover and “blue sky” laws, and (v) the rules and regulations of the Nasdaq.

“Requisite Financial Statements” has the meaning set forth in Section 6.22(a).

“Requisite Shareholder Approval” means the approval of the Shareholder Proposal by the affirmative vote of a majority of the votes cast with respect to the Shareholder Proposal in person or by proxy at the Shareholder Meeting.

34

“Retained Obligations” means all Liabilities to the extent arising from or related or attributable to:

(a)

(i) any Production Taxes for which Contributor or its Affiliates are liable in accordance with Section 6.7, (ii) all income, capital gains, margin, franchise and similar Taxes imposed on Contributor, any of its direct or indirect owners or Affiliates, or any combined, unitary, or consolidated group of which any of the foregoing is or was a member, (iii) any Taxes assessed against or with respect to the Excluded Assets, and (iv) any Taxes attributable to the ownership or operation of the Assets (or the production of Hydrocarbons therefrom) for any Tax period (or portion thereof) ending before the Effective Date (the “Tax Retained Obligations”);

(b)	any Excluded Assets;

(c)	personal injury or death or property damage attributable to Contributor’s or its Affiliates ownership, operation or use of any Asset prior to the Closing Date;

(d)

any transportation or disposal (or arrangement therefor) off-site of Hazardous Materials by or on behalf of Contributor or its Affiliates and arising from or relating to any Asset prior to the Closing Date;

(e)

any accounting, failure to pay, underpayment, mis-payment, non-payment, or incorrect payment to any royalty owner, overriding royalty owner, wellbore-interest owner, working-interest owner, net-profits-interest owner or other interest holder or otherwise with respect to any Burden, or escheat obligations, by Contributor or its Affiliates with respect to any Asset attributable to periods prior to the Effective Date;

(f)

any claims (i) by Contributor’s or any of its Affiliates’ employees with respect to the employment relationship between Contributor or its Affiliates and such employees, or (ii) with respect to employee benefit plans of Contributor or its Affiliates, in either case, attributable to the ownership, operation or use of any Asset prior to the Closing Date;

(g)

any civil or administrative fines or penalties or criminal sections levied by any Governmental Authority against Contributor or any of its Affiliates that arise as a result of any violation by Contributor or its Affiliates with respect to the Assets of any Laws prior to the Closing;

(h)	any Debt Contracts or Hedging Contracts; and

35

(i)

all Legal Proceedings pending as of the Execution Date before any Governmental Authority with respect to the ownership or operation of the Properties, to the extent such Legal Proceedings are set forth on Schedule 5.1(f) or should have been set forth on Schedule 5.1(f).

“Revised Settlement Date” has the meaning set forth in Section 3.5(a).

“Revised Settlement Statement” has the meaning set forth in Section 3.5(a).

“Scheduled Closing Date” has the meaning set forth in Section 3.1.

“Second Lien Credit Agreement” means that certain Credit Agreement dated as of September 29, 2017, among Penn Virginia Holding Corp., as borrower, the lenders from time to time party thereto and Jefferies Finance LLC, as administrative agent and collateral agent, as amended, supplemented or amended and restated from time to time.

“Second Lien Credit Agreement Amendment” means the written consent to, and/or waivers of default or amendment of, the Second Lien Credit Agreement in connection with the transactions contemplated by this Agreement, the other Transaction Documents, the JSTX Contribution Agreement and the other Transaction Documents (as defined in the JSTX Contribution Agreement) from the Required Lenders (or the Administrative Agent with the consent in writing of the Required Lenders) (for purposes of this definition, “Required Lenders” and “Administrative Agent” shall have the meaning given to such terms in the Second Lien Credit Agreement).

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

“Settlement Statement” has the meaning set forth in Section 2.4.

“Settlement Statement Arbitrator” means Ernst & Young Global Limited (or its Affiliate) or, if Ernst & Young Global Limited (or its Affiliate) is unwilling or unable to serve as the Settlement Statement Arbitrator, then such other independent national accounting firm as the Parties agree in good faith.

“Settlement Statement Submission” has the meaning set forth in Section 3.5(b).

“Shareholder Meeting” shall have the meaning ascribed to such term in Section 6.17(b).

“Shareholder Proposal” means the shareholder proposal to be included in the Proxy Statement relating to (a) the approval of the transactions contemplated by this Agreement and (b) the approval of the transactions contemplated by the JSTX Contribution Agreement, in each case, for purposes of complying with applicable Nasdaq listing rules and whether or not presented in a single proposal.

“Soft Consents” means consents to assignment that may not by their express terms be unreasonably withheld, conditioned or delayed.

36

“Specified Retained Obligations” means all Liabilities as a result of, arising from or related to the matters described in Clauses (b), (d), (f) and (h) of the definition of Retained Obligations.

“Subsidiary” means, with respect to any Person, any corporation, general or limited partnership, limited liability company, joint venture or other entity, whether incorporated or unincorporated, of which such Person (either alone or through or together with any other Subsidiary), owns, directly or indirectly, (a) more than 50% of the stock or other equity interests, the holders of which are generally entitled to vote for the election of the board of directors or other governing body of such corporation or other legal entity, (b) a general partner interest that has the power to direct the policies, management and affairs of such Person or (c) a managing member interest that has the power to direct the policies, management and affairs of such Person.

“Surface Interests” has the meaning set forth in the definition of “Assets.”

“Suspense Accounts” has the meaning set forth in Section 6.13.

“Target Formation” means (a) with respect to any Lease, the formation expressly specified on Exhibit A-1 for such Lease, and (b) with respect to any Well, the formation at which such Well is completed.

“Tax Assumed Obligations” has the meaning set forth in the definition of “Assumed Obligations”.

“Tax Audit” means any audit, adjustment, claim, examination, assessment, contest, litigation, or other proceeding with respect to Taxes.

“Tax Retained Obligations” has the meaning set forth in the definition of “Retained Obligations”.

“Tax Returns” means any report, return, election, document, estimated tax filing, declaration, claim for refund, information returns, or other filing provided or required to be provided to any Governmental Authority including any schedules or attachments thereto and any amendment thereof.

“Taxes” means (a) all taxes, assessments, charges, duties, fees, levies, imposts, escheat or unclaimed property obligations, or other similar charges imposed by a Governmental Authority, including all income, franchise, profits, margins, capital gains, capital stock, transfer, gross receipts, sales, use, transfer, service, occupation, ad valorem, real or personal property, excise, severance, windfall profits, customs, premium, stamp, license, payroll, employment, social security, unemployment, disability, environmental, alternative minimum, add-on, value-added, withholding and other taxes, and all estimated taxes, deficiency assessments, additions to tax, penalties and interest with respect to taxes, whether disputed or otherwise, and (b) any Liabilities in respect of any item described in clause (a) payable by reason of Contract, assumption, transferee or successor Liability, operation of Law, or otherwise.

37

“Termination Expenses” has the meaning set forth in Section 13.4(d).

“Termination Fee” has the meaning set forth in Section 13.4(a).

“Third Party” means a Person other than a Party or its Affiliates.

“Third Party Claim” has the meaning set forth in Section 11.7(a).

“Title Arbitrator” has the meaning set forth in Section 8.10(b).

“Title Benefit” means any right, circumstance or condition (based on title that is deducible of record, by contract or other legally enforceable documentation or rights sufficient to prevail against competing claims or interests) that, as of the Effective Date and the expiration of the Examination Period, operates to:

(a)

increase Contributor’s Net Revenue Interest in a Lease for an applicable Target Formation above that shown on Exhibit A-1 without causing a greater than proportionate increase in Contributor’s Working Interest in such Lease for such Target Formation above that shown on Exhibit A-1;

(b)

increase Contributor’s Net Revenue Interest in a Well for an applicable Target Formation above that shown on Exhibit B without causing a greater than proportionate increase in Contributor’s Working Interest in such Well for such Target Formation above that shown on Exhibit B; or

(c)

increase in the amount of Net Mineral Acres covered by or attributable to Contributor’s interest in a Lease for an applicable Target Formation above that shown on Exhibit A-1 (disregarding any such increase under Clause (c) of the definition of Net Mineral Acres).

“Title Benefit Amount” has the meaning set forth in Section 8.8(c).

“Title Deductible” means an amount equal to $767,654.

“Title Defect” means any Burden, Lien, defect or other matter that would cause Contributor to have less than Defensible Title in and to any Lease or Well; provided that the following shall not constitute or give rise to Title Defects:

(a)

defects based on a gap in Contributor’s chain of title in the applicable federal, state, or county records, unless such gap is affirmatively shown to exist in such records by an abstract of title, title opinion, or landman’s title chain which documents shall be included in a Defect Notice;

38

(b)

defects based upon the failure to record any Lease issued by any Governmental Authority (or associated Lease memorandum), or any assignments of interests in such Leases in any applicable county records, provided that the public records of the applicable Governmental Authorities reflect Contributor as the owner of such Lease;

(c)

defects based on the failure to recite marital status in a document or omission of successors or heirship or estate proceedings, unless Corporation provides affirmative evidence that such failure has resulted in, or is reasonably likely to result in, another Person’s superior claim of title;

(d)	any Lien or loss of title resulting from Contributor’s conduct of business in compliance with this Agreement;

(e)

defects based upon (i) the exercise of any Preferential Purchase Rights or failure to obtain any Required Consents, in each case, to the extent set forth on the applicable disclosure schedules attached to this Agreement, subject to compliance with Sections 7.2 and 7.3, (ii) the expiration of any Lease in accordance with its terms if, prior to Closing and in accordance with the terms of this Agreement, (x) Contributor obtains a Replacement Lease for such Lease or (y) Contributor extends or renews the term of such Lease or (iii) with respect to any New Lease, the lack of any Hydrocarbon lease covering the lands described on Exhibit A-1 for such New Lease if, prior to Closing and in accordance with the terms of this Agreement, Contributor enters into a Hydrocarbon lease covering the lands described on Exhibit A-1 for such New Lease which satisfied the Hydrocarbon Lease Standards (or for which Corporation waived, in writing, the Hydrocarbon Lease Standards);

(f)

defects arising from any prior oil and gas lease relating to the lands covered by a Lease (or any Target Formation thereunder) not being surrendered of record, unless Corporation provides affirmative evidence that such prior oil and gas lease is still in effect as to such lands covered by such Lease (or any applicable Target Formation thereunder) and results in, or is reasonably expected to result in, another Person’s superior claim of title to the relevant Lease or Well;

(g)	defects that affect only which Person has the right to receive royalty payments (rather than the amount or the proper payment of such royalty payment);

(h)

defects based solely on: (i) lack of information in Contributor’s files or access thereto; or (ii) references to an unrecorded document(s) if such document is dated earlier than January 1, 1960 and is not in Contributor’s files;

39

(i)

defects based on the existence of an ownership interest that causes a reduction in the Net Revenue Interest or Net Mineral Acres of Contributor below that shown on Exhibit A-1 (with respect to any Lease) or Exhibit B (with respect to any Well) if Contributor provides written evidence that the holder of such ownership interest or its Affiliate has acknowledged or agreed in writing (including in any Contract or other agreement) that such ownership interest does not cause such reduction;

(j)	defects arising out of lack of survey, unless a survey is expressly required by applicable Laws;

(k)	defects arising from any change in applicable Law after the Execution Date; and

(l)

defects or irregularities resulting from or related to probate proceedings or the lack thereof, which defects or irregularities have been outstanding for seven and one-half (7.5) years or more, unless Corporation provides affirmative evidence that such failure has resulted in, or is reasonably likely to result in, another Person’s superior claim of title.

“Title Defect Amount” has the meaning set forth in Section 8.6.

“Title Review” has the meaning set forth in Section 8.2.

“Transaction” has the meaning set forth in the recitals.

“Transaction Documents” means, with regard to a Party, those documents listed or referred to in Section 3.3 and 3.4 or otherwise delivered pursuant to this Agreement on the Execution Date or the Closing Date or post-Closing, in each case to the extent executed and delivered by such Party.

“Transfer Agent” means (a) with respect to any Partnership Common Units, the Partnership or such other Person as agreed upon by the Parties prior to Closing, and (b) with respect to any shares of Corporation Series A Preferred Stock, American Stock Transfer & Trust Company or any successor transfer agent, or such other Person as agreed upon by the Parties prior to Closing.

“Transfer Tax” has the meaning set forth in Section 6.7(b).

“Treasury Regulations” means the proposed, temporary, or final U.S. Department of Treasury regulations promulgated under the Code and any successor regulations.

“Units” means all rights and interests in, under or derived from all spacing, pooling, production sharing, production allocation, unitization and communitization agreements, declarations and orders in effect with respect to any of the Lands, the Leases or the Wells, and all pooled, communitized or unitized acreage or units created or designated by any of those agreements, declarations or orders, including those rights, interests, acreage or units listed on Exhibit C.

40

“VSCA” means the Virginia Stock Corporation Act.

“VWAP” per share of Corporation Common Stock for any trading period means the per share volume-weighted average price on the Nasdaq as displayed on Bloomberg page “VWAP” (or its equivalent if such a page is not available) in respect of the period from 9:30 a.m. to 4:00 p.m. New York City time, during such trading period; or if such price is not available, “VWAP” shall mean the market value per share of Corporation Common Stock during such trading period as determined, using a volume-weighted average method, by a nationally recognized independent investment banking firm retained by Contributor for this purpose.

“Well” means the wells listed on Exhibit B.

“Well Imbalance” means any imbalance at the wellhead between the amount of Hydrocarbons produced from a Well and allocable to the interests of Contributor in such Well and the shares of production from such Well to which Contributor is entitled, together with any appurtenant rights and obligations concerning future in kind or cash balancing at the wellhead.

“Working Interest” means the interest in and to a:

(a)

Lease that is burdened with the obligation to bear and pay costs and expenses of maintenance, development and operations on or in connection with such Lease, but without regard to the effect of any Burdens; and

(b)

Well that is burdened with the obligation to bear and pay costs and expenses of maintenance, development and operations on or in connection with such Well, but without regard to the effect of any Burdens.

1.2	Interpretation.

(a)	References to the preamble or recitals, or to a “Section”, “Schedule” or “Exhibit”, means the preamble or recitals, or a Section, Schedule or Exhibit, to this Agreement.

(b)	The preamble, recitals, Schedules and Exhibits form a part of this Agreement.

(c)	References to “herein”, “hereby”, “hereunder”, “hereof” and similar expressions are references to this Agreement and not to any particular Section, Schedule or Exhibit.

(d)	References to a Party or Person include references to such Party’s or Person’s successors or assigns (immediate or otherwise).

41

(e)	Unless the applicable context otherwise requires, words importing the singular include the plural and vice versa.

(f)	Words importing gender include the masculine, feminine and neutral genders.

(g)	The use of headings is for convenience of reference only and does not affect the construction or interpretation of this Agreement.

(h)	The words “include” or “including” mean “including without limitation”.

(i)	Unless expressly provided to the contrary, the word “or” is not exclusive.

(j)	Any reference to a statutory provision includes any subordinate legislation made from time to time under that provision.

(k)

Any reference to a statutory provision includes such provision as from time to time modified or re-enacted or consolidated, whether before, on or after the Execution Date so far as such modification, re-enactment or consolidation applies or is capable of applying to any transactions entered into under this Agreement prior to Closing.

(l)

If there is any conflict or inconsistency between a term in the main part of this Agreement and a term in any of the Schedules, Exhibits or other document referred to or otherwise incorporated into this Agreement, the term in the main part of this Agreement will prevail to the extent of such conflict or inconsistency.

2.	CONTRIBUTION

2.1	Contribution of Assets.

Upon the terms and subject to the conditions set forth in this Agreement, Contributor shall contribute, assign, transfer, convey and deliver to the Partnership or its designated Affiliate that is treated as disregarded as separate from the Partnership for U.S. federal income tax purposes, and the Partnership or its designated Affiliate that is treated as disregarded as separate from the Partnership for U.S. federal income tax purposes shall acquire and accept from Contributor, at the Closing, the Assets and assume the Assumed Obligations.

2.2	Consideration.

(a)

In consideration for the contribution of the Assets, the Partnership shall issue and deliver to Contributor 4,959,000 Partnership Common Units (the “Consideration”). The Partnership Common Units included in the Consideration shall be deemed to have a Dollar value for purposes hereof equal to the number of Partnership Common Units multiplied by $7.74 (the “Execution Date Per Share Value”) such that, for purposes of this Agreement, the Consideration shall be deemed to be equal to $38,382,660 in value, subject to adjustment (in cash and/or additional Partnership Common Units) in accordance with Section 2.3 and Section 3.5. Notwithstanding anything herein to the contrary, no fractional Partnership Common Units shall be issued or delivered hereunder, and any issuance or deliveries of Partnership Common Units shall be rounded up to the nearest whole number of Partnership Common Units.

42

(b)	Notwithstanding anything herein to the contrary:

(i)

with respect to any issuance, delivery or transfer of Partnership Common Units hereunder and any calculations or determinations made hereunder with respect to any Partnership Common Units, such Partnership Common Units shall be deemed to include (in the case of an issuance, delivery or transfer) or apply to (in the case of a calculation or determination) a number of shares of Corporation Series A Preferred Stock equal to the number of such Partnership Common Units divided by 100 such that references to “a corresponding number of shares of Corporation Series A Preferred Stock” are construed accordingly, and, by way of example and without limitation, (A) the issuance, delivery or transfer of Adjustment Securities, Defect Deposit Securities or Indemnity Securities shall be deemed to include such corresponding number of shares of Corporation Series A Preferred Stock and (B) references herein to the “Equity Consideration” shall be deemed to include such corresponding number of shares of Corporation Series A Preferred Stock as the context requires;

(ii)

at the Closing, (A) Corporation shall issue to Contributor a number of shares of Corporation Series A Preferred Stock equal to the number of Partnership Common Units included in the Equity Consideration divided by 100 (certain of which will, for purposes of clarity, be delivered in accordance with the terms of this Agreement to the Transfer Agent as Indemnity Securities and may be delivered to the Transfer Agent as part of the Defect Deposit Securities, if applicable) and (B) Contributor shall pay to Corporation an amount of cash equal to such number of shares of Corporation Series A Preferred Stock multiplied by the par value for such shares (the “Preferred Stock Payment Amount”); and

(iii)

following the Closing, (A) if any Partnership Common Units are to be issued and delivered to Contributor hereunder (including any Adjustment Securities issued and delivered to Contributor pursuant to Section 3.5), (I) Corporation shall issue to Contributor a number of shares of Corporation Series A Preferred Stock equal to the number of Partnership Common Units to be so issued and delivered divided by 100 and (II) Contributor shall pay to Corporation an amount of cash equal to such number of shares of Corporation Series A Preferred Stock multiplied by the par value for such shares, and (B) if any Partnership Common Units (together with a corresponding number of shares of Corporation Series A Preferred Stock in accordance with this Section 2.2(b)) are to be transferred from Contributor or the Transfer Agent to Corporation and the Partnership hereunder (including any Adjustment Securities, Defect Deposit Securities or Indemnity Securities that are ultimately transferred to Corporation and the Partnership in accordance with the terms of Section 3.5, Section 10.6 and Section 11.13, respectively), then Corporation shall pay to Contributor an amount of cash equal to the number of shares of Corporation Series A Preferred Stock included therein, multiplied by the par value for such shares.

43

(c)

All shares of Corporation Series A Preferred Stock delivered to Contributor hereunder shall be issued in uncertificated, book-entry form with such issuance confirmed to Contributor by a letter of issuance from the Transfer Agent. All Partnership Common Units delivered to Contributor hereunder shall be issued in accordance with the terms of the A&R LP Agreement.

2.3	Adjustments to Consideration.

On the Closing Date, the Consideration will be adjusted as provided in this Section 2.3, and the resulting number of Partnership Common Units to be paid as Equity Consideration minus the number of Partnership Common Units included in the Indemnity Securities initially delivered to the Indemnity Escrow hereunder will be the “Closing Amount”. The number of Partnership Common Units by which the Equity Consideration will be increased or decreased in connection with any adjustments to the Consideration made pursuant to Section 2.3(a) and Section 2.3(b) (such Partnership Common Units, subject to any additional adjustments pursuant to Section 3.5, the “Adjustment Securities”) shall be calculated by dividing the aggregate dollar amount of such adjustments by the Execution Date Per Share Value and correspondingly (1) increasing the number of Partnership Common Units to be included in the Equity Consideration by the number of Adjustment Securities so calculated (in the case of an increase in the Consideration pursuant to Section 2.3(a)) or (2) reducing the number of Partnership Common Units included in the Equity Consideration by the number of Adjustment Securities so calculated (in the case of a decrease in the Consideration pursuant to Section 2.3(b)). Notwithstanding the foregoing or anything to the contrary in this Agreement, including Section 2.3 and Section 3.5, (1) the maximum number of Adjustment Securities by which the Equity Consideration may be increased pursuant to this Section 2.3 and Section 3.5 shall be 495,900 Adjustment Securities in the aggregate (which is the equivalent of $3,838,266 (the “Maximum Adjustment Securities Value”) divided by the Execution Date Per Share Value) and (2) in the event the adjustments made to the Consideration pursuant to Section 2.3(a) and Section 2.3(b) would result in a net increase to the dollar value of the Consideration in excess of the Maximum Adjustment Securities Value, then the amount of such excess shall be delivered to Contributor by Corporation in cash via transfer of immediately available funds to an account designated by Contributor in writing, which transfer shall occur either at Closing pursuant to Section 3.1 or in connection with the settlement of the Final Settlement Statement pursuant to Section 3.5 (any such cash payment, an “Adjustment Cash Payment”). For purposes of clarity, any Adjustment Securities issued, delivered or transferred hereunder shall be deemed to include a corresponding number of shares of Corporation Series A Preferred Stock in accordance with Section 2.2(b). In addition, the Equity Consideration will be equitably adjusted in the event of a share split, combination, reclassification, recapitalization, exchange, share dividend or other dividend or distribution payable in shares of Corporation Common Stock with respect to the shares of Corporation Common Stock that occurs prior to the Closing.

44

(a)	The Consideration will be adjusted upward by the following amounts (without duplication):

(i)

an amount equal to all Operating Expenses that are attributable to the Assets from and after the Effective Date paid or incurred by Contributor or any of its Affiliates, whether paid or incurred before, on or after the Effective Date;

(ii)

an amount equal to all proceeds, reimbursements, credits and income paid to or received by Corporation or any of its Affiliates that are attributable to the Assets prior to the Effective Date (net of applicable Burdens, processing and transportation costs, and other burdens on Contributor’s share of production not otherwise accounted for hereunder);

(iii)	the amount of all Production Taxes allocated to the Partnership under Section 6.7 but paid or otherwise economically borne by Contributor or any of its Affiliates;

(iv)

as complete and final settlement of the Hydrocarbon Inventory and only to the extent that the proceeds therefor have not been received by Contributor, an amount equal to (A) the applicable product of the volume of the merchantable Hydrocarbon Inventory in the stock tanks (other than tank bottoms) or in the pipelines, in each case, above the applicable load line or pipeline connection; multiplied by the contract price for such Hydrocarbon Inventory in effect as of the Effective Date (“Hydrocarbon Inventory Contract Price”) less (B) any applicable (1) Burdens and (2) any actual out-of-pocket costs arising from or attributable to the post-production marketing of such Hydrocarbon Inventory (including any gathering, compression, storage, processing, treatment, and transportation expenses and marketing fees for such Hydrocarbon Inventory); provided, however, that, if no contract price exists for such Hydrocarbon Inventory, then the Hydrocarbon Inventory Contract Price shall be:

(A)	$3.30/Mcf for gaseous Hydrocarbons;

(B)	$36.00/Bbl for crude oil; and

(C)	$4.50/Bbl for liquid Hydrocarbons other than crude oil;

(v)

to the extent that Contributor is underproduced with respect to net Well Imbalances as of the Effective Date, as complete and final settlement of all such Well Imbalances attributable to the Assets for which an adjustment occurs under this Clause (v), an amount equal to the product of such underproduced volumes multiplied by:

(A)	$3.30/Mcf for gaseous Hydrocarbons;

(B)	$36.00/Bbl for crude oil; and

45

(C)	$4.50/Bbl for liquid Hydrocarbons other than crude oil;

(vi)

to the extent that Contributor has overdelivered any Hydrocarbons as of the Effective Date with respect to net Pipeline Imbalances, as complete and final settlement of all such Pipeline Imbalances attributable to the Assets for which an adjustment occurs under this Clause (vi), an amount equal to the product of such overdelivered volumes multiplied by:

(A)	$3.30/Mcf for gaseous Hydrocarbons;

(B)	$36.00/Bbl for crude oil; and

(C)	$4.50/Bbl for liquid Hydrocarbons other than crude oil;

(vii)

an amount equal to $40,000 per month (pro-rated on a daily basis for any partial month) as an agreed reimbursement in lieu of any general and administrative overhead for the period from and after the Effective Date to, but excluding, the Closing Date; and

(viii)	any other upward adjustment to the Consideration provided for elsewhere in this Agreement or otherwise agreed upon by the Parties.

(b)	The Consideration will be adjusted downward by the following amounts (without duplication):

(i)

an amount equal to all proceeds, reimbursements, credits and income paid to or received by Contributor that are attributable to the Assets from and after the Effective Date (net of applicable Burdens, processing and transportation costs, and other burdens on Contributor’s (or Corporation’s, as Contributor’s successor-in-interest) share of production not otherwise accounted for hereunder);

(ii)	the Defect Deposit Amount as determined in accordance with the provisions of Section 8 and Section 9, if any;

(iii)	all downward adjustments regarding any agreed upon and final Title Defects, as determined in accordance with the provisions of Section 8 (and, for purposes of clarity, subject to Section 10);

(iv)

all downward adjustments regarding any agreed upon and final Environmental Liabilities, as determined in accordance with the provisions of Section 9 (and, for purposes of clarity, subject to Section 10);

(v)	an amount equal to the aggregate Allocated Values of any Excluded Assets excluded from the Assets to be acquired by Corporation at Closing pursuant to Section 7, Section 8 or Section 9;

(vi)	an amount equal to all cash in suspense accounts in respect of the Assets;

46

(vii)	the amount of all Production Taxes allocated to Contributor under Section 6.7 but paid or otherwise economically borne by Corporation or any of its Affiliates;

(viii)

to the extent that Contributor is overproduced with respect to net Well Imbalances as of the Effective Date and as set forth on Schedule 5.1(n), as complete and final settlement of all such Well Imbalances attributable to the Assets for which an adjustment occurs under this Clause (viii), an amount equal to the product of such overproduced volumes multiplied by:

(A)	$3.30/Mcf for gaseous Hydrocarbons;

(B)	$36.00/Bbl for crude oil; and

(C)	$4.50/Bbl for liquid Hydrocarbons other than crude oil;

(ix)

to the extent that Contributor has underdelivered any Hydrocarbons as of the Effective Date and as set forth on Schedule 5.1(n) with respect to net Pipeline Imbalances, as complete and final settlement of all such Pipeline Imbalances attributable to the Assets for which an adjustment occurs under this Clause (ix), an amount equal to the product of such underdelivered volumes multiplied by:

(A)	$3.30/Mcf for gaseous Hydrocarbons;

(B)	$36.00/Bbl for crude oil; and

(C)	$4.50/Bbl for liquid Hydrocarbons other than crude oil;

(x)	subject to Section 6.11(c), an amount equal to all Operating Expenses paid or incurred by Corporation that are attributable to the Assets and to the period prior to the Effective Date; and

(xi)	any other downward adjustment to the Consideration provided for elsewhere in this Agreement or otherwise agreed upon by the Parties.

(c)

“Earned” and “incurred”, as used in this Agreement, shall be interpreted in accordance with GAAP and Council of Petroleum Accountants Society (“COPAS”) standards, subject to the following sentence. The determination of whether costs and/or expenses are attributable to the period before or after the Effective Date for purposes of the adjustments provided for in this Section 2.3 is based on when services are rendered, when the goods are delivered or when the work is performed. For clarification, the date an item or work is ordered is not the date of a transaction for settlement purposes hereunder, but rather the date on which the item ordered is delivered to the job site, or the date on which the work ordered is performed, is the relevant date. For purposes of allocating Hydrocarbon production (and accounts receivable with respect thereto), (i) liquid Hydrocarbons are deemed to be “from or attributable to” the applicable Lease, Unit or Well when

47

they pass through the pipeline or flowline connecting into the storage facilities into which they are transported from the lands covered by the applicable Lease, Unit or Well and (ii) gaseous Hydrocarbons are deemed to be “from or attributable to” the applicable Leases, Units and Wells when they pass through the delivery point sales meters, custody transfer meters or other gas flow or volume meters nearest to the entry point into the pipelines through which they are transported from such lands. Contributor may utilize reasonable interpolative procedures to arrive at an allocation of Hydrocarbon production when exact meter readings (including gas production meters or sales meters) or gauging and strapping data is not available, provided Contributor shall provide Corporation with reasonable data to support such interpolative procedures.

2.4	Closing Statement.

Not later than five Business Days prior to the Closing Date, Contributor shall prepare and deliver to Corporation a statement (the “Settlement Statement”) showing Contributor’s good faith estimate of the Closing Amount (using actual numbers and amounts where available, and using Contributor’s good faith estimate of other amounts, where actual amounts are not available) and including any and all supporting documentation used by Contributor in its good faith estimate thereof. Corporation will have until two Business Days prior to the Closing Date to provide written notice to Contributor of any Corporation’s objection to any item on the Settlement Statement along with Corporation’s proposed corrections thereto. The Parties will use good faith efforts to reconcile and agree on any discrepancies to the Settlement Statement (but shall not be required to reach any such agreement). If the Parties are unable to reconcile and agree on any such discrepancies to the Settlement Statement no later than one Business Day prior to the Closing Date, the Settlement Statement as prepared and delivered by Contributor will be used to determine the Closing Amount made at Closing (but incorporating any adjustments thereto that are agreed by the Parties).

2.5	Transfer Agent.

Corporation and Contributor agree to deliver to the Transfer Agent all powers of attorney, endorsements, affidavits, letters, notices, instructions, directions, consents, certificates, statements, or other papers or documents requested by the Transfer Agent to effectuate the provisions of Section 3.5(c).

2.6	Withholding.

Corporation, Transfer Agent, and each of their respective Affiliates and Representatives shall be entitled to deduct or withhold from any amount payable or deliverable pursuant to this Agreement such amounts as are required to be deducted or withheld under applicable Law; provided that, other than with respect to withholding as a result of the failure to provide the certificate described in Section 3.4(i), Corporation will (a) notify Contributor of any anticipated withholding, (b) consult with Contributor in good faith to determine whether such deduction and withholding is required under applicable Law and (c) reasonably cooperate with Contributor to minimize the amount of any applicable

48

withholding. To the extent that any such amounts are deducted or withheld and paid over to the appropriate Governmental Authority, such deducted or withheld amounts shall be treated for all purposes of this Agreement as having been paid or delivered to the Person in respect of which such deduction or withholding was made.

3.	CLOSING

3.1	Closing.

The closing of the contribution and transfer of the Assets to Corporation as contemplated by this Agreement (the “Closing”) shall take place at 10:00 a.m., Central time, at the offices of Kirkland and Ellis LLP, 609 Main Street, Houston, Texas 77002, on the first Business Day that is on or following the satisfaction or waiver of the covenants and conditions set forth in Section 12 (other than those conditions which, by their terms, are to be satisfied or waived at the Closing, but subject to the satisfaction or waiver thereof) (the “Scheduled Closing Date”), or on such other Scheduled Closing Date or at such other location as the Parties may agree, provided, however that the Closing shall not take place earlier than December 24, 2020; provided, further, that, if all conditions in Section 12 are not satisfied or waived as of the Scheduled Closing Date (other than such conditions that can only be satisfied at the Closing but subject to such conditions being satisfied at the Closing), subject to Section 13, the Closing shall occur within three Business Days after such conditions having been satisfied or waived. The date on which the Closing occurs is herein referred to as the “Closing Date”.

3.2	Effective Date.

Should the Closing occur, Corporation’s possession of the Assets shall be transferred and assigned from Contributor to Corporation at the Closing, but, as provided herein, certain financial benefits and burdens with respect to the Assets will be transferred and assigned from Contributor to Corporation effective as of the Effective Date.

3.3	Corporation Deliverables.

At Closing, Corporation and the Partnership shall deliver to Contributor:

(a)

a number of Partnership Common Units equal to the Closing Amount (together with a corresponding number of shares of Corporation Series A Preferred Stock applicable to such Partnership Common Units in accordance with Section 2.2(b)) in accordance with Section 2.2;

(b)

an officer’s certificate of Corporation, dated as of the Closing Date, confirming the satisfaction of the conditions set forth in Section 12.2(a) and Section 12.2(b), and which attests to the resolutions of Corporation that authorizes the execution, delivery and performance of this Agreement and any Transaction Document;

(c)	a Corporation executed Settlement Statement;

49

(d)	Corporation executed and duly notarized (if applicable) Assignments, in sufficient duplicate originals to allow recording in all applicable jurisdictions and offices;

(e)

any Corporation executed and duly notarized (if applicable) Governmental Transfer Forms, if applicable, in sufficient duplicate originals to allow recording in all applicable jurisdictions and offices;

(f)	a Corporation executed Investor Rights Agreement;

(g)	a Corporation and General Partner executed A&R LP Agreement;

(h)	a Corporation and Partnership executed Interest Assignment Agreement;

(i)

a copy of the Certificate of Designation file stamped by the State Corporation Commission of the Commonwealth of Virginia evidencing that the same has been accepted for filing and filed with the State Corporation Commission of the Commission of the Commonwealth of Virginia;

(j)

(i) a certificate of Corporation’s Secretary, dated as of the Closing Date, certifying (A) the Corporation Charter and the Corporation Bylaws, as then in effect and attached thereto, including, in the case of the Corporation Bylaws, the amendment contemplated by Section 3.3(k), (B) the resolutions adopted by the Board of Directors (I) authorizing the transactions contemplated hereby and (II) increasing the size of the Board of Directors from four to nine and filling five of the vacancies caused by such increase with individuals designated by the Permitted Series A Owners (as defined in the Certificate of Designation) and (II) as to the signatures and authority of the Persons signing the Transaction Documents and related documents on behalf of Corporation, and (i) a certificate executed by an authorized officer of the General Partner and dated as of the Closing Date, certifying (A) the Partnership’s and the General Partner’s respective Organizational Documents, as then in effect and attached thereto, (B) the resolutions adopted by the General Partner authorizing the transactions contemplated hereby and (C) as to the signatures and authority of the Persons signing the Transaction Documents and related documents on behalf of the Partnership;

(k)	an amendment to the Corporation Bylaws deleting Section 3.12(b) thereof in its entirety;

(l)	copies of the applicable instruments file stamped by the appropriate Governmental Authorities evidencing the Conversions, at least one day prior to the Closing Date; and

(m)	any Adjustment Cash Payment owed at Closing, if applicable.

In addition to the foregoing, at Closing, Corporation and the Partnership shall issue to Contributor and deliver to the Transfer Agent (i) if applicable, the Defect Deposit in accordance with the provisions of Section 8 and Section 9 and the Defect Deposit Securities included therein shall be subject to the provisions of Section 10.6, and (ii) the Indemnity Securities, which shall be subject to the provisions of Section 11.13.

50

3.4	Contributor Deliverables.

At Closing, Contributor shall deliver to Corporation:

(a)

an officer’s certificate of Contributor, dated as of the Closing Date, confirming the satisfaction of the conditions set forth in Section 12.1(a) and Section 12.1(b), and which attests to the resolutions of Contributor that authorizes the execution, delivery and performance of this Agreement and any Transaction Document;

(b)

(i) appropriate change of operator forms satisfying the applicable requirements of Governmental Authorities designating Corporation as operator of the Assets operated by Contributor or any of its Affiliates prior to Closing and (ii) resignation of operator notices, prepared by Contributor and reasonably acceptable to Corporation, duly executed by Contributor or such Affiliate, as applicable;

(c)	a validly executed IRS Form W-9 from Contributor;

(d)	Contributor executed and duly notarized (if applicable) Assignments, in sufficient duplicate originals to allow recording in all applicable jurisdictions and offices;

(e)	a Contributor executed Settlement Statement;

(f)

any applicable Contributor executed and duly notarized (if applicable) Governmental Transfer Forms, if applicable, in sufficient duplicate originals to allow recording in all applicable jurisdictions and offices;

(g)	letters-in-lieu of transfer orders with respect to the Properties duly executed by Contributor, substantially in the form attached hereto as Exhibit F;

(h)

recordable releases of any deed of trust, mortgages, financing statements, pledges, fixture filings and security agreements made by Contributor or its Affiliates affecting or burdening any of the Assets, in form and substance reasonably acceptable to Corporation in sufficient counterparts for recordation in each of the counties or parishes in which the Assets are located or other applicable jurisdiction;

(i)

a certification of non-foreign status of Contributor (or its regarded owner if Contributor is disregarded as separate from its owner for U.S. federal income Tax purposes) executed by the appropriate Person and meeting the requirements of Treasury Regulation Section 1.1445-2(b)(2) in form and substance reasonably acceptable to Corporation;

(j)	a Contributor and JSTX executed Investor Rights Agreement;

(k)	a Contributor and JSTX executed A&R LP Agreement;

51

(l)	the Preferred Stock Payment Amount in cash by wire transfer of immediately available funds to an account designated in advance of the Closing Date by Corporation; and

(m)

a power of attorney executed by Contributor, in form and substance reasonably acceptable to Corporation and the Transfer Agent, which will become revocable upon satisfaction of the amounts due and owing under the Final Settlement Statement.

3.5	Post-Closing Adjustment.

(a)

Revised Settlement Statement. On or before the date that is 90 days after the Closing Date, Contributor shall prepare and deliver to Corporation a revised Settlement Statement (the “Revised Settlement Statement”) setting forth the revised Closing Amount and its determination of each adjustment to the Consideration necessary to determine any revisions to the Closing Amount and showing the calculation of such adjustments in accordance with Section 2.3. Contributor shall provide to Corporation such data and information as Corporation may reasonably request supporting the amounts reflected on the Revised Settlement Statement to permit Corporation and its Representatives to perform or cause to be performed an audit of the Revised Settlement Statement, at Corporation’s expense (to the extent such data and information is in the possession or control of the Contributor). Corporation will have 45 days from the date of receipt of the Revised Settlement Statement (such date the “Revised Settlement Date”) to provide Contributor with Notice of Corporation’s disagreement (the “Disagreement Notice”) with the Revised Settlement Statement, such Disagreement Notice to specify in reasonable detail the Dollar amount, nature, and basis (to the extent known to Corporation) of any such disagreement, along with data and information (to the extent available to Corporation) which reasonably substantiates such disagreement. Should Corporation not timely deliver a Disagreement Notice, or should Corporation execute and deliver to Contributor a Corporation countersigned Revised Settlement Statement, then the Revised Settlement Statement shall be deemed the Final Settlement Statement, and shall be final and binding on the Parties.

(b)

Settlement Statement Dispute. Should Corporation timely deliver a Disagreement Notice, then the Parties will, in good faith, use their commercially reasonable efforts for a period of 45 days following Contributor’s receipt of the Disagreement Notice to resolve the disagreements specified in the Disagreement Notice and agree and execute the Final Settlement Statement. If at the end of such 45-day period, the Parties have not reached agreement on all such disagreements, any Party may submit the matters that remain in disagreement (and only such matters) to the Settlement Statement Arbitrator (with a copy thereof to the other Party on the same day) for resolution (such submissions, each a “Settlement Statement Submission”). The Settlement Statement Arbitrator will set a hearing date, which may be no earlier than 30 days and no later than 60 days from the date the Settlement Statement Arbitrator received the first Settlement Statement Submission. Each Party shall, no later than seven Business Days prior to the

52

hearing date set by the Settlement Statement Arbitrator, submit a written brief to the Settlement Statement Arbitrator (and a copy thereof to the other Party on the same day) with Dollar figures, calculations, and supporting documentation and information that support such Party’s position in respect of the matters set forth in the Settlement Statement Submission, along with such Party’s proposed Final Settlement Statement. The hearing shall be conducted on a confidential basis. The Settlement Statement Arbitrator may consider only those matters in disagreement that were set forth in the Settlement Statement Submission and which remain in dispute. The Settlement Statement Arbitrator’s decision shall be based upon and be consistent with the terms and conditions of this Agreement. In deciding any matter, the Settlement Statement Arbitrator (i) shall be bound by the provisions of this Section 3.5 and the related definitions and (ii) may not assign a value to any disputed item greater than the greatest value for such item claimed by a Party or less than the smallest value for such item claimed by a Party in its submission. The Settlement Statement Arbitrator shall act as an expert for the limited purpose of determining the specific disputed matters submitted by the Parties and may not award damages or penalties to the Parties with respect to any matter. The Settlement Statement Arbitrator shall render its decision, which will include a written statement of its findings and conclusions, along with the Final Settlement Statement (reflecting the Closing Amount) which reflects such decision, no later than 30 days after the hearing date. The decision of the Settlement Statement Arbitrator, and the Final Settlement Statement (reflecting the Closing Amount) issued by the Settlement Statement Arbitrator, shall be (A) final and binding on the Parties and (B) final and non-appealable for all purposes hereunder; provided that such decision may be reviewed, corrected, or set aside by a court of competent jurisdiction, but only if and to the extent that the Settlement Statement Arbitrator is found by such court of competent jurisdiction to have made mathematical errors with respect to its decision or the Final Settlement Statement issued by the Settlement Statement Arbitrator. Each of the Parties will bear its own legal fees and other costs of presenting its case. The Party that does not prevail in such arbitration (as determined by the Settlement Statement Arbitrator) shall bear all of the costs and expenses of the Settlement Statement Arbitrator.

(c)

Final Settlement Statement. If the amount of the Closing Amount set forth on the Final Settlement Statement exceeds the Closing Amount set forth in the Settlement Statement, then, within 10 Business Days after the Final Settlement Date, (i) Corporation and the Partnership shall issue and deliver to Contributor a number of Adjustment Securities (calculated in accordance with Section 2.3) equal to the amount by which the Closing Amount set forth on the Final Settlement Statement exceeds the Closing Amount set forth in the Settlement Statement (provided, that such number of Adjustment Securities to be issued and delivered, together with any Adjustment Securities issued in excess of the Consideration on the Closing Date pursuant to Section 2.3, shall not exceed 495,900 Adjustment Securities in the aggregate) and (ii) if the amount that the Closing Amount set forth on the Final Settlement Statement exceeds the Closing Amount set forth in the Settlement Statement results in an aggregate dollar value of increases to the Consideration pursuant to Section 2.3 or this Section 3.5 in excess of the Maximum Adjustment

53

Securities Value, then Corporation shall pay by wire transfer of immediately available funds, to the account designated by Contributor, such excess amount as an Adjustment Cash Payment. If the amount of the Closing Amount set forth on the Final Settlement Statement is less than the Closing Amount set forth in the Settlement Statement, then Contributor shall instruct the Transfer Agent to deliver to Corporation, within 10 Business Days after the Final Settlement Date, a number of Adjustment Securities (calculated in accordance with Section 2.3) equal to the amount by which the Closing Amount set forth on the Final Settlement Statement is less than the Closing Amount set forth in the Settlement Statement; provided, if Contributor has not, within 10 Business Days after the Final Settlement Date, instructed the Transfer Agent to deliver, or has not otherwise delivered (regardless of whether such failure to deliver is due to any act or omission of Contributor or the Transfer Agent), to Corporation the number of Adjustment Securities pursuant to the foregoing sentence, Contributor shall promptly (and in no event later than two Business Days) pay by wire transfer of immediately available funds, to the account designated by Corporation, an amount of cash equal to the absolute value of the difference between the Closing Amount set forth on the Final Settlement Statement and the Closing Amount set forth in the Settlement Statement. For purposes of clarity, any Adjustment Securities issued, delivered or transferred hereunder shall be deemed to include a corresponding number of shares of Corporation Series A Preferred Stock in accordance with Section 2.2(b).

4.	REPRESENTATIONS AND WARRANTIES OF CORPORATION

4.1	Representations.

Corporation represents and warrants to Contributor the following as of the Execution Date and as of the Closing Date:

(a)

Organization, Existence and Qualification. Corporation is a corporation duly formed, validly existing and in good standing under the Laws of the State of Virginia. Each of the Partnership and the General Partner is duly organized, validly existing and in good standing under the Laws of the State of Delaware.

(b)

Authorization; Enforceability. Each of Corporation and the Partnership has full corporate power and limited partnership, as applicable, and authority to execute and deliver this Agreement and all Transaction Documents to which it is a party and to perform its obligations hereunder and thereunder. Except for obtaining the Requisite Shareholder Approval, the execution, delivery and performance of this Agreement and the Transaction Documents to which it is a party, and the performance of the Transaction, have been duly and validly authorized by each of Corporation and the Partnership, and, except for obtaining the Requisite Shareholder Approval, no other proceeding on the part of Corporation or the Partnership is necessary to authorize the execution, delivery or performance of this Agreement or such Transaction Documents or the performance of the Transaction. This Agreement has been duly and validly executed and delivered by Corporation and the Partnership (and all Transaction Documents required hereunder to be

54

executed and delivered by Corporation or the Partnership at Closing will be duly executed and delivered by Corporation or the Partnership, as applicable, at the Closing), and this Agreement constitutes, and at Closing, each such Transaction Document will constitute, a valid and binding obligation of Corporation or the Partnership, as applicable, enforceable against Corporation or the Partnership, as applicable, in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar Laws affecting creditors’ rights generally and subject, as to enforceability, to general principles of equity.

(c)

No Conflict. Except, in the case of Clauses (i) and (iii), as would not reasonably be expected to prevent, impede, or materially delay the ability of Corporation or the Partnership to enter into and perform its obligations under this Agreement or any Transaction Document to which it is a party and except for any Customary Post-Closing Consents, none of the execution, delivery or performance of this Agreement or such Transaction Documents by Corporation or the Partnership, or the consummation of the Transaction by Corporation or the Partnership, do or shall, subject to obtaining the Requisite Shareholder Approval:

(i)	violate any Law or Order applicable to Corporation or the Partnership;

(ii)	violate any Organizational Document of Corporation or the Partnership; or

(iii)

result in the breach or default (with due notice or lapse of time or both) or give rise to any right of termination, cancellation or acceleration under any material note, bond, mortgage, indenture, or other financing instrument to which Corporation or the Partnership is a party.

(d)

No Consents. Except for any Customary Post-Closing Consents and any Required Corporate Approvals, the execution and delivery of this Agreement and the Transaction Documents by Corporation and the Partnership and the consummation of the Transaction by Corporation and the Partnership do not and shall not require any filing with or permit, consent, authorization or approval of, or the giving of any notice to, any Person.

(e)

Issuance of the Partnership Common Units and Corporation Series A Preferred Stock. The Partnership Common Units have been duly authorized and, when such Partnership Common Units have been issued and paid for in accordance with this Agreement, will be duly and validly issued, fully paid (to the extent required under the A&R LP Agreement) and nonassessable (except as such non-assessability may be affected by Sections 17-303(a), 17-607 and 17-804 of the Delaware Revised Uniform Limited Partnership Act, as amended) and free and clear of all Liens (other than (i) Liens created by Contributor or any of its Affiliates and (ii) transfer restrictions under applicable securities Laws and the A&R LP Agreement). The shares of Corporation Series A Preferred Stock have been duly authorized and, when such shares of Corporation Series A Preferred Stock have been issued and paid for in accordance with this Agreement, will be duly and validly issued, fully paid and nonassessable and free and clear of all Liens (other than (A) Liens created by Contributor or any of its Affiliates and (B) transfer restrictions under applicable securities Laws, the Investor Rights Agreement and the Certificate of Designation).

55

(f)

Registration and Transfer Requirements. The Corporation Common Stock is registered pursuant to Section 12(b) of the Exchange Act and is listed on the Nasdaq, and Corporation has not taken (and, to the Knowledge of Corporation, no Person has taken) any action designed to, or which to the Knowledge of Corporation, is likely to have the effect of, terminating the registration of the Corporation Common Stock under the Exchange Act nor has Corporation received any notification that the Commission is contemplating terminating (or seeking to terminate) such registration or listing.

(g)

No Integrated Offering. Assuming the accuracy of Contributor’s representations and warranties set forth in Section 5.1, neither Corporation, nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause the issuance of the Partnership Common Units and Corporation Series A Preferred Stock to be integrated with prior offerings by Corporation for purposes of (i) the Securities Act which would require the registration of any such securities under the Securities Act, or (ii) any applicable stockholder approval provisions of the Nasdaq.

(h)

No General Solicitation. Neither the Partnership nor any Person acting on behalf of the Partnership has offered or sold any of the Partnership Common Units by any form of general solicitation or general advertising (as those terms are used in Regulation D promulgated under the Securities Act). Neither Corporation nor any Person acting on behalf of Corporation has offered or sold any of the Corporation Series A Preferred Stock by any form of general solicitation or general advertising (as those terms are used in Regulation D promulgated under the Securities Act).

(i)

Litigation. Except as would not reasonably be expected to prevent, impede, or materially delay the ability of Corporation or the Partnership to enter into and perform its obligations under this Agreement or any Transaction Document to which Corporation or the Partnership is a party:

(i)	neither Corporation nor the Partnership is subject to any outstanding Order; and

(ii)	neither Corporation nor the Partnership is a party to, nor, to Corporation’s Knowledge threatened by, any Legal Proceeding.

(j)

Brokers’ Fees. Corporation and its Affiliates have not entered into any Contract or incurred any liability, contingent or otherwise, with any Person that would require the payment by Contributor or any of its Affiliates of any brokerage fee, finders’ fee, or other commission in connection with the Transaction.

56

(k)

Financial Ability. Except for obtaining the Requisite Shareholder Approval and the issuance of the Equity Consideration to Contributor pursuant to this Agreement, Corporation’s and the Partnership’s respective ability to consummate the Transaction is not contingent upon its ability to secure any other financing or to arrange any other public or private placement of securities prior to or upon the occurrence of Closing.

(l)	Bankruptcy. Neither Corporation nor the Partnership has not instituted and is not subject to or, to Corporation’s Knowledge, threatened by any Bankruptcy Proceeding.

(m)

Regulatory. Corporation is qualified per applicable Law to own the Assets in all jurisdictions where the Assets are located, and the consummation of the Transaction will not cause Corporation to be disqualified as such an owner.

(n)

Independent Evaluation. Corporation is sophisticated in the evaluation, purchase, ownership and operation of oil and gas properties and related facilities. Except to the extent of Contributor’s express representations and warranties in Article 5 and the special warranty of Defensible Title contained in the Assignment, in making its decision to enter into this Agreement and consummate the Transaction and except for Fraud, Corporation:

(i)

has relied or shall rely solely on (and shall be deemed for all purposes of this Agreement to have relied solely on) its own independent investigation and evaluation of the Assets and the advice of its own legal, tax, economic, environmental, engineering, geological and geophysical advisors and the express representations and warranties made by Contributor in this Agreement and the Transaction Documents and not on any comments, statements, projections or other materials made or given by any representatives or consultants or advisors of Contributor; and

(ii)

as of the Closing Date, has satisfied itself through this Agreement, the Transaction Documents and its own due diligence as to the environmental and physical condition of and contractual arrangements and all other matters affecting or relating to the Assets, and, upon the Closing, Corporation will accept the Assets in their present condition, “as is, where is” and with all faults.

(o)

Information Supplied. None of the information supplied or to be supplied in writing by Corporation for inclusion or incorporation by reference in the Proxy Statement will, at the time it is first filed with the Commission, amended or supplemented or first published, distributed or disseminated to the Corporation Shareholders, or first published, distributed or disseminated to the Corporation Shareholders, or as of the time of the Shareholder Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided that no representation is made by Corporation with respect to statements made or incorporated by reference therein based on information supplied by Contributor or its Affiliates for inclusion or incorporation by reference therein.

57

(p)	Capital Structure.

(i)

The authorized capital stock of Corporation consists of 45,000,000 shares of Corporation Common Stock, and 5,000,000 shares of preferred stock, par value $0.01 per share (the “Corporation Preferred Stock”). At the close of business on October 30, 2020, (A) 15,200,435 shares of Corporation Common Stock were issued and outstanding, none of which were subject to vesting or other forfeiture conditions or repurchase by Corporation, (B) zero shares of Corporation Preferred Stock were issued and outstanding, and (C) 1,424,600 shares of Corporation Common Stock were reserved and available for issuance pursuant to the Corporation Stock Plans, of which (1) 319,280 shares were issuable upon settlement of outstanding Corporation RSU Awards, and (2) 373,190 shares were issuable upon settlement of outstanding Corporation PSU Awards (assuming maximum levels of performance are achieved). Except as set forth in this Section 4.1(p)(i), at the close of business on October 30, 2020, no shares of capital stock or voting securities of, or other equity interests in, Corporation were issued, reserved for issuance or outstanding. From the close of business on October 30, 2020, to the Execution Date, there have been no issuances by Corporation of shares of capital stock or voting securities of, or other equity interests in Corporation, other than the issuance of shares of Corporation Common Stock upon the settlement of the Corporation RSU Awards and Corporation PSU Awards, in each case outstanding at the close of business on October 30, 2020 and disclosed in Section 3.1(d)(i) of the Corporation Disclosure Letter, and in accordance with their terms in effect at such time.

(ii)

All outstanding shares of Corporation Capital Stock are, and all shares of Corporation Capital Stock that may be issued upon the settlement of Corporation RSU Awards and Corporation PSU Awards will be, when issued, duly authorized, validly issued, fully paid and nonassessable and not subject to, or issued in violation of, any purchase option, call option, right of first refusal, preemptive right, subscription right or any similar right under any provision of the VSCA, any Organizational Document of Corporation or any Contract to which the Corporation or any Subsidiary of Corporation is a party or otherwise bound (including the Corporation Stock Plans). Except as set forth above in this Section 4.1(p), there are not issued, reserved for issuance or outstanding, and there are no outstanding obligations of the Corporation or any Subsidiary of Corporation to issue, deliver or sell, or cause to be issued, delivered or sold, (A) any capital stock or voting securities of, or other equity interests in, Corporation or any Subsidiary of Corporation or any securities of Corporation or any Subsidiary of Corporation convertible into or exchangeable or exercisable for any capital stock or voting securities of, or other equity interests in,

58

Corporation or any Subsidiary of Corporation, (B) any warrants, calls, options or other rights to acquire from Corporation or any Subsidiary of Corporation, or any other obligation of Corporation or any Subsidiary of Corporation to issue, deliver or sell, or cause to be issued, delivered or sold, any capital stock or voting securities of, or other equity interests in, Corporation or any Subsidiary of Corporation or (C) any rights issued by or other obligations of Corporation or any Subsidiary of Corporation that are linked in any way to the price of any capital stock or voting securities of, or other equity interests in, Corporation or any Subsidiary of Corporation, the value of Corporation or any Subsidiary of Corporation or any part of Corporation or any Subsidiary of Corporation or any dividends or other distributions declared or paid on any capital stock or voting securities of, or other equity interests in, Corporation or any Subsidiary of Corporation. Except pursuant to the Corporation Stock Plans, there are not any outstanding obligations of Corporation or any Subsidiary of Corporation to repurchase, redeem or otherwise acquire any capital stock or voting securities of, or other equity interests in, Corporation or any Subsidiary of Corporation or any securities, interests, warrants, calls, options or other rights referred to in clause (A), (B) or (C) of the immediately preceding sentence. There are no debentures, bonds, notes or other Indebtedness of Corporation having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matters on which shareholders of Corporation may vote (collectively, “Corporation Voting Debt”). Neither Corporation or any Subsidiary of Corporation is a party to any voting agreement with respect to the voting of any capital stock or voting securities of, or other equity interests in, Corporation or any Subsidiary of Corporation (other than the Credit Agreement and the Second Lien Credit Agreement). Except for this Agreement and, with respect to the Corporation Subsidiaries, the Credit Agreement and the Second Lien Credit Agreement, neither Corporation nor any Subsidiary of Corporation is a party to any agreement pursuant to which any Person is entitled to elect, designate or nominate any director of Corporation or any Subsidiary of Corporation.

(q)	Corporation Subsidiaries.

(i)

All the outstanding shares of capital stock or voting securities of, or other equity interests in, each of Corporation’s Subsidiaries, including the Partnership and the General Partner (collectively, the “Corporation Subsidiaries”), including the Partnership Common Units, have been validly issued and are fully paid and nonassessable and are (other than qualifying shares and shares held by natural persons pursuant to requirements of Law of non-U.S. jurisdictions) wholly owned by Corporation (directly or indirectly through or with one or more Corporation Subsidiaries), free and clear of all Liens, and free of any other restriction (including any restriction on the right to vote, sell or otherwise dispose of such capital stock, voting securities or other equity interests), except for restrictions imposed by

59

applicable securities Laws and, in each case, except for Permitted Liens (as defined in the JSTX Contribution Agreement). Section 3.1(b) of the Corporation Disclosure Letter sets forth, as of the Execution Date, a true and complete list of the Corporation Subsidiaries, together with (A) the jurisdiction of incorporation or organization, as the case may be, of each Corporation Subsidiary, (B) the type of and percentage of interest held (including capital account balances for any entity treated as a partnership for U.S. federal income tax purposes from such entity’s most recently filed relevant Tax Return), directly or indirectly, by Corporation in each Corporation Subsidiary, and (C) the type, and percentage of interest held (including capital account balances for any entity treated as a partnership for U.S. federal income tax purposes from such entity’s most recently filed relevant Tax Return) by any Person other than Corporation or a Corporation Subsidiary in each Corporation Subsidiary and the name of such Person.

(ii)

Except for the capital stock and voting securities of, and other equity interests in, the Corporation Subsidiaries, neither Corporation nor any Corporation Subsidiary owns, directly or indirectly, any capital stock or voting securities of, or other equity interests in, or any interest convertible into or exchangeable or exercisable for, any capital stock or voting securities of, or other equity interests in, any firm, corporation, partnership, company, limited liability company, trust, joint venture, association or other entity other than ordinary course investments in publicly traded securities constituting one percent or less of a class of outstanding securities of any entity.

(r)

Taxes. At all times since formation, the Partnership has been treated for U.S. federal income tax purposes as either a partnership or an entity disregarded as separate from Corporation and has not made any election to be treated as an association taxable as a corporation. Each Subsidiary of the Partnership is currently treated as either a partnership or an entity disregarded as separate from the Partnership for U.S. federal income tax purposes.

(s)	Absence of Certain Changes or Events.

(i)

Since June 30, 2020, there has not occurred any Corporation Material Adverse Effect or any fact, circumstance, effect, change, event or development that has had or would reasonably be expected to have, individually or in the aggregate, a Corporation Material Adverse Effect.

(ii)

From June 30, 2020 to the Execution Date, (A) each of Corporation and each Subsidiary of Corporation has conducted its respective business in the ordinary course in all material respects, except for commercially reasonable actions taken outside the ordinary course in response to material changes in commodity prices or the coronavirus disease of 2019 pandemic that did not have, and would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the business, results of operations or

60

financial condition of Corporation and its Subsidiaries, taken as a whole, (B) during such period there has not been any material damage, destruction or other casualty loss with respect to any material asset or property owned, leased or otherwise used by Corporation or any of its Subsidiaries, including the material oil and gas properties of the Corporation and its Subsidiaries, whether or not covered by insurance, and (C) Corporation and its Subsidiaries did not authorize or make capital expenditures that were in any material respect in excess of the capital expenditures that were scheduled to be made during such period, as set forth in Section 3.1(i) of the Corporation Disclosure Letter (except for capital expenditures, if any, that were necessary to repair damage resulting from insured casualty events where there was a reasonable basis for a claim of insurance).

(t)

No Warranty. Corporation acknowledges that, except as expressly provided for otherwise in this Agreement, or in the Assignment, Contributor has not made any representation or warranty, express or implied, at common Law, by statute, or otherwise, relating to the title or condition (whether environmental or otherwise) of the Assets, including any implied or express warranty of merchantability, of fitness for any particular purpose, or of conforming to models or samples of materials as to any personal property, fixtures, or structures conveyed pursuant to this Agreement.

5.	REPRESENTATIONS AND WARRANTIES OF CONTRIBUTOR

5.1	Representations.

Contributor represents and warrants to Corporation the following as of the Execution Date and as of the Closing Date:

(a)

Organization, Existence and Qualification. Contributor is a limited liability company duly formed, validly existing and in good standing under the Laws of the State of Delaware, and Contributor is duly qualified to do business and in good standing in the State of Texas. Contributor has all requisite limited liability company power and authority to own, lease and operate its assets (including the Assets) and to carry on its business as now conducted.

(b)

Authorization; Enforceability. Contributor has full limited liability company power and authority to execute and deliver this Agreement and all Transaction Documents to which Contributor is a party and to perform its obligations hereunder and thereunder. The execution, delivery and performance of this Agreement and the Transaction Documents to which Contributor is a party, and the performance of the Transaction, have been duly and validly authorized by Contributor, and no other proceeding on the part of Contributor is necessary to authorize the execution, delivery or performance of this Agreement or such Transaction Documents or the performance of the Transaction. This Agreement have been duly and validly executed and delivered by Contributor (and all Transaction Documents required hereunder to be executed and delivered by Contributor at the Closing will be duly

61

executed and delivered by Contributor at the Closing), and this Agreement constitute, and, at the Closing, each such Transaction Document will constitute, a valid and binding obligation of Contributor, enforceable against Contributor in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar Laws affecting creditors’ rights generally and subject, as to enforceability, to general principles of equity.

(c)

No Conflicts. Subject to the giving of notice to Third Parties and the receipt of all consents, waivers and approvals from Third Parties (including Customary Post-Closing Consents and the Required Consents set forth on Schedule 5.1(d)) and the Preferential Purchase Rights set forth on Schedule 5.1(d), in each case, in connection with the Transaction, none of the execution, delivery or performance of this Agreement or any Transaction Documents by Contributor or the consummation of the Transaction by Contributor do or shall:

(i)	violate any Law or Order applicable to Contributor or the Assets;

(ii)	violate any Organizational Document of Contributor; or

(iii)

result in the breach or default (with due notice or lapse of time or both) or give rise to any right of termination, cancellation or acceleration under any note, bond, mortgage, indenture, or other financing instrument to which Contributor is a party, or any Material Contract to which Contributor is a party, where, in the case of Clauses (i) and (iii) hereof, such violation, breach or default, individually or in the aggregate, would reasonably be expected to have a Contributor Material Adverse Effect.

(d)

No Consents. Except for any Customary Post-Closing Consents, the Required Consents set forth on Schedule 5.1(d) and the Preferential Purchase Rights set forth on Schedule 5.1(d), (i) there are no Consents that Contributor is required to obtain in connection with the execution, delivery or performance of this Agreement or any Transaction Documents by Contributor or the consummation of the Transaction by Contributor and (ii) there is no Preferential Purchase Right applicable to Contributor.

(e)

No Liens Created. Subject to the giving of notice to Third Parties and the receipt of all consents, waivers and approvals from Third Parties (including Customary Post-Closing Consents and the Required Consents set forth on Schedule 5.1(d)) and the Preferential Purchase Rights set forth on Schedule 5.1(d), in each case, in connection with the Transaction, none of the execution, delivery or performance of this Agreement or any Transaction Documents by Contributor or the consummation of the Transaction by Contributor do or shall result in the creation of any Liens upon one or more of the Assets (other than Permitted Encumbrances or any Liens created by Corporation or its Affiliates whether under this Agreement, any Transaction Document or otherwise).

(f)	Litigation. Except as set forth on Schedule 5.1(f):

62

(i)	none of Contributor or any of its Affiliates is subject to any outstanding Order in relation to the Assets or the execution, delivery or performance of this Agreement or any Transaction Document;

(ii)	none of the Assets is subject to any outstanding Order;

(iii)	none of Contributor or any of its Affiliates is a party to any pending, or to Contributor’s Knowledge threatened in writing, Legal Proceeding in relation to the Assets; and

(iv)	neither Contributor nor any of its Affiliates have received written notice of any threatened or pending claim or Legal Proceeding with respect to the Assets.

(g)	Taxes. Except as set forth on Schedule 5.1(g):

(i)

all material Tax Returns required to be filed with respect to Production Taxes have been duly and timely filed (taking into account extensions of time to file) and are true and correct in all material respects, and all material Production Taxes that have become due and payable (whether or not shown as due and payable on any Tax Returns) have been timely and properly paid;

(ii)

all material Taxes required to be deducted or withheld with respect to the Assets have been duly and timely deducted or withheld and remitted to the appropriate Taxing authority in accordance with applicable Law in all material respects;

(iii)	there are no Liens for Taxes on any of the Assets, other than statutory liens for current Taxes not yet due;

(iv)	there is no claim pending by any Governmental Authority in connection with any Tax or any Tax Return described in Section 5.1(g)(i) and no such claim has been threatened in writing;

(v)	no deficiency with respect to material Production Taxes has been proposed, asserted or assessed in writing that has not been fully paid, abated or otherwise resolved;

(vi)	no Tax Return described in Section 5.1(g)(i) is under or subject to any Tax Audit;

(vii)

no claim has been made by any Taxing authority in any jurisdiction in which the Contributor does not file Tax Returns with respect to the Assets that any Tax Return is required to be filed or any Taxes are required to be paid in such jurisdiction with respect to the Assets;

63

(viii)

there is not currently in effect any extension or waiver of any statute of limitations regarding the assessment or collection of any Production Taxes or the filing of any Tax Return with respect to any Production Taxes; and

(ix)	none of the Assets are subject to tax partnership reporting requirements under applicable provisions of the Code or applicable state or local Law.

Notwithstanding any other provision of this Agreement to the contrary, (A) the representations and warranties in this Section 5.1(g) and Sections 5.1(bb), 5.1(cc) and 5.1(ee) are the only representations and warranties in this Agreement with respect to Tax matters related to Contributor or the Assets and (B) none of Corporation, the Partnership or any of their respective Affiliates may rely on any of the representations and warranties in this Section 5.1(g) or in Sections 5.1(bb), 5.1(cc) and 5.1(ee) with respect to any position taken in any Tax period (or portion thereof) beginning after the Closing Date.

(h)	Material Contracts.

(i)	All Material Contracts to which Contributor is a party or that are binding on the Assets are set forth on Schedule 5.1(h)(i).

(ii)	Except as set forth on Schedule 5.1(h)(ii):

(A) each Material Contract to which Contributor is a party is in full force and effect and constitutes the legal, valid and binding obligation of Contributor and, to Contributor’s Knowledge, the counterparties thereto, and is enforceable in accordance with its terms and conditions, except as such enforceability may be limited by applicable bankruptcy or other similar Laws affecting the rights and remedies of creditors generally as well as by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

(B) there exists no material breach or default under any Material Contract to which Contributor is a party by Contributor or any of its Affiliates or, to Contributor’s Knowledge, as of the Execution Date, by any counterparty, to any such Material Contract;

(C) to Contributor’s Knowledge, no event has occurred that with notice or lapse of time or both would constitute any material breach or default under any Material Contract by Contributor or any of its Affiliates or, as of the Execution Date, by any counterparty, to any such Material Contract; and

(D) as of the Execution Date, no Third Party has provided written notice to Contributor seeking to cancel, to terminate, to re-determine price under, curtailment with respect to, to allege breach or violation under, or to modify, any Material Contract, in each case, which remains unresolved.

(iii)

All of the letters of credit, cash collateral, guaranties, bonds and other credit support that have been provided by, on behalf of, or for the benefit of, Contributor or any of its Affiliates in connection with any Asset are described in Schedule 5.1(h)(iii).

64

(iv)	Copies of all Material Contracts (and any amendments or other modifications thereto) have been made available by Contributor to Corporation prior to the Execution Date.

(v)	There are no Hedging Contracts or Debt Contracts that will be binding on the Assets or Corporation (with respect to the Assets) after Closing.

(i)

Brokers’ Fees. None of Contributor or any of its Affiliates have entered into any Contract or incurred any liability or obligation, contingent or otherwise, with any Person that would require the payment by Corporation or any of its Affiliates of any brokerage fee, finders’ fee, or other commission in connection with the Transaction.

(j)

Bankruptcy. Contributor is solvent, has not instituted and is not subject to or threatened by any Bankruptcy Proceeding or any other proceeding for the settlement of debts, has not made an assignment for the benefit of creditors, has not failed to pay any amount due under any loan, guarantee or security agreement on the due date or within any applicable grace period, and has not defaulted under any other term of any loan, guarantee or security agreement which would allow its holder to accelerate an obligation.

(k)	Environmental Matters. Except as set forth on Schedule 5.1(k):

(i)

to Contributor’s Knowledge, none of Contributor or any of its Affiliates is subject to any outstanding Order (other than Orders of general application to the oil and gas industry) from, or any agreement with, any Governmental Authority relating to any Environmental Laws in respect of the Assets;

(ii)

none of Contributor or any of its Affiliates has received any written notice of an Environmental Liability from any Person or violation from a Governmental Authority alleging or involving any noncompliance with any Environmental Law which remains unresolved; and

(iii)	Contributor has made available to Corporation copies of any Third-Party environmental reports relating to any Asset prepared by or for Contributor or any of its Affiliates.

Notwithstanding any other provision of this Agreement to the contrary, the representations and warranties in Section 5.1(f), Section 5.1(r) and this Section 5.1(k) are the only representations and warranties in this Agreement with respect to Environmental Laws and any environmental matters relating to Contributor or the Assets.

65

(l)

Compliance with Laws. Contributor and its Affiliates are in compliance with, and the Assets that are operated by Contributor or any of its Affiliates are in compliance with, all applicable Laws (other than Environmental Laws), in all material respects. As of the Execution Date, none of Contributor nor any of its Affiliates has received any written notice from any Governmental Authority alleging or investigating a violation of any applicable Laws (other than Environmental Laws) with respect to the ownership or operation of the Assets.

(m)

Commitments. Schedule 5.1(m) sets forth, as of the Execution Date, all AFEs or other capital commitments of Contributor or its Affiliates with respect to the Properties or which are binding on the Properties that have not been completed by the Effective Date.

(n)

Imbalances. To Contributor’s Knowledge, Schedule 5.1(n) sets forth all of the Well Imbalances and Pipeline Imbalances associated with the Assets as of the Effective Date or as of the date otherwise specified on Schedule 5.1(n). Except for the Well Imbalances or Pipeline Imbalances associated with the Assets, neither Contributor nor its applicable Affiliates are obligated by virtue of any take-or-pay payment, advance payment or other similar payment to deliver Hydrocarbons, or proceeds from the sale thereof, attributable to the Assets at some future time without receiving payment therefor at or after the time of delivery.

(o)

Suspense Funds; Payments of Royalties and Expenses. Except as set forth on Schedule 5.1(o) (which schedule lists all funds held in suspense with respect to production of Hydrocarbons from any Asset by Contributor or its Affiliates as of the Execution Date and, to Contributor’s Knowledge, the reason they are being held in suspense and the name or names of the Persons claiming such funds or to whom such funds are owed), neither Contributor nor its Affiliates holds any funds in suspense with respect to production of Hydrocarbons from any Asset as of the Effective Date. Contributor has paid or caused to be paid all rentals, delay rentals, shut-in royalties, royalties, overriding royalties and other Burdens and other payments, in each case, due by Contributor under, with respect to or in connection with the ownership or operation of the Assets operated by Contributor or its Affiliates.

(p)

Non-Consent Operations. Except as reflected on Exhibit A-1 or Exhibit B, as of the Execution Date, no operations are being conducted or have been conducted with respect to the Assets to which Contributor or any of its Affiliates is a non-consenting or non-participating party under the applicable Contract and with respect to which Contributor (or its applicable Affiliates) rights have not yet received its full participation.

(q)

Wells. Exhibit B sets forth the Unit that each Well is located in, if any. Except as set forth on Schedule 5.1(q), Contributor is the designated operator of the Wells. To Contributor’s Knowledge, all Wells drilled by Contributor or its Affiliates have been drilled and completed within the limits permitted by all applicable Leases, Contracts, Laws and Orders. Schedule 5.1(q) sets forth all shut-in, temporarily abandoned or other inactive Wells that are operated by Contributor or any of its Affiliates (and, to Contributor’s Knowledge, that are operated by a Person other than Contributor or any of its Affiliates) (in each case, other than any plugged and abandoned Well) located on the Lands.

66

(r)

Plugging and Abandonment. As of the Execution Date, none of Contributor or any of its Affiliates have received any written notices or demands from any Governmental Authority or other Third Party to plug or abandon any Well. There are no Wells that Contributor or, to Contributor’s Knowledge, the relevant operator thereof is currently obligated to commence plugging and abandonment activities by any applicable Lease, Contract, Law (including Environmental Law) or Order. The plugging and abandonment of any Wells operated by Contributor or its Affiliates has been completed in a manner that complies in all materials respects with all applicable Leases, Contracts, Laws and Orders. To Contributor’s Knowledge, each Well operated by any Person other than Contributor or any of its Affiliates has been plugged and abandoned in accordance with all applicable Leases, Contracts, Laws (including Environmental Laws) and Orders.

(s)

Casualty; Condemnation. As of the Execution Date, (i) no fire or other casualty (excluding normal wear and tear) has occurred that has caused any material portion of the Assets to be damaged or destroyed and (ii) there is no actual or, to Contributor’s Knowledge, threatened taking (whether permanent, temporary, whole or partial) of any part of the Assets by reason of condemnation.

(t)

Permits. Contributor has obtained and is maintaining in full force and effect all material Permits (excluding any Permit required under any Environmental Law) that are necessary or required by Contributor for its ownership and operation of the Assets as currently owned or operated by Contributor or any of its Affiliates. None of Contributor or any of its Affiliates has received written notice of Contributor’s breach or default under any such material Permit, and to Contributor’s Knowledge (i) there is no violation with respect to any such material Permit, and (ii) there are no Legal Proceedings pending or threatened, that could result in the modification, revocation, termination or suspension of any such material Permit. Notwithstanding the foregoing, Contributor makes no any representation or warranty, express or implied, under this Section 5.1(t) relating to Environmental Laws, Environmental Liabilities or other environmental matters.

(u)

Facilities. As of the Execution Date, the Facilities are in good working order and repair in all material respects (excluding normal wear and tear). None of Contributor or any of its Affiliates (i) is a “natural gas company” engaged in the transportation of natural gas in interstate commerce under the Natural Gas Act of 1938, as amended, or has operated, or provided services, using any Asset in a manner that subjects it, any Third-Party operator of any Asset or any future owner of any Asset to the jurisdiction of, or regulation by, the Federal Energy Regulatory Commission (“FERC”) (A) as a natural gas company under the Natural Gas Act of 1938 (other than pursuant to a certificate of limited jurisdiction as described below), or (B) as a common carrier pipeline under the Interstate Commerce Act or (ii) holds any general or limited jurisdiction certificate of public convenience and necessity issued by FERC other than a blanket sale for resale certificate issued by operation of applicable Law or a blanket certificate issued to permit participation in capacity release transactions.

67

(v)	Prohibited Parties. None of Contributor or any of its Affiliates is a Prohibited Party.

(w)

Surface Interests. The Surface Interests (together with any surface rights under the Leases) constitute all of the easements, rights-of-way, licenses or authorizations necessary to access, construct, operate, maintain, and repair the Assets in the ordinary course of business, in all material respects. To Contributor’s Knowledge (i) each Surface Interest owned or held by Contributor is legal, valid, binding, enforceable and in full force and effect, (ii) Contributor is not in breach of or default under any such Surface Interest and (iii) no event has occurred or circumstances exist that, with the delivery of notice, the passage of time or both, would constitute such breach or default or permit the termination of any such Surface Interest.

(x)

Leases. As of the Execution Date, none of Contributor or any of its Affiliates have received any written notice from any lessor under the Leases seeking to terminate, cancel or rescind any such Leases which remains unresolved, and neither Contributor nor its Affiliates have received any written notice from any lessor under the Leases alleging any unresolved default under the Leases.

(y)

Contributor Ownership of Corporation Common Stock. Contributor does not own any capital stock of Corporation or any of its Subsidiaries. In the past three years, Contributor has not been the “beneficial owner” (as such term is defined in Article 14 of the VSCA) of more than 10% of any class of the outstanding voting shares of Corporation, and Contributor has never been an “interested shareholder” (as such term is defined in Article 14 of the VSCA) with respect to Corporation.

(z)

Own Account. Contributor understands that each of the Partnership Common Units and the Corporation Series A Preferred Stock issuable hereunder will be “restricted securities,” as defined in Section (a)(3) of Rule 144 of the Securities Act, and have not been registered under the Securities Act or any applicable state securities law. Contributor is acquiring each of the Partnership Common Units and the Corporation Series A Preferred Stock as principal for its own account and not with a view to or for distributing or reselling such Partnership Common Units or Corporation Series A Preferred Stock or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any such Partnership Common Units or Corporation Series A Preferred Stock in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other Persons to distribute or regarding the distribution of such Partnership Common Units and Corporation Series A Preferred Stock in violation of the Securities Act or any applicable state securities law.

(aa)

Accredited Investor. At the time Contributor was offered the Partnership Common Units and the Corporation Series A Preferred Stock, it was, and as of the date hereof it is and as of the Closing Date it will be, an “accredited investor”, as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act.

68

(bb)

Access to Information. Contributor acknowledges that it has been afforded (i) the opportunity to ask such questions as Contributor has deemed necessary of, and to receive answers from, Representatives of Corporation concerning the terms and conditions of the issuance of the Partnership Common Units and the Corporation Series A Preferred Stock hereunder and the merits and risks of investing in such Partnership Common Units and the Corporation Series A Preferred Stock; (ii) access to information about Corporation and its financial condition, results of operations, business, properties, management and prospects sufficient to enable them to evaluate Contributor’s investment; and (iii) the opportunity to obtain such additional information that Corporation possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment.

(cc)

Experience of Contributor. Contributor has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Partnership Common Units and the Corporation Series A Preferred Stock, and has so evaluated the merits and risks of such investment. Contributor is able to bear the economic risk of an investment in the Partnership Common Units and the Corporation Series A Preferred Stock and is able to afford a complete loss of such investment.

(dd)

General Solicitation. Contributor is not acquiring the Partnership Common Units nor the Corporation Series A Preferred Stock issuable hereunder as a result of any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

(ee)

Information Supplied. None of the information supplied or to be supplied in writing by Contributor for inclusion or incorporation by reference in the Proxy Statement will, at the time it is first published, distributed or disseminated to the Corporation Shareholders, or as of the time of the Shareholder Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided that no representation is made by Contributor with respect to statements made or incorporated by reference therein based on information supplied by Corporation for inclusion or incorporation by reference therein.

(ff)

No Warranty. Contributor acknowledges that, except as expressly provided for otherwise in this Agreement, Corporation has not made any representation or warranty, express or implied, at common Law, by statute, or otherwise, relating to the Partnership Common Units or the Corporation Series A Preferred Stock.

69

6.	COVENANTS OF THE PARTIES

6.1	Operations During the Interim Period.

(a)	Conduct of Business. Subject to the remaining provisions of this Section 6.1 and except as to the matters described on Schedule 6.1, during the Interim Period, Contributor shall:

(i)

conduct its business with respect to the Assets in the ordinary course, in a manner substantially consistent with Contributor’s past practices in respect of the Assets, and in compliance in all material respects with applicable Laws and the terms of the Leases, Material Contracts and Surface Interests;

(ii)

maintain, or cause to be maintained, the books of account and Records relating to the Assets in the usual, regular and ordinary manner and in accordance with the usual accounting practices, in each case, in all material respects;

(iii)	maintain all material Permits, approvals, bonds and guaranties in connection with any Asset, and make all filings that Contributor is required to make under Law in connection with any Asset;

(iv)

notify Corporation of any election that Contributor is required to make with respect to any material operation to be conducted on any Lease or Unit, specifying the nature and time period associated with such election, and, if Corporation does not respond to Contributor within sufficient time to enable Contributor to timely make such election, then Contributor shall make such election as would a reasonably prudent lessee or operator;

(v)	maintain insurance coverage on the Assets in the amounts and types currently in force;

(vi)

use commercially reasonable efforts to obtain a Replacement Lease for each Lease identified on Exhibit A-1 that has a primary term that has expired or will expire in 2020, which Replacement Lease satisfies the Hydrocarbon Lease Standards; provided, however, that if Contributor fails to obtain any such Replacement Lease prior to Closing, then the terms of Section 8.12 shall apply and the sole and exclusive remedy of Corporation and the Partnership with respect to such failure shall be as set forth in Section 8.12;

(vii)

use commercially reasonable efforts to obtain a Hydrocarbon lease that satisfies the Hydrocarbon Lease Standards covering the lands described on Exhibit A-1 with respect to any New Lease; provided, however, that if Contributor fails to obtain any such Hydrocarbon lease prior to Closing, then the terms of Section 8.12 shall apply and the sole and exclusive remedy of Corporation and the Partnership with respect to such failure shall be as set forth in Section 8.12; and

(viii)

provide Corporation with written notice of any claim by any Third Party made against Contributor that, in Contributor’s good faith judgment, materially affects any Asset as soon as practicable, but in any event, within three Business Days after Contributor receives written notice thereof.

70

(b)

Restriction on Operations. Except as expressly required by this Agreement (other than Section 6.1(a)) or as set forth on Schedule 6.1, without the prior written consent of Corporation (which shall not be unreasonably withheld, conditioned or delayed) and subject to the remaining provisions of this Section 6.1, during the Interim Period, Contributor shall not:

(i)

sell, transfer, abandon, farmout, lease, encumber or create a Lien on (other than Permitted Encumbrances), exchange or otherwise dispose of any of its interest in the Assets (other than sales of obsolete or salvage equipment or sales of Hydrocarbons in the ordinary course of business to Third Parties);

(ii)

waive, compromise, release or settle any material right or claim in respect of the Assets if such waiver, compromise, release or settlement would adversely affect the use, ownership or operation of any of the Assets from and after the Closing in any material respect;

(iii)	enter into any Contract with respect to the Assets that would have been a Material Contract if it would have been in effect as of the Execution Date;

(iv)

materially modify, materially amend or voluntarily terminate, or waive any material right under, any Material Contract, Surface Interest or Lease, or amend or modify in any material respect any Contract that, if such Contract had been so amended or modified as of the Execution Date, would have constituted a Material Contract;

(v)

subject to the final paragraph of Section 6.1(c), propose, approve or commit to any operation (or series of related operations) reasonably anticipated to require future capital expenditures by Contributor or, after the Closing, by Corporation, in excess of $100,000 net to Contributor’s Working Interest, except for emergency operations to protect persons, property or the environment;

(vi)	voluntarily relinquish operatorship of any Asset;

(vii)	grant or create any Preferential Purchase Right with respect to the Properties;

(viii)	unless required by any applicable Law, Material Contract or Lease, plug or abandon or shut-in or temporarily abandon any Well (or propose any operation therefor);

(ix)

unless required by applicable Law, make, change or revoke any material Tax election, file any material amended Tax Return, settle or compromise any material Tax Audit, or surrender any right to claim a material refund of Taxes, in each case, with respect to the Assets; or

71

(x)	commit or enter into any Contract to do any of the foregoing in this Section 6.1(b).

(c)

Requests for Approval. Contributor will deliver requests for approval of any action restricted by this Section 6.1 to the following individuals who have full authority to grant or deny such requests on behalf of Corporation:

Rusty Kelley and Katie Ryan at rusty.kelley@pennvirginia.com and katie.ryan@pennvirginia.com, respectively.

Corporation’s approval of any action restricted by this Section 6.1 shall be considered granted within 10 days (unless a shorter time is reasonably required by the circumstances and such shorter time is specified in Contributor’s Notice) after Contributor’s Notice to Corporation requesting such consent unless Corporation provides Notice to Contributor to the contrary during such 10-day period. If the underlying circumstances of an action requested for approval hereunder reasonably require that such approval be given within a shorter time period than 10 days, Contributor will make a good faith effort to contact Corporation before relying on passage of time only.

With respect to any commitment or AFE or similar request received by Contributor that is estimated to cost in excess of $100,000 (net to Contributor’s interest), Contributor shall forward such commitment or AFE to Corporation as soon as reasonably practicable, together with Contributor’s recommendation as to whether Contributor should participate in such operation. In the event the Parties are unable to agree within five (5) Business Days of Corporation’s receipt of such notice (unless a shorter time is reasonably required by the circumstances or the applicable joint operating agreement), Contributor’s election shall control.

(d)

Corporation acknowledges and agrees that Contributor owns undivided interests in certain of the properties comprising the Assets with respect to which it is not the operator, and Corporation agrees that the acts or omissions of any other working-interest owner (including any operator) who is not Contributor or an Affiliate of Contributor shall not constitute a breach of the provisions of this Section 6.1 with respect to Contributor, and no action required by a vote of working-interest owners shall constitute such a breach, so long as Contributor and its Affiliates have voted its interest and otherwise used its commercially reasonable efforts to act or omit to act in a manner that is consistent with this Section 6.1.

(e)

Notwithstanding the foregoing provisions of this Section 6.1, in the event of an emergency, Contributor may take such action as a prudent operator would take, provided that Contributor shall endeavor to notify Corporation of any such emergency and Contributor’s planned action in response thereto as soon as practicable after obtaining knowledge of such an emergency (and, in any event, within 48 hours after obtaining knowledge of such emergency), which notification shall include reasonable detail with respect to such emergency and Contributor’s actions in response thereto.

72

(f)

Notwithstanding the foregoing provisions of this Section 6.1, Corporation acknowledges and agrees that no provision of this Section 6.1 shall prohibit or be deemed to prohibit Contributor from performing any of its obligations under any of the other provisions of this Agreement or from exercising its rights hereunder (including in respect of the cure or remediation of Title Defects or Environmental Liabilities).

6.2	Access and Assistance.

(a)

During the Interim Period, Contributor will afford Corporation reasonable access, at Corporation’s sole cost, risk and expense, during normal business hours and in such manner as not to unreasonably interfere with normal operation of Contributor’s business, to the Records and other Assets of Contributor, any other information reasonably requested by Corporation (to the extent in the possession or control of Contributor), and the employees of Contributor and its Affiliates responsible for and knowledgeable about such Records, other Assets, or other information, for the purpose of Corporation conducting a reasonable due diligence review of the Assets or to prepare for the transition of the Assets from Contributor to Corporation, but only to the extent that Contributor may do so without violating any contractual obligations to a Third Party and to the extent that Contributor has the authority to grant such access. Contributor shall use reasonable efforts to obtain a waiver of any such obligations or any consent necessary to provide such access. Contributor shall have the right to have a Representative present at all times during such review.

(b)	Notwithstanding Section 6.2(a), Corporation shall have no right of access to, and Contributor shall not have any obligation to provide to Corporation, information relating to:

(i)	bids received from others in connection with the Transaction (or similar transactions) and information and analyses (including financial analyses) relating to such bids;

(ii)

any information the disclosure of which would be reasonably likely to result in a waiver of any legal privilege available to Contributor relating to such information or would cause Contributor to breach a contractual obligation which is not waived in accordance with Section 6.2(a) but Contributor shall use reasonable efforts to obtain a waiver of such obligation;

(iii)	any information the disclosure of which would result in a violation of Law; or

(iv)	the Excluded Records.

(c)

Prior to Closing, Corporation shall hold in confidence all such requests for information and information received or reviewed in accordance with this Section 6.2 on the terms and subject to the conditions contained in the Confidentiality Agreement.

73

6.3	Further Assurances.

Subject to the terms and conditions of this Agreement, each Party will use its commercially reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, under applicable Law or otherwise, to consummate the Transaction on the terms specified in this Agreement and the Exhibits hereto, including negotiating in good faith such additional and/or different terms, to the extent required by Law and/or the rules of Nasdaq, so that Contributor receives the rights specified in the Certificate of Designation attached hereto as Exhibit J. Without limiting the foregoing sentence, the Parties agree to execute and deliver, or use their commercially reasonable efforts to cause to be executed and delivered, such other documents, certificates, agreements, and other writings and to take such other actions as may be necessary or desirable or reasonably requested by either Party in order to consummate the Transaction in accordance with the terms hereof.

6.4	Books and Records.

(a)

Contributor will make available to Corporation at or prior to Closing electronic copies of the Records described on Schedule 6.4. In addition, Contributor will make available to Corporation, at Corporation’s sole cost and expense, no later than 30 days after the Closing Date, originals of the Records (or copies if originals are not available) other than those set forth on Schedule 6.4. Notwithstanding the foregoing, Contributor shall not be required to conduct processing, conversion, compiling or any similar work with respect to the furnishing of any such Records pursuant to this Section 6.4(a).

(b)	Contributor may retain copies of any or all of the Records.

(c)

Corporation will maintain the Records for a period of no less than seven years post-Closing. Insofar as Contributor reasonably believes the Records may be needed or useful in connection with any regulatory or Tax matters, or resolution of disputes, litigation or contract compliance issues, Corporation shall make available to Contributor or its Affiliates reasonable access to the Records during normal business hours, upon no less than two Business Days’ advance written request by Contributor, and Contributor shall have the right to copy at its own expense and retain such copies of the Records.

6.5	Use of Contributor Marks.

Contributor’s name and other trademarks, service marks and trade names owned by Contributor or its Affiliates (“Contributor Marks”) may appear on some of the Assets, including signage on the Assets. Corporation acknowledges and agrees that Corporation obtains no right, title, interest, license or any other right whatsoever to use the Contributor Marks. Corporation shall, no later than 90 days after the Closing Date, remove the Contributor Marks from the Assets (other than the Records), including signage.

74

6.6	Fees and Expenses.

Except as otherwise provided in this Agreement, including Section 13.4(b), all fees and expenses, including fees and expenses of counsel, financial advisors and accountants, incurred in connection with this Agreement, the Transaction Documents and the Transaction, will be paid by the Party incurring such fee or expense; provided, however, that if the Closing occurs, then (a) Corporation shall be responsible for all filing and recording fees in respect of the transfer of the Assets to Corporation under this Agreement, (b) Corporation shall pay all Transfer Agent fees (including, without limitation, any fees required for same-day processing of any instruction letter delivered by Corporation) levied in connection with the delivery of any Partnership Common Units or Corporation Series A Preferred Stock to Contributor and (c) Corporation shall pay, or cause to be paid, to Contributor an amount equal to Contributor’s and its Affiliates’ reasonable and documented third-party costs and expenses, including reasonable legal fees and expenses and other professional fees and expenses, incurred since March 1, 2020 in connection with Contributor’s or its Affiliate’s pursuit of a purchase and sale or similar transaction with respect to the Assets.

6.7	Tax Matters.

(a) Responsibility for Filing Tax Returns and Paying Taxes.

(i)

Post-Closing Tax Filings. The Partnership shall be responsible for preparing any applicable Tax Returns due after the Closing Date for all Production Taxes for any Tax period that (A) ends before the Effective Date, or (B) begins before and ends on or after the Effective Date. The Partnership shall prepare each such Tax Return in a manner consistent with past practice except as otherwise required by applicable Law and shall deliver such Tax Return to Contributor for Contributor’s review and reasonable comment as soon as reasonably practicable prior to the due date (including extensions) for filing such Tax Return. The Partnership shall timely file each such Tax Return (as revised to incorporate Contributor’s reasonable comments) and shall timely pay (or cause to be paid) all Production Taxes with respect to such Tax Return. The Partnership shall send to Contributor a statement that apportions each Production Tax with respect to such Tax Return pursuant to Section 6.7(a)(ii) and proof of the Partnership’s actual payment of such Production Taxes. Within 3 Business Days of receipt of each such statement and proof of payment, Contributor shall reimburse the Partnership for Contributor’s allocated portion such Production Taxes, except to the extent such Production Taxes were accounted for in the Final Settlement Statement and resulted in a reduction of the Consideration.

(ii)

Allocation of Production Taxes. Contributor shall be allocated and bear all Production Taxes that are attributable to any Tax period (or portion thereof) ending prior to the Effective Date. The Partnership shall be allocated and bear all Production Taxes that are attributable to any Tax period (or portion thereof) beginning on or after the Effective Date. Production Taxes assessed against the Assets with respect to the Tax period in which the

75

Effective Date occurs (the “Current Tax Period”) shall be apportioned between the Parties as follows: (A) in the case of Production Taxes that are ad valorem, property and other Taxes imposed on a periodic basis, based on the number of days in the Current Tax Period, with Contributor being obligated to pay a proportionate share of the actual amount of such Taxes for the Current Tax Period determined by multiplying such actual Taxes by a fraction, the numerator of which is the number of days in the Current Tax Period prior to the Effective Date and the denominator of which is the total number of days in the Current Tax Period and the Partnership being obligated to pay a proportionate share of the actual amount of such Taxes for the Current Tax Period determined by multiplying such actual Taxes by a fraction, the numerator of which is the number of days in the Current Tax Period on and after the Effective Date and the denominator of which is the total number of days in the Current Tax Period; (B) in the case of Production Taxes that are based on quantity of or the value of production of Hydrocarbons (other than such Production Taxes described in clause (i) above), such Production Taxes shall be apportioned between the Parties based on the number of units or value of production actually produced, as applicable, before, and on or after, the Effective Date; and (C) in the case of Production Taxes imposed on a transactional basis (other than such Production Taxes described in clause (A) or (B)), such Production Taxes shall be allocated to the period in which the transaction giving rise to such Production Taxes occurred.

(b)

Transfer Taxes. The Partnership and Contributor will use commercially reasonable efforts and cooperate in good faith to exempt the contribution, sale, conveyance, assignments and transfers to be made to the Partnership from any sales, use, stamp, real estate transfer, documentary, registration, recording and other similar Taxes (each a “Transfer Tax”) in accordance with applicable Law. If a determination is ever made that a Transfer Tax applies, the Partnership and Contributor will each pay and be liable for 50% of all of such Transfer Taxes and any fines, penalties or interest incurred in connection with such Transfer Taxes.

(c)	[Reserved]

(d)

Responsibility for Tax Audits. Contributor shall control any Tax Audit relating to the Assets for any Tax period that ends before the Effective Date and for which Contributor is solely liable for the resulting Taxes pursuant to Section 6.7(a), and the Partnership shall control any other Tax Audit relating to the Assets; provided, however, that Contributor shall keep the Partnership notified of any material developments in such Tax Audit that Contributor controls and the Partnership shall have the right to participate in such Tax Audit at its own expense (to the extent such participation is permitted by the applicable Taxing authority); provided, further, the Partnership shall keep Contributor notified of any material developments in such Tax Audit that the Partnership controls (and for which Contributor is liable for any portion of the resulting Taxes pursuant to Section 6.7(a)) and Contributor shall have the right to participate in such Tax Audit at its own expense (to the extent such

76

participation permitted by the applicable Taxing authority); and provided further that no such matter shall be settled without the written consent of Contributor (in the case of any Tax Audit that the Partnership controls) or the Partnership (in the case of any Tax Audit that Contributor controls), in each case, not to be unreasonably withheld, delayed, or conditioned. The Partnership and Contributor shall each timely provide the other with all information and cooperation reasonably requested to conduct a Tax Audit with respect to Taxes relating to the Assets or the Transaction contemplated by this Agreement. Each Party shall provide the other with Notice of any pending or threatened Tax Audits that could adversely affect the other Party. In the event of a conflict between the provisions of this Section 6.7(d) and Section 11.7, the provisions of this Section 6.7(d) shall govern and control.

(e)

Tax Refunds; Tax Credits. The Parties shall be entitled to any cash refund or credit in lieu of a cash refund with respect to Taxes for which the Party is responsible pursuant to Section 6.7(a). If a Party receives any such refund or utilizes any such credit to which the other Party is entitled, the Party receiving such refund or utilizing such credit shall pay it to the Party entitled to such refund or credit within 30 Business Days after receipt of such refund or utilization of such credit.

(f)

Cooperation. The Parties shall cooperate fully, as and to the extent reasonably requested by the other Party, in connection with the filing of Tax Returns and any Tax Audit relating to the Assets. Such cooperation shall include the retention and (upon another Party’s request) the provision of records and information that are relevant to any such Tax Return or Tax Audit and making employees available on a mutually convenient basis to provide additional information and explanation of any material provided under this Agreement. Contributor and the Partnership agree to retain all books and records with respect to Tax matters pertinent to the Assets relating to any Tax period beginning on or before the Closing Date until the expiration of the statute of limitations of the respective Tax periods and to abide by all record retention agreements entered into with any Governmental Authority.

(g)

Intended Tax Treatment. The Parties intend that the contribution of the Assets in exchange for the Consideration and the assumption of the Assumed Obligations shall be treated as a contribution described under Code Section 721(a).

(h)	Survival and Conflict. The obligations set forth in this Section 6.7 shall survive Closing until the date that is 30 days after the expiration of the applicable statute of limitation for such Taxes.

6.8	Casualty or Condemnation Loss.

Notwithstanding anything contained herein to the contrary, from and after the Effective Date, if the Closing occurs, Corporation shall assume all risk of loss with respect to production of Hydrocarbons through normal depletion (including watering out of any Well, collapsed casing, or sand infiltration of any Well) and the depreciation of the Facilities and other equipment due to ordinary wear and tear, in each case, with respect to the Assets, and Corporation shall not assert such matters as Casualty Losses hereunder. If, during the

77

Interim Period, any portion of the Assets is destroyed, damaged or made unusable for its intended purpose by a fire or other casualty or is taken in condemnation or under right of eminent domain (each a “Casualty Loss”), then (a) Contributor will notify Corporation promptly after Contributor learns of such Casualty Loss, (b) except in the event this Agreement is terminated pursuant to Section 13.1, Corporation will nevertheless be required to proceed to Closing, and, for purposes of clarity, the Consideration will not be adjusted in respect of such Casualty Loss, and (c) (i) if the aggregate amount of Liabilities suffered by Contributor in respect of such Casualty Loss equals or exceeds $750,000 (the “Casualty Loss Threshold”), Contributor may elect to either (A) cause the Assets affected by such Casualty Loss to be repaired, replaced or restored, to at least their condition prior to such Casualty Loss, at Contributor’s sole cost, as promptly as reasonably practicable (which work may extend after the Closing Date) (in which case, (I) Contributor shall be entitled to all amounts received by any Party from a Third Party in respect of the applicable Casualty Loss and shall be entitled to all insurance claims, unpaid award and other rights against Third Parties arising out of such Casualty Loss and (II) to the extent Corporation receives any amounts from Third Parties in respect thereof, Corporation shall promptly remit such amounts to Contributor) or (B) upon the occurrence of Closing, pay to Corporation all sums paid to Contributor by Third Parties by reason of any such Casualty Loss (to the extent related to the Assets), and, in such case, Contributor shall assign, transfer and set over to Corporation or subrogate Corporation to all of Contributor’s right, title and interest (if any) in insurance claims, unpaid awards, and other rights against Third Parties arising out of such Casualty Loss insofar as with respect to the Assets, or (ii) if the aggregate amount of Liabilities suffered by Contributor in respect of such Casualty Loss does not exceed the Casualty Loss Threshold, upon the occurrence of Closing, Contributor shall pay to Corporation all sums paid to Contributor by Third Parties by reason of any such Casualty Loss (to the extent related to the Assets), and shall assign, transfer and set over to Corporation or subrogate Corporation to all of Contributor’s right, title and interest (if any) in insurance claims, unpaid awards, and other rights against Third Parties arising out of such Casualty Loss insofar as with respect to the Assets.

6.9	Amendment to the Schedules.

Corporation agrees that, with respect to the representations and warranties of Contributor contained in this Agreement, Contributor shall have the continuing right until Closing to add, supplement or amend the Schedules affecting such representations and warranties, with respect to any matter first arising after the Execution Date which, if existing on the Execution Date, would have been required to be set forth or described in such Schedules (any such matter, a “Disclosed Matter”). For all purposes of this Agreement, including for purposes of determining whether the conditions set forth in Section 12.1(a) have been fulfilled and Section 11, the Schedules to Contributor’s representations and warranties contained in this Agreement shall be deemed to include only that information contained therein on the Execution Date and shall be deemed to exclude all information contained in any addition, supplement or amendment thereto, delivered pursuant to this Section 6.9, and such information shall not cure any breach of the applicable representation and warranty of Contributor, including for purposes of whether the conditions set forth in Section 12.1(a) have been fulfilled and Section 11; provided, however, that if the Closing shall occur, (a) with respect to any Disclosed Matter that qualifies a representation and warranty of

78

Contributor that is made with respect to the Assets and is not caused by the gross negligence or willful misconduct of Contributor, such Disclosed Matter shall be waived and Corporation shall not be entitled to make a claim with respect thereto pursuant to the terms of this Agreement or otherwise and (b) with respect to any Disclosed Matter that is not described in clause (a) of this Section 6.9, if Corporation is entitled to terminate this Agreement as a result of any such Disclosed Matter but the Closing nevertheless occurs, such Disclosed Matter shall be waived and Corporation shall not be entitled to make a claim with respect thereto pursuant to the terms of this Agreement or otherwise.

6.10	Recording and Filing.

(a)

No later than 30 days after Closing or such shorter period if required by applicable Law, Corporation shall, at its sole cost and expense, file or record the Assignments and all Lien releases with the appropriate Governmental Authority or applicable Third Party.

(b)

Contributor shall prepare and deliver to Corporation at Closing the Governmental Transfer Forms, if any, and Corporation shall, at its sole cost and expense, no later than 30 days after Closing or such shorter period if required by applicable Law, file or record the Governmental Transfer Forms with the appropriate Governmental Authority.

(c)

Each Party shall use its commercially reasonable efforts to provide all required or requested information to the appropriate Governmental Authority or applicable Third Party in order to ensure the approval of the Assignments and the Governmental Transfer Forms.

(d)	Corporation shall promptly provide to Contributor copies of all filed or recorded Assignments and Governmental Transfer Forms, if and when available.

6.11	Notice to Remitters of Proceeds.

(a)

Promptly after Closing, the Parties shall use commercially reasonable efforts to inform any remitters of proceeds attributable to the Assets to pay to Corporation those proceeds to which Corporation is entitled under this Agreement to the extent reasonably practical.

(b)

Except as expressly provided otherwise in this Agreement, Corporation shall pay to Contributor any and all proceeds, reimbursements, credits and income paid to or received by Corporation and that are attributable to the Excluded Assets (to the extent not accounted for in the Final Settlement Statement). Except as expressly provided otherwise in this Agreement, Contributor shall pay to Corporation any and all proceeds, reimbursements, credits and income paid to or received by Contributor and that are attributable to the Assumed Obligations or the Assets (to the extent not accounted for in the Final Settlement Statement). To the extent not accounted for in the Final Settlement Statement, the Party responsible for the payment of such amounts received shall pay such amounts to the other Party within 15 Business Days after the end of the month in which such amounts were received by the Party responsible for payment.

79

(c)

Contributor shall be responsible and pay for all Operating Expenses incurred prior to the Effective Date; provided, that Contributor has received written notice of such Operating Expense prior to the expiration of 18 months after the Closing. For purposes of clarity, Contributor shall not have any further obligations or liabilities under this Section 6.11(c) or otherwise for or with respect to any Operating Expenses if and to the extent that Contributor has not received written notice thereof prior to the expiration of such 18-month period and Corporation shall thereafter be responsible and pay for all Operating Expenses that are not Contributor’s responsibility under this Section 6.11(c).

(d)

From and after Closing, Corporation shall be responsible and pay for all Operating Expenses incurred, or that are otherwise attributable to the period, on or following the Effective Date, and, to the extent not otherwise accounted for as an adjustment to the Consideration at Closing or in the Final Settlement Statement, Corporation shall reimburse and pay to Contributor any amounts paid or incurred by Contributor in respect of such Operating Expenses.

(e)	For purposes of clarity, Contributor shall be responsible for all New Lease Costs and Replacement Costs.

6.12	Calculation of Hydrocarbon Inventory.

For the purposes of determining the Hydrocarbon Inventory, Contributor will use the most recent volumes of Hydrocarbon Inventory as of the Effective Date provided by the applicable operator. To the extent not already available, Contributor will use its commercially reasonable efforts to obtain such volumes of Hydrocarbon Inventory from the applicable operator prior to Closing.

6.13	Suspense Funds.

As set forth on Schedule 5.1(o), Contributor currently maintains suspense accounts pertaining to Hydrocarbons heretofore produced that Contributor has been unable to pay (the “Suspense Accounts”). As identified in the Settlement Statement, a downward adjustment to the Consideration will be made at the Closing to reflect the amount of the Suspense Accounts as of the Closing Date and the amount of the Suspense Accounts will be further adjusted, as necessary, in the Revised Settlement Statement. At Closing, Corporation shall assume full and complete responsibility and liability for proper payment of the funds comprising the Suspense Accounts as set forth on the “Final Suspense Account Statement”, which shall be provided by Contributor to Corporation with the Revised Settlement Statement required in Section 3.5(a) (including any liability under any unclaimed property Law or escheat statute). Corporation agrees to indemnify, defend and hold each Contributor Indemnified Party harmless from and against all Liabilities arising out of or pertaining to the proper payment and administration of the Suspense Accounts in accordance with such Final Suspense Account Statement.

80

6.14	Securities Laws Disclosure; Publicity.

(a)

Corporation shall (a) by 9:30 a.m. (New York City time) on the Business Day immediately following the date hereof, issue a press release disclosing the material terms of the transactions contemplated hereby, and (b) file a Current Report on Form 8-K, including the Transaction Documents as exhibits thereto, with the Commission within the time required by the Exchange Act. Except with respect to any Change in Recommendation, Corporation and Contributor shall consult with each other in issuing any other press releases with respect to the transactions contemplated hereby, and neither Corporation nor Contributor shall issue any such press release nor otherwise make any such public statement without the prior consent of Corporation, with respect to any press release of Contributor, or without the prior consent of Contributor, with respect to any press release of Corporation, which consent shall not be unreasonably conditioned, withheld or delayed, except if such disclosure is required by Law; provided, however that no party shall be required to seek the consent of any other party to this Agreement to disclose information with respect to the transactions contemplated hereby that has previously been publicly disclosed in accordance with this Agreement.

(b)

The Parties shall keep this Agreement strictly confidential until the expiration of two years after the Closing Date and, from the Closing Date and continuing until the expiration of two years after the Closing Date, Contributor shall, and shall cause its Affiliates to, hold all information and data received by Contributor or its Affiliates from Corporation or its Affiliates in connection with this Agreement and all information and data with respect to the Assets, strictly confidential; provided, however, the foregoing shall not (i) restrict disclosures by either Party that are required by applicable securities or other Laws or regulations or the applicable rules of any stock exchange having jurisdiction over the disclosing Party or its Affiliates, (ii) prevent either Party from recording the Assignments and any federal or state assignments delivered at Closing or from complying with any disclosure requirements of Governmental Authorities that are applicable to the transfer of the Assets under this Agreement, (iii) prevent either Party from making any disclosure of information to any Representative of such Party or to any current, future, potential or prospective direct or indirect investors of such Party (so long as such Person continues to hold such information confidential on the same terms as set forth in this Section 6.14 or is otherwise subject to customary confidentiality obligations), or required to perform or enforce this Agreement or any Transaction Document, or (iv) prevent Contributor from making disclosures in connection with complying with Preferential Purchase Rights or Consents applicable to the Transaction.

(c)

The Parties shall remain subject to the Confidentiality Agreement until the Closing. To the extent that the foregoing provisions of this Section 6.14 conflict with the provisions of the Confidentiality Agreement, the provisions of this Section 6.14 shall prevail and control to the extent of such conflict. At the Closing, the Confidentiality Agreement shall be automatically terminated and of no further force or effect (including with respect to any provisions that survive the termination

81

thereof). Notwithstanding the foregoing, from the Closing Date and continuing until the expiration of two years after the Closing Date, Corporation shall, and shall cause its Affiliates to, hold all information and data received by Corporation or its Affiliates from Contributor or its Affiliates with respect to the Excluded Assets and the Retained Obligations strictly confidential and the provisions of Section 6.14(b) shall apply thereto mutatis mutandis.

6.15	Replacement of Bonds, Letters of Credit, Guarantees and Security Deposits.

(a)

The Parties agree and acknowledge that none of the bonds, letters of credit, guarantees and security deposits, if any, posted by Contributor with any Governmental Authority or Third Party in relation to the Assets will be transferred to Corporation.

(b)

On or before the Closing Date, Corporation shall deliver, or cause to be delivered in the name of Corporation, replacements for the bonds, letters of credit, guarantees and security deposits set forth in Schedule 6.15, but is not agreeing that the bonds, letters of credit, guarantees and security deposits posted (or supported) by Contributor in respect of the Assets will be cancelled or returned. Corporation shall thereafter maintain such bonds, letters of credit, guarantees and security deposits in a manner and amounts as required by Law or applicable Contract.

(c)

In the case of Section 6.15(b), Corporation may also provide evidence that such replacements are not necessary as a result of existing bonds, letters of credit, guarantees or security deposits that Corporation has previously posted or the creditworthiness of Corporation, as long as such existing bonds, letters of credit, guarantees or security deposits or creditworthiness, are adequate to secure the release of those posted (or supported) by Contributor.

6.16	Operatorship.

Contributor shall use commercially reasonable efforts to support Corporation’s efforts to become, or cause an Affiliate of Corporation to become, successor operator of the Assets effective as of the Closing Date and to designate or appoint, to the extent legally possible and permitted under any applicable joint operating agreement or other applicable Contract, Corporation or an Affiliate of Corporation as successor operator of the Assets effective as of the Closing Date.

6.17	Corporation Shareholder Approval.

(a)

As promptly as reasonably practicable following the Execution Date, but in any event within ten (10) Business Days following the date on which Corporation has received the information required to be provided by Contributor and its Affiliates pursuant to this Agreement and the JSTX Contribution Agreement, including Section 6.22 of this Agreement, Corporation shall prepare and file with the Commission a proxy statement in preliminary form containing the information specified in Schedule 14A of the Exchange Act with respect to (i) the transactions contemplated by this Agreement and (ii) the transactions contemplated by the JSTX

82

Contribution Agreement (the “Proxy Statement”). Contributor will, and will cause its Affiliates to, as promptly as reasonably practicable after the date of this Agreement, use their respective commercially reasonable efforts to provide Corporation with all information concerning Contributor and its Affiliates required to be included in the Proxy Statement or such other filings required to be filed with the Commission by Corporation. Corporation shall cause the Proxy Statement and all other documents that it is responsible for filing with the Commission in connection with the transactions contemplated by this Agreement and the JSTX Contribution Agreement to comply in all material respects with the applicable requirements of the Exchange Act and the rules and regulations promulgated thereunder. Corporation shall as promptly as practicable notify Contributor and JSTX of the receipt of any oral or written comments from the Commission relating to the Proxy Statement and any request by the Commission for any amendment to the Proxy Statement or for additional information. Corporation shall cooperate and provide Contributor and JSTX jointly with a reasonable opportunity to review and comment on the Proxy Statement (including each amendment or supplement thereto) and all responses to requests for additional information by and replies to comments of the Commission, including the proposed final version of any such document or responses, and give due consideration to all comments reasonably proposed jointly by Contributor and Juniper NewCo in respect of such documents and responses prior to filing such with or sending such to the Commission, and Corporation will provide Contributor and JSTX with copies of all such filings made and correspondence with the Commission. Corporation shall not file the Proxy Statement (including each amendment or supplement thereto) or respond to the Commission prior to receiving the approval of Contributor and JSTX, which approval shall not be unreasonably withheld, conditioned or delayed. Corporation will use its commercially reasonable efforts to respond promptly to any comments made by the Commission with respect to the Proxy Statement. Corporation shall advise Contributor and JSTX, promptly after receipt of notice thereof, of the clearance of the Proxy Statement by the Commission. Corporation will cause the Proxy Statement to be transmitted to the Corporation Shareholders as promptly as practicable following the date on which the Commission confirms it has no further comments on the Proxy Statement.

(b)

Corporation will take, in accordance with applicable Law, Nasdaq listing rules and Corporation’s articles of incorporation and bylaws, all action necessary to call, hold and convene a special meeting of the Corporation Shareholders (including any permitted adjournment or postponement, the “Shareholder Meeting”) to consider and vote upon the Shareholder Proposal as promptly as reasonably practicable after the filing of the Proxy Statement in definitive form with the Commission. Once the Shareholder Meeting has been called and noticed, Corporation will not postpone or adjourn the Shareholder Meeting without the consent of Contributor, which consent will not be unreasonably withheld, conditioned or delayed, other than, (1) for the absence of a quorum, (2) to allow reasonable additional time for the filing and mailing of any supplemental or amended disclosure that Corporation has determined in good faith, after consultation with its outside legal advisors, is necessary under applicable Law and for such supplemental or amended disclosure

83

to be disseminated to and reviewed by the Corporation Shareholders prior to the Shareholder Meeting or (3) an adjournment or postponement to solicit additional proxies from Corporation Shareholders, as long as, in the case of clauses (1) or (3) of this sentence, the Shareholder Meeting is not adjourned or postponed more than an aggregate of 15 calendar days; provided, however, that Corporation shall consult with Contributor and JSTX prior to any such adjournment or postponement of the Shareholder Meeting. In the event that, during the three Business Days prior to the date that the Shareholder Meeting is then scheduled to be held, Corporation delivers a notice of an intent to make a Change in Recommendation, Contributor and JSTX may jointly direct Corporation to postpone the Shareholder Meeting for up to four Business Days and Corporation shall promptly, and in any event no later than the next Business Day, postpone the Shareholder Meeting in accordance with Contributor’s and JSTX’s joint direction.

(c)

The Board of Directors shall recommend in the Proxy Statement that the Corporation Shareholders approve the Shareholder Proposal (the “Board Recommendation”). Notwithstanding the immediately preceding sentence, at any time prior to obtaining the Requisite Shareholder Approval at the Shareholder Meeting, the Board of Directors may (i) fail to include the Board Recommendation in the Proxy Statement, (ii) withdraw, modify or qualify in any manner the Board Recommendation or, (iii) (A) if a Corporation Alternative Proposal shall have been publicly announced or publicly known (including through media reports), fail to publicly reaffirm the Board Recommendation within five Business Days after JSTX so requests in writing or (B) in the case of a Corporation Alternative Proposal that is structured as a tender offer or exchange offer for outstanding Corporation Common Stock, fail to recommend, in a Solicitation/Recommendation Statement on Schedule 14D-9, against acceptance of such tender offer or exchange offer by Corporation Shareholders on or prior to ten Business Days after commencement of such tender offer or exchange offer (any such action or failure to act in foregoing (i), (ii) or (iii) a “Change in Recommendation”) only if the Board of Directors determines in good faith, after consultation with its outside legal advisors and financial advisors, that a failure to make a Change in Recommendation would be inconsistent with its fiduciary duties under applicable Law; provided that prior to making any Change in Recommendation, Corporation shall provide Contributor and JSTX with written notice of such proposed Change in Recommendation and the basis therefor at least three Business Days in advance of such proposed Change in Recommendation.

(d)

If at any time prior to the Closing Date, any event, circumstance or information relating to (x) Corporation or (y) Contributor, JSTX or either of their respective Affiliates should be discovered by Corporation, Contributor or JSTX, as applicable, that should be set forth in an amendment or supplement to the Proxy Statement or any other filings to be made by Corporation with the Commission, so that such documents would not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, the party that discovers such information shall promptly notify the other party, and an appropriate

84

amendment or supplement describing such information shall be promptly filed with the Commission by Corporation and, to the extent required by Law, disseminated to the Corporation Shareholders; provided that no information received by any party pursuant to this Section 6.17(d) shall operate as a waiver or otherwise affect any representation, warranty or agreement given or made hereunder or under the JSTX Contribution Agreement by any party, and no such information shall be deemed to change, supplement or amend this Agreement (including any schedules hereto) or the JSTX Contribution Agreement (including the disclosure letter or any other schedules thereto).

(e)

Corporation shall promptly, and in any event within one Business Day after receipt of any Corporation Alternative Proposal, advise Contributor and JSTX (orally and in writing) of such Corporation Alternative Proposal (including providing the identity of the Person making or submitting such Corporation Alternative Proposal and any and all terms and conditions of such Corporation Alternative Proposal that would reasonably be relevant to an evaluation thereof (including price, consideration mix and financing requirements of such Corporation Alternative Proposal) except to the extent disclosure of such information would breach a confidentiality obligation in effect prior to the execution of this Agreement (a “Pre-Existing Confidentiality Agreement”), in which event Corporation shall confirm in writing to Contributor and JSTX that exclusion of information is required for Corporation to comply with such Pre-Existing Confidentiality Agreement), and (y) if it is in writing, a copy of such Corporation Alternative Proposal and any related draft agreements (which may be redacted, if necessary, to remove the identity of the Person making the proposal in order to comply with a Pre-Existing Confidentiality Agreement, in which event Corporation shall confirm in writing to Contributor and JSTX that exclusion of information is required for Corporation to comply with such Pre-Existing Confidentiality Agreement) and (z) if oral, a reasonably detailed summary thereof, including all relevant financial and other terms thereof, in each case including any modifications thereto.

6.18	Listing of Corporation Common Stock.

Corporation shall timely file all required notices and other documents related to the listing of the Corporation Common Stock for which the Partnership Common Units and Corporation Series A Preferred Stock may be exchanged.

6.19	Credit Agreement Amendment and Second Lien Credit Agreement Amendment.

(a)

Corporation shall use its reasonable best efforts to negotiate and enter into the Credit Agreement Amendment as promptly as practicable. Corporation shall keep Contributor informed on a current basis and in reasonable detail of the status of its efforts to enter into the Credit Agreement Amendment and provide to Contributor copies of drafts of the Credit Agreement Amendment. Corporation shall afford Contributor and its counsel the opportunity to be present at, and to participate in, all conferences with the lenders or administrative agent under the Credit Agreement in connection with entry into the Credit Agreement Amendment.

85

(b)	Prior to the Closing, Corporation shall not amend, rescind, supplement, supersede or otherwise modify the Second Lien Credit Agreement Amendment in effect on the Execution Date.

6.20	Corporation Conversions.

Prior to the Closing, Corporation shall cause all of its corporate subsidiaries to become limited liability companies that will be disregarded for U.S. federal income tax purposes (the “Conversions”). Corporation shall use reasonable efforts to have each Conversion effected in a manner that qualifies under Code Section 332. Corporation shall adopt (and cause each converting subsidiary to adopt) a plan of liquidation for purposes of Code Section 332 and shall comply with the record-keeping requirements of Treasury Regulation Section 1.332-6.

6.21	Matocha Well.

(a)

Contributor shall use commercially reasonable efforts to perform, or cause to be performed, (i) all operations relating to the spudding of the Matocha Well on or before November 12, 2020 and (ii) all other operations relating to the drilling and completing of the Matocha Well, in each case, as a reasonably prudent operator and subject, in each case, to any force majeure events (including related to the COVID-19 virus) and any other events, circumstances or conditions not reasonably within the control of Contributor or its Affiliates after exercising reasonable diligence to resolve such event, which may cause Contributor to be unable to perform the relevant operations; provided, however, that the sole and exclusive remedy of Corporation and the Partnership with respect to any breach by Contributor of the covenants set forth in the forgoing clauses (i) and (ii) shall be as set forth in Section 6.21(b). Contributor shall provide Corporation with weekly progress reports regarding the status of the Matocha Well and shall promptly forward any written notices received from the contractor under the drilling contract for the Matocha Well. In the event that the Closing Date occurs prior to the completion of the Matocha Well, the Parties will, at Closing, enter into a mutually acceptable transition services agreement with respect to the drilling and completion operations at the Matocha Well, which transition services agreement shall be negotiated by the Parties in good faith prior to Closing.

(b)

If, prior to Closing, (i) any of the Matocha Leases expires pursuant to its terms, and (ii) Contributor has not obtain a replacement Hydrocarbon lease satisfying the Hydrocarbon Lease Standards and covering the same lands as previously covered by such expired Matocha Lease: (A) such Matocha Lease shall be deemed to be an Excluded Asset and shall not be conveyed to Corporation or its designated Affiliate hereunder; and (B) the Consideration shall be reduced by the Allocated Value of such Matocha Lease (which reduction shall not be subject to the terms and provisions of Section 10).

86

6.22	Financial Statements.

(a)

Contributor shall, as soon as practicable after the Execution Date, and at Corporation’s sole cost and expense, provide to the Corporation (i) the audited statements of revenues and direct operating expenses of the Assets for the fiscal year ended December 31, 2019 and the unaudited statements of revenues and direct operating expenses of the Assets for the fiscal year ended December 31, 2018, prepared in accordance with GAAP and shall include the required oil and gas disclosures (which need not be audited), including estimates of quantities of proved reserves as of, and a reconciliation of proved oil and gas reserves for, each of the fiscal years ended December 31, 2019 and 2018, and the standardized measure of discounted future net cash flows as of, and a reconciliation of the standardized measure of future discounted cash flows for, each of the fiscal years ended December 31, 2019 and 2018 and (ii) unaudited statements of revenues and direct operating expenses of the Assets for the nine months ended September 30, 2020 and 2019, prepared in accordance with GAAP (the financial statements referenced in (i) and (ii), the “Requisite Financial Statements”). Notwithstanding anything to the contrary in this Section 6.22, Contributor shall not be required to (and shall not be in breach of this Section 6.22 for failure to) create any new records relating to the Assets or financial statements.

(b)

To the extent that the external audit firm that audits Contributor’s and its Affiliates’ financial statements (the “Contributor Audit Firm”) requires the consent of Contributor prior to the inclusion or incorporation by reference of the Contributor Audit Firm’s audit opinion with respect to the audited financial statements in the Proxy Statement, then Contributor shall provide such consent. Contributor shall use its commercially reasonable efforts to, at Corporation’s sole cost and expense, provide Corporation and Corporation’s independent accountants with access to (i) audit work papers of the Contributor Audit Firm and (ii) management representation letters delivered by Contributor or its Affiliates, as applicable, or on behalf of Contributor and its Affiliates to the Contributor Audit Firm, in each case, to the extent related to the Requisite Financial Statements.

(c)

All of the information provided by Contributor pursuant to this Section 6.22 is given without any representation or warranty, express or implied, and no Contributor Indemnified Party nor the Contributor Audit Firm shall have any liability or responsibility with respect thereto. Corporation shall reimburse Contributor and its Affiliates for all reasonable and documented out-of-pocket costs and expenses incurred by Contributor and its Affiliates in complying with this Section 6.22.

7.	CONSENTS; PREFERENTIAL PURCHASE RIGHTS

7.1	Customary Post-Closing Consents.

Each Party shall (and shall cause its respective Affiliates to) use commercially reasonable efforts to obtain all Customary Post-Closing Consents that any Party or any of its Affiliates is required to obtain to consummate the Transaction; provided no Party or any of its Affiliates is required to make payments or undertake obligations to or for the benefit of any Person in order to obtain any such consents (unless Corporation agrees in writing to bear such costs or expenses).

87

7.2	Preferential Rights to Purchase.

(a)

With respect to each Preferential Purchase Right that is applicable to Contributor’s interest in the Assets and set forth on Schedule 5.1(d), or which Contributor discovers after the Execution Date, Contributor shall promptly, but in no event more than 5 Business Days after the Execution Date or such discovery, as applicable, send to the holder of each such Preferential Purchase Right a notice, in material compliance with the contractual provisions applicable to such Preferential Purchase Right. Upon request by Corporation, Contributor shall promptly provide a copy of such notice to Corporation.

(b)

If the holder of any such Preferential Purchase Right consummates the purchase of the Asset to which its Preferential Purchase Right applies (or portion(s) thereof) prior to Closing, then such Asset (or portion(s) thereof) shall be excluded from the Assets to be acquired by Corporation at Closing and will be an Excluded Asset (but only to the extent of the portion of such Asset affected by the Preferential Purchase Right) and the Consideration will be reduced by the Allocated Value of such Excluded Asset. Contributor shall promptly notify Corporation of the exercise of any Preferential Purchase Right and Contributor shall be entitled to all proceeds paid by any Person exercising a Preferential Purchase Right prior to the Closing.

(c)

If (i) the holder of any such Preferential Purchase Right notifies Contributor that it elects to consummate the purchase of the Asset to which its Preferential Purchase Right applies (in accordance with the terms and conditions under which such Preferential Purchase Right arises) but such purchase has not occurred prior to Closing, (ii) any holder thereof disputes in writing the validity of such notice of such Preferential Purchase Rights and such dispute is not resolved prior to Closing, or (iii) the time for exercising such Preferential Purchase Right has not expired prior to Closing and such Preferential Purchase Right is not waived, then such Asset (to the extent such Asset is affected by the Preferential Purchase Right) shall be excluded from the Assets to be acquired by Corporation at Closing and will be an Excluded Asset and, subject to the other terms of this Section 7.2, the Consideration will be reduced by the Allocated Value of such Excluded Asset. If (1) in the case of Clause (i), such holder of such Preferential Purchase Right thereafter fails to consummate the purchase of the Asset covered by such Preferential Purchase Right on or before 180 days following the Closing Date and such holder has no further right to consummate such purchase, (2) in the case of Clause (ii), such dispute is resolved on or before 180 days following the Closing Date and Contributor has the right to transfer such Excluded Asset to Corporation in accordance with this Agreement, free and clear of any Liability arising in connection such Preferential Purchase Right, or (3) in the case of Clause (iii), the time for exercising such Preferential Purchase Right expires without exercise by the holder of such Preferential Purchase Right, then Contributor will promptly notify Corporation and Corporation shall purchase such Excluded Asset from Contributor under the terms

88

of this Agreement (via issuance and delivery of the applicable number of Partnership Common Units based on the Execution Date Per Share Value (together with a corresponding number of shares of Corporation Series A Preferred Stock in accordance with Section 2.2(b))) pursuant to an Assignment and at the Allocated Value (as adjusted in accordance Section 2.3) assigned to such Asset no later than 31 days following Corporation’s receipt of Contributor’s Notice and in accordance with the other terms of this Agreement. If the holder of the Preferential Purchase Right consummates the purchase of such Excluded Asset to which its Preferential Purchase Right applies after Closing, then such Excluded Asset will remain an Excluded Asset.

(d)

All Assets for which any applicable Preferential Purchase Right has been waived, or as to which the period to exercise the applicable Preferential Purchase Right has expired without exercise by the holder thereof, in each case, prior to the Closing, shall be sold to Corporation at the Closing pursuant to the provisions of this Agreement. Notwithstanding anything to the contrary herein, the Parties acknowledge and agree that Contributor desires to contribute all of the Assets and would not have entered into this Agreement but for Corporation’s agreement to purchase all of the Assets as herein provided. Accordingly, it is expressly understood and agreed that Contributor shall not have any obligation of any kind to consummate the contribution, transfer, or conveyance of any Asset(s) (or any portion(s) thereof) to any holder of any Preferential Purchase Right applicable thereto (regardless of whether such holder has notified Contributor prior to the Closing Date that such holder intends to consummate the purchase of the Asset(s) to which its Preferential Purchase Right applies) unless and until the Closing of the transactions contemplated by this Agreement has been consummated in accordance with the terms and conditions of this Agreement.

7.3	Required Consents.

(a)

With respect to each Required Consent that is applicable to Contributor’s interest in the Assets and set forth on Schedule 5.1(d), or which Contributor discovers after the Execution Date, Contributor shall promptly, but in no event more than 5 Business Days after the Execution Date or such discovery, as applicable, send to the holder of each such Required Consent a notice in material compliance with the contractual provisions applicable to such Required Consent seeking such holder’s consent (or waiver thereof) to the transactions contemplated hereby. Upon request by Corporation, Contributor shall promptly provide a copy of such notice to Corporation. Contributor shall (and shall cause its respective Affiliates to) use commercially reasonable efforts to obtain each such Required Consent and Corporation shall use commercially reasonable efforts to assist Contributor (or its respective Affiliates) in obtaining each such Required Consent; provided, that no Party or its Affiliates are required to make payments or undertake obligations to or for the benefit of any Person in order to obtain any such Required Consent (unless Corporation agrees in writing to bear such costs or expenses).

89

(b)

Should any such Required Consent not be obtained in accordance with its terms (or expressly waived in writing) prior to Closing, then such Asset (or portion(s) thereof) shall be excluded from the Assets to be acquired by Corporation at Closing and will be an Excluded Asset, and, subject to the other terms of this Section 7.3, the Consideration will be reduced by the Allocated Value of the relevant Asset (or portion(s) thereof). If the Required Consent is obtained or waived on or before 180 days following the Closing Date, then such Asset (or portion(s) thereof) will no longer be deemed an Excluded Asset, Contributor will promptly notify Corporation and Contributor shall contribute such Excluded Asset to Corporation under the terms of this Agreement (via issuance and delivery of the applicable number of Partnership Common Units based on the Execution Date Per Share Value (together with a corresponding number of shares of Corporation Series A Preferred Stock in accordance with Section 2.2(b))) pursuant to an Assignment at the Allocated Value (as adjusted in accordance Section 2.3) assigned to such Excluded Asset no later than 31 days following Corporation’s receipt of Contributor’s Notice. If the applicable Required Consent is not granted on or before 180 days following the Closing Date, then such Excluded Asset will remain an Excluded Asset.

(c)

Should any such Required Consent be obtained in accordance with its terms (or expressly waived in writing) prior to Closing, then the relevant Asset (or portion(s) thereof) shall be assigned by Contributor to Corporation at the Closing as part of the Assets.

8.	TITLE

8.1	Exclusive Rights, Obligations, Representations, Warranties and Remedies.

Except as provided in Section 10.4:

(a)	this Section 8 sets forth the Parties’ sole and exclusive rights, remedies, obligations, representations and warranties with respect to all title matters relating to the Assets;

(b)

the only rights and remedies of Corporation with respect to title to the Assets, and the only obligations, representations and warranties being made by Contributor with respect to title to the Assets, are as set forth in this Section 8; and

(c)

except as otherwise provided in this Section 8, Contributor does not make, and Contributor expressly disclaims and negates, any warranty or representation, express or implied, statutory or otherwise, with respect to Contributor’s title to any of the Assets and Corporation hereby waives and disclaims in their entirety any and all other rights, remedies, obligations, representations and warranties of any kind or nature, whether express, implied or statutory, with respect to all title matters relating to the Assets.

90

8.2	Title Review.

Subject to the other provisions of this Section 8, Corporation shall have the right, during the period beginning on the Execution Date and continuing until 5:00 p.m., Central time, on December 17, 2020 (“Examination Period”), to assert the existence of an alleged Title Defect with respect to any of the Properties or other Assets under this Section 8 (such Notice, the “Defect Notice”); provided, however, that with respect to each New Lease or Replacement Lease for which Contributor obtains a Hydrocarbon lease covering the lands described on Exhibit A-1 applicable to such New Lease or Replacement Lease, as applicable, the expiration of the Examination Period shall be not less than 10 Business Days after the date on which Corporation is provided with a fully executed copy of such Hydrocarbon lease. Except as provided in Section 10.4, no claims for Title Defects may be submitted after the Examination Period, and any matters that may otherwise constitute Title Defects, but for which Corporation has not delivered a Defect Notice to Contributor prior to the expiration of the Examination Period, shall be deemed to have been waived by Corporation for all purposes, subject to Section 8.1. Contributor shall give, and shall cause each of its officers, employees and agents to give, Corporation and its Representatives reasonable access during normal business hours to Contributor’s books and records and relevant personnel knowledgeable about the Assets in connection with the title work on the Properties or otherwise with respect to the Assets (“Title Review”), and Corporation shall conduct such Title Review in a manner that does not unreasonably interfere with the business or operations of Contributor. Corporation shall use its commercially reasonable efforts to provide Contributor, on or before the end of each calendar week prior to the expiration of the Examination Period, notice of all alleged Title Defects reported to Corporation by any of Corporation’s employees, title attorneys, landmen or other title examiners conducting Corporation’s Title Review during the preceding calendar week (and which Corporation has determined in good faith it is reasonably likely to assert as a Title Defect hereunder), which notice may be preliminary in nature and supplemented prior to the expiration of the Examination Period; provided, however, that any failure to provide any such preliminary notice shall not prejudice Corporation’s right to assert such Title Defect in a Defect Notice or otherwise affect Corporation’s rights or obligations hereunder. For the avoidance of doubt, such preliminary notice shall not constitute a Defect Notice unless so designated by Corporation in writing.

8.3	Allocated Value.

The Parties have accepted the Allocated Values for purposes of determining any Title Defect Amounts, but otherwise make no representation or warranty as to the accuracy of such values.

8.4	Defect Notice.

To be effective, each Defect Notice asserting a claim for a Title Defect must be prepared in good faith (and the underlying alleged Title Defects must be asserted in good faith), delivered in writing and include the following:

(a)	a reasonably detailed description of the alleged Title Defect and the basis therefor;

(b)	the Asset(s) affected by the Title Defect (the “Defect Asset”);

(c)	the Allocated Value of the Defect Asset(s);

91

(d)	if the Title Defect is a Lien, Corporation’s estimate of the cost to remove the Lien;

(e)	the estimated Title Defect Amount of the alleged Title Defect and the computations and information upon which Corporation’s good faith belief is based;

(f)	to the extent Corporation has Knowledge thereof, the necessary curative action for the Title Defect; and

(g)

any supporting documents in Corporation’s possession or control that are reasonably necessary for Contributor (as well as any experienced title attorney or examiner hired by Contributor) to verify the existence of the alleged Title Defect asserted in such Defect Notice and the estimated Title Defect Amount thereof.

Following the delivery of any Defect Notice, Corporation shall promptly deliver any additional supporting documents that become available to Corporation with respect to the applicable Title Defect that it would have been required to include in the applicable Defect Notice pursuant to Clause (g) above. With respect to any Defect Notice, if such Defect Notice (i) is not timely delivered on or prior to the expiration of the Examination Period or (ii) does not meet the requirements set forth in Clauses (a) through (g) above in all material respects, subject to Section 10.4, such Defect Notice shall not be effective and any Title Defect asserted therein shall thereafter be deemed forever waived and Corporation shall have no right to assert such Title Defect as the basis for an adjustment to the Consideration hereunder.

8.5	Election of Title Remedies by Contributor.

(a)

No later than 5:00 p.m., Central time, on the third Business Day prior to the Scheduled Closing Date, Contributor shall elect as to each Title Defect (other than a Disputed Title Matter) that is subject to a Defect Notice to:

(i)	reduce the Consideration by the amount equal to the Title Defect Amount;

(ii)	attempt to cure the matter causing the Title Defect, at Contributor’s sole cost and expense, in accordance with Section 8.5(b);

(iii)	dispute the Title Defect pursuant to Section 8.10; or

(iv)

if the Title Defect Amount exceeds 100% of the Allocated Value of the Defect Asset subject to such Title Defect, exclude such Defect Asset from the Assets to be acquired by Corporation at Closing, in which case, such Defect Asset shall be an Excluded Asset, and the Consideration shall be reduced by the Allocated Value of such Defect Asset (and the Individual Title Threshold and Title Deductible shall not apply thereto).

If Contributor does not deliver a notice of election with respect to the remedies set forth in this Section 8.5(a) by 5:00 p.m., Central time, on the third Business Day prior to the Closing Date, then Contributor shall be deemed to have elected the remedy set forth in Section 8.5(a)(ii).

92

(b)

Contributor has the right, but not the obligation, at Contributor’s sole cost and expense, to cure any Title Defect asserted in a Defect Notice, during the period following the date upon which Contributor receives such Defect Notice until the date which falls 90 days after the Closing Date (such period, the “Cure Period”); provided, that Contributor has timely made the election (or are deemed to have made the election) to cure such Title Defect pursuant to Section 8.5(a)(ii). During the Cure Period, Corporation agrees to afford Contributor and its respective officers, employees and other Representatives reasonable access, during normal business hours, to the Records in order to facilitate Contributor’s attempt to cure any such Title Defects and Contributor shall not unreasonably interfere with the ownership or operation of any Asset in connection therewith. An election by Contributor to attempt to cure a Title Defect shall be without prejudice to any of its rights hereunder and shall not constitute an admission against interest or a waiver of Contributor’s right to dispute the existence, nature or value of, or cost to cure, the applicable alleged Title Defect. In respect of any Title Defect that Contributor has timely elected (or are deemed to have timely elected) to cure during the Cure Period or any which a Party elects to dispute under Section 8.10:

(i)	the Defect Asset subject to such Title Defect will be acquired by Corporation at Closing;

(ii)

at Closing, Corporation and the Partnership shall issue and deliver to Contributor (A) a number of Partnership Common Units equal to (x) the positive difference between the Allocated Value and the Title Defect Amount (as agreed upon by the Parties or, if in dispute as of Closing, then as alleged by Corporation in good faith in the applicable Defect Notice) for each Defect Asset divided by (y) the Execution Date Per Share Value and (B) a corresponding number of shares of Corporation Series A Preferred Stock in accordance with Section 2.2(b);

(iii)

the Consideration will be reduced by the Title Defect Amount (as agreed upon by the Parties or, if in dispute as of Closing, then as alleged by Corporation in good faith in the applicable Defect Notice) and, at Closing, Corporation and the Partnership will issue to Contributor and deliver to the Transfer Agent, as part of the Defect Deposit, a number of Partnership Common Units equal to (x) such Title Defect Amount divided by (y) the Execution Date Per Share Value (together with a corresponding number of shares of Corporation Series A Preferred Stock in accordance with Section 2.2(b)); and

(iv)

upon the timely cure (or partial cure) of a Title Defect affecting the Defect Asset (if such Title Defect has been so timely cured (or partially cured)) or prior to the expiration of 10 Business Days after the later of (1) the expiration of the Cure Period or (2) the final determination of the Title Arbitrator with respect to a Disputed Title Matter:

93

(A) if such Title Defect has been timely cured or is determined by the Title Arbitrator not to be a Title Defect, then the Parties shall instruct the Transfer Agent to release to Contributor from the Defect Deposit Escrow a number of Partnership Common Units equal to (x) the applicable Title Defect Amount divided by (y) the Execution Date Per Share Value (together with a corresponding number of shares of Corporation Series A Preferred Stock in accordance with Section 2.2(b));

(B) if such Title Defect has been timely partially cured (and does not otherwise constitute a Disputed Title Matter), the Parties shall instruct the Transfer Agent to release (1) to Contributor from the Defect Deposit Escrow, a number of Partnership Common Units equal to (x) the amount by which such partial cure reduces the applicable Title Defect Amount divided by (y) the Execution Date Per Share Value (together with a corresponding number of shares of Corporation Series A Preferred Stock in accordance with Section 2.2(b)), and (2) to Corporation from the Defect Deposit Escrow, a number of Defect Deposit Securities equal to (x) the remaining applicable Title Defect Amount (after applying the reduction referenced in Clause (1) above) divided by (y) the Execution Date Per Share Value (together with a corresponding number of shares of Corporation Series A Preferred Stock in accordance with Section 2.2(b));

(C) if the Parties agree to the disputed Title Defect Amount or if the disputed Title Defect Amount is determined by the Title Arbitrator, Corporation and Contributor shall instruct the Transfer Agent to release (1) to Corporation from the Defect Deposit Escrow, a number of Partnership Common Units equal to (x) the applicable Title Defect Amount divided by (y) the Execution Date Per Share Value (together with a corresponding number of shares of Corporation Series A Preferred Stock in accordance with Section 2.2(b)), and (2) to Contributor from the Defect Deposit Escrow, a number of Partnership Common Units equal to (x) the positive difference (if any) between the applicable Title Defect Amount constituting part of the Defect Deposit Amount pursuant to Section 8.5(b)(iii) and the applicable Title Defect Amount as finally determined pursuant to this Section 8.5(b)(iv)(C) divided by (y) the Execution Date Per Share Value (together with a corresponding number of shares of Corporation Series A Preferred Stock in accordance with Section 2.2(b)); and

(D) if such Title Defect has not been timely cured (or partially cured) or is determined by the Title Arbitrator to be a Title Defect (and Contributor has not timely elected to attempt to cure such Title Defect), then Corporation and Contributor shall instruct the Transfer Agent to release to Corporation from the Defect Deposit Escrow a number of Partnership Common Units equal to (x) the applicable Title Defect Amount divided by (y) the Execution Date Per Share Value (together with a corresponding number of shares of Corporation Series A Preferred Stock in accordance with Section 2.2(b)).

94

8.6	Title Defect Amount.

If Contributor elects not to cure a Title Defect or a Title Defect is not cured prior to the expiration of the Cure Period, then the amount of such Title Defect (the “Title Defect Amount”) will be determined as follows:

(a)	if the Parties agree on the Title Defect Amount, the amount so agreed by the Parties will be the Title Defect Amount;

(b)	if the Title Defect represents only a discrepancy whereby:

(i)

the Net Revenue Interest for such Lease is less than the Net Revenue Interest stated in Exhibit A-1 but for which there is a proportionate decrease in the Working Interest in respect of such Lease, then such Title Defect Amount will be:

(A) the Allocated Value of such Lease; multiplied by

(B) a fraction, the numerator of which is the Net Revenue Interest decrease and the denominator of which is the Net Revenue Interest for such Lease stated in Exhibit A-1;

provided, however, that Section 8.6(d) shall apply in lieu of this Section 8.6(b)(i) if such Title Defect does not affect such Lease throughout its entire life.

(ii)

the Net Revenue Interest for such Well is less than the Net Revenue Interest stated in Exhibit B but for which there is a proportionate decrease in the Working Interest in respect of such Well, then such Title Defect Amount will be:

(A) the Allocated Value of such Well; multiplied by

(B) a fraction, the numerator of which is the Net Revenue Interest decrease and the denominator of which is the Net Revenue Interest for such Well stated in Exhibit B;

provided, however, that Section 8.6(d) shall apply in lieu of this Section 8.6(b)(ii) if such Title Defect does not affect such Well throughout its entire life.

(c)	if the Title Defect is a Lien that is undisputed and liquidated in amount, then the Title Defect Amount shall be the amount reasonably necessary to remove such Lien; and

95

(d)

if the Title Defect represents an obligation, encumbrance, burden or charge upon or other defect in title to the Asset of a type not described in this Section 8.6, the Title Defect Amount will be determined by mutual agreement of the Parties in good faith (or if the Parties cannot agree, by the Title Arbitrator) by taking into account:

(i)	the Allocated Value of the affected Property;

(ii)	the portion of the affected Property adversely affected by the Title Defect;

(iii)	the legal effect of the Title Defect;

(iv)	the values placed upon the Title Defect by each Party; and

(v)	such other factors as are necessary to make a proper evaluation.

8.7	Title Defect Amount Limit.

Notwithstanding anything to the contrary in this Section 8, the Title Defect Amount:

(a)	may not exceed the Allocated Value of the applicable Property; and

(b)

with respect to a Title Defect, will be determined without duplication of any costs or losses included in another Title Defect Amount hereunder or the extent that Corporation otherwise receives a downward adjustment for such Title Defect in the calculation of the Consideration (including as part of the Defect Deposit).

8.8	Title Benefit.

(a)	Contributor has the right, but not the obligation, to notify Corporation during the Examination Period of any Title Benefit discovered by Contributor, such Notice which must include:

(i)	a reasonably detailed description of the Title Benefit;

(ii)	the Property affected;

(iii)	the Allocated Value of the Property subject to such Title Benefit;

(iv)

any supporting documents in Contributor’s possession or control that are reasonably necessary for Corporation (as well as any experienced title attorney or examiner hired by Corporation) to verify the existence of the alleged Title Benefit asserted in such Notice and the estimated Title Benefit Amount thereof; and

(v)	the amount by which Contributor believes the Allocated Value of the Property is increased by such Title Benefit, and the computations and information upon which Contributor’s belief is based.

96

(b)	Corporation shall have the obligation to notify Contributor of any Title Benefit that is within Corporation’s Knowledge during the Examination Period, such Notice which must include:

(i)	a reasonably detailed description of the Title Benefit;

(ii)	the Property affected; and

(iii)	the Allocated Value of the Property subject to such Title Benefit.

(c)

With respect to each Property affected by a Title Benefit, an amount (the “Title Benefit Amount”) will be determined as follows in Clauses (i) through (iii) and will only be used to offset and reduce the aggregate of any Title Defect Amounts hereunder as provided in Section 10.1(a), and will not otherwise result in an upward adjustment of the Consideration. Contributor shall not have any right to any Title Benefit that is asserted (1) after the Examination Period or (2) except as provided in Section 10.1(a), during the Examination Period.

(i)	if the Parties agree on the Title Benefit Amount, the amount so agreed by the Parties will be the Title Benefit Amount;

(ii)	if the Title Benefit represents only a discrepancy whereby:

(A)

the Net Revenue Interest for such Lease is greater than the Net Revenue Interest stated in Exhibit A-1 but for which there is a proportionate increase in the Working Interest in respect of such Lease, then such Title Defect Amount will be:

(1)	the Allocated Value of such Lease; multiplied by

(2)	a fraction, the numerator of which is the Net Revenue Interest increase and the denominator of which is the Net Revenue Interest for such Lease stated in Exhibit A-1;

provided, however, that Section 8.8(c)(iii) shall apply in lieu of this Section 8.8(c)(ii)(A) if such Title Benefit does not affect such Lease throughout its entire life.

(B)

the Net Revenue Interest for such Well is greater than the Net Revenue Interest stated in Exhibit B but for which there is a proportionate increase in the Working Interest in respect of such Well, then such Title Defect Amount will be:

(1)	the Allocated Value of such Well; multiplied by

(2)	a fraction, the numerator of which is the Net Revenue Interest increase and the denominator of which is the Net Revenue Interest for such Well stated in Exhibit B;

provided, however, that Section 8.8(c)(iii) shall apply in lieu of this Section 8.8(c)(ii)(B) if such Title Benefit does not affect such Well throughout its entire life.

97

(iii)

if the Title Benefit is a type not described in this Section 8.8(c), the Title Benefit Amount will be determined by mutual agreement of the Parties in good faith (or if the Parties cannot agree, by the Title Arbitrator) by taking into account:

(1)	the Allocated Value of the affected Property;

(2)	the portion of the affected Property affected by the Title Benefit;

(3)	the legal effect of the Title Benefit;

(4)	the values placed upon the Title Benefit by each Party; and

(5)	such other factors as are necessary to make a proper evaluation.

8.9	Individual Title Threshold.

Except as expressly provided in Section 8.5(a)(iv), Corporation may not and has no right to assert or recover for, and there will be no adjustment to the Consideration or other remedy for, any individual Title Defect under this Section 8 unless the applicable Title Defect Amount exceeds the Individual Title Threshold. If any Title Defect with respect to any Asset arises from the same facts or circumstances as any other Title Defect for any Asset, the Title Defect Amounts for each such Title Defect shall be aggregated for purposes of determining whether the Title Defect Amount for any such Title Defect exceeds the Individual Title Threshold.

8.10	Title Dispute Resolution.

(a)

The Parties will attempt in good faith to agree on matters regarding: (i) all Title Defects, Title Benefits, Title Defect Amounts and Title Benefit Amounts, and (ii) the adequacy of any curative materials provided by Contributor to cure an alleged Title Defect (the “Disputed Title Matters”) prior to 5:00 p.m., Central time, on the third Business Day prior to Closing. If the Parties are unable to agree by no later than the Business Day prior to Closing (or by the end of the Cure Period if Contributor elects to attempt to cure a Title Defect after Closing), then the Disputed Title Matters will be exclusively and finally resolved pursuant to this Section 8.10.

(b)

There will be a single title arbitrator, who must be a title attorney licensed in Texas with at least 10 years’ experience in oil and gas titles involving properties in the regional area within such state where the Property at issue is located and may not be a current or former employee of any Party or its Affiliates or a Person that has performed (or is a part of a firm that has performed) work for any Party of its Affiliates (the “Title Arbitrator”). If such Property is located in more than one state, then there will be a Title Arbitrator for each such state. The Title Arbitrator will be selected by mutual agreement of the Parties no later than 15 days after Closing (or the end of the Cure Period if Contributor elected to attempt to cure a Title Defect after Closing), or, absent such agreement, by the Houston, Texas, office of the American Arbitration Association.

98

(c)

Each Party shall submit to the Title Arbitrator such Party’s proposed resolution of the Disputed Title Matter no later than 15 days after the appointment of the Title Arbitrator. The proposed resolution of the Disputed Title Matter shall include the best offer of the submitting Party in a single monetary amount that such Party is willing to pay or accept (as applicable) to settle the Disputed Title Matter. The Title Arbitrator shall be limited to awarding only one or the other of the two proposed settlement amounts.

(d)

The arbitration proceeding will be held in Houston, Texas, and will be conducted in accordance with the Commercial Arbitration Rules of the American Arbitration Association, to the extent such rules do not conflict with the terms and conditions of this Section 8.10.

(e)

The Title Arbitrator shall make its determination no later than 30 days after submission of the Disputed Title Matters. The Title Arbitrator’s determination will include its rationale and reasoning in respect of each Disputed Title Matter considered. The Title Arbitrator’s determination will be final and binding upon the Parties, without right of appeal. In making its determination, the Title Arbitrator shall be bound by the rules set forth in this Section 8.10 and, subject to the foregoing, may consider such other matters as, in the opinion of the Title Arbitrator, are necessary to make a proper determination.

(f)

The Title Arbitrator will act as an expert for the limited purpose of determining the specific Disputed Title Matter submitted by a Party and may not award damages, interest or penalties to either Party with respect to any matter.

(g)

Each Party will bear its own legal fees and other costs of presenting its case to the Title Arbitrator. The Party that does not prevail in such arbitration (as determined by the Title Arbitrator) shall bear all of the costs and expenses of the Title Arbitrator.

(h)

Nothing herein shall operate to cause Closing to be delayed on account of any arbitration conducted pursuant to this Section 8.10; provided, however, that if the Title Arbitrator must resolve one or more Disputed Title Matters in order to determine whether the “walk-right” conditions to closing are satisfied pursuant to Section 12.1(e) or Section 12.2(e) because a Party has, prior to the Closing Date, in writing asserted its right to terminate this Agreement subject to resolution of such Disputed Title Matter(s), then the Outside Date shall be extended on a day-for-day basis pending resolution of such dispute, and no Party may terminate this Agreement pursuant to Section 13.1(e) on account of any such closing condition not being satisfied unless, based on the Title Arbitrator’s resolution of such dispute or the written agreement of the Parties (including Contributor’s written acceptance of any Title Defect Amounts asserted by Corporation with respect to any alleged Title Defects), the applicable condition(s) are not satisfied.

99

8.11	Special Warranty of Title.

If Closing occurs, then effective as of the Closing Date, Contributor will warrant and defend in the applicable Assignment, Defensible Title to the Assets owned or held by Contributor against every Person whomsoever lawfully claiming or to claim the same or any part thereof by, through or under Contributor or any of its Affiliates, but not otherwise. Breaches of Contributor’s special warranty of title in the Assignments are not subject to the Individual Title Threshold or the Title Deductible and will not be applied against the Title Deductible. Corporation is not entitled to protection under Contributor’s special warranty of Defensible Title contained in any of the applicable Assignments against any Title Defect that is asserted by Corporation in a Defect Notice in accordance with this Section 8, regardless of the outcome of such assertion and whether such assertion is subsequently withdrawn or otherwise. Recovery by Corporation for any breach by Contributor of the special warranty of Defensible Title contained in any of the applicable Assignments, together with any downward adjustments to the Consideration by the applicable Title Defect Amount, shall not exceed the Allocated Value of the affected Well or Lease. To assert a claim for breach of Contributor’s special warranty of Defensible Title contained in any of the Assignments, Corporation shall be required to provide a valid and effective Defect Notice to Contributor meeting the requirements of Section 8.4, which shall set forth the matters asserted to have resulted in such a breach, on or before the date that is 18 months following the Closing Date. Contributor shall have a reasonable opportunity (but not the obligation) to cure any breach of Contributor’s special warranty of Defensible Title set forth in the applicable Assignments asserted by Corporation pursuant to this Section 8.11, and Corporation shall reasonably cooperate with any such curative attempt by Contributor. For all purposes of this Agreement, Corporation shall be deemed to have waived, and Contributor shall not have any further liability for, any breach of Contributor’s special warranty of Defensible Title contained in any of the applicable Assignments that Corporation fails to validly assert by an effective Defect Notice given to Contributor prior to the date that is 18 months following the Closing Date.

8.12	New Leases; Replacement Leases.

(a)

Notwithstanding anything herein to the contrary, the terms and provisions of this Section 8.12 shall apply with respect to any New Leases or Replacement Leases, and, in the event any of the terms or provisions of this Section 8.12 conflict with any of the terms or provisions of the other terms of this Section 8 or Section 9, the terms and provisions of this Section 8.12 shall govern and control.

(b)

If Contributor does not obtain a Hydrocarbon lease that satisfies the Hydrocarbon Lease Standards covering the lands described on Exhibit A-1 with respect to any New Lease or Replacement Lease, as applicable (provided, that, Corporation may, in its sole discretion, waive the requirement that any applicable Hydrocarbon lease satisfy the Hydrocarbon Lease Standards), prior to the Closing, then: (i) such New Lease or Replacement Lease, as applicable, shall be deemed to be an Excluded Asset and shall not be conveyed to Corporation or its designated Affiliate hereunder; and (ii) the Consideration shall be reduced by the Allocated Value of such New Lease or Replacement Lease, as applicable, (and which reduction shall not be subject to the terms and provisions of Section 10).

100

(c)

If Contributor does obtain a Hydrocarbon lease that satisfies the Hydrocarbon Lease Standards covering the lands described on Exhibit A-1 with respect to any New Lease or Replacement Lease, as applicable (or Corporation waives the requirement that any applicable Hydrocarbon lease satisfy the Hydrocarbon Lease Standards), prior to the Closing, then: (i) such New Lease or Replacement Lease, as applicable, shall constitute part of the Assets and shall be conveyed to Corporation or its designated Affiliate hereunder; and (ii) the remaining terms and provisions of this Section 8 and Section 9 shall apply with respect to the assertion of any Title Defects or Environmental Liabilities with respect to such New Lease or Replacement Lease, as applicable (and Corporation’s remedies hereunder with respect thereto), including, without limitation, that (A) any Defect Notice or Environmental Liability Notice with respect to such New Lease or Replacement Lease, as applicable, must be delivered prior to the expiration of the Examination Period and (B) any Title Defect or Environmental Liability affecting such New Lease or Replacement Lease, as applicable, shall be subject to the terms and provisions of Section 10, including the Individual Title Threshold, Individual Environmental Threshold, Title Deductible or Environmental Deductible, in each case, as applicable.

(d)

Notwithstanding anything herein to the contrary, the sole and exclusive remedy of Corporation and the Partnership for any failure of Contributor to obtain a Hydrocarbon lease that satisfies the Hydrocarbon Lease Standards covering the lands described on Exhibit A-1 with respect to any New Lease or Replacement Lease, as applicable, shall be as set forth in Section 8.12(b) and, for purposes of clarity, neither Corporation nor the Partnership shall be permitted to allege any such failure as a breach of this Agreement by Contributor, including for purposes of Section 12.1(b).

9.	ENVIRONMENTAL MATTERS

9.1	Exclusive Rights, Obligations, Representations, Warranties and Remedies.

Except as provided in Section 10.4:

(a)

this Section 9 sets forth the Parties’ sole and exclusive rights, remedies, obligations, representations and warranties with respect to environmental matters and Contributor’s Environmental Liability in respect of the Assets;

(b)

the only rights and remedies of Corporation with respect to environmental matters and Contributor’s Environmental Liability in respect of the Assets, and the only obligations being made by Contributor with respect to environmental matters and Contributor’s Environmental Liability in respect of the Assets, are as set forth in this Section 9; and

101

(c)

except as otherwise provided in this Section 9, Contributor does not make, and Contributor expressly disclaims and negates, any warranty or representation, express or implied, statutory or otherwise, with respect to all environmental matters and Contributor’s Environmental Liability relating to the Assets and Corporation hereby waives and disclaims in their entirety any and all other rights, remedies, obligations, representations and warranties of any kind or nature, whether express, implied or statutory, with respect to all environmental matters and Contributor’s Environmental Liability relating to the Assets.

9.2	Environmental Assessment.

Subject to the other provisions of this Section 9, Corporation will have the right to conduct a Phase I Environmental Assessment with respect to the Assets as provided in or consistent with ASTM E1527-13 and limited environmental compliance review (“Environmental Assessment”), and in connection therewith shall have the right to enter the Lands operated by Contributor and inspect the Assets thereon. Corporation shall perform the Environmental Assessment in a reasonably safe and workmanlike manner and so as to not unreasonably interfere in any material respect with Contributor’s or the Third Party operator’s operations and in compliance with all applicable Laws, in each case, in all material respects. Contributor has the right, but not the obligation, to witness all such inspections at Contributor’s sole cost and expense. To the extent related to an Environmental Liability Notice, Corporation shall provide Contributor with copies of the results of the Environmental Assessment. Corporation shall keep the results of the Environmental Assessment confidential in accordance with the Confidentiality Agreement and shall not use such results for any purpose prior to Closing other than for the purpose of evaluating and exercising Corporation’s rights under this Agreement (together with related matters). If Corporation’s environmental consultant that is conducting an Environmental Assessment reasonably determines that sampling, testing, boring, drilling or other investigative activities (“Phase II ESA”) are necessary in order for Corporation to prove the existence of any Environmental Liability or determine any Lowest Cost Response and Corporation desires to request such Phase II ESA, Corporation shall (a) furnish Contributor with a written description of the proposed scope of such Phase II ESA and (b) obtain the prior written consent of Contributor (such consent to be given at Contributor’s sole discretion) to undertake such Phase II ESA. If Contributor denies a request by Corporation to undertake a Phase II ESA with respect to any Asset or Corporation is not permitted to conduct an Environmental Assessment with respect to any Asset, Corporation may elect to exclude such Asset (or a portion of such Asset) from the Assets to be acquired by Corporation at the Closing, in which case, such Asset (or such portion of such Asset) shall be an Excluded Asset and the Consideration shall be reduced by an amount equal to the Allocated Value (if any) of such Asset (or, if only a portion of such Asset is so excluded, a portion of such Allocated Value as determined in good faith by the Parties) and the Individual Environmental Threshold and Title Deductible or Environmental Deductible as applicable, shall not apply thereto. If Corporation performs a Phase II ESA in accordance herewith, then to the extent related to an Environmental Liability Notice, Corporation shall provide Contributor with copies of the results of such Phase II ESA. Corporation shall keep the results of the Phase II ESA confidential in accordance with the Confidentiality Agreement and shall not use such results for any purpose prior to Closing other than for the purpose of exercising Corporation’s rights under this Agreement.

102

9.3	NORM and Hazardous Materials.

Without modifying any obligations or remedies under this Agreement, (i) Corporation acknowledges that the Assets have been used for exploration, development, and production of Hydrocarbons and that there may be Hydrocarbons, produced water, wastes, Hazardous Materials or other materials located on or under the Assets or associated with the Assets, (ii) equipment and sites included in the Assets, and the materials and equipment located on the Assets or included in the Assets may contain wastes, Hazardous Materials and/or NORM, (iii) NORM may affix or attach itself to the inside of Wells, materials and equipment as scale or in other forms, (iv) Hazardous Materials, NORM containing material, and/or wastes may have come in contact with soil or other environmental media and (v) special procedures may be required for the remediation, removal, transportation, disposal or other management or handling of soil, water, wastes, Hazardous Materials, and NORM from the Assets.

9.4	Environmental Liability Notice.

Corporation may, by Notice to Contributor on or before the end of the Examination Period, assert the existence of an alleged Environmental Liability (such Notice, the “Environmental Liability Notice”). Except as provided in Section 10.4, no claims for Environmental Liability may be submitted after the Examination Period, and any matters that may otherwise constitute Environmental Liabilities, but for which Corporation has not delivered an Environmental Liability Notice to Contributor prior to the expiration of the Examination Period, shall be deemed to have been waived by Corporation for all purposes. Corporation shall use its commercially reasonable efforts to provide Contributor, on or before the end of each calendar week prior to the expiration of the Examination Period, notice of any Environmental Liability that Corporation or its employees or environmental consultants or contractors conducting Corporation’s Environmental Assessment identifies during the preceding calendar week (and which Corporation has determined in good faith it is reasonably likely to assert as an Environmental Liability hereunder), which notice may be preliminary in nature and supplemented prior to the expiration of the Examination Period; provided, however, that any failure to provide any such preliminary notice shall not prejudice Corporation’s right to assert such Environmental Liability in an Environmental Liability Notice or otherwise affect Corporation’s rights or obligations hereunder.

9.5	Environmental Liability Notice - Details.

To be effective, each Environmental Liability Notice asserting a claim for an Environmental Liability must be prepared in good faith (and the underlying Environmental Liability must be asserted in good faith), delivered in writing and include the following:

(a)	a reasonably detailed description of the alleged Environmental Liability and the basis therefor;

(b)	the Assets affected by the Environmental Liability;

(c)	supporting documents available to Corporation that are reasonably necessary for Contributor to verify the existence of the alleged Environmental Liability; and

103

(d)	the estimated amount of the Lowest Cost Response applicable to such alleged Environmental Liability and the computations upon which Corporation’s good faith belief is based.

Following the delivery of any Environmental Liability Notice, Corporation shall promptly deliver any additional supporting documents that become available to Corporation with respect to the applicable Environmental Liability that it would have been required to include in the applicable Environmental Liability Notice pursuant to Clause (c) above. With respect to any Environmental Liability Notice, if such Environmental Liability Notice (i) is not timely delivered on or prior to the expiration of the Examination Period or (ii) does not meet the requirements set forth in Clauses (a) through (d) above in all material respects, subject to Section 10.4, such Environmental Liability Notice shall not be effective and any Environmental Liability asserted therein shall thereafter be deemed to have forever waived and Corporation shall have no right to assert such Environmental Liability as the basis for an adjustment to the Consideration hereunder.

9.6	Contributor’s and Corporation’s Remedy.

(a)

Subject to this Sections 9.6(a) and 9.8, Contributor shall, at its sole election and no later than 5:00 p.m., Central time, on the third Business Day prior to the Scheduled Closing Date, elect as to each Environmental Liability (other than a Disputed Environmental Matter) to:

(i)	assign the applicable Asset affected by the Environmental Liability to Corporation and reduce the Consideration by the Lowest Cost Response applicable to such Environmental Liability;

(ii)	dispute such Environmental Liability pursuant to Section 9.8; or

(iii)

to the extent the Lowest Cost Response for an Environmental Liability exceeds the Allocated Value of the applicable Asset affected by such Environmental Liability, exclude such Asset from the Assets to be acquired by Corporation at the Closing, in which case, such Asset shall be an Excluded Asset and the Consideration shall be reduced by an amount equal to the Allocated Value of such Asset (and the Individual Environmental Threshold and Environmental Deductible shall not apply thereto).

If Contributor does not deliver a notice of election with respect to the remedies set forth in this Section 9.6(a) by 5:00 p.m., Central time, on the third Business Day prior to the Closing Date, then Contributor shall be deemed to have elected the remedy set forth in Section 9.6(a)(ii).

(b)

For purposes of clarity, Contributor shall be permitted to attempt to cure or remediate to Corporation’s reasonable satisfaction any Environmental Liability prior to Closing and shall not be deemed to have waived any of its rights hereunder (including its right to contest the existence of the applicable Environmental Liability or the Lowest Cost Response thereof) by reason of any such election to attempt to cure or remediate.

104

(c)	With respect to any Disputed Environmental Matter:

(i)	the Asset subject to the applicable Environmental Liability will be acquired by Corporation at Closing;

(ii)

at Closing, Corporation and the Partnership shall issue and deliver to Contributor (A) a number of Partnership Common Units equal to (x) the positive difference (if any) between the Allocated Value and the Lowest Cost Response (as agreed upon by the Parties or, if in dispute as of Closing, then as alleged by Corporation in good faith in the applicable Environmental Liability Notice) for each such Asset divided by (y) the Execution Date Per Share Value and (B) a corresponding number of shares of Corporation Series A Preferred Stock in accordance with Section 2.2(b);

(iii)

the Consideration will be reduced by the Lowest Cost Response (as agreed upon by the Parties or, if in dispute as of Closing, then as alleged by Corporation in good faith in the applicable Environmental Liability Notice) and, at Closing, Corporation and the Partnership will deliver to the Transfer Agent, as part of the Defect Deposit, a number of Partnership Common Units equal to (x) such Lowest Cost Response divided by (y) the Execution Date Per Share Value (together with a corresponding number of shares of Corporation Series A Preferred Stock in accordance with Section 2.2(b)); and

(iv)	prior to the expiration of 10 Business Days after the final determination of the Environmental Arbitrator with respect to a Disputed Environmental Matter:

(A) if such Environmental Liability is determined by the Environmental Arbitrator not to be an Environmental Liability, then the Parties shall instruct the Transfer Agent to release to Contributor from the Defect Deposit Escrow a number of Partnership Common Units equal to (x) the applicable Lowest Cost Response divided by (y) the Execution Date Per Share Value (together with a corresponding number of shares of Corporation Series A Preferred Stock in accordance with Section 2.2(b)); and

(B) if the Parties agree to the disputed Lowest Cost Response or if the disputed Lowest Cost Response is determined by the Environmental Arbitrator, Corporation and Contributor shall instruct the Transfer Agent to release (1) to Corporation from the Defect Deposit Escrow, a number of Partnership Common Units equal to (x) the applicable Lowest Cost Response divided by (y) the Execution Date Per Share Value (together with a corresponding number of shares of Corporation Series A Preferred Stock in accordance with Section 2.2(b)), and (2) to Contributor from the Defect Deposit Escrow, a number of Partnership Common Units equal to (x) the positive difference (if any) between the applicable Lowest Cost Response

105

that constitutes part of the Defect Deposit Amount pursuant to Section 9.6(c)(iii) and the applicable Lowest Cost Response as finally determined pursuant to this Section 9.6(c)(iv)(B) divided by (y) the Execution Date Per Share Value (together with a corresponding number of shares of Corporation Series A Preferred Stock in accordance with Section 2.2(b)).

9.7	Individual Environmental Threshold.

Except as expressly provided in Section 9.6(a)(iii), Corporation may not and has no right to assert or recover for, and there will be no adjustment to the Consideration or other remedy for, any Environmental Liability under this Section 9 unless and until the Lowest Cost Response applicable to such Environmental Liability exceeds the Individual Environmental Threshold. If any Environmental Liability with respect to any Asset arises from the same facts or circumstances as any other Environmental Liability for any Asset, the Lowest Cost Response for each such Environmental Liability shall be aggregated (only in one instance) for purposes of determining whether the Lowest Cost Response for any such Environmental Liability exceeds the Individual Environmental Threshold.

9.8	No Agreement.

If the Parties are unable to agree upon (x) the validity of an alleged Environmental Liability, (y) the Lowest Cost Response for any such Environmental Liability or (z) the adequacy of any curative or remedial actions taken by Contributor to cure or remediate an alleged Environmental Liability, on or before the third Business Day prior to Closing, then such dispute (each, a “Disputed Environmental Matter”) will be exclusively and finally resolved as follows:

(a)	The Parties shall meet and attempt to mutually agree on a resolution to the dispute no later than the Business Day prior to Closing.

(b)	If the Parties are unable to resolve the dispute prior to Closing, then:

(i)

The entirety of the Asset affected by the Environmental Liability will be excluded from the Assets to be acquired by Corporation at the Closing and shall be an Excluded Asset, and the dispute will be resolved by an environmental attorney with at least 10 years’ experience in oil and gas environmental matters in Texas and may not be a current or former employee or outside counsel of a Party or its Affiliates or a Person that has performed (or is a part of a firm that has performed) work for any Party of its Affiliates, or have any financial interest in the dispute (such environmental attorney, the “Environmental Arbitrator”).

(ii)	The Consideration will be reduced in accordance with Section 9.6(c).

(iii)

The Environmental Arbitrator will be selected by agreement of the Parties. If the Parties are unable to agree on the Environmental Arbitrator no later than 30 days after Closing, then the Environmental Arbitrator will be selected by the office of the American Arbitration Association located in Houston, Texas.

106

(iv)

The arbitration proceeding will be held in Houston, Texas, and will be conducted in accordance with the Commercial Arbitration Rules of the American Arbitration Association, to the extent that such rules do not conflict with the terms of this Section 9.8.

(v)

The Environmental Arbitrator’s determination will be made no later than 30 days after the date of submission of the matters in dispute and will be final and binding on the Parties without right of appeal. In making his decision, the Environmental Arbitrator will be bound by the rules set forth in this Section 9 and this Agreement and may consider such other matters as in the opinion of the Environmental Arbitrator are reasonably necessary or helpful to make a proper determination. Additionally, the Environmental Arbitrator may consult with and engage disinterested Third Parties to advise the Environmental Arbitrator. The Environmental Arbitrator will act as an expert for the limited purpose of determining validity of an alleged Environmental Liability or the Lowest Cost Response and may not award damages, interest or penalties to either Party with respect to any other matter.

(vi)

Each Party will bear its own legal fees and other costs of presenting its case. The Party that does not prevail in such arbitration (as determined by the Environmental Arbitrator) shall bear all of the costs and expenses of the Environmental Arbitrator.

(vii)

Nothing herein shall operate to cause Closing to be delayed on account of any arbitration conducted pursuant to this Section 9.8; provided, however, that if the Environmental Arbitrator must resolve one or more Disputed Environmental Matters in order to determine whether the “walk-right” conditions to closing are satisfied pursuant to Section 12.1(e) or Section 12.2(e) because a Party has, prior to the Closing Date, in writing asserted its right to terminate this Agreement subject to resolution of such Disputed Environmental Matter(s), then the Outside Date shall be extended on a day-for-day basis pending resolution of such dispute, and no Party may terminate this Agreement pursuant to Section 13.1(e) on account of any such closing condition not being satisfied unless, based on the Environmental Arbitrator’s resolution of such dispute or the written agreement of the Parties (including Contributor’s written acceptance of any Lowest Cost Response asserted by Corporation with respect to any alleged Environmental Liabilities), the applicable condition(s) are not satisfied.

10.	TITLE AND ENVIRONMENTAL DEDUCTIBLE; DEFECT DEPOSIT

10.1	Title Deductible.

107

Except as expressly provided in Section 8.5(a)(iv), Corporation may not and has no right to assert or recover for, and there will be no adjustment to the Consideration or other remedy for, any Title Defect under Section 8 unless and until the aggregate sum of:

(a)

all Title Defect Amounts in respect of Title Defects that exceed the Individual Title Threshold (excluding any Title Defects cured (either before or after Closing, if cured prior to the expiration of the Cure Period) by Contributor and, for purposes of clarity, including the portion of such Title Defect Amounts that are greater than, equal to or less than the Individual Title Threshold); plus

(b)	the Applicable Title Benefit Value,

exceeds the Title Deductible, after which point Corporation will be entitled to adjustments to the Consideration as set forth in Section 8 for any amounts in excess of the Title Deductible only. For purposes of clarity, such adjustment to the Consideration shall be applied pursuant to the other terms of this Agreement and all or a portion thereof may be delivered by Corporation to the Transfer Agent as the Defect Deposit Escrow.

10.2	Environmental Deductible.

Except as expressly provided in Section 9.6(a)(iii), Corporation may not and has no right to assert or recover for, and there will be no adjustment to the Consideration or other remedy for, any Environmental Liability under Section 9 unless and until the aggregate sum of all Lowest Cost Responses in respect of Environmental Liabilities that exceed the Individual Environmental Threshold (excluding any Environmental Liabilities remediated or otherwise cured prior to the Closing by Contributor) exceeds the Environmental Deductible, after which point Corporation will be entitled to adjustments to the Consideration as set forth in Section 9 for any amounts in excess of the Environmental Deductible only. For purposes of clarity, such adjustment to the Consideration shall be applied pursuant to the other terms of this Agreement and all or a portion thereof may be delivered by Corporation to the Transfer Agent as the Defect Deposit Escrow.

10.3	Deductibles.

Notwithstanding the foregoing Sections 10.1 and 10.2, but subject to Section 10.4, if Contributor timely cures or remediates any Title Defects or Environmental Liabilities as provided herein, and the effect of such cure or remediation causes the Title Deductible or Environmental Deductible, as applicable, to not be exceeded, then, (i) the Parties acknowledge and agree that there will be no adjustments to the Consideration or other remedies provided by Contributor for any Title Defects or Environmental Liabilities, as applicable, (ii) Contributor shall be reimbursed by Corporation for any downward adjustments to the Consideration attributable to any Title Defect Amounts or Lowest Cost Responses, as applicable, that were made at Closing (including, for purposes of clarity, for any Defect Deposit Securities from the Defect Deposit Escrow previously released to Corporation by the Transfer Agent), with such reimbursement to be reflected and accounted for in the Final Settlement Statement (or, if at such time, the final adjustments to the Consideration have already been determined in accordance with Section 3.5, then

108

Corporation and the Partnership shall promptly deliver to Contributor a number of Partnership Common Units equal to (x) such reimbursement amount divided by (y) the Execution Date Per Share Value (together with a corresponding number of shares of Corporation Series A Preferred Stock in accordance with Section 2.2(b))), and (iii) all Defect Deposit Securities held in the Defect Deposit Escrow in respect of Title Defect Amounts or Lowest Cost Responses, as applicable, shall be thereafter released to Contributor. With respect to any Defect Deposit Securities to be released from the Defect Deposit Escrow to Contributor pursuant to Section 8, Section 9 or this Section 10, such shares will be released to Contributor as provided in the joint instructions delivered to the Transfer Agent pursuant to Section 10.6.

10.4	Exceptions.

Notwithstanding anything to the contrary in this Agreement, nothing in Section 8 or 9 shall limit, affect or waive any right or remedy of Corporation, or any obligation, representation or warranty of Contributor, under (a) Sections 5.1(d), 5.1(f), 5.1(k), 5.1(o) (the second sentence thereof), 5.1(p), 5.1(r), 5.1(w) or 5.1(x) or Section 8.11, (b) the special warranty of Defensible Title contained in any of the applicable Assignments, and (c) the Retained Obligations and any indemnification obligations associated therewith, in each case, to the extent provided herein. Notwithstanding the foregoing and for the avoidance of doubt, with respect to any matter or circumstance that Corporation has alleged as a Title Defect or Environmental Liability under Section 8 or 9, as applicable, and that would also constitute a breach of any of the representations and warranties described in clause (a) above, Corporation shall only be entitled to a single recovery of the applicable Liabilities (including relevant Title Defect Amounts or Lowest Cost Responses) arising out of or resulting from such matter or circumstance and Contributor shall not have any obligation or liability under Section 11 or otherwise with respect to any amount to the extent such amount has already been taken into account and applied as an adjustment to the Consideration hereunder.

10.5	Retraction.

Corporation may retract any Defect Notice or Environmental Liability Notice by providing written notice thereof to Contributor after the Examination Period and at least one (1) Business Day prior to the Closing that expressly provides that such Defect Notice or Environmental Liability Notice, as applicable, is retracted, in which case, (a) the Title Defect Amount in such Defect Notice or the Lowest Cost Response in such Environmental Liability Notice, as applicable, shall be disregarded for purposes of this Agreement, including Section 12, (b) Corporation shall be deemed to have waived the applicable alleged Title Defect or Environmental Liability and any right to recovery or remedy therefor, (c) Contributor shall not have any liability with respect to the applicable alleged Title Defect or Environmental Liability hereunder, including under Sections 8 and 9, and (d) with respect to any applicable alleged Title Defect, it shall be considered a Permitted Encumbrance for all purposes hereof.

109

10.6	Defect Deposit.

(a)

If any Defect Deposit Securities have been issued to Contributor and delivered to the Transfer Agent at the Closing pursuant to Section 8 or Section 9, such Defect Deposit Securities will be subject to the provisions of this Section 10.6. All Defect Deposit Securities (i) shall be credited to Contributor in book-entry form on the books and records of the Transfer Agent in the Defect Deposit Escrow and (ii) shall be held in custody by the Transfer Agent and disbursed in accordance with the provisions of Section 8, Section 9, Section 10.6(b) and Section 10.6(c), and, while so held by the Transfer Agent, Contributor shall have sole and exclusive voting power over the Defect Deposit Securities unless and until delivered to Corporation in accordance with this Agreement. Notwithstanding anything herein to the contrary, no fractional Defect Deposit Securities shall be disbursed from the Defect Deposit Escrow, and, to the extent that any such fractional Defect Deposit Securities would be required to be so disbursed but for this sentence, such fractional Defect Deposit Securities shall be rounded up to the nearest whole number of Defect Deposit Securities.

(b)

In the event that any Defect Deposit Securities remain in the Defect Deposit Escrow following such time as all Title Defects have been cured or finally resolved pursuant to Section 8 and all Environmental Liabilities have been finally resolved pursuant to Section 9, then the Parties shall instruct the Transfer Agent to release to the applicable Party from the Defect Deposit Escrow all such remaining Defect Deposit Securities.

(c)

Releases of any Defect Deposit Securities from the Defect Deposit Escrow shall (i) specify the amount of Defect Deposit Securities to be released from the Defect Deposit Escrow, (ii) specify such account and the Person or Persons to whom such amount shall be released and (iii) be made only in accordance with written instructions that are jointly signed by Contributor and Corporation, which instructions shall be in a form acceptable to the Transfer Agent and shall be accompanied by any other documentation that may be requested by the Transfer Agent.

(d)

Corporation and Contributor agree to deliver to the Transfer Agent all powers of attorney, endorsements, affidavits, letters, notices, instructions, directions, consents, certificates, statements, or other papers or documents requested by the Transfer Agent to effectuate the provisions of this Section 10.6.

11.	ASSUMPTION; INDEMNIFICATION; WAIVERS

11.1	Corporation Assumption of Assumed Obligations.

From and after the Closing, Corporation shall assume and agree to fulfill, perform, pay and discharge (or cause to be fulfilled, performed, paid and discharged) the Assumed Obligations.

110

11.2	Retained Obligations.

From and after Closing, Contributor will retain and will remain solely liable and responsible for the fulfillment, performance, payment, and discharge of the Retained Obligations for the periods specified herein. For purposes of clarity, Contributor’s obligations pursuant to the foregoing sentence with respect to any Retained Obligations (other than Specified Retained Obligations) shall terminate and shall no longer be in force and effect following such time as the survival period for Contributor’s indemnification obligations in respect of the same expires pursuant to Section 11.6(c)(iii); provided, however, such Retained Obligations shall not thereafter be deemed to be Assumed Obligations for any purposes hereunder.

11.3	Contributor Indemnity.

From and after Closing, Contributor shall indemnify, defend, and hold harmless Corporation, its Affiliates and each of their respective officers, members, managers, partners, directors, employees and representatives (the “Corporation Indemnified Parties”) against any and all Liabilities as a result of, relating to, or arising out of:

(a)	any breach of any representation or warranty made by Contributor in this Agreement or the certificate delivered pursuant to Section 3.4(a);

(b)	any breach of any covenant or agreement made or to be performed by Contributor under this Agreement; and

(c)	any Retained Obligations.

11.4	Corporation Indemnity.

From and after the Execution Date with respect to Section 11.4(a), and from and after the Closing with respect to Sections 11.4(b) through and including 11.4(d), Corporation shall indemnify, defend, and hold harmless Contributor, its Affiliates and each of their respective officers, members, managers, partners, directors, employees, and representatives (the “Contributor Indemnified Parties”) against any and all Liabilities as a result of, relating to, or arising out of:

(a)

any access by Corporation, its Affiliates or its or their Representatives to any portion of the Assets during the Interim Period, regardless of whether such Liabilities arise out of or result in whole or in part from Contributor’s (or its Affiliates, or their employees’, agents’, contractors’, Representatives’, successors’ or assigns’) sole or concurrent negligence or fault:

(b)	any breach of any representation or warranty made by Corporation in this Agreement or the certificate delivered pursuant to Section 3.3(b);

(c)	any breach of any covenant or agreement made or to be performed by Corporation under this Agreement; and

(d)	the Assumed Obligations.

111

11.5	Express Negligence Rule.

The indemnification and waiver provisions in this Section 11 shall be enforceable regardless of whether any Person (including the Person from whom indemnification is sought) alleges or proves the sole, concurrent, contributory, or comparative negligence of the Person seeking indemnification or the sole or concurrent strict liability imposed upon the Person seeking indemnification, except in the case of gross negligence or willful misconduct by such Person.

11.6	Limitations on Liability.

(a)	Threshold and Deductible on Contributor’s Indemnity. Contributor shall not have any obligation or liability for any indemnification under this Agreement:

(i)

for any individual Liability to which the Corporation Indemnified Parties are entitled to indemnification under this Agreement unless the amount with respect to such Liability (when aggregated with all other Liabilities arising from the same or related facts or circumstances in that instance only) exceeds the Individual Indemnity Threshold; and

(ii)

until and unless the aggregate amount of all Liabilities to which the Corporation Indemnified Parties are entitled to indemnification under this Agreement exceeds the Indemnity Deductible, and then only to the extent such Liabilities exceed the Indemnity Deductible;

provided, however, that Contributor’s indemnity in respect of the Excepted Matters shall not be subject to the Individual Indemnity Threshold or the Indemnity Deductible as set forth in this Section 11.6(a).

(b)

Cap on Contributor’s Liability. The maximum aggregate liability of Contributor under Section 11.3 shall not exceed the Indemnity Cap; provided, however, that such maximum aggregate liability shall not apply to Liabilities as a result of, relating to, or arising out of, the Excepted Matters and no such Liabilities shall apply towards the Indemnity Cap. Notwithstanding anything to the contrary herein, the maximum aggregate liability of Contributor under Section 11.3, including, for purposes of clarity, with respect to Liabilities as a result of, relating to, or arising out of, the Excepted Matters (other than with respect to clause (b) of the definition of Retained Obligations), shall not exceed 100% of the Consideration.

(c)	Survival of Representations, Warranties, Covenants and Agreements.

(i)

The Fundamental Representations shall survive Closing without limitation. The Non-Fundamental Representations (except Section 5.1(g)) shall survive Closing until the date that is 12 months after the Closing Date. Each representation and warranty in Section 5.1(g) shall survive Closing until 30 days after the time for the applicable Governmental Authority to make an assessment with respect to such representation and warranty has expired.

112

(ii)

Except as set forth in Sections 8.11 and 11.6(c)(iii), (A) liability for and indemnification for a breach of the covenants and agreements of the Parties to be performed prior to Closing under this Agreement shall survive Closing until the date that is 12 months after the Closing Date, (B) except for Section 6.7, liability for and indemnification for a breach of the covenants and agreements of the Parties to be performed at and after Closing under this Agreement shall survive Closing until fully performed, and (C) liability for and indemnification for a breach of each covenant and agreement in Section 6.7 shall survive Closing until 30 days after the time for the applicable Governmental Authority to make an assessment with respect to such covenant and agreement has expired.

(iii)

Sections 11.3(a), 11.3(b), 11.4(b) and 11.4(c) shall survive Closing and terminate as of the expiration date of each respective representation, warranty, covenant or agreement that is subject thereto. Section 11.3(c) shall survive the Closing until the date that is 12 months after the Closing Date; provided that (I) Section 11.3(c) shall survive the Closing indefinitely with respect to Contributor’s obligations thereunder related to the Specified Retained Obligations, (II) Section 11.3(c) shall survive the Closing for 24 months with respect to Contributor’s obligations thereunder related to the Retained Obligations described in Clauses (g) and (i) of the definition thereof and (III) Section 11.3(c) shall survive the Closing until 30 days after the time for the applicable Governmental Authority to make an assessment with respect to such items has expired with respect to Contributor’s obligations thereunder related to the Tax Retained Obligations. Sections 11.4(a) and (d) shall survive the Closing indefinitely.

(iv)

Notwithstanding the foregoing in this Section 11.6(c), there shall be no termination of any bona fide claim for breach of any representation, warranty, covenant or agreement asserted and delivered in writing to Contributor or Corporation, as applicable, prior to the termination of such representation, warranty, covenant or agreement under this Section 11.6(c).

(d)

Reductions. The amount of any Liabilities subject to indemnification under this Agreement shall be reduced or reimbursed, as the case may be, by any Third Party insurance proceeds (including reinsurance proceeds received by a wholly owned captive insurance company) and Third Party recoveries actually received by an Indemnified Party with respect to such Liabilities, net of any reasonable out-of-pocket costs and expenses (including all reasonable out-of-pocket costs and expenses incurred by Third Parties in investigating, prosecuting, defending and collecting such recovered amount and any deductibles paid to obtain insurance coverage) actually incurred and Taxes incurred or reasonably expected to be incurred by such Indemnified Party in obtaining such Third Party payment. If an Indemnified Party receives an amount under insurance coverage or from such Third Party with respect to Liabilities that were the subject of indemnification under this Agreement at any time subsequent to indemnification provided thereunder, then Corporation shall, in the case of a Corporation Indemnified Party that receives such

113

proceeds, promptly reimburse or procure such reimbursement to Contributor, and Contributor shall, in the case of a Contributor Indemnified Party that receives such proceeds, promptly reimburse or procure such reimbursement to Corporation, in each case net of any reasonable out-of-pocket costs and expenses (including all reasonable out-of-pocket costs and expenses incurred by Third Parties in investigating, prosecuting, defending and collecting such recovered amount and any deductibles paid to obtain insurance coverage) actually incurred and Taxes incurred or reasonably expected to be incurred by such Indemnified Party in obtaining such Third Party payment.

(e)

Mitigation. Corporation shall, and shall procure that each Corporation Indemnified Party shall, and Contributor shall, and shall procure that each Contributor Indemnified Party shall, make commercially reasonable efforts to mitigate or minimize Liabilities under this Agreement upon and after becoming aware of any event or condition that would reasonably be expected to give rise to any Liabilities that are indemnifiable under this Agreement; provided, that such Indemnified Party shall not be required to incur extraordinary expense or risk to mitigate or minimize any such Liabilities.

(f)

Determining Amount of Liabilities. For the purposes of determining (i) whether a representation or warranty has been breached for the purposes of this Section 11 and (ii) the amount of any Liabilities as a result or, relating to, or arising out of, any breaches of the representations or warranties of Contributor in Section 5 or any certificate delivered under Section 3.4(a), such representations and warranties and the terms of such certificate shall be deemed not qualified by any references to materiality, Contributor Material Adverse Effect or similar qualifiers, and such qualifiers shall be disregarded.

(g)

Certain Rights and Liabilities. Any claim for indemnity under this Section 11 by any current or former Affiliate, stockholder, member, officer, director, employee, agent, lender, advisor, representative, accountant, attorney and consultant of any Party must be brought and administered by the applicable Party to this Agreement. No Person other than Contributor and Corporation shall have any rights against either Contributor or Corporation under the terms of this Section 11 except as may be exercised on its behalf by Corporation or Contributor, as applicable, pursuant to this Section 11. No Contributor Indemnified Party (other than Contributor) or Corporation Indemnified Party (other than Corporation) shall have any obligations or liabilities under this Agreement and:

(i)

Contributor waives and releases each Corporation Indemnified Party (other than Corporation) from any and all Liabilities arising out of the Transaction, this Agreement or the Transaction Documents; and

(ii)	Corporation waives and releases each Contributor Indemnified Party (other than Contributor) from any and all Liabilities arising out of the Transaction, this Agreement or the Transaction Documents.

114

(h)

Notice of Breaches. Each Party shall promptly notify the other Party in reasonable detail after such Party or any of its Affiliates, or any of their respective Representatives, obtains Knowledge that any representation, warranty, covenant or other agreement of such other Party contained in this Agreement is, becomes or will be untrue, or has been or may be breached, as applicable, in any material respect, on or before the Closing Date.

(i)

Waiver of Right to Rescission. The Parties acknowledge and agree that, subject to Section 13.3, the payment of money, as limited by the terms of this Agreement, shall be adequate compensation for breach of any representation, warranty, covenant, or agreement contained herein or for any other Liabilities arising in connection with or with respect to the transactions contemplated by this Agreement. As the payment of money shall be adequate compensation, Corporation and Contributor waive any right to rescind this Agreement or the transactions contemplated hereby.

(j)

No Duplication of Remedies. The amount of any Liabilities to which any Indemnified Party is entitled hereunder shall be determined without duplication of any other recovery hereunder in respect of such Liabilities and, in furtherance of the foregoing, the Parties acknowledge and agree that (i) to the extent any matter results in the breach of more than one representation or warranty of a Party hereunder, the applicable Indemnified Parties shall only be entitled to a single recovery of the applicable Liabilities arising out or resulting from such matter and (ii) neither Party shall have any obligation or liability under this Section 11 with respect to any amount to the extent such amount has already been taken into account and applied as an adjustment to the Consideration hereunder.

11.7	Procedures.

Claims for indemnification under this Agreement shall be asserted and resolved as follows.

(a)

Third Party Claim. If any Person entitled to seek indemnification under this Agreement (an “Indemnified Party”) receives Notice of the assertion or commencement of any claim asserted against an Indemnified Party by a Third Party (“Third Party Claim”) in respect of any matter that is subject to indemnification under this Agreement, the Indemnified Party shall promptly:

(i)	notify the Party obligated to indemnify the Indemnified Party pursuant to this Agreement (the “Indemnifying Party”) of the Third Party Claim; and

(ii)

transmit to the Indemnifying Party a Notice (a “Claim Notice”) describing in reasonable detail the nature of the Third Party Claim, a copy of all papers served with respect to such claim (if any), the Indemnified Party’s estimate of the amount of Liabilities attributable to the Third Party Claim and the basis of the Indemnified Party’s request for indemnification under this Agreement (including the specific indemnification obligation under Section 11.3 or 11.4, as applicable, and any corresponding breach, in each case, that

115

is applicable thereto). Failure to timely provide such Claim Notice shall not affect the right of the Indemnified Party’s indemnification hereunder, except to the extent the Indemnifying Party is materially prejudiced by such delay or omission. For the avoidance of doubt, reference in this Section 11.7 to “indemnification” shall also mean defense and hold harmless remedies.

(b)

Defense by Indemnifying Party. Except with respect to Tax Audits described in Section 6.7(d), the Indemnifying Party shall have the right to defend the Indemnified Party against such Third Party Claim, which right will be deemed waived by the Indemnifying Party if not exercised by delivering written Notice thereof to the Indemnified Party no later than 30 days after the Indemnifying Party’s receipt of the applicable Claim Notice. The Indemnifying Party’s failure to respond in writing to a Notice with respect to a Third Party Claim within the 30-day period shall be deemed an election by the Indemnifying Party not to assume responsibility for defense and payment of the Third Party Claim. The Indemnified Party is authorized, prior to and during such 30-day period, to file any motion, pleading or other answer that it deems necessary or appropriate to protect its interests, or those of the Indemnifying Party, and that is not prejudicial to the Indemnifying Party. If the Indemnifying Party timely notifies the Indemnified Party that the Indemnifying Party elects to assume the defense of the Third Party Claim, then (i) the Indemnifying Party shall have the right to defend such Third Party Claim in good faith with counsel selected by the Indemnifying Party (who shall be reasonably satisfactory to the Indemnified Party), by all appropriate proceedings, to a final conclusion or settlement at the discretion of the Indemnifying Party in accordance with this Section 11.7(b), and the Indemnifying Party shall pay any judgment entered or settlement with respect to such Third Party Claim and (ii) the Indemnifying Party shall have full control of such defense and proceedings, including any compromise or settlement thereof; provided that the Indemnifying Party shall not enter into any settlement agreement or consent to the entry of any judgment with respect thereto, without the written consent of the Indemnified Party (which consent shall not be unreasonably withheld, conditioned, or delayed) that (i) does not result in a final resolution of the Indemnified Parties’ liability to the Third Party with respect to the claim (including, in the case of a settlement, an unconditional written release of the Indemnified Party from all further liability in respect of such claim), (ii) may adversely affect in any material respect the Indemnified Party (other than as a result of money damages covered by the indemnity), (iii) requires a non-monetary commitment by the Indemnified Party, including compliance with an injunction or other equitable relief, (iv) includes any admission of guilt or culpability or (v) could set a legal precedent for, or otherwise prejudice Corporation or any of its Affiliates’ ability to legally defend, any calculation or payment of any royalties or overriding royalties attributable to the period after the Effective Date (including any deduction in connection therewith). If requested by the Indemnifying Party, the Indemnified Party agrees, at the sole cost and expense of the Indemnifying Party, to reasonably cooperate with the Indemnifying Party and its counsel in contesting any Third Party Claim which the Indemnifying Party elects to contest pursuant to this Section 11.7(b), including the

116

making of any related counterclaim against the Third Party asserting the Third Party Claim or any cross complaint against any Person. The Indemnified Party may participate in, but not control, any defense or settlement of any Third Party Claim controlled by the Indemnifying Party pursuant to this Section 11.7(b), and the Indemnified Party shall bear its own costs and expenses with respect to such participation.

(c)

Defense by Indemnified Party. Except with respect to Tax Audits described in Section 6.7(d), if (i) the Indemnifying Party elects (or is deemed to have elected) not to defend the Indemnified Party against a Third Party Claim pursuant to Section 11.7(b) or so elects to defend against such Third Party Claim but fails to diligently prosecute, indemnify against or settle such Third Party Claim, (ii) any Third Party Claim relates to or arises in connection with any Legal Proceeding by a Governmental Authority or any criminal proceeding, action, indictment, allegation or investigation, (iii) under applicable standards of professional conduct, a conflict of interest on any significant issue related to any Third Party Claim exists between the Indemnifying Party, on the one hand, and the Indemnified Party, on the other hand, or (iv) any portion of any Third Party Claim is seeking relief that exceeds any limitation on liability in this Agreement, then the Indemnified Party shall have the right to defend, and be reimbursed for its cost and expense (but only if the Indemnified Party is actually entitled to indemnification hereunder) in regard to the Third Party Claim with counsel selected by the Indemnified Party, by all appropriate proceedings. In such circumstances, the Indemnified Party shall defend any such Third Party Claim in good faith and have full control of such defense and proceedings; provided, however, that the Indemnified Party may not enter into any compromise or settlement of such Third Party Claim if indemnification is to be sought hereunder, without the Indemnifying Party’s consent (which consent shall not be unreasonably withheld, conditioned or delayed). The Indemnifying Party may participate in, but not control, any defense or settlement controlled by the Indemnified Party pursuant to this Section 11.7(c), and the Indemnifying Party shall bear its own costs and expenses with respect to such participation.

(d)

Direct Claim. Any claim by an Indemnified Party on account of Liabilities in respect of any matter that is subject to indemnification under this Agreement and that does not result from a Third Party Claim (a “Direct Claim”) will be asserted by giving the Indemnifying Party reasonably prompt Notice thereof (by delivery of a Claim Notice), but in any event not later than 30 days after the Indemnified Party becomes aware of the events that gave rise to such Direct Claim. Failure to timely provide such Notice shall not affect the right of the Indemnified Party’s indemnification under this Agreement, except to the extent the Indemnifying Party is materially prejudiced by such delay or omission. Such Claim Notice by the Indemnified Party will describe the Direct Claim in reasonable detail, will include copies of all available material written evidence thereof and will indicate the estimated amount, if reasonably practicable, of Liabilities that have been or may be sustained by the Indemnified Party, and will set forth the basis of the Indemnified Party’s request for indemnification under this Agreement (including the specific indemnification obligation under Section 11.3 or 11.4, as applicable, and any

117

corresponding breach, in each case, that is applicable thereto). The Indemnifying Party will have a period of 10 Business Days within which to respond in writing to such Direct Claim. If the Indemnifying Party does not so respond within such 10 Business Day-period, the Indemnifying Party will be deemed to have disputed such Direct Claim, in which event the Indemnified Party will be free to pursue such remedies as may be available to the Indemnified Party on the terms and subject to the provisions of this Agreement, including enforcing its rights under Section 13.3.

11.8	Waiver of Non-Compensatory Damages.

IN NO EVENT WILL EITHER PARTY BE LIABLE FOR ANY INDIRECT, PUNITIVE, SPECIAL, INCIDENTAL, OR CONSEQUENTIAL DAMAGE IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT (INCLUDING THE EXHIBITS AND SCHEDULES ATTACHED HERETO) OR ANY TRANSACTION DOCUMENT (INCLUDING LOSS OF PROFITS, USE, DATA, OR OTHER ECONOMIC ADVANTAGE OR DAMAGES CAUSED BY DELAY, IN EACH CASE, THAT CONSTITUTE CONSEQUENTIAL DAMAGES), HOWEVER IT ARISES, WHETHER FROM BREACH OF THIS AGREEMENT OR ANY TRANSACTION DOCUMENT, OR IN TORT, EVEN IF THAT PARTY HAS BEEN PREVIOUSLY ADVISED IN WRITING OF THE POSSIBILITY OF SUCH DAMAGES AND REGARDLESS OF WHETHER THE CLAIM OR LOSS IS CAUSED BY OR CONTRIBUTED TO BY THE SOLE, JOINT OR CONCURRENT NEGLIGENCE (IN ANY AMOUNT), STRICT LIABILITY, BREACH OF WARRANTY, BREACH OF CONTRACT, BREACH OF STATUTE, OR OTHER FAULT OR LEGAL LIABILITY OF ANY PARTY OR THIRD PARTY; PROVIDED, HOWEVER, THAT THIS SECTION 11.8 SHALL NOT LIMIT ANY LOSS ACTUALLY PAID TO A THIRD PARTY BY AN INDEMNIFIED PARTY THAT IS SUBJECT TO ANY INDEMNIFICATION, DEFENSE OR HOLD HARMLESS REMEDY IN THIS AGREEMENT.

11.9	Disclaimer of Application of Anti-Indemnity Statutes.

The Parties acknowledge and agree that the provisions of any anti-indemnity statute relating to oilfield services and associated activities are not applicable to this Agreement or the Transaction.

11.10	Certain Disclaimers.

EXCEPT AS AND TO THE LIMITED EXTENT EXPRESSLY REPRESENTED OTHERWISE IN SECTION 5, ANY CERTIFICATE DELIVERED UNDER SECTION 3.4(A) OR THE SPECIAL WARRANTY OF DEFENSIBLE TITLE IN THE ASSIGNMENTS, AND EXCEPT FOR FRAUD, CONTRIBUTOR EXPRESSLY DISCLAIMS ANY REPRESENTATION OR WARRANTY, EXPRESS, STATUTORY OR IMPLIED, AS TO (A) TITLE TO ANY OF THE ASSETS, (B) THE CONTENTS, CHARACTER OR NATURE OF ANY REPORT OF ANY PETROLEUM ENGINEERING CONSULTANT, OR ANY ENGINEERING, GEOLOGICAL OR SEISMIC DATA OR INTERPRETATION

118

RELATING TO THE ASSETS, (C) THE QUANTITY, QUALITY OR RECOVERABILITY OF HYDROCARBONS IN OR FROM THE ASSETS, (D) ANY ESTIMATES OF THE VALUE OF THE ASSETS OR FUTURE REVENUES TO BE GENERATED BY THE ASSETS, (E) THE PRODUCTION OF OR ABILITY TO PRODUCE HYDROCARBONS FROM THE ASSETS, (F) THE MAINTENANCE, REPAIR, CONDITION, QUALITY, SUITABILITY, DESIGN OR MARKETABILITY OF THE ASSETS, (G) THE CONTENT, CHARACTER OR NATURE OF ANY INFORMATION MEMORANDUM, REPORTS, BROCHURES, CHARTS OR STATEMENTS PREPARED BY ANY CONTRIBUTOR, ITS AFFILIATES OR THIRD PARTIES WITH RESPECT TO THE ASSETS, (H) ANY MATTER OR CIRCUMSTANCE RELATING TO ENVIRONMENTAL LAWS, ENVIRONMENTAL LIABILITIES, THE RELEASE OF MATERIALS INTO THE ENVIRONMENT OR THE PROTECTION OF HUMAN HEALTH, SAFETY, NATURAL RESOURCES OR THE ENVIRONMENT, OR ANY OTHER ENVIRONMENTAL CONDITION OF THE ASSET, (I) ANY OTHER MATERIALS OR INFORMATION THAT MAY HAVE BEEN MADE AVAILABLE TO CORPORATION OR ITS AFFILIATES OR ANY OF THEIR REPRESENTATIVES IN CONNECTION WITH THE TRANSACTION OR ANY DISCUSSION OR PRESENTATION RELATING THERETO, AND (J) ANY IMPLIED OR EXPRESS WARRANTY OF FREEDOM FROM PATENT OR TRADEMARK INFRINGEMENT. EXCEPT AS AND TO THE LIMITED EXTENT EXPRESSLY REPRESENTED OTHERWISE IN SECTION 5, ANY CERTIFICATE DELIVERED UNDER SECTION 3.4(A) OR THE SPECIAL WARRANTY OF DEFENSIBLE TITLE IN THE ASSIGNMENTS, AND EXCEPT FOR FRAUD, CONTRIBUTOR FURTHER DISCLAIMS ANY REPRESENTATION OR WARRANTY, EXPRESS, STATUTORY OR IMPLIED, OF MERCHANTABILITY, FREEDOM FROM LATENT VICES OR DEFECTS, FITNESS FOR A PARTICULAR PURPOSE OR CONFORMITY TO MODELS OR SAMPLES OF MATERIALS OF ANY OF THE ASSETS, RIGHTS OF A PURCHASER UNDER APPROPRIATE STATUTES TO CLAIM DIMINUTION OF CONSIDERATION OR RETURN OF THE CONSIDERATION, IT BEING EXPRESSLY UNDERSTOOD AND AGREED BY THE PARTIES THAT, EXCEPT FOR THE REPRESENTATIONS, WARRANTIES, COVENANTS AND AGREEMENTS CONTAINED IN THIS AGREEMENT OR ANY TRANSACTION DOCUMENT, CORPORATION SHALL BE DEEMED TO BE OBTAINING THE ASSETS IN THEIR PRESENT STATUS, CONDITION AND STATE OF REPAIR, “AS IS” AND “WHERE IS” WITH ALL FAULTS OR DEFECTS (KNOWN OR UNKNOWN, LATENT, DISCOVERABLE OR UNDISCOVERABLE), AND THAT CORPORATION HAS MADE OR CAUSED TO BE MADE SUCH INSPECTIONS AS CORPORATION DEEMS APPROPRIATE.

119

11.11	Exclusive Remedy and Release.

Except as set forth in Section 13.3, and except for Fraud and the special warranty of Defensible Title contained in the Assignments, the indemnification and remedies set forth in this Section 11 constitutes the sole and exclusive post-Closing remedies of the Parties with respect to any breach of representation or warranty or non-performance of any covenant or agreement contained in this Agreement. Except as set forth in this Section 11, Section 13.3, and except for Fraud and the special warranty of Defensible Title contained in the Assignments, if the Closing occurs, each Party hereby waives, releases, acquits, and forever discharges the other Party and its Affiliates, and its and their officers, directors, members, managers, partners, employees, or agents, or any other Person acting on behalf of such Party, of and from any and all Liabilities whatsoever, which a Party, may have or which may arise in the future directly or indirectly arising out of the condition, use, ownership or operation of the Assets or the Transaction prior to the Closing, including any of the foregoing that is from or relating to the possession, use, handling, management, disposal, investigation, remediation, cleanup, or release of any Hazardous Material or any Environmental Law applicable thereto.

11.12	Tax Treatment.

The Parties shall treat for Tax purposes any amounts paid pursuant to this Section 11 as an adjustment to the Consideration except as otherwise required by applicable Law.

11.13	Indemnity Escrow.

(a)

At the Closing, Corporation shall issue to Contributor and deliver to the Transfer Agent the Indemnity Securities. All Indemnity Securities (i) shall be credited to Contributor in book-entry form on the books and records of the Transfer Agent in the Indemnity Escrow and (ii) shall be held in custody by the Transfer Agent and disbursed in accordance with the provisions of Section 11.13(b), and, while so held by the Transfer Agent, Contributor shall have sole and exclusive voting power over (and all other rights with respect to) the Indemnity Securities unless and until delivered to Corporation in accordance with this Agreement. For the avoidance of doubt, Contributor, or its designee(s), will be entitled to immediate receipt of any dividend, or other amount, paid with respect to any Indemnity Securities while such Indemnity Securities are held in the Indemnity Escrow. Notwithstanding anything herein to the contrary, no fractional Indemnity Securities shall be disbursed from the Indemnity Escrow, and, to the extent that any such fractional Indemnity Securities would be required to be so disbursed but for this sentence, such fractional Indemnity Securities shall be rounded up to the nearest whole number of Indemnity Securities.

(b)

If, during the period from the Closing until the date that is 12 months after the Closing Date (the “Indemnity Escrow Second Release Date”), any Corporation Indemnified Party makes a claim under this Section 11 and becomes entitled to an amount for such claim under this Section 11, then, to the extent there are sufficient Indemnity Securities in the Indemnity Escrow as of such time, Corporation shall first satisfy such amount from the Indemnity Escrow and Corporation and Contributor shall deliver joint written instructions to the Transfer Agent to release to Corporation from the Indemnity Escrow a number of Partnership Common Units equal to (x) the amount to which the applicable Corporation Indemnified Party is entitled hereunder in respect of such claim divided by (y) the Per Share Value as of the date that is three (3) Business Days prior to the date that such Indemnity Securities are so disbursed (together with a corresponding number of shares of Corporation Series A Preferred Stock in accordance with Section 2.2(b)).

120

(c)

On the date that is 180 days after the Closing Date (such date, the “Indemnity Escrow First Release Date”), a number of Partnership Common Units equal to (x) 50% of the Indemnity Escrow Balance as of such time, minus (y) the aggregate amount, if any, which any Corporation Indemnified Party has claimed in good faith under this Section 11, to the extent such amount exceeds that amount of the Indemnity Escrow Balance to be released pursuant to this Section 11.13(c) (to the extent such claims, if any, remain unresolved and valuing the Partnership Common Units included in the Indemnity Escrow Balance at the Per Share Value as of the Indemnity Escrow First Release Date), together with a corresponding number of shares of Corporation Series A Preferred Stock in accordance with Section 2.2(b), shall be released to Contributor. Corporation and Contributor shall promptly (but in any event within five (5) Business Days of the Indemnity Escrow First Release Date) execute and deliver joint written instructions to the Transfer Agent to release to Contributor such amount of Indemnity Securities to be released under this Section 11.13(c).

(d)

On the Indemnity Escrow Second Release Date, a number of Partnership Common Units equal to (x) the Indemnity Escrow Balance as of such time, minus (y) the aggregate amount, if any, which any Corporation Indemnified Party has claimed in good faith under this Section 11 (to the extent such claims, if any, remain unresolved and valuing the Partnership Common Units included in Indemnity Escrow Balance at the Per Share Value as of the Indemnity Escrow Second Release Date), together with a corresponding number of shares of Corporation Series A Preferred Stock in accordance with Section 2.2(b), shall be released to Contributor. Corporation and Contributor shall promptly (but in any event within five (5) Business Days of the Indemnity Escrow Second Release Date) execute and deliver joint written instructions to the Transfer Agent to release to Contributor such amount of Indemnity Securities to be released under this Section 11.13(d).

(e)

Upon the resolution of all such outstanding claims described in the first sentence of Section 11.13(d), Corporation and Contributor shall promptly (but in any event within five (5) Business Days of such resolution) execute and deliver joint written instructions to the Transfer Agent to release to the applicable Party the applicable amount of Indemnity Securities then contained in the Indemnity Escrow.

(f)

Releases of any portion of the Indemnity Escrow Balance shall (i) specify the amount of the Indemnity Escrow Balance to be released from the Indemnity Escrow, (ii) specify such account and the Person or Persons to whom such amount shall be released and (iii) be made only in accordance with written instructions that are jointly signed by Corporation and Contributor, which instructions shall be in a form acceptable to the Transfer Agent and shall be accompanied by any other documentation that may be requested by the Transfer Agent.

121

(g)

Corporation and Contributor agree to deliver to the Transfer Agent all powers of attorney, endorsements, affidavits, letters, notices, instructions, directions, consents, certificates, statements, or other papers or documents requested by the Transfer Agent to effectuate the provisions of this Section 11.13. Any Indemnity Securities that are transferred to Corporation shall be surrendered or cancelled, as applicable, in accordance with the Certificate of Designation and the A&R LP Agreement.

(h)

In the event that there are not sufficient Indemnity Securities in the Indemnity Escrow to satisfy any amounts due to Corporation for any claim under this Section 11 or such claim is made after the Indemnity Escrow Second Release Date, Contributor shall pay the balance of any such claim to Corporation no later than five Business Days following the date such amount becomes due and owing in accordance with Section 14.13.

12.	CONDITIONS PRECEDENT TO CLOSING

12.1	Corporation’s and the Partnership’s Conditions Precedent.

The obligation of Corporation and the Partnership to consummate the Transaction is subject to the fulfillment, on or prior to the Closing Date, of each of the following conditions (any or all of which may be waived by Corporation (on behalf of itself and the Partnership) in whole or in part):

(a)

Representations and Warranties. The (i) Fundamental Representations of Contributor shall be true and correct in all respects on and as of the Execution Date and the Closing Date, with the same force and effect as though such Fundamental Representations had been made or given on and as of the Closing Date (other than Fundamental Representations of Contributor that are expressly made as of a specified date, which need only be true and correct on and as of such specified date) and (ii) the representations and warranties of Contributor set forth in Section 5 (other than the Fundamental Representations of Contributor) shall be true and correct in all respects (without regard to materiality, Contributor Material Adverse Effect or similar qualifiers) on and as of the Execution Date and the Closing Date, with the same force and effect as though such representations and warranties had been made or given on and as of the Closing Date (other than representations and warranties in Section 5 that are expressly made as of a specified date, which need only be true and correct on and as of such specified date), except for those breaches, if any, of such representations and warranties that, individually or in the aggregate, would not have a Contributor Material Adverse Effect.

(b)

Performance of Covenants and Agreements by Contributor. Contributor shall have performed and complied in all material respects with all other obligations and agreements required in this Agreement to be performed or complied with by Contributor, in each case, on or prior to the Closing Date.

122

(c)

No Injunctions or Restraints. No Legal Proceedings (exclusive of Legal Proceedings initiated by Corporation or any of its Affiliates) have been instituted or threatened in writing or claim or demand made against Contributor or Corporation, seeking to restrain or prohibit, or to obtain substantial damages with respect to, the consummation of the Transaction, and there is not in effect any Order by a Governmental Authority of competent jurisdiction restraining, enjoining or otherwise prohibiting the consummation of the Transaction.

(d)	Deliveries. Contributor shall have delivered, or be ready, willing and able to deliver, the items listed in Section 3.4.

(e)

Title Defects and Environmental Liabilities; Casualty Loss, Required Consents and Preferential Rights. In each case subject to the Individual Title Threshold, Individual Environmental Threshold, Environmental Deductible and the Title Deductible, as applicable, the sum of:

(i)

(i) all Title Defect Amounts with respect to Title Defects that have been determined pursuant to Section 8 prior to the Closing (or, if not so determined prior to the Closing, as determined pursuant to Section 8.10), less the Title Defect Amounts of all Title Defects that the Parties agree are cured prior to Closing or with respect to the Excluded Assets, less (ii) the Title Benefit Amounts with respect to Title Benefits that have been determined pursuant to Section 8 prior to the Closing (or, if not so determined prior to the Closing, as determined pursuant to Section 8.10); plus

(ii)

all Lowest Cost Responses with respect to Environmental Liabilities that have been determined pursuant to Section 9 prior to the Closing (or, if not so determined prior to the Closing, as determined pursuant to Section 9.8), less the Lowest Cost Responses of all Environmental Liabilities that the Parties agree are remediated prior to Closing or with respect to the Excluded Assets; plus

(iii)	the amount of all uncured and unrestored Casualty Losses as of the Closing pursuant to Section 6.8; plus

(iv)	the aggregate Allocated Value of all Assets excluded pursuant to the terms of this Agreement,

shall be less than $9,595,665.

(f)	Requisite Shareholder Approval. The Requisite Shareholder Approval shall have been obtained.

(g)

NASDAQ Listing. Corporation shall have timely filed all required notices and other documents related to the listing of the shares of Corporation Common Stock for which the Partnership Common Units (and corresponding shares of Corporation Series A Preferred Stock in accordance with Section 2.2(b)) issuable hereunder (including any Adjustment Securities issuable pursuant to Section 2.3 and Section 3.5) may be exchanged.

123

(h)	JSTX Contribution Agreement. The closing of the transactions contemplated by the JSTX Contribution Agreement shall have occurred, or shall occur concurrently with the Closing.

(i)

Credit Agreement Amendments. (i) The Second Lien Credit Agreement Amendment shall remain in full force and effect and (ii) Corporation shall have obtained the Credit Agreement Amendment and such Credit Agreement Amendment shall be in such form as is reasonably acceptable to Contributor and Corporation.

12.2	Contributor’s Conditions Precedent.

The obligation of Contributor to consummate the Transaction is subject to the fulfillment, prior to or on the Closing Date, of each of the following conditions (any or all of which may be waived by Contributor in whole or in part):

(a)

Representations and Warranties. The (i) Fundamental Representations of Corporation shall be true and correct in all respects on and as of the Execution Date and the Closing Date, with the same force and effect as though such Fundamental Representations had been made or given on and as of the Closing Date (other than Fundamental Representations of Corporation that are expressly made as of a specified date, which need only be true and correct on and as of such specified date) and (ii) the representations and warranties of Corporation set forth in Section 4 (other than the Fundamental Representations of Corporation) shall be true and correct in all respects (without regard to materiality or similar qualifiers) on and as of the Execution Date and the Closing Date, with the same force and effect as though such representations and warranties had been made or given on and as of the Closing Date (other than representations and warranties in Section 4 that are expressly made as of a specified date, which need only be true and correct on and as of such specified date), except for those breaches, if any, of such representations and warranties that, individually or in the aggregate, would not have a Corporation Material Adverse Effect.

(b)

Performance of Covenants and Agreements by Corporation and the Partnership. Corporation and the Partnership shall each have performed and complied in all material respects with all obligations and agreements required by this Agreement to be performed or complied with by Corporation and the Partnership on or prior to the Closing Date.

(c)

No Injunctions or Restraints. No Legal Proceedings (exclusive of Legal Proceedings initiated by Contributor or any of its Affiliates) have been instituted or threatened in writing or claim or demand made against Contributor or Corporation seeking to restrain or prohibit, or to obtain substantial damages with respect to, the consummation of the Transaction, and there is not in effect any Order by a Governmental Authority of competent jurisdiction restraining, enjoining or otherwise prohibiting the consummation of the Transaction.

124

(d)	Deliveries. Corporation and the Partnership shall have delivered, or be ready, willing and able to deliver, the items listed in Section 3.3.

(e)

Title Defects and Environmental Liabilities; Casualty Loss, Required Consents and Preferential Rights. In each case subject to the Individual Title Threshold, Individual Environmental Threshold, Environmental Deductible and the Title Deductible, as applicable, the sum of:

(i)

(i) all Title Defect Amounts with respect to Title Defects that have been determined pursuant to Section 8 prior to the Closing (or, if not so determined prior to the Closing, as determined pursuant to Section 8.10), less the Title Defect Amounts of all Title Defects that the Parties agree are cured prior to Closing or with respect to the Excluded Assets, less (ii) the Title Benefit Amounts with respect to Title Benefits that have been determined pursuant to Section 8 prior to the Closing (or, if not so determined prior to the Closing, as determined pursuant to Section 8.10); plus

(ii)

all Lowest Cost Responses with respect to Environmental Liabilities that have been determined pursuant to Section 9 prior to the Closing (or, if not so determined prior to the Closing, as determined pursuant to Section 9.8), less the Lowest Cost Responses of all Environmental Liabilities that the Parties agree are remediated prior to Closing or with respect to the Excluded Assets; plus

(iii)	the amount of all uncured and unrestored Casualty Losses as of the Closing pursuant to Section 6.8; plus

(iv)	the aggregate Allocated Value of all Assets excluded pursuant to the terms of this Agreement,

shall be less than $9,595,665.

(f)	Requisite Shareholder Approval. The Requisite Shareholder Approval shall have been obtained.

(g)

NASDAQ Listing. Corporation shall have timely filed all required notices and other documents related to the listing of the shares of Corporation Common Stock for which the Partnership Common Units (and corresponding shares of Corporation Series A Preferred Stock in accordance with Section 2.2(b)) issuable hereunder (including any Adjustment Securities issuable pursuant to Section 2.3 and Section 3.5) may be exchanged.

125

(h)	JSTX Contribution Agreement. The closing of the transactions contemplated by the JSTX Contribution Agreement shall have occurred, or shall occur concurrently with the Closing.

(i)

Credit Agreement Amendments. (i) The Second Lien Credit Agreement Amendment shall remain in full force and effect and (ii) Corporation shall have obtained the Credit Agreement Amendment and such Credit Agreement Amendment shall be in such form as is reasonably acceptable to Contributor and Corporation.

13.	TERMINATION

13.1	Termination Rights.

This Agreement may be terminated at any time prior to the Closing:

(a)	by mutual written consent of the Parties;

(b)	by either Contributor or Corporation if:

(i)

Closing has not occurred by May 2, 2021 (the “Outside Date”); provided, however, that the right to terminate this Agreement pursuant to this Section 13.1(b)(i) shall not be available to (A) Corporation if Corporation’s breach of any representation or warranty or failure to perform any covenant or agreement under this Agreement has been the cause of or resulted in the failure of Closing to occur on or before such date or (B) Contributor if Contributor’s breach of any representation or warranty or failure to perform any covenant or agreement under this Agreement has been the cause of or resulted in the failure of Closing to occur on or before such date;

(ii)	the JSTX Contribution Agreement is terminated for any reason;

(iii)

any Governmental Authority has issued an Order or taken any other action permanently restraining, enjoining or otherwise prohibiting Closing and such Order or other action shall have become final and non-appealable; or

(iv)	the Shareholder Meeting (including any adjournments or postponements thereof) shall have concluded and the Requisite Shareholder Approval shall not have been obtained;

(c)

by Corporation if any of the conditions set forth in Section 12.1(a), (b) or (d) has not been satisfied as of the Scheduled Closing Date and such failure has not been, or cannot be, cured on or before the Outside Date and written demand for cure thereof has been delivered by Corporation to Contributor; provided, however, that Corporation may not terminate this Agreement pursuant to this Section 13.1(c) if Corporation is then in breach of any of its representations, warranties or covenants contained in this Agreement, which breach or breaches or failure or failures to perform would, individually or in the aggregate, give rise to the failure of a condition described in Section 12.2;

126

(d)

by Contributor if any of the conditions set forth in Section 12.2(a), (b), or (d) has not been satisfied as of the Scheduled Closing Date and such failure has not been, or cannot be, cured on or before the Outside Date and written demand for cure thereof has been delivered by Contributor to Corporation; provided, however, that Contributor may not terminate this Agreement pursuant to this Section 13.1(d) if Contributor is then in breach of any of its representations, warranties or covenants contained in this Agreement, which breach or breaches or failure or failures to perform would, individually or in the aggregate, give rise to the failure of a condition described in Section 12.1;

(e)

by Corporation if the condition set forth in Section 12.1(e) is not satisfied as of the Scheduled Closing Date or by Contributor if the condition set forth in Section 12.2(e) is not satisfied as of the Scheduled Closing Date, in each case subject to Section 8.10;

(f)	by Contributor if a Change in Recommendation shall have occurred (whether or not such Change in Recommendation is permitted by this Agreement); or

(g)

by Corporation if a Change in Recommendation shall have occurred and the Board of Directors desires to enter into the Corporation Alternative Proposal that is the subject of such Change in Recommendation.

13.2	Effect of Termination.

If this Agreement is terminated by either Contributor or Corporation pursuant to the provisions of Section 13.1, (a) this Agreement shall forthwith become void, and there shall be no further obligation on the part of any Party, except pursuant to the provisions of, Section 1, Section 6.6, Section 6.22(c), this Section 13.2, Section 13.3, Section 13.4, Section 14, and the Confidentiality Agreement (which shall continue pursuant to its terms); provided, however, that, subject to Section 13.3 with respect to Corporation, a termination of this Agreement will not relieve any Party from any liability for damages incurred as a result of a breach by such Party of its covenants, agreements or other obligations hereunder occurring prior to such termination, and (b) notwithstanding any other provision of this Agreement to the contrary, from and after the effective date of such termination, Contributor shall continue to own, operate, use and maintain and shall be permitted to encumber, dispose of, sell or otherwise transfer, in its sole discretion and for its sole benefit, and Corporation shall have no expectancy or other interest in, and shall have no consent, approval or similar rights with respect to, the ownership, operation, use or maintenance or the encumbrance, disposal, sale or transfer of, all or any portion of the Assets.

13.3	Remedies upon Termination.

Each Party hereby acknowledges and agrees that the rights of each Party to consummate the transactions contemplated hereby are special, unique and of extraordinary character and that, if any Party violates or fails or refuses to perform any covenant or agreement made

127

by it herein, the non-breaching Party may be without an adequate remedy at law and the non-breaching Party would be irreparably harmed. Subject to Section 14.14, and prior to the earlier of any valid termination of the Agreement pursuant to Section 13.1 or the Closing, the Parties acknowledge and agree that (a) the Parties shall be entitled to specific performance, an injunction or other equitable relief (without posting of bond or other security or needing to prove irreparable harm or damages) to prevent breaches of the provisions of this Agreement and to enforce specifically this Agreement and the terms and provisions hereof in any action instituted in the courts described in Section 14.9, in addition to any other remedy to which such Person may be entitled, at law or in equity and (b) the right of specific performance and other equitable relief is an integral part of the transactions contemplated by this Agreement and without that right as provided in this Section 13.3, none of the Parties would have entered into this Agreement. The Parties agree not to assert that a remedy of specific performance or other equitable relief is unenforceable, invalid, contrary to Law or inequitable for any reason, and not to assert that a remedy of monetary damages would provide an adequate remedy or that the parties otherwise have an adequate remedy at Law.

13.4	Termination Fee; Expense Reimbursement.

(a)

Without limiting any other rights or obligations set forth in this Agreement, Corporation shall pay, or cause to be paid, to Contributor an amount equal to $1,919,133 (“Termination Fee”), in the event:

(i)	this Agreement is terminated pursuant to Section 13.1(f) or Section 13.1(g);

(ii)

(A) this Agreement is terminated pursuant to Section 13.1(b)(ii), and (B) pursuant to the JSTX Contribution Agreement, the Termination Fee (as defined in the JSTX Contribution Agreement) is payable to JSTX; or

(iii)

(A) after the Execution Date and prior to the Outside Date, a Corporation Alternative Proposal is publicly made to Corporation or is made directly to the Corporation Shareholders or otherwise becomes publicly known or any Person has publicly announced an intention (whether or not conditional) to make a Corporation Alternative Proposal, and such Corporation Alternative Proposal or intended Corporation Alternative Proposal has not been publicly withdrawn without qualification at least five Business Days prior to (1) the Outside Date or, (2) if this Agreement is terminated pursuant to Section 13.1(b)(iv), the date of such termination, (B) Contributor or Corporation, as applicable, terminates this Agreement pursuant to (1) Section 13.1(b)(i) and the condition in Section 12.1(f) or 12.2(f), as applicable, has not been satisfied prior to such termination or (2) Section 13.1(c), and (C) within 12 months of such termination, Corporation enters into a definitive agreement (other than a confidentiality agreement) with respect to a Corporation Alternative Proposal (or Corporation publicly approves or recommends to the Corporation Shareholders or otherwise does not oppose, in the case of a tender or exchange offer, a Corporation Alternative Proposal), in any case which is ultimately consummated

128

regardless of whether outside such 12-month period, or consummates a Corporation Alternative Proposal; provided that the amount of the Termination Fee payable pursuant to this Section 13.4(a)(iii) shall be reduced by the amount of any Expense Reimbursement previously paid to Contributor pursuant to Section 13.4(b).

(b)

Without limiting any other rights or obligations set forth in this Agreement, in the event this Agreement is terminated pursuant to (i) Section 13.1(b)(iv) and a Change in Recommendation has not occurred or (ii) Section 13.1(b)(ii), and, pursuant to the JSTX Contribution Agreement, the Expense Reimbursement (as defined in the JSTX Contribution Agreement) is payable to JSTX, Corporation shall pay, or cause to be paid, to Contributor an amount equal to Contributor’s and its Affiliates’ reasonable and documented third-party costs and expenses, including reasonable legal fees and expenses and other professional fees and expenses, incurred since March 1, 2020 in connection with Contributor’s or its Affiliate’s pursuit of a purchase and sale or similar transaction with respect to the Assets (the “Expense Reimbursement”); provided, however, that the Expense Reimbursement, together with the Expense Reimbursement (as defined in the JSTX Contribution Agreement) payable under the JSTX Contribution Agreement, shall not exceed (A) $2,826,000 in the aggregate, plus (B) any and all fees and expenses (including documented attorney’s fees and expenses) reasonably incurred by Contributor or its Affiliates in an action to enforce the payment of the Expense Reimbursement together with the Expense Reimbursement (as defined in the JSTX Contribution Agreement) and its and their rights under and in accordance with this Agreement and the JSTX Contribution Agreement; provided, however, that such fees and expenses under this clause (B) shall not exceed $1,000,000.

(c)

Any payment contemplated by this Section 13.4 shall be made by wire transfer of immediately available funds to such accounts as directed by Contributor and (i) in the case of Section 13.4(b), shall be made within two Business Days following the termination of this Agreement, and (ii) in the case of Section 13.4(a)(iii), shall be made within two Business Days following consummation of such Corporation Alternative Proposal.

(d)

Corporation acknowledges and agrees that the agreements contained in this Section 13.4 are an integral part of the transactions contemplated by this Agreement and that, without these agreements, Contributor would not enter into this Agreement. Accordingly, if Corporation fails promptly to pay the amount due pursuant to this Section 13.4, and, in order to obtain such payment, Contributor commences a Legal Proceeding that results in a judgment in its favor for such payment, Corporation shall pay to Contributor its costs and expenses (including reasonable attorneys’ fees and expenses) in connection with such Legal Proceeding, together with interest on the amount of such payment from the date such payment was required to be made until the date of payment at the prime rate as published by The Wall Street Journal in effect on the date such payment was required to be made (such costs, expenses and interest, the “Termination Expenses”). In no event shall Corporation be obligated to pay more than one Termination Fee under this Agreement.

129

Notwithstanding anything to the contrary in this Agreement, in the event that the Termination Fee becomes due and payable and it (and any Termination Expenses, if applicable) is actually paid to Contributor in accordance with this Section 13.4, payment of such Termination Fee (and any Termination Expenses, if applicable) shall be the sole and exclusive remedy of Contributor and its Affiliates against Corporation and the Corporation Subsidiaries and any of their respective former, current, or future equityholders, Representatives or Affiliates, for any loss or damage suffered based upon, arising out of or relating to this Agreement, the negotiation, execution or performance hereof or the transactions contemplated by this Agreement, the failure of the Closing to be consummated and any breach of any covenant or agreement or otherwise in respect of this Agreement, except in the case of Fraud or any Knowing and Intentional Breach of this Agreement. Solely for purposes of establishing the basis for the amount thereof and, without in any way increasing the amount of the Termination Fee, expanding the circumstances in which the Termination Fee is to be paid or restricting or modifying the other rights of Contributor hereunder, in the event of the valid termination of this Agreement under circumstances in which the Termination Fee (and any Termination Expenses, if applicable) is due and payable pursuant to this Section 13.4 and is actually paid, it is agreed that the Termination Fee (and any Termination Expenses, if applicable) shall be liquidated damages, and not a penalty, and the payment thereof in such circumstances is supported by due and sufficient consideration; provided that no payment of a Termination Fee (and any Termination Expenses, if applicable) shall be considered in lieu of, or a replacement or substitution for, damages incurred in the event of any Fraud or any Knowing and Intentional Breach of this Agreement.

(e)

While Contributor may pursue both a grant of specific performance or other equitable remedy under Section 13.3 and, following termination of this Agreement, the payment of the Termination Fee (and any Termination Expenses, if applicable), under no circumstances shall Contributor be permitted or entitled to receive both a grant of specific performance or other equitable relief and any money damages (including the Termination Fee and, if applicable, the Termination Expenses) in connection with this Agreement or any termination of this Agreement.

13.5	Return of Documentation and Confidentiality.

Upon termination of this Agreement prior to Closing, Corporation shall return to Contributor all title, engineering, geological and geophysical data, environmental assessments and reports, maps and other information furnished by Contributor to Corporation and all reports prepared by Third Parties on behalf of Corporation in connection with its due diligence investigation of the Assets, in each case in accordance with the Confidentiality Agreement and Corporation shall keep all such information confidential in accordance with the terms of the Confidentiality Agreement. Contributor agrees that Corporation makes no representations or warranties as to, and shall have no liability to Contributor for, the information contained in any such reports.

130

14.	MISCELLANEOUS

14.1	Notices.

All notices and other communications and deliveries to and between the Parties pursuant to this Agreement (“Notice”) must be in writing and will be deemed to have been duly given when (i) delivered in person, (ii) the date shown as received on the return notice after posting in the United States mail having been sent by certified mail return receipt requested, (iii) delivered by e-mail and promptly confirmed via affirmative reply email from the intended recipient that such email was received; or (iv) if by Federal Express or UPS overnight delivery (or other reputable overnight delivery service), the date shown on the notice of delivery. Addresses for all such notices and communication shall be as follows:

(a)	If to Contributor, to:

Rocky Creek Resources, LLC

c/o Juniper Capital Advisors, L.P.

Attention: Edward Geiser; Josh Schmidt

2727 Allen Parkway, Suite 1850

Houston, Texas 77019

Email: egeiser@juncap.com; jschmidt@juncap.com

With copies to:

Juniper Capital Advisors, L.P.

Attention: Tim Gray

2727 Allen Parkway, Suite 1850

Houston, Texas 77019

Email: tgray@juncap.com

and

Boomtown Oil LLC

Attention: Sean Fitzgerald; Michael Rozenfeld

1416 Campbell Road, Building B, Suite 208

Houston, Texas 77055

Email: sean.fitzgerald@boomtownoil.com;

            michael.rozenfeld@boomtownoil.com

and

Willkie Farr & Gallagher LLP

Attention: Michael Piazza

600 Travis Street, Suite 2100

Houston, Texas 77002

Email: mpiazza@willkie.com

131

(b)	If to Corporation or the Partnership, to:

Penn Virginia Corporation

Attention: Rusty Kelley

                 Katie Ryan

16285 Park Ten Place, Suite 500

Houston, Texas 77084

Email: rusty.kelley@pennvirginia.com

            katie.ryan@pennvirginia.com

With a copy to:

Kirkland & Ellis LLP

Attention: Anthony Speier, P.C.

                 Chad M. Smith

609 Main Street, Suite 4500

Houston, Texas 77002

Email: anthony.speier@kirkland.com

            chad.smith@kirkland.com

or to such other address or addresses as a Party may from time to time designate to the other Parties in writing. Whenever this Agreement refers to a number of days, such number shall refer to calendar days unless Business Days are specified. Whenever any action must be taken hereunder on or by a day that is not a Business Day, then such action may be validly taken on or by the next day that is a Business Day.

14.2	Assignment.

No Party may assign or otherwise transfer this Agreement in whole or in part, or assign or otherwise transfer any of its rights under this Agreement, or delegate or otherwise transfer any of its obligations or duties under this Agreement. Any attempted assignment or other transfer by a Party of this Agreement in whole or in part, or assignment or other transfer by a Party of any rights under this Agreement, or delegation or other transfer by a Party of any obligations or duties under this Agreement in violation of this Agreement, shall be deemed void and of no effect. This Agreement will inure to the benefit of a Party’s successors and permitted assigns.

14.3	Rights of Third Parties.

Except for the provisions of Sections 11.3 and 11.4, nothing expressed or implied in this Agreement is intended or shall be construed to confer upon or give any Person, other than the Parties, any right or remedies under or by reason of this Agreement.

14.4	Counterparts.

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Any facsimile or email copies hereof or signature hereon shall, for all purposes, be deemed originals. No Party shall be bound until such time as all of the Parties have executed counterparts of this Agreement.

132

14.5	Entire Agreement.

This Agreement (together with the Schedules and Exhibits), the Transaction Documents and the Confidentiality Agreement constitute the entire agreement among the Parties and supersede any other agreements, whether written or oral, which may have been made or entered into by or among any of the Parties or any of their respective Affiliates relating to the Transaction.

14.6	Disclosure Schedule.

Unless the context otherwise requires, all capitalized terms used in the Schedules shall have the respective meanings assigned in this Agreement. No reference to or disclosure of any item or other matter in the Schedules shall be construed as an admission or indication that such item or other matter is material or that such item or other matter is required to be referred to or disclosed in the Schedules. No disclosure in the Schedules relating to any possible breach or violation of any agreement or Law shall be construed as an admission or indication that any such breach or violation exists or has actually occurred. The inclusion of any information in the Schedules shall not be deemed to be an admission or acknowledgment by Contributor, in and of itself, that such information is material to or outside the ordinary course of the business of Contributor or required to be disclosed on the Schedules. If any fact, condition, or matter disclosed in Contributor’s disclosure Schedules applies to more than one Section of Section 5 and it is reasonably apparent from the face of such disclosure that such fact, condition, or matter applies to another Section of Section 5, then such disclosure of such fact, condition or matter on Contributor’s disclosure Schedules shall constitute disclosure with respect to such other Section of Section 5 to which such fact, condition, or other matter applies, regardless of the section of Contributor’s disclosure Schedules in which such fact, condition, or other matter is described, in each case, to the extent such disclosure; provided that this sentence shall not apply to any disclosure in Schedule 5.1(h)(i) that is merely a disclosure of the Material Contract itself.

14.7	Amendments.

This Agreement may be amended or modified in whole or in part, and terms and conditions may be waived, only by a duly authorized agreement in writing which makes reference to this Agreement executed by each Party.

14.8	Severability.

If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement shall remain in full force and effect. The Parties further agree that if any provision contained herein is, to any extent, held invalid or unenforceable in any respect under the Laws governing this Agreement, they shall take any actions necessary to render the remaining provisions of this Agreement valid and enforceable to the fullest extent permitted by Law and, to the extent necessary, shall amend or otherwise modify this Agreement to replace any provision contained herein that is held invalid or unenforceable with a valid and enforceable provision giving effect to the intent of the Parties to the greatest extent legally permissible.

133

14.9	Governing Law and Venue; Wavier of Jury Trial.

This Agreement and the relationship of the Parties with respect to the transactions contemplated hereby shall be governed by the laws of the State of Texas without regard to conflicts of laws principles that require the application of another jurisdiction’s laws. Each Party agrees that it shall bring any action or proceeding in respect of any claim arising out of or related to this Agreement exclusively in the United States District Court for the Southern District of Texas (or if subject matter jurisdiction before the federal court does not exist, then before any state court in Houston, Harris County, Texas) (the “Chosen Courts”), and each Party (a) irrevocably submits to the exclusive jurisdiction of the Chosen Courts, (b) waives any objection to laying venue in any such action or proceeding in the Chosen Courts, and (c) waives any objection that the Chosen Courts are an inconvenient forum or do not have jurisdiction over any Party; provided, however, that any claim to be resolved by the Title Arbitrator, Environmental Arbitrator or the Settlement Statement Arbitrator in accordance with this Agreement shall be resolved thereby in accordance with this Agreement; provided, however, that for the limited purposes of Section 13.3 and any rights asserted by either Party in accordance therewith, this Agreement shall be governed by, and construed in accordance with, the laws of the jurisdiction governing the JSTX Contribution Agreement, without giving effect to any choice or conflict of law provision or rule that would cause the application of laws of any other jurisdiction. THE PARTIES HEREBY, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY ANY PARTY AGAINST ANOTHER IN ANY MATTER WHATSOEVER ARISING OUT OF OR IN RELATION TO OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. In the event of litigation relating to this Agreement, the prevailing Party (as determined by a final, non-appealable judgment rendered by a court of competent jurisdiction) will be entitled to recover its reasonable attorney’s fees and expenses. The Parties further agree, to the extent permitted by Law, that a final and non-appealable judgment against a Party in any action or proceeding contemplated above shall be conclusive and may be enforced in any other jurisdiction within or outside the United States of America by suit on the judgment, a certified or exemplified copy of which shall be conclusive evidence of the fact and amount of such judgment.

14.10	Waivers.

Any failure by a Party to comply with any of its obligations, agreements or conditions herein contained may be waived by the Party or Parties to whom such compliance is owed by an instrument signed by such Party or Parties and expressly identified as a waiver, but not in any other manner. No waiver of, or consent to a change in, any of the provisions of this Agreement shall be deemed or shall constitute a waiver of, or consent to a change in, other provisions hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided. Except as otherwise provided in this Agreement, no delay in timely exercising any rights arising from any of the provisions of this Agreement shall be deemed or shall constitute a waiver thereof.

134

14.11	Conspicuous.

The Parties agree that, to the extent required by applicable Law to be effective or enforceable, the provisions of this Agreement in bold-type font are “conspicuous” for the purpose of any applicable Law.

14.12	Time of Essence.

This Agreement contains a number of dates and times by which performance or the exercise of rights is due, and the Parties intend that each and every such date and time be the firm and final date and time, as agreed. For this reason, each Party hereby waives and relinquishes any right it might otherwise have to challenge its failure to meet any performance or rights election date applicable to it on the basis that its late action constitutes substantial performance, to require the other Parties to show prejudice, or on any equitable grounds. Without limiting the foregoing, time is of the essence in this Agreement. If the date specified in this Agreement for giving any Notice or making any payment is not a Business Day (or if the period during which any Notice is required to be given or any payment made expires on a date which is not a Business Day), then the date for giving such Notice or making such payment (and the expiration date of such period during which Notice is required to be given or payment made) shall be the next day which is a Business Day.

14.13	Cash Payments.

Unless otherwise agreed by the Parties, all payments to be made in cash under this Agreement must be made by the paying Party or Parties to the receiving Party or Parties by wire transfer in immediately available funds. The receiving Party or Parties will, before any such payment, notify the paying Party or Parties of the payment details of the receiving Party’s or Parties’ bank account for such payment.

14.14	No Recourse.

Notwithstanding anything that may be expressed or implied in this Agreement or any Transaction Document, and notwithstanding the fact that any Party may be a partnership or limited liability company, each Party, by its acceptance of the benefits of this Agreement, covenants, agrees, and acknowledges that no Person other than the Parties shall have any obligation hereunder or thereunder and that it has no rights of recovery hereunder or thereunder against, and no recourse hereunder or thereunder or in respect of any oral representations made or alleged to be made in connection herewith or therewith shall be had against, any former, current or future director, officer, agent, Affiliate, manager, assignee, incorporator, controlling Person, fiduciary, Representative, or employee of any Party (or any of their successors or permitted assignees), against any former, current, or future general or limited partner, manager, stockholder or member of any Party (or any of their successors or permitted assignees) or any Affiliate thereof or against any former, current, or future director, officer, agent, employee, Affiliate, manager, assignee,

135

incorporator, controlling Person, fiduciary, Representative, general or limited partner, stockholder, manager, or member of any of the foregoing, but in each case not including the Parties (each, but excluding, for the avoidance of doubt, the Parties, a “Party Affiliate”), whether by or through attempted piercing of the corporate veil, by or through a claim (whether in tort, contract, or otherwise) by or on behalf of such party against the Party Affiliates, by the enforcement of any assessment, by any legal or equitable proceeding, or by virtue of any statute, regulation, or other applicable Law, or otherwise; it being expressly agreed and acknowledged that no personal liability whatsoever shall attach to, be imposed on, or otherwise be incurred by any Party Affiliate, as such, for any obligations of the applicable Party under this Agreement or the transactions contemplated hereby, under any Transaction Documents, in respect of any oral representations made or alleged to be made in connection herewith or therewith, or for any claim (whether in tort, contract, or otherwise) based on, in respect of, or by reason of, such obligations or their creation.

[SIGNATURE PAGE FOLLOWS]

136

IN WITNESS WHEREOF, the Parties have duly executed this Agreement as of the Execution Date.

CONTRIBUTOR:

ROCKY CREEK RESOURCES, LLC

By:	/s/ Edward Geiser
Name:	Edward Geiser
Title:	Authorized Signatory

Signature Page to Contribution Agreement

CORPORATION:

PENN VIRGINIA CORPORATION

By:	/s/ Darrin J. Henke
Name:	Darrin J. Henke
Title:	President and Chief Executive Officer

PARTNERSHIP:

PV ENERGY HOLDINGS, L.P.

By: PV Energy Holdings GP, LLC, its general partner

By:	/s/ Darrin J. Henke
Name:	Darrin J. Henke
Title:	President and Chief Executive Officer

Signature Page to Contribution Agreement

Exhibit 10.1

AMENDMENT NO. 1 TO CREDIT AGREEMENT

This AMENDMENT NO. 1 TO CREDIT AGREEMENT (this “Agreement”) dated as of November 2, 2020 is among Penn Virginia Holding Corp., a Delaware corporation (the “Borrower”), Penn Virginia Corporation, a Virginia corporation (“Holdings”), the guarantors listed on the signature page hereto (the “Guarantors”) and the Lenders (as defined below) party hereto (the “Consenting Lenders”).

RECITALS

A.

The Borrower, Holdings, Jefferies Finance LLC, as administrative agent (in such capacity, the “Administrative Agent”) and collateral agent (in such capacity, the “Collateral Agent”) for the Lenders, and the financial institutions party thereto from time to time, as lenders (the “Lenders”) are parties to that certain Credit Agreement dated as of September 29, 2017 (the “Existing Credit Agreement”; as amended by this Agreement, the “Credit Agreement”).

B.

The Borrower, Holdings, each of the Guarantors and the Lenders party hereto (each such Lender, a “Consenting Lender”) wish to, subject to the terms and conditions set forth herein, amend the Existing Credit Agreement as provided herein, with such amendments becoming effective as of the Effective Date (as defined below).

NOW THEREFORE, in consideration of the premises and the mutual covenants, representations and warranties contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1. Defined Terms. As used in this Agreement, each of the terms defined in the opening paragraph and the Recitals above shall have the meanings assigned to such terms therein. Each term defined in the Credit Agreement and used herein without definition shall have the meaning assigned to such term in the Credit Agreement, unless expressly provided to the contrary.

Section 2. Other Definitional Provisions. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (c) the words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement, (e) any reference to any law or regulation herein shall, unless otherwise specified, refer to such law or regulation as amended, modified or supplemented from time to time, and (f) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights. Titles and captions of Articles, Sections and subsections in this Agreement are for convenience only, and neither limit nor amplify the provisions of this Agreement.

Section 3. Consent to Non-Pro Rata Prepayment. Notwithstanding anything to the contrary set forth in the Credit Agreement, each Consenting Lender hereby agrees to the repayment in full of all outstanding Advances owed to PensionDanmark Pensionforsikringsaktieselskab - (PensionDanmark II) (the “Non-Consenting Lender”), together with all accrued interest thereon and any related fees and expenses owed to such Non-Consenting Lender in connection therewith; provided that (i) the aggregate principal amount of such Advances does not exceed $1,500,000 and (ii) such repayment occurs on the Closing Date or the immediately succeeding Business Day. Each Consenting Lender hereby waives any requirement that the amounts received by the Non-Consenting Lender be shared equally and ratably with the Consenting Lenders.

Section 4. Amendments to Credit Agreement. Effective as of the Effective Date, (a) the Existing Credit Agreement shall be amended and restated in its entirety to read as set forth in Annex A hereto and (b) Schedule I to the Existing Credit Agreement shall be replaced in its entirety with Schedule I attached hereto as Annex B.

Section 5. Conditions to Effectiveness.

(a) This Agreement shall become effective and enforceable against the parties hereto upon the receipt by the Consenting Lenders of this Agreement, duly executed by the Borrower, Holdings, the Guarantors and the Consenting Lenders (such date, the “Closing Date”).

(b) The amendments to the Existing Credit Agreement set forth in Section 4 of this Agreement shall become effective and enforceable against the parties hereto upon the occurrence of the following conditions, which may occur prior to, concurrently with or after the Closing Date (the date on which such conditions occur, the “Effective Date”):

(i) Amendment. The Consenting Lenders shall have received this Agreement, duly executed by the Borrower, Holdings, the Guarantors and the Consenting Lenders.

(ii) Fees. The Borrower shall have paid (1) the fees, costs and expenses of the Consenting Lenders required by the Credit Agreement to the extent invoices for such fees, costs, and expenses have been presented to the Borrower at least one Business Day prior to the Effective Date and (2) the fees, costs and expenses required to be paid on or prior to the Effective Date pursuant to (x) that certain Amendment Fee Letter, dated as of the Closing Date, by and among the Borrower and Ares Capital Corporation in its capacity as Successor Agent (as defined therein) and (y) that certain Administrative Agent Fee Letter, dated as of the Closing Date, by and among the Borrower and Ares Capital Corporation in its capacity as Successor Agent (as defined therein).

(iii) Voluntary Prepayment. The Administrative Agent (1) shall have received, for the account of the Lenders, an amount equal to $50,000,000, to be applied in accordance with each Lender’s Pro Rata Share and (2) shall have received evidence satisfactory to it that, substantially concurrently with the Effective Date, the Borrower will prepay outstanding Advances (as defined in the First Lien Credit Agreement) under the First Lien Credit Agreement in an aggregate principal amount equal to $100,000,000 (less costs, fees and expenses related to the First Amendment, the Revolver Amendment, the Contribution Transactions, the RCR Transactions and the transactions contemplated thereby).

(iv) JSTX Contribution Agreement. The “Closing”, as such term is defined in that certain Contribution Agreement, dated on or about the Closing Date, by and between Holdings, JSTX Holdings, LLC (“JSTX”) and the Partnership (as defined therein) (as amended, restated, supplemented or otherwise modified from time to time, subject to this clause (iv), the “JSTX Contribution Agreement”) shall have occurred in accordance with the terms thereof prior to or substantially concurrently with the Effective Date, without giving effect to any amendments, consents or waivers by Holdings or any other party thereto that amend, modify or waive any terms of the JSTX Contribution Agreement in a manner that is materially adverse to the Lenders (in their capacities as such) without the consent of the Majority Lenders.

(v) RCR Contribution Agreement. The “Closing”, as such term is defined in that certain Contribution Agreement, dated on or about the Closing Date, Holdings, Rocky Creek Resources, LLC, a Delaware limited liability company (“RCR”) and the Partnership (as defined therein) (as amended, restated, supplemented or otherwise modified from time to time, subject to this clause (v), the “RCR Contribution Agreement” and together with the JSTX Contribution Agreement, the “Contribution Agreements”) shall have occurred in accordance with the terms thereof prior to or substantially concurrently with the Effective Date, without giving effect to any amendments, consents or waivers by Holdings or any other party thereto that amend, modify or waive any terms of the RCR Contribution Agreement in a manner that is materially adverse to the Lenders (in their capacities as such) without the consent of the Majority Lenders.

(vi) Specified Representations; No Default. Prior to and immediately after giving effect to the Effective Date, (1) each of the Specified Representations shall be true and correct in all material respects (unless already qualified by materiality or Material Adverse Change in the text thereof, in which case, such representations and warranties shall be true and correct in all respects) on and as of the Effective Date except to the extent that any such representation or warranty expressly relates solely to an earlier date, in which case it shall have been true and correct in all material respects (unless already qualified by materiality or Material Adverse Change in the text thereof, in which case, such representations and warranties shall be true and correct in all respects) as of such earlier date and (2) no Default or Event of Default shall have occurred and be continuing (excluding any Default or Event of Default that has occurred and is continuing solely as a result of the inaccuracy of any representation or warranty (other than the Specified Representations) made pursuant to Section 7(b) of this Agreement).

(vii) Representations and Warranties in Contribution Agreements. Each of the representations and warranties made by or on behalf of RCR under the RCR Contribution Agreement and by or on behalf of JSTX under the JSTX Contribution Agreement, the inaccuracy of which would provide Holdings or the Partnership (as defined therein) the right to terminate its (or their) obligations (or decline to consummate the transactions contemplated by the RCR Contribution Agreement and the JSTX Contribution Agreement, as applicable), shall be true and correct in all respects.

(viii) Joinder; Security Instruments. The Consenting Lenders shall have received (1) a Guaranty (or joinder thereto), duly executed by Intermediate and in form and substance reasonably satisfactory to the Administrative Agent, (2) a joinder to the Security Agreement duly executed by Intermediate and in form and substance reasonably satisfactory to the Administrative Agent, (3) certificates evidencing the Equity Interests of the Borrower, if any, and powers executed in blank for each such certificate and (4) appropriate UCC-1 Financing Statements covering the Collateral of Intermediate for filing with the appropriate authorities and any other documents, agreements or instruments necessary to create an Acceptable Security Interest in such Collateral.

(ix) Authorization. The Consenting Lenders shall have received (1) true and correct copies, certified as of the Effective Date by a Responsible Officer of each Loan Party of (A) the resolutions of the Board of Directors (or other applicable governing body) of such Loan Party approving this Agreement and the transactions contemplated hereby, (B) the partnership agreement, articles or certificate of incorporation, or certificate of formation (as applicable) and the limited liability company agreement, operating agreement, partnership agreement or bylaws (as applicable) of such Loan Party, (C) all other documents evidencing other necessary corporate action and necessary and material Governmental Approvals, if any, with respect to the Loan Documents to which such Loan Party is a party and the other transactions contemplated hereby and (2) certificates of a Responsible Officer of each Loan Party certifying the names and true signatures of the officers of such Loan Party authorized to sign this Agreement and the other Loan Documents to which such Loan Party is a party.

(x) Contribution Agreements. Unless otherwise publicly filed, the Consenting Lenders shall have received true and correct copies, certified as of the Effective Date by a Responsible Officer of Holdings, of (A) the Contribution Agreements and each other material agreement, instrument or other document executed and delivered in connection with the transactions contemplated thereby and (B) the partnership agreement, articles or certificate of incorporation, or certificate of formation (as applicable) and the limited liability company agreement, operating agreement, partnership agreement or bylaws (as applicable) of each of Holdings and General Partner.

(c) Material Adverse Effect. Between the Closing Date and the Effective Date, (i) there has not been any occurrence of a “Company Material Adverse Effect”, (as such term is defined in the JSTX Contribution Agreement as in effect on the Closing Date) which would result in a failure to satisfy the condition set forth in Section 2.3(b)(i) of the JSTX Contribution Agreement and (ii) there has not been any occurrence of a “Corporation Material Adverse Effect” (as such term is defined in the RCR Contribution Agreement) which would result in a failure to satisfy the condition set forth in Section 12.2(a) of the RCR Contribution Agreement as in effect on the date hereof.

(d) No Other Debt. On the Effective Date, after giving effect to the other conditions set forth in this Section 5, the Borrower shall not have outstanding any Indebtedness or preferred stock (or direct or indirect guarantee or other credit support in respect thereof), other than Indebtedness under (a) the Credit Agreement, (b) the First Lien Credit Agreement (and letters of credit issued thereunder) as amended by the Revolver Amendment and (c) other Indebtedness permitted under the Credit Agreement.

(e) Revolver Amendment. The Administrative Agent shall have received a duly executed copy of the Revolver Amendment which shall be effective on or prior to the Effective Date.

(f) Other Deliverables. The Administrative Agent shall have received a customary opinion of outside counsel with respect to Intermediate and the Guaranty and joinder of Intermediate contemplated by Section 5(b)(ii).

(g) Agent Related Changes. Notwithstanding anything to the contrary contained herein, the effectiveness of this Agreement solely as it relates to the replacement of the Administrative Agent and the Collateral Agent and the amendments to the Existing Credit Agreement that affect the rights or duties of the Administrative Agent and the Collateral (the “Agent Related Changes”) shall be effective upon receipt of a consent to the Agent Related Changes from each of the Administrative Agent and Collateral Agent.

Section 6. Termination. If for any reason either the JSTX Contribution Agreement or the RCR Contribution Agreement is terminated in accordance with the terms thereof, this Agreement shall be deemed to have terminated effective as of the date of the termination of such Contribution Agreement, and this Agreement shall become void and of no further force or effect without any further action by or liability to any party hereto or its respective Indemnitees, and following such termination, the Credit Agreement and the Loan Documents shall continue in full force and effect without giving any effect to this Agreement. In addition, if the “Closing” as defined in either the JSTX Contribution Agreement or the RCR Contribution Agreement does not occur prior to the date that is nine months after the Closing Date (the “Outside Date”), then this Agreement shall be deemed to have terminated effective as of the Outside Date, and this Agreement shall become void and of no further force or effect without any further action by or liability to any party hereto or its respective Indemnitees, and following such termination, the Credit Agreement and the Loan Documents shall continue in full force and effect without giving any effect to this Agreement.

Section 7. Representations and Warranties.

(a) Each Loan Party hereby represents and warrants to the Administrative Agent and the Consenting Lenders that, as of this Agreement, the execution, delivery and performance of this Agreement by such Loan Party has been duly authorized by all requisite limited liability company, partnership or corporate action on the part of such Loan Party, as applicable, and this Agreement constitutes the valid and binding obligation of such Loan Party enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally.

(b) As of the Effective Date, each of Holdings, the Borrower and each Guarantor represent and warrant that each of the representations and warranties contained in Article IV of the Credit Agreement and the representations and warranties contained in the Security Instruments, the Guaranty, and each of the other Loan Documents shall be true and correct in all material respects (unless already qualified by materiality or Material Adverse Change in the text thereof, in which case, such representations and warranties shall be true and correct in all respects) on and as of the Effective Date except to the extent that any such representation or warranty expressly relates solely to an earlier date, in which case it shall have been true and correct in all material respects (unless already qualified by materiality or Material Adverse Change in the text thereof, in which case, such representations and warranties shall be true and correct in all respects) as of such earlier date.

5

Section 8. Acknowledgments and Agreements.

(a) Holdings, the Borrower, each Guarantor, and each Consenting Lender party hereto does hereby adopt, ratify, and confirm the Credit Agreement, and acknowledges and agrees that the Credit Agreement, is and remains in full force and effect, and acknowledge and agree that their respective liabilities and obligations under the Credit Agreement, the Guaranty, and the other Loan Documents, are not impaired in any respect by this Agreement.

(b) From and after the Effective Date, all references to the Credit Agreement and the Loan Documents shall mean the Existing Credit Agreement and such Loan Documents, as amended by this Agreement. This Agreement is a Loan Document for the purposes of the provisions of the other Loan Documents.

(c) Nothing herein shall constitute a waiver or relinquishment of (i) any Default or Event of Default under any of the Loan Documents, (ii) except as otherwise expressly set forth herein, any of the agreements, terms or conditions contained in any of the Loan Documents, (iii) any rights or remedies of the Administrative Agent or any Lender with respect to the Loan Documents or (iv) the rights of the Administrative Agent or any Lender to collect the full amounts owing to them under the Loan Documents.

Section 9. Reaffirmation of Security Instruments. Each Loan Party (a) reaffirms the terms of and its obligations (and the security interests granted by it) under each Security Instrument to which it is a party, and agrees that each such Security Instrument will continue in full force and effect to secure the Obligations as the same may be amended, supplemented, or otherwise modified from time to time, and (b) acknowledges, represents, warrants and agrees that the Liens and security interests granted by it pursuant to the Security Instruments are valid, enforceable and subsisting and create a security interest to secure the Obligations.

Section 10. Reaffirmation of the Guaranty. Each Guarantor hereby ratifies, confirms, acknowledges and agrees that its obligations under the Guaranty are in full force and effect and that such Guarantor continues to unconditionally and irrevocably guarantee the full and punctual payment, when due, whether at stated maturity or earlier by acceleration or otherwise, of the Guaranteed Obligations (as defined in the Guaranty), as such Guaranteed Obligations may have been amended by this Agreement, and its execution and delivery of this Agreement does not indicate or establish an approval or consent requirement by such Guarantor under the Guaranty, in connection with the execution and delivery of amendments, consents or waivers to any of the Loan Documents.

Section 11. Counterparts. This Agreement may be signed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which, taken together, constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or by e-mail “PDF” copy shall be effective as delivery of a manually executed counterpart of this Agreement.

6

Section 12. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted pursuant to the Credit Agreement.

Section 13. Invalidity. In the event that any one or more of the provisions contained in this Agreement shall be held invalid, illegal or unenforceable in any respect under any applicable Legal Requirement, the validity, legality, and enforceability of the remaining provisions contained herein or therein shall not be affected or impaired thereby.

Section 14. Governing Law. This Agreement and any claim, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Agreement or any other Loan Document (except, as to any other Loan Document, as expressly set forth therein) and the transactions contemplated hereby and thereby shall be governed by, and construed in accordance with, the law of the State of New York (including Section 5-1401 and Section 5-1402 of the General Obligations Law of the State of New York), without reference to any other conflicts or choice of law principles thereof.

Section 15. Entire Agreement. THIS WRITTEN AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[SIGNATURES BEGIN ON NEXT PAGE]

7

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

BORROWER:

PENN VIRGINIA HOLDING LLC

By:	/s/ Russell T. Kelley, Jr.
Name: Russell T. Kelley, Jr.
Title: Senior Vice President, Chief Financial Officer and Treasurer

HOLDINGS:

PENN VIRGINIA CORPORATION

By:	/s/ Russell T. Kelley, Jr.
Name: Russell T. Kelley, Jr.
Title: Senior Vice President, Chief Financial Officer and Treasurer

Signature Page to Amendment No. 1 to Credit Agreement (Second Lien)

GUARANTORS:

PENN VIRGINIA OIL & GAS CORPORATION
PENN VIRGINIA OIL & GAS GP LLC
PENN VIRGINIA OIL & GAS LP LLC
PENN VIRGINIA MC CORPORATION
PENN VIRGINIA MC ENERGY L.L.C.
PENN VIRGINIA MC GATHERING COMPANY L.L.C.
PENN VIRGINIA MC OPERATING COMPANY L.L.C.
PENN VIRGINIA RESOURCE HOLDINGS CORP.

By:	/s/ Russell T. Kelley, Jr.
Name: Russell T. Kelley, Jr.
Title: Senior Vice President, Chief Financial Officer and Treasurer

PENN VIRGINIA OIL & GAS, L.P.
By: Penn Virginia Oil & Gas GP LLC,
its general partner

By:	/s/ Russell T. Kelley, Jr.
Name: Russell T. Kelley, Jr.
Title: Senior Vice President, Chief Financial Officer and Treasurer

Signature Page to Amendment No. 1 to Credit Agreement (Second Lien)

ARES CAPITAL CORPORATION, as a Consenting Lender

By:	/s/ Joshua Bloomstein
Name:	Joshua Bloomstein
Title:	Authorized Signatory

CION ARES DIVERSIFIED CREDIT FUND, as a Consenting Lender

By:	/s/ Joshua Bloomstein
Name:	Joshua Bloomstein
Title:	Authorized Signatory

ARES JASPER FUND, L.P., as a Consenting Lender

By:	/s/ Joshua Bloomstein
Name:	Joshua Bloomstein
Title:	Authorized Signatory

ARES ND CREDIT STRATEGIES FUND LLC, as a Consenting Lender

By:	/s/ Joshua Bloomstein
Name:	Joshua Bloomstein
Title:	Authorized Signatory

Signature Page to Amendment No. 1 to Credit Agreement (Second Lien)

ARES CREDIT STRATEGIES INSURANCE DEDICATED FUND SERIES INTERESTS OF THE SALI MULTI-SERIES FUND, L.P. , as a Consenting Lender

By:	/s/ Joshua Bloomstein
Name:	Joshua Bloomstein
Title:	Authorized Signatory

SA REAL ASSETS 20 LIMITED, as a Consenting Lender

By:	/s/ Joshua Bloomstein
Name:	Joshua Bloomstein
Title:	Authorized Signatory

PREMIA LV1 LTD., as a Consenting Lender

By:	/s/ Joshua Bloomstein
Name:	Joshua Bloomstein
Title:	Authorized Signatory

Signature Page to Amendment No. 1 to Credit Agreement (Second Lien)

GLADWYNE FUNDING LLC
By: FS Energy and Power Fund, its sole member
By: FS/EIG Advisor, LLC, its investment adviser

By:	/s/ Eric Long
Name: Eric Long
Title: Authorized Person

By:	/s/ Andy Jamison
Name: Andy Jamison
Title: Authorized Person

Signature Page to Amendment No. 1 to Credit Agreement (Second Lien)

WESTERN ASSET FLOATING RATE HIGH INCOME FUND, LLC
WESTERN ASSET CORPORATE LOAN FUND, INC.
WESTERN ASSET BANK LOAN (MULTI CURRENCY) MASTER FUND
WESTERN ASSET BANK LOAN (OFFSHORE) FUND
1199 SEIU HEALTH CARE EMPLOYEES PENSION FUND
WESTERN ASSET U.S. BANK LOAN (OFFSHORE) FUND, as Consenting Lenders
By: Western Asset Management Company LLC

By:	/s/ Adam Wright
Name:	Adam Wright
Title:	Manager, U.S. Legal Affairs

Signature Page to Amendment No. 1 to Credit Agreement (Second Lien)

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Consenting Lender

By:	/s/ Manish Garg
Name:	Manish Garg
Title:	Vice President

Signature Page to Amendment No. 1 to Credit Agreement (Second Lien)

BAYVK R2-FONDS, as a Consenting Lender
By: Guggenheim Partners Investment Management, LLC as Asset Manager

By:	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Authorized Person

CHEVRON MASTER PENSION TRUST, as a Consenting Lender
By: Guggenheim Partners Investment Management, LLC as Manager

By:	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Authorized Person

EAF COMPLAN II - PRIVATE DEBT, as a Consenting Lender
By: Guggenheim Partners Investment Management, LLC as Asset Manager

By:	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Authorized Person

GGH LEVERAGED LOAN FUND, A SERIES TRUST OF MYL GLOBAL INVESTMENT TRUST, as a Consenting Lender
By: Guggenheim Partners Investment Management, LLC as Investment Manager

By:	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Authorized Person

Signature Page to Amendment No. 1 to Credit Agreement (Second Lien)

GGH US BL AMETRINE SUB-TRUST A SUB-TRUST OF GUGGENHEIM AMETHYST TRUST, as a Consenting Lender
By: Guggenheim Partners Investment Management, LLC as Investment Manager

By:	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Authorized Person

GUGGENHEIM DEFENSIVE LOAN FUND, as a Consenting Lender
By: Guggenheim Partners Investment Management, LLC as Investment Manager

By:	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Authorized Person

GUGGENHEIM ENERGY & INCOME FUND, as a Consenting Lender
By: Guggenheim Partners Investment Management, LLC as Sub-Advisor

By:	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Authorized Person

GUGGENHEIM FUNDS TRUST - GUGGENHEIM FLOATING RATE STRATEGIES FUND, as a Consenting Lender
By: Guggenheim Partners Investment Management, LLC

By:	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Authorized Person

Signature Page to Amendment No. 1 to Credit Agreement (Second Lien)

GUGGENHEIM LOAN MASTER FUND, LTD., as a Consenting Lender
By: Guggenheim Partners Investment Management, LLC as Manager

By:	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Authorized Person

GUGGENHEIM MM CLO 2018-1, LTD., as a Consenting Lender
By: Guggenheim Partners Investment Management, LLC as Collateral Manager

By:	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Authorized Person

GUGGENHEIM U.S. LOAN FUND, as a Consenting Lender
By: Guggenheim Partners Investment Management, LLC as Investment Manager

By:	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Authorized Person

GUGGENHEIM U.S. LOAN FUND II, as a Consenting Lender
By: Guggenheim Partners Investment Management, LLC as Investment Manager

By:	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Authorized Person

Signature Page to Amendment No. 1 to Credit Agreement (Second Lien)

GUGGENHEIM U.S. LOAN FUND III, as a Consenting Lender
By: Guggenheim Partners Investment Management, LLC as Investment Manager

By:	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Authorized Person

HAMILTON FINANCE LLC, as a Consenting Lender
By: Guggenheim Partners Investment Management, LLC as Advisor

By:	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Authorized Person

IAM NATIONAL PENSION FUND, as a Consenting Lender
By: Guggenheim Partners Investment Management, LLC as Adviser

By:	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Authorized Person

MAVERICK ENTERPRISES, INC, as a Consenting Lender
By: Guggenheim Partners Investment Management, LLC as Investment Manager

By:	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Authorized Person

Signature Page to Amendment No. 1 to Credit Agreement (Second Lien)

SONOMA COUNTY EMPLOYEES’ RETIREMENT ASSOCIATION, as a Consenting Lender
By: Guggenheim Partners Investment Management, LLC as Investment Manager

By:	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Authorized Person

ZILUX FCP-SIF - ZILUX SENIOR LOANS GLOBAL, as a Consenting Lender
By: Guggenheim Partners Investment Management, LLC as Investment Manager

By:	/s/ Kaitlin Trinh
Name:	Kaitlin Trinh
Title:	Authorized Person

Signature Page to Amendment No. 1 to Credit Agreement (Second Lien)

ANNEX A

Amended and Restated Credit Agreement

[see attached]

Annex A to the First Amendment (as defined herein)

CREDIT AGREEMENT

dated as of September 29, 2017,

among

PENN VIRGINIA HOLDING LLC,

as Borrower,

PENN VIRGINIA CORPORATION,

as Holdings,

ARES CAPITAL CORPORATION,

as Administrative Agent and Collateral Agent,

and

THE LENDERS NAMED HEREIN

as Lenders

22

23

24

25

CREDIT AGREEMENT

This Credit Agreement dated as of September 29, 2017, is among Penn Virginia Holding LLC, a Delaware limited liability company (as successor in interest to Penn Virginia Holdings Corp., a Delaware corporation) (the “Borrower”), Penn Virginia Corporation, a Virginia corporation (“Holdings”), the lenders party hereto from time to time (the “Lenders”), and Ares Capital Corporation (as successor to Jefferies Finance LLC), as administrative agent (in such capacity, the “Administrative Agent”) and collateral agent (in such capacity, the “Collateral Agent”) for the Lenders.

The parties hereto hereby agree as follows:

ARTICLE I

DEFINITIONS AND ACCOUNTING TERMS

Section 1.01. Certain Defined Terms. As used in this Agreement, the terms defined above shall have the meanings set forth therein and the following terms shall have the following meanings (unless otherwise indicated, such meanings to be equally applicable to both the singular and plural forms of the terms defined):

“Acceptable Accountant” means (a) Deloitte Touche Tohamtsu, (b) Ernst & Young, (c) KPMG, (d) PricewaterhouseCoopers, (e) Grant Thornton LLP and (f) such other independent certified public accountants reasonably acceptable to the Administrative Agent.

“Acceptable Security Interest” in any Property means a Lien which (a) exists in favor of the Collateral Agent for the benefit of the Secured Parties, (b) is superior in priority to all Liens or rights of any other Person in the Property encumbered thereby, other than Permitted Prior Liens, (c) secures the Obligations, (d) is enforceable, except as such enforceability may be limited by any applicable Debtor Relief Laws, and (e) other than as to Excluded Perfection Collateral, is perfected.

“Account Control Agreement” shall mean, as to any Deposit Account or security account of any Loan Party held with a bank or other financial institution, an agreement or agreements in form and substance reasonably acceptable to the Collateral Agent, among the Loan Party owning such Deposit Account or security account, as applicable, the Collateral Agent, and such other bank or financial institution governing such Deposit Account or security account, as applicable.

“Acquisition” means any transaction, or any series of related transactions, consummated after the date of this Agreement, by which the Borrower or any of its Restricted Subsidiaries (a) acquires any going business or all or substantially all of the assets of any Person, or division thereof, whether through purchase of assets, merger or otherwise or (b) directly or indirectly acquires (in one transaction or as the most recent transaction in a series of transactions) at least a majority (by percentage or voting power) of, or a Control Percentage of, the Voting Securities of a Person.

“Adjusted Reference Rate” means, for any day, the fluctuating rate per annum of interest equal to the greatest of (a) the Reference Rate in effect on such day, (b) the Federal Funds Rate in effect on such day plus 1/2 of 1% and (c) the Eurodollar Rate for a one-month period plus 1.00%; provided, that in no event shall the Adjusted Reference Rate be less than 2.00%. Any change in the Adjusted Reference Rate due to a change in the Reference Rate, Eurodollar Rate or Federal Funds Rate shall be effective on the effective date of such change in the Reference Rate, Eurodollar Rate or Federal Funds Rate.

“Administrative Agent” means Ares Capital Corporation, in its capacity as administrative agent pursuant to Article VIII [THE ADMINISTRATIVE AGENT AND THE COLLATERAL AGENT] until its resignation or removal, and any successor administrative agent appointed pursuant to Section 8.06 [Resignation of the Administrative Agent or the Collateral Agent].

“Administrative Questionnaire” means an administrative questionnaire in a form supplied by the Administrative Agent or such other form provided by a Lender and acceptable to the Administrative Agent.

“Advance” means an advance by a Lender to the Borrower pursuant to Section 2.01(a) [Advances] as part of a Borrowing and refers to a Reference Rate Advance or a Eurodollar Rate Advance.

“Advance Payment Contract” means (a) any production payment (whether volumetric or dollar denominated) granted or sold by any Person payable from a specified share of proceeds received from production from specified Oil and Gas Properties, together with all undertakings and obligations in connection therewith, or (b) any contract whereby any Person receives or becomes entitled to receive (either directly or indirectly) any payment (an “Advance Payment”) as consideration for (i) Hydrocarbons produced or to be produced from Oil and Gas Properties owned by such Person or Affiliate of such Person in advance of the delivery of such Hydrocarbons (and regardless of whether such Hydrocarbons are actually produced or actual delivery is required) to or for the account of the purchaser thereof or (ii) a right or option to receive such Hydrocarbons (or a cash payment in lieu of such Hydrocarbons); provided that inclusion of customary and standard “take or pay” provisions in any gas sales or purchase contract or any other similar contract shall not, in and of itself, cause such gas sales or purchase contract to constitute an Advance Payment Contract for the purposes of this definition.

“Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution.

“Affiliate” means, as to any Person, any other Person that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such Person or any Subsidiary of such Person. The term “control” (including the terms “controlled by” or “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of a Control Percentage, by contract, or otherwise.

“Affiliated Lender” has the meaning set forth in Section 9.07(b)(iv) [“Successors and Assigns”] hereof.

“Affiliate Transaction” has the meaning specified in Section 6.08 [Affiliate Transactions].

“Agent Parties” has the meaning set forth in Section 9.09(c)(ii) [The Platform is provided “as is” and “as available”] hereof.

“Agreement” means the Existing Credit Agreement, as amended by the First Amendment, and as the same may be further amended, supplemented, restated, and otherwise modified from time to time.

“Amortization Increase Period” means each calendar quarter in which the Borrower has not made the Amortization Payment due on the Quarterly Date occurring during such calendar quarter.

“Amortization Payment” means a quarterly principal payment on the Advances in an amount equal to $1,875,000.

“Annual Reporting Package” has the meaning set forth in Section 5.06(a) [Annual Financials] hereof.

“Anti-Corruption Laws” means all laws, rules, and regulations of any jurisdiction applicable to Holdings, the Borrower or any Subsidiary from time to time concerning or relating to bribery or corruption, including, without limitation, the United States Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder.

“Applicable Margin” means with respect to any Advance, a rate per annum equal to (a) for Eurodollar Rate Advances, 8.25% and (b) for Reference Rate Advances, 7.25%, provided, however, that during any Amortization Increase Period, the Applicable Margin shall be 9.25% for Eurodollar Rate Advances and 8.25% for Reference Rate Advances.

“Applicable Premium” has the meaning set forth in Section 2.05 [Payment of Applicable Premium] hereof.

“Approved Fund” means any Fund that is administered, managed, advised or sub-advised by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers, manages, advises or sub-advises a Lender.

“ASC” means FASB Accounting Standards Codification.

“Asset Coverage Trigger Period” means each time period commencing on the day immediately following the last day of a fiscal quarter if, as of the last day of such fiscal quarter (the “Trigger Quarter”), the Pro Forma Asset Coverage Ratio is less than 1.25 to 1.00, and ending on the last day of any fiscal quarter following such Trigger Quarter on which the Pro Forma Asset Coverage Ratio is 1.25 to 1.00 or greater.

“Asset Sale Prepayment” has the meaning specified in Section 2.04(b)(i) [Mandatory Offers to Prepay Loans].

“Asset Sale Prepayment Date” has the meaning specified in Section 2.04(b)(i) [Mandatory Offers to Prepay Loans].

“Assignment and Acceptance” means an assignment and acceptance entered into by a Lender and an Eligible Assignee, and accepted by the Administrative Agent, in substantially the form of the attached Exhibit A.

“Attributable Indebtedness” means, on any date of determination, (a) in respect of any Capital Lease Obligation of any Person, the capitalized amount thereof that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP, and (b) in respect of any Synthetic Lease, the capitalized amount or principal amount of the remaining lease payments under the relevant lease that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP if such lease were accounted for as a Capital Lease Obligation.

“Availability” means, at any time, an amount equal to the excess of (a) the lesser of (i) the Borrowing Base (if any) in effect at such time under the First Lien Credit Agreement and (ii) the aggregate “Commitments” (as defined in the First Lien Credit Agreement) in effect at such time of all First Lien Lenders under the First Lien Credit Agreement, minus (b) the sum of (i) the aggregate principal amount of all “Advances” (as defined in the First Lien Credit Agreement) outstanding on such date, plus (ii) the aggregate amount available to be drawn under all outstanding letters of credit issued under and pursuant to the First Lien Credit Agreement on such date (including all unreimbursed disbursements under any such letters of credit).

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution.

“Bail-In Legislation” means, (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, rule, regulation or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).

“Bankruptcy Code” means United States Code, 11 U.S.C. §§ 101–1532.

“Benchmark Replacement Adjustment” means, with respect to any replacement of the Eurodollar Base Rate with an Unadjusted Benchmark Replacement for each applicable Interest Period, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the Borrower giving due consideration to (a) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of the Eurodollar Base Rate with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body or (b) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of the Eurodollar Base Rate with the applicable Unadjusted Benchmark Replacement for U.S. dollar-denominated syndicated credit facilities at such time.

“Benchmark Replacement Conforming Changes” means, with respect to any Replacement Rate, any technical, administrative or operational changes (including changes to the definition of “Reference Rate,” the definition of “Adjusted Reference Rate,” the definition of “Eurodollar Rate,” the definition of “Interest Period,” timing and frequency of determining rates and making payments of interest and other administrative matters) that the Administrative Agent decides may be appropriate to reflect the adoption and implementation of such Replacement Rate and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of the Replacement Rate exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement).

“Benchmark Replacement Date” means the earlier to occur of the following events with respect to the Eurodollar Base Rate:

(a) in the case of clause (a) or (b) of the definition of “Benchmark Transition Event,” the later of (i) the date of the public statement or publication of information referenced therein and (ii) the date on which the administrator of the Eurodollar Base Rate permanently or indefinitely ceases to provide the Eurodollar Base Rate;

(b) in the case of clause (c) of the definition of “Benchmark Transition Event,” the date of the public statement or publication of information referenced therein; and

(c) in the case of clause (d) of the definition of “Benchmark Transition Event,” the date of such determination by the Administrative Agent or the date the Majority Lenders notify the Administrative Agent of such determination by the Majority Lenders, as applicable.

“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the Eurodollar Base Rate:

(a)

a public statement or publication of information by or on behalf of the administrator of the Eurodollar Base Rate announcing that such administrator has ceased or will cease to provide the Eurodollar Base Rate, permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the Eurodollar Base Rate;

(b)

a public statement or publication of information by the regulatory supervisor for the administrator of the Eurodollar Base Rate, the U.S. Federal Reserve System, an insolvency official with jurisdiction over the administrator for the Eurodollar Base Rate, a resolution authority with jurisdiction over the administrator for the Eurodollar Base Rate or a court or an entity with similar insolvency or resolution authority over the administrator for the Eurodollar Base Rate, which states that the administrator of the Eurodollar Base Rate has ceased or will cease to provide the Eurodollar Base Rate permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the Eurodollar Base Rate;

(c)	a public statement or publication of information by the regulatory supervisor for the administrator of the Eurodollar Base Rate announcing that the Eurodollar Base Rate is no longer representative; or

(d)

the Administrative Agent has made the determination (such determination to be conclusive absent manifest error) or the Majority Lenders notify the Administrative Agent that the Majority Lenders have made the determination that (i) the circumstances described in Section 2.02(c)(ii), (iii) or (iv) have arisen and that such circumstances are unlikely to be temporary, (ii) any applicable interest rate specified herein is no longer a widely recognized benchmark rate for newly originated loans in the U.S. syndicated loan market in the applicable currency or (iii) the applicable supervisor or administrator (if any) of any applicable interest rate specified herein or any Governmental Authority having, or purporting to have, jurisdiction over the Administrative Agent has made a public statement identifying a specific date after which any applicable interest rate specified herein shall no longer be used for determining interest rates for loans in the U.S. syndicated loan market in the applicable currency.

“Benchmark Transition Start Date” means (a) in the case of a Benchmark Transition Event, the earlier of (i) the applicable Benchmark Replacement Date and (ii) if such Benchmark Transition Event is a public statement or publication of information of a prospective event, the 90th day prior to the expected date of such event as of such public statement or publication of information (or if the expected date of such prospective event is fewer than 90 days after such statement or publication, the date of such statement or publication) and (b) in the case of an Early Opt-in Election, the date specified by the Administrative Agent or the Majority Lenders, as applicable, by notice to the Borrower, the Administrative Agent (in the case of such notice by the Majority Lenders) and the Lenders.

“Benchmark Unavailability Period” means, if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to the Eurodollar Base Rate and solely to the extent that the Eurodollar Base Rate has not been replaced with a Replacement Rate, the period (a) beginning at the time that such Benchmark Replacement Date has occurred if, at such time, no Replacement Rate has replaced the Eurodollar Base Rate for all purposes hereunder in accordance with Section 2.02(e) and (b) ending at the time that a Replacement Rate has replaced the Eurodollar Base Rate for all purposes hereunder pursuant to Section 2.02(e).

“BHC Act Affiliate” has the meaning set forth in Section 9.31.

“Bona Fide Debt Fund” means any fund or investment vehicle that is primarily engaged in the making, purchasing, holding or otherwise investing in commercial loans, bonds and other similar extensions of credit in the ordinary course.

“Borrower” has the meaning set forth in the introductory paragraph hereof.

“Borrowing” means a borrowing consisting of Advances made on the same day by the Lenders pursuant to Section 2.01(a) [Advances].

“Borrowing Base” means the “Borrowing Base” under and as defined in the First Lien Credit Agreement from time to time, or such Credit Facility that refinances or replaces the First Lien Credit Agreement.

“Borrowing Base Deficiency” means “Borrowing Base Deficiency” under and as defined in the First Lien Credit Agreement from time to time.

“Business Day” means a day (a) other than a Saturday, Sunday, or other day on which commercial banks are authorized to close under the laws of, or are in fact closed in, New York or Texas, and (b) if the applicable Business Day relates to any Eurodollar Rate Advances, on which dealings are carried on by commercial banks in the London interbank market.

“Capital Expenditures” means, in respect of any Person, all expenditures and costs that are, or are required to be, included as capital expenditures on the consolidated statement of cash flows of such Person in accordance with GAAP.

“Capital Lease” means any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP.

“Capital Lease Obligations” of any Person means the obligations of such Person to pay rent or other amounts under any Capital Lease, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP.

“Cash Collateral Account” means “Cash Collateral Account” under and as defined in the First Lien Credit Agreement from time to time.

“Casualty Event” means the damage, destruction or condemnation, including by process of eminent domain or any Disposition of property in lieu of condemnation, as the case may be, of property of any Person or any of its Restricted Subsidiaries.

“CERCLA” means the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, state and local analogs, and all rules and regulations and requirements thereunder in each case as now or hereafter in effect.

“Certificated Equipment” means any equipment (including, but not limited to, vehicles) the ownership of which is evidenced by, or under applicable Legal Requirement, is required to be evidenced by, a certificate of title.

“Change in Control” means any of the following:

(a) any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, but excluding any employee benefit plan of such person or its Subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan) (other than any member of the Sponsor Group) becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934, except that a “person” or “group” shall be deemed to have “beneficial ownership” of all equity interests that such “person” or “group” has the right to acquire, whether such right is exercisable immediately or only after the passage of time (such right, an “option right”)), directly or indirectly, of more than 50% of the Equity Interests of Holdings entitled to vote in the election of members of the board of directors (or equivalent governing body) of Holdings;

(b) there shall have occurred under any indenture or other instrument evidencing any Indebtedness or Equity Interests in excess of $5,000,000 any “change in control” or similar provision (as set forth in the indenture, agreement or other evidence of such Indebtedness) obligating Holdings or any of its Restricted Subsidiaries to repurchase, redeem or repay all or any part of the Indebtedness or Equity Interests provided for therein;

(c) Holdings ceasing to own directly or indirectly 100% of the Voting Securities of the Borrower; or

(d) a Change in Control (as defined in the First Lien Credit Agreement) shall be deemed to have occurred under the First Lien Credit Agreement.

“Change in Control Declaration” has the meaning specified in Section 2.04(b)(ii) [Mandatory Offers to Prepay Loans].

“Change in Control Offer” has the meaning specified in Section 2.04(b)(ii) [Mandatory Offers to Prepay Loans].

“Change in Control Payment Date” has the meaning specified in Section 2.04(b)(ii) [Mandatory Offers to Prepay Loans].

“Change in Control Response Date” has the meaning specified in Section 2.04(b)(ii) [Mandatory Offers to Prepay Loans].

“Change in Law” means the occurrence, after the date of this Agreement, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided that notwithstanding anything herein to the contrary, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (ii) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted or issued.

“Code” means the Internal Revenue Code of 1986, as amended, and any successor statute.

“Collateral” means all “Collateral,” “Pledged Collateral” and “Mortgaged Properties” (as defined in each of the Mortgages and the Security Agreement, as applicable) or similar terms used in the Security Instruments; provided that, notwithstanding anything to the contrary in the Loan Documents, Collateral shall in no event include any Excluded Tax Collateral.

“Collateral Agent” means Ares Capital Corporation, in its capacity as collateral agent pursuant to Article VIII [THE ADMINISTRATIVE AGENT AND THE COLLATERAL AGENT] until its resignation or removal, and any successor collateral agent appointed pursuant to Section 8.06 [Resignation of the Administrative Agent or the Collateral Agent].

“Commercial Lenders” means commercial banks engaged in oil and gas reserve-based lending as part of their respective businesses.

“Commitment” means, with respect to each Lender, its obligation to make an Advance to the Borrower hereunder, expressed as an amount representing the principal amount of the Advance made by such Lender on the Original Closing Date, as such commitment may be modified from time to time under this Agreement, including pursuant to assignments by or to such Lender pursuant to Section 9.07(b) [Assignment by Lenders]. The amount of each Lender’s Commitment on the Original Closing Date is set forth opposite such Lender’s name on Annex I.

“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof).

“Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes.

“Consolidated Net Income” means, for any period, the net income (or loss) of Holdings and its Restricted Subsidiaries for such period, determined on a consolidated basis, without duplication, in accordance with GAAP; provided, that in calculating Consolidated Net Income of Holdings and its Restricted Subsidiaries for any period, there shall be excluded (a) the net income (or loss) of any Person (other than a Subsidiary which shall be subject to clause (c) below), in which Holdings or any of its Restricted Subsidiaries has a joint interest with a third party, except to the extent such net income is actually paid in cash to Holdings or any of its Restricted Subsidiaries by dividend or other distribution during such period, (b) the net income (or loss) of any Person accrued prior to the date it becomes a Restricted Subsidiary of Holdings or any of its Restricted Subsidiaries or is merged into or consolidated with Holdings or any of its Restricted Subsidiaries or that Person’s assets are acquired by Holdings or any of its Restricted Subsidiaries except to the extent included pursuant to the foregoing clause (a), (c) the net income (if positive), of any Restricted Subsidiary to the extent that the declaration or payment of dividends or similar distributions by such Restricted Subsidiary to Holdings or any of its Restricted Subsidiaries of such net income (i) is not at the time permitted by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to such Restricted Subsidiary or (ii) would be subject to any taxes payable on such dividends or distributions, but in each case only to the extent of such prohibition or taxes, (d) any gain or loss from any Disposition of Property during such period, and (e) realized gains (or losses) on Hedge

Contracts resulting from unscheduled unwinds, settlements or terminations of such Hedge Contracts; provided, further, that the increase to Consolidated Net Income as a result of net income paid to Holdings or any of its Restricted Subsidiaries as described in clause (a) above shall not exceed 15% of Consolidated Net Income (after giving effect to such addition) for such period.

“Contracts” means all contracts, agreements, operating agreements, farm-out or farm-in agreements, sharing agreements, mineral purchase agreements, contracts for the purchase, exchange, transportation, processing or sale of Hydrocarbons, rights-of-way, easements, surface leases, equipment leases, permits, franchises, licenses, pooling or unitization agreements, and unit or pooling designations and orders now or hereafter affecting any of the Oil and Gas Properties, Operating Equipment, Fixture Operating Equipment, or Hydrocarbons now or hereafter covered hereby, or which are useful or appropriate in drilling for, producing, treating, handling, storing, transporting or marketing oil, gas or other minerals produced from any of the Oil and Gas Properties, and all as such contracts and agreements as they may be amended, restated, modified, substituted or supplemented from time-to-time.

“Contribution Agreement” means that certain Contribution Agreement, by and between Holdings and JSTX Holdings, L.P., dated as of the First Amendment Closing Date, as in effect on the First Amendment Effective Date, without giving effect to any amendments, consents or waivers by Holdings or any other party thereto that amend, modify or waive any terms of such Contribution Agreement in a manner that is materially adverse to the Lenders.

“Contribution Transactions” means the purchase and sale of the “Purchased Units”, as defined in the Contribution Agreement and the “Purchased Preferred Stock”, as defined in the Contribution Agreement, in each case pursuant to the Contribution Agreement.

“Control Percentage” means, with respect to any Person, the percentage of the outstanding Voting Securities (including any options, warrants or similar rights to purchase such Voting Securities) of such Person having ordinary voting power which gives the direct or indirect holder of such Voting Securities the power to elect a majority of the board of directors (or other applicable governing body) of such Person.

“Convert,” “Converting,” “Conversion,” “Converted” and “Conversion” each refers to a conversion of Advances of one Type into Advances of another Type pursuant to Section 2.02(b) [Conversions and Continuations].

“Covered Entity” has the meaning set forth in Section 9.31.

“Covered Party” has the meaning set forth in Section 9.31.

“Credit Facility” means any oil and gas reserve-based revolving credit facility (a) which provides for advances of revolving loans only, without separate tranches of Indebtedness for borrowed money (other than swing line advances or letters of credit issued thereunder), and does not permit or provide for any non-pro rata repayments of the outstanding principal amount of Indebtedness with proceeds of Collateral (other than repayments of swing line advances and the cash collateralization of letters of credit thereunder), (b) the majority of the commitments under which at all times prior to the occurrence of an “event of default” thereunder (as such terms are defined therein) are held by Commercial Lenders, and (c) which does not provide for any make-whole, prepayment premium or similar payments, as the same may be amended, modified, supplemented or restated, replaced, refunded or refinanced in whole from time to time (provided that, unless an “event of default” thereunder has occurred, after giving effect to such restatement, replacement, refund or refinancing, the majority of the commitments continue to be held by Commercial Lenders and such credit facility continues to meet the criteria set forth in clause (a) and (c)), including by or pursuant to any agreement or instrument that extends the maturity of any Indebtedness thereunder, or increases the amount of available borrowings thereunder.

“Current Ratio” means, as of any date of determination, the ratio of (a) consolidated current assets of Holdings (including the unused amount of the Commitments (as defined in the First Lien Credit Agreement), unless a Default (as defined in the First Lien Credit Agreement) exists, but excluding non-cash assets under ASC 815 and excluding Cash Collateral (as defined in the First Lien Credit Agreement)) to (b) consolidated current liabilities of Holdings (excluding (i) non-cash obligations under ASC 815, (ii) current maturities in respect of the Obligations (as defined in the First Lien Credit Agreement), and (iii) non-cash liabilities recorded in connection with stock-based or similar incentive based compensation awards or arrangements).

“Debtor Relief Laws” means the Bankruptcy Code of the United States of America, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief laws of the United States or other applicable jurisdictions from time to time in effect.

“Default” means (a) an Event of Default or (b) any event or condition which with notice or lapse of time or both would become an Event of Default.

“Default Rate” means a per annum rate equal to (a) in the case of principal of any Advance, 2.00% plus the rate otherwise applicable to such Advance as provided in Sections 2.08(a) [Reference Rate Advances] or (b), and (b) in the case of any other Obligation, 2.00% plus the non-default rate applicable to Reference Rate Advances as provided in Section 2.08(a) [Reference Rate Advances].

“Defaulting Lender” means, subject to Section 2.15(b) [Defaulting Lender Cure], any Lender that (a) has failed to (i) fund its Pro Rata Share of any Advance required to be funded by it hereunder within two Business Days of the date required to be funded by it hereunder unless such Lender notifies the Administrative Agent and the Borrower in writing that such failure is the result of such Lender’s good faith determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, or (ii) pay to the Administrative Agent or any other Lender any other amount required to be paid by it hereunder within three Business Days of the date when due, (b) has notified the Borrower or the Administrative Agent in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Lender’s obligation to fund an Advance hereunder and states that such position is based on such Lender’s good faith determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within three Business Days after written request by the Administrative Agent or the Borrower, to confirm in writing to the Administrative Agent and the Borrower that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent and the Borrower in form and substance reasonably satisfactory to the Administrative Agent and the Borrower), or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, or assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity, or (iii) become the subject of a Bail-In Action; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any Equity Interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by the Administrative Agent that a Lender is a Defaulting Lender under any one or more of clauses (a) through (d) above shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Section 2.15(b) [Defaulting Lender Cure]) upon delivery of written notice of such determination to the Borrower and each Lender.

“Deposit Account” shall have the meaning given to the term in the Uniform Commercial Code (or any successor statute), as adopted and in force in the State of New York or, when the laws of any other state govern the method or manner of the perfection or enforcement of any Lien in any of the Collateral, the Uniform Commercial Code (or any successor statute) of such other state.

“Disposition,” “Dispose” or “Disposed” means any sale, lease, transfer, assignment, farm-out, conveyance, release, abandonment, or other disposition of any Property (including the grant or transfer of any working interest, overriding royalty interest, production payments, net profits interest, royalty interest, or mineral fee interest), including any Casualty Event and the issuance of Equity Interests in any of the Restricted Subsidiaries or the sale of Equity Interests in any of Holdings’ Subsidiaries other than statutory or directors qualifying shares.

“Disqualified Equity Interests” means any Equity Interests that, by their terms (or by the terms of any security or other Equity Interest into which they are convertible or for which they are exchangeable) or upon the happening of any event or condition, (a) mature or are mandatorily redeemable (other than solely for Qualified Equity Interests), pursuant to a sinking fund obligation or otherwise (except as a result of a change of control or asset sale so long as any rights of the holders thereof upon the occurrence of a change of control or asset sale event shall be subject to the prior repayment in full of the Advances and all other Obligations that are accrued and payable and the termination of the Commitments), (b) are redeemable at the option of the holder thereof (other than solely for Qualified Equity Interests) (except as a result of a change of control or asset sale so long as any rights of the holders thereof upon the occurrence of a change of control or asset sale event shall be subject to the prior repayment in full of the Advances and all other Obligations that are accrued and payable and the termination of the Commitments), in whole or in part, (c) provide for the scheduled payment of dividends in cash or other Property or (d) are or become convertible into or exchangeable for Indebtedness or any other Equity Interests that would constitute Disqualified Equity Interests, in each case, prior to the date that is 180 days after the Maturity Date; provided that if such Equity Interests is issued pursuant to a plan for the benefit of Holdings or its Restricted Subsidiaries or by any such plan to such employees, such Equity Interests shall not constitute Disqualified Equity Interests solely because they may be required to be repurchased by Holding or its Restricted Subsidiaries in order to satisfy applicable statutory or regulatory obligations.

“Disqualified Lenders” means (i) those Persons identified by the Borrower (or one of its Affiliates) to the Administrative Agent in writing on or prior to the First Amendment Closing Date (and such Persons’ Affiliates clearly identifiable as such solely on the basis of their names), (ii) competitors (and such competitors’ sponsors and Affiliates identified in writing or clearly identifiable as such solely on the basis of their names, other than a sponsor or Affiliate that is a Bona Fide Debt Fund) of the Borrower separately identified by the Borrower to the Administrative Agent in writing from time to time and (iii) any Affiliate of any competitor described in clause (ii) that is identified by the Borrower to the Administrative Agent in writing from time to time or reasonably identifiable solely by name as an Affiliate of such Person, other than an Affiliate of such Person that is a Bona Fide Debt Fund; provided that no updates to the Disqualified Lender list shall be deemed to retroactively disqualify any parties that have previously acquired an assignment or participation in respect of the Advances from continuing to hold or vote such previously acquired assignments and participations on the terms set forth herein for Lenders that are not Disqualified Lenders. Any supplement to the list of Disqualified Lenders pursuant to clause (ii) or (iii) above shall be made by the Borrower to the Administrative Agent in writing (including by email) and such supplement shall take effect the same Business Day such notice is received by the Administrative Agent. The list of Disqualified Lenders shall be made available to any Lender upon request to the Administrative Agent.

“Dollars” and “$” means lawful money of the United States of America.

“Domestic Subsidiary” means each Subsidiary of the Borrower that is organized under the laws of the United States or any state thereof, or the District of Columbia.

“Early Opt-in Election” means the occurrence of:

(a)

(i) a determination by the Administrative Agent or (ii) a notification by the Majority Lenders to the Administrative Agent (with a copy to the Borrower) that the Majority Lenders have determined that U.S. dollar-denominated syndicated credit facilities being executed at such time, or that include language similar to that contained in Section 2.02(e) are being executed or amended, as applicable, to incorporate or adopt a new benchmark interest rate to replace the Eurodollar Base Rate, and

(b)

(i) the election by the Administrative Agent or (ii) the election by the Majority Lenders to declare that an Early Opt-in Election has occurred and the provision, as applicable, by the Administrative Agent of written notice of such election to the Borrower and the Lenders or by the Majority Lenders of written notice of such election to the Administrative Agent.

“EBITDAX” means, for any period, without duplication, the amount equal to:

(a) Consolidated Net Income for such period; plus

(b) the sum of the following, to the extent deducted in determining Consolidated Net Income for such period, (i) Interest Expense, (ii) income and franchise Taxes, (iii) depreciation, amortization, depletion, exploration expenses, and other non-cash charges and non-cash losses for such period, including any provision for the reduction in the carrying value of assets recorded in accordance with GAAP and non-cash charges resulting from the requirements of ASC 410, 718 and 815 (except, in any event, to the extent that such non-cash charges are reserved for cash charges to be taken in the future), and including losses from Dispositions (other than Dispositions of Hydrocarbons in the ordinary course of business), and (iv) unusual and non-recurring losses reasonably acceptable to the Administrative Agent; minus

(c) all non-cash gains and non-cash items which were included in determining such Consolidated Net Income (including non-cash income resulting from the requirements of ASC 410, 718 and 815); minus

(d) unusual and non-recurring gains which were included in determining such Consolidated Net Income; provided that, such EBITDAX shall be determined on a Pro Forma Basis.

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent;

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“Eligible Assignee” means any Person (including an Affiliated Lender) that meets the requirements to be an assignee under Section 9.07(b)(iii) [Required Consents], (v) and (vi) (subject to such consents, if any, as may be required under Section 9.07(b)(iii) [Required Consents]).

“Employee Benefit Plan” means any employee benefit plan within the meaning of Section 3(3) of ERISA that is (currently or hereafter), or within the prior seven (7) years was, maintained or contributed to by any Loan Party or any current or former ERISA Affiliate.

“Engineering Report” means either an Independent Engineering Report or an Internal Engineering Report.

“Environment” or “Environmental” means ambient air, indoor air, surface water and groundwater (including potable water, navigable water and wetlands), the land surface or subsurface strata, natural resources, the workplace or as otherwise defined in any Environmental Law.

“Environmental Claims” means any and all administrative, regulatory or judicial actions, suits, demands, demand letters, orders, claims, liens, notices of noncompliance or violation, investigations or proceedings arising as a result of any actual or alleged violation of or liability under any Environmental Law or relating to any Permit issued, or any approval given, under any such Environmental Law, including, without limitation, any and all claims by Governmental Authorities for enforcement, cleanup, removal, response, remedial or other actions or damages, contribution, indemnification, cost recovery, compensation or injunctive relief resulting from, related to or arising out of the presence, Release or threatened Release of Hazardous Materials or alleged injury or threat of injury to public health, safety or the Environment.

“Environmental Law” means any Legal Requirement relating to (a) the protection of human health and safety from environmental hazards or exposure to Hazardous Materials, (b) the protection, conservation, management or use of the Environment, natural resources and wildlife, (c) the protection or use of surface water and groundwater, (d) the management, manufacture, processing, possession, distribution, presence, use, generation, transportation, treatment, storage, disposal, Release, threatened Release, abatement, removal, remediation or handling of, or exposure to, any Hazardous Material, or (e) the prevention of pollution and includes, without limitation, the following federal statutes and the regulations promulgated thereunder: CERCLA, the Clean Air Act, 42 U.S.C. § 7401 et seq., the Clean Water Act, 33 U.S.C. § 1251 et seq., the Resource Conservation and Recovery Act, 42 U.S.C. § 6901 et seq., the Emergency Planning and Community Right-to-Know Act, 42 U.S.C. § 11001 et seq., the Toxic Substances Control Act, 15 U.S.C. § 2601 et seq., the Safe Drinking Water Act, 42 U.S.C. § 300f et seq., the Occupational Safety and Health Act, 29 U.S.C. § 651 et seq., the Hazardous Materials Transportation Act, 49 U.S.C. § 5101 et seq., the Endangered Species Act, 16 U.S.C. § 1531 et seq., and any state or local laws and regulations similar thereto, as each of the foregoing has been amended.

“Environmental Permit” means any permit, license, order, approval, registration or other authorization required by or from a Governmental Authority under Environmental Law.

“Equity Interest” means with respect to any Person, any shares, interests, participation, or other equivalents (however designated) of corporate stock, membership interests or partnership interests (or any other ownership interests) of such Person.

“Equity Issuance” means any issuance by Holdings of shares of its Equity Interests (other than Disqualified Equity Interests and other than to any Subsidiary of Holdings).

“ERISA” means the Employee Retirement Income Security Act of 1974, and the rules and regulations thereunder.

“ERISA Affiliate” means any trade or business (whether or not incorporated) who together with any Loan Party or any of its Restricted Subsidiaries is treated as a single employer within the meaning of Section 414(b), (c), (m) or (o) of the Code or Section 4001(b) of ERISA.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“Eurocurrency Liabilities” has the meaning assigned to that term in Regulation D of the Federal Reserve Board (or any successor), as in effect from time to time.

“Eurodollar Base Rate” means, subject to the implementation of a Replacement Rate pursuant to Section 2.02(e), the rate per annum (rounded upward to the nearest whole multiple of 1/100th of 1.00%) equal to the interest rate per annum as published by the ICE Benchmark Administration Limited, a United Kingdom company (or a comparable or successor quoting service approved by the Administrative Agent) as the London Interbank Offered Rate, for deposits in Dollars at 11:00 a.m. (London, England time) two Business Days before the first day of the applicable Interest Period, as the rate for Dollar deposits with a maturity comparable to such Interest Period; provided that, if such quotation is not available for any reason, the Eurodollar Base Rate shall then be the rate determined by the Administrative Agent to be the rate at which deposits in Dollars for delivery on the first day of such Interest Period in immediately available funds in the approximate amount of the Advances being made, continued or Converted by the Lenders and with a term equivalent to such Interest Period would be offered by the London branch of a Lender chosen by the Administrative Agent to major banks in the London or other offshore inter-bank market for Dollars at their request at approximately 11:00 a.m. (London time) two Business Days prior to the commencement of such Interest Period; provided, further, that, if the Eurodollar Base Rate determined pursuant to the foregoing provisions would otherwise be less than 1.00% per annum, then “Eurodollar Base Rate” shall be deemed to be 1.00% per annum. Notwithstanding the foregoing, unless otherwise specified in any amendment to this Agreement entered into in accordance with Section 2.02(e), in the event that a Replacement Rate with respect to the Eurodollar Base Rate is implemented, then all references herein to the Eurodollar Base Rate shall be deemed references to such Replacement Rate (including the corresponding rate that would apply to any determination of Adjusted Reference Rate).

“Eurodollar Rate” means a rate per annum determined by the Administrative Agent (which determination shall be conclusive in the absence of manifest error) pursuant to the following formula:

Eurodollar Rate =	Eurodollar Base Rate
1.00 – Eurodollar Rate Reserve Percentage

“Eurodollar Rate Advance” means an Advance which bears interest as provided in Section 2.08(b) [Eurodollar Rate Advances].

“Eurodollar Rate Reserve Percentage” means, as of any day, the reserve percentage (expressed as a decimal, carried out to five decimal places) in effect on such day, whether or not applicable to any Lender, under regulations issued from time to time by the Federal Reserve Board for determining the maximum reserve requirement (including any emergency, supplemental or other marginal reserve requirement) with respect to liabilities or assets consisting of or including Eurocurrency Liabilities. The Eurodollar Rate for each outstanding Advance shall be adjusted automatically as of the effective date of any change in the Eurodollar Rate Reserve Percentage.

“Event of Default” has the meaning specified in Section 7.01 [Events of Default].

“Exchange Offer” means a registered offer to exchange outstanding senior unsecured notes for new senior unsecured notes (the “exchange notes”) having terms substantially identical in all material respects to such outstanding senior unsecured notes (except that the exchange notes shall not contain any transfer restrictions).

“Excluded Funds” means cash and cash equivalents held in any of the following accounts: (a) accounts designated solely for payroll or employee benefits, (b) Cash Collateral Accounts, (c) trust accounts held exclusively for the payment of taxes of the Borrower or any Guarantor, and (d) suspense or trust accounts held exclusively for royalty and working interest payments owing to third parties.

“Excluded Perfection Collateral” shall mean collectively (a) cash and cash equivalents constituting Excluded Funds, (b) commercial tort claims where the amount of damages expected to be claimed is less than $250,000 in the aggregate, (c) letter of credit rights to the extent a security interest therein cannot be perfected by the filing of a financing statement under the UCC and the amount thereof is less than $250,000 in the aggregate, (d) Certificated Equipment and (e) any other Property with respect to which either (i) the First Lien Agent or (ii) the Administrative Agent has determined, in its reasonable discretion that the cost of perfecting a security interest in such Property outweighs the benefit of the Lien afforded thereby and, in the case of (i), such Property shall only constitute Excluded Perfection Collateral hereunder to the extent a Lien on such Property is not perfected under the First Lien Documents.

“Excluded Properties” means the “Excluded Collateral,” as defined in the Security Agreement, which includes (a) “Excluded Trademark Collateral”, as defined therein, (b) “Excluded Contracts”, as defined therein, and (c) “Excluded PMSI Collateral”, as defined therein.

“Excluded Subsidiary” means (a) the General Partner, for so long as it complies with Section 6.19 and (b) any Restricted Subsidiary that is not required to become a Guarantor pursuant to Section 5.08(a) [Collateral Matters; Guaranties].

“Excluded Tax Collateral” means voting equity interests constituting more than 65% of the total outstanding voting equity interests of a controlled foreign corporation within the meaning of Section 957 of the Code (a “CFC”) or a Foreign Holding Company and any property or assets of any CFC (whether held directly or indirectly).

“Excluded Tax Subsidiary” means (i) a CFC, (ii) a Foreign Holding Company and (iii) any subsidiary of any CFC.

“Excluded Taxes” means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Recipient, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Recipient with respect to an applicable interest in an Advance or Commitment pursuant to a law in effect on the date on which (i) such Recipient acquires such interest in the Advance or Commitment (other than pursuant to an assignment request by the Borrower under Section 2.14 [Mitigation Obligations; Replacement of Lenders]) or (ii) such Recipient changes its lending office, except in each case to the extent that, pursuant to Section 2.13 [Taxes], amounts with respect to such Taxes were payable either to such Recipient’s assignor immediately before such Recipient became a party hereto or to such Recipient immediately before it changed its lending office, (c) Taxes attributable to such Recipient’s failure to comply with Section 2.13(f) [Status of Lenders] and (d) any U.S. federal withholding Taxes imposed under FATCA.

“Existing Credit Agreement” means the credit agreement dated as of September 29, 2017, among the Borrower, Holdings, the Lenders party thereto from time to time and Jefferies Finance LLC, as administrative agent and collateral agent.

“FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof and any agreements entered into pursuant to Section 1471(b)(1) of the Code and any fiscal or regulatory legislation, rules or official administrative practices adopted pursuant to any intergovernmental agreement entered into in connection with Sections 1471 through 1474 of the Code.

“Federal Funds Rate” means, for any day, the rate per annum equal to the weighted median of the rates on overnight federal funds transactions with members of the Federal Reserve System reported by depository institutions on such day for individual transactions, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate charged to the Administrative Agent (in its individual capacity) on such day on such transactions as determined by the Administrative Agent, and (c) in any event, the Federal Funds Rate shall not be less than zero.

“Federal Reserve Bank of New York’s Website” means the website of the Federal Reserve Bank of New York at http://www.newyorkfed.org, or any successor source.

“Federal Reserve Board” means the Board of Governors of the Federal Reserve System or any of its successors.

“Fee Letter” means collectively, (x) that certain Amendment Fee Letter, dated as of the First Amendment Closing Date, by and among the Borrower and Ares Capital Corporation in its capacity as Successor Agent (as defined therein) and (y) that certain Administrative Agent Fee Letter, dated as of the First Amendment Closing Date, by and among the Borrower and Ares Capital Corporation in its capacity as Successor Agent (as defined therein).

“FERC” has the meaning set forth in Section 4.23(e) [Gas Regulatory Matters] hereof.

“First Amendment” means that certain Amendment No. 1 to Credit Agreement dated as of the First Amendment Closing Date among the Borrower, Holdings, the Guarantors and the Lenders party thereto.

“First Amendment Closing Date” means November 2, 2020.

“First Amendment Effective Date” means the “Effective Date”, as such term is defined in the First Amendment.

“First Lien Agent” means Wells Fargo Bank, National Association or such other Person serving in the capacity as the administrative agent under the First Lien Credit Agreement, or their respective successors or assigns, to the extent permitted under the First Lien Credit Agreement and the Intercreditor Agreement.

“First Lien Credit Agreement” means the credit agreement dated as of September 12, 2016 among the Borrower, Holdings, the First Lien Lenders, and the First Lien Agent, as amended, including as amended by the Revolver Amendment and as otherwise in effect on the First Amendment Effective Date, and as further amended, restated, refinanced, supplemented, or otherwise modified from time to time but only to the extent permitted under the terms of the Intercreditor Agreement; provided that, for the avoidance of doubt, the First Lien Credit Agreement must at all times constitute a Credit Facility, and the Indebtedness incurred thereunder must at all times constitute First Lien Debt.

“First Lien Debt” means Indebtedness incurred in accordance with Section 6.02(b) [Indebtedness, Guarantees, and Other Obligations] and secured pursuant to Section 6.01(p) [Liens, Etc].

“First Lien Debt Measurement Trigger” means the first date on which the amount of Net First Lien Borrowings exceeds $70,000,000.

“First Lien Lenders” means the lenders party to the First Lien Credit Agreement from time to time.

“First Lien Loan Documents” means the definitive documentation (including any promissory notes, security documents, and each other agreement, instrument, certificate, or document) in respect of any First Lien Debt (including, for the avoidance of doubt, the First Lien Credit Agreement) executed by Holdings, the Borrower, any of its Restricted Subsidiaries, or any of their respective officers at any time in connection with such First Lien Debt.

“Fixture Operating Equipment” means any of the items described in the first sentence of the definition of “Operating Equipment,” which, as a result of being incorporated into realty or structures or improvements located therein or thereon, with the intent that they remain there permanently, constitute fixtures under the laws of the state in which such equipment is located.

“Flood Insurance Regulations” has the meaning set forth in Section 9.21 [Flood Insurance Regulations] hereof.

“Forecasted Production” has the meaning specified in Section 5.17 [Hedging Obligations].

“Foreign Holding Company” means any entity substantially all of the assets of which consist directly or indirectly of equity interests (or equity interests and debt interests) in one or more CFCs.

“Foreign Lender” means a Lender that is not a U.S. Person.

“Fund” means any Person (other than a natural Person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its activities.

“GAAP” means United States generally accepted accounting principles as in effect from time to time, applied on a basis consistent with the requirements of Section 1.03 [Accounting Terms; Changes in GAAP].

“General Partner” means PV Energy Holdings GP LLC, a Delaware limited liability company.

“Governmental Approvals” means all authorizations, consents, approvals, permits, licenses and exemptions of, and all registrations and filings with or issued by, any Governmental Authorities.

“Governmental Authority” means the government of the United States of America or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank).

“Governmental Unit” has the meaning set forth in Section 101(27) of the Bankruptcy Code.

“Guarantee” of or by any Person (the “guarantor”) means any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation, (d) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness or obligation or (e) for the purpose of assuming in any other manner the obligee in respect of such Indebtedness or other obligation of the payment or performance thereof or to protect such obligee against loss in respect thereof (whether in whole or in part).

“Guarantor” means (a) Intermediate, (b) each other Restricted Subsidiary of Holdings (other than Excluded Subsidiaries), (c) each Restricted Subsidiary of Holdings that voluntarily executes a Guaranty and (d) to the extent required by Section 5.11(d) [Further Assurances; Cure of Title Defects], Holdings and General Partner; provided that, notwithstanding anything in the Loan Documents, Guarantor shall in no event include any Excluded Tax Subsidiary.

“Guaranty” means a guaranty agreement substantially the form of the attached Exhibit B and executed by a Guarantor.

“Hazardous Materials” means any substances or materials (a) which are or become defined as hazardous wastes, hazardous substances, pollutants, contaminants, chemical substances or mixtures or toxic substances under any Environmental Law, (b) which are toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic, mutagenic or otherwise harmful to public health or the Environment and are or become regulated by any Governmental Authority, (c) the presence of which require investigation or remediation under any Environmental Law or common law, (d) the discharge or emission or Release of which requires a Permit under any Environmental Law or other Governmental Approval, (e) which are deemed by a Governmental Authority to constitute a nuisance which pose a health or safety hazard to Persons or neighboring properties, or (f) which contain, without limitation, asbestos, polychlorinated biphenyls, urea formaldehyde foam insulation, petroleum hydrocarbons, petroleum derived substances or waste, crude oil, nuclear fuel, natural gas or synthetic gas.

“Hedge Contract” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, puts, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement; provided that, a “Hedge Contract” shall not include any “Master Agreement” or other agreement that provides solely for the sale by any Loan Party or any Restricted Subsidiary of physical Hydrocarbons in exchange for cash in the ordinary course of its business.

“Hedge Event” means any novation, assignment, unwinding, termination, expiration or amendment of a Hedge Contract.

“Hedge Termination Value” means, in respect of any one or more Hedge Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Hedge Contracts, (a) for any date on or after the date such Hedge Contracts have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a), the amount(s) determined as the mark-to-market value(s) for such Hedge Contracts, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Hedge Contracts (which may include a Lender or any Affiliate of a Lender).

“Hedging Obligation Event” has the meaning specified in Section 5.17 [Hedging Obligations].

“Holdings” has the meaning set forth in the introductory paragraph hereof.

“Hydrocarbon Hedge Agreement” means a Hedge Contract which is intended to reduce or eliminate the risk of fluctuations in the price of Hydrocarbons.

“Hydrocarbons” means oil, gas, coal seam gas, casinghead gas, drip gasoline, natural gasoline, condensate, distillate, and all other liquid and gaseous hydrocarbons produced or to be produced in conjunction therewith from a well bore and all products, by-products, and other substances derived therefrom or the processing thereof, and all other minerals and substances produced in conjunction with such substances, including, but not limited to, sulfur, geothermal steam, water, carbon dioxide, helium, and any and all minerals, ores, or substances of value and the products and proceeds therefrom.

“Immaterial Subsidiary” means (a) General Partner, for so long as it complies with Section 6.19 and (b) any Restricted Subsidiary of the Borrower which individually has less than $1,000,000, and in the aggregate with all other Immaterial Subsidiaries has less than $5,000,000, of assets and quarterly revenues, in each case, based on the most recently quarterly financial statements available to the Borrower.

“Indebtedness” means, with respect to any Person at any date and without duplication, the sum of the following:

(a) all liabilities, obligations and indebtedness for borrowed money including, but not limited to, obligations evidenced by bonds, debentures, notes or other similar instruments of any such Person;

(b) all obligations to pay the deferred purchase price of property or services of any such Person (including, without limitation, all obligations under non-competition, earn-out or similar agreements), except trade payables arising in the ordinary course of business not more than ninety (90) days past due, or that are currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided for on the books of such Person;

(c) the Attributable Indebtedness of such Person and all outstanding payment obligations with respect to such Person’s Capital Lease Obligations and Synthetic Leases (regardless of whether accounted for as indebtedness under GAAP);

(d) all obligations of such Person under conditional sale or other title retention agreements relating to property purchased by such Person to the extent of the value of such property (other than customary reservations or retentions of title under agreements with suppliers entered into in the ordinary course of business);

(e) all Indebtedness of any other Person secured by a Lien on any asset owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements except trade payables arising in the ordinary course of business), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse;

(f) all obligations, contingent or otherwise, of any such Person relative to the face amount of letters of credit, whether or not drawn, and banker’s acceptances issued for the account of any such Person;

(g) all obligations of any such Person in respect of Disqualified Equity Interests;

(h) all obligations of such Person under any Hedge Contract;

(i) all Guarantees of any such Person with respect to any of the foregoing;

(j) the outstanding attributed principal amount under any asset securitization program; and

(k) obligations to deliver commodities, goods or services, including, without limitation, Hydrocarbons, in consideration of one or more advance payments, other than gas balancing arrangements in the ordinary course of business, including obligations of such Person owing in connection with any Advance Payment Contract.

For all purposes hereof, the Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture (other than a joint venture that is itself a corporation or limited liability company) in which such Person is a general partner or a joint venturer, unless such Indebtedness is expressly made non-recourse to such Person. The Indebtedness of any Person shall include all obligations of such Person of the character described above to the extent such Person remains legally liable in respect thereof notwithstanding that any such obligation is not included as a liability of such Person under GAAP.

“Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Loan Party under any Loan Document and (b) to the extent not otherwise described in (a), Other Taxes.

“Indemnitee” has the meaning set forth in Section 9.02(a) [INDEMNIFICATION] hereof.

“Independent Engineer” means (a) Netherland, Sewell & Associates, Inc., (b) Ryder Scott Company, L.P., (c) DeGolyer and MacNaughton or (d) any other independent petroleum engineering firm selected by the Borrower and reasonably acceptable to the Majority Lenders.

“Independent Engineering Report” means any “Independent Engineering Report” as defined in and delivered to the First Lien Agent under the First Lien Credit Agreement or, if no such report is delivered thereunder, then a report, in form and substance reasonably satisfactory to the Administrative Agent and each of the Lenders, prepared by an Independent Engineer with respect to the Proven Reserves owned by any Loan Party or any Restricted Subsidiary (or to be acquired by any Loan Party or any Restricted Subsidiary, as applicable), which report shall (a) specify the location, quantity, and type of the estimated Proven Reserves attributable to such Oil and Gas Properties, (b) contain a projection of the rate of production of such Oil and Gas Properties, (c) contain an estimate of the Present Value, (d) contain an attendant reserve database capable of producing a match of the reserves, and (e) contain such other information as is customarily obtained from and provided in such reports.

“Intercreditor Agreement” means that certain Intercreditor Agreement, dated as of the Original Closing Date, among the Administrative Agent, the First Lien Agent and the Loan Parties.

“Interest Coverage Ratio” means, as of any date of determination, the ratio of (a) EBITDAX to (b) Interest Expense, in each case for the period of four consecutive fiscal quarters most recently ended prior to such date for which financial statements are available.

“Interest Expense” means, for the Borrower and its consolidated Restricted Subsidiaries for any period, total interest expense incurred in connection with any Indebtedness for such period, whether paid or accrued, including (a) all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers’ acceptance financing, imputed interest under Capital Leases and Synthetic Leases, and net costs under Interest Hedge Agreements, all as determined in conformity with GAAP, and (b) all interests, dividends, distributions, or other payments made in respect of preferred Equity Interests.

“Interest Hedge Agreement” means a Hedge Contract between the Borrower and one or more financial institutions providing for the exchange of nominal interest obligations between the Borrower and such financial institution or the cap of the interest rate on any Indebtedness of the Borrower.

“Interest Period” means, for each Eurodollar Rate Advance comprising part of the same Borrowing, the period commencing on the date of such Eurodollar Rate Advance or the date of the Conversion of any Reference Rate Advance into a Eurodollar Rate Advance and ending on the last day of the period selected by the Borrower pursuant to the provisions below and Section 2.02 [Method of Borrowing] and, thereafter, each subsequent period commencing on the last day of the immediately preceding Interest Period and ending on the last day of the period selected by the Borrower pursuant to the provisions below and Section 2.02 [Method of Borrowing]. The duration of each such Interest Period shall be one, three or six months, in each case as the Borrower may, upon notice received by the Administrative Agent not later than 12:00 p.m. (New York City time) on the third Business Day prior to the first day of such Interest Period, select; provided, however, that:

(a) the Borrower may not select any Interest Period which ends after the Maturity Date;

(b) Interest Periods commencing on the same date for Advances comprising part of the same Borrowing shall be of the same duration;

(c) whenever the last day of any Interest Period would otherwise occur on a day other than a Business Day, the last day of such Interest Period shall be extended to occur on the next succeeding Business Day; provided that if such extension would cause the last day of such Interest Period to occur in the next following calendar month, the last day of such Interest Period shall occur on the next preceding Business Day; and

(d) any Interest Period which begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month in which it would have ended if there were a numerically corresponding day in such calendar month.

“Intermediate” means PV Energy Holdings, L.P., a Delaware limited partnership.

“Internal Engineering Report” means any “Internal Engineering Report” as defined in and delivered to the First Lien Agent under the First Lien Credit Agreement or, if no such report is delivered thereunder, then a report that is in form and substance reasonably satisfactory to the Administrative Agent and each Lender, prepared by the Borrower and certified by a Responsible Officer of the Borrower, addressed to the Administrative Agent and the Lenders with respect to the Oil and Gas Properties owned by any Loan Party or any Restricted Subsidiary (or to be acquired by any Loan Party or any Restricted Subsidiary, as applicable) which are or are to be included in the Borrowing Base, which report shall (a) specify the location, quantity, and type of the estimated Proven Reserves attributable to such Oil and Gas Properties, (b) contain a projection of the rate of production of such Oil and Gas Properties, (c) contain an estimate of the net operating revenues to be derived from the production and sale of Hydrocarbons from such Proven Reserves based on product prices and cost escalation assumptions specified by the Administrative Agent in good faith, (d) contain an attendant reserve database capable of producing a match of the reserves, and (e) contain such other information as is customarily obtained from and provided in such reports or is otherwise reasonably requested by the Administrative Agent or any Lender.

“Investment” means, as to any Person, any direct or indirect purchase, acquisition or investment by such Person, whether by means of (a) the purchase or other acquisition of Equity Interests or other securities of another Person, (b) a loan, advance or capital contribution to, guarantee (by guaranty or other arrangement) or assumption of Indebtedness of, or purchase or other acquisition of any other Indebtedness or equity participation or interest in, another Person, including any partnership or joint venture interest in such other Person, or (c) the purchase or other acquisition (in one transaction or a series of transactions) of substantially all or a portion of the business or assets of another Person. For purposes of covenant compliance, the amount of any Investment shall be the amount actually invested, without adjustment for subsequent increases or decreases in the value of such Investment but giving effect to any cash repayments of loans or cash return of Investments.

“Lease Operating Statement” means a statement, in form and substance reasonably satisfactory to the Administrative Agent, prepared by the Borrower with respect to the Oil and Gas Properties owned by any Loan Party or any Restricted Subsidiary (or to be acquired by any Loan Party or any Restricted Subsidiary, as applicable), which statement shall contain production, revenue, and expense data for the time period covered by such statement and such other information reasonably requested by the Administrative Agent or any Lender.

“Leases” means all oil and gas leases, oil, gas and mineral leases, oil, gas and casinghead gas leases or any other instruments, agreements, or conveyances under and pursuant to which the owner thereof has or obtains the right to enter upon lands and explore for, drill, and develop such lands for the production of Hydrocarbons.

“Legal Requirement” means, as to any Person, any law, statute, ordinance, decree, requirement, order, judgment, rule, regulation (or official interpretation of any of the foregoing) of, and the terms of any license or Permit issued by, any Governmental Authority, including, but not limited to, Regulations T, U, and X, which is applicable to such Person.

“Lender” means a party hereto that (a) is a lender listed on the signature pages of this Agreement on the date hereof or (b) is an Eligible Assignee that became a lender under this Agreement pursuant to Section 2.14 [Mitigation Obligations; Replacement of Lenders] or 9.07 [Successors and Assigns].

“Lender Parties” means Lenders, the Administrative Agent and the Collateral Agent.

“Lending Office” means, as to any Lender, the office or offices of such Lender described as such in such Lender’s Administrative Questionnaire, or such other office or offices as a Lender may from time to time notify the Borrower and the Administrative Agent.

“Leverage Ratio” means, as of any date of determination, the ratio of (a) Holdings’ consolidated Indebtedness (other than (i) Indebtedness under surety bonds, performance bonds, and other similar bonds and (ii) Indebtedness under Hedge Contracts) on such date to (b) EBITDAX for the period of four consecutive fiscal quarters most recently ended prior to such date for which financial statements are available.

“Lien” means any mortgage, lien, pledge, assignment, charge, deed of trust, security interest, hypothecation, preference, deposit arrangement or encumbrance (or other type of arrangement having the practical effect of the foregoing) to secure or provide for the payment of any obligation of any Person, whether arising by contract, operation of law, or otherwise (including, without limitation, the interest of a vendor or lessor under any conditional sale agreement, Synthetic Lease, Capital Lease, or other title retention agreement).

“Liquid Investments” means:

(a) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States maturing within 120 days from the date of any acquisition thereof;

(b) (i) negotiable or nonnegotiable certificates of deposit, time deposits, or other similar banking arrangements maturing within 120 days from the date of acquisition thereof (“bank debt securities”), issued by (A) any Lender (or any Affiliate of any Lender) or (B) any other bank or trust company so long as such certificate of deposit is pledged to secure the Borrower’s or any Restricted Subsidiaries’ ordinary course of business bonding requirements, or any other bank or trust company which has primary capital of not less than $500,000,000, if at the time of deposit or purchase, such bank debt securities are rated not less than “AA” (or the then equivalent) by the rating service of Standard & Poor’s Ratings Group or of Moody’s Investors Service, Inc., and (ii) commercial paper issued by (A) any Lender (or any Affiliate of any Lender) or (B) any other Person if at the time of purchase such commercial paper is rated not less than “A-1” (or the then equivalent) by the rating service of Standard & Poor’s Ratings Group or not less than “P-1” (or the then equivalent) by the rating service of Moody’s Investors Service, Inc., or upon the discontinuance of both of such services, such other nationally recognized rating service or services, as the case may be, as shall be selected by the Borrower with the consent of the Majority Lenders;

(c) deposits in money market funds investing exclusively in investments described in clauses (a) and (b) above; and

(d) repurchase agreements relating to investments described in clauses (a) and (b) above with a market value at least equal to the consideration paid in connection therewith, with any Person who regularly engages in the business of entering into repurchase agreements and has a combined capital surplus and undivided profit of not less than $500,000,000, if at the time of entering into such agreement the debt securities of such Person are rated not less than “AA” (or the then equivalent) by the rating service of Standard & Poor’s Ratings Group or of Moody’s Investors Service, Inc.

“Loan Documents” means this Agreement, the Notes, the Guaranty, the Security Instruments, the Fee Letters, the Prior Fee Letters, the Intercreditor Agreement, and each other agreement, instrument, or document executed by the Borrower, any Guarantor, or any of the Borrower’s or a Guarantor’s Subsidiaries or any of their officers at any time in connection with this Agreement. For the avoidance of doubt, “Loan Documents” does not include Hedge Contracts.

“Loan Party” means the Borrower and each Guarantor.

“Majority Lenders” means Lenders holding more than 50% of the aggregate unpaid principal amount of the Advances; provided that, (a) if no Advances are then outstanding, “Majority Lenders” shall mean Lenders having more than 50% of the aggregate Commitments at such time; (b) the Commitments of, and the portion of the Advances held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of Majority Lenders unless all of the Lenders are Defaulting Lenders; and (c) at any time there are fewer than five Lenders but more than one Lender at least two, non-Affiliated Lenders, each holding not less than $5,000,000 aggregate unpaid principal amount of the Advances (or if no Advances are then outstanding, not less than $5,000,000 in the aggregate Commitments), will be required to constitute Majority Lenders.

“Material Adverse Change” means any material adverse change in, or material adverse effect on, (a) the business, property, operations, or condition (financial or otherwise) of the Borrower and the Guarantors taken as a whole, (b) the ability of the Borrower and Guarantors, taken as a whole, to perform any of their obligations under this Agreement and the other Loan Document to which any of them is a party, (c) the validity or enforceability of any of this Agreement and the other Loan Documents or (d) the rights or remedies of or benefits available to the Administrative Agent, any other agent or the Lenders under this Agreement and the other Loan Documents.

“Maturity Date” means September 29, 2024.

“Maximum Rate” means the maximum nonusurious interest rate under applicable law (determined under such laws after giving effect to any items which are required by such laws to be construed as interest in making such determination, including without limitation if required by such laws, certain fees and other costs).

“Mortgage” means each of the mortgages or deeds of trust executed by any one or more Loan Party in substantially the form of the attached Exhibit C-1 or Exhibit C-2, as applicable, or such other form as may be reasonably requested by the Administrative Agent, together with any assumptions or assignments of the obligations thereunder by any Loan Party.

“Mortgage Requirement” means a requirement that the Loan Parties shall have granted to the Collateral Agent (for its benefit and the benefit of the Secured Parties) an Acceptable Security Interest in Oil and Gas Properties of the Loan Parties constituting at least (a) 95% of the Present Value of the Borrower’s and its Restricted Subsidiaries’ Proven Reserves and the Oil and Gas Properties relating thereto and (b) at least 95% of the Present Value of the Borrower’s and its Restricted Subsidiaries’ other Oil and Gas Properties, in each case, as evaluated in the information delivered pursuant to Section 3.01(d) or the most recently delivered Engineering Report.

“Multiemployer Plan” means a “multiemployer plan” as defined in Section 4001(a)(3) of ERISA.

“Net Cash Proceeds” means, with respect to any Disposition (other than Dispositions constituting Investments permitted pursuant to Section 6.06(f)[Investments] in an aggregate amount not to exceed $75,000,000) or Casualty Event, all cash and Liquid Investments received (directly or indirectly) by any Loan Party or any Subsidiary from such Disposition after payment of all reasonable out of pocket fees and expenses actually incurred by such Loan Party or such Subsidiary directly in connection with such Disposition minus (a) taxes paid or payable as a result thereof (after taking into account any available tax credits or deductions and any tax sharing arrangements), minus (b) if applicable, the principal amount of any Indebtedness that is secured (other than a Lien that ranks pari passu with or subordinated to the Liens securing the Obligations) by such asset (if any) and that is required to be repaid in connection with such Disposition or Casualty Event thereof (other than the Advances), and minus (c) any amounts provided as a reserve, in accordance with GAAP, against any liabilities under any indemnification obligations or purchase price adjustments associated with such Disposition (other than any taxes deducted pursuant to clause (a) above) (however, the amount of any subsequent reduction of such reserve (other than in connection with a payment in respect of any such liability) shall be deemed to be Net Cash Proceeds of such Disposition or Casualty Event occurring on the date of such reduction); provided that so long as no Event of Default has occurred and is continuing, the Borrower may reinvest any portion of such proceeds in (i) drilling and completion, workover and related activities, (ii) acquisitions of Proven Reserves (whether direct or in the acquisition of Persons owning such Proven Reserves) and related midstream or ancillary equipment and assets in a transaction permitted under Section 6.06(f) or Section 6.06(h) and (iii) other assets useful for its business (which shall include any other Investment permitted by this Agreement) in an aggregate amount not to exceed $10,000,000 per year, in each case within 9 months of such receipt, and such portion of such proceeds shall not constitute Net Cash Proceeds except to the extent not, within 9 months of such receipt, so reinvested or contractually committed to be so reinvested (it being understood that if any portion of such proceeds are not so reinvested within such 9-month period but within such 9-month period are contractually committed to be so reinvested, then upon the termination of such contract or if such Net Cash Proceeds are not so used within 12 months of initial receipt, such remaining portion shall constitute Net Cash Proceeds as of the date of such termination or expiry without giving effect to this proviso); it being further understood that such proceeds shall constitute Net Cash Proceeds notwithstanding any reinvestment notice if an Event of Default has occurred and is continuing at the time of a proposed reinvestment, unless such proposed reinvestment is made pursuant to a binding commitment entered into at a time when no such Event of Default was continuing; provided, further, that (x) the proceeds realized in any single transaction (or series of related transactions) shall not constitute Net Cash Proceeds unless the amount of such proceeds exceeds $2,000,000 and (y) only the aggregate amount of proceeds (excluding, for the avoidance of doubt, proceeds described in the preceding clause (x)) in excess of $10,000,000 in any fiscal year shall constitute Net Cash Proceeds. For purposes of calculating the amount of Net Cash Proceeds, fees, commissions and other costs and expenses payable to the Borrower or any Subsidiary shall be disregarded.

“Non-Consenting Lender” means any Lender that does not consent to a proposed agreement, amendment, waiver, consent or release with respect to this Agreement or any other Loan Document that (i) requires the consent of each Lender and (ii) has been approved by the Majority Lenders.

“Non-Defaulting Lender” means, at any time, each Lender that is not a Defaulting Lender at such time.

“Net First Lien Borrowings” means the aggregate amount of all Advances (as defined in the First Lien Credit Agreement) made to the Borrower pursuant to the First Lien Credit Agreement after the First Amendment Effective Date minus the aggregate amount of any prepayments of any Advances (as defined in the First Lien Credit Agreement) made after the First Amendment Effective Date by the Borrower pursuant to Section 2.05 of the First Lien Credit Agreement; provided that, for the avoidance of doubt, any principal prepayments of Advances (as defined in the First Lien Credit Agreement) made after the First Amendment Effective Date shall be deemed to prepay Advances (as defined in the First Lien Credit Agreement) made prior to the First Amendment Effective Date until such time as the aggregate principal balance of Advances (as defined in the First Lien Credit Agreement) outstanding as of the First Amendment Effective Date are prepaid in full.

“Non-Recourse Debt” means Indebtedness:

(e) as to which none of Holdings, the Borrower nor any of the Restricted Subsidiaries (i) provides credit support of any kind (including any undertaking, agreement or instrument that would constitute Indebtedness), (ii) is directly or indirectly liable as a guarantor or otherwise, or (iii) constitutes the lender, other than, in each case, (x) pledges of Equity Interests in any Unrestricted Subsidiary or (y) Investments permitted under Section 6.06 [Investments]; and

(f) no default with respect to which (including any rights that the holders of the Indebtedness may have to take enforcement action against an Unrestricted Subsidiary) would permit upon notice, lapse of time or both any holder of any other Indebtedness of Holdings, the Borrower or any of the Restricted Subsidiaries to declare a default on such other Indebtedness or cause the payment of the Indebtedness to be accelerated or payable prior to its stated maturity.

“Notes” means a promissory note of the Borrower payable to any Lender in the amount of such Lender’s Commitment, in substantially the form of the attached Exhibit D, evidencing indebtedness of the Borrower to such Lender resulting from Advances owing to such Lender.

“Notice of Conversion or Continuation” means a notice of conversion or continuation substantially in the form of the attached Exhibit F signed by a Responsible Officer of the Borrower.

“O&G Definitions” means the definitions for oil and gas reserves promulgated by the Society of Petroleum Evaluation Engineers (or any generally recognized successor) as in effect at the time in question.

“Obligations” means all principal, interest (including post-petition interest), fees, reimbursements, indemnifications, premiums (including any Applicable Premium) and other amounts payable by the Borrower, any Guarantor or any of their respective Restricted Subsidiaries to the Administrative Agent, the Collateral Agent, the Lenders or the Indemnitees under the Loan Documents, including any postpetition interest in the event of a bankruptcy, to the extent such interest is enforceable by applicable Legal Requirement.

“OFAC” means The Office of Foreign Assets Control of the U.S. Department of the Treasury.

“Oil and Gas Properties” means fee mineral interests, term mineral interests, Leases, subleases, farm-outs, royalties, overriding royalties, net profit interests, carried interests, production payments and similar mineral interests, and all unsevered and unextracted Hydrocarbons in, under, or attributable to such oil and gas Properties and interests.

“Operating Equipment” means all surface or subsurface machinery, equipment, facilities, supplies or other Property of whatsoever kind or nature now or hereafter located on any of the Property affected by the Oil and Gas Properties which are useful for the production, treatment, storage or transportation of Hydrocarbons, including all oil wells, gas wells, water wells, injection wells, casing, tubing, rods, pumping units and engines, christmas trees, derricks, separators, gun barrels, flow lines, pipelines, tanks, gas systems (for gathering, treating and compression), water systems (for treating, disposal and injection), supplies, derricks, wells, power plants, poles, cables, wires, meters, processing plants, compressors, dehydration units, lines, transformers, starters and controllers, machine shops, tools, storage yards and equipment stored therein, buildings and camps, telegraph, telephone and other communication systems, roads, loading racks, shipping facilities and all additions, substitutes and replacements for, and accessories and attachments to, any of the foregoing. Operating Equipment shall not include any items incorporated into realty or structures or improvements located therein or thereon in such a manner that they no longer remain personalty under the laws of the state in which such equipment is located.

“Operating Lease” means, as to any Person as determined in accordance with GAAP, any lease of Property (whether real, personal or mixed) by such Person as lessee which is not a Capital Lease.

“Order” means any judgment, order, award, injunction, writ, permit, license or decree of any Governmental Unit or arbitrator of applicable jurisdiction.

“Original Closing Date” means September 29, 2017.

“Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Advance, Commitment or Loan Document).

“Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment required by the Borrower pursuant to Section 2.14 [Mitigation Obligations; Replacement of Lenders]).

“Parent Entity” means Holdings, General Partner and Intermediate.

“Participant” has the meaning set forth in Section 9.07(d) [Participations] hereof.

“Participant Register” has the meaning set forth in Section 9.07(d) [Participations] hereof.

“Patriot Act” means the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)).

“PBGC” means the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

“PDP PV-10” means, as of any date of determination thereof, the Present Value of PDP Reserves of the Loan Parties and their Restricted Subsidiaries.

“PDP Reserves” means, as of any date of determination, oil and gas mineral interests that, in accordance with the O&G Definitions, are classified as “proved developed and producing” in the most recently delivered Engineering Report.

“Pension Plan” means any Employee Benefit Plan, other than a Multiemployer Plan, which is subject to the provisions of Title IV of ERISA or Sections 412 and 430 of the Code or Section 302 of ERISA.

“Permit” means any approval, certificate of occupancy, consent, waiver, exemption, variance, franchise, order, permit, authorization, right or license of or from any Governmental Authority, including without limitation, an Environmental Permit.

“Permitted Acquisition” means any Acquisition (x) contemplated by the RCR Agreement or (y) that meets all of the following requirements:

(a) no less than five (5) Business Days prior to the proposed closing date of such Acquisition (or such shorter period of time as the Administrative Agent may agree to in its sole discretion), the Borrower shall have delivered written notice of such Acquisition to the Administrative Agent, which notice shall include the proposed closing date of such Acquisition;

(b) such Acquisition is not hostile;

(c) the Person or business to be acquired shall be in a line of business permitted pursuant to Section 6.11 [Change of Business; Foreign Operations or Subsidiaries];

(d) if such Acquisition is a merger or consolidation, the Borrower or a Subsidiary Guarantor shall be the surviving Person and no Change in Control shall have been effected thereby;

(e) if an increase in the Borrowing Base is to be effected in connection with such Acquisition on the date of such Acquisition, the Borrower shall have delivered to the Administrative Agent all documents required to be delivered pursuant to, and in accordance with, Section 5.08 [Collateral Matters; Guaranties] concurrent with the delivery of analogous documents to the First Lien Agent notwithstanding the time frames required under Section 5.08 [Collateral Matters; Guaranties];

(f) no later than five (5) Business Days prior to the proposed closing date of such Acquisition (or such shorter period of time as the Administrative Agent may agree to in its sole discretion), the Borrower shall have delivered to the Administrative Agent a certificate of a Responsible Officer certifying for the most recent fiscal quarter end preceding such Acquisition for which financial statements are available demonstrating, in form and substance reasonably satisfactory to the Administrative Agent, that on a Pro Forma Basis calculated in a manner acceptable to the Administrative Agent (as of the date of the Acquisition and after giving effect thereto and any Indebtedness incurred in connection therewith) (i) the Interest Coverage Ratio is not less than 3.00 to 1.00, (ii) the Current Ratio is not less than 1.00 to 1.00, and (iii) the Leverage Ratio shall be at least 0.25 below the then applicable ratio set forth in Section 6.17(a) of the First Lien Credit Agreement;

(g) no later than one (1) Business Day (or such shorter period as the Administrative Agent may agree to in its sole discretion) prior to the proposed closing date of such Acquisition, the Borrower, to the extent reasonably requested by the Administrative Agent, shall have delivered to the Administrative Agent copies of substantially final Permitted Acquisition Documents;

(h) no Default or Event of Default shall have occurred and be continuing both before and after giving effect to such Acquisition and any Indebtedness incurred in connection therewith;

(i) after giving effect to the Acquisition (including any increase to the Borrowing Base resulting therefrom), Availability shall be no less than 15% of the then effective Borrowing Base; and

(j) the Borrower shall have delivered to the Administrative Agent a certificate of a Responsible Officer certifying that all of the requirements set forth above have been satisfied or will be satisfied on or prior to the consummation of such purchase or other Acquisition (or will be satisfied within the time periods otherwise required above).

“Permitted Acquisition Documents” means with respect to any Acquisition proposed by the Borrower or any Subsidiary Guarantor, final copies or substantially final drafts if not executed at the required time of delivery of the purchase agreement, sale agreement, merger agreement or other primary agreement evidencing such Acquisition, including, without limitation, all legal opinions and any material amendment, modification or supplement to any of the foregoing.

“Permitted Asset Swap” means the Disposition of Oil and Gas Properties made by a Loan Party or any Restricted Subsidiary in exchange for other Oil and Gas Properties so long as each of the following conditions are met: (a) such exchange is made with a Person (the “transferee”) that is not an Affiliate of any Loan Party or any Restricted Subsidiary, (b) if the Oil and Gas Properties being Disposed of are Collateral, then the Oil and Gas Properties received shall also be pledged as Collateral pursuant to Mortgages, (c) no Proven Reserves are attributable to the Disposed Oil and Gas Properties, and (d) the fair market value of the Disposed Oil and Gas Properties are substantially equivalent to the fair market value of the received Oil and Gas Properties (in any case, as reasonably determined by the board of directors or the equivalent governing body of the Borrower, or its designee, and, if requested by the Administrative Agent, the Borrower shall deliver a certificate of a Responsible Officer of the Borrower certifying to that effect).

“Permitted Liens” means the Liens permitted under Section 6.01 [Liens, Etc]; provided that (1) Liens described in clauses (d) and (g) of Section 6.01 [Liens, Etc] shall remain “Permitted Liens” only for so long as no action to enforce such Lien has been commenced or such Liens are being diligently contested in good faith by appropriate proceedings and adequate reserves have been made in accordance with GAAP, and (2) no intention to subordinate the priority of the Lien granted in favor of the Administrative Agent and the Secured Parties is to be hereby implied or expressed by the permitted existence of any Permitted Liens.

“Permitted Payments to Parent Entities” means payments by the Borrower to any Parent Entity in amounts required for any Parent Entity to pay the following, as and when the same become due and payable, in each case without duplication:

(a) reasonable accounting, legal and administrative expenses (including, without limitation, expenses related to reporting obligations and any franchise and similar taxes, and other fees and expenses, required to maintain its corporate existence) of such Parent Entity, in each case, to the extent such costs and expenses are reasonably attributable to the ownership or operation of the Borrower and its Restricted Subsidiaries;

(b) reasonable fees and expenses of such Parent Entity (other than fees and expenses payable to Affiliates of the Borrower) incurred in connection with any debt or equity offering or other financing transaction by Holdings;

(c) costs of such Parent Entity associated with, or in anticipation of, or preparation for, compliance with the requirements of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith and costs relating to compliance with the provisions of the Securities Act and the Exchange Act or any other comparable body of laws, rules or regulations, directors’ compensation, fees and expense reimbursement, costs relating to investor relations, shareholder meetings and reports to shareholders, directors’ and officers’ insurance and other executive costs, legal and other professional fees, and listing fees, in each case to the extent arising solely by virtue of the listing of such Person’s equity securities on a national securities exchange;

(d) customary salary, bonus, severance, indemnification obligations and other benefits payable to officers and employees of such Parent Entity, to the extent such salaries, bonuses, severance, indemnification obligations and other benefits are attributable to the ownership or operation of the Borrower and its Restricted Subsidiaries; and

(e) “Reimbursable Expenses”, as such term is defined in the Amended and Restated Limited Partnership Agreement of Intermediate as in effect on the First Amendment Effective Date (so long as such term is consistent with, and is not broader in any material respect than, the proposed definition included in the draft Amended and Restated Limited Partnership Agreement provided to the Administrative Agent on the First Amendment Closing Date), but only to the extent such “Reimbursable Expenses” are reasonably attributable to the ownership or operation of the Borrower and its Restricted Subsidiaries.

“Permitted Prior Liens” means the Permitted Liens permitted under paragraphs (b) through (i), (l), (m), (o), (p) and (q) of Section 6.01 [Liens, Etc].

“Permitted Refinancing Debt” means unsecured Indebtedness of any of the Loan Parties (for purposes of this definition, “new Debt”) incurred in exchange for (other than pursuant to an Exchange Offer), or proceeds of which are used to extend, refinance, renew, replace, defease, discharge, refund or otherwise retire for value, in whole or in part, any other Indebtedness of any of the Loan Parties (the “Refinanced Debt”); provided that (a) such new Debt is in an aggregate principal amount not in excess of the sum of (i) the aggregate principal amount then outstanding of the Refinanced Debt (or, if the Refinanced Debt is exchanged or acquired for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration thereof, such lesser amount) and (ii) an amount necessary to pay all accrued (including, for the purposes of defeasance, future accrued) and unpaid interest on the Refinanced Debt and any fees and expenses, including premiums, related to such exchange or refinancing; (b) such new Debt has a stated final maturity no earlier than the sooner to occur of (i) the date that is 91 days after the Maturity Date (as in effect on the date of incurrence of such new Debt) and (ii) the stated final maturity date of the Refinanced Debt; (c) such new Debt has an average life at the time such new Debt is incurred that is no shorter than the shorter of (i) the period beginning on the date of incurrence of such new Debt and ending on the date that is 91 days after the Maturity Date (as in effect on the date of incurrence of such new Debt) and (ii) the average life of the Refinanced Debt at the time such new Debt is incurred; (d) the covenants of such new Debt, when taken as a whole, are not materially more onerous to the Loan Parties than those imposed by the Refinanced Debt, as determined in good faith by a Responsible Officer; (e) if the Refinanced Debt was subordinated in right of payment to the Obligations or the guarantees under the Guaranty, such new Debt (and any guarantees thereof) is subordinated in right of payment to the Obligations (or, if applicable, the guarantees under the Guaranty) to at least the same extent as the Refinanced Debt; and (f) the primary obligations with respect to such new Debt may not be incurred by any Loan Party other than a Loan Party that was an obligor on the Refinanced Debt.

“Permitted Tax Distributions” means, with respect to any taxable period or portion thereof during which each of the Borrower and Intermediate is a pass-through entity for U.S. federal income tax purposes, Restricted Payments in the form of cash made quarterly and following the end of a taxable year to the owners of Intermediate in an amount equal to the estimated amount of U.S. federal, state, and local income Tax liabilities of the direct or indirect owners of Intermediate for such quarter or such taxable year attributable solely to the earnings of the Borrower and its Restricted Subsidiaries and earnings of any of Borrower’s Unrestricted Subsidiaries (to the extent Borrower has received cash in respect of the net income Tax liabilities of Holdings attributable to the earnings of such Unrestricted Subsidiaries directly or indirectly from such Unrestricted Subsidiaries). Distributions for the final quarter of any taxable year shall be based on the anticipated Tax liabilities with respect to the estimated taxable income of Intermediate (attributable solely to the earnings of the Borrower, its Restricted Subsidiaries and its Unrestricted Subsidiaries, as determined above) for the entire taxable year and shall take into account prior Permitted Tax Distributions for such taxable year. All calculations of anticipated Tax liabilities pursuant to this definition shall assume that: (i) each direct or indirect owner of Intermediate is subject to the highest marginal U.S. federal, state and local tax rates for an individual, or if higher, a corporation, resident in New York, New York, taking into account the character of any income, gains, deductions, losses or credits (including any tax rate imposed under Section 1411 of the Code) and (ii) any taxable losses of Intermediate (attributable solely to the earnings of the Borrower, its Restricted Subsidiaries and its and Unrestricted Subsidiaries, as determined above) allocated to such direct or indirect owner in prior periods but not previously utilized as an offset against income or gains pursuant to this paragraph are available for offset against income and gains (to the extent permitted by applicable tax law) with respect to such taxable year.

“Person” means an individual, partnership, corporation (including a business trust), joint stock company, limited liability corporation or company, limited liability partnership, trust, unincorporated association, joint venture or other entity, or a government or any political subdivision or agency thereof or any trustee, receiver, custodian or similar official.

“Platform” has the meaning set forth in Section 9.09(c)(i) [Platform] hereof.

“Present Value” means, as of any date of determination, the discounted net present value, on a pre-income tax basis, of projected future cash flows from the production of the Loan Parties’ Proven Reserves which is:

(a) calculated in accordance with the SEC guidelines but using Strip Prices for crude oil (WTI Cushing), for natural gas liquids (Mont Belvieu) and natural gas (Henry Hub);

(b) discounted using an annual discount rate of 10%;

(c) as set forth in the mostly recently delivered Engineering Report;

(d) adjusted to give effect to the Hedging Agreements permitted by this Agreement as in effect on the date of such determination; and

(e) in all cases, adjusted to give pro forma effect to all acquisitions, extensions, discoveries and other additions and upward revisions of estimates of Proven Reserves, and all estimated Proven Reserves produced or disposed of, or downward revisions of estimates of Proven Reserves, in each case, since the date of the mostly recently delivered Engineering Report.

“Prior Fee Letters” means collectively, (a) that certain fee letter dated July 29, 2017 among Jefferies Finance LLC and the Borrower and (b) that certain fee letter dated the Original Closing Date among Jefferies Finance LLC, the Borrower and the Lenders party thereto.

“Pro Forma Asset Coverage Ratio” means, as of the last day of any fiscal quarter, the ratio of (a) Pro Forma PDP to (b) Secured Debt.

“Pro Forma Basis” means, with respect to any Person, for any events described below that occur subsequent to the commencement of a period for which the financial effect of such events is being calculated, and giving effect to the events for which such calculation is being made, such calculation as will give pro forma effect to such events as if such events occurred on the first day of the four consecutive fiscal quarter period ended on or before the occurrence of such event (the “Reference Period”): (i) in making any determination of EBITDAX, effect shall be given to any Disposition, acquisition, Investment, merger, amalgamation, consolidation, any Restricted Payment, any designation of any Subsidiary as an Unrestricted Subsidiary or a Restricted Subsidiary, and any other adjustments set forth in the definition of “EBITDAX” (the foregoing, together with any transactions related thereto or in connection therewith, the “relevant transactions”), in each case, that occurred during the Reference Period or thereafter and through and including the date upon which the applicable Restricted Payment or the incurrence of the applicable Indebtedness or Liens is consummated, (ii) in making any determination on a Pro Forma Basis, (A) all Indebtedness (including Indebtedness issued, incurred or assumed as a result of, or to finance, any relevant transactions and for which the financial effect is being calculated, but excluding normal fluctuations in revolving Indebtedness incurred for working capital purposes and not to finance any acquisition) issued, incurred, assumed or permanently repaid during the Reference Period or thereafter (through and including the date upon which the applicable Restricted Payment or the incurrence of the applicable Indebtedness or Liens is consummated)

shall be deemed to have been issued, incurred, assumed or permanently repaid at the beginning of such period and (B) Interest Expense of such person attributable to interest on any Indebtedness, for which pro forma effect is being given as provided in preceding clause (A), bearing floating interest rates shall be computed on a Pro Forma Basis as if the rates that would have been in effect during the period for which pro forma effect is being given had been actually in effect during such periods and (iii) any designation of a Subsidiary as an Unrestricted Subsidiary or Restricted Subsidiary shall be given effect as of the first day of the relevant Reference Period.

“Pro Forma PDP” means, as of any date of determination, without duplication, the sum of (a) PDP PV-10 as of such date plus (b) the lesser of (i) the aggregate amount of expenditures on all wellbores located on the Oil and Gas Properties of the Loan Parties (whether or not fully drilled and completed) incurred not more than 120 days prior to such date of determination and (ii) $35,000,000.

“Pro Rata Share” means, with respect to any Lender, the ratio (expressed as a percentage) of the outstanding Advances owing to such Lender to the aggregate outstanding Advances owing to all such Lenders.

“Property” of any Person means any property or assets (whether real, personal, or mixed, tangible or intangible) of such Person.

“Proven Reserves” means oil and gas mineral interests that, in accordance with the O&G Definitions, are classified as “Proven Reserves” in the most recently delivered Engineering Report.

“Qualified Equity Interests” means any Equity Interests that are not Disqualified Equity Interests.

“Quarterly Date” means each March 31st, June 30th, September 30th and December 31st of each calendar year, or if such day is not a Business Day, the immediately preceding Business Day.

“Quarterly Reporting Package” has the meaning set forth in Section 5.06(b) [Quarterly Financials].

“RCR” means Rocky Creek Resources, LLC, a Delaware limited liability company.

“RCR Agreement” means that certain Contribution Agreement, among Holdings, RCR and the other parties thereto, dated as of the First Amendment Closing Date, as in effect on the First Amendment Effective Date without giving effect to any amendments, consents or waivers by Holdings or any other party thereto that amend, modify or waive any terms of such Contribution Agreement in a manner that is materially adverse to the Lenders.

“RCR Transactions” means the transactions contemplated by the RCR Agreement to occur on the “Closing Date”, as defined in the RCR Agreement.

“Realty Collateral” has the meaning set forth in the Mortgages.

“Recipient” means (a) the Administrative Agent, and (b) any Lender, as applicable.

“Reference Period” has the meaning set forth in the definition of “Pro Forma Basis”.

“Reference Rate” means the rate published by The Wall Street Journal (or any successor publication), from time to time as the “U.S. prime lending rate”.

“Reference Rate Advance” means an Advance which bears interest as provided in Section 2.08(a) [Reference Rate Advances].

“Register” has the meaning set forth in Section 9.07(c) [Register] hereof.

“Regulation U” mean Regulation U of the Federal Reserve Board, as the same is from time to time in effect, and all official rulings and interpretations thereunder or thereof.

“Regulations T, U, and X” mean Regulations T, U, and X of the Federal Reserve Board, as the same is from time to time in effect, and all official rulings and interpretations thereunder or thereof.

“Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents, trustees, administrators, managers, advisors and representatives of such Person and of such Person’s Affiliates.

“Release” or “Released” means any depositing, spilling, leaking, seepage, pumping, pouring, placing, emitting, discarding, abandoning, emptying, discharging, dispersing, injecting, escaping, leaching, dumping, disposing, emanating, or migrating of any Hazardous Material in, into, onto or through the Environment.

“Relevant Governmental Body” means the Federal Reserve Board and/or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board and/or the Federal Reserve Bank of New York or any successor thereto.

“Replacement Rate” means the sum of: (a) the alternate benchmark rate (which may include Term SOFR)that has been selected by the Administrative Agent and the Borrower giving due consideration to (i) any selection or recommendation of a replacement rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a rate of interest as a replacement to the Eurodollar Base Rate for U.S. dollar-denominated syndicated credit facilities and (b) the Benchmark Replacement Adjustment; provided that, if the Replacement Rate determined pursuant to the foregoing provisions would otherwise be less than 1.00% per annum, then “Replacement Rate” shall be deemed to be 1.00% per annum

“Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.

“Resignation Effective Date” has the meaning set forth in Section 8.06(a) [Resignation of the Administrative Agent or the Collateral Agent] hereof.

“Response” shall have the meaning set forth in CERCLA or under any other Environmental Law.

“Responsible Officer” means (a) with respect to any Person that is a corporation, such Person’s Chief Executive Officer, President, Chief Financial Officer, or Vice President, (b) with respect to any Person that is a limited liability company, a manager or the Responsible Officer of such Person’s managing member or manager, and (c) with respect to any Person that is a general partnership or a limited liability partnership, the Responsible Officer of such Person’s general partner or partners.

“Restricted Payment” means, with respect to any Person, any direct or indirect dividend or distribution (whether in cash, securities or other Property) or any direct or indirect payment of any kind or character (whether in cash, securities or other Property) on account of any Equity Interest of such Person, including in consideration for or otherwise in connection with any retirement, purchase, redemption or other acquisition of any Equity Interest of such Person, or any options, warrants or rights to purchase or acquire any such Equity Interest of such Person; provided that the term “Restricted Payment” shall not include any dividend or distribution payable solely in common Equity Interests of such Person or warrants, options or other rights to purchase such common Equity Interests.

“Restricted Subsidiary” means any Subsidiary of Holdings that is not an Unrestricted Subsidiary.

“Returns” has the meaning set forth in Section 4.10(b) [Returns Definition].

“Revolver Amendment” means an amendment to the First Lien Credit Agreement which permits inter alia the incurrence of the Indebtedness hereunder and the terms hereof, and the granting of the liens on the Collateral with the priority contemplated in the Loan Documents, in each case, in a manner reasonably acceptable to the Administrative Agent.

“Sanctioned Country” means at any time, a country or territory which is itself the subject or target of any Sanctions.

“Sanctioned Person” means, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by OFAC, the U.S. Department of State, the United Nations Security Council, the European Union, Her Majesty’s Treasury, or other relevant sanctions authority, (b) any Person operating, organized or resident in a Sanctioned Country or (c) any Person owned or controlled by any such Person or Persons described in clauses (a) and (b).

“Sanctions” means economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by the U.S. government (including those administered by OFAC), the European Union, Her Majesty’s Treasury, or other relevant sanctions authority.

“SEC” means the United States Securities and Exchange Commission.

“Secured Debt” means, as of any date of determination, the sum of the outstanding principal amount of the Obligations on such date and the outstanding principal amount of any First Lien Debt on such date, minus up to $10,000,000 in the aggregate of the amount of unrestricted cash and cash equivalents of the Loan Parties held in Deposit Accounts or securities accounts subject to Account Control Agreements on such date.

“Secured Parties” means the holders of the Obligations from time to time, and shall include the Administrative Agent, the Collateral Agent, the Lenders and the Indemnitees.

“Security Agreement” means the Pledge and Security Agreement, in substantially the form of the attached Exhibit G, executed by the Borrower, any of its Restricted Subsidiaries, or any of the Guarantors, and if applicable, the Collateral Agent.

“Security Instruments” means, collectively, (a) the Mortgages, (b) the Security Agreement, (c) the Account Control Agreements, (d) each other agreement, instrument or document executed at any time in connection with the documents and agreements listed in (a) through (c) above, and (e) each other agreement, instrument or document executed at any time in connection with securing the Obligations.

“SOFR” with respect to any day means the secured overnight financing rate published for such day by the Federal Reserve Bank of New York, as the administrator of the benchmark, (or a successor administrator) on the Federal Reserve Bank of New York’s Website.

“Solvent” means, with respect to the Borrower and its Subsidiaries on a consolidated basis as of the date of any determination, that on such date (a) the fair value of the assets of the Borrower and its Subsidiaries, on a consolidated basis, exceeds, on a consolidated basis, their liabilities, contingent or otherwise, (b) the present fair saleable value of the assets of the Borrower and its Subsidiaries, on a consolidated basis, is greater than the amount that will be required to pay the probable liability, on a consolidated basis, of their debts as such debts become absolute and matured, (c) the Borrower and its Subsidiaries on a consolidated basis, are able to pay their debts and liabilities, contingent or otherwise, as such liabilities mature in the ordinary course of business, and (d) the Borrower and its Subsidiaries, on a consolidated basis, are not engaged in, and are not about to engage in, business for which they have unreasonably small capital. In computing the amount of contingent liabilities at any time, such liabilities shall be computed at the amount which, in light of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

“Specified Representations” means those representations and warranties of the Borrower and the Guarantors in Section 4.01 [Existence; Subsidiaries], 4.02 [Power; No Conflicts], 4.04 [Enforceable Obligations], 4.09 [Investment Company Act], 4.18 [Solvency], 4.21 [Anti-Corruption Laws; Sanctions; Patriot Act] and 4.28 [Security Instruments].

“Specified Reserves” means, as of any date of determination, (a) the PDP Reserves of the Borrower and its Restricted Subsidiaries as of such date and (b) the Proven Reserves of the Borrower and its Restricted Subsidiaries as of such date that are not PDP Reserves as of such date but are reasonably expected to become PDP Reserves with new wells that come on stream within twelve (12) months of such date; provided that, as of such date of determination, adequate forecasted liquidity exists to bring such new wells on stream within such twelve (12) month period.

“Sponsor Group” means, collectively, (a) Juniper Capital Advisers, L.P., Juniper Capital Investment Management, L.P., Juniper Capital II, L.P., Juniper Capital II GP, L.P., Juniper Capital III, L.P., Juniper Capital III GP, L.P. and Juniper Capital Advisors GP, LLC, (b) any fund, investment account, or other investment vehicle managed, advised or sponsored by any of the Persons described in the foregoing clause (a), and (c) the respective Affiliates of the Persons described in the foregoing clauses (a) and (b), but not including any portfolio operating companies of any of the foregoing, other than RCR to the extent it is wholly owned by the foregoing.

“Strip Prices” means, as of any date of determination, the forward month prices as of the last Business Day of the fiscal year or fiscal quarter of Holdings immediately preceding such date of determination for the most comparable hydrocarbon commodity applicable to such future production month for a five-year period (or such shorter period if forward month prices are not quoted for a reasonably comparable hydrocarbon commodity for the full five year period), with such price held flat for each subsequent year based on the average forward month price for each of the twelve months in such fifth year, as such prices are (a) quoted on the NYMEX (or its successor) as of the date of determination and (b) adjusted, in good faith by the Borrower, for any basis differential as of the date of determination, without future escalation; provided that with respect to estimated future production for which prices are defined, within the meaning of SEC guidelines, by contractual arrangements excluding escalations based upon future conditions, then such contract prices shall be applied to future production subject to such arrangements.

“Subsidiary” means, with respect to any Person (the “parent”) at any date, any other Person the accounts of which would be consolidated with those of the parent in the parent’s consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any Person, a majority of whose outstanding Voting Securities (other than directors’ qualifying shares) shall at any time be owned by such parent or one or more Subsidiaries of such parent. Unless otherwise specified, all references herein to a “Subsidiary” or to “Subsidiaries” shall refer to a Subsidiary or Subsidiaries of Holdings.

“Subsidiary Guarantor” means any Subsidiary of the Borrower that is a Guarantor.

“Supported QFC” has the meaning set forth in Section 9.31.

“Synthetic Lease” means any synthetic lease, tax retention operating lease, off-balance sheet loan or similar off-balance sheet financing product where such transaction is considered borrowed money indebtedness for tax purposes but is classified as an Operating Lease in accordance with GAAP.

“Tax Group” has the meaning set forth in Section 4.10(a) [Reports and Payments].

“Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

“Termination Event” means the occurrence of any of the following: (a) a “reportable event” described in Section 4043 of ERISA with respect to a Pension Plan for which the thirty (30) day notice requirement has not been waived by the PBGC, or (b) the failure with respect to any Pension Plan to make the “minimum required contribution” (as defined in Section 430 of the Code or Section 303 of ERISA), or (c) the filing pursuant to Section 412(c) of the Code or Section 302(c) of ERISA of an application for a waiver of the minimum funding standard with respect to any Pension Plan, or (d) the withdrawal of any Loan Party or any ERISA Affiliate from a Pension Plan during a plan year in which it was a “substantial employer” as defined in Section 4001(a)(2) of ERISA or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA, or (e) the termination of a Pension Plan, the filing of a notice of intent to terminate a Pension Plan or the treatment of a Pension Plan amendment as a termination, under Section 4041 of ERISA, or (f) the institution of proceedings to terminate, or the appointment of a trustee with respect to, any Pension Plan by the PBGC, or (g) the occurrence of any event or condition which might constitute grounds under Section 4042(a) of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan, or (h) the imposition of a Lien pursuant to Section 430(k) of the Code or Section 303 of ERISA, or (i) the determination that any Pension Plan or Multiemployer Plan is considered an at-risk plan or a plan in endangered or critical status with the meaning of Sections 430, 431 or 432 of the Code or Sections 303, 304 or 305 of ERISA, or (j) the partial or complete withdrawal of any Loan Party or any ERISA Affiliate from a Multiemployer Plan, or (k) the receipt by any Loan Party or any of its ERISA Affiliates from a Multiemployer Plan of any notice concerning the imposition of withdrawal liability or a determination that a Multiemployer Plan is, or is expected to be, “insolvent” (within the meaning of Section 4245 of ERISA) or in “reorganization” (within the meaning of Section 4241 of ERISA), or (l) any event or condition which results in the termination of a Multiemployer Plan under Section 4041A of ERISA or the institution by PBGC of proceedings to terminate a Multiemployer Plan under Section 4042 of ERISA, or (m) the imposition of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, upon any Loan Party or any ERISA Affiliate.

“Term SOFR” means the forward-looking term rate based on SOFR that has been selected or recommended by the Relevant Governmental Body.

“Trade Date” has the meaning set forth in Section 9.07(b)(i) [Minimum Amounts] hereof.

“Treasury Management Arrangement” means any agreement or other arrangement governing the provision of treasury or cash management services, including Deposit Accounts, overdraft, credit or debit card, funds transfer, automated clearinghouse, zero balance accounts, returned check concentration, controlled disbursement, lockbox, account reconciliation and reporting and trade finance services and other cash management services.

“Type” has the meaning set forth in Section 1.04 [Types of Advances].

“UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended form time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person subject to IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.

“UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.

“Unadjusted Benchmark Replacement” means the Replacement Rate excluding the Benchmark Replacement Adjustment.

“U.S. Person” means any Person that is a “United States Person” as defined in Section 7701(a)(30) of the Code.

“U.S. Special Resolution Regimes” has the meaning set forth in Section 9.31.

“U.S. Tax Compliance Certificate” has the meaning set forth in Section 2.13(f)(ii) [Status of Lenders](B) hereof.

“UCC” shall mean the Uniform Commercial Code as the same may, from time to time, be in effect in the State of New York; provided, however, that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of the security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term “UCC” shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.

“Unrestricted Subsidiary” means any Subsidiary of Holdings (other than the Borrower, General Partner and Intermediate) that is designated by the Board of Directors of Holdings as an Unrestricted Subsidiary pursuant to a resolution of such Board of Directors, but only to the extent that such Subsidiary:

(a) has no Indebtedness other than Non-Recourse Debt;

(b) except as permitted by Section 6.08 [Affiliate Transactions], is not party to any agreement, contract, arrangement or understanding with Holdings, the Borrower or any Restricted Subsidiary unless the terms of any such agreement, contract, arrangement or understanding are no less favorable to Holdings, the Borrower or such Restricted Subsidiary than those that might be obtained at the time from Persons who are not Affiliates of Holdings;

(c) is a Person with respect to which none of Holdings, the Borrower nor any of the Restricted Subsidiaries has any direct or indirect obligation (i) to subscribe for additional Equity Interests or (ii) to maintain or preserve such Person’s financial condition or to cause such Person to achieve any specified levels of operating results; and

(d) has not guaranteed or otherwise directly or indirectly provided credit support for or otherwise become restricted pursuant to the terms of any Indebtedness of Holdings, the Borrower or any of the Restricted Subsidiaries.

“Voting Securities” means (a) with respect to any corporation (including any unlimited liability company), capital stock of such corporation having general voting power under ordinary circumstances to elect directors of such corporation (irrespective of whether at the time stock of any other class or classes shall have or might have special voting power or rights by reason of the happening of any contingency), (b) with respect to any partnership, any partnership interest or other ownership interest having general voting power to elect the general partner or other management of the partnership or other Person, and (c) with respect to any limited liability company, membership certificates or interests having general voting power under ordinary circumstances to elect managers (or the individuals performing similar functions) of such limited liability company.

“Withholding Agent” means any Loan Party and the Administrative Agent.

“Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.

“Zero Balance Account” means a zero balance account of a Loan Party maintained with any commercial bank; provided that, (a) such account must have the zero balance function active at all times, (b) no Loan Party may have the ability to disable the zero balance function on such account, and (c) such account may not contain a balance of more than $0 for more than twenty four hours (for the avoidance of doubt, (i) zero balance accounts shall be considered Deposit Accounts and (ii) should any Deposit Account fail to meet any of the requirements in the foregoing proviso, then such Deposit Account shall cease to be a Zero Balance Account at such time and shall be subject to the applicable requirements of Section 6.23 [Deposit Accounts; Securities Accounts]).

Section 1.02. Computation of Time Periods In this Agreement, with respect to the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including” and the words “to” and “until” each means “to but excluding”.

Section 1.03. Accounting Terms; Changes in GAAP. Except as otherwise expressly provided herein, all accounting terms used herein shall be interpreted, and all financial statements and certificates and reports as to financial matters required to be delivered to the Lenders hereunder shall (unless otherwise disclosed to the Lenders in writing at the time of delivery thereof) be prepared, in accordance with GAAP applied on a basis consistent with those used in the preparation of the latest financial statements furnished to the Lenders hereunder. All calculations made for the purposes of determining compliance with this Agreement shall (except as otherwise expressly provided herein) be made by application of GAAP applied on a basis consistent with those used in the preparation of the annual or quarterly financial statements furnished to the Lenders pursuant to Section 5.06 [Reporting Requirements] hereof most recently delivered prior to or concurrently with such calculations. If at any time any change in GAAP would affect the computation of any financial ratio or requirement set forth herein, and either the Borrower or the Majority Lenders shall so request, the Administrative Agent, the Lenders and the Borrower shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP (subject to the approval of the Majority Lenders); provided that, until so amended, (a) such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein, and (b) the Borrower shall provide to the Administrative Agent and the Lenders financial statements and other documents required under this Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in GAAP. In addition, all calculations and defined accounting terms used herein shall, unless expressly provided otherwise, when referring to any Person, refer to such Person on a consolidated basis and mean such Person and its consolidated subsidiaries. Notwithstanding anything to the contrary in this Agreement or any other Loan Document, for purposes of calculations made pursuant to the terms of this Agreement or any other Loan Document, GAAP will be deemed to treat leases that would have been classified as operating leases under generally accepted accounting principles in the United States of America as in effect on December 31, 2016 in a manner consistent with the treatment of such leases under generally accepted accounting principles in the United States of America as in effect on December 31, 2016, notwithstanding any modifications or interpretive changes thereto that may occur thereafter.

Section 1.04. Types of Advances. Advances are distinguished by “Type.” The “Type” of an Advance refers to the determination whether such Advance is a Eurodollar Rate Advance or Reference Rate Advance as determined in accordance with Section 2.02 [Method of Borrowing].

Section 1.05. UCC Terms. Terms defined in the UCC in effect on the date hereof and not otherwise defined herein shall, unless the context otherwise indicates, have the meanings provided by those definitions. Subject to the foregoing, the term “UCC” refers, as of any date of determination, to the UCC then in effect.

Section 1.06. Rounding. Any financial ratios required to be maintained pursuant to this Agreement shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio or percentage is expressed herein and rounding the result up or down to the nearest number (with a rounding-up if there is no nearest number).

Section 1.07. Guarantees. Unless otherwise specified, the amount of any Guarantee shall be the lesser of the principal amount of the obligations guaranteed and still outstanding and the maximum amount for which the guaranteeing Person may be liable pursuant to the terms of the instrument embodying such Guarantee.

Section 1.08. Miscellaneous. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (c) the words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement, (e) any reference to any law or regulation herein shall, unless otherwise specified, refer to such law or regulation as amended, modified or supplemented from time to time, and (f) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights. Titles and captions of Articles, Sections and subsections in, and the table of contents of, this Agreement are for convenience only, and neither limit nor amplify the provisions of this Agreement.

Section 1.09. Rates. The Administrative Agent does not warrant or accept responsibility for, and shall not have any liability with respect to, the administration, submission or any other matter related to the rates in the definition of “Eurodollar Base Rate” or with respect to any rate that is an alternative or replacement for or successor to any such rate (including, without limitation, any Replacement Rate) or the effect of any of the foregoing, or of any Benchmark Replacement Conforming Changes.

ARTICLE II

TERM LOAN

Section 2.01. Commitment for Advances.

(a) Advances. Each party hereto acknowledges and agrees that each Lender made an Advance to the Borrower on the Original Closing Date in an amount for each Lender equal to such Lender’s Commitment. Any Advances repaid may not be reborrowed.

(b) Evidence of Indebtedness. The Advances made by each Lender shall be evidenced by one or more accounts or records maintained by such Lender and by the Administrative Agent in the ordinary course of business. The accounts or records maintained by the Administrative Agent and the Lenders shall be conclusive absent manifest error of the amount of the Advances made by such Lenders to the Borrower and the interest and payments thereon. Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Borrower hereunder to pay any amount owing with respect to the Obligations. In the event of any conflict between the accounts and records maintained by any Lender and the accounts and records of the Administrative Agent in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error. Upon the request of any Lender to the Borrower made through the Administrative Agent, the Borrower shall execute and deliver to such Lender (through the Administrative Agent) the applicable Notes which shall evidence such Lender’s Advances to the Borrower in addition to such accounts or records. Each Lender may attach schedules to such Notes and endorse thereon the date, Type (if applicable), amount, and maturity of its Advances and payments with respect thereto. In the event of any conflict between the accounts and records maintained by the Administrative Agent and the accounts and records of any Lender in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error. Notwithstanding anything to the contrary herein, in the event of a conflict between this Section 2.01(b) [Evidence of Indebtedness], on the one hand, and the Register or Participant Register provisions of Sections 9.07(c) [Register] or (d), on the other hand, such provisions of Sections 9.07(c) [Register] or (d), as applicable, shall govern.

Section 2.02. Method of Borrowing.

(a) (Reserved).

(b) Conversions and Continuations. In order to elect to Convert or continue an Advance under this paragraph, the Borrower shall deliver an irrevocable Notice of Conversion or Continuation to the Administrative Agent at the Administrative Agent’s office no later than 11:00 a.m. (New York City time) (i) on the Business Day of the proposed Conversion date in the case of a Conversion to a Reference Rate Advance and (ii) at least three Business Days in advance of the proposed Conversion or continuation date in the case of a Conversion to, or a continuation of, a Eurodollar Rate Advance. Each such Notice of Conversion or Continuation shall be in writing or by facsimile or by electronic mail (with a PDF file of the executed Notice of Conversion or Continuation attached), specifying (i) the requested Conversion or continuation date (which shall be a Business Day), (ii) the amount and Type of the Advance to be Converted or continued, (iii) whether a Conversion or continuation is requested and, if a Conversion, into what Type of Advance, and (iv) in the case of a Conversion to, or a continuation of, a Eurodollar Rate Advance, the requested Interest Period. Promptly after receipt of a Notice of Conversion or Continuation under this paragraph, the Administrative Agent shall provide each Lender with a copy thereof and, in the case of a Conversion to or a continuation of a Eurodollar Rate Advance, notify each Lender of the applicable interest rate under Section 2.08(b) [Eurodollar Rate Advances]. The portion of Advances comprising part of the same Borrowing that are Converted to Advances of another Type shall constitute a new Borrowing.

(c) Certain Limitations. Notwithstanding anything to the contrary contained in paragraph (b) above:

(i) at no time shall there be more than eight Interest Periods applicable to outstanding Eurodollar Rate Advances;

(ii) if any Lender shall, at least one Business Day before the date of any requested Borrowing, Conversion, or continuation, notify the Administrative Agent that the introduction of any Legal Requirement after the date hereof, or any change in or in the interpretation of any Legal Requirement as in effect on the date hereof, makes it unlawful, or that any central bank or other Governmental Authority asserts that it is unlawful, for such Lender or its Lending Office to perform its obligations under this Agreement to make Eurodollar Rate Advances or to fund or maintain Eurodollar Rate Advances, the right of the Borrower to select Eurodollar Rate Advances from such Lender shall be suspended until such Lender shall notify the Administrative Agent that the circumstances causing such suspension no longer exist, and the Advance made by such Lender in respect of such Borrowing, Conversion, or continuation shall be a Reference Rate Advance;

(iii) subject to Section 2.02(e), if the Administrative Agent is unable to determine the Eurodollar Rate for Eurodollar Rate Advances comprising any requested Borrowing, the right of the Borrower to select Eurodollar Rate Advances for such Borrowing or for any subsequent Borrowing shall be suspended until the Administrative Agent shall notify the Borrower and the Lenders that the circumstances causing such suspension no longer exist, and each Advance comprising such Borrowing shall be a Reference Rate Advance;

(iv) subject to Section 2.02(e), if the Majority Lenders shall, at least one Business Day before the date of any requested Borrowing, notify the Administrative Agent that the Eurodollar Rate for Eurodollar Rate Advances comprising such Borrowing will not adequately reflect the cost to such Lenders of making or funding their respective Eurodollar Rate Advances, as the case may be, for such Borrowing, the right of the Borrower to select Eurodollar Rate Advances for such Borrowing or for any subsequent Borrowing shall be suspended until the Administrative Agent shall notify the Borrower and the Lenders that the circumstances causing such suspension no longer exist, and each Advance comprising such Borrowing shall be a Reference Rate Advance;

(v) if the Borrower shall fail to select the duration or continuation of any Interest Period for any Eurodollar Rate Advances in accordance with the provisions contained in the definition of “Interest Period” in Section 1.01 [Certain Defined Terms] and paragraph (b) above, the Administrative Agent shall forthwith so notify the Borrower and the Lenders and such Advances shall be made available to the Borrower on the date of such Borrowing as Eurodollar Rate Advances with an Interest Period of one month or, if an existing Advance, Convert into Reference Rate Advances; and

(vi) no Borrowing may be made as, continued as or Converted into, Eurodollar Rate Advances at any time that a Default has occurred and is continuing.

(d) Notices Irrevocable. Each Notice of Continuation or Conversion delivered by the Borrower hereunder shall be irrevocable and binding on the Borrower.

(e) Effect of Benchmark Replacement.

(i) Notwithstanding anything to the contrary herein or in any other Loan Document, upon the occurrence of a Benchmark Transition Event or an Early Opt-in Election, as applicable, the Administrative Agent and the Borrower may amend this Agreement to replace the Eurodollar Base Rate with a Replacement Rate. Any such amendment with respect to a Benchmark Transition Event will become effective at 5:00 p.m. (Houston, Texas time) on the fifth (5th) Business Day after the Administrative Agent has posted such proposed amendment to all Lenders and the Borrower so long as the Administrative Agent has not received, by such time, written notice of objection to such amendment from Lenders comprising the Majority Lenders. Any such amendment with respect to an Early Opt-in Election will become effective on the date that Lenders comprising the Majority Lenders have delivered to the Administrative Agent written notice that such Majority Lenders accept such amendment. No replacement of the Eurodollar Base Rate with a Replacement Rate pursuant to this Section 2.02(e) will occur prior to the applicable Benchmark Transition Start Date.

(ii) In connection with the implementation of a Replacement Rate, the Administrative Agent will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement.

(iii) The Administrative Agent will promptly notify the Borrower and the Lenders of (1) any occurrence of a Benchmark Transition Event or an Early Opt-in Election, as applicable, and its related Benchmark Replacement Date and Benchmark Transition Start Date, (2) the implementation of any Replacement Rate, (3) the effectiveness of any Benchmark Replacement Conforming Changes and (4) the commencement or conclusion of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the Administrative Agent or Lenders pursuant to this Section 2.02(e), including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party hereto, except, in each case, as expressly required pursuant to this Section 2.02(e).

(iv) Upon the Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period, the Borrower may revoke any request for a Eurodollar Rate Advance of, conversion to or continuation of Eurodollar Rate Advances to be made, converted or continued during any Benchmark Unavailability Period and, failing that, the Borrower will be deemed to have converted any such request into a request for a borrowing of or conversion to a Reference Rate Advance. During any Benchmark Unavailability Period, the component of the Adjusted Reference Rate based upon the Eurodollar Base Rate will not be used in any determination of the Adjusted Reference Rate.

(v) The Replacement Rate shall replace the Eurodollar Base Rate for all purposes under the Loan Documents unless and until (1) an event described in Section 2.02(c)(ii), (iii) or (iv) or a Benchmark Transition Event occurs with respect to the Replacement Rate or (2) the Administrative Agent (or the Majority Lenders through the Administrative Agent) notifies the Borrower that the Replacement Rate does not adequately and fairly reflect the cost to the Lenders of funding the Advances bearing interest at the Replacement Rate, at which time the right of the Borrower to select Advances bearing interest at the Replacement Rate for any Borrowing shall be suspended until the Administrative Agent shall notify the Borrower and the Lenders that the circumstances causing such suspension no longer exist, and each Advance bearing interest at the Replacement Rate shall be Converted to a Reference Rate Advance.

(f) Payments by Borrower; Presumptions by Administrative Agent. Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders the amount due. In such event, if the Borrower has not in fact made such payment, then each of the Lenders severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender, with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the lesser of (i) the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation and (ii) the Maximum Rate.

Section 2.03. Termination of the Commitments. The parties hereto agree that the Commitments terminated on the Original Closing Date (after giving effect to the Borrowing occurring on such date).

Section 2.04. Prepayment of Advances.

(a) Optional Prepayments. The Borrower shall have no right to optionally prepay any principal amount of any Advance except as provided in this Section 2.04(a) [Optional Prepayments] and all notices given pursuant to this Section 2.04(a) [Optional Prepayments] shall be irrevocable and binding upon the Borrower (provided that any such notice as to the repayment in full of all outstanding Advances may state that such notice is conditioned upon the effectiveness of other credit facilities, in which case such notice may be revoked by the Borrower (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied). Each prepayment of any Advance pursuant to this Section 2.04(a) [Optional Payments] shall be made in a manner such that all Advances comprising part of the same Borrowing are paid in whole or ratably in part other than Advances owing to a Defaulting Lender as provided in Section 2.15 [Defaulting Lender]. The Borrower may, to the extent permitted under the First Lien Credit Agreement and the Intercreditor Agreement, prepay the Advances from time to time, after giving by 12:00 p.m. (New York City time), (i) in the case of Eurodollar Rate Advances, at least three Business Days’ or (ii) in the case of Reference Rate Advances, same Business Day irrevocable prior written notice to the Administrative Agent stating the proposed date and aggregate principal amount of such prepayment. If any such notice is given, the Borrower shall prepay the Advances in whole or ratably in part in an aggregate principal amount equal to the amount specified in such notice, together with accrued and unpaid interest to the date of such prepayment on the principal amount prepaid, any Applicable Premium, and amounts if any, required to be paid pursuant to Section 2.10 [Breakage Costs]; provided, however, that each partial prepayment with respect to: (A) any amounts prepaid in respect of Eurodollar Rate Advances shall be applied to Eurodollar Rate Advances comprising part of the same Borrowing; (B) any prepayments made in respect of Reference Rate Advances shall be made in a minimum amount of $1,000,000 and in integral multiples of $500,000 in excess thereof, and (C) any prepayments made in respect of any Borrowing comprised of Eurodollar Rate Advances shall be made in an aggregate principal amount of at least $2,000,000 and in integral multiples of $500,000 in excess thereof.

(b) Mandatory Offers to Prepay Loans.

(i) If any Loan Party receives Net Cash Proceeds from any Disposition or any Casualty Event (other than Dispositions permitted by Section 6.04(c)(i), Section 6.04(c)(ii), Section 6.04(c)(iii), Section 6.04(c)(iv)(B), Section 6.04(c)(vi) and Section 6.04(c)(vii))[Merger or Consolidation; Asset Sales], to the extent it is not required (whether as a condition to making the Asset Sale Prepayment or otherwise) to apply an amount equal to such Net Cash Proceeds to prepay or cash collateralize obligations under the First Lien Credit Agreement, the Borrower shall, within 20 days from the date of receipt of such Net Cash Proceeds (the “Asset Sale Prepayment Date”) (subject to Section 2.04(b)(iii) [Mandatory Offers to Prepay Loans]), prepay (or cause to be prepaid) (an “Asset Sale Prepayment”) the aggregate outstanding principal amount of Advances plus the accrued but unpaid interest thereon to the Asset Sale Prepayment Date plus the Applicable Premium, if any, that may be paid with an amount equal to 100% of such Net Cash Proceeds.

(ii) On or prior to the date which is 30 days after the occurrence of a Change in Control, the Borrower shall offer to prepay (or cause to be offered to be prepaid) (a “Change in Control Offer”) all (and not less than all) of the Advances outstanding hereunder. The Change in Control Offer shall (i) describe the facts and circumstances of such Change in Control in reasonable detail, (ii) make reference to this Section 2.04(b)(ii) [Mandatory Offers to Prepay Loans] and state that, unless such Lender makes a declaration of its intent to have its Advances prepaid as provided below, the principal amount of such Advances shall not be prepaid, (iii) specify the date (the “Change in Control Response Date”) by which such Lender must respond to such Change in Control Offer pursuant to this Section 2.04(b)(ii) [Mandatory Offers to Prepay Loans] in order to have its Advances prepaid (which shall not be earlier than ten days after delivery of the Change in Control Offer). The Administrative Agent will promptly notify each Lender of the contents of the Borrower’s Change in Control Offer, and of the amount of such Lender’s Pro Rata Share of the prepayment. All Advances of each Lender shall be prepaid, together with accrued interest thereon and the Applicable Premium, if any, within 30 days after the delivery of the Change in Control Offer (the “Change in Control Payment Date”), if such Lender delivers to the Borrower no later than the Change in Control Response Date a notice (a “Change in Control Declaration”) to prepay such Lender’s Advances. The Borrower shall prepay (or cause to be prepaid) in full on the Change in Control Payment Date all Advances for which a Change in Control Declaration has been issued, together with accrued interest and the Applicable Premium thereon. In the event that a Change in Control Offer is given and any Lender fails to provide a Change in Control Declaration within the time period set forth above, the Advances of such Lender shall not be prepaid.

(iii) The Borrower shall notify the Administrative Agent in writing of any prepayment pursuant to clause (i) of this Section 2.04(b) [Mandatory Offers to Prepay Loans] at least 15 days prior to the Asset Sale Prepayment Date (or such shorter time as the Administrative Agent may agree). Each such notice shall specify the Asset Sale Prepayment Date and provide a reasonably detailed calculation of the amount of such prepayment. The Administrative Agent will promptly notify each Lender of the contents of the Borrower’s prepayment notice, and of the amount of such Lender’s Pro Rata Share of the prepayment. Each Lender will have the right to refuse any prepayment pursuant to Section 2.04(b)(i) [Mandatory Offers to Prepay Loans] by giving written notice of such refusal to the Administrative Agent within ten days after such Lender’s receipt of notice from the Administrative Agent of such notice of prepayment (such refused amounts, the “Declined Proceeds”). The Borrower shall make all such prepayments (other than Declined Proceeds) on the Asset Sale Prepayment Date. The Borrower may retain such Declined Proceeds and apply them in a manner not prohibited by this Agreement.

(iv) Each prepayment pursuant to this Section 2.04(b) [Mandatory Offers to Prepay Loans] shall be accompanied by accrued and unpaid interest on the amount prepaid to the date of such prepayment and the Applicable Premium, if any, and amounts required to be paid pursuant to Section 2.10 [Breakage Costs]. Each prepayment under this Section 2.04(b) [Mandatory Offers to Prepay Loans] shall be applied to the Advances as determined by the Administrative Agent and agreed to by the Lenders in their sole discretion.

Section 2.05. Payment of Applicable Premium. With respect to each repayment or prepayment of Advances under Sections 2.04(a) [Optional Prepayments] and 2.04(b)(ii) [Mandatory Offers to Prepay Loans], and if applicable, upon any acceleration of any of the Obligations pursuant to Sections 7.02 [Remedies upon Default] (whether or not such acceleration is upon demand or automatic, as a result of any event of default or a voluntary or involuntary bankruptcy or insolvency proceeding, or for any other reason), in the event the obligations are satisfied or released by foreclosure (whether by power of judicial proceeding), deed in lieu of foreclosure, or by any other means, or assignment of Advances of any Lender under Section 2.14 [Mitigation Obligations; Replacement of Lenders], whether voluntary or mandatory, the Borrower shall be required to pay to the Administrative Agent for the ratable benefit of the Lenders with respect to each such Lender’s Pro Rata Share of the amount of the Advances repaid, prepaid or assigned, in each case, concurrently with such repayment, prepayment or assignment the following amount (the “Applicable Premium”):

(a) in connection with any of the foregoing (other than a prepayment in accordance with a Change in Control Offer) made (i) prior to the first anniversary of the First Amendment Effective Date, a cash amount equal to the product of 100% of the principal amount of Advances being prepaid multiplied by 2.0%, (ii) on or after the first anniversary of the First Amendment Effective Date but prior to the second anniversary of the First Amendment Effective Date, a cash amount equal to the product of 100% of the principal amount of Advances being prepaid multiplied by 1.0%, and (iii) on or after the second anniversary of the First Amendment Effective Date, $0; and

(b) with respect to any prepayment in accordance with a Change in Control Offer made (i) prior to the second anniversary of the First Amendment Effective Date, a cash amount equal to the product of 100% of the principal amount of Advances being prepaid multiplied by 2.0%, (ii) on or after the second anniversary of the First Amendment Effective Date but prior to the third anniversary of the First Amendment Effective Date, a cash amount equal to the product of 100% of the principal amount of Advances being prepaid multiplied by 1.0%; and (iii) after the third anniversary of the First Amendment Effective Date, $0.

For the avoidance of doubt, the Borrower shall have no obligation to pay the Applicable Premium with respect to any Amortization Payment.

Section 2.06. Repayment of Advances.

(a) To the extent permitted under the First Lien Credit Agreement and the Intercreditor Agreement, on each Quarterly Date the Borrower shall make an Amortization Payment to the Administrative Agent for the ratable benefit of the Lenders. The Borrower shall deliver irrevocable written notice of each Amortization Payment to the Administrative Agent by 12:00 p.m. (New York City time) at least three Business Days’ prior to the date of such Amortization Payment. No Applicable Premium shall be due and payable in respect of any Amortization Payment.

(b) The Borrower shall repay to the Administrative Agent for the ratable benefit of the Lenders the outstanding principal amount of each Advance, together with any accrued and unpaid interest thereon, on the Maturity Date or such earlier date pursuant to Section 7.02.

Section 2.07. Fees. The Borrower agrees to pay to Ares Capital Corporation the fees provided for in the Fee Letters and to pay to Jefferies Finance LLC the fees provided for in the Prior Fee Letters.

Section 2.08. Interest. The Borrower shall pay interest on the unpaid principal amount of each Advance made by each Lender from the date of such Advance until such principal amount shall be paid in full, at the following rates per annum:

(a) Reference Rate Advances. Each Reference Rate Advance shall bear interest at the Adjusted Reference Rate in effect from time to time plus the Applicable Margin for Reference Rate Advances in effect from time to time. The Borrower shall pay to Administrative Agent for the ratable account of each Lender all accrued but unpaid interest on such Lender’s Reference Rate Advances, quarterly in arrears, on each March 31st, June 30th, September 30th, and December 31st and the date such Reference Rate Advance shall be paid in full.

(b) Eurodollar Rate Advances. Each Eurodollar Rate Advance shall bear interest during its Interest Period equal to at all times the Eurodollar Rate for such Interest Period plus the Applicable Margin for Eurodollar Rate Advances for such period. The Borrower shall pay to the Administrative Agent for the ratable account of each Lender all accrued but unpaid interest on each of such Lender’s Eurodollar Rate Advances on the last day of the Interest Period therefor (and in the case of a Eurodollar Rate Advance with an Interest Period of more than three months’ duration, on each day prior to the last day of such Interest Period that occurs at intervals of three months’ duration after the first day of such Interest Period), on the date any Eurodollar Rate Advance is repaid.

(c) Default Rate. Notwithstanding the foregoing, (i) upon the occurrence and during the continuance of an Event of Default under Section 7.01(a) [Payment], Section 7.01(c) [Covenant Breaches] (but only as to a breach of Section 5.06(i) [Reporting Requirements]), or Section 7.01(e) [Insolvency], all overdue Obligations shall bear interest, after as well as before judgment, at the Default Rate and (ii) upon the occurrence and during the continuance of any Event of Default (other than an Event of Default addressed in the foregoing clause (i)), upon the request of the Majority Lenders, all overdue Obligations shall bear interest, after as well as before judgment, at the Default Rate. Interest accrued pursuant to this Section 2.08(c) [Default Rate] and all interest accrued but unpaid on or after the Maturity Date shall be due and payable on demand (and if no such demand is made, then due and payable on the otherwise due dates provided herein or if no such due dates are provided herein on the last day of each calendar quarter). Interest shall continue to accrue on the Obligations after the filing by or against any Loan Party of any petition seeking any relief in bankruptcy or under any Debtor Relief Law.

Section 2.09. Illegality. If any Lender in its good faith judgment shall notify the Borrower that, after the date hereof, the introduction of or any change in or in the interpretation of any Legal Requirement makes it unlawful, or that any central bank or other Governmental Authority asserts that it is unlawful, for such Lender or its applicable Lending Office to perform its obligations under this Agreement to make, maintain, or fund any Eurodollar Rate Advances of such Lender then outstanding hereunder, (a) the Borrower shall, no later than 12:00 p.m. (New York City, time) (i) if not prohibited by law, on the last day of the Interest Period for each outstanding Eurodollar Rate Advance or (ii) if required by such notice, on the second Business Day following its receipt of such notice, prepay all of the Eurodollar Rate Advances of such Lender then outstanding, together with accrued but unpaid interest on the principal amount prepaid to the date of such prepayment and amounts, if any, required to be paid pursuant to Section 2.10 [Breakage Costs] as a result of such prepayment being made on such date, (b) such Lender shall simultaneously make a Reference Rate Advance to the Borrower on such date in an amount equal to the aggregate principal amount of the Eurodollar Rate Advances prepaid to such Lender, and (c) the right of the Borrower to select Eurodollar Rate Advances from such Lender for any subsequent Borrowing shall be suspended until such Lender shall notify the Borrower that the circumstances causing such suspension no longer exist. Each Lender agrees to use commercially reasonable efforts (consistent with its internal policies and legal and regulatory restrictions) to designate a different Lending Office if the making of such designation would avoid the effect of this paragraph and would not, in the reasonable judgment of such Lender, be otherwise disadvantageous to such Lender.

Section 2.10. Breakage Costs. Upon demand of any Lender (with a copy to the Administrative Agent) from time to time, the Borrower shall promptly compensate such Lender for and hold such Lender harmless from any loss, cost or expense incurred by it as a result of:

(a) any continuation, Conversion, payment or prepayment (including any deemed payment or repayment and any reallocated repayment to Non-Defaulting Lenders provided for herein) of any Advance other than a Reference Rate Advance on a day other than the last day of the Interest Period for such Advance (whether voluntary, mandatory, automatic, by reason of acceleration, or otherwise);

(b) any failure by the Borrower (for a reason other than the failure of such Lender to make an Advance) to prepay, borrow, continue or Convert any Advance other than a Reference Rate Advance on the date or in the amount notified by the Borrower; or

(c) any assignment of an Eurodollar Rate Advance on a day other than the last day of the Interest Period therefor as a result of a request by the Borrower pursuant to Section 2.14 [Mitigation Obligations; Replacement of Lenders]; including any loss of anticipated profits, any foreign exchange losses and any loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain such Advance, from fees payable to terminate the deposits from which such funds were obtained or from the performance of any foreign exchange contract. The Borrower shall also pay any customary administrative fees charged by such Lender in connection with the foregoing. For purposes of calculating amounts payable by the Borrower to the Lenders under this Section 2.10 [Breakage Costs], the requesting Lender shall be deemed to have funded the Eurodollar Rate Advances made by it at the Eurodollar Base Rate used in determining the Eurodollar Rate for such Advance by a matching deposit or other borrowing in the offshore interbank market for Dollars for a comparable amount and for a comparable period, whether or not such Eurodollar Rate Advance was in fact so funded.

Section 2.11. Increased Costs.

(a) Increased Costs Generally. If any Change in Law shall:

(i) impose, modify, or deem applicable any reserve, special deposit, compulsory loan, insurance charge, or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Lender (or its applicable Lending Office) (except any reserve requirement included in the Eurodollar Rate Reserve Percentage);

(ii) subject any Recipient to any Taxes (other than (A) Indemnified Taxes, (B) Taxes described in clauses (b) through (d) of the definition of Excluded Taxes and (C) Connection Income Taxes) on its loans, loan principal, letters of credit, commitments or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; or

(iii) impose on any Lender (or its applicable Lending Office) on the London interbank market any other condition, cost or expense (other than Taxes) affecting this Agreement or Advances made by such Lender; and the result of any of the foregoing shall be to increase the cost to such Lender (or its applicable Lending Office) or such other Recipient of making, Converting to, continuing or maintaining any loan or of maintaining its obligation to make or accept and purchase any such loan, or to reduce the amount of any sum received or receivable by such Lender (or its applicable Lending Office) or such other Recipient hereunder (whether of principal, interest or any other amount) then, upon request of such Lender or such other Recipient, the Borrower will pay to such Lender or such other Recipient, as the case may be, such additional amount or amounts as will compensate such Lender or such other Recipient, as the case may be, for such additional costs incurred or reduction suffered.

(b) Capital/Liquidity Requirements. If any Lender determines that any Change in Law affecting such Lender or any Lending Office of such Lender or such Lender’s holding company, if any, regarding capital or liquidity requirements has or would have the effect of reducing the rate of return on such Lender’s capital or on the capital of financial institutions generally, including such Lender’s holding company or any corporation controlling such Lender, if any, as a consequence of this Agreement, the Commitments of such Lender or the Advances made by such Lender to a level below that which such Lender, the corporation controlling such Lender, or such Lender’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s policies, the policies of the corporation controlling such Lender, and the policies of such Lender’s holding company with respect to capital adequacy), then from time to time within ten Business Days after written demand by such Lender the Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender, the corporation controlling such Lender, or such Lender’s holding company for any such reduction suffered.

(c) Certificate. Any Lender claiming compensation under this Section 2.11 [Increased Costs] shall furnish to the Borrower and the Administrative Agent a statement setting forth the additional amount or amounts necessary to compensate such Lender as specified in paragraphs (a) and (b) of this Section 2.11 [Increased Costs] hereunder which shall be determined by such Lender in good faith and which shall be conclusive in the absence of manifest error. In determining such amount, such Lender may use any reasonable averaging and attribution methods. The Borrower shall pay such Lender the amount shown as due on any such certificate within 10 Business Days after receipt thereof.

(d) Delay in Requests. Failure or delay on the part of any Lender to demand compensation pursuant to this Section 2.11 [Increased Costs] shall not constitute a waiver of such Lender’s right to demand such compensation, provided that the Borrower shall not be required to compensate a Lender pursuant to this Section 2.11 [Increased Costs] for any increased costs incurred or reductions suffered more than 270 days prior to the date that such Lender notifies the Borrower and the Administrative Agent of the Change in Law giving rise to such increased costs or reductions and of such Lender’s intention to claim compensation therefor (except that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 270-day period referred to above shall be extended to include the period of retroactive effect thereof).

Section 2.12. Payments and Computations.

(a) Payments. Subject to Section 2.13 [Taxes], all payments of principal, interest, and other amounts to be made by the Borrower under this Agreement and other Loan Documents shall be made to the Administrative Agent in Dollars and in immediately available funds, without setoff, deduction, or counterclaim.

(b) Payment Procedures. The Borrower shall make each payment under this Agreement and under the Notes not later than 12:00 p.m. (New York City time) on the day when due in Dollars to the Administrative Agent at the location referred to in the Notes (or such other location as the Administrative Agent shall designate in writing to the Borrower) in same day funds and, as to payments of principal, accompanied by a notice of optional payment from the Borrower, with appropriate insertions and executed by a Responsible Officer of the Borrower. The Administrative Agent will promptly thereafter, and in any event prior to the close of business on the day any timely payment is made, cause to be distributed like funds relating to the payment of principal, interest or fees ratably (other than amounts payable solely to the Administrative Agent or a specific Lender pursuant to Sections 2.09 [Illegality], 2.10 [Breakage Costs], 2.11 [Increased Costs], 2.13 [Taxes], 2.14 [Mitigation Obligations; Replacement of Lenders], and 9.02 [Indemnification; Waiver of Damages] and such other provisions herein which expressly provide for payments to a specific Lender, but after taking into account payments effected pursuant to Section 7.04 [Right of Set-off]) in accordance with each Lender’s applicable pro rata share to the Lenders for the account of their respective applicable Lending Offices, and like funds relating to the payment of any other amount payable to any Lender to such Lender for the account of its applicable Lending Office, in each case to be applied in accordance with the terms of this Agreement. Upon receipt of other amounts due solely to the Administrative Agent or a specific Lender, the Administrative Agent shall distribute such amounts to the appropriate party to be applied in accordance with the terms of this Agreement.

(c) Non-Business Day Payments. Whenever any payment shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest or fees, as the case may be; provided that if such extension would cause payment of interest on or principal of Eurodollar Rate Advances to be made in the next following calendar month, such payment shall be made on the next preceding Business Day.

(d) Computations. Computations of interest shall be made by the Administrative Agent on the basis of, (a) with respect to Eurodollar Rate Advances and Reference Rate Advances based on the Federal Funds Rate and the Eurodollar Rate, a year of 360 days and (b) with respect to Reference Rate Advances based on the Reference Rate, a year of 365/366 days, and (c) with respect to of all other interest and fees, on the basis of a year of 360 days, in each case, for the actual number of days (including the first day, but excluding the last day) occurring in the period for which such interest or fees are payable. Each determination by the Administrative Agent of an amount of interest or fees shall be conclusive and binding for all purposes, absent manifest error.

(e) Sharing of Payments by Lenders. If any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Advances or other Obligations hereunder resulting in such Lender receiving payment of a proportion of the aggregate amount of its Advances and accrued but unpaid interest thereon or other such Obligations greater than its pro rata share thereof as provided herein, then the Lender receiving such greater proportion shall (a) notify the Administrative Agent of such fact, and (b) take an assignment of, or purchase participations in, (in any event, for cash at face value) the Advances and such other Obligations of the other Lenders, or make such other adjustments as shall be equitable, so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued but unpaid interest on their respective Advances and other amounts owing them; provided that:

(i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest; and

(ii) the provisions of this paragraph shall not be construed to apply to (x) any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement (including any payments in connection with Section 2.04(b) [Mandatory Offers to Prepay Loans] or the application of funds arising from the existence of a Defaulting Lender), or (y) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Advances to any assignee or participant, other than to Holdings, the Borrower or any Subsidiary, or any Affiliate of any of the foregoing (as to which the provisions of this paragraph shall apply).

Each Loan Party consents to the foregoing and agrees, to the extent it may effectively do so under applicable Legal Requirement, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against each Loan Party rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of each Loan Party in the amount of such participation.

Section 2.13. Taxes.

(a) Payments Free of Taxes. Any and all payments by or on account of any obligation of any Loan Party under any Loan Document shall be made without deduction or withholding for any Taxes, except as required by applicable Legal Requirement. If any applicable Legal Requirement (as determined in the good faith discretion of an applicable Withholding Agent) requires the deduction or withholding of any Tax from any such payment by a Withholding Agent, then the applicable Withholding Agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable Legal Requirement and, if such Tax is an Indemnified Tax, then the sum payable by the applicable Loan Party shall be increased as necessary so that after such deduction or withholding of Indemnified Taxes has been made (including such deductions and withholdings of Indemnified Taxes applicable to additional sums payable under this Section) the applicable Recipient receives an amount equal to the sum it would have received had no such deduction or withholding been made.

(b) Payment of Other Taxes by Loan Parties. The Loan Parties shall timely pay to the relevant Governmental Authority in accordance with applicable Legal Requirement, or at the option of the Administrative Agent timely reimburse it for the payment of, any Other Taxes.

(c) Indemnification by Loan Parties. The Loan Parties shall jointly and severally indemnify each Recipient, within 10 days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error.

(d) Indemnification by the Lenders. Each Lender shall severally indemnify the Administrative Agent, within 10 days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that any Loan Party has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Loan Parties to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 9.07 [Successors and Assigns] relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the Administrative Agent under this paragraph (d).

(e) Evidence of Payments. As soon as practicable after any payment of Taxes by any Loan Party to a Governmental Authority pursuant to this Section 2.13 [Taxes], such Loan Party shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

(f) Status of Lenders.

(i) Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to the Borrower and the Administrative Agent, at the time or times reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Borrower or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by applicable Legal Requirement or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements.

Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 2.13(f)(ii) [Status of Lenders](A), (ii)(B) and (ii)(D) below) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender.

(ii) Without limiting the generality of the foregoing in the event that the Borrower is a U.S. Person,

(A) any Lender that is a U.S. Person shall deliver to the Borrower and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed copies of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding tax;

(B) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), whichever of the following is applicable: (i) in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed copies of IRS Form W-8BEN-E (or IRS Form W-8BEN, as applicable) establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN-E (or IRS Form W-8BEN, as applicable) establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty; (ii) executed copies of IRS Form W-8ECI; (iii) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit H-1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3) (A) of the Code, a “10 percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) executed copies of IRS Form W-8BEN-E (or IRS Form W-8BEN, as applicable); or (iv) to the extent a Foreign Lender is not the beneficial owner, executed copies of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN-E (or IRS Form W-8BEN, as applicable), a U.S. Tax Compliance Certificate substantially in the form of Exhibit H-2 or Exhibit H-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit H-4 on behalf of each such direct and indirect partner;

(C) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed copies of any other form prescribed by applicable Legal Requirement as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable Legal Requirement to permit the Borrower or the Administrative Agent to determine the withholding or deduction required to be made; and

(D) if a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by Legal Requirement and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by applicable Legal Requirement (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.

Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower and the Administrative Agent in writing of its legal inability to do so.

For purposes of this Section 2.13(f) [Status of Lenders], the Administrative Agent shall be treated as a Lender and required to deliver documentation to Borrower as if it were a Lender.

(g) Treatment of Certain Refunds. If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 2.13 [Taxes] (including by the payment of additional amounts pursuant to this Section 2.13 [Taxes]), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this paragraph (h) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this paragraph (h), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this paragraph (h) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This paragraph shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person.

(h) Survival. Each party’s obligations under this Section 2.13 [Taxes] shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under any Loan Document.

Section 2.14. Mitigation Obligations; Replacement of Lenders.

(a) Designation of a Different Lending Office. If any Lender requests compensation under Section 2.11 [Increased Costs], or requires the Borrower to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.13 [Taxes], then such Lender shall (at the request of the Borrower) use reasonable efforts to designate a different lending office for funding or booking its Advances hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 2.11 [Increased Costs] or 2.13 [Taxes], as the case may be, in the future, and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

(b) Replacement Lender. If any Lender requests compensation under Section 2.11 [Increased Costs] or notifies the Borrower of its inability to make, maintain, or fund any Eurodollar Rate Advances pursuant to Section 2.09 [Illegality], or if the Borrower is required to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.13 [Taxes] and, in each case, such Lender has declined or is unable to designate a different lending office in accordance with Section 2.13(a) [Designation of a Different Lending Office], or if any Lender is a Defaulting Lender or a Non-Consenting Lender, then the Borrower may, at its sole expense and effort (and in the case of a Defaulting Lender, the Administrative Agent may) upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 9.07 [Successors and Assigns]), all of its interests, rights (other than its existing rights to payments pursuant to Section 2.11 [Increased Costs] or Section 2.13 [Taxes]) and obligations under this Agreement and the related Loan Documents to an Eligible Assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that:

(i) as to assignments required by the Borrower, the Borrower shall have paid to the Administrative Agent the assignment fee (if any) specified in Section 9.07 [Successors and Assigns], unless such fee has been waived by the Administrative Agent;

(ii) such Lender shall have received payment of an amount equal to the outstanding principal of its applicable Advances, accrued but unpaid interest thereon, accrued but unpaid fees and all other amounts payable to it hereunder and under the other Loan Documents (including any amounts under Section 2.09 [Breakage Costs] and with respect to any Non-Consenting Lender, any Applicable Premium) from the assignee (to the extent of such outstanding principal and accrued but unpaid interest and fees) or the Borrower (in the case of all other amounts);

(iii) in the case of any such assignment resulting from a claim for compensation under Section 2.11 [Increased Costs] or such Lender’s inability to make, maintain or fund Eurodollar Rate Advances pursuant to Section 2.09 [Illegality] or payments required to be made pursuant to Section 2.14 [Mitigation Obligations; Replacement of Lenders], such assignment will result in a reduction in such compensation or payments thereafter;

(iv) such assignment does not conflict with any applicable Legal Requirement; and

(v) with respect to a Non-Consenting Lender, the proposed amendment, modification, waiver, consent or release with respect to this Agreement or any other Loan Document has been approved by the Majority Lenders and such agreement, amendment, waiver, consent or release can be effected as a result of such assignment (and, if applicable, one or more other assignments) contemplated by this Section.

A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower or the Administrative Agent to require such assignment and delegation cease to apply. Solely for purposes of effecting any assignment involving a Defaulting Lender or Non-Consenting Lender under this Section 2.14 [Mitigation Obligations; Replacement of Lenders] and to the extent permitted under applicable Legal Requirements, each Lender hereby designates and appoints the Administrative Agent as true and lawful agent and attorney-in-fact, with full power and authority, for and on behalf of and in the name of such Lender to execute, acknowledge and deliver the Assignment and Acceptance required hereunder if such Lender is a Defaulting Lender or Non-Consenting Lender and such Lender shall be bound thereby as fully and effectively as if such Lender had personally executed, acknowledged and delivered the same.

Section 2.15. Defaulting Lender

(a) Defaulting Lender Adjustments. Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as such Lender is no longer a Defaulting Lender, to the extent permitted by applicable Legal Requirement:

(i) Waivers and Amendments. Such Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in the definition of Majority Lenders.

(ii) Defaulting Lender Waterfall. Any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Article VII [EVENTS OF DEFAULT; REMEDIES] or otherwise) or received by the Administrative Agent from a Defaulting Lender pursuant to Section 7.04 [Right of Set-off] shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent hereunder; second, as the Borrower may request (so long as no Default or Event of Default exists), to the funding of any Advance hereunder in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; third, if so determined by the Administrative Agent and the Borrower, to be held in a Deposit Account and released pro rata in order to satisfy such Defaulting Lender’s current or potential future funding obligations with respect to Advances under this Agreement; fourth, to the payment of any amounts owing to the Lenders as a result of any judgment of a court of competent jurisdiction obtained by any Lender against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; fifth, so long as no Default or Event of Default exists, to the payment of any amounts owing to the Borrower as a result of any judgment of a court of competent jurisdiction obtained by the Borrower against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; and sixth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if such payment is a payment of the principal amount of any Advances in respect of which such Defaulting Lender has not fully funded its appropriate share, such payment shall be applied solely to pay the Advances of all Non-Defaulting Lenders on the applicable pro rata basis prior to being applied to the payment of any Advances of such Defaulting Lender until such time as all Advances are held by the Lenders pro rata in accordance with the applicable Commitments. Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender pursuant to this Section 2.15 [Defaulting Lender] shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto.

(b) Defaulting Lender Cure. If the Borrower and the Administrative Agent agree in writing that a Lender is no longer a Defaulting Lender, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein (which may include arrangements with respect to any cash collateral), that Lender will, to the extent applicable, purchase at par that portion of outstanding Advances of the other Lenders or take such other actions as the Administrative Agent may determine to be necessary to cause the Advances to be held pro rata by the Lenders in accordance with the Commitments, whereupon such Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrower while that Lender was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender. Notwithstanding the above, the Borrower’s and the Administrative Agent’s right to replace a Defaulting Lender pursuant to this Agreement shall be in addition to, and not in lieu of, all other rights and remedies available to the Borrower or the Administrative Agent against such Defaulting Lender under this Agreement, at law, in equity or by statute.

ARTICLE III

CONDITIONS

Section 3.01. Conditions to Closing and Advance. The effectiveness of this Agreement on the Original Closing Date was subject to the occurrence of the conditions precedent set forth in Section 3.01 of the Existing Credit Agreement, which were satisfied on the Original Closing Date.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

Each Loan Party represents and warrants as follows:

Section 4.01. Existence; Subsidiaries. Holdings is a corporation duly organized, validly existing and in good standing under the laws of Virginia and the Borrower is a limited liability company duly organized, validly existing and in good standing under the laws of Delaware, or in any case in such other jurisdiction as is permitted under this Agreement. Each Loan Party is in good standing and qualified to do business in each other jurisdiction where its ownership or lease of Property or conduct of its business requires such qualification except where such failure to comply could not reasonably be expected to result in a Material Adverse Change. As of the date hereof, the Borrower has no Subsidiaries other than those identified in Schedule 4.01 and Holdings has no Subsidiaries other than the General Partner, Intermediate, the Borrower and the Subsidiaries of the Borrower.

Section 4.02. Power; No Conflicts. The execution and delivery by each Loan Party and each Restricted Subsidiary thereof of the Loan Documents to which each such Person is a party, in accordance with their respective terms and the Advances hereunder do not and will not, by the passage of time, the giving of notice or otherwise, (a) violate any Legal Requirement relating to any Loan Party or any Restricted Subsidiary thereof, (b) conflict with, result in a breach of or constitute a default under the articles of incorporation, bylaws or other organizational documents of any Loan Party or any Restricted Subsidiary thereof, (c) conflict with, result in a breach of or constitute a default under any material indenture, agreement or other instrument to which such Person is a party or by which any of its properties may be bound or any Governmental Approval relating to such Person, or (d) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by such Person other than Permitted Liens. The performance by each Loan Party and each Restricted Subsidiary thereof of the Loan Documents to which each such Person is a party, in accordance with their respective terms and the transactions contemplated hereby or thereby (other than the Advances) do not and will not, by the passage of time, the giving of notice or otherwise, (a) violate any Legal Requirement relating to any Loan Party or any Restricted Subsidiary thereof except where such violation could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change, (b) conflict with, result in a breach of or constitute a default under the articles of incorporation, bylaws or other organizational documents of any Loan Party or any Restricted Subsidiary thereof, (c) conflict with, result in a breach of or constitute a default under any indenture, agreement or other instrument to which such Person is a party or by which any of its properties may be bound or any Governmental Approval relating to such Person except where such conflict, breach or default could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change, or (d) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by such Person other than Permitted Liens.

Section 4.03. Authorization and Approvals. No consent, order, authorization, or approval or other action by, and no notice to or filing with, any Governmental Authority or any other Person is required for the due execution, delivery, and performance by any Loan Party that is a party to this Agreement, the Notes, or the other Loan Documents or the consummation of the transactions contemplated hereby or thereby, except for (a) the filing of UCC-1 Financing Statements and Mortgages in the appropriate state and county filing offices, (b) those consents and approvals that have been obtained or made on or prior to the date hereof and that are in full force and effect, and (c) such consents, orders, authorizations, approvals, notices or filings required in connection with the operation of the business of the Loan Parties the failure to obtain of which could not reasonably be expected to be adverse in any material respect to any Secured Party or to result in a material liability of any Loan Party. At the time of the Advances; provided that the filings above have been duly consummated, no authorization or approval or other action by, and no notice to or filing with, any Governmental Authority will be required for such Advance or the use of the proceeds of such Advance.

Section 4.04. Enforceable Obligations. This Agreement, the Notes, and the other Loan Documents to which any Loan Party is a party have been duly executed and delivered by such Loan Parties. Each Loan Document is the legal, valid, and binding obligation of the Borrower and each Guarantor which is a party to it enforceable against the Borrower and each such Guarantor in accordance with its terms, except as such enforceability may be limited by any applicable Debtor Relief Laws.

Section 4.05. Financial Condition and Financial Statements.

(a) The Borrower has delivered to the Administrative Agent and the Lenders financial information delivered pursuant to Section 3.01. All financial statements delivered pursuant to Section 3.01 or Section 5.06 [Reporting Requirements] are (or will be when delivered) complete and correct in all material respects and fairly present in all material respects on a consolidated basis the assets, liabilities and financial position of Holdings and its Restricted Subsidiaries as at such dates, and the results of the operations and changes of financial position for the periods then ended (other than customary year-end adjustments for unaudited financial statements and the absence of footnotes from unaudited financial statements), in each case, in accordance with GAAP. All such financial statements, including the related schedules and notes thereto, have been (or will have been when delivered) prepared in accordance with GAAP. Such financial statements show (or will show when delivered) all material indebtedness and other material liabilities, direct or contingent, of Holdings and its Restricted Subsidiaries as of the date thereof, including material liabilities for taxes, material commitments, and Indebtedness, in each case, to the extent required to be disclosed under GAAP. All pro forma financial statements and projections delivered pursuant to Section 3.01 or Section 5.06 [Reporting Requirements] were (or will be when delivered) prepared in good faith on the basis of the assumptions stated therein, which assumptions are believed to be reasonable in light of then existing conditions except that such financial projections and pro forma statements shall be subject to normal year end closing and audit adjustments (it being recognized by the Lenders that projections are not to be viewed as facts and that the actual results during the period or periods covered by such projections may vary from such projections).

(b) Since December 31, 2019, no event or circumstance that has had or could reasonably be expected to cause a Material Adverse Change has occurred.

Section 4.06. True and Complete Disclosure. All factual information (excluding estimates, projections, other projected financial information, forward looking statements and information of a general economic or industry nature) heretofore or contemporaneously furnished by or on behalf of Holdings and its Restricted Subsidiaries in writing to any Lender or the Administrative Agent for purposes of or in connection with this Agreement, any other Loan Document or any transaction contemplated hereby or thereby is, and all other such factual information (excluding estimates, projections, other projected financial information, forward looking statements and information of a general economic or industry nature) hereafter furnished by or on behalf of Holdings and its Restricted Subsidiaries in writing to the Administrative Agent or any of the Lenders was or shall be, when taken as a whole and as modified or supplemented by other information so furnished, true and accurate in all material respects on the date as of which such information was or is dated or certified and did not or does not contain, when taken as a whole, any untrue statement of a material fact or omit, when taken as a whole, to state any material fact necessary to make the statements contained therein not misleading in any material respect at such time. All projections, estimates, and pro forma financial information furnished by any Loan Party were prepared in good faith on the basis of the assumptions believed in good faith to be reasonable at the time made, which assumptions are believed to be reasonable in light of then existing conditions except that such financial projections and statements shall be subject to normal year end closing and audit adjustments (it being recognized by the Lenders that projections are not to be viewed as facts or a guarantee of future performance, are subject to significant uncertainties and contingencies, many of which are beyond the Loan Parties’ control and that the actual results during the period or periods covered by such projections may vary from such projections and such variations may be material).

Section 4.07. Litigation; Compliance with Law.

(a) There is no pending or, to the knowledge of any Loan Party, threatened in writing action or proceeding affecting any Loan Party or Restricted Subsidiary before any court, Governmental Authority or arbitrator which could reasonably be expected to cause a Material Adverse Change other than as set forth in Schedule 4.07 or which purports to affect the legality, validity, binding effect or enforceability of this Agreement, any Note, or any other Loan Document. As of the Original Closing Date and the First Amendment Effective Date, there is no pending or, to the knowledge of any Loan Party, threatened in writing action or proceeding instituted against any Loan Party or any Restricted Subsidiary which seeks to adjudicate any Loan Party or any Restricted Subsidiary as bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any Debtor Relief Law, or seeking the entry of an order for relief or the appointment of a receiver, trustee or other similar official for it or for any substantial part of its Property.

(b) Each Loan Party and each Restricted Subsidiary have complied in all respects with all statutes, rules, regulations, orders and restrictions of any Governmental Authority having jurisdiction over the conduct of their respective businesses or the ownership of their respective Property except where such failure to comply could not reasonably be expected to result in a Material Adverse Change.

Section 4.08. Use of Proceeds. The proceeds of the Advances will be used by the Borrower for the purposes described in Section 5.09 [Use of Proceeds]. No Loan Party nor any Restricted Subsidiary thereof is engaged principally or as one of its activities in the business of extending credit for the purpose of “purchasing” or “carrying” any “margin stock” (as each such term is defined or used, directly or indirectly, in Regulation U). No part of the proceeds of the Advances will be used for purchasing or carrying directly or indirectly margin stock or for any purpose which violates, or which would be inconsistent with, the provisions of Regulation T, U or X or for any other purpose which would constitute this transaction a “purpose credit” within the meaning of Regulation U. Following the application of the proceeds of the Advances, not more than twenty-five percent (25%) of the value of the assets (either of the Borrower only or of Holdings and its Restricted Subsidiaries on a consolidated basis) will be “margin stock”. No Loan Party nor any Restricted Subsidiary thereof (a) is engaged in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U) or (b) will use any proceeds for the purpose of purchasing or carrying any margin stock or for any other purpose which would constitute this transaction a “purpose credit”.

Section 4.09. Investment Company Act. No Loan Party nor any Restricted Subsidiary thereof is an “investment company” or a company “controlled” by an “investment company” (as each such term is defined or used in the Investment Company Act of 1940) and no Loan Party nor any Restricted Subsidiary thereof is, or after giving effect to the Advances will be, subject to any other applicable Legal Requirement which limits its ability to incur or consummate the transactions contemplated hereby to the extent such limitations are applicable.

Section 4.10. Taxes.

(a) Reports and Payments. All federal and state income Returns and all other material Returns (as defined below in clause (b) of this Section) required to be filed by or on behalf of any Loan Party have been duly filed on a timely basis or appropriate extensions have been obtained and such Returns are and will be true, complete and correct in all material respects; and all federal and state income Taxes and other material Taxes required to be paid by a Loan Party that are payable with respect to the periods covered by such Returns or on subsequent assessments with respect thereto or otherwise have been paid in full on a timely basis, except in each case to the extent of Taxes that are being diligently contested in good faith and reserves have been made in accordance with GAAP. The reserves for accrued Taxes reflected in the financial statements delivered to the Lenders under this Agreement are adequate in the aggregate for the payment of all material unpaid Taxes of the Loan Parties, whether or not disputed, for the period ended as of the date thereof and for any period prior thereto.

(b) Returns Definition. “Returns” in this Section 4.10 [Taxes] shall mean any U.S. federal, state, or local return, declaration of estimated Tax, or information statement relating to, filed, or required to be filed with a Governmental Authority in connection with, any Taxes, including any information return or report with respect to backup withholding.

Section 4.11. ERISA and Employee Matters. All Employee Benefit Plans are in compliance in all material respects with all applicable provisions of ERISA and the Code. No Termination Event has occurred or is reasonably expected to occur that could reasonably be expected to result in a Material Adverse Change. There has been no excise tax imposed under Section 4971 of the Code against any Loan Party that could reasonably be expected to result in liability to any Loan Party or any Restricted Subsidiary thereof in excess of $5,000,000. Based upon GAAP existing as of the date of this Agreement and current factual circumstances, the Loan Parties have no reason to believe that the annual cost during the term of this Agreement to the Loan Parties for post-retirement benefits to be provided to the current and former employees of any Loan Party under Employee Benefit Plans that are welfare benefit plans (as defined in Section 3(1) of ERISA) could, in the aggregate, reasonably be expected to cause a Material Adverse Change. As of the Original Closing Date and the First Amendment Effective Date, no Loan Party nor any Restricted Subsidiary thereof is party to any collective bargaining agreement, nor has any labor union been recognized as the representative of its employees. The Borrower knows of no pending or threatened in writing strikes, work stoppage or other collective labor disputes involving its employees or those of its Restricted Subsidiaries.

Section 4.12. Condition and Maintenance of Property; Casualties. Each Loan Party and each Restricted Subsidiary has good and indefeasible title to all of its other material Properties, free and clear of all Liens except for Permitted Liens. The material Properties used or to be used in the continuing operations of each Loan Party and each Restricted Subsidiary are in good repair, working order and condition, normal wear and tear excepted. Neither the business nor the material Properties of each Loan Party and each Restricted Subsidiary, taken as a whole, has been materially and adversely affected as a result of any fire, explosion, earthquake, flood, drought, windstorm, accident, strike or other labor disturbance, embargo, requisition or taking of Property or cancellation of contracts, Permits, or concessions by a Governmental Authority, riot, activities of armed forces, or acts of God or of any public enemy (except to the extent such event is covered by insurance sufficient to ensure that upon application of the proceeds thereof, neither the business nor the material Properties of each Loan Party and each Restricted Subsidiary, taken as a whole, could reasonably be expected to be materially and adversely affected) which effect could reasonably be expected to cause a Material Adverse Change.

Section 4.13. Compliance with Agreements; No Defaults.

(a) No Loan Party or Restricted Subsidiary thereof is in default in any material respect under or with respect to any contract, agreement, lease, or other instrument to which a Loan Party or Restricted Subsidiary thereof is a party which is continuing and which, if not cured, could reasonably be expected to result in a Material Adverse Change.

(b) No Default has occurred and is continuing. Section 4.14 [Environmental Condition].

(c) Permits, Etc. Each Loan Party and each Restricted Subsidiary (i) have obtained all Environmental Permits necessary for the ownership and operation of their respective Properties and the conduct of their respective businesses; (ii) have at all times been and are in compliance with all terms and conditions of such Permits and with all other requirements of applicable Environmental Laws; (iii) have not received notice of any violation or alleged violation of any Environmental Law or Permit; and (iv) are not subject to any actual, pending or to the Borrower’s knowledge, threatened in writing Environmental Claim, except, in each case above, that could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change.

(d) Certain Liabilities. None of the present or previously owned or operated Property of any Loan Party or of any of its current or former Restricted Subsidiaries, wherever located, (i) has been placed on the National Priorities List, the Comprehensive Environmental Response Compensation Liability Information System list, or their state or local analogs, or to any Loan Party’s knowledge, have been otherwise investigated, designated, listed, or identified as a potential site for removal, remediation, cleanup, closure, restoration, reclamation, or other Response activity under any Environmental Laws which, individually or in the aggregate, has resulted in or could reasonably be expected to result in a Material Adverse Change; (ii) is subject to a Lien, arising under or in connection with any Environmental Laws, that attaches to any revenues or to any Property owned, leased or operated by the Borrower or any of the Guarantors or Restricted Subsidiaries, wherever located, which could, individually or in the aggregate, reasonably be expected to cause a Material Adverse Change; or (iii) has been the site of any Release of Hazardous Materials from present or past operations which has caused at the site or at any third-party site any condition that, individually or in the aggregate, has resulted in or could reasonably be expected to result in the need for Response that would cause a Material Adverse Change.

(e) Certain Actions. Without limiting the foregoing, (i) all necessary notices have been properly filed, and no further action is required under current Environmental Law as to each Response or other restoration or remedial project undertaken by any Loan Party or any Restricted Subsidiary on any of their presently or formerly owned, leased or operated Property, except as could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change, and (ii) there are no facts, circumstances, conditions or occurrences with respect to any Property owned, leased or operated by any Loan Party or any Restricted Subsidiary that could reasonably be expected to form the basis of an Environmental Claim under Environmental Laws that could reasonably be expected to result in a Material Adverse Change.

Section 4.14. Permits, Licenses, Etc. Each Loan Party and Restricted Subsidiary thereof possess all authorizations, Permits, licenses, patents, patent rights or licenses, trademarks, trademark rights, trade names rights and copyrights which are material to the conduct of their business. Each Loan Party and Restricted Subsidiary thereof manages and operates its business in all material respects in accordance with all applicable material Legal Requirements and good industry practices.

Section 4.15. Gas Imbalances, Prepayments. Except as disclosed in writing to the Administrative Agent in connection with the most recently delivered Engineering Report, no Loan Party or Restricted Subsidiary thereof (a) is obligated in any material respect by virtue of any prepayment made under any contract containing a “take-or-pay” or “prepayment” provision or under any similar agreement to deliver Hydrocarbons produced from or allocated to any Loan Party’s Oil and Gas Properties at some future date without receiving full payment therefor at the time of delivery or (b) has produced gas, in any material amount, subject to balancing rights of third parties or subject to balancing duties under Legal Requirements.

Section 4.16. Marketing of Production. Except as disclosed in writing to the Administrative Agent in connection with the most recently delivered Engineering Report (with respect to all of which contracts the Holdings and the Borrower represent that they or the Restricted Subsidiaries are receiving a price for all production sold thereunder that is computed substantially in accordance with the terms of the relevant contract and are not having deliveries curtailed substantially below the subject Property’s delivery capacity), no material agreements exist that are not cancelable on 60 days-notice or less without penalty or detriment for the sale of production from Holdings, the Borrower’s or the Restricted Subsidiaries’ Hydrocarbons (including, without limitation, calls on or other rights to purchase, production, whether or not the same are currently being exercised) and that (a) pertain to the sale of production at a fixed price and (b) have a maturity or expiry date of longer than six (6) months from the date hereof.

Section 4.17. Restriction on Liens. None of the Property of any Loan Party or Restricted Subsidiary thereof is subject to any Lien other than Permitted Liens. No Loan Party or Restricted Subsidiary thereof is a party to any agreement or arrangement (other than this Agreement, the Security Instruments, the First Lien Loan Documents), or subject to any order, judgment, writ or decree, that either restricts or purports to restrict its ability to grant Liens to secure the Obligations against their respective Properties.

Section 4.18. Solvency. Before and after giving effect to the Advances, the Loan Parties, on a consolidated basis, are Solvent.

Section 4.19. Hedging Agreements. Schedule 4.20 sets forth, as of the date hereof, a true and complete list of all Interest Hedge Agreements, Hydrocarbon Hedge Agreements, and Hedge Contracts of the Loan Parties and Restricted Subsidiaries, the material terms thereof (including the type, term, effective date, termination date and notional amounts or volumes), the net mark to market value thereof, all credit support agreements relating thereto (including any margin required or supplied), and the counterparty to each such agreement.

Section 4.20. Insurance. Holdings has, and has caused all of the Restricted Subsidiaries to have insurance as required under Section 5.02 [Maintenance of Insurance].

Section 4.21. Anti-Corruption Laws; Sanctions; Patriot Act. None of (a) the Loan Parties, any Restricted Subsidiary or any of their respective directors, officers, employees or affiliates, or (b) to the knowledge of the Borrower, any agent or representative of the Borrower or any Restricted Subsidiary that will act in any capacity in connection with or benefit from the credit facility established hereby, (i) is a Sanctioned Person or currently the subject or target of any Sanctions or (ii) has taken any action, directly or indirectly, that would result in a violation by such Persons of any Anti-Corruption Laws. Holdings, the Borrower and each Restricted Subsidiary is compliance with Section 5.06(q) [USA Patriot Act].

Section 4.22. Oil and Gas Properties.

(a) Title. Each Loan Party has good and defensible title to all of its Oil and Gas Properties evaluated in the most recently delivered Engineering Report (other than any thereof Disposed of in a Disposition permitted by this Agreement) free and clear of all Liens except for Permitted Liens and any title deficiencies which are being addressed pursuant to Section 5.11(b) [Further Assurances; Cure of Title Defects]. There are no “back-in” or “reversionary” interests held by third parties which could reduce the interests of a Loan Party in the Oil and Gas Properties except as set forth on Schedule 4.23 hereto. No operating or other agreement to which any Loan Party is a party or by which any Loan Party is bound affecting any part of the Collateral requires such Loan Party to bear any of the costs relating to the Collateral greater than the leasehold interest of such Loan Party in such portion of the Collateral, except in the event such Loan Party is obligated under an operating agreement to assume a portion of a defaulting party’s share of costs. Each Mortgage is and will remain a valid and enforceable lien on the Collateral subject only to the Permitted Liens. Each Loan Party will preserve its interest in and title to the Collateral subject to Permitted Liens, and subject to the transactions that are otherwise permitted under this Agreement.

(b) Status of Leases, Term Mineral Interests and Contracts. All of the leases and term mineral interests in the Oil and Gas Properties evaluated in the most recently delivered Engineering Report (other than any thereof Disposed of in a Disposition permitted by this Agreement and noted to the Administrative Agent at or prior to delivery of such Engineering Report) are valid, subsisting and in full force and effect, and no Loan Party has knowledge that a default exists under any of the terms or provisions, express or implied, of any of such leases or interests or under any agreement to which the same are subject. All of the material Contracts to which any Loan Party is a party that relate to the Oil and Gas Properties are in full force and effect and constitute legal, valid and binding obligations of such Loan Party. No Loan Party or, to the knowledge of any Loan Party, any other party to any such Contract (i) is in breach of or default, or with the lapse of time or the giving of notice, or both, would be in breach or default, with respect to any obligations thereunder, whether express or implied, or (ii) has given or threatened in writing to give notice of any default under or inquiry into any possible default under, or action to alter, terminate, rescind or procure a judicial reformation of, any lease in the Oil and Gas Properties or any Contract except as could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change.

(c) Production Burdens and Expenses and Revenues. Except for each Loan Party’s interests in certain Oil and Gas Properties, and except as set forth on Schedule 4.23, which such Loan Party represents do not constitute a material portion (with 2% or more being deemed material) of the value of the Collateral and all other Properties of such Loan Party securing the Obligations, all of the proceeds from the sale of Hydrocarbons produced from Realty Collateral are being properly and timely paid to such Loan Party by the purchasers or other remitters of production proceeds without suspense.

(d) Pricing. The prices being received by each Loan Party for the production of Hydrocarbons do not violate, in any material respect, any material Contract or any law or regulation. Except as otherwise permitted herein, where applicable, all of the wells located on the Oil and Gas Properties and production of Hydrocarbons therefrom have been properly classified in all material respects under appropriate governmental regulations.

(e) Gas Regulatory Matters. All applicable Loan Parties have filed with the appropriate state and federal agencies all necessary rate and collection filings and all necessary applications for well determinations under the Natural Gas Act of 1938, as amended, the Natural Gas Policy Act of 1978, as amended, and the rules and regulations of the Federal Energy Regulatory Commission (the “FERC”) thereunder, and each such application has been approved by or is pending before the appropriate state or federal agency.

(f) Drilling Obligations. Except as otherwise permitted hereunder, there are no obligations under any Oil and Gas Property or Contract which require the drilling of additional wells or operations to earn or to continue to hold any of the Oil and Gas Properties covered in the most recently delivered Engineering Report in force and effect, except those under customary continuous operations provisions that may be found in one or more of the oil and gas and/or oil, gas and mineral leases.

(g) Refund Obligations. No Loan Party has collected any proceeds from the sale of Hydrocarbons produced from the Oil and Gas Properties covered in the most recently delivered Engineering Report which are subject to any material refund obligations other than as previously disclosed in writing to the Administrative Agent at or prior to the delivery of such Engineering Report.

Section 4.23. Line of Business; Foreign Operations.

(a) The Loan Parties have not conducted and are not conducting any business other than businesses relating to the acquisition, exploration, development, financing, ownership, operation, production, maintenance, storage, transportation, gathering, processing and marketing of Hydrocarbons and the Oil and Gas Properties and related activities.

(b) No Loan Party owns, and has not acquired or made any other expenditure (whether such expenditure is capital, operating or otherwise) in or related to, any Oil and Gas Properties located outside of the geographical boundaries of the United States (but not the offshore federal waters of the United States).

Section 4.24. Fiscal Year. The fiscal year of Holdings and its Restricted Subsidiaries is January 1 through December 31.

Section 4.25. Location of Business and Offices. Each Loan Party’s principal place of business and chief executive office is located at its address specified on Schedule 4.26 or at such other location as it may have, by proper written notice hereunder, advised the Administrative Agent.

Section 4.26. Intellectual Property. Each Loan Party and each Restricted Subsidiary either own or have valid licenses or other rights to use all databases, geological data, geophysical data, engineering data, maps, interpretations and other technical information used in their business as presently conducted, subject to the limitations contained in the agreements governing the use of the same, which limitations are customary for companies engaged in the business of the exploration and production of Hydrocarbons, with such exceptions as could not reasonably be expected to result in a Material Adverse Change.

Section 4.27. Senior Debt Status. The Obligations of each Loan Party and each Restricted Subsidiary thereof under this Agreement and each of the other Loan Documents ranks and shall continue to rank at least senior in priority of payment to all subordinated Indebtedness of each such Person and is designated as “senior indebtedness” under all instruments and documents, now or in the future, relating to all subordinated Indebtedness of such Person.

Section 4.28. Security Instruments. The provisions of the Security Instruments are effective to create in favor of the Collateral Agent for the benefit of the Secured Parties an Acceptable Security Interest on all right, title and interest of the respective Loan Parties in the Collateral described therein and, upon the filing of UCC financing statements and Mortgages in the applicable offices contemplated by the Security Instruments or the taking of such other actions as are specified in such Security Instruments, such Acceptable Security Interest will be perfected.

Section 4.29. Affected Financial Institution. No Loan Party is an Affected Financial Institution.

ARTICLE V

AFFIRMATIVE COVENANTS

So long as any Note or any amount (other than contingent indemnity obligations for which no claim has been made) under any Loan Document shall remain unpaid, each Loan Party agrees, unless the Majority Lenders shall otherwise consent in writing, to comply with the following covenants.

Section 5.01. Compliance with Laws, Etc. Each of Holdings and the Borrower shall, and shall cause each of their respective Restricted Subsidiaries to comply, in all respects with all applicable Legal Requirements except where the failure to so comply could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change. Without limiting the generality and coverage of the foregoing, each Loan Party shall comply, and shall cause each of its Restricted Subsidiaries to comply with all Environmental Laws and all laws, regulations, or directives with respect to equal employment opportunity and employee safety in all jurisdictions in which any Loan Party or any Restricted Subsidiary thereof does business except where failure to so comply could not reasonably be expected to individually result in liability in excess of $1,000,000 and could not reasonably be expected to result in the aggregate in a Material Adverse Change. Without limitation of the foregoing, each Loan Party shall, and shall cause each of its Restricted Subsidiaries to, (a) maintain and possess all authorizations, Permits, licenses, trademarks, trade names, rights and copyrights which are necessary or advisable to the conduct of its business, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Change, and (b) obtain, as soon as practicable, all consents or approvals required from any states of the United States (or other Governmental Authorities) necessary to grant the Administrative Agent an Acceptable Security Interest in the Loan Parties’ Oil and Gas Properties evaluated in the most recently delivered Engineering Report, to the extent required by Section 5.08 [Collateral Matters; Guaranties].

Section 5.02. Maintenance of Insurance.

(a) Each of Holdings and the Borrower shall, and shall cause each of their respective Restricted Subsidiaries to, procure and maintain or shall cause to be procured and maintained continuously in effect policies of insurance issued by companies, associations or organizations reasonably satisfactory to the Administrative Agent and in at least such amounts and covering such casualties, risks, perils, liabilities and other hazards that are usually insured against by companies similarly situated and engaged in the same or a similar business for the assets and operations of Holdings, the Borrower and their respective Restricted Subsidiaries and otherwise reasonably required by the Administrative Agent.

(b) All certified copies of policies or certificates thereof, and endorsements and renewals thereof shall be delivered to and retained by the Administrative Agent each time such a policy of insurance is made effective, renewed, amended, novated, or otherwise modified. All policies of insurance shall either have attached thereto a “lender’s loss payable endorsement” for the benefit of the Administrative Agent, as loss payee in form reasonably satisfactory to the Administrative Agent or shall name the Administrative Agent as an additional insured, as applicable. All policies or certificates of insurance shall set forth the coverage, the limits of liability, the name of the carrier, the policy number, and the period of coverage. All such policies shall contain a provision that notwithstanding any contrary agreements between the Loan Parties, their respective Restricted Subsidiaries, and the applicable insurance company, such policies will not be canceled without at least 30 days’ prior written notice to the Administrative Agent (or at least 10 days’ for non-payment of premium). In the event that, notwithstanding the “lender’s loss payable endorsement” requirement of this Section 5.02 [Maintenance of Insurance], the proceeds of any insurance policy described above are paid to any Loan Party or a Restricted Subsidiary when an Event of Default has occurred and is continuing, the Borrower shall deliver such proceeds to the First Lien Agent or the Administrative Agent immediately upon receipt. Waiver of subrogation shall apply in favor of the Administrative Agent in connection with any general liability insurance policy of any Loan Party.

Section 5.03. Preservation of Corporate Existence, Etc. Each of Holdings and the Borrower shall preserve and maintain, and, except as otherwise permitted herein, cause each of their respective Restricted Subsidiaries to preserve and maintain, its corporate, partnership, or limited liability company existence, rights, franchises, and privileges, as applicable, in the jurisdiction of its organization. Each of Holdings and the Borrower shall qualify and remain qualified, and cause each such Restricted Subsidiary to qualify and remain qualified, as a foreign corporation, partnership, or limited liability company, as applicable, in each jurisdiction in which qualification is necessary or desirable in view of its business and operations or the ownership of its Properties except where the failure to be so qualified could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change.

Section 5.04. Payment of Taxes, Etc. Each of Holdings and the Borrower shall pay and discharge, and cause each of their respective Restricted Subsidiaries to pay and discharge, before the same shall become delinquent, (a) all material Taxes, assessments, and governmental charges or levies imposed upon it or upon its income, profits, activities or Property, prior to the date on which penalties attach thereto and (b) all lawful claims that are material which, if unpaid, might by Legal Requirement become a Lien upon its Property; provided, however, that no Loan Party and no such Restricted Subsidiary shall be required to pay or discharge any such Tax, assessment, charge, levy, or claim which is being diligently contested in good faith and by appropriate proceedings, and with respect to which adequate reserves in conformity with GAAP have been provided

Section 5.05. Visitation Rights; Periodic Meetings. At any reasonable time and from time to time, upon reasonable prior notice, each of Holdings and the Borrower shall, and shall cause their respective Restricted Subsidiaries to, permit (a) the Administrative Agent and any Lender or any of their respective agents, advisors, or other representatives thereof, acting together, to examine and make copies of and abstracts from the records and books of account of, and visit and inspect at their reasonable discretion the Properties of, each Loan Party and any such Restricted Subsidiary, and (b) the Administrative Agent and any Lender or any of their respective agents, advisors or other representatives thereof, acting together, to discuss the affairs, finances and accounts of each Loan Party and any such Restricted Subsidiary with any of their respective officers or directors; provided that, unless an Event of Default has occurred and is continuing, (i) the Borrower shall bear the cost of only one such inspection per year and (ii) no Loan Party shall be obligated to reimburse the expenses of any Lender in connection with such inspections that is not the Administrative Agent. Without limiting the generality of the foregoing, in connection with each annual financial statement required to be delivered under Section 5.06(a) [Annual Financials] below, the Borrower shall make its officers available for a telephonic (or, with the Borrower’s consent, an in-person) meeting with the Administrative Agent and the Lenders held at reasonable times and upon reasonable prior notice, to discuss such financial statements and Engineering Reports, drilling activities and such other information regarding the Loan Parties, its Restricted Subsidiaries and their respective Properties. Notwithstanding the foregoing, no Loan Party shall be required to disclose to the Administrative Agent or any Lender, or any agents, advisors or other representatives thereof, any written material, (x) the disclosure of which would cause a breach of any confidentiality provision in the written agreement governing such material applicable to such Person, (y) which is the subject of attorney-client privilege or attorney’s work product privilege asserted by the applicable Person to prevent the loss of such privilege in connection with such information, or (z) which is a non-financial trade secret or other proprietary information.

Section 5.06. Reporting Requirements. The Borrower shall furnish to the Administrative Agent and each Lender:

(a) Annual Financials. (i) As soon as available and in any event not later than 120 days (or such earlier date that Holdings or any Loan Party is required to publicly file a Form 10-K) after the end of each fiscal year of Holdings and its consolidated Restricted Subsidiaries, commencing with fiscal year ending December 31, 2020, a copy of the annual audit report for such year for Holdings and its consolidated Restricted Subsidiaries, including therein Holding’s and its consolidated Restricted Subsidiaries’ consolidated balance sheet as of the end of such fiscal year and Holding’s and its consolidated Restricted Subsidiaries’ consolidated statement of income, cash flows, and retained earnings, in each case certified by an Acceptable Accountant, (ii) as soon as available and in any event no later than seven (7) days after the delivery in clause (a)(i) (for the avoidance of doubt, such seven (7) day period to be within the aforementioned 120 day period), any management letters delivered by such accountants to Holdings or any Restricted Subsidiary in connection with such audit or otherwise (the deliverables described in the foregoing clause (a)(ii) and clauses (c) and (g) below, the “Annual Reporting Package”);

(b) Quarterly Financials. (i) As soon as available and in any event not later than 60 days (or such earlier date that Holdings or any Loan Party is required to publicly file a Form 10-Q) after the end of each fiscal quarter of each fiscal year of Holdings and its consolidated Restricted Subsidiaries, the unaudited consolidated balance sheet and the statements of income, cash flows, and retained earnings of Holdings and its consolidated Restricted Subsidiaries for the period commencing at the end of the previous year and ending with the end of such fiscal quarter, all in reasonable detail and (ii) as soon as available and in any event no later than seven (7) days after the delivery in clause (b)(i) (for the avoidance of doubt, such seven (7) day period to be within the aforementioned 60 day period), a certificate with respect to such consolidated statements (subject to year-end audit adjustments) by a Responsible Officer of Holdings (x) commencing with the first fiscal quarter ending after the First Amendment Effective Date, calculating the Pro Forma Asset Coverage Ratio as of the last day of such fiscal quarter and (y) stating that such financial statements delivered under clause (b)(i) have been prepared in accordance with GAAP (the deliverables described in the foregoing clause (b)(i) and clauses (c), (f), and (g) below, the “Quarterly Reporting Package”);

(c) Intercompany Indebtedness; First Lien Indebtedness; Capital Expenditures. At the time it furnishes each set of financial statements under Section 5.06(a) [Annual Financials] or 5.06(b) [Quarterly Financials] above, a certificate executed by a Responsible Officer of Holdings and the Borrower certifying as to (i) the aggregate amount of all outstanding intercompany Indebtedness permitted pursuant to Section 6.02 [Indebtedness, Guarantees, and Other Obligations] as of the end of the respective fiscal year or fiscal quarter and setting forth in reasonable detail the payor and the recipient with respect thereto and whether a subordination agreement from such payor has been provided to the Administrative Agent (which subordination agreement shall remain in full force and effect as of the date of such certificate), (ii) the amount of Net First Lien Borrowings as of the end of the respective fiscal year or fiscal quarter (and indicating whether the First Lien Debt Measurement Trigger occurred during such fiscal year or fiscal quarter) and (iii) the aggregate amount of Capital Expenditures incurred by each Loan Party and each Restricted Subsidiary during the period of four consecutive fiscal quarters ending at the end of the respective fiscal year or fiscal quarter.

(d) Oil and Gas Engineering Reports.

(i) As soon as available but in any event on or before March 1, 2021, and March 1st of each year thereafter, an Independent Engineering Report dated effective as of the immediately preceding January 1st;

(ii) As soon as available but in any event on or before September 1, 2021, and September 1st of each year thereafter, an Internal Engineering Report or an Independent Engineering Report dated effective as of the immediately preceding July 1st;

(iii) With the delivery of each Engineering Report, a certificate from a Responsible Officer of the Borrower certifying that, to the best of his knowledge and in all material respects: (A) the information contained in the Engineering Report and any other information delivered in connection therewith is true and correct, (B) except as set forth on an exhibit to the certificate, on a net basis there are no gas imbalances, take or pay or other prepayments with respect to its Oil and Gas Properties evaluated in such Engineering Report which would require the Borrower or any Guarantor to deliver Hydrocarbons produced from such Oil and Gas Properties at some future time without then or thereafter receiving full payment therefor, (C) none of its Oil and Gas Properties have been sold since the date of the last Borrowing Base determination under the First Lien Credit Agreement except as set forth on an exhibit to the certificate, which certificate shall list all of its Oil and Gas Properties sold and in such detail as reasonably required by the Majority Lenders, (D) attached to the certificate is a list of its Oil and Gas Properties added to and deleted from the immediately prior Engineering Report and a list showing any change in working interest or net revenue interest in its Oil and Gas Properties occurring and the reason for such change, (E) attached to the certificate is a list of all Persons disbursing proceeds to the Borrower or to any Guarantor, as applicable, from its Oil and Gas Properties, and (F) except as set forth on a schedule attached to the certificate, the Mortgage Requirement has been satisfied with respect to the Oil and Gas Properties evaluated by such Engineering Report.

(e) Hedging Reports. As soon as available and in any event within 60 days after the end of each fiscal quarter, a report certified by a Responsible Officer of the Borrower in form reasonably satisfactory to the Administrative Agent prepared by the Borrower (i) covering each of the Oil and Gas Properties of the Borrower and the Guarantors and detailing on a quarterly basis, any sales of the Borrower’s or any Guarantors’ Oil and Gas Properties during each such quarter (other than sales of Hydrocarbons in the ordinary course of business), (ii) setting forth a true and complete list of all Hedge Contracts of the Borrower and the Guarantors and detailing the material terms thereof (including the type, term, effective date, termination date and notional amounts or volumes), the net mark to market value thereof, all credit support agreements relating thereto (including any margin required or supplied), and the counterparty to each such agreement; provided that, such required listing shall, in no event, be construed as permitting such credit supports which are not permitted under the terms of this Agreement, and (iii) setting forth a detailed description and calculation of the Forecasted Production for the period covered by the commodity Hedge Contracts then in effect.

(f) Lease Operating Statements. Concurrently with each delivery of financial statements under Section 5.06(a) [Annual Financials] and Section 5.06(b) [Quarterly Financials], a Lease Operating Statement for such calendar quarter.

(g) Annual Budget. Concurrently with each delivery of financial statements under Section 5.06(b) [Quarterly Financials] for the last fiscal quarter in any fiscal year, a copy of Holdings’, the Borrower’s and their respective Restricted Subsidiaries’ consolidated annual budget for the forthcoming fiscal year, including the Borrower’s consolidated cash flow budget and operating budget, certified as such by the Chief Executive Officer of Holdings.

(h) Defaults; Borrowing Base Deficiency. As soon as possible and in any event within three Business Days after (i) the occurrence of any Default under the First Lien Credit Agreement, or (ii) any Borrowing Base Deficiency under the First Lien Credit Agreement, in each case known to any officer of each Loan Party or any of its Restricted Subsidiaries which is continuing on the date of such statement, a statement of a Responsible Officer of such Loan Party setting forth the details of such Default or Borrowing Base Deficiency, as applicable, and the actions which any Loan Party or any such Restricted Subsidiary has taken and proposes to take with respect thereto;

(i) Termination Events. As soon as possible and in any event, within 10 days after any Loan Party obtains knowledge thereof (or such later date acceptable to the Administrative Agent in its sole discretion), copies of: (i) any unfavorable determination letter from the IRS regarding the qualification of an Employee Benefit Plan under Section 401(a) of the Code (along with a copy thereof), (ii) all notices received by any Loan Party or any ERISA Affiliate of the PBGC’s intent to terminate any Pension Plan or to have a trustee appointed to administer any Pension Plan, (iii) all notices received by any Loan Party or any ERISA Affiliate from a Multiemployer Plan sponsor concerning the imposition or amount of withdrawal liability pursuant to Section 4202 of ERISA, (iv) any notice of intent to terminate any Pension Plan under a distress termination within the meaning of Section 4041(c) of ERISA, and (v) a written notice signed by a Responsible Officer describing the occurrence of any Termination Event or of any material “prohibited transaction,” as described in Section 406 of ERISA or in Section 4975 of the Code, in connection with any Pension Plan or any trust created thereunder, and specifying what action Holdings, the Borrower or such other ERISA Affiliate is taking or proposes to take with respect thereto, and, when known, any action taken or proposed by the Internal Revenue Service, the Department of Labor or the PBGC with respect thereto;

(j) Environmental Notices. Promptly upon, and in any event no later than 10 days after (or such longer period as the Administrative Agent may agree in its sole discretion), the receipt thereof, or the acquisition of knowledge thereof, by any Loan Party, a copy of any form of request, claim, complaint, order, notice, summons or citation received from any Governmental Authority or any other Person, concerning (i) violations or alleged violations of Environmental Laws, which seeks to impose liability therefore in excess of $1,000,000 or which could otherwise reasonably be expected to cause a Material Adverse Change, (ii) any action or omission on the part of any of the Loan Parties or any of their former Restricted Subsidiaries in connection with Hazardous Materials which could reasonably result in the imposition of liability in excess of $1,000,000 or that could otherwise reasonably be expected to cause a Material Adverse Change or requiring that action be taken to respond to or clean up a Release of Hazardous Materials into the Environment and such action or clean-up could reasonably be expected to exceed $1,000,000 or could reasonably be expected to cause a Material Adverse Change, including without limitation any information request related to, or notice of, potential responsibility under CERCLA, or (iii) the filing of a Lien in connection with obligations arising under Environmental Laws upon, against or in connection with the Loan Parties, any of their respective Restricted Subsidiaries, or any of their respective former Restricted Subsidiaries, or any of their leased or owned Property, wherever located, the value of which Lien could reasonably be expected to exceed $1,000,000;

(k) Other Governmental Notices. Promptly and in any event within 10 days after receipt thereof by any Loan Party or Restricted Subsidiary thereof (or by such later date as the Administrative Agent may agree to in its sole discretion), a copy of any notice, summons, citation, or proceeding seeking to modify in any material respect, revoke, or suspend any material contract, license, permit or agreement with any Governmental Authority;

(l) Material Changes. Prompt written notice and in any event within 10 days of any condition or event of which any Loan Party or any Restricted Subsidiary thereof has knowledge, which condition or event has resulted or could reasonably be expected to result in a Material Adverse Change;

(m) Disputes, Etc. Prompt written notice of (i) any claims, legal or arbitration proceedings, proceedings before any Governmental Authority, or disputes pending, or to the knowledge of any Loan Party threatened in writing, or affecting any Loan Party or Restricted Subsidiary which, if adversely determined, could result in a liability to any Loan Party or Restricted Subsidiary in an amount in excess of $5,000,000 or that could otherwise result in a cost, expense or loss to the Loan Parties or any of their respective Restricted Subsidiaries in excess of $5,000,000, or any material labor controversy of which any Loan Party or Restricted Subsidiary has knowledge resulting in or reasonably considered to be likely to result in a strike against any Loan Party or Restricted Subsidiary thereof and (ii) any claim, judgment, Lien or other encumbrance (other than a Permitted Lien) affecting any Property of any Loan Party or Restricted Subsidiary thereof if the value of the claim, judgment, Lien, or other encumbrance affecting such Property shall exceed $5,000,000;

(n) Other Accounting Reports. Promptly upon receipt thereof, a copy of each other report or letter submitted to any Loan Party or Restricted Subsidiary thereof by independent accountants in connection with any annual, interim or special audit made by them of the books of any Loan Party or Restricted Subsidiary thereof, and a copy of any response by any Loan Party or Restricted Subsidiary, or the board of directors (or other applicable governing body) of any Loan Party or Restricted Subsidiary, to such letter or report;

(o) Notices Under Other Loan Agreements. Promptly after the furnishing thereof, copies of any material written statement, report or notice furnished to any lender, agent or trustee by any Loan Party or Restricted Subsidiary pursuant to the terms of any First Lien Loan Document or any other indenture, loan or credit or other similar agreement, with respect to Indebtedness in excess of $5,000,000 (other than this Agreement) and not otherwise required to be furnished to the Lenders pursuant to any other provision of this Section 5.06 [Reporting Requirements] or not otherwise publicly filed;

(p) Material Amendments, Etc. No later than five Business Days after the effectiveness thereof, copies of any material amendment, supplement, waiver or other modification in respect of any material First Lien Loan Document; provided that, the availability of the foregoing on the SEC’s EDGAR service (or successor thereto or similar service of any other national securities exchange) shall be deemed to satisfy the Loan Parties’ delivery obligations pursuant to this clause (p);

(q) USA Patriot Act. Promptly, following a request by any Lender, all documentation and other information that such Lender reasonably requests in order to comply with its ongoing obligations under applicable “know your customer” and anti-money laundering rules and regulations, including the Patriot Act;

(r) Responsible Officers. Promptly thereafter, but only to the extent Holdings is not otherwise required to disclose such information in a filing with the SEC, written notices to the Administrative Agent of the departure or employment of any chief executive officer, chief financial officers, treasurer, president or other executive officer of the Borrower or of Holdings;

(s) SEC and Other Filings; Reports to Shareholders. Promptly after the same become publicly available, copies of all periodic and other reports, proxy statements and other materials filed by Holdings or any Loan Party with the SEC, or with any national securities exchange, or distributed by such Loan Party to its shareholders generally, as the case may be; and

(t) Other Information. Such other information respecting the business or Properties, or the condition or operations, financial or otherwise, of any Loan Party or Restricted Subsidiary thereof, as the Administrative Agent may from time to time reasonably request.

Materials required to be delivered pursuant to Section 5.06(a)(i) [Annual Financials] or (b)(i) (to the extent any such materials are included in materials otherwise filed with the SEC) shall be deemed to have been delivered hereunder upon such filing with the SEC on the date of such filing; provided that, the Borrower shall deliver electronic copies of such materials to the Administrative Agent concurrently with the delivery of the applicable Annual Reporting Package and Quarterly Reporting Package with respect thereto. In any event, the Administrative Agent shall have no obligation to request the delivery or to maintain copies of the materials referred to above, and shall have no responsibility to monitor compliance by the Borrower with any such request for delivery, and each Lender shall be solely responsible for requesting delivery to it or maintaining its copies of such materials.

Section 5.07. Maintenance of Property. Each of Holdings and the Borrower shall, and shall cause each of their respective Restricted Subsidiaries to, maintain their owned, leased or operated material Property in good condition and repair, normal wear and tear excepted. Each of Holdings and the Borrower shall abstain, and cause each of their respective Restricted Subsidiaries to abstain from, knowingly or willfully permitting the commission of waste or other injury, destruction, or loss of natural resources, or the occurrence of pollution, contamination, or any other condition in, on or about the owned, leased or operated Property involving the Environment that could reasonably be expected to result in Response activities and that could reasonably be expected to cause a Material Adverse Change.

Section 5.08. Collateral Matters; Guaranties.

(a) Each existing Restricted Subsidiary, and each Restricted Subsidiary acquired, organized or otherwise created after the date hereof, that (i) guarantees any Indebtedness of the Borrower or any other Loan Party under any Credit Facility, (ii) is a Domestic Subsidiary and is obligated with respect to any Indebtedness under any Credit Facility or (iii) which is otherwise not an Immaterial Subsidiary, shall, subject to Section 5.08(d) [Collateral Matters; Guaranties], within 30 days after the date such Restricted Subsidiary guarantees any Indebtedness under any Credit Facility, becomes obligated with respect to Indebtedness under any Credit Facility or otherwise ceases to be an Immaterial Subsidiary, (1) become a Guarantor by executing a Guaranty or a supplement to an existing Guaranty and deliver the same to the Administrative Agent, (2) execute and deliver to the Collateral Agent such Security Instruments or amendments to Security Instruments as necessary to grant to the Collateral Agent, for the benefit of the Secured Parties, an Acceptable Security Interest in the Property (other than Excluded Property and real Property not constituting Oil and Gas Property) of such new Subsidiary, including the execution and delivery by all necessary third parties of any Account Control Agreements and Mortgages, the filing of UCC financing statements in such jurisdictions as may be required by the Security Agreement or by law, the filing of any Mortgages in appropriate filing offices and the making of any other filings required by law or as may be requested by the Collateral Agent, and if requested by the Collateral Agent, deliver to the Collateral Agent legal opinions (but excluding title opinions) relating to the matters described above, which opinions shall be in form and substance, and from counsel, reasonably satisfactory to the Collateral Agent.

(b) At all times the Borrower shall, and shall cause each other Loan Party, to maintain an Acceptable Security Interest sufficient to satisfy the Mortgage Requirement.

(c) With respect to any Oil and Gas Property or other Property acquired (including any interest acquired as the result of the formation of any pool or unit) after the Original Closing Date by any Loan Party as to which the Collateral Agent, for the benefit of the Secured Parties, does not have an Acceptable Security Interest (other than any real Property not constituting an Oil and Gas Property subject to Section 5.08(d) [Collateral Matters; Guaranties]), promptly, and in any event within 60 days, (i) execute and deliver to the Collateral Agent such Security Instruments or amendments to Security Instruments and take all actions, including without limitation, the filing of any financing statements or Mortgages, as the Collateral Agent deems necessary or advisable to grant to the Collateral Agent, for the benefit of the Secured Parties, an Acceptable Security Interest in such Property, and (ii) if such Property includes Oil and Gas Properties having any Proven Reserves, deliver to the Collateral Agent legal opinions (but excluding title opinions) relating to the matters described in clause (i) immediately preceding as the Collateral Agent may reasonably request, which opinions shall be in form and substance, and from counsel, reasonably satisfactory to the Collateral Agent; provided that unless a Property is acquired for a purchase price or other consideration in excess of $10,000,000, the Borrower shall not be required to take the actions specified in this Section 5.08(c) [Collateral Matters; Guaranties] prior to the end of the fiscal quarter in which the acquisition occurs, or if earlier, the date at which the cumulative amount of purchase price or other consideration for all Property acquired in such quarter equals or exceeds $10,000,000, at which time all Property theretofore acquired and not previously made subject to a Lien in favor of the Collateral Agent shall be made so subject.

(d) Notwithstanding anything to the contrary herein or in any Loan Document, (i) if any Security Instruments or Guaranties are required under this Section 5.08 [Collateral Matters; Guaranties] to be delivered to the Administrative Agent, the Collateral Agent or any Lenders and the Loan Parties are also required to provide analogous guaranties to the First Lien Agent or grant or perfect a Lien on the same Property under any First Lien Document that is the subject of such Security Instrument, and the First Lien Agent provides a longer period of time to the Loan Parties for the delivery of such analogous guaranty or analogous security instrument, then the Loan Parties shall have such extended period of time, not to exceed 90 days, to deliver the analogous Guaranties and Security Instruments hereunder and (ii) in no event shall (x) an Excluded Tax Subsidiary become a Guarantor or otherwise guarantee any Advance or other Obligation or (y) any Excluded Tax Collateral constitute Collateral or otherwise secure any Advance or other Obligation.

Section 5.09. Use of Proceeds. Each of Holdings and the Borrower shall, and cause each of their respective Restricted Subsidiaries to use the proceeds of the Advances (a) to pay the fees, costs and expenses incurred in connection with this Agreement, the Revolver Amendment and the other transactions contemplated hereby, and (b) to provide ongoing working capital and for other general corporate purposes of the Borrower and its Restricted Subsidiaries.

Section 5.10. Title Evidence and Opinions. Each of Holdings and the Borrower shall, and cause each of their respective Restricted Subsidiaries to from time to time upon the reasonable request of the Administrative Agent, take such actions and execute and deliver such documents and instruments as the Administrative Agent shall reasonably require to ensure that the Administrative Agent shall, at all times, have received satisfactory title evidence, which title evidence shall be in form and substance acceptable to the Administrative Agent in its reasonable discretion and shall include information regarding the before payout and after payout ownership interests held by the Loan Parties, for all wells located on the Oil and Gas Properties, covering at least 90% of the Present Value of the Proven Reserves of the Loan Parties evaluated in the most recently delivered Engineering Report as determined by the Administrative Agent.

Section 5.11. Further Assurances; Cure of Title Defects.

(a) Each of Holdings and the Borrower shall, and shall cause each Restricted Subsidiary to, cure promptly any defects in the creation and issuance of the Notes and the execution and delivery of the Security Instruments and this Agreement. Each Loan Party hereby authorizes the Administrative Agent to file any financing statements without the signature of the Borrower or such Guarantor, as applicable, to the extent permitted by applicable Legal Requirement in order to perfect or maintain the perfection of any security interest granted under any of the Loan Documents. Each of Holdings and the Borrower at its expense will, and will cause each of their respective Restricted Subsidiaries to, promptly execute and deliver to the Administrative Agent upon its reasonable request all such other documents, agreements and instruments to comply with or accomplish the covenants and agreements of the Loan Parties, as the case may be, in the Security Instruments and this Agreement, or to further evidence and more fully describe the collateral intended as security for the Obligations, or to correct any omissions in the Security Instruments, or to state more fully the security obligations set out herein or in any of the Security Instruments, or to perfect, protect or preserve any Liens created pursuant to any of the Security Instruments, or to make any recordings, to file any notices or obtain any consents, all as may be necessary or appropriate in connection therewith or to enable the Administrative Agent to exercise and enforce its rights and remedies with respect to any Collateral.

(b) Within 60 days after (i) a request by the Administrative Agent or the Majority Lenders to cure title defects or exceptions which are not Permitted Liens raised by such information with respect to the Oil and Gas Properties included in the Borrowing Base or (ii) a notice by the Administrative Agent that any Loan Party has failed to comply with Section 5.10 [Title Evidence and Opinions] above, Holdings and the Borrower shall cause such Loan Party to (i) cure such title defects or exceptions which are not Permitted Liens or substitute acceptable Oil and Gas Properties with no title defects or exceptions except for Permitted Liens covering Collateral of an equivalent value and (ii) deliver to the Administrative Agent satisfactory evidence of such cure or as to any substitute Oil and Gas Properties satisfactory title evidence (including supplemental or new title opinions meeting the foregoing requirements) in form and substance acceptable to the Administrative Agent in its reasonable business judgment as to the Loan Parties’ ownership of such Oil and Gas Properties and the Administrative Agent’s Liens and security interests therein as are required to maintain compliance with Section 5.10 [Title Evidence and Opinions].

(c) Holdings shall cause 100% of the Equity Interests in the Borrower to at all times constitute Collateral and be subject to an Acceptable Security Interest in favor of the Secured Parties and shall cause each Subsidiary directly owning such Equity Interests to be a Guarantor.

(d) Promptly after any breach by any of Holdings or General Partner of the covenant in Section 6.19 [Passive Holding Company], then Holdings shall (if Holdings is the breaching Person), or shall cause General Partner (if General Partner is the breaching Person) to, become a Guarantor.

Section 5.12. Operation and Maintenance of Oil and Gas Properties.

(a) Further Assurances Related to Mortgages. Each of Holdings and the Borrower covenants, and cause each of their respective Restricted Subsidiaries to covenant that each Loan Party shall execute and deliver such other and further instruments, and shall do such other and further acts as in the reasonable opinion of the Administrative Agent may be necessary or desirable to carry out more effectively the purposes of the Mortgages, including without limiting the generality of the foregoing, (i) prompt correction of any defect in the execution or acknowledgment of such Mortgage, any written instrument comprising part or all of the Obligations, or any other document used in connection herewith; (ii) prompt correction of any defect (other than Permitted Liens) which may hereafter be discovered in the title to the Collateral in accordance with Section 5.11 [Further Assurances; Cure of Title Defects] herein; (iii) subject to the provisions of each Mortgage, prompt execution and delivery of all division or transfer orders or other instruments, which in the Administrative Agent’s opinion are required to transfer to Collateral, for its benefit and the ratable benefit of the other Secured Parties, the assigned proceeds from the sale of Hydrocarbons from the Oil and Gas Properties; and (iv) other than as permitted hereunder, prompt payment when due and owing of all Taxes, assessments and governmental charges imposed on such Mortgage or upon the interest of the Administrative Agent.

(b) Preservation of Liens. Other than as permitted hereunder, each of Holdings and the Borrower covenants, and cause each of their respective Restricted Subsidiaries to covenant that each Loan Party shall maintain and preserve the Lien and security interest created under each Mortgage to which such Loan Party is a party as an Acceptable Security Interest.

(c) Insurance. To the extent that insurance is carried by a third-party operator on behalf of any Loan Party, upon reasonable request by Administrative Agent, the each of Holdings and the Borrower shall, and shall cause each Restricted Subsidiary to use its reasonable efforts to obtain and provide the Administrative Agent with copies of certificates of insurance showing such Loan Party as a named insured. Each such Loan Party hereby assigns to the Administrative Agent for its benefit and the benefit of the other Secured Parties any and all monies that may become payable under any such policies of insurance by reason of damage, loss or destruction of any of the Collateral.

(d) Leases; Development and Maintenance. Each of Holdings and the Borrower shall, and shall cause their respective Restricted Subsidiaries to, (a) pay and discharge promptly, or make reasonable and customary efforts to cause to be paid and discharged promptly, all rentals, delay rentals, royalties, overriding royalties, payments out of production and other indebtedness or obligations accruing under, and perform or make reasonable and customary efforts to cause to be performed each and every act, matter or thing required by each and all of, the oil and gas leases and all other agreements and contracts constituting or affecting the Oil and Gas Properties of the Loan Parties except to the extent the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Change, (b) do all other things reasonably necessary to keep unimpaired its rights thereunder and prevent any forfeiture thereof or default thereunder, and operate or cause to be operated such Properties as a prudent operator would in accordance with industry standard practices and in compliance with all applicable proration and conservation Legal Requirements and any other Legal Requirements of every Governmental Authority, whether state, federal, municipal or other jurisdiction, from time to time constituted to regulate the development and operations of oil and gas properties and the production and sale of oil, gas and other Hydrocarbons therefrom, except to the extent the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Change, and (c) maintain in all material respects (or make reasonable and customary efforts to cause to be maintained in all material respects) the Leases, wells, units and acreage to which the Oil and Gas Properties of the Loan Parties pertain in a prudent manner consistent with industry standard practices.

Section 5.13. Anti-Corruption Laws; Sanctions. Each of Holdings and the Borrower shall, and will cause each Restricted Subsidiary to maintain in effect and enforce policies and procedures designed to ensure compliance by each Loan Party and its respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions.

Section 5.14. Environmental Matters. Each of Holdings and the Borrower shall, and shall cause each Restricted Subsidiary to, establish and implement commercially reasonable measures as may be reasonably necessary to assure that, except as could not reasonably be expected to have a Material Adverse Change: (a) all Property of Holdings, the Borrower and the Restricted Subsidiaries and the operations conducted thereon and other activities of Holdings, the Borrower and the Restricted Subsidiaries are in compliance with and do not violate the requirements of any Environmental Laws, (b) all oil, oil and gas production or exploration wastes, Hazardous Materials or solid wastes generated in connection with their operations are disposed of or otherwise handled in compliance with Environmental Laws, (c) no Hazardous Materials will be Released on, at or from any of their owned or leased Property, other than permitted Releases and Releases in a quantity which does not require reporting pursuant to Section 103 of CERCLA, and (d) no oil, oil and gas exploration and production wastes or Hazardous Materials or solid wastes are Released on, at or from any such Property so as to pose an imminent and substantial endangerment to public health, safety or welfare or the Environment.

Section 5.15. ERISA Compliance. With respect to each Pension Plan, Holdings or the Borrower shall, and shall cause each other ERISA Affiliate to, (a) satisfy in full and in a timely manner, without incurring any material late payment or underpayment charge or penalty and without giving rise to any Lien, all of the contribution and funding requirements of Section 412 of the Code (determined without regard to subsections (d), (e), (f) and (k) thereof) and of Section 302 of ERISA (determined without regard to sections 303, 304 and 306 of ERISA), and (b) pay, or cause to be paid, to the PBGC in a timely manner, without incurring any material late payment or underpayment charge or penalty, all premiums required pursuant to sections 4006 and 4007 of ERISA.

Section 5.16. Designation of Restricted and Unrestricted Subsidiaries.

(a) The Borrower may designate any of its Restricted Subsidiaries to be an Unrestricted Subsidiary if:

(i) the Borrower could make the Investment which is deemed to occur upon such designation in accordance with Section 6.06 [Investments] equal to the appropriate fair market value of all outstanding Investments owned by Holdings, the Borrower and the Restricted Subsidiaries in such Subsidiary at the time of such designation;

(ii) such Restricted Subsidiary meets the definition of an “Unrestricted Subsidiary”;

(iii) the designation would not constitute or cause (with or without the passage of time) a Default or Event of Default or no Default or Event of Default would be in existence following such designation; and

(iv) the Borrower delivers to the Collateral Agent a certified copy of a resolution of the Board of Directors of the Borrower giving effect to such designation and a certificate of a Responsible Officer certifying that such designation complied with the preceding conditions and was permitted by Section 6.06 [Investments].

If a Restricted Subsidiary is designated as an Unrestricted Subsidiary, the aggregate fair market value of all outstanding Investments owned by the Borrower and its Restricted Subsidiaries in the Subsidiary designated as an Unrestricted Subsidiary will be deemed to be an Investment made as of the time of the designation and will reduce the amount available for Investments under Section 6.06 [Investments], as determined by the Borrower.

If, at any time, any Unrestricted Subsidiary designated as such would fail to meet the preceding requirements as an Unrestricted Subsidiary or any other Unrestricted Subsidiary would fail to meet the definition of an “Unrestricted Subsidiary,” then such Subsidiary will thereafter cease to be an Unrestricted Subsidiary for purposes of this Agreement and any Indebtedness of such Subsidiary will be deemed to be incurred by a Restricted Subsidiary as of such date and, if such Indebtedness is not permitted to be incurred as of such date under Section 6.02 [Indebtedness, Guarantees, and Other Obligations], the Borrower or the applicable Restricted Subsidiary will be in default of such covenant.

(b) The Borrower may designate any Unrestricted Subsidiary to be a Restricted Subsidiary if:

(i) the Borrower and the Restricted Subsidiaries could incur the Indebtedness which is deemed to be incurred upon such designation under Section 6.02 [Indebtedness, Guarantees, and Other Obligations], equal to the total Indebtedness of such Subsidiary calculated on a Pro Forma Basis as if such designation had occurred on the first day of the four-quarter reference period;

(ii) the designation would not constitute or cause a Default or Event of Default; and

(iii) the Borrower delivers to the Collateral Agent a certified copy of a resolution of the Board of Directors of Holdings giving effect to such designation and a certificate of a Responsible Officer certifying that such designation complied with the preceding conditions, including the incurrence of Indebtedness under Section 6.02 [Indebtedness, Guarantees, and Other Obligations].

Section 5.17. Hedging Obligations. In the event that either (x) the aggregate amount of Capital Expenditures incurred by the Loan Parties and their respective Restricted Subsidiaries during any period of four consecutive fiscal quarters ending after the First Amendment Effective Date exceeds $120,000,000 or (y) the First Lien Debt Measurement Trigger occurs, in each case as shown in the applicable Quarterly Reporting Package (each, a “Hedging Obligation Event”), Holdings or the Borrower shall, or shall cause any applicable Restricted Subsidiary to, enter into or maintain commodity Hedge Contracts such that, when aggregated with other commodity Hedge Contracts then in effect, the following minimum notional volumes are hedged (as defined below) no later than 45 days from the due date of the applicable Quarterly Reporting Package: (A) at least 70% of the reasonably projected production of crude oil, gas and natural gas liquids and condensate calculated on a combined basis and on a barrel of oil equivalent basis, attributable to the PDP Reserves evaluated in the most recently delivered Engineering Report (the “Forecasted Production”) for the first four fiscal quarters after the date of the occurrence of the Hedging Obligation Event, (B) at least 50% of the Forecasted Production for fiscal quarters five through eight after the date of the occurrence of the Hedging Obligation Event and at least (C) 30% of the Forecasted Production for fiscal quarters nine through twelve after the date of the occurrence of the Hedging Obligation Event. For purposes hereof, the term “hedged” as used in this Section 5.17 shall mean that the applicable Hedge Contracts have the aggregate effect of materially reducing or eliminating the risk of negative fluctuations in the price of the relevant Forecasted Production.

Section 5.18. Amortization Payments. To the extent not obtained on or prior to the First Amendment Effective Date, the Borrower shall use reasonable, good faith efforts to obtain, within 60 days after the First Amendment Effective Date, the requisite consents under the First Lien Credit Agreement and the Intercreditor Agreement to allow the Amortization Payments under commercially reasonable terms and conditions that are customary for first lien credit facilities of the type evidenced by the First Lien Credit Agreement, and without obligating the Borrower to pay consent fees or to amend covenants in the First Lien Credit Agreement in a manner adverse to the Borrower. The parties acknowledge and agree that whether or not such consents are obtained is not within the Borrower’s control and the failure to obtain such consents using such reasonable and good faith efforts within such 60 day period shall not constitute a Default or Event of Default.

ARTICLE VI

NEGATIVE COVENANTS

So long as any Obligations (other than contingent indemnity obligations for which no claim has been made) under any Loan Document shall remain unpaid, each Loan Party agrees, unless the Majority Lenders otherwise consent in writing, to comply with the following covenants.

Section 6.01. Liens, Etc. Holdings and the Borrower shall not create, assume, incur, or suffer to exist, and shall not permit any of their respective Restricted Subsidiaries to create, assume, incur, or suffer to exist, any Lien on or in respect of any of its Property (including any right to receive income) whether now owned or hereafter acquired, except that each Loan Party and Restricted Subsidiary may create, incur, assume, or suffer to exist:

(a) Liens granted pursuant to the Security Instruments and securing the Obligations;

(b) Liens on equipment, fixtures and other personal Property securing Indebtedness permitted under Section 6.02(c) [Indebtedness, Guarantees, and Other Obligations]; provided that (i) such Liens shall be created substantially simultaneously with the acquisition, repair, improvement or lease, as applicable, of the related Property, (ii) such Liens do not at any time encumber any property other than the Property financed by such Indebtedness, (iii) the amount of Indebtedness secured thereby is not increased and (iv) the principal amount of Indebtedness secured by any such Lien shall at no time exceed 100% of the original price for the purchase, repair improvement or lease amount (as applicable) of such Property at the time of purchase, repair, improvement or lease (as applicable) together with any financing for interest thereon;

(c) Liens for Taxes, assessments and other governmental charges or levies (excluding any Lien imposed pursuant to any of the provisions of ERISA or Environmental Laws) (i) not yet due or as to which the period of grace (not to exceed 90 days), if any, related thereto has not expired or (ii) which are being contested in good faith and by appropriate proceedings if adequate reserves are maintained to the extent required by GAAP;

(d) the claims of materialmen, mechanics, carriers, warehousemen, processors, repairmen, suppliers, workers, or landlords for labor, materials, supplies, rentals or other like claims incurred in the ordinary course of business, which (i) are not overdue for a period of more than the longer of 90 days or the grace period therefor, or if overdue for more than such period, no action has been taken to enforce such Liens, (ii) to the extent overdue, such Liens are being contested in good faith and by appropriate proceedings if adequate reserves are maintained to the extent required by GAAP or (iii) do not, individually or in the aggregate, materially impair the use thereof in the operation of the business of Holdings or any of its Restricted Subsidiaries;

(e) royalties, overriding royalties, net profits interests, production payments, reversionary interests, calls on production, preferential purchase rights and other burdens on or deductions from the proceeds of production, that do not secure Indebtedness and that are taken into account in computing the net revenue interests and working interests of the Borrower or any of its Restricted Subsidiaries warranted in the Security Instruments or in this Agreement;

(f) deposits or pledges of cash or cash equivalents made in the ordinary course of business in connection with, or to secure payment of, obligations under workers’ compensation, unemployment insurance and other types of social security or similar legislation, old age pension or public liability obligations, statutory obligations, regulatory obligations, surety and appeal bonds (other than bonds related to judgments or litigation), government contracts, performance and return of money bonds, and bids and other obligations of a like nature incurred in the ordinary course of business, in each case, so long as no foreclosure sale or similar proceeding has been commenced with respect to any portion of the Collateral on account thereof;

(g) Liens arising under operating agreements, unitization and pooling agreements and orders, farmout agreements, gas balancing or deferred production agreements, joint venture agreements, oil and gas partnership agreements, oil and gas leases, division orders, contracts for the sale, transportation or exchange of oil and natural gas, area and mutual interest agreements, marketing agreements, processing agreements, net profit agreements, development agreements, injection, repressuring and recycling agreements, salt water or other disposal agreements, seismic or other geophysical permits or agreements, and other agreements, in each case, (i) that are customary in the oil, gas and mineral production business, and (ii) that are entered into by the Borrower or any Restricted Subsidiary in the ordinary course of business; provided that, in any event, (w) if such Liens could have the effect of reducing net revenue interests or increasing working interests of the Borrower without a corresponding increase in the net revenue interest in such Oil and Gas Property or any of its Restricted Subsidiaries from such values set forth in the most recently delivered Engineering Report, then the Borrower shall have provided to the Administrative Agent written notice of such Liens within 30 days of the incurrence of such Liens accompanied by a Responsible Officer’s certification and calculation of the adjusted net revenue interests and working interests after taking into account such Liens, (x) such Liens secure amounts that are not overdue or are being diligently contested in good faith by appropriate proceedings, if such reserve as may be required by GAAP shall have been made therefor, (y) such Liens are limited to the assets that are the subject of such agreements, and (z) such Liens shall not be in favor of any Person that is an Affiliate of a Loan Party (other than any other Loan Party);

(h) easements, servitudes, permits, conditions, covenants, exceptions, rights-of-way, zoning restrictions, and other similar encumbrances, and minor defects in the chain of title that are customarily accepted in the oil and gas financing industry, none of which interfere with the ordinary conduct of the business of the Borrower or any Restricted Subsidiary or materially detract from the value or use of the Property to which they apply;

(i) Liens arising from the filing of precautionary UCC financing statements relating solely to personal property leased pursuant to Operating Leases entered into in the ordinary course of business of the Borrower and its Restricted Subsidiaries;

(j) (i) Liens of a collecting bank arising in the ordinary course of business under Section 4- 210 of the Uniform Commercial Code in effect in the relevant jurisdiction and (ii) Liens of any depositary bank in connection with statutory, common law and contractual rights of set-off and recoupment with respect to any Deposit Account of the Borrower or any Restricted Subsidiary thereof;

(k) any interest or title of a licensor, sublicensor, lessor or sublessor with respect to any assets under any license or lease agreement entered into in the ordinary course of business which do not (i) interfere in any material respect with the business of the Borrower or its Restricted Subsidiaries or materially detract from the value of the relevant assets of the Borrower or its Restricted Subsidiaries or (ii) secure any Indebtedness;

(l) Liens securing judgments for the payment of money not constituting an Event of Default;

(m) Liens on cash earnest money deposited pursuant to the terms of an agreement to acquire assets used in, or Persons engaged in, the oil and gas business, as permitted by this Agreement;

(n) licenses of intellectual property, none of which, in the aggregate, interfere in any material respect with the business of the Borrower or its Restricted Subsidiaries or materially detract from the value of the relevant assets of the Borrower or its Restricted Subsidiaries;

(o) Liens on cash or cash equivalents in favor of any commercial bank to secure any and all obligations of any Loan Party, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor) in connection with (i) commercial credit cards, (ii) stored value cards and (iii) any other Treasury Management Arrangement (including, without limitation, controlled disbursement, purchase card arrangements, automated clearinghouse transactions, return items, overdrafts and interstate depository network services);

(p) Liens securing First Lien Debt to the extent not prohibited by the Intercreditor Agreement;

(q) Liens under the First Lien Loan Documents securing obligations under Hedge Contracts entered into in compliance with Section 6.15 [Hedging Limitations];

(r) Liens on Equity Interests in Unrestricted Subsidiaries and joint ventures that are not Restricted Subsidiaries, and rights directly related to such Equity Interests;

(s) Liens securing Obligations under any intercompany Indebtedness arrangements entered into in compliance with this Agreement; and

(t) (i) Liens not otherwise permitted under the preceding provisions of this Section 6.01 [Liens, Etc] encumbering Oil and Gas Properties and securing obligations in the aggregate outstanding principal amount not to exceed $1,000,000, and (ii) Liens not otherwise permitted under the preceding provisions of this Section 6.01 [Liens, Etc] encumbering Properties (other than Oil and Gas Properties) and securing obligations in the aggregate outstanding principal amount not to exceed $10,000,000; provided that, in each case, such Liens are not incurred in connection with any Indebtedness.

Section 6.02. Indebtedness, Guarantees, and Other Obligations. Holdings and the Borrower shall not, and shall not permit any of their respective Restricted Subsidiaries to, create, assume, suffer to exist, or in any manner become or be liable in respect of, any Indebtedness except:

(a) the Obligations;

(b) Indebtedness (including any Treasury Management Arrangements secured by the Collateral securing such Credit Facility) incurred by any Loan Party pursuant to the First Lien Credit Agreement; provided that immediately after giving effect to such incurrence (and the application of proceeds therefrom) the aggregate outstanding principal amount of all such Indebtedness (excluding the amount of any Treasury Management Arrangements) incurred under this clause (b) and then outstanding (with outstanding letters of credit being deemed to have a principal amount equal to the stated amount thereof) does not exceed 65% of the Present Value of the Loan Parties’ PDP Reserves as of such date of determination;

(c) Capital Lease Obligations and Indebtedness incurred in connection with purchase money indebtedness in an aggregate outstanding principal amount not to exceed $10,000,000;

(d) Indebtedness under performance bonds, surety bonds, release, appeal and similar bonds, statutory obligations or with respect to workers’ compensation claims, in each case incurred in the ordinary course of business, and reimbursement obligations in respect of any of the foregoing;

(e) unsecured Indebtedness of any Loan Party owing to any other Loan Party; provided that such Indebtedness is subordinated in all respects to the Obligations on terms set forth in the Guaranty;

(f) Indebtedness arising from the honoring by a bank or other financial institution of a check, draft or other similar instrument drawn against insufficient funds in the ordinary course of business;

(g) Indebtedness under Hedge Contracts entered into in compliance with Section 6.15 [Hedging Limitations];

(h) endorsements of negotiable instruments for collection in the ordinary course of business;

(i) Indebtedness incurred in the ordinary course of business in connection with cash pooling arrangements, cash management, including any Treasury Management Arrangement and other similar arrangements consisting of netting arrangements and overdraft protections incurred in the ordinary course of business and not in excess of $500,000 in the aggregate at any time outstanding;

(j) [reserved];

(k) unsecured Indebtedness not otherwise permitted under the preceding provisions of this Section 6.02 [Indebtedness, Guarantees, and Other Obligations]; provided that, the aggregate principal amount of such unsecured Indebtedness shall not exceed $10,000,000 at any time outstanding;

(l) [reserved]; and

(m) any Guarantee by any Loan Party of any Indebtedness of any other Loan Party so long as such underlying Indebtedness is otherwise permitted by this Section 6.02 [Indebtedness, Guarantees, and Other Obligations] and the terms of such Guarantee would otherwise be permitted by this Section 6.02 [Indebtedness, Guarantees, and Other Obligations] if such Guarantee were the primary obligation.

Section 6.03. Agreements Restricting Liens and Distributions. Holdings and the Borrower shall not, and shall not permit any of their respective Restricted Subsidiaries to, create, incur, assume or permit to exist any contract, agreement or understanding which in any way prohibits or restricts the granting, conveying, creation or imposition of any Lien on any of its Property, whether now owned or hereafter acquired, to secure the Obligations or restricts any Loan Party from paying dividends to any other Loan Party, or which requires the consent of or notice to other Persons in connection therewith; provided, that the foregoing shall not apply to: (a) restrictions in this Agreement, any other Loan Document or in any First Lien Loan Document, (b) customary restrictions imposed on the granting, conveying, creation or imposition of any Lien on any Property of the Borrower or its Restricted Subsidiaries imposed by any contract, agreement or understanding related to the Liens permitted under clause (b) and clause (r) of Section 6.01 [Liens, Etc] so long as such restriction only applies to the Property permitted under such clauses to be encumbered by such Liens, (c) customary restrictions and conditions with respect to the sale or disposition of Property or Equity Interests permitted hereunder pending the consummation of such sale or disposition, (d) customary restrictions imposed on the granting, conveying, creation or imposition of any Lien found in any lease, license or similar contract as they affect any Property or Lien subject to such lease, license or contract, (e) customary prohibitions on assignment of rights contained in software license agreements, (f) customary provisions restricting subletting or assignment of any lease governing a leasehold interest (other than any Oil and Gas Property) of any Loan Party and (g) prohibitions or restrictions in joint venture agreements or agreements entered into in connection with joint ventures with respect to the transfer of, or the making of dividends or distributions with respect to, Equity Interests in any joint venture, or with respect to the transfer of or other encumbrance with respect to Property that is the subject of any joint venture or agreements entered into in connection therewith.

Section 6.04. Merger or Consolidation; Asset Sales. Holdings and the Borrower shall not, and shall not permit any of their respective Restricted Subsidiaries to:

(a) dissolve; provided that (i) any Subsidiary Guarantor may dissolve as long as the assets thereof are transferred to or become the Property of the Borrower or another Subsidiary Guarantor and (ii) any Restricted Subsidiary of the Borrower that is not a Guarantor may dissolve as long as the assets thereof are transferred to or become the Property of the Borrower or any other Restricted Subsidiary of the Borrower;

(b) merge or consolidate with or into any other Person; provided that (i) the Borrower may merge with or may be consolidated into any Subsidiary Guarantor if the Borrower is the surviving entity, (ii) any Subsidiary Guarantor may merge with or may be consolidated into any other Subsidiary Guarantor, (iii) any Restricted Subsidiary of the Borrower that is not a Guarantor may merge with or may be consolidated into the Borrower or any other Restricted Subsidiary of the Borrower and (iv) any Restricted Subsidiary of the Borrower may merge or may be consolidated with any other Person as part of a Disposition permitted by Section 6.04(c) [Merger or Consolidation; Asset Sales]; or

(c) Dispose of any of its Property (including, without limitation, any working interest, overriding royalty interest, production payments, net profits interest, royalty interest, or mineral fee interest), other than:

(i) the sale of Hydrocarbons or liquidation of Liquid Investments in the ordinary course of business;

(ii) the Disposition of equipment that is (A) obsolete or worn out and Disposed of in the ordinary course of business, (B) no longer necessary for the business of such Person or (C) contemporaneously replaced by equipment of at least comparable value and use;

(iii) the Disposition of Property between or among Loan Parties or between or among Restricted Subsidiaries that are not Loan Parties;

(iv) the Disposition of Oil and Gas Properties for which there are no attributable Proven Reserves so long as either (A) (1) such Oil and Gas Property is not otherwise required pursuant to the terms of this Agreement to be Collateral, (2) the Borrower complies with Section 2.04(b)(i) [Mandatory Offers to Prepay Loans] in respect of any Net Cash Proceeds from such Disposition and (3) the fair market value of all Oil and Gas Properties Disposed of pursuant to this Section 6.04(c)(iv)(A) since the First Amendment Effective Date, when combined with the fair market value of all assets Disposed of pursuant to Section 6.04(c)(viii) since the First Amendment Effective Date, does not exceed $100,000,000 in the aggregate or (B) such Disposition is a Permitted Asset Swap; provided that, the Oil and Gas Properties permitted to be Disposed of under this clause (B) shall not exceed 500 acres in the aggregate between scheduled Borrowing Base redeterminations;

(v) Casualty Events, Dispositions constituting Restricted Payments permitted under Section 6.05 [Restricted Payments] and Dispositions constituting Investments permitted under Section 6.06 [Investments];

(vi) licenses of intellectual property, none of which, in the aggregate, materially impair the operation of the business of any Loan Party;

(vii) the abandonment of intellectual property that is no longer material to the operation of the business of any Loan Party;

(viii) so long as no Event of Default has occurred and is continuing or would be caused thereby, the Disposition of Oil and Gas Properties (and the Disposition of Equity Interests in any Restricted Subsidiary that owns such Oil and Gas Properties) and the occurrence of any Hedge Event, so long as:

(A) as to any such Disposition, (1) the cash or cash equivalents received as consideration therefor must be at least equal to 75% of the total consideration received in respect thereof, (2) the consideration received in respect of such Disposition is equal to or greater than the fair market value of such Oil and Gas Properties, interest therein or Restricted Subsidiary subject of such Disposition (as reasonably determined by the chief financial officer or equivalent officer of the Borrower for Dispositions for consideration of less than $20,000,000 and as reasonably determined by the Board of Directors of the Borrower for all other Dispositions and, if requested by the Administrative Agent, the Borrower shall deliver a certificate of a Responsible Officer of the Borrower certifying to that effect), and (3) if any such Disposition is of a Restricted Subsidiary owning Oil and Gas Properties, such Disposition includes all the Equity Interests of such Restricted Subsidiary;

(B) to the extent applicable, the Borrower shall have made (or caused to be made) all mandatory prepayments required under the First Lien Credit Agreement in connection therewith;

(C) the Borrower shall have complied with the requirements of Section 2.04(b) [Mandatory Offers to Prepay Loans] of this Agreement; and

(D) the fair market value of all Oil and Gas Properties Disposed of pursuant to this Section 6.04(c)(viii) since the First Amendment Effective Date, when combined with the fair market value of all assets Disposed of pursuant to Section 6.04(c)(iv)(A) since the First Amendment Effective Date, does not exceed $100,000,000 in the aggregate.

Section 6.05. Restricted Payments. Holdings and the Borrower shall not, and shall not permit any of their respective Restricted Subsidiaries to, make any Restricted Payments other than:

(a) Permitted Tax Distributions so long as no Event of Default under Section 7.01(a) [Payment], Section 7.01(c) [Covenant Breaches] (on account of a breach of Section 6.04 [Merger or Consolidation; Asset Sales]) or Section 7.01(e) [Insolvency] has occurred and is continuing;

(b) Restricted Payments to any other Loan Party subject to any subordination terms thereof that may apply;

(c) Holdings may, so long as no Event of Default has occurred and is continuing, purchase the Equity Interests of Holdings owned by future, present or former officers, directors, employees or consultants of any Loan Party or make payments to employees of any Loan Party upon termination of employment in connection with the exercise of stock options, stock appreciation rights or similar equity incentives or equity-based incentives pursuant to management incentive plans or other similar agreements or in connection with the death or disability of such employees, in an aggregate amount not to exceed $5 million in any calendar year (with unused amounts in any calendar year being carried over to succeeding calendar years subject to a maximum of $7.5 million in any calendar year); provided, that the cancellation of Indebtedness owed to Holdings, the Borrower or any Restricted Subsidiary by any future, present or former member of management, director, employee or consultant of Holdings, the Borrower or Restricted Subsidiaries, and borrowed to finance such person’s non-cash purchase of the Equity Interests of Holdings, which cancellation serves as consideration for the repurchase from any such person of such Equity Interests, will not be deemed to constitute a Restricted Payment for purposes of this Section 6.05 [Restricted Payments] or any other provision of this Agreement;

(d) repurchases of Equity Interests in any Loan Party deemed to occur upon exercise of stock options or warrants or similar rights if such Equity Interests represents a portion of the exercise price of such options or warrants or similar rights shall be permitted (as long as the Loan Parties make no payment in connection therewith that is not otherwise permitted hereunder);

(e) any purchase, repurchase, redemption, defeasance or other acquisition or retirement of Equity Interests made by exchange (including any such exchange pursuant to the exercise of a conversion right or privilege in connection with which cash is paid in lieu of the issuance of fractional shares) for, or out of the proceeds of the substantially concurrent sale of, Equity Interests of Holdings or a substantially concurrent contribution to the equity of Holdings, in each case, occurring after the date of this Agreement;

(f) so long as no Event of Default has occurred and is continuing or would be caused thereby, Restricted Payments in an aggregate amount not to exceed the excess of (i) $18,500,000 less (ii) the aggregate amount of any Investments made in accordance with Section 6.06(j) [Investments]; and

(g) Permitted Payments to Parent Entities.

Section 6.06. Investments. Holdings and the Borrower shall not, and shall not permit any of their respective Restricted Subsidiaries to, make or permit to exist any Investments or purchase or commit to purchase any Equity Interests or other securities or evidences of indebtedness of or interests in any Person or any Oil and Gas Properties or activities related to Oil and Gas Properties, except:

(a) Liquid Investments;

(b) trade and customer accounts receivable arising in the ordinary course of business;

(c) Investments (i) in any Loan Party, (ii) in any Person which concurrently with such Investment becomes a Loan Party, (iii) by Holdings in General Partner and (iv) by any Restricted Subsidiary of the Borrower that is not a Guarantor in the Borrower or any other Restricted Subsidiary of the Borrower;

(d) Investments received in connection with the bankruptcy or reorganization of, or settlement of delinquent accounts and disputes with, customers and suppliers, in each case in the ordinary course of business; provided that, the aggregate amount of such Investment shall not exceed $1,000,000;

(e) Investments consisting of any deferred portion of the sales price received by the Borrower or any Restricted Subsidiary or any other Investment received as consideration in connection with any sale of assets permitted hereunder;

(f) Investments in direct ownership interests in additional Oil and Gas Properties and gas gathering systems related thereto or related to farm-out, farm-in, joint operating, joint ventures (other than Investments in any joint venture involving a transfer or contribution of PDP Reserves of the Loan Parties or any Restricted Subsidiaries to such joint venture) or area of mutual interest agreements, gathering systems, pipelines or other similar arrangements which are usual and customary in the oil and gas exploration and production business located within the geographic boundaries of the United States of America (but not the offshore federal waters of the United States); provided, however, that during any period of four consecutive fiscal quarters, the aggregate amount of all such Investments made during any Asset Coverage Trigger Periods occurring during such period shall not exceed $10,000,000; and provided, further, that to the extent the amount of any such Investment, when combined with the aggregate amount of all other Investments made in reliance on this Section 6.06(f) during the then-current fiscal quarter and the immediately preceding three consecutive fiscal quarters, exceeds $10,000,000, the Pro Forma Asset Coverage Ratio shall be at least 1.25 to 1.00, calculated as of the date the definitive documentation in respect of such Investment is entered into on a pro forma basis for any dispositions and acquisitions since the last day of the immediately preceding fiscal quarter (and including any PDP Reserves to be acquired pursuant to such Investment) and Secured Debt on such date of determination;

(g) Hedge Contracts to the extent permitted under Section 6.15 [Hedging Limitations];

(h) Permitted Acquisitions; provided, however, that during any period of four consecutive fiscal quarters, the aggregate amount of all Permitted Acquisitions (other than the RCR Transactions) made during any Asset Coverage Trigger Periods occurring during such period shall not exceed $10,000,000; and provided, further, that to the extent the amount of any such Permitted Acquisition (other than the RCR Transactions), when combined with the aggregate amount of all other Permitted Acquisitions made in reliance on this Section 6.06(h) during the then-current fiscal quarter and the immediately preceding three consecutive fiscal quarters, exceeds $10,000,000, the Pro Forma Asset Coverage Ratio shall be at least 1.25 to 1.00, calculated as of the date the definitive documentation in respect of such Permitted Acquisition is entered into on a pro forma basis for any dispositions and acquisitions since the last day of the immediately preceding fiscal quarter (and including any to be acquired PDP Reserves pursuant to such Permitted Acquisition and the RCR Transactions) and Secured Debt on such date of determination;

(i) Investments made prior to the Original Closing Date and listed on Schedule 6.06;

(j) Investments not otherwise permitted under this Section 6.06 [Investments] so long as (i) the aggregate amount of the Investments permitted under this clause (j) shall not exceed the excess of (y) $18,500,000 less (z) the aggregate amount of any Restricted Payments made in accordance with Section 6.05(f) [Restricted Payments] and (ii) no such Investment is used for a Permitted Acquisition;

(k) Investments in an amount not to exceed the net cash proceeds received from a substantially concurrent Equity Issuance (with substantially concurrent being within 180 days from the date of such Equity Issuance or, if such Investment is consummated before such Equity Issuance, within 180 days of the consummation of such Investment); for the avoidance of doubt, it is understood that the Investments permitted under this clause (k) shall not affect the Borrower’s ability to make Investments otherwise permitted under any of clauses (a) through (j) above and (l) below; and

(l) Investments received in consideration of Dispositions of Property permitted under Section 6.04 [Merger or Consolidation; Asset Sales].

Section 6.07. Acquisitions. Holdings and the Borrower shall not, and shall not permit any of their respective Restricted Subsidiaries to, make any Acquisition in a single transaction or related series of transactions other than a Permitted Acquisition.

Section 6.08. Affiliate Transactions. Holdings and the Borrower shall not, and shall not permit any of their respective Restricted Subsidiaries to, directly or indirectly, enter into or permit to exist any transaction or series of transactions (including, but not limited to, the purchase, sale, lease or exchange of Property, the making of any Investment, the giving of any guaranty, the assumption of any obligation or the rendering of any service) with any of their Affiliates (each, an “Affiliate Transaction”), unless the Affiliate Transaction is on terms that are no less favorable (taken as a whole) to Holdings, the Borrower or the relevant Restricted Subsidiary than those that could have been obtained in a comparable arm’s length transaction with a Person that is not such an Affiliate or, if in the good faith judgment of the Board of Directors of Holdings, no comparable transaction is available with which to compare such Affiliate Transaction, (x) and such Affiliate Transaction involves aggregate payments or consideration not in excess of $50,000,000, such Affiliate Transaction is otherwise fair to the Borrower or the relevant Restricted Subsidiary from a financial point of view (as determined by the Board of Directors of Holdings in its good faith judgment) and (y) if such Affiliate Transaction involves aggregate payments of consideration exceeding $50,000,000, the Borrower shall have provided to the Administrative Agent a letter from an independent accounting, appraisal or investment banking firm of national standing stating that such transaction is fair to the Borrower or such Restricted Subsidiary from a financial point of view or meets the arm’s length test above; provided, however, the foregoing provisions of this Section 6.08 [Affiliate Transactions] shall not apply to:

(a) transactions solely among the Loan Parties or solely among Restricted Subsidiaries that are not Loan Parties;

(b) the performance of employment, equity award, equity option or equity appreciation agreements, plans or other similar compensation or benefit plans or arrangements (including vacation plans, health and insurance plans, deferred compensation plans and retirement or savings plans) entered into by Holdings, the Borrower or any Restricted Subsidiary in the ordinary course of its business with its or for the benefit of is employees, officers and directors;

(c) fees and compensation to, and indemnity provided on behalf of, officers, directors, and employees of Holdings, the Borrower or any Restricted Subsidiary in their capacity as such, to the extent such fees and compensation are customary;

(d) Restricted Payments permitted hereunder;

(e) any issuance of Equity Interests (other than Disqualified Equity Interests) to, or the receipt by the Borrower of any capital contribution from, Holdings, General Partner or Intermediate; and any transactions with Holdings, General Partner and Intermediate, including Permitted Tax Distributions, effected pursuant to the terms of the Loan Documents;

(f) transactions in which the Borrower or any Restricted Subsidiary, as the case may be, delivers to the Administrative Agent a letter from an independent accounting, appraisal or investment banking firm of national standing stating that such transaction is fair to the Borrower or such Restricted Subsidiary from a financial point of view or meets the requirements of the first paragraph of this Section 6.08 [Affiliate Transactions]; and

(g) the RCR Transactions.

Section 6.09. Compliance with ERISA. To the extent it could reasonably be expected to, individually or in the aggregate, result in liability to any Loan Party in excess of $20,000,000, Holdings and the Borrower shall not, and shall not permit any of their respective Restricted Subsidiaries to, directly or indirectly, (a) engage in any transaction in connection with which any Loan Party or any ERISA Affiliate could be subjected to either a civil penalty assessed pursuant to section 502(c), (i) or (l) of ERISA or a tax imposed by Chapter 43 of Subtitle D of the Code; (b) terminate, or permit any ERISA Affiliate to terminate, any Pension Plan in a manner, or take any other action with respect to any Pension Plan, which could result in any liability to any Loan Party or any ERISA Affiliate to the PBGC; (c) fail to make, or permit any ERISA Affiliate to fail to make, full payment when due of all amounts which, under the provisions of any Pension Plan, agreement relating thereto or applicable law, any Loan Party or any ERISA Affiliate is required to pay as contributions thereto; (d) permit to exist, or allow any ERISA Affiliate to permit to exist, any unpaid minimum required contribution within the meaning of Section 302 of ERISA or Section 412 of the Code, whether or not waived, with respect to any Pension Plan; or (e) incur, or permit any ERISA Affiliate to incur, a liability to or on account of an Employee Benefit Plan under Sections 515, 4062, 4063, 4064, 4201 or 4204 of ERISA.

Section 6.10. Sale-and-Leaseback. Holdings and the Borrower shall not, and shall not permit any of their respective Restricted Subsidiaries to, sell or transfer to a Person any Property, whether now owned or hereafter acquired, if at the time or thereafter such Loan Party thereof shall lease as lessee such Property or any part thereof or other Property which such Loan Party or Restricted Subsidiary thereof intends to use for substantially the same purpose as the Property sold or transferred.

Section 6.11. Change of Business; Foreign Operations or Subsidiaries. Holdings and the Borrower shall not, and shall not permit any of their respective Restricted Subsidiaries to, (a) materially change the character of its business, taken as a whole, as an independent oil and gas exploration and production company (including the acquisition, exploration, development, financing, ownership, operation, production, maintenance, storage, transportation, gathering, processing and marketing of Hydrocarbons and the Oil and Gas Properties), (b) operate any business in any jurisdiction other than onshore United States (but excluding Alaska and Hawaii), or (c) create or acquire any Subsidiary other than a Subsidiary organized under the laws of any jurisdiction within the United States (including territories thereof).

Section 6.12. Name Change. Holdings and the Borrower shall not, and shall not permit any of their respective Restricted Subsidiaries to, amend its name or change its jurisdiction of incorporation, organization or formation without (a) providing written notice to the Administrative Agent at least five (5) Business Days after such change and (b) taking all actions reasonably required by the Administrative Agent or the Collateral Agent to maintain an Acceptable Security Interest in all of the Collateral.

Section 6.13. Use of Proceeds.

(a) Holdings and the Borrower shall not, and shall not permit any of their respective Restricted Subsidiaries to, permit the proceeds of any Advance to be used for any purpose other than those permitted by Section 5.09 [Use of Proceeds]. No Loan Party shall engage in the business of extending credit for the purpose of “purchasing” or “carrying” any “margin stock” (as each such term is defined or used, directly or indirectly, in Regulation U). Neither Holdings, the Borrower, nor any Person acting on behalf of a Loan Party has taken or shall take, nor permit any of their respective Restricted Subsidiaries to take any action which might cause any of the Loan Documents to violate Regulation T, U or X or any other regulation of the Board of Governors of the Federal Reserve System or to violate Section 7 of the Securities Exchange Act of 1934 or any rule or regulation thereunder, in each case as now in effect or as the same may hereinafter be in effect, including without limitation, the use of the proceeds of any Advance to purchase or carry any margin stock in violation of Regulation T, U or X. Holdings shall not permit more than 25% of the consolidated assets of Holdings and its Restricted Subsidiaries to consist of “margin stock” (as each such term is defined or used, directly or indirectly, in Regulation U).

(b) The Borrower shall not request any Advance, and Holdings shall not use, and shall ensure that its Restricted Subsidiaries and its or their respective directors, officers, employees and agents shall not use, directly or indirectly, the proceeds of any Advance (i) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws, (ii) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person, or in any Sanctioned Country, or (iii) in any manner that would result in the violation of any Sanctions applicable to any party hereto.

Section 6.14. Gas Imbalances, Take-or-Pay or Other Prepayments. Holdings and the Borrower shall not, and shall not permit any of their respective Restricted Subsidiaries to, allow gas imbalances, take-or-pay or other prepayments with respect to the Oil and Gas Properties of any Loan Party or any Restricted Subsidiary which would require any Loan Party or any Restricted Subsidiary to deliver their respective Hydrocarbons produced on a monthly basis from such Oil and Gas Properties at some future time without then or thereafter receiving full payment therefor other than to the extent not exceeding two percent (2%) of the aggregate monthly volumes of Hydrocarbons (on an Mcf equivalent basis) anticipated to be produced from the Borrower’s and the Guarantors’ proved developed producing reserves listed in the most recent Engineering Report.

Section 6.15. Hedging Limitations.

(a) Holdings and the Borrower shall not, and shall not permit any of their respective Restricted Subsidiaries to, into any Hedge Contract except that the Borrower and the Subsidiary Guarantors may enter into the following Hedge Contracts:

(i) subject to Sections 6.15(b) and 6.15(d), Hedge Contracts which have a tenor not greater than sixty (60) months in respect of commodities entered into not for speculative purposes the notional volumes for which (when aggregated with other commodity Hedge Contracts then in effect, other than puts, floors and basis differential swaps on volumes already hedged pursuant to other Hedge Contracts) do not exceed, as of the date the latest Hedge Contract is entered into,

(A) for the 12-month period from the date such Hedge Contract entered into, (x) 85% of the reasonably anticipated production of natural gas, (y) 85% of the reasonably anticipated production of oil and (z) 85% of the reasonably anticipated production of natural gas liquids and condensate, in each case, from the Specified Reserves as set forth on the most recent Engineering Report,

(B) for the 12-month period commencing with the first anniversary of the date such Hedge Contract is entered into, (x) 85% of the reasonably anticipated production of natural gas, (y) 85% of the reasonably anticipated production of oil and (z) 85% of the reasonably anticipated production of natural gas liquids and condensate, in each case, from the Specified Reserves as set forth on the most recent Engineering Report,

(C) for the 12-month period commencing with the second anniversary of the date such Hedge Contract is entered into, (x) 75% of the reasonably anticipated production of natural gas, (y) 75% of the reasonably anticipated production of oil and (z) 75% of the reasonably anticipated production of natural gas liquids and condensate, in each case, from the Specified Reserves as set forth on the most recent Engineering Report,

(D) for the 12-month period commencing with the third anniversary of the date such Hedge Contract is entered into, (x) 75% of the reasonably anticipated production of natural gas, (y) 75% of the reasonably anticipated production of oil and (z) 75% of the reasonably anticipated production of natural gas liquids and condensate, in each case, from the Specified Reserves as set forth on the most recent Engineering Report, and

(E) for the 12-month period commencing with the fourth anniversary of the date such Hedge Contract is entered into, (x) 75% of the reasonably anticipated production of natural gas, (y) 75% of the reasonably anticipated production of oil and (z) 75% of the reasonably anticipated production of natural gas liquids and condensate, in each case, from the Specified Reserves as set forth on the most recent Engineering Report;

provided, that (without duplication) the Borrower and the Subsidiary Guarantors shall be permitted to enter into Hedge Contracts with respect to reasonably anticipated production of natural gas liquids and condensate by entering into Hedge Contracts for oil on a conversion/equivalency basis where each volume unit of oil equals two volume units of natural gas liquids or condensate, and

(ii) Hedge Contracts with respect to the interest rate on any Indebtedness for borrowed money of any Loan Party; provided that the aggregate notional principal amount of all Indebtedness that is the subject of all such Hedge Contracts does not exceed the outstanding principal amount of Indebtedness for borrowed money and such Hedge Contracts have the effect of fixing or capping the amount of interest related to such Indebtedness.

(b) If, after the end of any calendar quarter, Holdings or the Borrower determines that the aggregate volume of all commodity Hedge Contracts for which settlement payments were calculated in such calendar quarter (other than puts, floors and basis differential swaps on volumes already hedged pursuant to other Hedge Contracts) exceeded 90% of actual production of Hydrocarbons in such calendar quarter, then Holdings and the Borrower shall promptly notify the Administrative Agent of such determination and shall, within 30 days of such determination, terminate, create off-setting positions or otherwise unwind existing Hedge Contracts such that, at such time, future hedged volumes will not exceed 100% of reasonably anticipated projected production for the then-current and any succeeding calendar quarters.

(c) For purposes of entering into, maintaining, unwinding or terminating a Hedge Contract under Section 6.15(a)(i) and Section 6.15(b), respectively, forecasts of reasonably anticipated production of Hydrocarbons as set forth on the most recent Engineering Report shall be revised to account for any increase or decrease therein anticipated because of information obtained by Holdings, the Borrower or any other Loan Party subsequent to the publication of such Engineering Report, including the Borrower’s or any other Loan Party’s internal forecasts of production decline rates for existing wells, completed dispositions, and additions to or deletions from anticipated future production from new wells and acquisitions coming on stream or failing to come on stream.

(d) Notwithstanding anything to the contrary in this Section 6.16, (i) neither the Borrower nor any Subsidiary Guarantor shall enter into a Hedge Contract (including Hedge Contracts constituting three way collars in one or a series of related transactions that result in a net short position), to the extent such Hedge Contract constitutes, results in or includes a net short position, or would have the effect of increasing the Borrower’s or any of its Restricted Subsidiaries’ exposure to fluctuations or decreases in the price of Hydrocarbons, and (ii) neither Holdings, General Partner nor Intermediate shall be permitted to enter into or maintain any Hedge Contract.

Section 6.16. Fiscal Year; Fiscal Quarter. Holdings and the Borrower shall not, and shall not permit any of their respective Restricted Subsidiaries to, change its fiscal year or any of its fiscal quarters.

Section 6.17. Limitation on Operating Leases. Holdings and the Borrower shall not, and shall not permit any of their respective Restricted Subsidiaries to, create, incur, assume or suffer to exist any obligations for the payment of rent or hire of Property of any kind whatsoever (real or personal but excluding Capital Leases and leases of Hydrocarbons), under Operating Leases which would cause the aggregate amount of all payments made by Holdings, the Borrower and their respective Restricted Subsidiaries pursuant to all Operating Leases, including any residual payments at the end of any lease, to exceed $5,000,000 in any period of twelve consecutive calendar months during the life of such leases.

Section 6.18. Prepayment of Certain Debt and Other Obligations; Amendment to First Lien Debt.

(a) Holdings and the Borrower shall not, and shall not permit any of their respective Restricted Subsidiaries to, prepay, redeem, purchase, defease or otherwise satisfy prior to the scheduled maturity thereof in any manner the principal amount of any Indebtedness of Holdings, the Borrower or any of their respective Restricted Subsidiaries, or otherwise prepay any future accrual of interest on the principal amount of any Indebtedness (other than in connection with the payment of any make-whole amount or in connection with transactions otherwise permitted hereunder), which is unsecured or contractually subordinated in lien priority or subordinated with respect to payments to the Obligations, except:

(i) prepayments in respect of any First Lien Debt;

(ii) the prepayment of the Obligations in accordance with the terms of this Agreement;

(iii) any prepayment, redemption, purchase, defeasance or other satisfaction as the result of the conversion of Indebtedness permitted hereunder into Equity Interests of Holdings (other than Disqualified Equity Interests);

(iv) cash payments made in settlement of the Loan Parties’ obligations under any indenture pursuant to which any convertible notes are issued upon the conversion or required repurchase of any such convertible notes thereunder;

(v) any prepayment, redemption, purchase, defeasance or other satisfaction in an amount equal to the Net Cash Proceeds of any Disposition of Property which is not prohibited by Section 6.04 [Merger or Consolidation; Asset Sales] and not required to be applied to the repayment of the Obligations hereunder;

(vi) payments of principal (and accrued interest thereon) within one year of the stated maturity thereof so long as the Borrower shall have delivered to the Administrative Agent a certificate of a Responsible Officer certifying that: (i) for the most recent fiscal quarter end preceding such payment for which financial statements are available demonstrating, in form and substance reasonably satisfactory to the Administrative Agent, that the Borrower is in compliance with the then applicable ratio set forth in Section 6.17(a) of the First Lien Credit Agreement on a Pro Forma Basis calculated in a manner acceptable to the Administrative Agent (as of the date of the payment and after giving effect thereto and any Indebtedness incurred in connection therewith), (ii) no Default or Event of Default shall have occurred and be continuing both before and after giving effect to such payment and any Indebtedness incurred in connection therewith, and (iii) after giving effect to the payment, Availability shall be no less than 20% of the then effective Borrowing Base;

(vii) any intercompany Indebtedness between or among Loan Parties;

(viii) the purchase, repurchase, redemption, defeasance or other acquisition or retirement for value of any unsecured or subordinated Indebtedness required thereunder as a result of an asset sale or change of control (i) at a purchase price not greater than 100% of the principal amount thereof, together with accrued interest, in the case of an asset sale and (ii) at a purchase price not greater than 101% of the principal amount thereof, together with accrued interest, in the case of a change of control; provided that, prior to or simultaneously with such purchase, repurchase, redemption, defeasance or other acquisition or retirement for value, the Borrower has made the Change in Control Offer or Asset Sale Prepayment, as applicable, as provided in such Section and has completed the repayment of all Advances for which Lenders have elected to receive payment, and provided, further, if any such amount that the Lenders elect not to receive as a prepayment may be used to purchase, repurchase, redeem or otherwise acquire or retire any unsecured or unsubordinated Indebtedness even if not required hereunder as a result of an asset sale or change of control; and (ix) any prepayment, redemption, purchase, defeasance or other satisfaction with the proceeds of Permitted Refinancing Debt.

(b) Holdings and the Borrower shall not, and shall not permit any of their respective Restricted Subsidiaries to, amend, restate, supplement or otherwise modify (or obtain any consent to or waiver of noncompliance from the terms of) any First Lien Loan Document in a manner prohibited by Section 7.01(a) of the Intercreditor Agreement.

Section 6.19. Passive Holding Company.

(a) Notwithstanding anything herein to the contrary, Holdings shall not:

(i) hold any assets other than (A) the Equity Interests of General Partner and Intermediate, (B) agreements relating to the issuance, sale, purchase, repurchase or registration of securities of Holdings, (C) minute books and other corporate books and records of Holdings and (D) other miscellaneous non-material assets incidental to the ownership of the Equity Interests of General Partner and Intermediate or to the maintenance of Holdings’ corporate existence;

(ii) have any Indebtedness, obligations or other liabilities other than (A) its liabilities under the Loan Documents, (B) Tax liabilities arising in the ordinary course of business, (C) corporate, administrative and operating expenses in the ordinary course of business and (D) liabilities or obligations under any contracts or agreements described in clause (a)(i)(B) of this Section; or

(iii) engage in any activities or business other than (i) issuing shares of its own Equity Interests (other than Disqualified Equity Interests), (ii) holding the assets and incurring the liabilities described in this Section 6.19(a) [Passive Holding Company] and activities incidental and related thereto, (iii) making payments, dividends, distributions, issuances or other activities permitted pursuant to Section 6.05 [Restricted Payments], or (iv) any activities incidental to, required by or deemed appropriate under applicable state and federal securities laws, stock exchange rules, and other regulations or otherwise in connection with being a publicly traded company or company required to file reports with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, including investor and shareholder relations activities; provided, however, that Holdings shall be permitted to engage in the Contribution Transactions and the RCR Transactions.

(b) Notwithstanding anything herein to the contrary, General Partner shall not:

(i) hold any assets other than (A) the Equity Interests of Intermediate, (B) agreements relating to the issuance, sale, purchase, repurchase or registration of securities of General Partner, (C) minute books and other corporate books and records of General Partner and (D) other miscellaneous non-material assets incidental to the ownership of the Equity Interests of Intermediate or to the maintenance of the General Partner’s legal existence;

(ii) have any Indebtedness, obligations or other liabilities other than (A) the liabilities under the Loan Documents, (B) Tax liabilities arising in the ordinary course of business, (C) corporate, administrative and operating expenses in the ordinary course of business and (D) liabilities or obligations under any contracts or agreements described in clause (b)(i)(B) of this Section; or

(iii) engage in any activities or business other than (A) issuing shares of its own Equity Interests (other than Disqualified Equity Interests), (B) holding the assets and incurring the liabilities described in this Section 6.19(b) [Passive Holding Company] and activities incidental and related thereto or (C) making payments, dividends, distributions, issuances or other activities permitted pursuant to Section 6.05 [Restricted Payments]; provided, however, that General Partner shall be permitted to engage in the Contribution Transactions and the RCR Transactions.

(c) Notwithstanding anything herein to the contrary, Intermediate shall not:

(i) hold any assets other than (A) the Equity Interests of Borrower, (B) agreements relating to the issuance, sale, purchase, repurchase or registration of securities of Intermediate, (C) minute books and other corporate books and records of Intermediate and (D) other miscellaneous non-material assets incidental to the ownership of the Equity Interests of Borrower or to the maintenance of Intermediate’s legal existence;

(ii) have any Indebtedness, obligations or other liabilities other than (A) the liabilities under the Loan Documents, (B) Tax liabilities arising in the ordinary course of business, (C) corporate, administrative and operating expenses in the ordinary course of business and (D) liabilities or obligations under any contracts or agreements described in (c)(i)(B) of this Section; or

(iii) engage in any activities or business other than (A) issuing shares of its own Equity Interests (other than Disqualified Equity Interests), (B) holding the assets and incurring the liabilities described in this Section 6.19(c) [Passive Holding Company] and activities incidental and related thereto or (C) making payments, dividends, distributions, issuances or other activities permitted pursuant to Section 6.05 [Restricted Payments]; provided, however, that Intermediate shall be permitted to engage in the Contribution Transactions and the RCR Transactions.

Section 6.20. Environmental Matters. Holdings and the Borrower shall not, and shall not permit any of their respective Restricted Subsidiaries to, cause or permit any of its Property to be in violation of, or cause or permit a Release of Hazardous Materials which will subject any such Property to any Response or remedial obligations required under, any Environmental Laws where such violations or Response or remedial obligations could (a) individually reasonably be expected to result in an Environmental Claim against any Loan Party or any Restricted Subsidiary of a Loan Party in excess of $1,000,000, or (b) in the aggregate reasonably be expected to result in a Material Adverse Change.

Section 6.21. Marketing Activities. Holdings and the Borrower shall not, and shall not permit any of their respective Restricted Subsidiaries to, engage in marketing activities for any Hydrocarbons or enter into any contracts related thereto other than (a) contracts for the sale of Hydrocarbons scheduled or reasonably estimated to be produced from their proved Oil and Gas Properties during the period of such contract, (b) contracts for the sale of Hydrocarbons scheduled or reasonably estimated to be produced from proved Oil and Gas Properties of third parties during the period of such contract associated with the Oil and Gas Properties of any Loan Party that such Loan Party has the right to market pursuant to joint operating agreements, unitization agreements or other similar contracts that are usual and customary in the oil and gas business and (c) other contracts for the purchase and/or sale of Hydrocarbons of third parties (i) that have generally offsetting provisions (i.e. corresponding pricing mechanics, delivery dates and points and volumes) such that no “position” is taken and (ii) for which appropriate credit support has been taken to alleviate the material credit risks of the counterparty thereto.

Section 6.22. Sale or Discount of Receivables. Except for receivables obtained by any Loan Party out of the ordinary course of business or the settlement of joint interest billing accounts in the ordinary course of business or discounts granted to settle collection of accounts receivable or the sale of defaulted accounts arising in the ordinary course of business in connection with the compromise or collection thereof and not in connection with any financing transaction or any Investments permitted under Section 6.06(d) [Investments], Holdings and the Borrower shall not, and shall not permit any Restricted Subsidiary to, discount or sell (with or without recourse) any of its notes receivable or accounts receivable.

Section 6.23. Deposit Accounts; Securities Accounts. Holdings and the Borrower shall not, and shall not permit any of their respective Restricted Subsidiaries that is a Loan Party to, (a) maintain Deposit Accounts that are not subject to Account Control Agreements, or (b) maintain securities accounts that are not subject to Account Control Agreements; provided that, the requirements of the foregoing Section 6.23(a) [Deposit Accounts; Securities Accounts] shall not apply to (i) Deposit Accounts holding exclusively Excluded Funds, (ii) Deposit Accounts and securities accounts to the extent, and only to the extent, constituting “Excluded Collateral” under Section 2.1(b)(v) [Breakage Costs] or Section 2.1(b)(vi) of the Security Agreement, (iii) petty cash accounts with an amount not to exceed $250,000 in the aggregate, and (iv) only as to the requirement regarding Account Control Agreements, the Zero Balance Accounts; provided, however, that in the event any Loan Party acquires any Deposit Account or securities account pursuant to an Acquisition, (y) within 120 days after the date of such Acquisition (or such later date as either of the First Lien Agent or the Collateral Agent may agree to in its sole discretion for the delivery of deposit account control agreements in respect thereof) Holdings and the Borrower shall deliver, or cause to be delivered, to the Collateral Agent an Account Control Agreement therefor and (z) for so long as any such acquired Deposit Account or securities account is not subject to an Account Control Agreement, no cash or securities shall be transferred to such acquired Deposit Account or securities account. To the extent permitted under the Intercreditor Agreement, each of Holdings and the Borrower, for itself and on behalf of its Restricted Subsidiaries that are Loan Parties, hereby authorizes the Collateral Agent to deliver notices to the depositary banks and securities intermediaries pursuant to any Account Control Agreement under any one or more of the following circumstances: (i) following the occurrence of and during the continuation of an Event of Default, (ii) if the Collateral Agent reasonably believes that a requested transfer by Holdings, the Borrower or any Restricted Subsidiary, as applicable, is a request to transfer any funds from any account to any other account of Holdings, the Borrower or any Restricted Subsidiary that is not permitted under this Section 6.23 [Deposit Accounts; Securities Accounts], (iii) as otherwise agreed to in writing by Holdings, the Borrower or any Restricted Subsidiary, as applicable, and (iv) as otherwise required by applicable Legal Requirement.

Section 6.24. Limitation on Capital Expenditures. (x) During any Asset Coverage Trigger Period and (y) in any fiscal quarter if the Borrower incurs Secured Debt in excess of $10,000,000 in the aggregate in such fiscal quarter to finance one or more Capital Expenditures and the Pro Forma Asset Coverage Ratio is less than 1.25 to 1.00 (calculated as of the date any such Capital Expenditure is made on a pro forma basis for all outstanding Secured Debt on such date of determination), Holdings and the Borrower shall not, and shall cause their Restricted Subsidiaries not to, incur any Capital Expenditures (other than maintenance Capital Expenditures), other than:

(a) Capital Expenditures in respect of drilling and completion, workover and related activities pertaining to Oil and Gas Properties constituting Collateral, so long as the Borrower reasonably expects such Oil and Gas Properties to have a positive PDP PV-10 value;

(b) Capital Expenditures not to exceed $10,000,000 during any period of four consecutive fiscal quarters; and

(c) Capital Expenditures financed with the cash proceeds of any capital contributed to Holdings or from the cash proceeds of the sale of any Qualified Equity Interests in Holdings.

ARTICLE VII

EVENTS OF DEFAULT; REMEDIES

Section 7.01. Events of Default. The occurrence of any of the following events shall constitute an “Event of Default” under any Loan Document:

(a) Payment. The Borrower shall (i) fail to pay when due any principal payable hereunder or under the Notes or (ii) fail to pay, within 5 Business Days of when due, any interest or other amounts (including fees, reimbursements, and indemnifications) payable hereunder, under the Notes, or under any other Loan Document;

(b) Representation and Warranties. Any representation or warranty made or deemed to be made by any Loan Party or any Restricted Subsidiary thereof (or any of their respective officers) in this Agreement or in any other Loan Document shall prove to have been incorrect in any material respect (unless already qualified by materiality or Material Adverse Change in the text thereof, in which case, such representations and warranties shall be true and correct in all respects) when made or deemed to be made;

(c) Covenant Breaches. Any Loan Party or any Restricted Subsidiary thereof shall fail to (i) perform or observe any covenant contained in Section 5.02(a) [Maintenance of Insurance], Section 5.03 [Preservation of Corporate Existence, Etc] (with respect to either Holdings’, General Partner’s, Intermediate’s or the Borrower’s existence), Section 5.06(i) [Reporting Requirements], Section 5.09 [Use of Proceeds], or Article VI [NEGATIVE COVENANTS] of this Agreement or (ii) fail to perform or observe any other term or covenant set forth in this Agreement or in any other Loan Document which is not covered by clause (i) above or any other provision of this Section 7.01 [Events of Default] if such failure shall remain unremedied for 30 days after the occurrence of such breach or failure;

(d) Cross-Defaults. (i) Any Loan Party or any Restricted Subsidiary thereof shall fail to pay any principal of or premium or interest on its Indebtedness (other than any First Lien Debt) that is outstanding in a principal amount of at least $20,000,000 individually or when aggregated with all such Indebtedness of any Loan Party or any Restricted Subsidiary thereof so in default when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Indebtedness; (ii) any other event shall occur or condition shall exist under any agreement or instrument relating to Indebtedness (other than any First Lien Debt) (including, without limitation, any event of default or termination event under any Hedge Contract) that is outstanding in a principal amount (or termination payment amount or similar amount) of at least $20,000,000 individually or when aggregated with all such Indebtedness of any Loan Party or any Restricted Subsidiary thereof so in default, and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such event or condition is to accelerate, or to permit the acceleration of, the maturity of such Indebtedness; or (iii) any such Indebtedness in a principal amount of at least $20,000,000 individually or when aggregated with all such Indebtedness of any Loan Party or any Restricted Subsidiary thereof shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment), prior to the stated maturity thereof; provided that, for purposes of this subsection 7.01(d), the “principal amount” of the obligations in respect of any Hedge Contract at any time shall be Hedge Termination Value thereof;

(e) Insolvency. Any Loan Party or Restricted Subsidiary thereof shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against any Loan Party or any Restricted Subsidiary thereof seeking to adjudicate it as bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee or other similar official for it or for any substantial part of its Property and, in the case of any such proceeding instituted against any such Loan Party or any such Restricted Subsidiary thereof either such proceeding shall remain undismissed for a period of 60 days or any of the actions sought in such proceeding shall occur; or any such Loan Party or any such Restricted Subsidiary thereof shall take any corporate, limited liability company, or partnership, as applicable, action to authorize any of the actions set forth above in this paragraph (e);

(f) Judgments. Any judgment or order for the payment of money in excess of $20,000,000 shall be rendered against any Loan Party or any Restricted Subsidiary thereof and either (i) enforcement proceedings shall have been commenced by any creditor upon such judgment or order or (ii) there shall be any period of 30 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect;

(g) Termination Events. The occurrence of any of the following events: (i) any Loan Party or any Restricted Subsidiary thereof fails to make full payment when due of all amounts which, under the provisions of any Pension Plan or Sections 412 or 430 of the Code, any Loan Party is required to pay as contributions thereto and such unpaid amounts are in excess of the $20,000,000, (ii) a Termination Event that results in, or could reasonably be expected to result in, liability to any Loan Party or any Restricted Subsidiary thereof in excess of $20,000,000 or (iii) any Loan Party or any Restricted Subsidiary thereof as employers under one or more Multiemployer Plans makes a complete or partial withdrawal from any such Multiemployer Plan and the plan sponsor of such Multiemployer Plans notifies such withdrawing employer that such employer has incurred a withdrawal liability requiring payments in an amount exceeding $20,000,000;

(h) Change in Control. A Change in Control shall have occurred without a Change in Control Offer being made in accordance with Section 2.04(b)(ii) [Mandatory Offers to Prepay Loans];

(i) Loan Documents. Any material provision of any Loan Document shall for any reason cease to be in full force and effect or valid, binding, or enforceable (other than in accordance with its terms) on any Loan Party or any Restricted Subsidiary thereof or any such Person shall so state in writing;

(j) Security Instruments. (i) The Collateral Agent shall fail to have an Acceptable Security Interest in a material portion of the Collateral to the extent required by Section 5.08 [Collateral Matters; Guaranties] (other than Collateral released in accordance with this Agreement or any other Loan Document), or (ii) any Security Instrument shall, at any time and for any reason, cease to create the Lien on the Property purported to be subject to such agreement, and such Property constitutes a material portion of the Collateral, in accordance with the terms of such agreement, or shall cease to be in full force and effect, or shall be contested by the Borrower or any Guarantor;

(k) First Lien Default. (i) An “Event of Default” (or any comparable defined term) under any First Lien Loan Document shall have occurred and shall remain unremedied, uncured or unwaived for 60 days; provided, that any breach of a financial maintenance covenant under any First Lien Debt (including the First Lien Credit Agreement) shall not constitute an Event of Default with respect to any Advances unless and until the First Lien Lenders with respect to such First Lien Debt have declared such First Lien Debt to be immediately due and payable and all outstanding commitments thereunder to be immediately terminated, in each case in accordance with the First Lien Loan Documents in respect of such First Lien Debt, and such declaration has not been rescinded on or before such date, or (ii) any First Lien Debt shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment), prior to the stated maturity thereof.

Section 7.02. Remedies upon Default. If any Event of Default (other than an Event of Default described in Section 7.01(e) [Insolvency]) exists, the Administrative Agent and/or the Collateral Agent, as applicable, may (with the consent of the Majority Lenders) and shall (upon written direction of Majority Lenders) do any one or more of the following from time to time:

(a) declare any Obligations immediately due and payable (an “acceleration”) which amount shall include, if such acceleration occurs prior to third anniversary of the First Amendment Effective Date, the Applicable Premium in effect on the date of such acceleration, as if such acceleration were an optional or mandatory prepayment on the principal amount of Advances accelerated, whereupon they shall be due and payable without diligence, presentment, demand, protest or notice of any kind, all of which are hereby waived by Borrower to the fullest extent permitted by law;

(b) if an Event of Default described in Section 7.01(e) [Insolvency] occurs and is continuing, any Obligations will become immediately due and payable without any further action or notice on the part of the Administrative Agent or any Lenders; and

(c) exercise any other rights or remedies afforded under any agreement, by law, at equity or otherwise, including the rights and remedies of a secured party under the UCC. Such rights and remedies include the rights to (i) take possession of any Collateral; (ii) require Borrower to assemble Collateral, at the Borrower’s expense, and make it available to the Collateral Agent at a place designated by the Collateral Agent; (iii) enter any premises where Collateral is located and store Collateral on such premises until sold (and if the premises are owned or leased by the Borrower, the Borrower agrees not to charge for such storage); and (iv) sell or otherwise dispose of any Collateral in its then condition, or after any further manufacturing or processing thereof, at public or private sale, with such notice as may be required by applicable Legal Requirement, in lots or in bulk, at such locations, all as the Collateral Agent, in its discretion, deems advisable. The Borrower agrees that 10 days’ notice of any proposed sale or other disposition of Collateral by Collateral Agent shall be reasonable, and that any sale conducted on the internet or to a licensor of intellectual property shall be commercially reasonable. Collateral Agent may conduct sales on any Loan Party’s premises, without charge, and any sale may be adjourned from time to time in accordance with applicable Legal Requirements. Each of the Administrative Agent and the Collateral Agent shall have the right to sell, lease or otherwise dispose of any Collateral for cash, credit or any combination thereof, and each of the Administrative Agent and the Collateral Agent may purchase any Collateral at public or, if permitted by law, private sale and, in lieu of actual payment of the purchase price, may credit bid and set off the amount of such price against the Obligations.

Section 7.03. Payment of Applicable Premium. The Borrower acknowledges and agrees that if payment of the Obligations are accelerated or the Advances and other Obligations otherwise become due prior to the Maturity Date, in each case, in respect of any Event of Default (including, but not limited to, upon the occurrence of a bankruptcy or insolvency event (including the acceleration of claims by operation of law)), the Applicable Premium with respect to an optional or mandatory repayment or prepayment of the Advances will also be due and payable as though the Advances were prepaid and shall constitute part of the Obligations, in view of the impracticability and extreme difficulty of ascertaining actual damages and by mutual agreement of the parties as to a reasonable calculation of each Lender’s lost profits as a result thereof. The Applicable Premium payable above shall be presumed to be the liquidated damages sustained by each holder as the result of the early redemption and the Borrower agrees that it is reasonable under the circumstances currently existing. The Applicable Premium shall also be payable in the event the Advances are satisfied or released by foreclosure (whether by power of judicial proceeding), deed in lieu of foreclosure or by any other means. THE BORROWER EXPRESSLY WAIVES (TO THE FULLEST EXTENT IT MAY LAWFULLY DO SO) THE PROVISIONS OF ANY PRESENT OR FUTURE STATUTE OR LAW THAT PROHIBITS OR MAY PROHIBIT THE COLLECTION OF THE FOREGOING APPLICABLE PREMIUM IN CONNECTION WITH ANY SUCH ACCELERATION. The Borrower expressly agrees (to the fullest extent it may lawfully do so) that: (A) the Applicable Premium is reasonable and is the product of an arm’s length transaction between sophisticated business people, ably represented by counsel; (B) the Applicable Premium shall be payable notwithstanding the then prevailing market rates at the time payment is made; (C) there has been a course of conduct between holders and the Borrower giving specific consideration in this transaction for such agreement to pay the Applicable Premium; and (D) the Borrower shall be estopped hereafter from claiming differently than as agreed to in this paragraph. The Borrower expressly acknowledges that its agreement to pay the Applicable Premium to Lenders as herein described is a material inducement to Lenders to provide the Advances.

Section 7.04. Right of Set-off. Upon the occurrence and during the continuance of any Event of Default, the Administrative Agent, the Collateral Agent, each Lender and each of their respective Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by applicable Legal Requirement, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by the Administrative Agent, the Collateral Agent, such Lender or such Affiliate to or for the credit or the account of any Loan Party against any and all of the obligations of any Loan Party now or hereafter existing under this Agreement or any other Loan Document and owing to the Administrative Agent, such Lender, the Collateral Agent or such Affiliate, irrespective of whether or not the Administrative Agent, such Lender, the Collateral Agent or such Affiliate shall have made any demand under this Agreement or any other Loan Document and although such obligations of any Loan Party may be contingent or unmatured or are owed to a branch or office of the Administrative Agent, such Lender, the Collateral Agent or such Affiliate different from the branch or office holding such deposit or obligated on such obligations; provided that in the event that any Defaulting Lender shall exercise any such right of setoff, (x) all amounts so set off shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Section 2.15 [Defaulting Lender] and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent, the Collateral Agent and the Lenders, and (y) the Defaulting Lender shall provide promptly to the Administrative Agent a statement describing in reasonable detail the Obligations owing to such Defaulting Lender as to which it exercised such right of setoff. Each of the Lender Parties agrees to notify the Borrower and the Administrative Agent promptly after any such setoff and application; provided that the failure to give such notice shall not affect the validity of such setoff and application. The rights of the Administrative Agent, each Lender, the Collateral Agent and their respective Affiliates under this Section 7.04 [Right of Set-off] are in addition to other rights and remedies (including other rights of setoff) that the Administrative Agent, such Lender, the Collateral Agent or their respective Affiliates may have.

Section 7.05. Non-exclusivity of Remedies. No right, power, or remedy conferred to any Lender Party in this Agreement or the Loan Documents, or now or hereafter existing at law, in equity, by statute, or otherwise shall be exclusive, and each such right, power, or remedy shall to the full extent permitted by law be cumulative and in addition to every other such right, power or remedy. No course of dealing and no delay in exercising any right, power, or remedy conferred to any Lender Party in this Agreement and the Loan Documents or now or hereafter existing at law, in equity, by statute, or otherwise shall operate as a waiver of or otherwise prejudice any such right, power, or remedy. Any Lender Party may cure any Event of Default without waiving the Event of Default. No notice to or demand upon the Borrower or any other Loan Party shall entitle the Borrower or any other Loan Party to similar notices or demands in the future.

Section 7.06. Application of Proceeds.

(a) Prior to an Event of Default, all payments made hereunder shall be applied by the Administrative Agent as directed by the Borrower, but subject to the terms of this Agreement, including the application of prepayments according to Section 2.04 [Prepayment of Advances] and Section 2.11 [Payments and Computations]. From and during the continuance of any Event of Default, any monies or Property actually received by the Administrative Agent pursuant to this Agreement or any other Loan Document (other than as a result of the exercise of any rights or remedies under any Security Instrument or any other agreement with the Borrower, any Guarantor or any of their respective Restricted Subsidiaries which secures any of the Obligations), shall be applied as determined by the Administrative Agent, but subject to the terms of this Agreement, including the application of prepayments according to Section 2.04 [Prepayment of Advances] and Section 2.11 [Payments and Computations].

(b) Notwithstanding the foregoing, in the event that the Obligations have been accelerated pursuant to Section 7.02 [Remedies upon Default] or the Administrative Agent or any Lender has exercised any remedy set forth in this Agreement or in any other Loan Document, all monies or Property actually received by the Administrative Agent pursuant to this Agreement or any other Loan Document as a result of the exercise of any rights or remedies under any Security Instrument or any other agreement with the Borrower, any Guarantor or any of their respective Restricted Subsidiaries which secures any of the Obligations, shall be applied in accordance with Section 2.11 [Payments and Computations] and otherwise in the following order:

First, to payment of that portion of the Obligations constituting fees, indemnities, expenses and other amounts, including attorney fees, payable to the Administrative Agent in its capacity as such and the Collateral Agent in its capacity as such, ratably among the Administrative Agent and Collateral Agent in proportion to the respective amounts described in this clause First payable to them;

Second, to payment of that portion of the Obligations constituting fees, indemnities and other amounts (other than principal and interest) payable to the Lenders under the Loan Documents, including attorney fees, ratably among the Lenders in proportion to the respective amounts described in this clause Second payable to them;

Third, to payment of that portion of the Obligations constituting accrued and unpaid interest on the Advances, ratably among the Lenders in proportion to the respective amounts described in this clause Third payable to them;

Fourth, to payment of that portion of the Obligations constituting unpaid principal of the Advances and all other payment obligations constituting Obligations (other than Obligations entitled to priority under clauses First, Second and Third clauses above), ratably among the Secured Parties in proportion to the respective amounts described in this clause Fourth payable to them; and

Last, the balance, if any, after all of the Obligations have been indefeasibly paid in full, to the Borrower or as otherwise required by Legal Requirements.

ARTICLE VIII

THE ADMINISTRATIVE AGENT AND THE COLLATERAL AGENT

Section 8.01. Appointment and Authority. Each Lender hereby irrevocably (a) appoints Ares Capital Corporation to act on its behalf as the Administrative Agent and the Collateral Agent hereunder and under the other Loan Documents (including the Intercreditor Agreement), and (b) authorizes the Administrative Agent and the Collateral Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent and/or the Collateral Agent, as applicable, by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. The provisions of this Article VIII [THE ADMINISTRATIVE AGENT AND THE COLLATERAL AGENT] are solely for the benefit of the Lender Parties, and neither the Borrower nor any other Loan Party shall have rights as a third party beneficiary of any of such provisions, other than the rights expressly provided to the Borrower under Section 8.06(a) [Resignation of the Administrative Agent or the Collateral Agent] and Section 8.11(b) [Collateral and Guaranty Matters]. It is understood and agreed that the use of the term “agent” herein or in any other Loan Document (or any other similar term) with reference to the Administrative Agent and/or the Collateral Agent, as applicable, is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable Legal Requirement. Instead such term is used as a matter of market custom, and is intended to create or reflect only an administrative relationship between contracting parties.

Section 8.02. Rights as a Lender. The Person serving as the Administrative Agent or the Collateral Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent or Collateral Agent and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as the Administrative Agent or Collateral Agent hereunder in its individual capacity. Such Person and its Affiliates may accept deposits from, lend money to, own securities, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with the Borrower or any other Restricted Subsidiary or other Affiliate thereof as if such Person were not the Administrative Agent or Collateral Agent hereunder and without any duty to account therefor to the Lenders. Ares Capital Corporation (and any successor acting as Administrative Agent) and its Affiliates may accept fees and other consideration from the Borrower or any Affiliate of the Borrower for services in connection with this Agreement or otherwise without having to account for the same to the Lenders.

Section 8.03. Exculpatory Provisions. Each of the Administrative Agent and the Collateral Agent (which terms as used in this Section 8.03 [Exculpatory Provisions] shall include each of their Related Parties) shall not have any duties or obligations except those expressly set forth herein and in the other Loan Documents, and its duties hereunder shall be administrative in nature. Without limiting the generality of the foregoing, each of the Administrative Agent and the Collateral Agent:

(a) shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing;

(b) shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that the Administrative Agent or Collateral Agent is required to exercise as directed in writing by the Majority Lenders (or such other number or percentage of the Lenders or Secured Parties as shall be expressly provided for herein or in the other Loan Documents); provided that neither the Administrative Agent nor the Collateral Agent shall be required to take any action that, in its opinion or the opinion of its counsel, may expose the Administrative Agent or Collateral Agent to liability or that is contrary to any Loan Document or applicable Legal Requirement, including for the avoidance of doubt any action that may be in violation of the automatic stay under any Debtor Relief Law or that may effect a forfeiture, modification or termination of property of a Defaulting Lender in violation of any Debtor Relief Law; and

(c) shall not, except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, nor shall it be liable for the failure to disclose, any information relating to the Borrower, any other Loan Party or any of their respective Affiliates that is communicated to or obtained by the Person serving as the Administrative Agent or the Collateral Agent or any of its Affiliates in any capacity.

The Administrative Agent shall not be liable for any action taken or not taken by it (i) with the consent or at the request of the Majority Lenders (or such other number or percentage of the Lenders or Secured Parties as shall be necessary, or as the Administrative Agent shall believe in good faith shall be necessary, under the circumstances as provided in Sections 9.03 [Waivers and Amendments] and 7.01 [Events of Default]) or (ii) in the absence of its own gross negligence or willful misconduct as determined by a court of competent jurisdiction by final and nonappealable judgment. The Administrative Agent shall be deemed not to have knowledge of any Default unless and until notice describing such Default is given to the Administrative Agent in writing by the Borrower, a Lender or the Collateral Agent. In the event that the Administrative Agent receives such a notice of the occurrence of a Default, the Administrative Agent shall (subject to Section 9.03 [Waivers and Amendments]) take such action with respect to such Default or Event of Default as shall reasonably be directed by the Majority Lenders; provided that, unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to take such action, or refrain from taking such action) with respect to such Default as it shall deem advisable in the best interest of the Lender Parties.

The Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any recital, statement, warranty or representation (whether written or oral) made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default, (iv) the value, validity, enforceability, effectiveness, sufficiency or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document, (v) the inspection of, or to inspect, the Property (including the books and records) of any Loan Party or any Restricted Subsidiary or Affiliate thereof, (vi) the satisfaction of any condition set forth in Article III [CONDITIONS] or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent, or (vii) any litigation or collection proceedings (or to initiate or conduct any such litigation or proceedings) under any Loan Document unless requested by the Majority Lenders in writing and its receives indemnification satisfactory to it from the Lenders.

Section 8.04. Reliance by Administrative Agent and the Collateral Agent. Each of the Administrative Agent and Collateral Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document, writing or other communication (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. Each of the Administrative Agent and the Collateral Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of an Advance or any Conversion or continuance of an Advance that by its terms must be fulfilled to the satisfaction of a Lender or the Collateral Agent, the Administrative Agent may presume that such condition is satisfactory to such Lender or the Collateral Agent unless the Administrative Agent shall have received notice to the contrary from such Lender or the Collateral Agent prior to the making of such Advance or Conversion or continuance of an Advance. The Administrative Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and the Administrative Agent shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

Section 8.05. Delegation of Duties. The Administrative Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub-agents appointed by it. The Administrative Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of this Article VIII [THE ADMINISTRATIVE AGENT AND THE COLLATERAL AGENT] shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent. The Administrative Agent shall not be responsible for the negligence or misconduct of any sub-agents except to the extent that a court of competent jurisdiction determines in a final and non-appealable judgment that the Administrative Agent acted with gross negligence or willful misconduct in the selection of such sub-agents.

Section 8.06. Resignation of the Administrative Agent or the Collateral Agent.

(a) The Administrative Agent and the Collateral Agent may at any time give notice of its resignation to the other Lender Parties and the Borrower. Upon receipt of any such notice of resignation, (i) the Majority Lenders shall have the right, with the prior written consent of the Borrower (which consent is not required if an Event of Default has occurred and is continuing and which consent shall not be unreasonably withheld or delayed), to appoint, as applicable, a successor Administrative Agent (which shall be a Lender or such other Person appointed by the Majority Lenders but in no event shall be a Defaulting Lender or a Disqualified Lender) or a successor Collateral Agent (which shall be a Lender or such other Person appointed by the Majority Lenders but in no event shall be a Defaulting Lender or a Disqualified Lender). If no such successor Administrative Agent or Collateral Agent shall have been so appointed and shall have accepted such appointment within 30 days after the retiring

Administrative Agent or Collateral Agent gives notice of its resignation (or such earlier day as shall be agreed by the applicable Majority Lenders) (the “Resignation Effective Date”), then the retiring Administrative Agent or Collateral Agent, as applicable, may on behalf of the Lenders, appoint a successor Administrative Agent or Collateral Agent meeting the qualifications set forth above. Whether or not a successor has been appointed, such resignation by the Administrative Agent or the Collateral Agent shall become effective in accordance with such notice on the Resignation Effective Date.

(b) If the Person serving as Administrative Agent or Collateral Agent is a Defaulting Lender pursuant to clause (d) of the definition thereof, the Majority Lenders may, to the extent permitted by applicable Legal Requirement, by notice in writing to the Borrower and such Person remove such Person as Administrative Agent or Collateral Agent, as applicable, and, in consultation with the Borrower, appoint a successor. If no such successor shall have been so appointed by applicable Majority Lenders and shall have accepted such appointment within 30 days (or such earlier day as shall be agreed by the applicable Majority Lenders) (the “Removal Effective Date”), then such removal shall nonetheless become effective in accordance with such notice on the Removal Effective Date.

(c) With effect from the Resignation Effective Date or the Removal Effective Date (as applicable) (i) the retiring or removed Administrative Agent or Collateral Agent, as applicable, shall be discharged from its duties and obligations as the Administrative Agent and Collateral Agent hereunder and under the other Loan Documents (except that in the case of any collateral security held by the Collateral Agent on behalf of the Lenders under any of the Loan Documents, the retiring Collateral Agent shall continue to hold such collateral security until such time as a successor Collateral Agent is appointed) and (ii) all payments, communications and determinations provided to be made by, to or through the retiring or removed Administrative Agent or Collateral Agent, as applicable, shall instead be made by or to each applicable class of Lenders, until such time as the Majority Lenders appoint a successor Administrative Agent or Collateral Agent as provided for above in this paragraph. Upon the acceptance of a successor’s appointment as Administrative Agent or Collateral Agent, as applicable, hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring or removed Administrative Agent or Collateral Agent, as applicable, and the retiring or removed Administrative Agent or Collateral Agent, as applicable, shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents. The fees payable by the Borrower to a successor Administrative Agent or Collateral Agent, as applicable, shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the retiring or removed Administrative Agent’s or Collateral Agent’s resignation or removal hereunder and under the other Loan Documents, the provisions of this Article VIII [THE ADMINISTRATIVE AGENT AND THE COLLATERAL AGENT] and Sections 9.02(a) [INDEMNIFICATION] and (b), Section 8.09 [Indemnification] and Section 2.12(d) shall continue in effect for the benefit of such retiring or removed Administrative Agent and Collateral Agent, as applicable, their respective sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring or removed Administrative Agent or Collateral Agent, as applicable, was acting as Administrative Agent or Collateral Agent, as applicable.

Section 8.07. Non-Reliance on Administrative Agent and Other Lenders. Each Lender Party acknowledges and agrees that it has, independently and without reliance upon the Administrative Agent or any other Lender Party or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender Party also acknowledges and agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender Party or any of their Related Parties, and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder. Except for notices, reports, and other documents and information expressly required to be furnished to the Lenders by the Administrative Agent or the Collateral Agent hereunder and for other information in the Administrative Agent’s or the Collateral Agent’s possession which has been requested by a Lender and for which such Lender pays the Administrative Agent’s and Collateral Agent’s expenses in connection therewith, neither the Administrative Agent nor the Collateral Agent shall have any duty or responsibility to provide any Lender with any credit or other information concerning the affairs, financial condition, or business of any Loan Party or any of its Restricted Subsidiaries or Affiliates that may come into the possession of the Administrative Agent, the Collateral Agent or any of their respective Affiliates.

Section 8.08. No Other Duties, etc. Anything herein to the contrary notwithstanding, none of the documentation agent, syndication agent or other titles to Lenders or Affiliates of a Lender which may be listed on the cover page hereof shall have any powers, duties or responsibilities under this Agreement or any of the other Loan Documents, except in its capacity, as applicable, as the Administrative Agent, the Collateral Agent or a Lender hereunder.

Section 8.09. Indemnification.

(a) INDEMNITY OF ADMINISTRATIVE AGENT AND COLLATERAL AGENT. THE LENDERS SEVERALLY AGREE TO INDEMNIFY THE ADMINISTRATIVE AGENT, THE COLLATERAL AGENT AND EACH OF THEIR RESPECTIVE AFFILIATES AND THEIR RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES, AND AGENTS (TO THE EXTENT NOT REIMBURSED BY THE BORROWER), RATABLY ACCORDING TO THE RESPECTIVE PRINCIPAL AMOUNTS OF THE ADVANCES THEN HELD BY EACH OF THEM (OR IF NO PRINCIPAL OF THE ADVANCES IS AT THE TIME OUTSTANDING, RATABLY ACCORDING TO THE RESPECTIVE COMMITMENTS HELD BY EACH OF THEM IMMEDIATELY PRIOR TO THE TERMINATION, EXPIRATION OR FULL REDUCTION OF EACH SUCH COMMITMENT), FROM AND AGAINST ANY AND ALL LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, SUITS, COSTS, EXPENSES, OR DISBURSEMENTS OF ANY KIND OR NATURE WHATSOEVER WHICH MAY BE IMPOSED ON, INCURRED BY, OR ASSERTED AGAINST SUCH INDEMNIFIED PERSON IN ANY WAY RELATING TO OR ARISING OUT OF THIS AGREEMENT OR ANY ACTION TAKEN OR OMITTED BY THE ADMINISTRATIVE AGENT UNDER THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT (IN ALL CASES, WHETHER OR NOT CAUSED BY OR ARISING, IN WHOLE OR IN PART, OUT OF THE COMPARATIVE, CONTRIBUTORY OR SOLE NEGLIGENCE OF SUCH INDEMNIFIED PERSON), AND INCLUDING, WITHOUT LIMITATION, ENVIRONMENTAL CLAIMS; PROVIDED THAT NO LENDER SHALL BE LIABLE FOR ANY PORTION OF SUCH LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, SUITS, COSTS, EXPENSES, OR DISBURSEMENTS RESULTING FROM SUCH INDEMNIFIED PERSON’S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT, IN EACH CASE, AS DETERMINED BY A

FINAL NON-APPEALABLE JUDGMENT OF A COURT OF COMPETENT JURISDICTION. WITHOUT LIMITATION OF THE FOREGOING, EACH LENDER AGREES TO REIMBURSE EACH OF THE ADMINISTRATIVE AGENT AND THE COLLATERAL AGENT PROMPTLY UPON DEMAND FOR ITS RATABLE SHARE (DETERMINED AS SET FORTH ABOVE IN THIS PARAGRAPH) OF ANY OUT-OF-POCKET EXPENSES (INCLUDING COUNSEL FEES) INCURRED BY THE ADMINISTRATIVE AGENT AND/OR THE COLLATERAL AGENT IN CONNECTION WITH THE PREPARATION, EXECUTION, DELIVERY, ADMINISTRATION, MODIFICATION, AMENDMENT, OR ENFORCEMENT (WHETHER THROUGH NEGOTIATIONS, LEGAL PROCEEDINGS, OR OTHERWISE) OF, OR LEGAL ADVICE IN RESPECT OF RIGHTS OR RESPONSIBILITIES UNDER, THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, TO THE EXTENT THAT THE ADMINISTRATIVE AGENT OR THE COLLATERAL AGENT IS NOT REIMBURSED FOR SUCH BY THE BORROWER.

Section 8.10. Administrative Agent May File Proofs of Claim. In case of the pendency of any proceeding under any Debtor Relief Law or any other judicial proceeding relative to any Loan Party, the Administrative Agent (irrespective of whether the principal of any Advance shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrower) shall be entitled and empowered (but not obligated) by intervention in such proceeding or otherwise:

(a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Advances and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders, the Collateral Agent and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders, the Collateral Agent and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders, the Collateral Agent and the Administrative Agent hereunder) allowed in such judicial proceeding; and

(b) to collect and receive any monies or other Property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender to make such payments to the Administrative Agent or the Collateral Agent, as applicable, and, in the event that the Administrative Agent or the Collateral Agent shall consent to the making of such payments directly to the Lenders, to pay to the Administrative Agent or the Collateral Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent, the Collateral Agent and their respective agents and counsel, and any other amounts due to the Administrative Agent or the Collateral Agent under Section 2.09 [Illegality].

Section 8.11. Collateral and Guaranty Matters.

(a) Each of the Administrative Agent and the Collateral Agent is authorized on behalf of the Secured Parties, without the necessity of any notice to or further consent from such Secured Parties, from time to time, to take any actions with respect to any Collateral or Security Instruments which may be necessary to perfect and maintain the Liens upon the Collateral granted pursuant to the Security Instruments. Each of the Administrative Agent and the Collateral Agent is further authorized (but not obligated) on behalf of the Secured Parties, without the necessity of any notice to or further consent from the Secured Parties, from time to time, to take any action in exigent circumstances as may be reasonably necessary to preserve any rights or privileges of the Secured Parties under the Loan Documents or applicable Legal Requirements. By accepting the benefit of the Liens granted pursuant to the Security Instruments, each Secured Party hereby agrees to the terms of this paragraph (a).

(b) The Lenders hereby, and any other Secured Party by accepting the benefit of the Liens granted pursuant to the Security Instruments, irrevocably authorize each of the Administrative Agent and the Collateral Agent to, and the Administrative Agent and the Collateral Agent shall, upon request of the Borrower (i) release any Lien granted to or held by the Administrative Agent and/or the Collateral Agent upon any Collateral (a) upon termination of this Agreement and the payment in full of all outstanding Advances and all other Obligations (other than contingent indemnity obligations for which no claims have been made); (b) constituting Property sold or to be sold or Disposed of as part of or in connection with any Disposition permitted under this Agreement or any other Loan Document; (c) constituting Property in which no Loan Party owned an interest at the time the Lien was granted or at any time thereafter other than as a result of a transaction prohibited hereunder; (d) constituting Property leased to any Loan Party under a lease which has expired or has been terminated in a transaction permitted under this Agreement or is about to expire and which has not been, and is not intended by such Loan Party to be, renewed or extended or (e) constituting Property on which the Liens securing the First Lien Debt have been released by the First Lien Agent; provided that, this clause (e) shall not in any event limit the Mortgage Requirement or the obligation of the Loan Parties to comply with Sections 5.08 [Collateral Matters; Guaranties] or 6.23 [Deposit Accounts; Securities Accounts] hereof; and (ii) release a Guarantor from its obligations under a Guaranty and any other applicable Loan Document and release the Lien granted to or held by the Administrative Agent and/or the Collateral Agent upon any Collateral of such Person if such Person is a voluntary Guarantor and is not required to be a Guarantor hereunder or ceases to be a Subsidiary or a Restricted Subsidiary as a result of a transaction permitted under this Agreement. Upon the request of the Administrative Agent and/or the Collateral Agent at any time, the Secured Parties will confirm in writing the Administrative Agent’s or the Collateral Agent’s authority to release particular types or items of Collateral or Guarantors pursuant to this Section 8.11 [Collateral and Guaranty Matters]. At the written request and sole expense of the Borrower, which written request shall also include a certification from a Responsible Officer certifying to the Administrative Agent and/or the Collateral Agent that such release is permitted under this Section 8.11 [Collateral and Guaranty Matters] and that such transaction is in compliance with this Agreement and the other Loan Documents (which certification the Administrative Agent and the Collateral Agent may, but is not obligated to, rely on), the Administrative Agent and/or the Collateral Agent shall promptly provide the releases of Collateral or Guarantors permitted to be released under this Section 8.11 [Collateral and Guaranty Matters] subject to evidence of such transaction and release documentation reasonably satisfactory to the Administrative Agent and/or the Collateral Agent except that the Administrative Agent or the Collateral Agent may, but shall not be obligated, to provide such releases for such Property to be sold but not yet sold or such Property subject to a lease that is about to expire but not yet expired. Upon any of the Collateral constituting (i) personal property being Disposed of as permitted under this Agreement or (ii) Property on which the Liens securing the First Lien Debt have been released by the First Lien Agent, then such Collateral shall be automatically released from the Liens created under the applicable Security Instrument; provided that (x) the Administrative Agent and the Collateral Agent shall provide any evidence of such Lien release requested by the Borrower in accordance with this Section and (y) nothing in this sentence shall in any event limit the Mortgage Requirement or the obligation of the Loan Parties to comply with Sections 5.08 [Collateral Matters; Guaranties] or 6.23 [Deposit Accounts; Securities Accounts] hereof.

(c) Notwithstanding anything contained in any of the Loan Documents to the contrary, the Loan Parties, the Administrative Agent, the Collateral Agent and each Secured Party hereby agree that no Secured Party shall have any right individually to realize upon any of the Collateral or to enforce the Guaranty, it being understood and agreed that all powers, rights and remedies hereunder, under the Guaranty and under the Security Instruments may be exercised solely by the Administrative Agent or the Collateral Agent, as applicable, on behalf of the Secured Parties in accordance with the terms hereof and the other Loan Documents. By accepting the benefit of the Liens granted pursuant to the Security Instruments, each Secured Party not party hereto hereby agrees to the terms of this paragraph (c).

Section 8.12. Credit Bidding.

(a) The Administrative Agent, on behalf of itself and the Secured Parties, shall have the right, at the direction of the Majority Lenders, to credit bid and purchase for the benefit of the Administrative Agent and the Secured Parties all or any portion of Collateral at any sale thereof conducted by the Administrative Agent under the provisions of the UCC, including pursuant to Sections 9-610 or 9-620 of the UCC, at any sale thereof conducted under the provisions of the United States Bankruptcy Code, including Section 363 thereof, or a sale under a plan of reorganization, or at any other sale or foreclosure conducted by the Administrative Agent (whether by judicial action or otherwise) in accordance with Legal Requirements.

(b) Each Secured Party hereby agrees that, except as otherwise provided in any Loan Documents or with the written consent of the Administrative Agent and the Majority Lenders, it will not take any enforcement action, accelerate obligations under any Loan Documents, or exercise any right that it might otherwise have under Legal Requirements to credit bid at foreclosure sales, UCC sales or other similar Dispositions of Collateral; provided that, for the avoidance of doubt, this subsection (b) shall not limit the rights of (i) any Lender or Affiliate of a Lender to terminate any Hedge Contract or net out any resulting termination values or (ii) any Lender or Affiliate of a Lender to terminate any (A) commercial credit cards, (B) stored value cards and (C) any other Treasury Management Arrangement (including, without limitation, controlled disbursement, purchase card arrangements, automated clearinghouse transactions, return items, overdrafts and interstate depository network services) or set off against any Deposit Accounts.

ARTICLE IX

MISCELLANEOUS

Section 9.01. Costs and Expenses. The Borrower agrees to pay promptly, upon written demand:

(a) all reasonable and documented out-of-pocket costs and expenses of the Administrative Agent in connection with the syndication, preparation, execution, delivery, administration, modification, and amendment of this Agreement, the Notes, and the other Loan Documents, including, without limitation, reasonable fees, expenses, charges and disbursements of outside counsels for such Lender Party, and

(b) all documented out-of-pocket costs and expenses, if any, of the Administrative Agent and each Lender (including, without limitation, outside counsel fees, expenses, charges and disbursements of each Lender and the Administrative Agent but excluding amounts that Borrower and/or any Guarantor are not required to indemnify the indemnified persons for pursuant to Section 9.02 [Indemnification; Waiver of Damages]) in connection with the enforcement of or protection of rights under (whether through negotiations, legal proceedings, or otherwise) this Agreement, the Notes, and the other Loan Documents (including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of the Advances).

Section 9.02. Indemnification; Waiver of Damages.

(a) INDEMNIFICATION. EACH LOAN PARTY THAT IS A PARTY HERETO AGREES TO, AND DOES HEREBY, JOINTLY AND SEVERALLY, INDEMNIFY AND HOLD HARMLESS THE ADMINISTRATIVE AGENT, THE COLLATERAL AGENT, EACH LENDER, AND EACH OF THEIR RESPECTIVE RELATED PARTIES (EACH, AN “INDEMNITEE”) FROM AND AGAINST ANY AND ALL LOSSES, CLAIMS, DAMAGES, PENALTIES, LIABILITIES AND EXPENSES OF ANY KIND OR NATURE (INCLUDING FEES, CHARGES, AND DISBURSEMENTS OF COUNSEL AND ANY CONSULTANT FOR ANY INDEMNITEE), TO WHICH SUCH INDEMNITEE MAY BECOME SUBJECT OR THAT MAY BE INCURRED BY OR ASSERTED OR AWARDED AGAINST SUCH INDEMNITEE BY ANY PERSON (INCLUDING HOLDINGS, THE BORROWER, ANY SUBSIDIARY OR ANY AFFILIATE THEREOF), IN EACH CASE ARISING OUT OF OR IN CONNECTION WITH OR BY REASON OF (INCLUDING, WITHOUT LIMITATION, IN CONNECTION WITH ANY INVESTIGATION, LITIGATION, OR PROCEEDING OR PREPARATION OF A DEFENSE IN CONNECTION THEREWITH) (I) THE EXECUTION OR DELIVERY OF ANY LOAN DOCUMENT, OR ANY AGREEMENT OR INSTRUMENT CONTEMPLATED THEREBY, THE PERFORMANCE BY THE PARTIES HERETO OR THERETO OF THEIR RESPECTIVE OBLIGATIONS HEREUNDER OR THEREUNDER OR THE CONSUMMATION OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, (II) ANY ADVANCE OR THE USE OR PROPOSED USE OF THE PROCEEDS THEREFROM, (III) ANY ACTUAL OR ALLEGED PRESENCE OR RELEASE OR THREATENED RELEASE OF HAZARDOUS MATERIALS ON, AT, UNDER OR FROM ANY PROPERTY OWNED, LEASED OR OPERATED BY HOLDINGS, THE BORROWER OR ANY SUBSIDIARY OR AFFILIATE THEREOF, OR ANY ENVIRONMENTAL CLAIM RELATED IN ANY WAY TO HOLDINGS, THE BORROWER OR ANY SUBSIDIARY OR AFFILIATE THEREOF AT ANY TIME, (IV) ANY ACTUAL OR PROSPECTIVE CLAIM, LITIGATION, INVESTIGATION OR PROCEEDING RELATING TO ANY OF THE FOREGOING, WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY, WHETHER BROUGHT BY A THIRD PARTY OR BY HOLDINGS, THE BORROWER OR ANY SUBSIDIARY OR AFFILIATE THEREOF, AND REGARDLESS OF WHETHER ANY INDEMNITEE IS A PARTY THERETO, OR (V) ANY CLAIM (INCLUDING, WITHOUT LIMITATION, ANY ENVIRONMENTAL CLAIMS), INVESTIGATION, LITIGATION OR OTHER PROCEEDING (WHETHER OR NOT THE ADMINISTRATIVE AGENT OR ANY LENDER IS A PARTY THERETO) AND THE PROSECUTION AND DEFENSE THEREOF, ARISING OUT OF OR IN ANY WAY CONNECTED WITH THE ADVANCES, ANY LOAN DOCUMENT, OR ANY DOCUMENTS CONTEMPLATED BY OR REFERRED TO HEREIN OR THEREIN OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (AND IN ALL CASES,

WHETHER OR NOT CAUSED BY OR ARISING, IN WHOLE OR IN PART, OUT OF THE COMPARATIVE, CONTRIBUTORY OR SOLE NEGLIGENCE OF SUCH INDEMNITEE); PROVIDED THAT SUCH INDEMNITY SHALL NOT, AS TO ANY INDEMNITEE, BE AVAILABLE TO THE EXTENT THAT SUCH LOSSES, CLAIMS, DAMAGES, LIABILITIES OR RELATED EXPENSES ARE DETERMINED BY A COURT OF COMPETENT JURISDICTION BY FINAL AND NON-APPEALABLE JUDGMENT (A) TO HAVE RESULTED FROM THE GROSS NEGLIGENCE, BAD FAITH OR WILLFUL MISCONDUCT OF SUCH INDEMNITEE, (B) TO HAVE RESULTED FROM A CLAIM BROUGHT BY THE BORROWER AGAINST ANY INDEMNITEE OF ANY MATERIAL BREACH OF SUCH INDEMNITEE’S FUNDING OBLIGATIONS UNDER THIS AGREEMENT, OR (C) ARE ON ACCOUNT OF A DISPUTE ARISING SOLELY AMONG INDEMNITEES (OTHER THAN THE ADMINISTRATIVE AGENT IN ITS ROLE AS SUCH) TO THE EXTENT SUCH DISPUTE DOES NOT INVOLVE AND IS NOT RELATED TO ANY ACT, OMISSION OR REPRESENTATION ON THE PART OF, OR ANY INFORMATION PROVIDED BY OR ON BEHALF OF, THE BORROWER, ANY GUARANTOR OR AFFILIATES THEREOF. THIS INDEMNITY SHALL NOT APPLY WITH RESPECT TO TAXES OTHER THAN ANY TAXES THAT REPRESENT LOSSES, CLAIMS, DAMAGES, ETC. ARISING FROM ANY NON-TAX CLAIM. No Loan Party shall, without the prior written consent of each Indemnitee affected thereby, settle any threatened or pending claim or action that would give rise to the right of any Indemnitee to claim indemnification hereunder unless such settlement (x) includes a full and unconditional release of all liabilities arising out of such claim or action against such Indemnitee, (y) does not include any statement as to or an admission of fault, culpability or failure to act by or on behalf of any Indemnitee and (z) does not require any actions to be taken or refrained from being taken by any Indemnitee other than the execution of the related settlement agreement, if any.

(b) WAIVER OF CONSEQUENTIAL DAMAGES, ETC. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LEGAL REQUIREMENT THE PARTIES HERETO SHALL NOT ASSERT, AND HEREBY WAIVE, ANY CLAIM AGAINST ANY OTHER PARTY HERETO, ON ANY THEORY OF LIABILITY, FOR SPECIAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES (AS OPPOSED TO DIRECT OR ACTUAL DAMAGES) ARISING OUT OF, IN CONNECTION WITH, OR AS A RESULT OF, ANY THIS AGREEMENT, THE OTHER LOAN DOCUMENTS, OR ANY AGREEMENT OR INSTRUMENT CONTEMPLATED HEREBY OR THEREBY, THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, ANY ADVANCE OR THE USE OF THE PROCEEDS THEREOF; PROVIDED THAT, THIS WAIVER AND AGREEMENT SHALL NOT LIMIT THE LOAN PARTIES’ INDEMNIFICATION OBLIGATIONS TO THE EXTENT SET FORTH IN THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS TO THE EXTENT SUCH SPECIAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES ARE INCLUDED IN ANY THIRD PARTY CLAIM IN CONNECTION WITH WHICH SUCH INDEMNIFIED PERSON IS OTHERWISE ENTITLED TO INDEMNIFICATION HEREUNDER OR THEREUNDER. NO INDEMNITEE SHALL BE LIABLE FOR ANY DAMAGES ARISING FROM THE USE BY UNINTENDED RECIPIENTS OF ANY INFORMATION OR OTHER MATERIALS DISTRIBUTED BY IT THROUGH TELECOMMUNICATIONS, ELECTRONIC OR OTHER INFORMATION TRANSMISSION SYSTEMS IN CONNECTION WITH THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

(c) Payments. All amounts due under this Section shall be payable promptly after demand therefor.

(d) Survival. Without prejudice to the survival of any other agreement of the Loan Parties hereunder, the agreements and obligations of the Loan Parties contained in this Section 9.02 [Indemnification; Waiver of Damages] shall survive the termination of this Agreement, the termination of all Commitments, and the payment in full of the Advances and all other amounts payable under this Agreement.

Section 9.03. Waivers and Amendments. No amendment or waiver of any provision of this Agreement, the Notes, or any other Loan Document (other than the Fee Letters and the Prior Fee Letters), nor consent to any departure by any Loan Party therefrom, shall in any event be effective unless the same shall be in writing and signed by the Majority Lenders and the Borrower, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided that:

(a) no amendment, waiver or consent shall, without the consent of each Lender directly and adversely affected thereby, (i) reduce the amount of, or rate of interest on, the Advances (other than the Default Rate of interest on the Advances which may be reduced or waived by the Majority Lenders), (ii) reduce the amount of any fees or other amounts payable hereunder or under any other Loan Document (other than those specifically addressed above in this Section 9.03 [Waivers and Amendments]), (iii) amend, waive or consent to depart from any of the conditions specified in Section 3.01 (other than such conditions which are expressly noted to be subject to Majority Lenders’ approval), (iv) increase the Commitment or any obligations of any Lender, (v) postpone or extend any date fixed for any payment of any fees or other amounts payable hereunder (other than those otherwise specifically addressed in this Section 9.03 [Waivers and Amendments]), including an extension of the Maturity Date, or (vi) amend, waive or consent to depart from Section 2.11(e) [Sharing of Payments by Lenders] or Section 7.06 [Application of Proceeds];

(b) no amendment, waiver or consent shall, unless the same shall be in writing and signed by each Lender, (i) except as permitted under Section 8.11(b) [Collateral and Guaranty Matters], release all or substantially all of the Guarantors from their obligations under any Guaranty or, except as specifically provided in the Loan Documents and as a result of transactions permitted by the terms of this Agreement, release all or substantially all of the Collateral; or (ii) amend the definition of “Majority Lenders”, this Section 9.03 [Waivers and Amendments] or any other provision in any Loan Document specifying the number or percentage of Lenders required to waive, amend or modify any rights thereunder (other than as provided in clause (c) below); and

(c) no amendment, waiver, or consent shall, unless in writing and signed by the Administrative Agent in addition to the Lenders required above to take such action, affect the rights or duties of the Administrative Agent under this Agreement or any other Loan Document. In connection with any amendment, waiver or consent required to be signed by the Majority Lenders, the Loan Parties are entitled to rely conclusively on each such Majority Lender’s signature thereto as a representation and warranty by such Majority Lender that it is not an Affiliate of any other Majority Lender.

Section 9.04. Severability. Any provision of this Agreement or any other Loan Document which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remainder of such provision or the remaining provisions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

Section 9.05. Survival of Representations and Obligations.

(a) All representations and warranties set forth in Article IV [REPRESENTATIONS AND WARRANTIES] and all representations and warranties contained in any certificate, or any of the Loan Documents (including, but not limited to, any such representation or warranty made in or in connection with any amendment thereto) shall constitute representations and warranties made under this Agreement. All representations and warranties made under this Agreement shall be made or deemed to be made at and as of the Original Closing Date and the First Amendment Effective Date (except those that are expressly made as of a specific date), shall survive the Original Closing Date and the First Amendment Effective Date and shall not be waived by the execution and delivery of this Agreement, any investigation made by or on behalf of the Lenders or any borrowing hereunder.

(b) Notwithstanding any termination of this Agreement, the indemnities to which the Administrative Agent and the Lenders are entitled under the provisions of Article VIII [THE ADMINISTRATIVE AGENT AND THE COLLATERAL AGENT] or Article IX [MISCELLANEOUS] and any other provision of this Agreement and the other Loan Documents shall continue in full force and effect and shall protect the Administrative Agent and the Lenders against events arising after such termination as well as before. Without limiting the foregoing, all obligations of the Loan Parties provided for in Sections 2.09 [Illegality], 2.10 [Breakage Costs], 2.13(d) [Indemnification by the Lenders], 9.01 [Costs and Expenses] and 9.02 [Indemnification; Waiver of Damages] and all of the obligations of the Lenders in Section 8.09 [Indemnification] shall survive any termination of this Agreement and repayment in full of the Obligations. No termination of this Agreement shall affect the rights and obligations of the parties hereto arising prior to such termination or in respect of any provision of this Agreement which survives such termination.

Section 9.06. Binding Effect. This Agreement shall become effective when it shall have been executed by Holdings, the Borrower and the Administrative Agent, and when the Administrative Agent shall have, as to each Lender, either received a counterpart hereof executed by such Lender or been notified by such Lender that such Lender has executed it and thereafter shall be binding upon and inure to the benefit of the Borrower, the Administrative Agent, and each Lender and their respective permitted successors and assigns, except that neither the Borrower nor any other Loan Party shall have the right to assign its rights or delegate its duties under this Agreement or any other Loan Document or any interest in this Agreement or any other Loan Document without the prior written consent of each Lender, except as otherwise permitted by Section 6.04 [Merger or Consolidation; Asset Sales]. Each Loan Party agrees that no Affiliate, equityholder or creditor of such Loan Party is intended to be, and none of such Persons shall be, third party beneficiaries of this Agreement or any other Loan Document, and therefore no Indemnitee will have any liability (whether direct or indirect, in contract or tort, or otherwise) to any Loan Party’s respective Affiliate that is not a party hereto or to any Loan Party’s equityholders or creditors arising out of, related to or in connection with any aspect of the transactions contemplated hereby.

Section 9.07. Successors and Assigns.

(a) Successors and Assigns Generally. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that neither the Borrower nor any other Loan Party may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent and each Lender, and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an assignee in accordance with the provisions of paragraph (b) of this Section, (ii) by way of participation in accordance with the provisions of paragraph (d) of this Section, or (iii) by way of pledge or assignment of a security interest subject to the restrictions of paragraph (e) of this Section (and any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in paragraph (d) of this Section and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

(b) Assignment by Lenders. Any Lender may at any time assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Advances at the time owing to it); provided that any such assignment shall be subject to the following conditions:

(i) Minimum Amounts. The aggregate amount of the Commitment (which for this purpose includes Advances outstanding thereunder) or, if the applicable Commitment is not then in effect, the principal outstanding balance of the Advances of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Administrative Agent or, if “Trade Date” is specified in the Assignment and Acceptance, as of the Trade Date) shall not be less than $1,000,000, unless (A) such assignment is to a Lender, and Affiliate of a Lender, or an Approved Fund or (B) each of the Administrative Agent and, so long as no as no Event of Default has occurred and is continuing, the Borrower otherwise consents (each such consent not to be unreasonably withheld or delayed).

(ii) Proportionate Amounts. Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to the Advance or the Commitment assigned.

(iii) Required Consents. No consent shall be required for any assignment except to the extent required by paragraph (b)(i) of this Section and, in addition:

(A) the consent of the Borrower (such consent not to be unreasonably withheld or delayed) shall be required unless (x) an Event of Default has occurred and is continuing at the time of such assignment or (y) such assignment is to a Lender, an Affiliate of a Lender or an Approved Fund; provided that the Borrower shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Administrative Agent within 5 Business Days after having received notice thereof; and

(B) the consent of the Administrative Agent (such consent not to be unreasonably withheld or delayed) shall be required for assignments to a Person that is not a Lender, an Affiliate of a Lender, or an Approved Fund.

(iv) Affiliated Lenders. Advances may be purchased by and assigned to any Affiliate of the Borrower (each, an “Affiliated Lender”, which shall be deemed to exclude Holdings, Intermediate, the Borrower and their respective Subsidiaries and any natural person) on a non-pro rata basis through (a) open market purchases (which includes, for the avoidance of doubt, through privately negotiated transactions) and/or (b) Dutch auctions open to all Lenders on a pro rata basis in accordance with customary procedures, in each case, so long as no Default or Event of Default has occurred; provided that (i) Affiliated Lenders (x) shall not receive information provided solely to Lenders or be permitted to attend or participate in Lender-only conference calls or meetings (in each case in their capacity as a Lender), (y) shall not have access to any electronic site established for the Lenders or confidential communications from counsel to or financial advisors of the Administrative Agent or the Lenders and (z) shall not be permitted to receive the advice of counsel to the Administrative Agent or the Lenders and shall not, solely acting in its capacity as an Affiliated Lender, have the right to challenge the Lenders’ attorney-client privilege, (ii) for purposes of any amendment, waiver or modification of the Loan Documents that does not (x) require the consent of each Lender or each affected Lender and (y) have a disproportionately adverse effect on such Affiliated Lender as compared to other affected Lenders, Affiliated Lenders shall be deemed to have voted in the same proportion as non-affiliated Lenders voting on such matter, (iii) in connection with a plan of reorganization under any insolvency proceeding, unless the plan of reorganization affects an Affiliated Lender in its capacity as a Lender in a disproportionally adverse manner than its effect on the other Lenders, the Administrative Agent shall vote on behalf of each such Affiliated Lender, (iv) the aggregate principal amount of Advances held at any one time by Affiliated Lenders shall not exceed 25% of the aggregate principal amount of all Advances outstanding at such time and (v) in no event shall there be more than one (1) Affiliated Lender holding Advances at any one time.

Notwithstanding any other provision of this Section 9.07, the Affiliated Lenders may, at their option, contribute Advances to the Borrower solely for the purpose of cancelling such Advances. Such contribution may include contributions made to the Borrower (whether through any of its direct or indirect parent entities or otherwise) in exchange for Indebtedness or Equity Interests of such parent entity or the Borrower that are otherwise permitted to be issued hereunder by such entity at such time; provided that, immediately upon the effectiveness of the contribution of any Advance by an Affiliated Lender to the Borrower, such contributed Advance shall be automatically and permanently cancelled and shall thereafter no longer be outstanding for any purpose hereunder.

(v) Assignment and Acceptance. The parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Acceptance, together with a processing and recordation fee of $3,500; provided that the Administrative Agent may, in its sole discretion, elect to waive such processing and recordation fee in the case of any assignment. The assignee, if it is not a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire.

(vi) Limitations on Assignment to Certain Persons. No such assignment shall be made to (A) the Borrower or any of the Borrower’s Affiliates or Subsidiaries (other than to an Affiliated Lender in accordance with Section 9.07(b)(iv)), (B) any Defaulting Lender or any of its Subsidiaries, or any Person who, upon becoming a Lender hereunder, would constitute any of the foregoing Persons described in this clause (B), or (C) any a Disqualified Lender.

(vii) No Assignment to Natural Persons. No such assignment shall be made to a natural Person.

(viii) Certain Additional Payments. In connection with any assignment of rights and obligations of any Defaulting Lender hereunder, no such assignment shall be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to the assignment shall make such additional payments to the Administrative Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations or subparticipations, or other compensating actions, including funding, with the consent of the Borrower and the Administrative Agent, the applicable pro rata share of Advances previously requested but not funded by the Defaulting Lender, to each of which the applicable assignee and assignor hereby irrevocably consent), to (x) pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to the Administrative Agent, the Collateral Agent and each other Lender hereunder (and interest accrued and unpaid thereon), and (y) acquire (and fund as appropriate) its full pro rata share of all Advances in accordance with its Pro Rata Share. Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder shall become effective under applicable Legal Requirement without compliance with the provisions of this paragraph, then the assignee of such interest shall be deemed to be a Defaulting Lender for all purposes of this Agreement until such compliance occurs.

Subject to acceptance and recording thereof by the Administrative Agent pursuant to paragraph (c) of this Section, from and after the effective date specified in each Assignment and Acceptance, the assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of Sections 2.10 [Breakage Costs], 2.12 [Payments and Computations], 9.01 [Costs and Expenses], 9.02 [Indemnification; Waiver of Damages] and 9.03 [Waivers and Amendments] with respect to facts and circumstances occurring prior to the effective date of such assignment; provided, that except to the extent otherwise expressly agreed by the affected parties, no assignment by a Defaulting Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this paragraph shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (d) of this Section.

The Administrative Agent shall not be responsible or have any liability for, or have any duty to ascertain, inquire into, monitor or enforce, compliance with the provisions hereof relating to Disqualified Lender. Without limiting the generality of the foregoing, the Administrative Agent shall not (x) be obligated to ascertain, monitor or inquire as to whether any Lender or Participant or prospective Lender or Participant is a Disqualified Lender or (y) have any liability with respect to or arising out of any assignment or participation of Advances or Commitments, or disclosure of confidential information, to any Disqualified Lender. Notwithstanding the foregoing, any assignment or sale of participations to a Disqualified Lender shall be null and void.

(c) Register. The Administrative Agent, acting solely for this purpose as a non-fiduciary agent of the Borrower, shall maintain at its address referred to in Section 9.09 [Notices, Etc] a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts (and stated interest) of the Advances owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Borrower, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice. The Borrower hereby agrees that the Administrative Agent acting as its agent solely for the purpose set forth above in this clause (c), shall not subject the Administrative Agent to any fiduciary or other implied duties, all of which are hereby waived by the Borrower.

(d) Participations. Any Lender may at any time, without the consent of, or notice to, the Borrower or the Administrative Agent, sell participations to any Person (other than a natural Person or the Borrower or any of the Borrower’s Affiliates or Subsidiaries) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or the Advances owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, and (iii) the Borrower, the Administrative Agent, the Collateral Agent and Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. For the avoidance of doubt, each Lender shall be responsible for the indemnity under Section 9.02(a) [INDEMNIFICATION] with respect to any payments made by such Lender to its Participant(s).

Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in clauses (a), (b), or (c) of Section 9.03 [Waivers and Amendments] (that adversely affects such Participant). The Borrower agrees that each Participant shall be entitled to the benefits of Sections 2.09 [Illegality], 2.11 [Increased Costs], and 2.13 [Taxes] (subject to the requirements and limitations therein, including the requirements under Section 2.13(f) [Status of Lenders] (it being understood that the documentation required under Section 2.13(f) [Status of Lenders] shall be delivered to the participating Lender)) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section; provided that such Participant (A) agrees to be subject to the provisions of Section 2.14 [Mitigation Obligations; Replacement of Lenders] as if it were an assignee under paragraph (b) of this Section; and (B) shall not be entitled to receive any greater payment under Sections 2.11 [Increased Costs] or 2.13 [Taxes], with respect to any participation, than its participating Lender would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a Change in Law that occurs after the Participant acquired the applicable participation. Each Lender that sells a participation agrees, at the Borrower’s request and expense, to use reasonable efforts to cooperate with the Borrower to effectuate the provisions of Section 2.14 [Mitigation Obligations; Replacement of Lenders] with respect to any Participant. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 7.04 [Right of Set-off] as though it were a Lender; provided that such Participant agrees to be subject to Section 2.12(e) [Sharing of Payments by Lenders] as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Advances or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans, letters of credit or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register. The Borrower hereby agrees that each Lender acting as its agent solely for the purpose set forth above in this clause (d), shall not subject such Lender to any fiduciary or other implied duties, all of which are hereby waived by the Borrower.

(e) Certain Pledges. Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

(f) Cashless Settlement. Notwithstanding anything to the contrary contained in this Agreement, any Lender may exchange, continue or rollover all or a portion of its Advances in connection with any refinancing, extension, loan modification or similar transaction permitted by the terms of this Agreement, pursuant to a cashless settlement mechanism approved by the Borrower, the Administrative Agent and such Lender.

Section 9.08. Confidentiality. Each Lender Party agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its Affiliates and to its and their Related Parties (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent required or requested by, or required to be disclosed to, any regulatory or similar authority purporting to have jurisdiction over such Person or its Related Parties (including any self-regulatory authority, such as the National Association of Insurance Commissioners), (c) as to the extent required by Legal Requirements or regulations or in any legal, judicial, administrative or other compulsory proceeding, (d) to any other party hereto, (e) in connection with the exercise of any remedies under this Agreement, under any other Loan Document or under any agreement related to any Obligation, or any action or proceeding relating to this Agreement, any other Loan Document or any agreement related to any Obligation, or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights and obligations under this Agreement, (ii) any actual or prospective party (or its Related Parties) to any swap, derivative or other transaction under which payments are to be made by reference to any Loan Party and its obligations, this Agreement or payments hereunder, (iii) to an investor or prospective investor in an Approved Fund that is instructed of the confidential nature of the information and that such Information may be used solely for the purpose of evaluating an investment or prospective investment in such Approved Fund, (iv) to a trustee, collateral manager, servicer, backup servicer, noteholder or secured party in an Approved Fund in connection with the administration, servicing and reporting on the assets serving as collateral for an Approved Fund, or (v) to a nationally recognized rating agency that requires access to information regarding Holdings and its Subsidiaries, the Advances and the Loan Documents in connection with ratings issued with respect to an Approved Fund, (g) on a confidential basis to the CUSIP Service Bureau or any similar agency in connection with the issuance and monitoring of CUSIP numbers with respect to the credit facility, (h) with the consent of the Borrower, (i) to Gold Sheets and other similar bank trade publications, such information to consist of deal terms and other information customarily found in such publications, (j) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section by the disclosing party or (ii) becomes available to any Secured Party or affiliate thereof from a third party that is not, to such Person’s actual knowledge, subject to confidentiality obligations to Holdings, General Partner, Intermediate or the Borrower, (k) to governmental regulatory authorities in connection with any regulatory examination of any Lender Party or, if such Lender Party deems necessary for the mitigation of claims by those authorities against such Lender Party or any of its subsidiaries or affiliates, in accordance with such Lender Party’s regulatory compliance policy, (l) to the extent that such information is independently developed by such Lender Party, or (m) for purposes of establishing a “due diligence” defense. For purposes of this Section, “Information” means all information received from any Loan Party or any Subsidiary thereof relating to any Loan Party or any Subsidiary thereof or any of their respective businesses, other than any such information that is available to the Administrative Agent, any Lender or the Collateral Agent on a nonconfidential basis prior to disclosure by any Loan Party or any Subsidiary thereof; provided that, in the case of information received from a Loan Party or any Subsidiary thereof after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN, nothing in this Agreement shall (a) restrict any Lender Party from providing information to any bank or other regulatory or governmental authorities, including the Federal Reserve Board and its supervisory staff; (b) require or permit any Lender Party to disclose to any Loan Party that any information will be or was provided to the Federal Reserve Board or any of its supervisory staff; or (c) require or permit any Lender Party to inform any Loan Party of a current or upcoming Federal Reserve Board examination or any nonpublic Federal Reserve Board supervisory initiative or action.

Section 9.09. Notices, Etc.

(a) All notices and other communications (other than Notices of Conversion or Continuation, which are governed by Article II [TERM LOAN] of this Agreement) shall be in writing and hand delivered with written receipt, telecopied, sent by facsimile, sent by electronic mail as permitted under paragraph (b) below (with, in the case of electronic mail, a hard copy sent as otherwise permitted in this Section 9.09 [Notices, Etc]), sent by a nationally recognized overnight courier, or sent by certified mail, return receipt requested as follows: if to a Loan Party, as specified on Schedule I, if to the Administrative Agent or the Collateral Agent, at its credit contact specified under its name on Schedule I, and if to any Lender at its credit contact specified in its Administrative Questionnaire. Each party may change its notice address by written notification to the other parties. All such notices and communications shall be effective when delivered, except that (i) notices and communications to the Administrative Agent, any Lender or the Collateral Agent pursuant to Article II [TERM LOAN] shall not be effective until received and, in the case of facsimile delivered under Article II [TERM LOAN], such receipt is confirmed by the Administrative Agent, such Lender or the Collateral Agent, as applicable, verbally or in writing and (ii) notices delivered through electronic communications to the extent provided in paragraph (b) below, shall be effective as provided in said paragraph (b).

(b) Electronic Communications. Notices and other communications to the Lenders hereunder may be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent; provided that the foregoing shall not apply to notices to any Lender pursuant to Article II [TERM LOAN] if such Lender has notified the Administrative Agent that is incapable of receiving notices under such Article by electronic communication. The Administrative Agent or the Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications. Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor; provided that, for both clauses (i) and (ii) above, if such notice, email or other communication is not sent during the normal business hours of the recipient, such notice, email or other communication shall be deemed to have been sent at the opening of business on the next business day for the recipient.

(c) Platform.

(i) Each Loan Party agrees that the Administrative Agent may, but shall not be obligated to, make the Communications (as defined below) available to the Lenders by posting the Communications on Debt Domain, Intralinks, Syndtrak or a substantially similar electronic transmission system (the “Platform”).

(ii) The Platform is provided “as is” and “as available.” The Agent Parties (as defined below) do not warrant the adequacy of the Platform and expressly disclaim liability for errors or omissions in the Communications. No warranty of any kind, express, implied or statutory, including, without limitation, any warranty of merchantability, fitness for a particular purpose, non-infringement of third-party rights or freedom from viruses or other code defects, is made by any Agent Party in connection with the Communications or the Platform. In no event shall the Administrative Agent or any of its Related Parties (collectively, the “Agent Parties”) have any liability to the Borrower or the other Loan Parties, any Lender or any other Person or entity for damages of any kind, including, without limitation, direct or indirect, special, incidental or consequential damages, losses or expenses (whether in tort, contract or otherwise) arising out of the Borrower’s, any Loan Party’s or the Administrative Agent’s transmission of communications through the Platform. “Communications” means, collectively, any notice, demand, communication, information, document or other material provided by or on behalf of any Loan Party pursuant to any Loan Document or the transactions contemplated therein which is distributed to the Administrative Agent or any Lender by means of electronic communications pursuant to this Section, including through the Platform.

Section 9.10. USURY NOT INTENDED. IT IS THE INTENT OF EACH LOAN PARTY AND EACH LENDER PARTY IN THE EXECUTION AND PERFORMANCE OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS TO CONTRACT IN STRICT COMPLIANCE WITH APPLICABLE USURY LAWS, INCLUDING CONFLICTS OF LAW CONCEPTS, GOVERNING THE ADVANCES OF

EACH LENDER INCLUDING SUCH APPLICABLE LEGAL REQUIREMENTS OF THE STATE OF NEW YORK, IF ANY, AND THE UNITED STATES OF AMERICA FROM TIME TO TIME IN EFFECT, AND ANY OTHER JURISDICTION WHOSE LAWS MAY BE MANDATORILY APPLICABLE TO SUCH LENDER NOTWITHSTANDING THE OTHER PROVISIONS OF THIS AGREEMENT. IN FURTHERANCE THEREOF, THE LENDER PARTIES AND THE LOAN PARTIES STIPULATE AND AGREE THAT NONE OF THE TERMS AND PROVISIONS CONTAINED IN THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS SHALL EVER BE CONSTRUED TO CREATE A CONTRACT TO PAY, AS CONSIDERATION FOR THE USE, FORBEARANCE OR DETENTION OF MONEY, INTEREST AT A RATE IN EXCESS OF THE MAXIMUM RATE AND THAT FOR PURPOSES OF THIS AGREEMENT “INTEREST” SHALL INCLUDE THE AGGREGATE OF ALL CHARGES WHICH CONSTITUTE INTEREST UNDER SUCH LAWS THAT ARE CONTRACTED FOR, CHARGED OR RECEIVED UNDER THIS AGREEMENT; AND IN THE EVENT THAT, NOTWITHSTANDING THE FOREGOING, UNDER ANY CIRCUMSTANCES THE AGGREGATE AMOUNTS TAKEN, RESERVED, CHARGED, RECEIVED OR PAID ON THE ADVANCES, INCLUDE AMOUNTS WHICH BY APPLICABLE LEGAL REQUIREMENT ARE DEEMED INTEREST WHICH WOULD EXCEED THE MAXIMUM RATE, THEN SUCH EXCESS SHALL BE DEEMED TO BE A MISTAKE AND EACH LENDER RECEIVING SAME SHALL CREDIT THE SAME ON THE PRINCIPAL OF ITS ADVANCES (OR IF SUCH ADVANCES SHALL HAVE BEEN PAID IN FULL, REFUND SAID EXCESS TO THE BORROWER). IN THE EVENT THAT THE MATURITY OF THE ADVANCES ARE ACCELERATED BY REASON OF ANY ELECTION OF THE HOLDER THEREOF RESULTING FROM ANY EVENT OF DEFAULT UNDER THIS AGREEMENT OR OTHERWISE, OR IN THE EVENT OF ANY REQUIRED OR PERMITTED PREPAYMENT, THEN SUCH CONSIDERATION THAT CONSTITUTES INTEREST MAY NEVER INCLUDE MORE THAN THE MAXIMUM RATE, AND EXCESS INTEREST, IF ANY, PROVIDED FOR IN THIS AGREEMENT OR OTHERWISE SHALL BE CANCELED AUTOMATICALLY AS OF THE DATE OF SUCH ACCELERATION OR PREPAYMENT AND, IF THERETOFORE PAID, SHALL BE CREDITED ON THE APPLICABLE ADVANCES (OR, IF THE APPLICABLE ADVANCES SHALL HAVE BEEN PAID IN FULL, REFUNDED TO THE BORROWER OF SUCH INTEREST). IN DETERMINING WHETHER OR NOT THE INTEREST PAID OR PAYABLE UNDER ANY SPECIFIC CONTINGENCIES EXCEEDS THE MAXIMUM RATE, THE LOAN PARTIES AND THE LENDERS SHALL TO THE MAXIMUM EXTENT PERMITTED UNDER APPLICABLE LEGAL REQUIREMENT AMORTIZE, PRORATE, ALLOCATE AND SPREAD IN EQUAL PARTS DURING THE PERIOD OF THE FULL STATED TERM OF THE OBLIGATIONS ALL AMOUNTS CONSIDERED TO BE INTEREST UNDER APPLICABLE LEGAL REQUIREMENT AT ANY TIME CONTRACTED FOR, CHARGED, RECEIVED OR RESERVED IN CONNECTION WITH THE OBLIGATIONS. THE PROVISIONS OF THIS SECTION SHALL CONTROL OVER ALL OTHER PROVISIONS OF THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS WHICH MAY BE IN APPARENT CONFLICT HEREWITH.

Section 9.11. Usury Recapture. In the event the rate of interest chargeable under this Agreement or any other Loan Document at any time is greater than the Maximum Rate, the unpaid principal amount of the Advances shall bear interest at the Maximum Rate until the total amount of interest paid or accrued on the Advances equals the amount of interest which would have been paid or accrued on the Advances if the stated rates of interest set forth in this Agreement or applicable Loan Document had at all times been in effect. In the event, upon payment in full of the Advances, the total amount of interest paid or accrued under the terms of this Agreement and the Advances is less than the total amount of interest which would have been paid or accrued if the rates of interest set forth in this Agreement had, at all times, been in effect, then the Borrower shall, to the extent permitted by applicable Legal Requirement, pay the Administrative Agent for the account of the Lenders an amount equal to the difference between (i) the lesser of (A) the amount of interest which would have been charged on its Advances if the Maximum Rate had, at all times, been in effect and (B) the amount of interest which would have accrued on its Advances if the rates of interest set forth in this Agreement had at all times been in effect and (ii) the amount of interest actually paid under this Agreement on its Advances. In the event the Lenders ever receive, collect or apply as interest any sum in excess of the Maximum Rate, such excess amount shall, to the extent permitted by law, be applied to the reduction of the principal balance of the Advances, and if no such principal is then outstanding, such excess or part thereof remaining shall be paid to the Borrower.

Section 9.12. Payments Set Aside. To the extent that any payment by or on behalf of the Borrower is made to any Lender Party, or any Lender Party exercises its right of setoff, and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by any Lender Party in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Law or otherwise, then (a) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such setoff had not occurred, and (b) each Lender Party severally agrees to pay to the Administrative Agent upon demand its applicable share (without duplication) of any amount so recovered from or repaid by the Administrative Agent, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the Federal Funds Rate in effect from time to time, in the applicable currency of such recovery or payment. The obligations of the Lenders under clause (b) of the preceding sentence shall survive the payment in full of the Obligations and the termination of this Agreement.

Section 9.13. Performance of Duties. Each of the Loan Party’s obligations under this Agreement and each of the other Loan Documents shall be performed by such Loan Party at its sole cost and expense.

Section 9.14. All Powers Coupled with Interest. All powers of attorney and other authorizations granted to the Lenders, the Administrative Agent and any Persons designated by the Administrative Agent or any Lender pursuant to any provisions of this Agreement or any of the other Loan Documents shall be deemed coupled with an interest and shall be irrevocable so long as any of the Obligations remain unpaid or unsatisfied, any of the Commitments remain in effect or the credit facility evidenced hereby has not been terminated.

Section 9.15. Governing Law. This Agreement and the other Loan Documents and any claim, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Agreement or any other Loan Document (except, as to any other Loan Document, as expressly set forth therein) and the transactions contemplated hereby and thereby shall be governed by, and construed in accordance with, the law of the State of New York (including Section 5-1401 and Section 5-1402 of the General Obligations Law of the State of New York), without reference to any other conflicts or choice of law principles thereof.

Section 9.16. Submission to Jurisdiction; Service of Process. The Borrower and each other Loan Party irrevocably and unconditionally agrees that it will not commence any action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or in tort or otherwise, against any Secured Party or any Related Party of any Secured Party in any way relating to this Agreement or any other Loan Document or the transactions relating hereto or thereto, in any forum other than the courts of the State of New York sitting in New York County, and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, and each of the parties hereto irrevocably and unconditionally submits to the jurisdiction of such courts and agrees that all claims in respect of any such action, litigation or proceeding may be heard and determined in such New York State court or, to the fullest extent permitted by applicable Legal Requirement, in such federal court. Each of the parties hereto agrees that a final judgment in any such action, litigation or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Legal Requirement. Nothing in this Agreement or in any other Loan Document shall affect any right that any Secured Party may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against the Borrower or any other Loan Party or its Properties in the courts of any jurisdiction. Each party hereto irrevocably consents to service of process in the manner provided for notices in Section 9.09 [Notices, Etc]. Nothing in this Agreement will affect the right of any party hereto to serve process in any other manner permitted by applicable Legal Requirement.

Section 9.17. Waiver of Venue. The Borrower and each other Loan Party irrevocably and unconditionally waives, to the fullest extent permitted by applicable Legal Requirement, any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in Section 9.16 [Submission to Jurisdiction; Service of Process]. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by applicable Legal Requirement, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

Section 9.18. Execution in Counterparts; Electronic Execution.

(a) Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Agreement.

(b) Electronic Execution of Assignments. The words “execution,” “signed,” “signature,” and words of like import in any Assignment and Acceptance shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Legal Requirement, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

Section 9.19. Independent Effect of Covenants. Holdings and the Borrower expressly acknowledge and agree that each covenant contained in Articles V [AFFIRMATIVE COVENANTS] or VI hereof shall be given independent effect. Accordingly, no Loan Party shall engage in any transaction or other act otherwise permitted under any covenant contained in Articles V [AFFIRMATIVE COVENANTS] or VI, before or after giving effect to such transaction or act, Holdings or the Borrower shall or would be in breach of any other covenant contained in Articles V [AFFIRMATIVE COVENANTS] or VI.

Section 9.20. USA Patriot Act. Each Lender that is subject to the Patriot Act and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies each Loan Party that pursuant to the requirements of the Patriot Act it is required to obtain, verify and record information that identifies such Loan Party, which information includes the name and address of such Loan Party and other information that will allow such Lender or the Administrative Agent, as applicable, to identify such Loan Party in accordance with the Patriot Act.

Section 9.21. Flood Insurance Regulations. If applicable, Ares Capital Corporation, as administrative agent, will post on the applicable electronic platform (or otherwise distribute to each Lender) documents that it receives in connection with the Flood Insurance Regulations (defined below); however, Ares Capital Corporation reminds each Lender and Participant that, pursuant to the Flood Insurance Regulations, each federally regulated lender (whether acting as a Lender or Participant) is responsible for assuring its own compliance with the Flood Insurance Regulations.

Notwithstanding the foregoing or any other provision in this Agreement to the contrary, in no event is any Building (as defined in the applicable Flood Insurance Regulation) or Manufactured (Mobile) Home (as defined in the applicable Flood Insurance Regulation) included in the definition of “Collateral” and no Building or Manufactured (Mobile) Home is intended to be encumbered by any Mortgage. As used herein, “Flood Insurance Regulations” shall mean (a) the National Flood Insurance Act of 1968 as now or hereafter in effect or any successor statute thereto, (b) the Flood Disaster Protection Act of 1973 as now or hereafter in effect or any successor statue thereto, (c) the National Flood Insurance Reform Act of 1994 (amending 42 USC 4001, et seq.), as the same may be amended or recodified from time to time, and (d) the Flood Insurance Reform Act of 2004 and any regulations promulgated thereunder.

Section 9.22. NON-RELIANCE. IN EXECUTING THIS AGREEMENT, EACH LOAN PARTY HEREBY WARRANTS AND REPRESENTS IT IS NOT RELYING ON ANY STATEMENT OR REPRESENTATION OTHER THAN THOSE IN THIS AGREEMENT AND IS RELYING UPON ITS OWN JUDGMENT AND ADVICE OF ITS ATTORNEYS.

Section 9.23. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LEGAL REQUIREMENT, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

Section 9.24. Reversal of Payments. To the extent any Loan Party makes a payment or payments to the Administrative Agent for the ratable benefit of the Lenders or the Administrative Agent receives any payment or proceeds of the Collateral which payments or proceeds or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any Debtor Relief Law, other applicable Legal Requirement or equitable cause, then, to the extent of such payment or proceeds repaid, the Obligations or part thereof intended to be satisfied shall be revived and continued in full force and effect as if such payment or proceeds had not been received by the Administrative Agent.

Section 9.25. Injunctive Relief. Each Loan Party hereto recognizes that, in the event such Loan Party fails to perform, observe or discharge any of its obligations or liabilities under this Agreement, any remedy of law may prove to be inadequate relief to the Lenders. Therefore, each Loan Party hereto agrees that the Lenders, at the Lenders’ option, shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

Section 9.26. No Advisory or Fiduciary Responsibility.

(a) In connection with all aspects of each transaction contemplated hereby, each Loan Party acknowledges and agrees, and acknowledges its Affiliates’ understanding, that (i) the facilities provided for hereunder and any related arranging or other services in connection therewith (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document) are an arm’s- length commercial transaction between the Borrower and its Affiliates, on the one hand, and the Administrative Agent, the Collateral Agent and the Lenders, on the other hand, and each Loan Party is capable of evaluating and understanding and understands and accepts the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents (including any amendment, waiver or other modification hereof or thereof), (ii) in connection with the process leading to such transaction, each of the Administrative Agent, the Collateral Agent and the Lenders is and has been acting solely as a principal and is not the financial advisor, agent or fiduciary, for the Borrower or any of its Affiliates, stockholders, creditors or employees or any other Person, (iii) none of the Administrative Agent, the Collateral Agent or the Lenders has assumed or will assume an advisory, agency or fiduciary responsibility in favor of any Loan Party with respect to any of the transactions contemplated hereby or the process leading thereto, including with respect to any amendment, waiver or other modification hereof or of any other Loan Document (irrespective of whether any Lender Party has advised or is currently advising the Borrower or any of its Affiliates on other matters) and none of the Administrative Agent, the Collateral Agent or the Lenders has any obligation to the Borrower or any of its Affiliates with respect to the financing transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents, (iv) the Collateral Agent, the Administrative Agent, the Lenders and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from, and may conflict with, those of the Borrower and its Affiliates, and none of the Administrative Agent, the Collateral Agent or the Lenders has any obligation to disclose any of such interests by virtue of any advisory, agency or fiduciary relationship and (v) the Administrative Agent, the Collateral Agent and the Lenders have not provided and will not provide any legal, accounting, regulatory or tax advice with respect to any of the transactions contemplated hereby (including any amendment, waiver or other modification hereof or of any other Loan Document) and the Loan Parties have consulted their own legal, accounting, regulatory and tax advisors to the extent they have deemed appropriate.

(b) Each Loan Party acknowledges and agrees that each Lender, the Collateral Agent, the Administrative Agent and any Affiliate thereof may lend money to, invest in, and generally engage in any kind of business with, any of the Borrower, Holdings, any Affiliate thereof or any other person or entity that may do business with or own securities of any of the foregoing, all as if such Lender, the Collateral Agent, the Administrative Agent or Affiliate thereof were not a Lender, the Collateral Agent, Administrative Agent or an Affiliate thereof (or an agent or any other Person with any similar role under the credit facilities evidenced hereby) and without any duty to account therefor to any other Lender, the Collateral Agent, the Administrative Agent, Holdings, the Borrower or any Affiliate of the foregoing. Each Lender, the Collateral Agent, the Administrative Agent and any Affiliate thereof may accept fees and other consideration from Holdings, the Borrower or any Affiliate thereof for services in connection with this Agreement, the credit facilities evidenced hereby or otherwise without having to account for the same to any other Lender, the Collateral Agent, the Administrative Agent, Holdings, the Borrower or any Affiliate of the foregoing.

Section 9.27. Inconsistencies with Other Documents. In the event there is a conflict or inconsistency between this Agreement and any other Loan Document, the terms of this Agreement shall control; provided that any provision of the Security Instruments which imposes additional burdens on Holdings or any of its Subsidiaries or further restricts the rights of Holdings or any of its Subsidiaries or gives the Administrative Agent, the Collateral Agent or Lenders additional rights shall not be deemed to be in conflict or inconsistent with this Agreement and shall be given full force and effect.

Section 9.28. Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a) the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and

(b) the effects of any Bail-in Action on any such liability, including, if applicable:

(i) a reduction in full or in part or cancellation of any such liability ;

(ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii) the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of the applicable Resolution Authority.

Section 9.29. ORAL AGREEMENTS. THIS WRITTEN AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS DEFINED IN THIS AGREEMENT, REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

Section 9.30. Intercreditor Matters. Each Lender hereby (a) consents to the subordination of the Liens securing the Obligations to the Liens securing the First Lien Debt on the terms set forth in the Intercreditor Agreement, (b) agrees that this Agreement and the other Loan Documents, and the rights and remedies of the Administrative Agent, the Collateral Agent and the Lenders hereunder and thereunder, are subject to the terms of the Intercreditor Agreement, (c) agrees that it will be bound by and will take no actions contrary to the provisions of the Intercreditor Agreement and (d) authorizes and instructs the Administrative Agent and the Collateral Agent to enter into the Intercreditor Agreement and to subject the Liens securing the Obligations to the provisions thereof.

Section 9.31. Acknowledgment Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for any Hedge Contract or any other agreement or instrument that is a QFC (such support, “QFC Credit Support” and each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):

(a) In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in Property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.

(b) As used in this Section 9.31, the following terms have the following meanings:

“BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.

“Covered Entity” means any of the following:

(i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);

(ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or

(iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).

[Remainder of this page intentionally left blank. Signature pages follow.]

ANNEX B

Schedule I

[see attached]

Schedule I

Notice

Administrative Agent:

Ares Capital Corporation

245 Park Avenue, 44th Floor,

New York, New York 10167

Attn: General Counsel

Facsimile No. (212) 750-1777

E-mail: arccgeneralcounsel@aresmgmt.com

with a copy to:

Sidley Austin LLP,

1000 Louisiana Street, Suite 5900,

Houston, TX 77002,

Attn: Herschel Hamner,

Facsimile No. (713) 495-7799,

E-mail: hhamner@sidley.com

Any Loan Party:

at c/o Penn Virginia Corporation

16285 Park Ten Place, Suite 500

Houston, Texas 77084

Attention: Russell T. Kelley, Jr.

Katie Ryan

Email: rusty.kelley@pennvirginia.com

katie.ryan@pennvirginia.com

with a copy (which copy shall not constitute notice) to:

Gibson Dunn & Crutcher LP

811 Main Street

Houston, Texas 77002

Attention: Shalla Prichard

Email: sprichard@gibsondunn.com